      FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 9, 2014
               REGISTRATION NO. 333-144639 INVESTMENT COMPANY ACT NO. 811-07325
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 35

                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 144

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (EXACT NAME OF REGISTRANT)

                         PRUCO LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 367-1730
   (ADDRESS AND TELEPHONE NUMBER OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                             J. MICHAEL LOW, ESQ.
                               LOW & COHEN, PLLC
                      2999 NORTH 44/TH/ STREET, SUITE 550
                            PHOENIX, ARIZONA 85018
                                (602) 648-4040
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                                  COPIES TO:

                               WILLIAM J. EVERS
                                VICE PRESIDENT
                         PRUCO LIFE INSURANCE COMPANY
                             213 WASHINGTON STREET
                             NEWARK, NJ 07102-2992
                                (973) 802-3716

          APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: CONTINUOUS

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on April 30, 2014 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a) (i) of Rule 485

[_]onpursuant to paragraph (a) (i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a) (ii) of Rule 485

[_] on ______________ pursuant to paragraph (a) (ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

                     TITLE OF SECURITIES BEING REGISTERED:

              INTEREST IN INDIVIDUAL VARIABLE ANNUITY CONTRACTS.

================================================================================

PREMIER BB

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER VARIABLE ANNUITY BB/SM/ SERIES

 FLEXIBLE PREMIUM DEFERRED ANNUITY

 PROSPECTUS: APRIL 30, 2014


 This prospectus describes a flexible premium deferred annuity (the "Annuity") issued by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). If you are receiving this prospectus, it is because you currently own this Annuity. This Annuity is no longer offered for new sales. This Annuity was offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity. THE ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. In addition, selling broker-dealer firms through which the Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. The guarantees provided by the variable annuity contracts and the optional benefits are the obligations of and subject to the claims paying ability of Pruco Life. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.

 THE SUB-ACCOUNTS
 Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life Flexible Premium Variable Annuity Account is a separate account of Pruco Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Stipulated Investment Options if you Elect Certain Optional Benefits" later in this prospectus for details.

 PLEASE READ THIS PROSPECTUS
 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.

 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials, at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see "How To Contact Us" later in this prospectus for our Service Office address.

 In compliance with U.S. law, Prudential Annuities Life Assurance Corporation delivers this prospectus to current contract owners that reside outside of the United States.


 THIS ANNUITY IS NOT A DEPOSIT OR OBLIGATION OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ or (R) SYMBOLS.

--------------------------------------------------------------------------------
      FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                          WWW.PRUDENTIALANNUITIES.COM


               Prospectus Dated: April   Statement of Additional
               30, 2014                       Information Dated:
                                                  April 30, 2014
                                                       PREMIERBb


  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS

 Please note that you may not allocate Purchase Payments to the AST Investment
    Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond
                                Portfolio 2024)

 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation
   AST Advanced Strategies
   AST AQR Emerging Markets Equity
   AST AQR Large-Cap
   AST Balanced Asset Allocation
   AST BlackRock Global Strategies
   AST BlackRock iShares ETF


   AST Bond Portfolio 2016
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021
   AST Bond Portfolio 2022
   AST Bond Portfolio 2023
   AST Bond Portfolio 2024

   AST Bond Portfolio 2025

   AST Capital Growth Asset Allocation
   AST ClearBridge Dividend Growth
   AST Cohen & Steers Realty
   AST Defensive Asset Allocation
   AST Federated Aggressive Growth
   AST FI Pyramis(R) Asset Allocation

   AST FI Pyramis(R) Quantitative

   *AST Franklin Templeton Founding Funds Allocation
   AST Franklin Templeton Founding Funds Plus
   AST Global Real Estate


   AST Goldman Sachs Large-Cap Value
   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Multi-Asset
   AST Goldman Sachs Small-Cap Value

   AST Herndon Large-Cap Value

   AST High Yield
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST J.P. Morgan Global Thematic
   AST J.P. Morgan International Equity
   AST J.P. Morgan Strategic Opportunities
   AST Jennison Large-Cap Growth
   AST Jennison Large-Cap Value
   AST Large-Cap Value

   AST Loomis Sayles Large-Cap Growth

   AST Lord Abbett Core Fixed Income


   AST MFS Global Equity
   AST MFS Growth
   AST MFS Large-Cap Value
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Core Bond
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value
   AST New Discovery Asset Allocation
   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Prudential Core Bond
   AST Prudential Growth Allocation
   AST QMA Emerging Markets Equity
   AST QMA Large-Cap
   AST QMA US Equity Alpha
   AST Quantitative Modeling
   AST RCM World Trends
   AST Schroders Global Tactical
   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Equity Income
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources
   AST Templeton Global Bond
   AST Wellington Management Hedged Equity
   AST Western Asset Core Plus Bond
   AST Western Asset Emerging Markets Debt









   *No longer offered for new investment. See description regarding the Portfolio in the "Investment Objectives/Policies" table under "Investment Options."

                                   CONTENTS



GLOSSARY OF TERMS...........................................................................   1

SUMMARY OF CONTRACT FEES AND CHARGES........................................................   4

EXPENSE EXAMPLE.............................................................................  14

SUMMARY.....................................................................................  15

INVESTMENT OPTIONS..........................................................................  19

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?.........................  19
 WHAT ARE THE FIXED RATE OPTIONS?...........................................................  28

FEES AND CHARGES............................................................................  31

 WHAT ARE THE CONTRACT FEES AND CHARGES?....................................................  31
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?..............................................  32
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?..................................  33
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES..................................................  33

PURCHASING YOUR ANNUITY.....................................................................  34

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?......................................  34

MANAGING YOUR ANNUITY.......................................................................  37

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?............................  37
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?...............................................  38
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?...................................................  38
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?...............................  38
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?...........................  39

MANAGING YOUR ACCOUNT VALUE.................................................................  40

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?...............................................  40
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.................  40
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?..................................  41
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?...........................................  41
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?.......  42

ACCESS TO ACCOUNT VALUE.....................................................................  43

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?...........................................  43
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?..............................................  43
 CAN I WITHDRAW A PORTION OF MY ANNUITY?....................................................  43
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?..............................................  44
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?............  44
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?....................................................................................  44
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?................  45
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?..................................................  45
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?................................  46
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?...............................................  46
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?.......................................  47

LIVING BENEFITS.............................................................................  48

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?...............................................................................  48
 HIGHEST DAILY GUARANTEED RETURN OPTION II/SM/ (HD GRO/SM/ II)..............................  50
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/....................................  54
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)...................................................  59
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/.......................................  63
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/.......................  68
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)/SM/...........  72
 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7)/SM/..................................  80
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/.........................  92
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 102
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 115


                                      (i)

 HIGHEST DAILY LIFETIME 6 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 6 PLUS)/SM/....... 125
 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 6
   PLUS)/SM/................................................................................ 138

DEATH BENEFIT............................................................................... 148

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 148
 BASIC DEATH BENEFIT........................................................................ 148
 OPTIONAL DEATH BENEFITS.................................................................... 148
 PAYMENT OF DEATH BENEFITS.................................................................. 151

VALUING YOUR INVESTMENT..................................................................... 154

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 154
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 154
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 154
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 154

TAX CONSIDERATIONS.......................................................................... 157

GENERAL INFORMATION......................................................................... 166

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 166
 WHAT IS PRUCO LIFE?........................................................................ 166
 WHAT IS THE SEPARATE ACCOUNT?.............................................................. 167
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 167
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?........................................... 169
 FINANCIAL STATEMENTS....................................................................... 171
 HOW TO CONTACT US.......................................................................... 171
 INDEMNIFICATION............................................................................ 172
 LEGAL PROCEEDINGS.......................................................................... 172
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 174

APPENDIX A - ACCUMULATION UNIT VALUES....................................................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... B-1

APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... C-1

APPENDIX D - FORMULA UNDER HIGHEST DAILY GRO BENEFIT........................................ D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT............................................... E-1

APPENDIX F - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT.............................................. F-1

APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES............. G-1

APPENDIX H - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT..................................... H-1

APPENDIX I - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL HIGHEST
  DAILY LIFETIME 6 PLUS INCOME BENEFIT...................................................... I-1


                                     (ii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.


 ANNUAL INCOME AMOUNT: This is the annual amount of income you are eligible for life under the optional benefits.


 ANNUITIZATION: The application of Account Value (or Protected Income Value for the Guaranteed Minimum Income Benefit, if applicable) to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with next following the 95/th/ birthday of the older of the Owner or Annuitant.

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 BENEFICIARY ANNUITY: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent's annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.

 BENEFIT FIXED RATE ACCOUNT: A Fixed Rate Option that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. See "Summary of Contract Fees and Charges" for details on the CDSC for the Annuity.

 DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. We no longer offer our 6 or 12 Month DCA Program.


 EXCESS INCOME: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that benefit year is considered excess income ("Excess Income"). Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future benefit years.


 FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 GOOD ORDER: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term "In Writing" to refer to this general requirement.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.

 HIGHEST DAILY GUARANTEED RETURN OPTION/(HIGHEST DAILY GRO)/HIGHEST DAILY GUARANTEED RETURN OPTION II (HIGHEST DAILY GRO II): Optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits." We no longer offer Highest Daily GRO.

 HIGHEST DAILY LIFETIME FIVE BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 HIGHEST DAILY VALUE DEATH BENEFIT (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit and is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuity. Some fees and charges are assessed against the Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against the Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                        -------------------------------
                         TRANSACTION FEES AND CHARGES
                        -------------------------------

 CONTINGENT DEFERRED SALES CHARGE (CDSC) /1/
                                   BB SERIES

            Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8+
            --------------------------------------------------------
            7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%   0.0%
            --------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a "first-in, first-out" basis.

                     -------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                       (assessed against each Annuity)
                     -------------------------------------
                            FEE/CHARGE
                     -------------------------------------
                     TRANSFER FEE/ 1/
                     MAXIMUM                     $20.00
                     CURRENT                     $10.00
                     -------------------------------------
                     TAX CHARGE (CURRENT)/ 2/  0% to 3.5%
                     -------------------------------------

 1 Currently, we deduct the fee after the 20th transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 In some states a tax is payable, either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. See the subsection "Tax Charge" under "Fees and Charges" in this prospectus.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

-------------------------------------------------------------------------------
                         PERIODIC FEES AND CHARGES

                      (assessed against each Annuity)
-------------------------------------------------------------------------------
              FEE/CHARGE
ANNUAL MAINTENANCE FEE /1/                Lesser of $35 or 2% of Account Value
                                          -------------------------------------
  BENEFICIARY CONTINUATION OPTION ONLY    Lesser of $30 or 2% of Account Value

                -----------------------------------------------------------------------
                  ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/

                (assessed as a percentage of the daily net assets of the Sub-accounts)
                -----------------------------------------------------------------------
                               FEE/CHARGE
                MORTALITY & EXPENSE RISK CHARGE /3/                   0.80%
                -----------------------------------------------------------------------
                ADMINISTRATION CHARGE /3/                             0.15%
                -----------------------------------------------------------------------
                SETTLEMENT SERVICE CHARGE /4/                         1.00%
                -----------------------------------------------------------------------
                TOTAL ANNUAL CHARGES OF THE SUB-ACCOUNTS              0.95%
                (EXCLUDING SETTLEMENT SERVICE CHARGE)
                -----------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2  These charges are deducted daily and apply to the Sub-accounts only.
 3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.

 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.

    -----------------------------------------------------------------------

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
    -----------------------------------------------------------------------
              OPTIONAL BENEFIT             OPTIONAL BENEFIT  TOTAL ANNUAL
                                             FEE/ CHARGE      CHARGE /2/
    -----------------------------------------------------------------------
    HIGHEST DAILY GRO II
    CURRENT AND MAXIMUM CHARGE /4/              0.60%            1.55%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME 6 PLUS (HD 6
    PLUS)

    MAXIMUM CHARGE /3/                          1.50%        0.95% + 1.50%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    CURRENT CHARGE                              0.85%        0.95% + 0.85%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME 6 PLUS WITH
    LIFETIME INCOME ACCELERATOR (LIA)

    MAXIMUM CHARGE /3/                          2.00%        0.95% + 2.00%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    CURRENT CHARGE                              1.20%        0.95% + 1.20%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    -----------------------------------------------------------------------
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
    (SHD 6 PLUS)

    MAXIMUM CHARGE /3/                          1.50%        0.95% + 1.50%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    CURRENT CHARGE                              0.95%        0.95% + 0.95%
    (ASSESSED AGAINST GREATER OF ACCOUNT
    VALUE AND PWV)
    -----------------------------------------------------------------------
    HIGHEST DAILY GUARANTEED RETURN
    OPTION (HD GRO)
    CURRENT CHARGE AND MAXIMUM CHARGE /4/       0.60%            1.55%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------

    -----------------------------------------------------------------------

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
    -----------------------------------------------------------------------
              OPTIONAL BENEFIT             OPTIONAL BENEFIT  TOTAL ANNUAL
                                             FEE/ CHARGE      CHARGE /2/
    -----------------------------------------------------------------------
    GUARANTEED MINIMUM INCOME BENEFIT
    (GMIB)

    MAXIMUM CHARGE /3/                          2.00%           2.00%
    (ASSESSED AGAINST PROTECTED INCOME                          + 0.95%
    VALUE)
    CURRENT CHARGE                              0.50%        0.50% + 0.95%
    (ASSESSED AGAINST PROTECTED INCOME
    VALUE)
    -----------------------------------------------------------------------
    LIFETIME FIVE INCOME BENEFIT

    MAXIMUM CHARGE /3/                          1.50%            2.45%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    CURRENT CHARGE                              0.60%            1.55%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------
    SPOUSAL LIFETIME FIVE INCOME BENEFIT

    MAXIMUM CHARGE /3/                          1.50%            2.45%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    CURRENT CHARGE                              0.75%            1.70%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME FIVE INCOME
    BENEFIT

    MAXIMUM CHARGE /3/                          1.50%            2.45%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    CURRENT CHARGE                              0.60%            1.55%
    (ASSESSED AGAINST SUB-ACCOUNT NET
    ASSETS)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME SEVEN INCOME
    BENEFIT

    MAXIMUM CHARGE /3/                          1.50%        1.50% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.60%        0.60% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME SEVEN
    W/BENEFICIARY INCOME OPTION

    MAXIMUM CHARGE /3/                          2.00%        0.95% + 2.00%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.95%        0.95% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    HIGHEST DAILY LIFETIME SEVEN
    W/LIFETIME INCOME ACCELERATOR

    MAXIMUM CHARGE /3/                          2.00%        0.95% + 2.00%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.95%        0.95% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    -----------------------------------------------------------------------
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN
    INCOME BENEFIT

    MAXIMUM CHARGE /3/                          1.50%        1.50% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    CURRENT CHARGE                              0.75%        0.75% + 0.95%
    (ASSESSED AGAINST PROTECTED
    WITHDRAWAL VALUE)
    -----------------------------------------------------------------------

   -------------------------------------------------------------------------

                  YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
   -------------------------------------------------------------------------
             OPTIONAL BENEFIT             OPTIONAL BENEFIT   TOTAL ANNUAL
                                            FEE/ CHARGE       CHARGE /2/
   -------------------------------------------------------------------------
   SPOUSAL HIGHEST DAILY LIFETIME SEVEN
   W/BENEFICIARY INCOME OPTION

   MAXIMUM CHARGE /3/                          2.00%         0.95% + 2.00%
   (ASSESSED AGAINST PROTECTED
   WITHDRAWAL VALUE)
   CURRENT CHARGE                              0.95%         0.95% + 0.95%
   (ASSESSED AGAINST PROTECTED
   WITHDRAWAL VALUE)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME 7 PLUS

   MAXIMUM CHARGE /3/                          1.50%         0.95% + 1.50%
   (ASSESSED AGAINST GREATER OF ACCOUNT
   VALUE AND PROTECTED WITHDRAWAL VALUE)
   CURRENT CHARGE                              0.75%         0.95% + 0.75%
   (ASSESSED AGAINST GREATER OF ACCOUNT
   VALUE AND PROTECTED WITHDRAWAL VALUE)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME 7 PLUS WITH
   BENEFICIARY INCOME OPTION

   MAXIMUM CHARGE /3/                          2.00%         0.95% + 2.00%
   (ASSESSED AGAINST GREATER OF ACCOUNT
   VALUE AND PROTECTED WITHDRAWAL VALUE)
   CURRENT CHARGE                              1.10%         0.95% + 1.10%
   (ASSESSED AGAINST GREATER OF ACCOUNT
   VALUE AND PROTECTED WITHDRAWAL VALUE)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME 7 PLUS WITH
   LIFETIME INCOME ACCELERATOR

   MAXIMUM CHARGE /3/                          2.00%         0.95% + 2.00%
   (ASSESSED AGAINST GREATER OF ACCOUNT
   VALUE AND PROTECTED WITHDRAWAL VALUE)
   CURRENT CHARGE                              1.10%         0.95% + 1.10%
   (ASSESSED AGAINST GREATER OF ACCOUNT
   VALUE AND PROTECTED WITHDRAWAL VALUE)
   -------------------------------------------------------------------------
   SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

   MAXIMUM CHARGE /3/                          1.50%         0.95% + 1.50%
   (ASSESSED AGAINST GREATER OF ACCOUNT
   VALUE AND PROTECTED WITHDRAWAL VALUE)
   CURRENT CHARGE                              0.90%         0.95% + 0.90%
   (ASSESSED AGAINST GREATER OF ACCOUNT
   VALUE AND PROTECTED WITHDRAWAL VALUE)
   -------------------------------------------------------------------------
   SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
   WITH BENEFICIARY INCOME OPTION

   MAXIMUM CHARGE /3/                          2.00%         0.95% + 2.00%
   (ASSESSED AGAINST GREATER OF ACCOUNT
   VALUE AND PROTECTED WITHDRAWAL VALUE)
   CURRENT CHARGE                              1.10%         0.95% + 1.10%
   (ASSESSED AGAINST GREATER OF ACCOUNT
   VALUE AND PROTECTED WITHDRAWAL VALUE)
   -------------------------------------------------------------------------
   COMBINATION 5% ROLL-UP AND HAV DEATH
   BENEFIT
   CURRENT AND MAXIMUM CHARGE/ 4/              0.80%             1.75%
   (ASSESSED AGAINST SUB-ACCOUNT NET
   ASSETS)
   (IF ELECTED ON OR AFTER MAY 1, 2009)
   -------------------------------------------------------------------------
   HIGHEST DAILY VALUE DEATH BENEFIT           0.50%             1.45%
   (HDV)
   CURRENT AND MAXIMUM CHARGE /4/
   (ASSESSED AGAINST SUB-ACCOUNT NET
   ASSETS)
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME 6 PLUS INCOME                      0.85% greater
   BENEFIT AND COMBINATION 5% ROLL-UP                         of Account
   AND HAV DEATH BENEFIT                                    Value and PWV +
   (THE MAXIMUM CHARGE COMBINATION OF                            1.75%
   OPTIONAL BENEFITS) (IF ELECTED ON OR
   AFTER MAY 1, 2009)
   ----------------------------------------
   PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH
   OPTIONAL BENEFIT FOR A COMPLETE DESCRIPTION OF THE BENEFIT, INCLUDING
   ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
   -------------------------------------------------------------------------

 1  HOW LIVING BENEFIT CHARGES ARE DETERMINED

    HIGHEST DAILY GRO II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies.
    HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 0.85% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 1.20% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). 0.95% is in addition to 0.95% annual charge of amounts invested in the Sub-accounts. HIGHEST DAILY GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 0.35% benefit charge and 1.30% total annual charge (for elections prior to May 1, 2009) (or 1.55% total annual charge for elections on or after May 1, 2009), applies. This benefit is no longer available for new elections.
    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). 0.50% of PIV for GMIB is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
    SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.70% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.55% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.60% of PWV for Highest Daily Lifetime Seven is in addition to 0.95% annual charge.
    HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). 0.95% of PWV for Highest Daily Lifetime Seven with BIO is in addition to 0.95% annual charge.
    HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.95% of PWV for Highest Daily Lifetime Seven with LIA is in addition to 0.95% annual charge.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. 0.75% of PWV for Spousal Highest Daily Lifetime Seven is in addition to 0.95% annual charge.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). 0.95% of PWV for Spousal Highest Daily Lifetime Seven with BIO is in addition to 0.95% annual charge.
    HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.75% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 0.90% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. 1.10% is in addition to 0.95% annual charge. This benefit is no longer available for new elections.
    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-Accounts. 0.50% benefit charge and 1.45% total annual charge (for elections prior to May 1, 2009) (or 1.75% total annual charge for elections on or after May 1, 2009), applies.
    HIGHEST DAILY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. 1.45% total annual charge applies. This benefit is no longer available for new elections.
 2 The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, the charge is assessed against the Protected Withdrawal Value (greater of Account Value and PWV for the "Plus" benefits). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus, one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2013 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.59%     1.6%
              ----------------------------------------------------


 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2012, except as noted and except if the underlying portfolio's inception date is subsequent to December 31, 2012. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees, and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.


-----------------------------------------------------------------------------------------------------------------------------
                                                  UNDERLYING MUTUAL FUND
                                                 PORTFOLIO ANNUAL EXPENSES

                                                 (as a percentage of the
                                                average net assets of the
                                                  underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------
                                                        For the year ended December 31, 2013
                       ------------------------------------------------------------------------------------------------------
 UNDERLYING PORTFOLIO                      Distribution                                      Total
                                              and/or                Broker Fees  Acquired   Annual                 Net Annual
                                             Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                       Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                          Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
-----------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES
 TRUST
 AST Academic
  Strategies Asset
  Allocation
  Portfolio              0.70%     0.03%      0.04%        0.07%       0.02%       0.64%     1.50%       0.00%       1.50%
 AST Advanced
  Strategies
  Portfolio/ 1/          0.80%     0.03%      0.10%        0.00%       0.00%       0.05%     0.98%      -0.01%       0.97%
 AST AQR Emerging
  Markets Equity
  Portfolio              1.09%     0.21%      0.10%        0.00%       0.00%       0.00%     1.40%       0.00%       1.40%
 AST AQR
  Large-Cap Portfolio/
  2/                     0.72%     0.01%      0.10%        0.00%       0.00%       0.00%     0.83%      -0.17%       0.66%
 AST Balanced Asset
  Allocation
  Portfolio              0.15%     0.01%      0.00%        0.00%       0.00%       0.81%     0.97%       0.00%       0.97%
 AST Blackrock
  Global Strategies
  Portfolio              0.97%     0.03%      0.10%        0.00%       0.00%       0.02%     1.12%       0.00%       1.12%
 AST Blackrock
  iShares ETF
  Portfolio/ 3/          0.89%     0.26%      0.10%        0.00%       0.00%       0.18%     1.43%      -0.41%       1.02%
 AST Bond Portfolio
  2016/ 4/               0.63%     0.49%      0.10%        0.00%       0.00%       0.00%     1.22%      -0.23%       0.99%
 AST Bond Portfolio
  2018                   0.63%     0.05%      0.10%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST Bond Portfolio
  2019                   0.63%     0.11%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Bond Portfolio
  2020                   0.63%     0.12%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%       0.85%
 AST Bond Portfolio
  2021                   0.63%     0.09%      0.10%        0.00%       0.00%       0.00%     0.82%       0.00%       0.82%
 AST Bond Portfolio
  2022                   0.63%     0.08%      0.10%        0.00%       0.00%       0.00%     0.81%       0.00%       0.81%
 AST Bond Portfolio
  2023/ 5/               0.63%     0.05%      0.10%        0.00%       0.00%       0.00%     0.78%      -0.01%       0.77%
 AST Bond Portfolio
  2024                   0.63%     0.09%      0.10%        0.00%       0.00%       0.00%     0.82%       0.00%       0.82%
 AST Bond Portfolio
  2025                   0.63%     0.05%      0.10%        0.00%       0.00%       0.00%     0.78%       0.00%       0.78%
 AST Capital Growth
  Asset Allocation
  Portfolio              0.15%     0.01%      0.00%        0.00%       0.00%       0.84%     1.00%       0.00%       1.00%
 AST ClearBridge
  Dividend Growth
  Portfolio/ 6/          0.82%     0.02%      0.10%        0.00%       0.00%       0.00%     0.94%      -0.11%       0.83%
 AST Cohen & Steers
  Realty Portfolio       0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Defensive
  Asset Allocation
  Portfolio              0.15%     0.22%      0.00%        0.00%       0.00%       0.75%     1.12%       0.00%       1.12%
 AST Federated
  Aggressive Growth
  Portfolio              0.93%     0.05%      0.10%        0.00%       0.00%       0.00%     1.08%       0.00%       1.08%
 AST FI Pyramis(R)
  Asset Allocation
  Portfolio/ 7/          0.82%     0.05%      0.10%        0.00%       0.00%       0.00%     0.97%      -0.02%       0.95%

---------------------------------------------------------------------------------------------------------------------------
                                                  UNDERLYING MUTUAL FUND
                                                 PORTFOLIO ANNUAL EXPENSES

                                                 (as a percentage of the
                                                average net assets of the
                                                  underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------
                                                      For the year ended December 31, 2013
                     ------------------------------------------------------------------------------------------------------
UNDERLYING PORTFOLIO                     Distribution                                      Total
                                            and/or                Broker Fees  Acquired   Annual                 Net Annual
                                           Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                     Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                        Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
---------------------------------------------------------------------------------------------------------------------------
 AST FI Pyramis(R)
  Quantitative
  Portfolio/ 8/        0.81%     0.02%      0.10%        0.00%       0.00%       0.00%     0.93%      -0.09%       0.84%
 AST Franklin
  Templeton
  Founding Funds
  Allocation
  Portfolio            0.91%     0.02%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST Franklin
  Templeton
  Founding Funds
  Plus Portfolio       0.02%     0.07%      0.00%        0.00%       0.00%       1.01%     1.10%       0.00%       1.10%
 AST Global Real
  Estate Portfolio     0.99%     0.05%      0.10%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Goldman Sachs
  Large- Cap Value
  Portfolio/ 9/        0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%      -0.01%       0.83%
 AST Goldman Sachs
  Mid-Cap Growth
  Portfolio/ 10/       0.98%     0.03%      0.10%        0.00%       0.00%       0.00%     1.11%      -0.01%       1.10%
 AST Goldman Sachs
  Multi- Asset
  Portfolio/ 11/       0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%      -0.21%       0.86%
 AST Goldman Sachs
  Small- Cap Value
  Portfolio/ 12/       0.93%     0.03%      0.10%        0.00%       0.00%       0.07%     1.13%      -0.01%       1.12%
 AST Herndon
  Large-Cap Value
  Portfolio/ 13/       0.83%     0.03%      0.10%        0.00%       0.00%       0.00%     0.96%      -0.04%       0.92%
 AST High Yield
  Portfolio            0.72%     0.04%      0.10%        0.00%       0.00%       0.00%     0.86%       0.00%       0.86%
 AST International
  Growth Portfolio/
  14/                  0.97%     0.05%      0.10%        0.00%       0.00%       0.00%     1.12%      -0.01%       1.11%
 AST International
  Value Portfolio      0.97%     0.04%      0.10%        0.00%       0.00%       0.00%     1.11%       0.00%       1.11%
 AST Investment
  Grade Bond/ 15/      0.63%     0.04%      0.10%        0.00%       0.00%       0.00%     0.77%      -0.03%       0.74%
 AST J.P. Morgan
  Global Thematic
  Portfolio            0.92%     0.05%      0.10%        0.00%       0.00%       0.00%     1.07%       0.00%       1.07%
 AST J.P. Morgan
  International
  Equity Portfolio     0.86%     0.07%      0.10%        0.00%       0.00%       0.00%     1.03%       0.00%       1.03%
 AST J.P. Morgan
  Strategic
  Opportunities
  Portfolio            0.97%     0.07%      0.10%        0.11%       0.01%       0.00%     1.26%       0.00%       1.26%
 AST Jennison
  Large-Cap Growth
  Portfolio            0.88%     0.02%      0.10%        0.00%       0.00%       0.00%     1.00%       0.00%       1.00%
 AST Jennison
  Large-Cap Value
  Portfolio            0.73%     0.02%      0.10%        0.00%       0.00%       0.00%     0.85%       0.00%       0.85%
 AST Large-Cap
  Value Portfolio      0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST Loomis Sayles
  Large-Cap Growth
  Portfolio/ 16/       0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%      -0.06%       0.93%
 AST Lord Abbett
  Core Fixed Income
  Portfolio/ 17/       0.77%     0.02%      0.10%        0.00%       0.00%       0.00%     0.89%      -0.13%       0.76%
 AST MFS Global
  Equity Portfolio     0.99%     0.05%      0.10%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST MFS Growth
  Portfolio            0.87%     0.02%      0.10%        0.00%       0.00%       0.00%     0.99%       0.00%       0.99%
 AST MFS Large-Cap
  Value Portfolio      0.84%     0.03%      0.10%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%
 AST Mid-Cap Value
  Portfolio            0.93%     0.03%      0.10%        0.00%       0.00%       0.00%     1.06%       0.00%       1.06%
 AST Money Market
  Portfolio            0.47%     0.02%      0.10%        0.00%       0.00%       0.00%     0.59%       0.00%       0.59%
 AST Neuberger
  Berman Core Bond
  Portfolio            0.68%     0.04%      0.10%        0.00%       0.00%       0.00%     0.82%       0.00%       0.82%
 AST Neuberger
  Berman Mid- Cap
  Growth Portfolio/
  18/                  0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%      -0.01%       1.00%

---------------------------------------------------------------------------------------------------------------------------
                                                  UNDERLYING MUTUAL FUND
                                                 PORTFOLIO ANNUAL EXPENSES

                                                 (as a percentage of the
                                                average net assets of the
                                                  underlying Portfolios)
---------------------------------------------------------------------------------------------------------------------------
                                                      For the year ended December 31, 2013
                     ------------------------------------------------------------------------------------------------------
UNDERLYING PORTFOLIO                     Distribution                                      Total
                                            and/or                Broker Fees  Acquired   Annual                 Net Annual
                                           Service     Dividend   and Expenses Portfolio Portfolio  Fee Waiver   Portfolio
                     Management  Other       Fees     Expense on    on Short    Fees &   Operating  or Expense   Operating
                        Fees    Expenses (12b-1 fees) Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
---------------------------------------------------------------------------------------------------------------------------
 AST Neuberger
  Berman/LSV
  Mid-Cap Value
  Portfolio/ 19/       0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST New Discovery
  Asset Allocation
  Portfolio/ 20/       0.83%     0.10%      0.10%        0.00%       0.00%       0.00%     1.03%      -0.01%       1.02%
 AST Parametric
  Emerging Markets
  Equity Portfolio     1.08%     0.23%      0.10%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond
  Portfolio            0.62%     0.04%      0.10%        0.00%       0.00%       0.00%     0.76%       0.00%       0.76%
 AST PIMCO Total
  Return Bond
  Portfolio            0.60%     0.02%      0.10%        0.00%       0.00%       0.00%     0.72%       0.00%       0.72%
 AST Preservation
  Asset Allocation
  Portfolio            0.15%     0.01%      0.00%        0.00%       0.00%       0.76%     0.92%       0.00%       0.92%
 AST Prudential
  Core Bond
  Portfolio/ 21/       0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.04%       0.75%
 AST Prudential
  Growth Allocation
  Portfolio            0.81%     0.02%      0.10%        0.00%       0.00%       0.01%     0.94%       0.00%       0.94%
 AST QMA Emerging
  Markets Equity
  Portfolio            1.09%     0.24%      0.10%        0.00%       0.00%       0.03%     1.46%       0.00%       1.46%
 AST QMA Large-Cap
  Portfolio            0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST QMA US Equity
  Alpha Portfolio      0.99%     0.04%      0.10%        0.22%       0.25%       0.00%     1.60%       0.00%       1.60%
 AST Quantitative
  Modeling Portfolio   0.25%     0.05%      0.00%        0.00%       0.00%       0.88%     1.18%       0.00%       1.18%
 AST RCM World
  Trends Portfolio     0.91%     0.03%      0.10%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Schroders
  Global Tactical
  Portfolio            0.91%     0.04%      0.10%        0.00%       0.00%       0.12%     1.17%       0.00%       1.17%
 AST Schroders
  Multi-Asset World
  Strategies
  Portfolio            1.06%     0.04%      0.10%        0.00%       0.00%       0.12%     1.32%       0.00%       1.32%
 AST Small-Cap
  Growth Portfolio     0.88%     0.03%      0.10%        0.00%       0.00%       0.00%     1.01%       0.00%       1.01%
 AST Small-Cap
  Value Portfolio      0.88%     0.03%      0.10%        0.00%       0.00%       0.04%     1.05%       0.00%       1.05%
 AST T. Rowe Price
  Asset Allocation
  Portfolio            0.79%     0.03%      0.10%        0.00%       0.00%       0.00%     0.92%       0.00%       0.92%
 AST T. Rowe Price
  Equity Income
  Portfolio            0.72%     0.02%      0.10%        0.00%       0.00%       0.00%     0.84%       0.00%       0.84%
 AST T. Rowe Price
  Large-Cap Growth
  Portfolio            0.85%     0.02%      0.10%        0.00%       0.00%       0.00%     0.97%       0.00%       0.97%
 AST T. Rowe Price
  Natural Resources
  Portfolio            0.88%     0.04%      0.10%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Templeton
  Global Bond
  Portfolio            0.79%     0.09%      0.10%        0.00%       0.00%       0.00%     0.98%       0.00%       0.98%
 AST Wellington
  Management Hedged
  Equity Portfolio     0.97%     0.04%      0.10%        0.00%       0.00%       0.02%     1.13%       0.00%       1.13%
 AST Western Asset
  Core Plus Bond
  Portfolio/ 22/       0.67%     0.02%      0.10%        0.00%       0.00%       0.00%     0.79%      -0.15%       0.64%
 AST Western Asset
  Emerging Markets
  Debt Portfolio/
  23/                  0.84%     0.07%      0.10%        0.00%       0.00%       0.00%     1.01%      -0.05%       0.96%

 1 AST Advanced Strategies Portfolio: The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 2 AST AQR Large-Cap Portfolio: The Investment Managers have contractually agreed to waive 0.17% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 3 AST BlackRock iShares ETF Portfolio: the Investment Managers have contractually agreed to waive a portion of their investment management fee equal to the acquired fund fees and expenses due to investments in iShares ETFs. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fee and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees (after the waiver described in the first sentence) and other expenses (including distribution fees, acquired fund fees and expenses due to investments in iShares ETFs, and other expenses excluding taxes, interest and brokerage commissions) do not exceed 1.02% of the Portfolio's average daily net assets through June 30, 2015. This arrangement may not be terminated or modified prior to June 30, 2015, and may be discontinued or modified thereafter.
 4 AST Bond Portfolio 2016: The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each Portfolio so that each Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 0.99% of each Portfolio's average daily net assets through June 30, 2015. This waiver arrangement may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 5 AST Bond Portfolio 2023: The distributor of the Portfolio has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of each Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.
 6 AST ClearBridge Dividend Growth Portfolio: The Investment Managers have contractually agreed to waive 0.11% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 7 AST FI Pyramis(R) Asset Allocation Portfolio: The Investment Managers have contractually agreed to waive 0.018% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 8 AST FI Pyramis(R) Quantitative Portfolio: The Investment Managers have contractually agreed to waive 0.08% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees. In addition, the Investment Managers have contractually agreed to waive 0.013% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 9 AST Goldman Sachs Large-Cap Value Portfolio: The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 10 AST Goldman Sachs Mid-Cap Growth Portfolio: The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This contractual investment management fee waiver may not be terminated or modified prior to the expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue the expense limitation after the expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 11 AST Goldman Sachs Multi-Asset Portfolio: The Investment Managers have contractually agreed to waive 0.10% of their investment management fee through June 30, 2016. The Investment Managers have additionally agreed to waive 0.10% of their investment management fee through June 30, 2015. The Investment Managers have also contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. Each expense limitation may not be terminated or modified prior to its expiration date, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue each expense limitation after its expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 12 AST Goldman Sachs Small-Cap Value Portfolio: The Investment Managers have contractually agreed to waive 0.013% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 13 AST Herndon Large-Cap Value Portfolio: The Investment Managers have contractually agreed to waive 0.04% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 14 AST International Growth Portfolio: The Investment Managers have contractually agreed to waive 0.01% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees. In addition, the Investment Managers have contractually agreed through May 1, 2015 to waive 0.003% of their investment management fee. This contractual investment management fee waiver may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this fee waiver after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 15 AST Investment Grade Bond Portfolio: The distributor of the Portfolio has contractually agreed to waive a portion of its distribution and service (12b-1) fee. The waiver provides for a reduction in the distribution and service fee based on the average daily net assets of each Portfolio. This contractual waiver does not have an expiration or termination date, and may not be modified or discontinued.
 16 AST Loomis Sayles Large-Cap Growth Portfolio: The Investment Managers have contractually agreed to waive 0.06% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 17 AST Lord Abbett Core Fixed Income Portfolio: The Investment Managers have contractually agreed through June 30, 2015 to waive a portion of their investment management fee, as follows: 0.10% on the first $500 million of average daily net assets; 0.125% of the Portfolio's average daily net assets between $500 million and $1 billion; and 0.15% of the Portfolio's average daily net assets in excess of $1 billion. The expense limitation may not be terminated or modified prior to its expiration date, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the expense limitation after its expiration date will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 18 AST Neuberger Berman Mid-Cap Growth Portfolio: The Investment Managers have contractually agreed to waive 0.005% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

 19 AST Neuberger Berman/LSV Mid-Cap Value Portfolio: The Investment Managers have contractually agreed to waive 0.003% of their investment management fee through May 1, 2015. This waiver arrangement may not be terminated or modified prior to May 1, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after May 1, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 20 AST New Discovery Asset Allocation Portfolio: The Investment Managers have contractually agreed to waive 0.009% their investment management fees through June 30, 2015. In addition, the Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Portfolio's average daily net assets through June 30, 2015. The waiver and expense limitation may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the waiver and expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 21 AST Prudential Core Bond Portfolio: The Investment Managers have contractually agreed to waive a portion of their investment management fees as follows: 0.025% of the Portfolio's average daily net assets between $500 million and $1 billion, and 0.05% of the Portfolio's average daily net assets in excess of $1 billion through June 30, 2015. The contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 22 AST Western Asset Core Plus Bond Portfolio: The Investment Managers have contractually agreed to waive 0.15% of their investment management fees through June 30, 2015. This contractual investment management fee waiver may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
 23 AST Western Asset Emerging Markets Debt Portfolio: The Investment Managers have contractually agreed to waive 0.05% of their investment management fee through June 30, 2015. This waiver arrangement may not be terminated or modified prior to June 30, 2015, but may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue this expense limitation after June 30, 2015 will be subject to review by the Investment Managers and the Fund's Board of Trustees.

                                EXPENSE EXAMPLE


 This example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuities. Below is an example showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The example reflects the fees and charges listed below for the Annuity as described in "Summary of Contract Fees and Charges":

   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The example also assumes the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2013, and those expenses remain the same each year*

   . For each Sub-account charge, we deduct the maximum rather than the current charge
   .   You make no withdrawals of your Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies

   . You elect the Highest Daily Lifetime 6 Plus with the Combination 5% Roll-up and HAV Death Benefit, which are the maximum combination of optional benefit charges. There is no other optional benefit combination that would result in higher maximum charges than those shown in the examples.


 Amounts shown in the example are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLE IS ILLUSTRATIVE ONLY - IT SHOULD NOT BE CONSIDERED A
 REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLE OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your annuity at the end of the applicable time period:


                                 1 YR  3 YRS  5 YRS  10 YRS
                     --------------------------------------
                     BB SERIES  $1,222 $2,093 $3,003 $5,662
                     --------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /1/


                                 1 YR 3 YRS  5 YRS  10 YRS
                      ------------------------------------
                      BB SERIES  $522 $1,593 $2,703 $5,662
                      ------------------------------------


 If you do not surrender your annuity:


                                 1 YR 3 YRS  5 YRS  10 YRS
                      ------------------------------------
                      BB SERIES  $522 $1,593 $2,703 $5,662
                      ------------------------------------


 1  You may not annuitize in the first Three (3) Annuity Years.

 For information relating to accumulation unit values pertaining to the sub-accounts, please see Appendix A.

                                    SUMMARY

                 Prudential Premier Variable Annuity Bb Series

 This Summary describes key features of the variable annuity described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuity. Your financial professional can also help you if you have questions.

 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity (subject to certain restrictions; see "Investment Options"). Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as under a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose the investment options that are suitable for you based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life through withdrawal, or provide minimum death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEAN THAT MY VARIABLE ANNUITY IS "TAX DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.

 You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? This Annuity is no longer available for purchase. Our eligibility criteria for purchasing the Annuity are as follows:

                   PRODUCT   MAXIMUM AGE FOR  MINIMUM INITIAL
                             INITIAL PURCHASE PURCHASE PAYMENT
                  --------------------------------------------
                  BB SERIES         85             $1,000
                  --------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the Annuity. If the Annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits" and "Death Benefit" for additional information on these benefits.

 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason. The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing.

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment options that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before investing. There is no assurance that any investment option will meet its investment objective.

 You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."


 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula. In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., Excess Income), that may permanently reduce the guaranteed amount you can withdraw in future years. Please note that if your Account Value is reduced to zero as a result of a withdrawal of Excess Income, both the optional benefit and the Annuity will terminate. Thus, you should think carefully before taking a withdrawal of Excess Income.


 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Spousal Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
..   Highest Daily Lifetime 7 Plus
..   Spousal Highest Daily Lifetime 7 Plus
..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option
..   Highest Daily Lifetime Seven
..   Spousal Highest Daily Lifetime Seven
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator
..   Highest Daily Lifetime Seven with Beneficiary Income Option
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option

 THE GUARANTEED MINIMUM WITHDRAWAL BENEFITS ARE NO LONGER OFFERED FOR NEW ELECTIONS.

 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formulas.

 These benefits contain detailed provisions, so please see the following section of the Prospectus for complete details:
..   Highest Daily Guaranteed Return Option II
..   Highest Daily Guaranteed Return Option*

 *  No longer available for new elections.

 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your annuity upon your death. Your annuity must be distributed within the time periods required by the tax laws. The annuity offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the annuity at the time of death.

 We also have an optional death benefit for an additional charge:
..   COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.


 Each death benefit has certain age restrictions and could only have been elected at time of contract purchase. Please see the "Death Benefit" section of the Prospectus for more information.


 There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:

                     YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8+
          -----------------------------------------------------------
          BB SERIES  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%   0.0%
          -----------------------------------------------------------

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.

 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20/th/ transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
 (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 TAX CHARGE: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.

 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which annuity you hold:

                  -------------------------------------------
                            FEE/CHARGE             BB SERIES
                  -------------------------------------------
                  MORTALITY & EXPENSE RISK CHARGE   0.80%
                  -------------------------------------------
                  ADMINISTRATION CHARGE             0.15%
                  -------------------------------------------
                  TOTAL INSURANCE CHARGE            0.95%
                  -------------------------------------------

 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and is taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your financial advisor may receive a commission for selling one of our variable annuities to you. We may also pay fees to your financial advisor's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial advisor to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial advisor or us. See "General Information".

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIO?
 Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "Service Fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name include the prefix "AST" are Portfolios of Advanced Series Trust. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.


 Effective APRIL 29, 2013, the AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO was no longer offered as a Sub-account under the Annuities, except as follows: if at any time prior to April 29, 2013 you had any portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account, you may continue to allocate Account Value and make transfers into and/or out of the AST Franklin Templeton Founding Funds Allocation Sub-account, including any electronic funds transfer, dollar cost averaging, asset allocation and rebalancing programs. If you never had a portion of your Account Value allocated to the AST Franklin Templeton Founding Funds Allocation Sub-account prior to April 29, 2013, you cannot allocate Account Value to the AST Franklin Templeton Founding Funds Allocation Sub-account.


 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION.

 GROUP I: ALLOWABLE BENEFIT ALLOCATIONS



 OPTIONAL BENEFIT NAME*                                         ALLOWABLE BENEFIT ALLOCATIONS:
 Lifetime Five Income Benefit                                   AST Academic Strategies Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                           AST Advanced Strategies Portfolio
 Highest Daily Lifetime Five Income Benefit                     AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit                    AST BlackRock Global Strategies Portfolio
 Spousal Highest Daily Lifetime Seven Income Benefit Highest    AST BlackRock iShares ETF Portfolio
 Daily Value Death Benefit                                      AST Capital Growth Asset Allocation Portfolio
 Highest Daily Lifetime Seven with Beneficiary Income Option    AST Defensive Asset Allocation Portfolio
 Spousal Highest Daily Lifetime Seven with Beneficiary          AST FI Pyramis(R) Asset Allocation Portfolio
 Income Option                                                  AST FI Pyramis(R) Quantitative Portfolio
 Highest Daily Lifetime Seven with Lifetime Income              **AST Franklin Templeton Founding Funds Allocation Portfolio
 Accelerator                                                    AST Franklin Templeton Founding Funds Plus Portfolio
 Highest Daily Lifetime 7 Plus Income Benefit                   AST Goldman Sachs Multi-Asset Portfolio
 Highest Daily Lifetime 7 Plus with Beneficiary                 AST J.P. Morgan Global Thematic Portfolio
 Income Option                                                  AST J.P. Morgan Strategic Opportunities Portfolio
 Highest Daily Lifetime 7 Plus with Lifetime                    AST New Discovery Asset Allocation Portfolio
 Income Accelerator                                             AST Preservation Asset Allocation Portfolio
 Spousal Highest Daily Lifetime 7 Plus                          AST Prudential Growth Allocation Portfolio
 Income Benefit                                                 AST RCM World Trends Portfolio
 Spousal Highest Daily Lifetime 7 Plus with                     AST Schroders Global Tactical Portfolio
 Beneficiary Income Option                                      AST Schroders Multi-Asset World Strategies Portfolio
 Highest Daily Lifetime 6 Plus                                  AST T. Rowe Price Asset Allocation Portfolio
 Highest Daily Lifetime 6 Plus with Lifetime Income             AST Wellington Management Hedged Equity Portfolio
 Accelerator
 Spousal Highest Daily Lifetime 6 Plus
 Highest Daily GRO II
------------------------------------------------------------------------------------------------------------------------------

 OPTIONAL BENEFIT NAME*                                         ALL INVESTMENT OPTIONS PERMITTED EXCEPT THE FOLLOWING:
 Combo 5% Rollup & HAV Death Benefit                            AST AQR Emerging Markets Equity
 Guaranteed Minimum Income Benefit                              AST QMA Emerging Markets Equity
 Highest Daily GRO                                              AST Western Asset Emerging Markets Debt
                                                                AST Quantitative Modeling
------------------------------------------------------------------------------------------------------------------------------


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.
 ** No longer offered for new investment.

 The following set of tables describes the second category (i.e., Group II below), under which:

 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, the AST Lord Abbett Core Fixed Income Portfolio, the AST Neuberger Berman Core Bond Portfolio, and/or the AST Prudential Core Bond Portfolio).
 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.
 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.
 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.
 (e)if you are already participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials) and add a new benefit that also participates in this program, your rebalancing date will continue to be based upon the quarterly anniversary of your initial benefit election.

 GROUP II: CUSTOM PORTFOLIOS PROGRAM (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials)



 OPTIONAL BENEFIT NAME*                                          PERMITTED PORTFOLIOS
 Highest Daily Lifetime Seven                                    AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Seven                            AST Advanced Strategies
 Highest Daily Lifetime Seven with Beneficiary Income Option     AST Balanced Asset Allocation
 Spousal Highest Daily Lifetime Seven with Beneficiary           AST BlackRock iShares ETF
 Income Option                                                   AST BlackRock Global Strategies
 Highest Daily Lifetime Seven with Lifetime Income               AST Capital Growth Asset Allocation
 Accelerator                                                     AST ClearBridge Dividend Growth
 Highest Daily Lifetime 7 Plus                                   AST Cohen & Steers Realty
 Spousal Highest Daily Lifetime 7 Plus                           AST Defensive Asset Allocation
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option    AST Federated Aggressive Growth
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary          AST FI Pyramis(R) Asset Allocation
 Income Option                                                   AST FI Pyramis(R) Quantitative Portfolio
 Highest Daily Lifetime 7 Plus with Lifetime Income              **AST Franklin Templeton Founding Funds Allocation
 Accelerator                                                     AST Franklin Templeton Founding Funds Plus
 Highest Daily Lifetime 6 Plus                                   AST Global Real Estate Portfolio
 Highest Daily Lifetime 6 Plus with Lifetime Income              AST Goldman Sachs Large-Cap Value
 Accelerator                                                     AST Goldman Sachs Mid-Cap Growth
 Spousal Highest Daily Lifetime 6 Plus                           AST Goldman Sachs Multi-Asset
 Highest Daily GRO II                                            AST Goldman Sachs Small-Cap Value
                                                                 AST Herndon Large-Cap Value
                                                                 AST High Yield
                                                                 AST International Growth
                                                                 AST International Value
                                                                 AST J.P. Morgan Global Thematic
                                                                 AST J.P. Morgan International Equity
                                                                 AST J.P. Morgan Strategic Opportunities
                                                                 AST Jennison Large-Cap Growth
                                                                 AST Jennison Large-Cap Value
                                                                 AST Large-Cap Value
                                                                 AST Loomis Sayles Large-Cap Growth
                                                                 AST Lord Abbett Core Fixed Income
                                                                 AST MFS Global Equity
                                                                 AST MFS Growth
                                                                 AST MFS Large-Cap Value
                                                                 AST Mid-Cap Value
                                                                 AST Money Market
                                                                 AST Neuberger Berman Core Bond
                                                                 AST Neuberger Berman Mid-Cap Growth
                                                                 AST Neuberger Berman/LSV Mid-Cap Value
                                                                 AST New Discovery Asset Allocation
                                                                 AST Parametric Emerging Markets Equity
                                                                 AST PIMCO Limited Maturity Bond
                                                                 AST PIMCO Total Return Bond
                                                                 AST Preservation Asset Allocation
                                                                 AST Prudential Core Bond
                                                                 AST Prudential Growth Allocation
                                                                 AST QMA US Equity Alpha
                                                                 AST RCM World Trends
                                                                 AST Schroders Global Tactical
                                                                 AST Schroders Multi-Asset World Strategies
                                                                 AST Small-Cap Growth
                                                                 AST Small-Cap Value
                                                                 AST T. Rowe Price Asset Allocation
                                                                 AST T. Rowe Price Equity Income
                                                                 AST T. Rowe Price Large-Cap Growth
                                                                 AST T. Rowe Price Natural Resources
                                                                 AST Templeton Global Bond
                                                                 AST Wellington Management Hedged Equity
                                                                 AST Western Asset Core Plus Bond


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.
 ** No longer offered for new investment.

 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a predetermined formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Sub-account).


 WHETHER OR NOT YOU ELECT AN OPTIONAL BENEFIT SUBJECT TO THE PREDETERMINED MATHEMATICAL FORMULA, YOU SHOULD BE AWARE THAT THE OPERATION OF THE FORMULA MAY RESULT IN LARGE-SCALE ASSET FLOWS INTO AND OUT OF THE SUB-ACCOUNTS. THESE ASSET FLOWS COULD ADVERSELY IMPACT THE PORTFOLIOS, INCLUDING THEIR RISK PROFILE, EXPENSES AND PERFORMANCE. These asset flows impact not only the Permitted Sub-accounts used with the benefits but also the other Sub-accounts, because the portfolios may be used as investments in certain Permitted Sub-accounts that are structured as funds-of-funds. Because transfers between the Sub-accounts and the AST Investment Grade Bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the portfolios could experience the following effects, among others:


    (a)a portfolio's investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadviser's ability to fully implement the portfolio's investment strategy;
    (b)the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held;
    (c)a portfolio may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the portfolio compared to other similar funds.

 The asset flows caused by the formula may affect Owners in differing ways. In particular, because the formula is calculated on an individual basis for each contract, on any particular day, some Owners' Account Value may be transferred to a bond portfolio (such as the AST Investment Grade Bond Sub-account) and others Owners' Account Value may not be transferred. To the extent that there is a large transfer of Account Value on a given trading day to the AST Investment Grade Bond Sub-account, and your Account Value is not so transferred, it is possible that the investment performance of the Sub-accounts in which your Account Value remains invested will be negatively affected.

 The efficient operation of the asset flows caused by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.

 Please consult the prospectus for the applicable portfolio for additional information about these effects.


 The following table contains limited information about the portfolios. Before selecting an Investment Option, you should carefully review the summary prospectuses and/or prospectuses for the portfolios, which contain details about the investment objectives, policies, risks, costs and management of the portfolios. You can obtain the summary prospectuses and prospectuses for the portfolios by calling 1-888-PRU-2888.

     ADVANCED SERIES            STYLE/                     INVESTMENT                            PORTFOLIO
      TRUST ("AST")              TYPE                 OBJECTIVES/POLICIES                         ADVISOR/
      PORTFOLIO NAME                                                                            SUBADVISOR(S)
------------------------------------------------------------------------------------------------------------------------
 AST ACADEMIC STRATEGIES        ASSET         Seeks long-term capital appreciation.    AlphaSimplex Group, LLC
ASSET ALLOCATION PORTFOLIO    ALLOCATION                                               AQR Capital Management, LLC
                                                                                          and CNH Partners, LLC
                                                                                       CoreCommodity Management,
                                                                                          LLC
                                                                                       First Quadrant, L.P.
                                                                                       Jennison Associates LLC
                                                                                       J.P. Morgan Investment
                                                                                          Management, Inc.
                                                                                       Pacific Investment Management
                                                                                          Company LLC (PIMCO)
                                                                                       Prudential Investments LLC
                                                                                       Quantitative Management
                                                                                          Associates LLC
                                                                                       Western Asset Management
                                                                                          Company/Western Asset
                                                                                          Management Company Limited
------------------------------------------------------------------------------------------------------------------------
 AST ADVANCED STRATEGIES        ASSET         Seeks a high level of absolute return    Brown Advisory LLC
        PORTFOLIO             ALLOCATION      by using traditional and non-            Loomis, Sayles & Company,
                                              traditional investment strategies and       L.P.
                                              by investing in domestic and foreign     LSV Asset Management
                                              equity and fixed income securities,      Pacific Investment Management
                                              derivative instruments and other            Company LLC (PIMCO)
                                              investment companies.                    Quantitative Management
                                                                                          Associates LLC
                                                                                       T. Rowe Price Associates, Inc.
                                                                                       William Blair & Company, LLC
------------------------------------------------------------------------------------------------------------------------
     AST AQR EMERGING        INTERNATIONAL    Seeks long-term capital appreciation.    AQR Capital Management, LLC
 MARKETS EQUITY PORTFOLIO       EQUITY
------------------------------------------------------------------------------------------------------------------------
    AST AQR LARGE-CAP         LARGE-CAP       Seeks long-term capital appreciation.    AQR Capital Management, LLC
        PORTFOLIO               BLEND
------------------------------------------------------------------------------------------------------------------------
    AST BALANCED ASSET          ASSET         Seeks to obtain the highest potential    Prudential Investments LLC
   ALLOCATION PORTFOLIO       ALLOCATION      total return consistent with its         Quantitative Management
                                              specified level of risk tolerance.          Associates LLC
------------------------------------------------------------------------------------------------------------------------
   AST BLACKROCK GLOBAL         ASSET         Seeks a high total return consistent     BlackRock Financial
   STRATEGIES PORTFOLIO       ALLOCATION      with a moderate level of risk.              Management, Inc.
------------------------------------------------------------------------------------------------------------------------
  AST BLACKROCK ISHARES         ASSET         Seeks to maximize total return with a    BlackRock Financial
      ETF PORTFOLIO           ALLOCATION      moderate level of risk.                     Management, Inc.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2016     FIXED INCOME     Seeks the highest total return for a     Prudential Investment
                                              specific period of time, consistent         Management, Inc.
                                              with the preservation of capital and
                                              liquidity needs.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2018     FIXED INCOME     Seeks the highest total return for a     Prudential Investment
                                              specific period of time, consistent         Management, Inc.
                                              with the preservation of capital and
                                              liquidity needs.
------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2019     FIXED INCOME     Seeks the highest total return for a     Prudential Investment
                                              specific period of time, consistent         Management, Inc.
                                              with the preservation of capital and
                                              liquidity needs.
------------------------------------------------------------------------------------------------------------------------

     ADVANCED SERIES           STYLE/                     INVESTMENT                              PORTFOLIO
      TRUST ("AST")             TYPE                  OBJECTIVES/POLICIES                          ADVISOR/
      PORTFOLIO NAME                                                                            SUBADVISOR(S)
-------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2020     FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                             specific period of time, consistent          Management, Inc.
                                             with the preservation of capital and
                                             liquidity needs.
-------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2021     FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                             specific period of time, consistent          Management, Inc.
                                             with the preservation of capital and
                                             liquidity needs.
-------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2022     FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                             specific period of time, consistent          Management, Inc.
                                             with the preservation of capital and
                                             liquidity needs.
-------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2023     FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                             specific period of time, consistent          Management, Inc.
                                             with the preservation of capital and
                                             liquidity needs.
-------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2024     FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                             specific period of time, consistent          Management, Inc.
                                             with the preservation of capital and
                                             liquidity needs.
-------------------------------------------------------------------------------------------------------------------------
 AST BOND PORTFOLIO 2025     FIXED INCOME    Seeks the highest total return for a      Prudential Investment
                                             specific period of time, consistent          Management, Inc.
                                             with the preservation of capital and
                                             liquidity needs.
-------------------------------------------------------------------------------------------------------------------------
 AST CAPITAL GROWTH ASSET       ASSET        Seeks to obtain a total return            Prudential Investments LLC
   ALLOCATION PORTFOLIO      ALLOCATION      consistent with its specified level of    Quantitative Management
                                             risk tolerance.                              Associates LLC
-------------------------------------------------------------------------------------------------------------------------
 AST CLEARBRIDGE DIVIDEND     LARGE-CAP      Seeks income, capital preservation,       ClearBridge Investments, LLC
     GROWTH PORTFOLIO           BLEND        and capital appreciation.
-------------------------------------------------------------------------------------------------------------------------
    AST COHEN & STEERS        SPECIALTY      Seeks to maximize total return            Cohen & Steers Capital
     REALTY PORTFOLIO                        through investment in real estate            Management, Inc.
                                             securities.
-------------------------------------------------------------------------------------------------------------------------
   AST DEFENSIVE ASSET          ASSET        Seeks to obtain the highest potential     Prudential Investments LLC
   ALLOCATION PORTFOLIO      ALLOCATION      total return consistent with its          Quantitative Management
                                             specified level of risk tolerance.           Associates LLC
-------------------------------------------------------------------------------------------------------------------------
 AST FEDERATED AGGRESSIVE     SMALL-CAP      Seeks capital growth.                     Federated Equity Management
     GROWTH PORTFOLIO          GROWTH                                                     Company of Pennsylvania/
                                                                                          Federated Global Investment
                                                                                          Management Corp.
-------------------------------------------------------------------------------------------------------------------------
 AST FI PYRAMIS(R) ASSET        ASSET        Seeks to maximize total return.           Pyramis Global Advisors, LLC a
   ALLOCATION PORTFOLIO      ALLOCATION                                                   Fidelity Investments Company
-------------------------------------------------------------------------------------------------------------------------
    AST FI PYRAMIS(R)           ASSET        Seeks long-term capital growth            Pyramis Global Advisors, LLC a
  QUANTITATIVE PORTFOLIO     ALLOCATION      balanced by current income.                  Fidelity Investments Company
(formerly AST First Trust
Balanced Target Portfolio)
-------------------------------------------------------------------------------------------------------------------------
  AST FRANKLIN TEMPLETON        ASSET        Seeks capital appreciation while its      Franklin Advisers, Inc.
FOUNDING FUNDS ALLOCATION    ALLOCATION      secondary investment objective is to      Franklin Mutual Advisers, LLC
        PORTFOLIO                            seek income.                              Templeton Global Advisors
                                                                                          Limited
-------------------------------------------------------------------------------------------------------------------------

       ADVANCED SERIES             STYLE/                      INVESTMENT                               PORTFOLIO
        TRUST ("AST")               TYPE                   OBJECTIVES/POLICIES                           ADVISOR/
       PORTFOLIO NAME                                                                                  SUBADVISOR(S)
--------------------------------------------------------------------------------------------------------------------------------
   AST FRANKLIN TEMPLETON          ASSET         Seeks capital appreciation.                 AST Investment Services, Inc.
     FOUNDING FUNDS PLUS         ALLOCATION                                                  Prudential Investments LLC
          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
   AST GLOBAL REAL ESTATE        SPECIALTY       Seeks capital appreciation and              Prudential Real Estate Investors
          PORTFOLIO                              income.
--------------------------------------------------------------------------------------------------------------------------------
      AST GOLDMAN SACHS          LARGE-CAP       Seeks long-term growth of capital.          Goldman Sachs Asset
  LARGE-CAP VALUE PORTFOLIO        VALUE                                                        Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
      AST GOLDMAN SACHS           MID-CAP        Seeks long-term growth of capital.          Goldman Sachs Asset
  MID-CAP GROWTH PORTFOLIO         GROWTH                                                       Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
      AST GOLDMAN SACHS            ASSET         Seeks to obtain a high level of total       Goldman Sachs Asset
    MULTI-ASSET PORTFOLIO        ALLOCATION      return consistent with its level of risk       Management, L.P.
                                                 tolerance.
--------------------------------------------------------------------------------------------------------------------------------
      AST GOLDMAN SACHS          SMALL-CAP       Seeks long-term capital appreciation.       Goldman Sachs Asset
  SMALL-CAP VALUE PORTFOLIO        VALUE                                                        Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
    AST HERNDON LARGE-CAP        LARGE-CAP       Seeks maximum growth of capital by          Herndon Capital Management,
VALUE PORTFOLIO (formerly AST      VALUE         investing primarily in the value               LLC
 BlackRock Value Portfolio)                      stocks of larger companies.
--------------------------------------------------------------------------------------------------------------------------------
  AST HIGH YIELD PORTFOLIO      FIXED INCOME     Seeks maximum total return,                 J.P. Morgan Investment
                                                 consistent with preservation of                Management, Inc.
                                                 capital and prudent investment              Prudential Investment
                                                 management.                                    Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
  AST INTERNATIONAL GROWTH      INTERNATIONAL    Seeks long-term capital growth.             Jennison Associates LLC
          PORTFOLIO                EQUITY                                                    Neuberger Berman Management
                                                                                                LLC
                                                                                             William Blair & Company, LLC
--------------------------------------------------------------------------------------------------------------------------------
   AST INTERNATIONAL VALUE      INTERNATIONAL    Seeks capital growth.                       LSV Asset Management
          PORTFOLIO                EQUITY                                                    Thornburg Investment
                                                                                                Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
    AST INVESTMENT GRADE        FIXED INCOME     Seeks to maximize total return,             Prudential Investment
       BOND PORTFOLIO                            consistent with the preservation of            Management, Inc.
                                                 capital and liquidity needs.
--------------------------------------------------------------------------------------------------------------------------------
   AST J.P. MORGAN GLOBAL          ASSET         Seeks capital appreciation consistent       J.P. Morgan Investment
THEMATIC PORTFOLIO (formerly     ALLOCATION      with its specified level of risk               Management Inc./Security
  AST Horizon Growth Asset                       tolerance.                                     Capital Research & Management
    Allocation Portfolio)                                                                       Incorporated
--------------------------------------------------------------------------------------------------------------------------------
       AST J.P. MORGAN          INTERNATIONAL    Seeks capital growth.                       J.P. Morgan Investment
    INTERNATIONAL EQUITY           EQUITY                                                       Management, Inc.
          PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
  AST J.P. MORGAN STRATEGIC        ASSET         Seeks to maximize return compared           J.P. Morgan Investment
   OPPORTUNITIES PORTFOLIO       ALLOCATION      to the benchmark through security              Management, Inc.
                                                 selection and tactical asset
                                                 allocation.
--------------------------------------------------------------------------------------------------------------------------------
   AST JENNISON LARGE-CAP        LARGE-CAP       Seeks long-term growth of capital.          Jennison Associates LLC
      GROWTH PORTFOLIO             GROWTH
--------------------------------------------------------------------------------------------------------------------------------
   AST JENNISON LARGE-CAP        LARGE-CAP       Seeks capital appreciation.                 Jennison Associates LLC
       VALUE PORTFOLIO             VALUE
--------------------------------------------------------------------------------------------------------------------------------

     ADVANCED SERIES            STYLE/                     INVESTMENT                             PORTFOLIO
      TRUST ("AST")              TYPE                 OBJECTIVES/POLICIES                          ADVISOR/
      PORTFOLIO NAME                                                                             SUBADVISOR(S)
--------------------------------------------------------------------------------------------------------------------------
   AST LARGE-CAP VALUE        LARGE-CAP       Seeks current income and long-term       Hotchkis and Wiley Capital
        PORTFOLIO               VALUE         growth of income, as well as capital        Management, LLC
                                              appreciation.
--------------------------------------------------------------------------------------------------------------------------
    AST LOOMIS SAYLES         LARGE-CAP       Seeks capital growth. Income             Loomis, Sayles & Company,
LARGE-CAP GROWTH PORTFOLIO      GROWTH        realization is not an investment            L.P.
                                              objective and any income realized on
                                              the Portfolio's investments,
                                              therefore, will be incidental to the
                                              Portfolio's objective.
--------------------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED   FIXED INCOME     Seeks income and capital                 Lord, Abbett & Co. LLC
     INCOME PORTFOLIO                         appreciation to produce a high total
                                              return.
--------------------------------------------------------------------------------------------------------------------------
  AST MFS GLOBAL EQUITY      INTERNATIONAL    Seeks capital growth.                    Massachusetts Financial Services
        PORTFOLIO               EQUITY                                                    Company
--------------------------------------------------------------------------------------------------------------------------
 AST MFS GROWTH PORTFOLIO     LARGE-CAP       Seeks long-term capital growth and       Massachusetts Financial Services
                                GROWTH        future, rather than current income.         Company
--------------------------------------------------------------------------------------------------------------------------
    AST MFS LARGE-CAP         LARGE-CAP       Seeks capital appreciation.              Massachusetts Financial Services
     VALUE PORTFOLIO            VALUE                                                     Company
--------------------------------------------------------------------------------------------------------------------------
    AST MID-CAP VALUE          MID-CAP        Seeks to provide capital growth by       EARNEST Partners, LLC
        PORTFOLIO               VALUE         investing primarily in mid-              WEDGE Capital Management
                                              capitalization stocks that appear to        L.L.P.
                                              be undervalued.
--------------------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO   FIXED INCOME     Seeks high current income and            Prudential Investment
                                              maintain high levels of liquidity.          Management, Inc.
--------------------------------------------------------------------------------------------------------------------------
   AST NEUBERGER BERMAN      FIXED INCOME     Seeks to maximize total return           Neuberger Berman Fixed Income
   CORE BOND PORTFOLIO                        consistent with the preservation of         LLC
                                              capital.
--------------------------------------------------------------------------------------------------------------------------
   AST NEUBERGER BERMAN        MID-CAP        Seeks capital growth.                    Neuberger Berman Management
 MID-CAP GROWTH PORTFOLIO       GROWTH                                                    LLC
--------------------------------------------------------------------------------------------------------------------------
   AST NEUBERGER BERMAN/       MID-CAP        Seeks capital growth.                    LSV Asset Management
    LSV MID-CAP VALUE           VALUE                                                  Neuberger Berman Management
        PORTFOLIO                                                                         LLC
--------------------------------------------------------------------------------------------------------------------------
 AST NEW DISCOVERY ASSET        ASSET         Seeks total return.                      Bradford & Marzec LLC
   ALLOCATION PORTFOLIO       ALLOCATION                                               Brown Advisory, LLC
                                                                                       C.S. McKee, LP
                                                                                       EARNEST Partners, LLC
                                                                                       Epoch Investment Partners, Inc.
                                                                                       Parametric Portfolio Associates
                                                                                          LLC Security Investors, LLC
                                                                                       Thompson, Siegel & Walmsley
                                                                                          LLC
--------------------------------------------------------------------------------------------------------------------------
 AST PARAMETRIC EMERGING     INTERNATIONAL    Seeks long-term capital appreciation.    Parametric Portfolio Associates
 MARKETS EQUITY PORTFOLIO       EQUITY                                                    LLC
--------------------------------------------------------------------------------------------------------------------------
    AST PIMCO LIMITED        FIXED INCOME     Seeks to maximize total return           Pacific Investment Management
 MATURITY BOND PORTFOLIO                      consistent with preservation of             Company LLC (PIMCO)
                                              capital and prudent investment
                                              management.
--------------------------------------------------------------------------------------------------------------------------
  AST PIMCO TOTAL RETURN     FIXED INCOME     Seeks to maximize total return           Pacific Investment Management
      BOND PORTFOLIO                          consistent with preservation of             Company LLC (PIMCO)
                                              capital and prudent investment
                                              management.
--------------------------------------------------------------------------------------------------------------------------

     ADVANCED SERIES            STYLE/                     INVESTMENT                              PORTFOLIO
      TRUST ("AST")              TYPE                  OBJECTIVES/POLICIES                          ADVISOR/
      PORTFOLIO NAME                                                                              SUBADVISOR(S)
---------------------------------------------------------------------------------------------------------------------------
  AST PRESERVATION ASSET        ASSET         Seeks to obtain a total return            Prudential Investments LLC
   ALLOCATION PORTFOLIO       ALLOCATION      consistent with its specified level of    Quantitative Management
                                              risk tolerance.                              Associates LLC
---------------------------------------------------------------------------------------------------------------------------
 AST PRUDENTIAL CORE BOND    FIXED INCOME     Seeks to maximize total return            Prudential Investment
        PORTFOLIO                             consistent with the long-term                Management, Inc.
                                              preservation of capital.
---------------------------------------------------------------------------------------------------------------------------
  AST PRUDENTIAL GROWTH         ASSET         Seeks total return.                       Prudential Investment
   ALLOCATION PORTFOLIO       ALLOCATION                                                   Management, Inc.
                                                                                        Quantitative Management
                                                                                           Associates LLC
---------------------------------------------------------------------------------------------------------------------------
     AST QMA EMERGING        INTERNATIONAL    Seeks long-term capital appreciation.     Quantitative Management
 MARKETS EQUITY PORTFOLIO       EQUITY                                                     Associates LLC
---------------------------------------------------------------------------------------------------------------------------
    AST QMA LARGE-CAP         LARGE-CAP       Seeks long-term capital appreciation.     Quantitative Management
        PORTFOLIO               BLEND                                                      Associates LLC
---------------------------------------------------------------------------------------------------------------------------
 AST QMA US EQUITY ALPHA      LARGE-CAP       Seeks long term capital appreciation.     Quantitative Management
        PORTFOLIO               BLEND                                                      Associates LLC
---------------------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING       ASSET         Seeks a high potential return while       Quantitative Management
        PORTFOLIO             ALLOCATION      attempting to mitigate downside risk         Associates LLC
                                              during adverse market cycles.
---------------------------------------------------------------------------------------------------------------------------
   AST RCM WORLD TRENDS         ASSET         Seeks highest potential total return      Allianz Global Investors U.S.
 PORTFOLIO (formerly AST      ALLOCATION      consistent with its specified level of       LLC
Moderate Asset Allocation                     risk tolerance.
        Portfolio)
---------------------------------------------------------------------------------------------------------------------------
   AST SCHRODERS GLOBAL         ASSET         Seeks to outperform its blended           Schroder Investment
    TACTICAL PORTFOLIO        ALLOCATION      performance benchmark.                       Management North America
                                                                                           Inc./Schroder Investment
                                                                                           Management North America Ltd.
---------------------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET       ASSET         Seeks long-term capital appreciation.     Schroder Investment
WORLD STRATEGIES PORTFOLIO    ALLOCATION                                                   Management North America
                                                                                           Inc./Schroder Investment
                                                                                           Management North America Ltd.
---------------------------------------------------------------------------------------------------------------------------
   AST SMALL-CAP GROWTH       SMALL-CAP       Seeks long-term capital growth.           Eagle Asset Management, Inc.
        PORTFOLIO               GROWTH                                                  Emerald Mutual Fund Advisers
                                                                                           Trust
---------------------------------------------------------------------------------------------------------------------------
   AST SMALL-CAP VALUE        SMALL-CAP       Seeks to provide long-term capital        ClearBridge Investments, LLC
        PORTFOLIO               VALUE         growth by investing primarily in          J.P. Morgan Investment
                                              small-capitalization stocks that             Management, Inc.
                                              appear to be undervalued.                 Lee Munder Capital Group, LLC
---------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE ASSET        ASSET         Seeks a high level of total return by     T. Rowe Price Associates, Inc.
   ALLOCATION PORTFOLIO       ALLOCATION      investing primarily in a diversified
                                              portfolio of equity and fixed income
                                              securities.
---------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE EQUITY     LARGE-CAP       Seeks substantial dividend income as      T. Rowe Price Associates, Inc.
     INCOME PORTFOLIO           VALUE         well as long-term growth of capital
                                              through investments in the common
                                              stocks of established companies.
---------------------------------------------------------------------------------------------------------------------------

      ADVANCED SERIES           STYLE/                      INVESTMENT                             PORTFOLIO
       TRUST ("AST")             TYPE                  OBJECTIVES/POLICIES                          ADVISOR/
      PORTFOLIO NAME                                                                              SUBADVISOR(S)
--------------------------------------------------------------------------------------------------------------------------
     AST T. ROWE PRICE         LARGE-CAP      Seeks long-term growth of capital by       T. Rowe Price Associates, Inc.
LARGE-CAP GROWTH PORTFOLIO      GROWTH        investing predominantly in the equity
                                              securities of a limited number of
                                              large, carefully selected, high-quality
                                              U.S. companies that are judged likely
                                              to achieve superior earnings growth.
--------------------------------------------------------------------------------------------------------------------------
 AST T. ROWE PRICE NATURAL     SPECIALTY      Seeks long-term capital growth             T. Rowe Price Associates, Inc.
    RESOURCES PORTFOLIO                       primarily through investing in the
                                              common stocks of companies that
                                              own or develop natural resources
                                              (such as energy products, precious
                                              metals and forest products) and
                                              other basic commodities.
--------------------------------------------------------------------------------------------------------------------------
 AST TEMPLETON GLOBAL BOND    FIXED INCOME    Seeks to provide current income with       Franklin Advisers, Inc.
PORTFOLIO (formerly the AST                   capital appreciation and growth of
 T. Rowe Price Global Bond                    income.
        Portfolio)
--------------------------------------------------------------------------------------------------------------------------
      AST WELLINGTON             ASSET        Seeks to outperform a mix of 50%           Wellington Management
     MANAGEMENT HEDGED        ALLOCATION      Russell 3000(R) Index, 20% MSCI               Company, LLP
     EQUITY PORTFOLIO                         EAFE Index, and 30% Treasury Bill
                                              Index over a full market cycle by
                                              preserving capital in adverse
                                              markets utilizing an options strategy
                                              while maintaining equity exposure to
                                              benefit from up markets through
                                              investments in Wellington
                                              Management's equity investment
                                              strategies.
--------------------------------------------------------------------------------------------------------------------------
  AST WESTERN ASSET CORE      FIXED INCOME    Seeks to maximize total return,            Western Asset Management
    PLUS BOND PORTFOLIO                       consistent with prudent investment            Company/Western Asset
                                              management and liquidity needs, by            Management Company Limited
                                              investing to obtain the average
                                              duration specified for the Portfolio.
--------------------------------------------------------------------------------------------------------------------------
     AST WESTERN ASSET        FIXED INCOME    Seeks to maximize total return.            Western Asset Management
   EMERGING MARKETS DEBT                                                                    Company/Western Asset
         PORTFOLIO                                                                          Management Company Limited
--------------------------------------------------------------------------------------------------------------------------



 Prudential Real Estate Investors is a business unit of Prudential Investment Management, Inc.

 Pyramis is a registered service mark of FMR LLC. Used under license.

 Security Capital Research & Management Incorporated is a wholly owned subsidiary of J.P. Morgan Investment Management Inc.


 WHAT ARE THE FIXED RATE OPTIONS?
 The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 Month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five. We no longer offer our 6 or 12 Month DCA Program.

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate

 Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
 In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. ("6 or 12 Month DCA Program"). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss. We no longer offer our 6 or 12 Month DCA Program.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM")-We no longer offer our 6 or 12 Month DCA Program.
 The 6 or 12 Month DCA Program was available for contracts issued between May 1, 2009 and October 31, 2011. The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Combination 5% Roll-up + HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.

 THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
   . We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

   . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 Month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefits, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Custom Portfolios Program, we will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Custom Portfolios Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus benefits or Highest Daily Lifetime 6 Plus benefits) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

                               FEES AND CHARGES

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values.

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE (CDSC): We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages are shown under "Summary of Contract Fees and Charges."

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value."

 TRANSFER FEE: Currently, you may make 20 free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the 20/th/ in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the 20 free transfers. All transfers made on the same day will be treated as one
 (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the 20 free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the 20 free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value including any amount in Fixed Rate Options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a Medically-Related Surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when Purchase Payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of Purchase Payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.


 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the Annuity's basic Death Benefit that may provide guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also compensates us for administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.


 The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options or the DCA Fixed Rate Option, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would.


 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against the greater of Account Value and Protected Withdrawal Value and taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.


 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options, and therefore, we credit lower interest rates due to the existence of these factors than we otherwise would. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 PLEASE NOTE THAT THESE ANNUITIES ARE NO LONGER AVAILABLE FOR NEW SALES. THE INFORMATION PROVIDED IN THIS SECTION IS FOR INFORMATIONAL PURPOSES ONLY.

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?
 WE MAY APPLY CERTAIN LIMITATIONS, RESTRICTIONS, AND/OR UNDERWRITING STANDARDS AS A CONDITION OF OUR ISSUANCE OF AN ANNUITY AND/OR ACCEPTANCE OF PURCHASE PAYMENTS. ALL SUCH CONDITIONS ARE DESCRIBED BELOW.

 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of this Annuity. Previously, you must have made a minimum initial Purchase Payment of $1,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional Purchase Payments. Our acceptance of a check is subject to our ability to collect funds.

 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity which is age 85. No additional Purchase Payments will be permitted after age 85 for the Annuity. If the Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 "BENEFICIARY" ANNUITY
 If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent's annuity into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's into a single contract as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month Dollar Cost Averaging Program), Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

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 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the
 Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required minimum distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. For Beneficiary Annuities, instead of Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

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


                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another life upon which distributions are based. Upon an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;
..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
..   a change in Beneficiary if the Owner had previously made the designation irrevocable;

..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors (if allowed by state law); and

..   a new Annuitant for a contract issued to a grantor trust where the new
    Annuitant is not the grantor of the trust.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.

 If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us. We will allow change of ownership and/or assignments only if the Annuity is held for the benefit of the designated Annuitant. We are not responsible for any transaction processed before a change of Owner and/or Beneficiary, or an assignment of the Annuity, is accepted and recorded by us.

 WE RESERVE THE RIGHT TO REFUSE A PROPOSED CHANGE OF OWNER AND/OR BENEFICIARY, AND A PROPOSED ASSIGNMENT OF THE ANNUITY. WE ACCEPT ASSIGNMENT OF NON-QUALIFIED ANNUITIES ONLY.

 We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
..   a company(ies) that issues or manages viatical or structured settlements;
..   an institutional investment company;
..   an Owner with no insurable relationship to the Annuitant or Contingent
    Annuitant (a "Stranger-Owned Annuity" or "STOA"); or
..   a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.


 WE WILL IMPLEMENT THIS RIGHT ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, AND ARE NOT OBLIGATED TO PROCESS ANY SUCH REQUEST WITHIN ANY PARTICULAR TIMEFRAME. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities. You should consult with a qualified tax advisor for complete information and advice prior to any ownership change or assignment. Once an ownership change or assignment is processed, the tax reporting cannot be reversed.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If the Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial

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


 Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 Note that any division of your Annuity due to divorce will be treated as a withdrawal and the non-owner spouse may then decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is available to new contract owners.


 Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down
 Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes. Please consult with your tax or legal advisor before electing the Spousal Benefit for a same sex spouse or civil union partner. Please see "Tax Considerations" for more information.


 CONTINGENT ANNUITANT
 Generally, if the Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase Payment(s), if they are greater than your current Account Value less any federal or state income tax withholding.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life's Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional Purchase Payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) and prior to the Owner's 86/th/ birthday. However, purchase payments are not permitted if the Account Value drops to zero. Please see the "Living Benefits" section of this prospectus for further information on additional Purchase Payments.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity (unless the Annuity is held as a Beneficiary Annuity). We call our electronic funds transfer program "Pruco Life's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or rejected our acceptance of additional purchase payments.

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



 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

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


                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Purchase Payments to one or more available Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.

 Currently, we charge $10.00 for each transfer after the twentieth (20/th/) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.


 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a "writing",
 (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.


 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

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


..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. We offer Dollar Cost Averaging programs during the accumulation period. In general Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II benefits.

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 Any transfer to or from any Sub-account that is not part of your Automatic
 Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have elected automatic rebalancing, you should be aware that:
 (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. PLEASE NOTE THAT IF YOU HAVE ENGAGED A THIRD-PARTY INVESTMENT ADVISOR TO PROVIDE ASSET ALLOCATION SERVICES WITH RESPECT TO YOUR ANNUITY, WE DO NOT ALLOW YOU TO ELECT AN OPTIONAL BENEFIT THAT REQUIRES INVESTMENT IN AN ASSET ALLOCATION PORTFOLIO AND/OR THAT INVOLVES MANDATORY ACCOUNT VALUE TRANSFERS (E.G. HIGHEST DAILY GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

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


                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES?

 DURING THE ACCUMULATION PERIOD
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 There may also be tax implications on distributions from qualified Annuities. See "Tax Considerations" for information about qualified Annuities and for additional information about non-qualified Annuities.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis. We withdraw your oldest Purchase Payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE ANNUITY PAYMENTS HAVE COMMENCED).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

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



 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select ("systematic withdrawals"). This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.

 You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Internal Revenue Code or Required Minimum Distributions.

 You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.

 Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts or certain MVA Options. Please note that systematic withdrawals may be subject to any applicable CDSC and/or an MVA. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.


 If you do not have an optional benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your "designated Investment Options"). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals pro rata based on the Account Value in the Investment Options at the time we pay out your withdrawal. "Pro rata" means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals pro rata (as described above) based on the Account Value across all of your Investment Options.


 If you have a Guaranteed Lifetime Minimum Withdrawal Benefit and elect, or have elected, to receive withdrawals under the benefit using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
..   Excluding Lifetime Five, systematic withdrawals must be taken from your
    Account Value on a pro rata basis from the Investment Options at the time we process each withdrawal.
..   If you either have an existing or establish a new systematic withdrawal program for a) your Annual Income Amount or Annual Withdrawal Amount (only applicable to Lifetime Five) or LIA Amount (only applicable to a Lifetime Income Accelerator Benefit) or b) for a designated amount that is less than your Annual Income Amount, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
..   If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount or LIA Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your guaranteed withdrawal amounts available in future Annuity Years. Taking partial withdrawals in addition to your systematic withdrawal program will further increase the impact on your future guaranteed withdrawal amounts.
..   For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see "Living Benefits" later in this prospectus.


 Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal under your living benefit as described above through our Systematic Withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by an applicable CDSC or tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for CDSC or tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Unadjusted Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the CDSC or tax withholding, that will need to be withdrawn. We then apply the CDSC or tax withholding to that entire amount. As a result, you will pay a greater CDSC or have more tax withheld if you elect a net withdrawal.


 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 Please see "Highest Daily Lifetime 6 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 We apply as a threshold, in certain circumstances, a minimum Surrender Value of $1,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with certain lifetime guaranteed minimum withdrawal benefits, we will not allow you to take a Non-Lifetime Withdrawal (see "Living Benefits") that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See "What Types of Annuity Options Are Available?" for information on the impact of the minimum Surrender Value at annuitization.

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



 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below (a "Medically-Related Surrender"). The requirements of such a surrender and waiver may vary by state. If you request a full surrender, the amount payable will be your Account Value.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a Medically-Related Surrender;
   . If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . If the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity.

 A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This waiver is not available in Massachusetts.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial annuitizations are not allowed.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. Your Annuity Date must be no later than the first day of the month next following the 95/th/ birthday of the older of the Owner or Annuitant (unless we agree to another date). Certain annuity options may not be available depending on the age of the Annuitant.

 If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $1000 (the minimum Surrender Value) on the Annuity Date.

 Certain of these annuity options may be available as "settlement options" to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first three Annuity Years.

 For Beneficiary Annuities, no payments are available and all references to an Annuity Date are not applicable.

 OPTION 1
 ANNUITY PAYMENTS FOR A FIXED PERIOD: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period.

 OPTION 2
 LIFE INCOME ANNUITY OPTION: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original

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


 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.

 OTHER ANNUITY OPTIONS
 We currently offer a variety of other annuity and settlement options not described above. At the time annuity payments are chosen, we may make available to you any of the annuity and settlement options that are available on your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

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


                                LIVING BENEFITS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

 Prudential Annuities offers different optional benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Optional benefits are not available if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefit, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
 Highest Daily Guaranteed Return Option II (HD GRO II)
 Highest Daily Guaranteed Return Option (Highest Daily GRO)/1/
 Guaranteed Minimum Income Benefit (GMIB)/1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/1/ Highest Daily Lifetime Five Income Benefit/1/
 Highest Daily Lifetime Seven Income Benefit/1/
 Spousal Highest Daily Lifetime Seven Income Benefit/1/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/1/ Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/
 Highest Daily Lifetime 7 Plus Income Benefit/1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit/1/
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit/1/ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/ Highest Daily Lifetime 6 Plus Income Benefit/1/
 Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator/1/
 Spousal Highest Daily Lifetime 6 Plus Income Benefit/1/

 1  No longer available for new elections.

 Here is a general description of each kind of living benefit that exists under this Annuity:
..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.
..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this Prospectus, you have the right under your Annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You would select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. This benefit is no longer available for new elections.
..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain

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


    of these benefits are no longer available for new elections. UNDER ANY OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFITS (E.G., HIGHEST DAILY LIFETIME 6
    PLUS), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL RESULT IN A PERMANENT REDUCTION IN FUTURE GUARANTEED WITHDRAWAL AMOUNTS.

 FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). Although not guaranteed, the optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. Though the investment requirements and formulas are designed to reduce risk, they do not guarantee any appreciation of your Account Value. In fact, they could mean that you miss appreciation opportunities in other investment options. We are not providing you with investment advice through the use of any of the formulas. In addition, the formulas do not constitute an investment strategy that we are recommending to you.

 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.

 PLEASE REFER TO THE BENEFIT DESCRIPTIONS THAT FOLLOW FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. INVESTMENT RESTRICTIONS APPLY IF YOU ELECT CERTAIN OPTIONAL LIVING BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. WE RESERVE THE RIGHT TO TERMINATE THIS BENEFIT IF YOU ALLOCATE FUNDS INTO NON-PERMITTED INVESTMENT OPTIONS. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

 Certain living benefits involve your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.


 Prior to a recent Supreme Court decision, and consistent with Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down
 Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

 There are several unanswered questions regarding the scope and impact of the Windsor case both as to the application of federal and state tax law. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

 Please consult with your tax or legal advisor before electing the Spousal Benefit for a same sex spouse or civil union partner.

 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)
 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.

 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix H of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options". In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST formula and bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals and additional Purchase Payments as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

 HD GRO II will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT
 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/
 WE NO LONGER PERMIT NEW ELECTIONS OF HIGHEST DAILY GRO.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account"

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 described below) in accordance with your current allocations instructions.
 Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000; 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under

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 HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix D of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the formula and AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the formula applicable to you under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, and additional Purchase Payments as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of

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


 your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST bond portfolio Sub-accounts pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.

 ELECTION/CANCELLATION OF THE BENEFIT
 We no longer permit elections of Highest Daily GRO. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect Highest Daily GRO (or any other currently available living benefit, which is available to be added post issue) on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the permitted Sub-accounts according to a predetermined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.

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..   You cannot participate in any dollar cost averaging benefit that transfers
    Account Value from a fixed interest rate option to a Sub-account.
..   Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.

 CHARGES UNDER THE BENEFIT
 We deduct an annual charge equal to 0. 60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix D of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.

 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you

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


 make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).

 For example,
..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).
..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.

 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.

 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.

 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 THE GUARANTEED MINIMUM INCOME BENEFIT IS NO LONGER AVAILABLE FOR NEW ELECTIONS.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-Account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

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 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional Purchase Payments made after the waiting period begins ("Maximum Protected Income Value"), minus the impact of any withdrawals (as described below in "Impact of Withdrawals on the Protected Income Value") you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments. Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected
    Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments, minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The Maximum Protected Income Value is reduced by the same dollar-for-dollar amount as the Protected Income Value is reduced and the same proportional percentage as the Protected Income Value is reduced.

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 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000; 3.) an initial Protected Income Value of $250,000; 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000); and 5.) a Maximum Protected Income Value of $500,000 (200% of the initial Protected Income Value). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals or step-ups have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The Maximum Protected Income Value is reduced by the amount withdrawn
    (i.e., by $10,000 from $500,000.00 to $490,000.00).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000, the Protected Income Value is $242,006.64 and the Maximum Protected Income Value is $490,000.00. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Maximum Protected Income Value is reduced first by the same dollar amount as the Protected Income Value ($490,000.00 - $2,500 or $487,500.00) and by the same proportion as for the Protected Income Value ($487,500.00 X
    0.9655 or $470,689.66).
..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37 and the Maximum Protected Income Value is $470,689.66. The Remaining Limit is reset to 5% of the Protected Income Value amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Maximum Protected Income Value is also reduced by the amount withdrawn
    (i.e., by $10,000 from $470,689.66, to $460,689.66).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

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 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE
 GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS
 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available for new elections. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

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 Upon termination of the GMIB benefit we will deduct the charge from your
 Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
 THE LIFETIME FIVE INCOME BENEFIT IS NO LONGER BEING OFFERED. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.
..   If you elected the Lifetime Five benefit at the time you purchased your
    Annuity, the Account Value was your initial Purchase Payment.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to the Annual Withdrawal Amount, per Annuity Year, of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

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 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual

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 Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments. A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/^(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550.
    Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
    Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

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    Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

    Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

    Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

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 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The basic Death Benefit will terminate if withdrawals taken under the
    Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF THE BENEFIT
 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL LIFETIME FIVE, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

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 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this Prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 THE SPOUSAL LIFETIME FIVE BENEFIT IS NO LONGER BEING OFFERED. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).

 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
 BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect

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 to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments. Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made.

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/^(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250
    $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

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 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

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


..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value.

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



 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)

 EXCEPT FOR ANNUITIES ISSUED IN THE STATE OF FLORIDA, EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME FIVE BENEFIT. FOR ANNUITIES ISSUED IN FLORIDA, THIS RESTRICTION DOES NOT APPLY AND YOU MAY CONTINUE TO MAKE ADDITIONAL PURCHASE PAYMENTS AT THIS TIME.


 THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS NO LONGER OFFERED FOR NEW ELECTIONS. The income benefit under Highest Daily Lifetime Five is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.

 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of Sub-Account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-Account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix C to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

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



 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value.

 Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

 Any Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment.


 If your Annuity permits additional Purchase Payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Except for Annuities issued in the state of Florida, effective September 14, 2012, we stopped accepting additional purchase payments to Annuities with the Highest Daily Lifetime Five benefit. For Annuities issued in Florida, this restriction does not apply and you may continue to make additional Purchase Payments at this time.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

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



 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED TOTAL ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2007        $118,000.00         $118,000.00               $5,900.00
August 6, 2007      $110,000.00         $112,885.55               $5,644.28
September 1, 2007   $112,000.00         $112,885.55               $5,644.28
December 1, 2007    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For

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


    example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts. This charge is in addition to any other fees under the annuity. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. Also, the cost to us of providing the benefit is a factor, among many, that we consider when determining the interest rate credited under the Benefit Fixed Rate Account, and therefore, we credit lower interest rates due to this factor than we otherwise would.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Five benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THIS BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME, AND ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

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 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix C to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

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 Depending on the results of the formula calculation we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the Benefit Fixed Rate Account is the difference between your Account Value and your Total Protected Withdrawal Value. If none of your Account Value is allocated to the Benefit Fixed Rate Account, then over time the formula permits an increasing difference between the Account Value and the Total Protected Withdrawal Value before a transfer to the Benefit Fixed Rate Account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the Benefit Fixed Rate Account, the smaller the difference between the Total Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Benefit Fixed Rate Account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Benefit Fixed Rate Account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Total Protected
    Withdrawal Value;
..   The amount of time Highest Daily Lifetime Five has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Benefit Fixed Rate Account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Benefit Fixed Rate Account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Benefit Fixed Rate Account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Benefit Fixed Rate Account and it has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Benefit Fixed Rate Account even if the performance of your Permitted Sub-accounts is positive.

 Any Account Value in the Benefit Fixed Rate Account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Benefit Fixed Rate Account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

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 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE.
 If you currently own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix C (page C-2). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).

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 Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate
 Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.

 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

 EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN BENEFIT.


 HIGHEST DAILY LIFETIME SEVEN IS NO LONGER AVAILABLE FOR NEW ELECTIONS. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. Highest Daily Lifetime Seven is no longer available for new elections. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for

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    successive Valuation Days, but more than one calendar day for Valuation
    Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older.

 Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime Seven benefit.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

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



 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE      ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

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



..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the Prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional Purchase Payments may be subject to new investment limitations.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime Seven. For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.


 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.

 If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not

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 necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   . The amount of time Highest Daily Lifetime Seven has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION.


 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option death benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.

 If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

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 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

 HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR

 EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR.


 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA is based on a single "designated life" who was between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven with LIA benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with LIA benefit and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if

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 the quarter-end is not a Valuation Day), we deduct 0.2375% of the Protected
 Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

 You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

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 LIA AMOUNT AT THE FIRST WITHDRAWAL. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are permitted.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.

 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature (subject to state approval) which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix E (page E-4). Only the election of the 90% cap will

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 prevent all of your Account Value from being allocated to the AST Investment
 Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


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 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)

 EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY SEVEN BENEFIT.


 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. WE NO LONGER PERMIT NEW ELECTIONS OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix E to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

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



 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first withdrawal taken after the benefit becomes active and does not reduce in subsequent Annuity Years, as described below. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

 Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Any Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime Seven benefit.


 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on

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


 each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest

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


 quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE      ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

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



..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional Purchase Payments may be subject to new investment limitations.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under the
    Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under the Spousal Highest Daily Lifetime Seven benefit cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT.
 We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of

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


 election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.

 If you wish, you may cancel the Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your

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 election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix E to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 If you elect the new formula (90% Cap Feature), see discussion regarding that feature.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

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 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amounts of any such transfers will vary, as dictated by the formula, and will depend on the factors listed below.

 Prior to the first withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
   . The difference between your Account Value and your Protected Withdrawal Value;
   . The amount of time Spousal Highest Daily Lifetime Seven has been in effect on your Annuity;
   . The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
   . Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
   . Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Please note that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax

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 treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION.


 There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have chosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven with BIO benefit, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

 If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.

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 OPTIONAL 90% CAP FEATURE FOR THE FORMULA FOR HIGHEST DAILY LIFETIME SEVEN AND
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix E (page E-4). Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit, subject to regulatory approval. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account on the effective date of this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options).

 It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there

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 are no assurances that future transfers will occur, IT IS POSSIBLE THAT AN
 ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.

 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 HIGHEST DAILY LIFETIME 7 PLUS IS NO LONGER OFFERED FOR NEW ELECTIONS. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section of this prospectus.

 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)all adjusted Purchase Payments made after one year following the effective date of the benefit.

 If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older.

 Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 NOTE THAT IF YOUR WITHDRAWAL OF THE ANNUAL INCOME AMOUNT IN A GIVEN ANNUITY YEAR EXCEEDS THE APPLICABLE FREE WITHDRAWAL AMOUNT UNDER THE ANNUITY (BUT IS NOT CONSIDERED EXCESS INCOME), WE WILL NOT IMPOSE ANY CDSC ON THE AMOUNT OF THAT WITHDRAWAL.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are:
 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79,
 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 7 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:

..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 01, 2009   $119,000.00      $      119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero will be more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification

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 number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.


 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix F.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that

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 difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap feature) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST Investment Grade Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your account value could be more than 90% invested in the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST

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 Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the AST Investment Grade Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the AST Investment Grade Bond Sub-account occurs. Therefore, as time goes on, while none of your Account Value is allocated to the AST Investment Grade Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the AST Investment Grade Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 7 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the AST Investment Grade Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of those investments have on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the AST Investment Grade Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Sub-account, if dictated by the formula and subject to the 90% cap feature.

 Any Account Value in the AST Investment Grade Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the AST Investment Grade Bond Sub-account.

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 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.


 HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION.


 We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elected this death benefit, you may not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no

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 later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR

 EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR.


 In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). Highest Daily Lifetime 7 Plus with LIA is no longer available for new elections. You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elected any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA is based on a single "designated life" who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of Account Value and the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

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 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime 7 Plus Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply.

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 Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are permitted.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT.


 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS IS NO LONGER AVAILABLE FOR ELECTION. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits".

 Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section in this Prospectus.

 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to

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 withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted Purchase Payments made within one year following the effective date of the benefit; and
    (c)All adjusted Purchase Payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

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 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50
 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce.

 Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 NOTE THAT IF YOUR WITHDRAWAL OF THE ANNUAL INCOME AMOUNT IN A GIVEN ANNUITY YEAR EXCEEDS THE APPLICABLE FREE WITHDRAWAL AMOUNT UNDER THE ANNUITY (BUT IS NOT CONSIDERED EXCESS INCOME), WE WILL NOT IMPOSE ANY CDSC ON THE AMOUNT OF THAT WITHDRAWAL.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 7 Plus benefit.



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 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
       2009
   . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and Purchase Payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE        ADJUSTED ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**    HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ------------------------
November 25, 2009   $119,000.00      $      119,000.00            $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95            $5,699.35
November 30, 2009   $113,000.00      $      113,986.95            $5,699.35
December 01, 2009   $119,000.00      $      119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Return of Principal guarantee. It will also proportionally reduce the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date (see description in "Key Feature - Protected Withdrawal Value," above). It will reduce all three by the percentage the total withdrawal amount (including any applicable
 CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
       2009
   .   The Account Value at benefit election was $105,000
   . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   Upon inception of the benefit, and to maintain the benefit 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.
..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Spousal Highest Daily Lifetime 7 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or

..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. Please note that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.


 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION

 EFFECTIVE SEPTEMBER 14, 2012, WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION.


 We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount . We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. If chosen, for qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than December 31/st/ of the year following the annuity owner's date of death. For non-qualified Annuities, the Beneficiary Income Option death benefit payments must begin no later than one year after the owner's date of death. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to

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    receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.


 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal

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 Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments made within one year following the effective date of the benefit; and
    (c)all purchase payments made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


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 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income

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 Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500
 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00           $119,000.00            $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00           $113,986.95            $5,699.35
November 30, 2009   $113,000.00           $113,986.95            $5,699.35
December 01, 2009   $119,000.00           $119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit.

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 You must tell us if your withdrawal is intended to be the Non-Lifetime
 Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce: the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit
..   No previous withdrawals have been taken under the Highest Daily Lifetime 6
    Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.


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 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime
    6 Plus benefit terminates, and no additional payments will be made.
    However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

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..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond
    Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The Basic Death Benefit will terminate if withdrawals taken under Highest
    Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value.

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    We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.


 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.


 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for

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 which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". Because these restrictions and the use of the predetermined mathematical formula lessen the risk that your Account Value will be reduced to zero while you are still alive, they also reduce the likelihood that we will make any lifetime income payments under this benefit. They may also limit your upside potential for growth. If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account (the "Bond Sub-account"), then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 6 Plus (including Highest Daily Lifetime 6 Plus with LIA and Spousal Highest Daily Lifetime 6 Plus) is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the Bond Sub-account. This predetermined mathematical formula ("formula") runs each Valuation Day that the benefit is in effect on your Annuity and, as a result, transfers of Account Value between the Permitted Sub-accounts and the Bond Sub-account can occur on any Valuation Day subject to the conditions described below. Only the predetermined mathematical formula can transfer Account Value to and from the Bond Sub-account, and thus you may not allocate Purchase Payments to or make transfers to or from the Bond Sub-account. We are not providing you with investment advice through the use of the formula. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus. The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. The formula is described below.

 Generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. This amount may be different than the actual Annual Income Amount currently guaranteed under your benefit. Then it produces an estimate of the total amount targeted in the formula, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a Lifetime Withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income. Next, the formula subtracts from the Target Value the amount held within the Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

 The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account ("90% cap") on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to

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 the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.

 If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account). For example,
..   September 4, 2012 - a transfer is made to the Bond Sub-account that results in the 90% cap being met and now $90,000 is allocated to the Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 5, 2012 - you make an additional Purchase Payment of $10,000. No transfers have been made from the Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 4, 2012.
..   On September 5, 2012 - (and at least until first a transfer is made out of the Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the Bond Sub-account).
..   Once there is a transfer out of the Bond Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Bond Sub-account as dictated by the formula.

 Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account because such investment performance will tend to increase the Target Ratio. In deciding how much to transfer, we use another formula, which essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, we will perform an additional monthly calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the Bond
    Sub-account; or
..   If a portion of your Account Value was previously allocated to the Bond
    Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts and the DCA Fixed Rate Options to the Bond Sub-account.

 Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer

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 to the Bond Sub-account occurs. Therefore, as time goes on, while none of your
 Account Value is allocated to the Bond Sub-account, the smaller the difference between the Protected Withdrawal Value and the Account Value, the more the Account Value can decrease prior to a transfer to the Bond Sub-account.

 Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account pursuant to the formula depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   The amount of time Highest Daily Lifetime 6 Plus has been in effect on your
    Annuity;
..   The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
..   Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
..   Any withdrawals you take from your Annuity (while the benefit is in effect).

 At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.

 Because the amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. The greater the amounts allocated to either the Bond Sub-account or to the Permitted Sub-accounts, the greater the impact performance of that Sub-account has on your Account Value and thus the greater the impact on whether (and how much) your Account Value is transferred to or from the Bond Sub-account. It is possible, under the formula, that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.

 If you make additional Purchase Payments to your Annuity, they will be allocated in accordance with your Annuity. Once allocated, they will also be subject to the formula described above and therefore may be transferred to the Bond Sub-account, if dictated by the formula and subject to the 90% cap feature described above.

 Any Account Value in the Bond Sub-account will not participate in the positive or negative investment experience of the Permitted Sub-accounts until it is transferred out of the Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.


 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR

 EFFECTIVE SEPTEMBER 14, 2012, HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR.


 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received

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 regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in New York and certain other states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.

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 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.

 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, the Annual Income Amount would replace the LIA Amount on the next Annuity Anniversary (the "ineligibility effective date"). However, 1) if you were receiving income through a systematic withdrawal program that was based on your LIA Amount; 2) you subsequently become ineligible to receive your LIA Amount, and 3) we do not receive new withdrawal instructions from you prior to the ineligibility effective date, we will cancel such systematic withdrawal program on the ineligibility effective date. You will be notified of your subsequent ineligibility and the date systematic withdrawal payments will stop before either occur. If any existing systematic withdrawal program is canceled, you must enroll in a new systematic withdrawal program if you wish to receive income on a systematic basis. You may establish a new or make changes to any existing systematic withdrawal program at any time by contacting our Annuity Service Office. All "Excess Income" conditions described above in "Key Feature - Annual Income Amount under the Highest Daily Lifetime 6 Plus Benefit" would apply. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

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 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under
 "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment. The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment.

 If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 STEP-UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE PERMITTED. A DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH LIA IS NOT PAYABLE IF GUARANTEE PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)

 EFFECTIVE SEPTEMBER 14, 2012, SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NO LONGER AVAILABLE FOR NEW ELECTIONS AND WE STOPPED ACCEPTING ADDITIONAL PURCHASE PAYMENTS FOR ANNUITIES WITH THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.


 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an

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 annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).

 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and we will base any guarantees under the new benefit on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):

    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments made on that day;

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    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments made within one year following the effective date of the benefit; and
    (c)all purchase payments made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.


 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). Subject to state law, we reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner. Effective September 14, 2012, Spousal Highest Daily Lifetime 6 Plus is no longer available for new elections and we stopped accepting additional Purchase Payments for Annuities with the Spousal Highest Daily Lifetime 6 Plus benefit.


 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected

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 Withdrawal Value and your Account Value, which may make a Highest Daily Auto
 Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity

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


 Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments.

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments, is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00           $119,000.00            $5,950.00
November 26, 2009                    Thanksgiving Day
November 27, 2009   $113,000.00           $113,986.95            $5,699.35
November 30, 2009   $113,000.00           $113,986.95            $5,699.35
December 01, 2009   $119,000.00           $119,000.00            $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity's Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see "Access to Account Value - Can I Surrender My Annuity for Its Value?"). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value; the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date (described above); and the Death Benefit (described below). It will reduce all three by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009

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   .   The Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

 REQUIRED MINIMUM DISTRIBUTIONS
 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If the required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the

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 subsequent Annuity Year is $5,000) without being treated as a withdrawal of
 Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death.

 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death
    Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

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



 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   If you are taking your entire Annual Income Amount through the Systematic
    Withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.

..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The Basic Death Benefit will terminate if withdrawals taken under Spousal
    Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. Certain optional Death Benefits may terminate if withdrawals taken under Highest Daily Lifetime 6 Plus cause your Account Value to reduce to zero. (See "Death Benefit" for more information.)
..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal
    Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's
    Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime
    6 Plus may be greater than it would have been, had it been based on the Account Value alone. You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not

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    begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary designations under this benefit. If the Designated Lives divorce, however, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. The non-owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.

 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WE WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second

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 designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (we may have referred to the "Custom Portfolios Program" as the "Optional Allocation and Rebalancing Program" in other materials), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note all Non-lifetime Withdrawal provisions will apply.


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                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 The Annuity provides a Death Benefit during its accumulation period. IF THE ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF THE ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 The Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under the Annuity. The Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. Also, no basic Death Benefit will be paid if your Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. We may also allow the naming of a contigent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

 The basic Death Benefit is equal to the greater of:
..   The sum of all Purchase Payments less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account.

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional death benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.

 CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. YOU MAY ELECT ONE OPTIONAL DEATH BENEFIT. IF YOU ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS, OR THE BIO FEATURE OF THE HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS, YOU ARE NOT PERMITTED TO ELECT AN OPTIONAL DEATH BENEFIT.

 INVESTMENT RESTRICTIONS MAY APPLY IF YOU ELECT CERTAIN OPTIONAL DEATH BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT.

 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE ("HAV") DEATH BENEFIT

 If the Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If the Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER THE ANNUITY MAY NOT BE AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

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 CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH
 BENEFIT
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described below, and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Roll-up value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner's date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT DESCRIBED ABOVE IS CURRENTLY BEING OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT ANY OTHER OPTIONAL DEATH BENEFIT OR ELECT SPOUSAL LIFETIME FIVE, OR SPOUSAL HIGHEST DAILY LIFETIME SEVEN OR THE BIO FEATURE OF HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" is calculated.

 KEY TERMS USED WITH THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments since such anniversary.
   . The Anniversary Value is the Account Value in the Sub-accounts as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment.
   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

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 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If the Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If the Annuity has joint Owners, the older Owner must have been age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If the Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.

 IF YOU ELECTED THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments less the sum of all proportional withdrawals since the Death Benefit Target Date.

       THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

       THE HIGHEST DAILY VALUE DEATH BENEFIT WAS NOT AVAILABLE IF YOU ELECTED HIGHEST DAILY GRO, SPOUSAL LIFETIME FIVE, HIGHEST DAILY LIFETIME FIVE, HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, HIGHEST DAILY LIFETIME 7 PLUS (INCLUDING BIO OR LIA), SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS (INCLUDING BIO), OR THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT.

 KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   .   The Highest Daily Value equals the highest of all previous "Daily
       Values" less proportional withdrawals since such date and plus any Purchase Payments since such date.
   .   The Daily Value is the Account Value as of the end of each Valuation
       Day. The Daily Value on the Issue Date is equal to your Purchase Payment.
   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B for examples of how the Highest Daily Value Death Benefit is calculated.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

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 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS
 TERMINATE UNDER OTHER CIRCUMSTANCES?
 The Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. Also, if you elected the Combination 5% Roll-up and HAV Death Benefit, and, in addition, are taking withdrawals under a lifetime guaranteed minimum withdrawal benefit, this optional Death Benefit will terminate if such withdrawals cause your Account Value to reduce to zero. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue unless the Annuity is continued by a spouse Beneficiary (see "Spousal Assumption of Annuity" below). Where a Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the Surrender Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.

 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 For elections of the Combination 5% Roll-Up and HAV Death Benefit made on or after May 1, 2009, we impose a charge equal to 0.80% per year of the average daily net assets of the Sub-accounts. For elections of the Combination 5% Roll-Up and HAV Death Benefit that were made prior to May 1, 2009, we impose a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts. We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death (the "5 Year Deadline"); or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
   .   as a lump sum payment; or
   . Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31st of the year following the year of death). If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump

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       sum within the 5 Year Deadline. However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.
   . If you die before a designated beneficiary is named and BEFORE the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. If the Beneficiary does not begin installments by such time, then we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and AFTER the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 UNDER THE BENEFICIARY CONTINUATION OPTION:

   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus, the death benefit must be at least $15,000.
   . The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   .   No Fixed Rate Options will be offered.
   .   No additional Purchase Payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.

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   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.
   . If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution.
       If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.

 In addition to the materials referenced above, the beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative beneficiary designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial purchase payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.


 A surviving spouse's ability to continue ownership of the Annuity may be impacted (see "Managing Your Annuity - Spousal Designations"). Please consult your tax or legal adviser for more information about such impact in your state.


 See the section entitled "Managing Your Annuity - Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?

 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT IS IMPACTED BY THE INSURANCE CHARGE AND MAY BE SUBJECT TO MARKET FLUCTUATIONS.


 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit.

 SUBMISSION OF DUE PROOF OF DEATH AFTER ONE YEAR. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the minimum Death Benefit or any Optional Death Benefit).

 DEATH BENEFIT SUSPENSION PERIOD. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value. Thus, if you had elected an Optional Death benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

 BENEFICIARY ANNUITY. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

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                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

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 The NYSE is closed on the following nationally recognized holidays: New Year's
 Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.

 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with any interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. Neither will the amounts be reduced nor increased due to market fluctuations during that period. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions. We may limit, restrict, suspend or reject any additional purchase payments at any time, on a non-discriminatory basis. Please see "Living Benefits" for further information on additional purchase payments.


 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.


 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?".

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 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-Related Surrender
 requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to the cost basis in your contract. Generally, the cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 SAME SEX COUPLES
 The summary that follows includes a description of certain spousal rights under the contract and our administration of such spousal rights and related tax reporting. Prior to a recent Supreme Court decision, and consistent with
 Section 3 of the federal Defense of Marriage Act ("DOMA"), same sex marriages under state law were not recognized as same sex marriages for purposes of federal law. However, in United States v. Windsor, the U.S. Supreme Court struck down Section 3 of DOMA as unconstitutional, thereby recognizing for federal law purposes a valid same sex marriage. The Windsor decision means that the favorable tax benefits afforded by the federal tax law to an opposite sex spouse under the Internal Revenue Code (IRC) are now available to a same sex spouse.

 On August 29, 2013, the Internal Revenue Service ("IRS") issued guidance on its position regarding same sex marriages for federal tax purposes. If a couple is married in a jurisdiction (including a foreign country) that recognizes same sex marriages, that marriage will be recognized for all federal tax purposes regardless of the law in the jurisdiction where they reside. However, the IRS did not recognize civil unions and registered domestic partnerships as marriages for federal tax purposes. Currently, if a state does not recognize a civil union or a registered domestic partnership as a marriage, it is not a marriage for federal tax purposes.

 There are several unanswered questions regarding the scope and impact of the Windsor case both as to the application of federal and state tax law. Absent further guidance from a state to the contrary, we will tax report and withhold at the state level consistent with the characterization of a given transaction under federal tax law (for example, a tax free rollover).

 Please consult with your tax or legal advisor before electing the Spousal Benefit for a same sex spouse or civil union partner.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional living benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn,


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 payments will be treated as a nontaxable return of Purchase Payments until all
 Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Individuals may partially annuitize their nonqualified annuity if the contract so permits. The tax law allows for a portion of a nonqualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which became effective in 2013, assesses a 3.8% surtax on the lesser of
 (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the contract will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2011-38, the IRS has indicated that, for exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed, the IRS will apply general tax rules to determine the substance and treatment of the original transfer. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


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 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES FOR NONQUALIFIED ANNUITY CONTRACTS
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the optional living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such optional living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue an Annuity to grantor trusts with multiple grantors.

 At this time, we will not issue an Annuity to a grantor trust where the Grantor is not also the Annuitant. Where a previously issued contract was structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to


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 terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the trust and it is not eligible for the death benefit provided under the contract.

 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).


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 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial
 IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2014 the contribution limit is $5,500. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA", which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. For plan years beginning after December 31, 2009, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet Required Minimum Distribution rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a Required Minimum Distribution, also described below.


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 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $52,000 in 2014, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2014, this limit is $260,000;
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $17,500 in 2014 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $17,500 in 2014. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2014. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund "custodial


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 account" described under Code Section 403(b)(7). Employer contributions to
 TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.
 Prior law provided a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. As of the beginning of 2014, this provision has expired and has not been extended. It is possible that Congress will extend this provision retroactively to include some or all of 2014.

 For distributions in tax years beginning after 2005 and before 2014, these rules provided an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Per IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, whichever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner.


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..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of


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 insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.


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                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a financial transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports or copies of reports previously sent. We reserve the right to charge up to $50 for each such additional or previously sent report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHAT IS PRUCO LIFE?
 Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

 Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life Insurance Company delivers this prospectus to current contract owners that reside outside of the United States.

 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2013, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Broadridge Investor Communication Solutions, Inc. (proxy services and regulatory mailings), 51 Mercedes Way, Edgewood, NY 11717, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, Diversified Information Technologies Inc. (records management and administration of annuity contracts), 123 Wyoming Avenue, Scranton, PA 18503, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, National Financial Services (clearing and settlement services) 82 Devonshire Street Boston, MA 02109, NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399.


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 WHAT IS THE SEPARATE ACCOUNT?

 THE SEPARATE ACCOUNT. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. Pruco Life Insurance Company segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.


 In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
   . offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
   . close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
   .   combine the Separate Account with other "unitized" separate accounts;
   .   deregister the Separate Account under the Investment Company Act of 1940;
   . manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
   . make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission's interpretation thereof;
   . establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
   . make any changes required by federal or state laws with respect to annuity contracts; and
   . to the extent dictated by any underlying portfolio, impose a redemption fee or restrict transfers within any Sub-account.

 We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small

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


 percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The exemption does not apply to the AST Franklin Templeton Founding Funds Allocation Portfolio; shareholder approval of new subadvisory agreements for this Portfolio only is required. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUCO LIFE
 Pruco Life and our affiliates receive substantial payments from certain underlying portfolios and/or related entities. Those payments may include Rule 12b-1 fees, administrative services fees and "revenue sharing" payments. Rule 12b-1 fees compensate our affiliated principal underwriter for a variety of services, including distribution services. Administrative services fees compensate us for providing administrative services with respect to Owners invested indirectly in the portfolio, including recordkeeping services and the mailing of prospectuses and reports. We may also receive "revenue sharing" payments, which are payments from investment advisers or other service providers to the portfolios. Some fees, such as Rule 12b-1 fees, are paid directly by the portfolio. Some fees are paid by entities that provide services to the portfolios. The existence of these payments may increase the overall cost of investing in the portfolios. Because these payments are made to Pruco Life and our affiliates, allocations you make to the underlying portfolios benefit us financially. In selecting portfolios available under the Annuity, we consider the payments made to us.

 Effective February 25, 2013, most AST Portfolios adopted a Rule 12b-1 fee. Prior to that fee, most AST Portfolios had an administrative services fee. The Rule 12b-1 fee compensates us and our affiliates for shareholder servicing, administrative, distribution and other services. We also receive "revenue sharing" payments from the advisers to the underlying portfolios. As of March 1, 2013, the maximum combined fees and revenue sharing payments we receive with respect to a portfolio are equal to an annual rate of 0.50% the average assets allocated to the portfolio under the Annuity. We expect to make a profit on these fees and payments.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.


 During 2013, with regard to amounts that were paid under these kinds of arrangements, described immediately above, the amounts ranged from approximately $1,102.17 to approximately $228,242.01. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


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 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products and AST Portfolios. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, "Firms"). The affiliated broker/dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.


 Under the selling agreements commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.00%. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

 The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm.
   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm.

 Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms that we are aware (as of December 31, 2013) received payment with respect to our annuity business during 2013 (or as to which a payment amount was accrued during 2013). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2013, the least amount paid, and greatest amount paid, were $6.09 and $8,190,573.05, respectively.

 NAME OF FIRM: [TO BE UPDATED]



  1st Global Capital Corp.
  A.W. Hastings & Co.
  ABC Consulting
  ABN AMRO WCS Holding Company
  Advisor Group
  Aegon Transamerica
  Affordable Housing Agency
  AFS Brokerage, Inc.
  AIG Advisor Group
  AIG Financial Advisors Inc
  Alliance
  Allianz
  Allstate Financial Services, LLC
  Alpha Simplex
  American Portfolio Financial Services Inc
  Ameriprise Financial, Inc.
  Ameritas Investment Corp.
  Ameritus Capital Group, Inc.
  Annuity Partners
  Annuity Services
  Arete Wealth Management
  Arvest Asset Management
  Arvest Bank
  Associated Securities Corp
  Astoria Federal Savings
  AUSDAL Financial Partners, Inc.
  AXA Advisors, LLC
  BancWest Investment Services
  Banc of America Invest.Svs(SO)
  BBVA Compass Investment Solutions, Inc.
  Bank of Oklahoma
  Bank of the West
  BB&T Investment Services, Inc.
  BCG Securities, Inc.
  Beaconsfield Financial Services
  Berthel Fisher & Company
  BlackRock Financial Management Inc.
  Broker Dealer Financial Services
  Brokers International
  Cadaret, Grant & Co., Inc.
  Cades Schutte
  Calton & Associates, Inc.
  Cambridge Advisory Group
  Cambridge Investment Research, Inc.
  Cantella & Co., Inc.
  Cape Securities, Inc.
  Capital Analysts
  Capital Financial Services, Inc.
  Capital Guardian
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capital Securities Management
  CCO Investment Services Corp
  Centaurus Financial, Inc.
  Cetera Advisor Network LLC
  Cetera Financial Group LLC
  Cetera Financial Specialists
  Cetera Investment Services
  CFD Investments, Inc.
  Charter One Bank (Cleveland)
  Chase Investment Services
  Citigroup Global Markets Inc.
  Citizens Bank and Trust Company
  Coastal Agents Alliance
  Cognizant
  Cohen & Steers Inc.
  Comerica Securities, Inc.
  Commonwealth Financial Network
  Compass Bank Wealth Management Group
  Comprehensive Asset Management
  Concord Advisors, Inc.
  Conover Capital Management LLC
  Consolidated Marketing Group
  Cornerstone Financial
  Craig Schubert
  Crown Capital Securities, L.P.
  CUNA Brokerage Svcs, Inc.
  CUSO Financial Services, L.P.
  David Lerner and Associates
  DFA
  Eaton Vance
  Edward Jones & Co.
  Emerald Equity Advisors
  Epoch Investment Management
  Equity Services, Inc.
  Essex Financial Services, Inc.
  Farmer's Bureau (FBLIC)
  Fidelity Institutional Wealth Services (FIWS)
  Fidelity Investments
  Fifth Third Securities, Inc.
  Financial Planning Consultants
  Financial Security Management, Inc.
  Financial Solutions Partners, LLC
  Financial West Group
  First Allied Securities Inc
  First Citizens Bank
  First Heartland Capital, Inc.
  First Merit Investments
  First Southeast Investor Services
  First Tennessee Brokerage, Inc
  First Trust Portfolios L.P.
  Foothill Securities, Inc.
  Foresters Equity Services Inc.
  Fortune Financial Services, Inc.
  Franklin Templeton
  Frost Brokerage Services
  FSC Securities Corp.
  FSIC
  GATX Southern Star Agency
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Girard Securities, Inc.
  Goldman Sachs & Co.
  Great American Investors, Inc.
  GWN Securities, Inc.
  H. Beck, Inc.
  HBW Securities LLC
  H.D. Vest Investment
  Hantz Financial Services, Inc.
  Harbour Investments, Inc.
  Harvest Capital, LLC
  Horan Associates
  HSBC
  Huntleigh Securities
  Independent Financial Group, LLC
  Infinex Investments, Inc.
  ING Financial Partners, LLC
  Institutional Securities Corp.
  Integral Financial, LLC
  Invesco Ltd.
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Planners, Inc.
  Investment Professionals
  Investors Capital Corporation
  Investors Security Co, Inc.
  JHS Capital
  J.J.B. Hilliard Lyons, Inc.
  J.P. Morgan
  J.W. Cole Financial, Inc.
  Janney Montgomery Scott, LLC.
  Jennison Associates, LLC
  Jennison Dryden Mutual Funds
  John Hancock
  Key Bank
  Key Investment Services LLC
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  L.M. Kohn & Company
  LaSalle St. Securities, LLC
  Lazard
  Leaders Group Inc.
  Legend Equities Corporation
  Legend Securities, Inc.
  Legg Mason
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lord Abbett
  LPL Financial Corporation
  M and T Bank Corporation
  M Holdings Securities, Inc
  Mass Mutual Financial Group
  McClurg Capital Corporation
  Mercer Consulting
  Merrill Lynch, P,F,S
  MetLife
  MFS
  Michigan Securities, Inc.
  Mid-America Securities
  Milbank
  MML Investors Services, Inc.
  Money Concepts Capital Corp.
  Morgan Keegan & Company
  Morgan Stanley Smith Barney

  Mutual of Omaha Bank
  National Planning Corporation
  National Securities Corp.
  Nationwide Securities, LLC
  Natixis Funds
  Neuberger Berman
  New England Securities Corp.
  New York Life
  Newbridge Securities Corp.
  Newport Coast Securities
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North American Management
  North Ridge Securities Corp.
  Northwestern Mutual
  NPB Financial Group, LLC
  Ohio National Financial Services
  Omni Housing Development LLC
  OneAmerica Securities, Inc.
  Oppenheimer & Co, Inc.
  Park Avenue Securities, LLC
  Perryman Financial Advisory
  PIMCO
  PlanMember Securities Corp.
  PNC Investments, LLC
  PNC Bank
  PNC Wealth Management
  Prime Capital Services, Inc.
  Principal Financial Group
  Princor Financial Services Corp.
  Private Client Services, LLC
  ProEquities
  Prospera Financial Services, Inc.
  Prudential Annuities
  Purshe Kaplan Sterling Investments
  QA3 Financial Corp.
  Quest Financial Services
  Questar Capital Corporation
  Raymond James & Associates
  Raymond James Financial Svcs
  RBC Capital Markets Corporation
  Resource Horizons Group
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Royal Alliance Associates
  Russell Investments
  Rydex Funds
  Sagemark Consulting
  SagePoint Financial, Inc.
  Sage Rutty & Co., Inc.
  Sammons Enterprises, Inc.
  Sammons Securities Co., LLC
  Santander
  Scarborough Capital Management, Inc.
  SCF Securities, Inc.
  Schroders Investment Management
  se2
  Seacoast Capital
  Securian Financial Svcs, Inc.
  Securities America, Inc.
  Securities Service Network
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SMH Capital, Inc.
  Southeast Financial Group, Inc.
  Spire Securities LLC
  Stephens, Inc
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co.
  Strategic Fin Alliance Inc
  Strategic Financial Group LPP
  Summit Brokerage Services, Inc
  Summit Equities, Inc.
  Sunset Financial Services, Inc
  SunTrust Investment Services, Inc.
  SunAmerica Securities
  SWS Financial Services, Inc
  Symetra Investment Services Inc
  Syndicated
  Synovus Financial Corporation
  T. Rowe Price Group, Inc.
  Taylor, Colicchio & Silverman, LLP
  TFS Securities, Inc.
  The Investment Center
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  The Washington Update
  Tomorrow's Financial Services, Inc.
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  Umpqua Investments
  Union Bank of California
  Unionbanc Investment Serv, LLC
  United Bank
  United Brokerage Services, Inc.
  United Planners Fin. Serv.
  USA Financial Securities Corp.
  US Bank
  UVEST Fin'l Srvcs Group, Inc.
  VALIC Financial Advisors, Inc
  Veritrust Financial LLC
  Vision Service Plan
  VSR Financial Services, Inc.
  Waddell & Reed Inc.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  Wayne Hummer Investments LLC
  Webster Bank
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments LLC
  Wescom Financial Services LLC
  Western International Securities, Inc.
  WFG Investments, Inc.
  William Blair & Co
  Wintrust Financial Corporation
  Woodbury Financial Services
  Workman Securities Corporation
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc
  Wunderlich Securities

 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.



 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

 HOW TO CONTACT US

 Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.

 PRUDENTIAL'S CUSTOMER SERVICE TEAM
 Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.

 INTERNET
 Access information about your Annuity through our website:
 www.prudentialannuities.com

 CORRESPONDENCE SENT BY REGULAR MAIL
 Prudential Annuity Service Center
 P.O. Box 7960
 Philadelphia, PA 19176

 CORRESPONDENCE SENT BY OVERNIGHT, CERTIFIED OR REGISTERED MAIL
 Prudential Annuity Service Center
 2101 Welsh Road
 Dresher, PA 19025

 Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this Prospectus refers to the day when we receive a purchase payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.


 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS


 LITIGATION AND REGULATORY MATTERS
 Pruco Life is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate. Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

 Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

 In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on The Prudential Insurance Company of America ("Prudential Insurance"). The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County.

 In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of Pruco Life to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, Pruco Life filed a motion to dismiss the complaint. In December 2013, the Court granted Pruco Life's motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

 In January 2012, a Global Resolution Agreement entered into by Pruco Life and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by Pruco Life to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires Pruco Life to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with Pruco Life.

 Pruco Life is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services ("NYDFS") has requested that 172 life insurers (including Pruco Life) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of Pruco Life's compliance with New York's unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding Pruco Life's unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, Pruco Life entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires Pruco Life to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

 In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc., was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add Pruco Life and The Prudential Insurance Company of America as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff's putative class action complaint. In August 2013, plaintiff's time to appeal the dismissal expired.

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.


              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
   The following are the contents of the Statement of Additional Information:

..   Company
..   Experts
..   Principal Underwriter
..   Payments Made to Promote Sale of Our Products
..   Determination of Accumulation Unit Values
..   Separate Account Financial Information
..   Financial Statements
..   Company Financial Information

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, the Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Highest Daily Lifetime 7 Plus), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.




                               PREMIER BB SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (0.95%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.06659        $10.31586                0
    01/01/2008 to 12/31/2008                             $10.31586         $6.96618          195,001
    01/01/2009 to 12/31/2009                              $6.96618         $8.58144        1,695,551
    01/01/2010 to 12/31/2010                              $8.58144         $9.51773        2,586,120
    01/01/2011 to 12/31/2011                              $9.51773         $9.17759        2,017,812
    01/01/2012 to 12/31/2012                              $9.17759        $10.23362        2,237,292
    01/01/2013 to 12/31/2013                             $10.23362        $11.14842        2,142,718
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.05197        $10.41479                0
    01/01/2008 to 12/31/2008                             $10.41479         $7.24201           11,654
    01/01/2009 to 12/31/2009                              $7.24201         $9.05337          464,608
    01/01/2010 to 12/31/2010                              $9.05337        $10.19733          656,060
    01/01/2011 to 12/31/2011                             $10.19733        $10.11274          529,872
    01/01/2012 to 12/31/2012                             $10.11274        $11.38490          592,628
    01/01/2013 to 12/31/2013                             $11.38490        $13.14499          644,682
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.12234         $9.65067                0
    01/01/2008 to 12/31/2008                              $9.65067         $6.23830                0
    01/01/2009 to 12/31/2009                              $6.23830         $7.27792           12,322
    01/01/2010 to 12/31/2010                              $7.27792         $8.20758           16,382
    01/01/2011 to 12/31/2011                              $8.20758         $8.42084           15,287
    01/01/2012 to 05/04/2012                              $8.42084         $9.17234                0
----------------------------------------------------------------------------------------------------------
AST AQR EMERGING MARKETS EQUITY PORTFOLIO
    02/25/2013* to 12/31/2013                             $9.99922        $10.15756                0
----------------------------------------------------------------------------------------------------------
AST AQR LARGE-CAP PORTFOLIO
    04/29/2013* to 12/31/2013                             $9.99922        $11.69434                0
----------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.06752        $10.34212                0
    01/01/2008 to 12/31/2008                             $10.34212         $7.30442          198,000
    01/01/2009 to 12/31/2009                              $7.30442         $8.92139        1,822,226
    01/01/2010 to 12/31/2010                              $8.92139         $9.92564        2,439,458
    01/01/2011 to 12/31/2011                              $9.92564         $9.71275        2,004,258
    01/01/2012 to 12/31/2012                              $9.71275        $10.82162        2,060,982
    01/01/2013 to 12/31/2013                             $10.82162        $12.61158        1,928,099

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                               $9.99922         $9.21130           21,551
    01/01/2012 to 12/31/2012                                $9.21130        $10.20995           35,124
    01/01/2013 to 12/31/2013                               $10.20995        $11.21152           43,221
------------------------------------------------------------------------------------------------------------
AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013                               $9.99922        $10.55172            1,063
------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.08995        $10.30505                0
    01/01/2008 to 12/31/2008                               $10.30505         $6.64146           45,673
    01/01/2009 to 12/31/2009                                $6.64146         $8.24537        1,079,337
    01/01/2010 to 12/31/2010                                $8.24537         $9.26015        1,656,686
    01/01/2011 to 12/31/2011                                $9.26015         $8.95045        1,199,519
    01/01/2012 to 12/31/2012                                $8.95045        $10.08281        1,473,372
    01/01/2013 to 12/31/2013                               $10.08281        $12.25326        1,550,697
------------------------------------------------------------------------------------------------------------
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013                               $9.99922        $11.73474                0
------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.13689         $8.83630                0
    01/01/2008 to 12/31/2008                                $8.83630         $5.68513                0
    01/01/2009 to 12/31/2009                                $5.68513         $7.42970           34,102
    01/01/2010 to 12/31/2010                                $7.42970         $9.47132           67,888
    01/01/2011 to 12/31/2011                                $9.47132        $10.00060           36,250
    01/01/2012 to 12/31/2012                               $10.00060        $11.42697           55,125
    01/01/2013 to 12/31/2013                               $11.42697        $11.67412           65,100
------------------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.07184         $8.92754                0
    01/01/2008 to 07/18/2008                                $8.92754         $8.21190                0
------------------------------------------------------------------------------------------------------------
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013                               $9.99922         $9.73698                0
------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.08753        $10.25602                0
    01/01/2008 to 12/31/2008                               $10.25602         $5.67996                0
    01/01/2009 to 12/31/2009                                $5.67996         $7.46424           35,575
    01/01/2010 to 12/31/2010                                $7.46424         $9.80048           45,222
    01/01/2011 to 12/31/2011                                $9.80048         $8.43542           65,507
    01/01/2012 to 12/31/2012                                $8.43542        $10.03338           84,865
    01/01/2013 to 12/31/2013                               $10.03338        $13.99530           64,632
------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                              $10.10380         $7.54313            4,982
    01/01/2009 to 12/31/2009                                $7.54313         $9.05850          293,684
    01/01/2010 to 12/31/2010                                $9.05850        $10.16876          416,915
    01/01/2011 to 12/31/2011                               $10.16876         $9.82411          304,355
    01/01/2012 to 12/31/2012                                $9.82411        $11.05854          401,414
    01/01/2013 to 12/31/2013                               $11.05854        $13.06038          419,873
------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007                               $10.05173        $10.20285                0
    01/01/2008 to 12/31/2008                               $10.20285         $6.62128           64,733
    01/01/2009 to 12/31/2009                                $6.62128         $8.12332        1,102,546
    01/01/2010 to 12/31/2010                                $8.12332         $9.20264        1,708,273
    01/01/2011 to 12/31/2011                                $9.20264         $8.97898        1,418,491
    01/01/2012 to 12/31/2012                                $8.97898         $9.84038        1,585,864
    01/01/2013 to 12/31/2013                                $9.84038        $11.18666        1,605,937

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                     $9.99923         $7.49765                0
    01/01/2009 to 11/13/2009                                      $7.49765         $8.43826                0
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99923        $10.80055        1,231,668
    01/01/2013 to 12/31/2013                                     $10.80055        $13.31717        1,180,146
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013                                     $9.99922        $10.86973           26,477
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                                    $10.17590         $6.13365                0
    01/01/2009 to 12/31/2009                                      $6.13365         $8.20856           28,458
    01/01/2010 to 12/31/2010                                      $8.20856         $9.77374           76,228
    01/01/2011 to 12/31/2011                                      $9.77374         $9.19397           51,545
    01/01/2012 to 12/31/2012                                      $9.19397        $11.54857           69,298
    01/01/2013 to 12/31/2013                                     $11.54857        $11.93726           80,571
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                     $10.14256        $10.22534                0
    01/01/2008 to 12/31/2008                                     $10.22534         $6.05017              686
    01/01/2009 to 12/31/2009                                      $6.05017         $8.95378           47,491
    01/01/2010 to 12/31/2010                                      $8.95378         $9.78196           61,405
    01/01/2011 to 12/31/2011                                      $9.78196         $9.30653           37,335
    01/01/2012 to 12/31/2012                                      $9.30653        $11.04095           50,036
    01/01/2013 to 12/31/2013                                     $11.04095        $14.18965           56,031
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                                     $10.09280        $10.03493                0
    01/01/2008 to 12/31/2008                                     $10.03493         $5.89577                0
    01/01/2009 to 12/31/2009                                      $5.89577         $6.96102           27,761
    01/01/2010 to 12/31/2010                                      $6.96102         $7.78412           64,426
    01/01/2011 to 12/31/2011                                      $7.78412         $7.28539           41,449
    01/01/2012 to 12/31/2012                                      $7.28539         $8.63614           56,106
    01/01/2013 to 12/31/2013                                      $8.63614        $11.42443           67,075
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                     $10.15658        $10.23027                0
    01/01/2008 to 12/31/2008                                     $10.23027         $6.00005                0
    01/01/2009 to 12/31/2009                                      $6.00005         $9.33692           70,456
    01/01/2010 to 12/31/2010                                      $9.33692        $11.08267           89,357
    01/01/2011 to 12/31/2011                                     $11.08267        $10.65163           70,408
    01/01/2012 to 12/31/2012                                     $10.65163        $12.62093           86,843
    01/01/2013 to 12/31/2013                                     $12.62093        $16.52680           86,665
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                    $10.08947         $7.65257            9,371
    01/01/2009 to 12/31/2009                                      $7.65257         $9.35317          590,728
    01/01/2010 to 12/31/2010                                      $9.35317        $10.33964          777,492
    01/01/2011 to 12/31/2011                                     $10.33964        $10.19050          638,763
    01/01/2012 to 12/31/2012                                     $10.19050        $11.11708          673,923
    01/01/2013 to 12/31/2013                                     $11.11708        $12.09394          625,471

                                                                                    Number of
                                                Accumulation     Accumulation      Accumulation
                                                Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                     $10.03411         $7.66463               0
    01/01/2009 to 12/31/2009                       $7.66463         $9.63100          27,353
    01/01/2010 to 12/31/2010                       $9.63100        $12.09399          46,565
    01/01/2011 to 12/31/2011                      $12.09399        $12.13624          36,730
    01/01/2012 to 12/31/2012                      $12.13624        $13.90820          44,699
    01/01/2013 to 12/31/2013                      $13.90820        $19.12462          47,171
---------------------------------------------------------------------------------------------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                      $10.11333         $9.77597               0
    01/01/2008 to 12/31/2008                       $9.77597         $6.07176               0
    01/01/2009 to 12/31/2009                       $6.07176         $7.11289           6,666
    01/01/2010 to 12/31/2010                       $7.11289         $7.92255          10,429
    01/01/2011 to 12/31/2011                       $7.92255         $7.80945         237,145
    01/01/2012 to 12/31/2012                       $7.80945         $8.77264         334,406
    01/01/2013 to 12/31/2013                       $8.77264        $11.69942         352,000
---------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007                      $10.02275        $10.21584               0
    01/01/2008 to 12/31/2008                      $10.21584         $7.53483             277
    01/01/2009 to 12/31/2009                       $7.53483        $10.11761          40,115
    01/01/2010 to 12/31/2010                      $10.11761        $11.37540          50,364
    01/01/2011 to 12/31/2011                      $11.37540        $11.62601          43,841
    01/01/2012 to 12/31/2012                      $11.62601        $13.11450          58,881
    01/01/2013 to 12/31/2013                      $13.11450        $13.92384          56,619
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                      $10.07670        $10.90566               0
    01/01/2008 to 12/31/2008                      $10.90566         $5.37648               0
    01/01/2009 to 12/31/2009                       $5.37648         $7.20534          14,079
    01/01/2010 to 12/31/2010                       $7.20534         $8.17224          37,914
    01/01/2011 to 12/31/2011                       $8.17224         $7.04917          25,897
    01/01/2012 to 12/31/2012                       $7.04917         $8.40498          28,557
    01/01/2013 to 12/31/2013                       $8.40498         $9.91250          38,614
---------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                      $10.07811        $10.29995               0
    01/01/2008 to 12/31/2008                      $10.29995         $5.71342               0
    01/01/2009 to 12/31/2009                       $5.71342         $7.38580          10,732
    01/01/2010 to 12/31/2010                       $7.38580         $8.12705          22,832
    01/01/2011 to 12/31/2011                       $8.12705         $7.04041          16,108
    01/01/2012 to 12/31/2012                       $7.04041         $8.13719          16,404
    01/01/2013 to 12/31/2013                       $8.13719         $9.62974          26,586
---------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008                     $10.11199         $7.17421           1,538
    01/01/2009 to 12/31/2009                       $7.17421         $9.00186         325,179
    01/01/2010 to 12/31/2010                       $9.00186        $10.14915         540,567
    01/01/2011 to 12/31/2011                      $10.14915         $9.99655         409,460
    01/01/2012 to 12/31/2012                       $9.99655        $11.24753         480,926
    01/01/2013 to 12/31/2013                      $11.24753        $12.95576         478,772

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007                                 $10.07264        $10.31305               0
    01/01/2008 to 12/31/2008                                 $10.31305         $5.98845           1,004
    01/01/2009 to 12/31/2009                                  $5.98845         $8.06067         147,429
    01/01/2010 to 12/31/2010                                  $8.06067         $8.55743         262,007
    01/01/2011 to 12/31/2011                                  $8.55743         $7.70131         171,759
    01/01/2012 to 12/31/2012                                  $7.70131         $9.30017         224,954
    01/01/2013 to 12/31/2013                                  $9.30017        $10.62785         227,129
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007                                 $10.04798         $9.67817               0
    01/01/2008 to 12/31/2008                                  $9.67817         $7.89813          65,157
    01/01/2009 to 12/31/2009                                  $7.89813         $9.54661         345,006
    01/01/2010 to 12/31/2010                                  $9.54661        $10.14890         355,114
    01/01/2011 to 12/31/2011                                 $10.14890        $10.07694         312,284
    01/01/2012 to 12/31/2012                                 $10.07694        $11.05220         333,907
    01/01/2013 to 12/31/2013                                 $11.05220        $12.15610         313,685
--------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                $10.08461        $10.30032           4,637
    01/01/2010 to 12/31/2010                                 $10.30032        $11.35800           9,584
    01/01/2011 to 12/31/2011                                 $11.35800        $11.32571           9,186
    01/01/2012 to 12/31/2012                                 $11.32571        $12.92284          12,781
    01/01/2013 to 12/31/2013                                 $12.92284        $17.47295           7,815
--------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                $10.14599        $10.31013               0
    01/01/2010 to 12/31/2010                                 $10.31013        $11.61473           9,931
    01/01/2011 to 12/31/2011                                 $11.61473        $10.83000           6,162
    01/01/2012 to 12/31/2012                                 $10.83000        $12.14782           9,265
    01/01/2013 to 12/31/2013                                 $12.14782        $15.81555           8,843
--------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                                 $10.09192         $9.53826               0
    01/01/2008 to 12/31/2008                                  $9.53826         $5.52836             715
    01/01/2009 to 12/31/2009                                  $5.52836         $6.54070           2,284
    01/01/2010 to 12/31/2010                                  $6.54070         $7.33176           3,565
    01/01/2011 to 12/31/2011                                  $7.33176         $6.95898          11,491
    01/01/2012 to 12/31/2012                                  $6.95898         $8.05750          15,174
    01/01/2013 to 12/31/2013                                  $8.05750        $11.16325          19,692
--------------------------------------------------------------------------------------------------------------
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                                 $10.12164        $10.64795               0
    01/01/2008 to 12/31/2008                                 $10.64795         $5.94262               0
    01/01/2009 to 12/31/2009                                  $5.94262         $7.63844          77,541
    01/01/2010 to 12/31/2010                                  $7.63844         $9.06112         138,248
    01/01/2011 to 12/31/2011                                  $9.06112         $8.89389          83,404
    01/01/2012 to 12/31/2012                                  $8.89389         $9.89077         105,873
    01/01/2013 to 12/31/2013                                  $9.89077        $13.38483          97,722
--------------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    09/04/2007 to 12/31/2007                                 $10.02378        $10.20793               0
    01/01/2008 to 12/31/2008                                 $10.20793         $7.76055               0
    01/01/2009 to 12/31/2009                                  $7.76055        $10.34765          32,817
    01/01/2010 to 12/31/2010                                 $10.34765        $11.62531          28,690
    01/01/2011 to 12/31/2011                                 $11.62531        $12.68720          37,674
    01/01/2012 to 12/31/2012                                 $12.68720        $13.31311          42,806
    01/01/2013 to 12/31/2013                                 $13.31311        $12.92410          38,340

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.06369        $10.30571               0
    01/01/2008 to 12/31/2008                             $10.30571         $6.73879               0
    01/01/2009 to 12/31/2009                              $6.73879         $8.77866          20,622
    01/01/2010 to 12/31/2010                              $8.77866         $9.74368          33,637
    01/01/2011 to 12/31/2011                              $9.74368         $9.34971          26,015
    01/01/2012 to 12/31/2012                              $9.34971        $11.39913          35,893
    01/01/2013 to 12/31/2013                             $11.39913        $14.41231          42,878
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.11719        $10.64938               0
    01/01/2008 to 12/31/2008                             $10.64938         $6.71953               0
    01/01/2009 to 12/31/2009                              $6.71953         $8.27409          61,804
    01/01/2010 to 12/31/2010                              $8.27409         $9.24407          77,205
    01/01/2011 to 12/31/2011                              $9.24407         $9.10275          60,192
    01/01/2012 to 12/31/2012                              $9.10275        $10.55752          82,140
    01/01/2013 to 12/31/2013                             $10.55752        $14.29701          79,599
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99923        $10.22404               0
    01/01/2013 to 12/31/2013                             $10.22404        $13.62231               0
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.10937         $9.77430               0
    01/01/2008 to 12/31/2008                              $9.77430         $5.99099               0
    01/01/2009 to 12/31/2009                              $5.99099         $8.24232          31,617
    01/01/2010 to 12/31/2010                              $8.24232        $10.09232          43,734
    01/01/2011 to 12/31/2011                             $10.09232         $9.65238          34,650
    01/01/2012 to 12/31/2012                              $9.65238        $11.32185          39,197
    01/01/2013 to 12/31/2013                             $11.32185        $14.85080          36,798
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.00032        $10.12248               0
    01/01/2008 to 12/31/2008                             $10.12248        $10.27876          45,213
    01/01/2009 to 12/31/2009                             $10.27876        $10.20701         141,587
    01/01/2010 to 12/31/2010                             $10.20701        $10.11305          88,047
    01/01/2011 to 12/31/2011                             $10.11305        $10.02015         111,019
    01/01/2012 to 12/31/2012                             $10.02015         $9.92653         121,001
    01/01/2013 to 12/31/2013                              $9.92653         $9.83252          99,694
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                             $10.15148        $10.12771               0
    01/01/2008 to 12/31/2008                             $10.12771         $5.79288             710
    01/01/2009 to 12/31/2009                              $5.79288         $8.07076          21,365
    01/01/2010 to 12/31/2010                              $8.07076         $9.86839          49,460
    01/01/2011 to 12/31/2011                              $9.86839         $9.53267          37,382
    01/01/2012 to 12/31/2012                              $9.53267        $11.06029          46,375
    01/01/2013 to 12/31/2013                             $11.06029        $15.55863          41,599
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                            $10.02913        $10.08325               0
    01/01/2012 to 12/31/2012                             $10.08325        $10.47502             329
    01/01/2013 to 12/31/2013                             $10.47502        $10.08251           5,175

                                                                                         Number of
                                                     Accumulation     Accumulation      Accumulation
                                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                      Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                           $10.15181        $10.39318                0
    01/01/2008 to 12/31/2008                           $10.39318         $5.84957                0
    01/01/2009 to 12/31/2009                            $5.84957         $7.52062           26,354
    01/01/2010 to 12/31/2010                            $7.52062         $9.58626           64,735
    01/01/2011 to 12/31/2011                            $9.58626         $9.65625           44,758
    01/01/2012 to 12/31/2012                            $9.65625        $10.74982           57,426
    01/01/2013 to 12/31/2013                           $10.74982        $14.12133           39,298
--------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                           $10.15218        $10.91540                0
    01/01/2008 to 12/31/2008                           $10.91540         $6.21307              320
    01/01/2009 to 12/31/2009                            $6.21307         $7.54341           19,291
    01/01/2010 to 12/31/2010                            $7.54341         $8.98688           57,577
    01/01/2011 to 04/29/2011                            $8.98688        $10.10386                0
--------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                           $9.99923        $10.37407           22,135
    01/01/2013 to 12/31/2013                           $10.37407        $12.22015           31,301
--------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                          $10.10196         $5.59224                0
    01/01/2009 to 12/31/2009                            $5.59224         $9.22419           58,905
    01/01/2010 to 12/31/2010                            $9.22419        $11.17229          111,873
    01/01/2011 to 12/31/2011                           $11.17229         $8.82379           74,887
    01/01/2012 to 12/31/2012                            $8.82379        $10.30789          107,742
    01/01/2013 to 12/31/2013                           $10.30789        $10.23366          121,249
--------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007                            $9.99896        $10.32312                0
    01/01/2008 to 12/31/2008                           $10.32312        $10.34015                0
    01/01/2009 to 12/31/2009                           $10.34015        $11.29070           32,086
    01/01/2010 to 12/31/2010                           $11.29070        $11.62048           59,784
    01/01/2011 to 12/31/2011                           $11.62048        $11.76998           65,001
    01/01/2012 to 12/31/2012                           $11.76998        $12.20662           71,399
    01/01/2013 to 12/31/2013                           $12.20662        $11.82875           66,816
--------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007                            $9.99896        $10.51157                0
    01/01/2008 to 12/31/2008                           $10.51157        $10.17735           14,478
    01/01/2009 to 12/31/2009                           $10.17735        $11.74768          485,152
    01/01/2010 to 12/31/2010                           $11.74768        $12.53525        1,460,145
    01/01/2011 to 12/31/2011                           $12.53525        $12.81194          649,826
    01/01/2012 to 12/31/2012                           $12.81194        $13.87438          748,086
    01/01/2013 to 12/31/2013                           $13.87438        $13.49132          833,649
--------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                           $10.03430        $10.38771                0
    01/01/2008 to 12/31/2008                           $10.38771         $8.28489           90,185
    01/01/2009 to 12/31/2009                            $8.28489         $9.85136          679,917
    01/01/2010 to 12/31/2010                            $9.85136        $10.79028          776,294
    01/01/2011 to 12/31/2011                           $10.79028        $10.79528          781,347
    01/01/2012 to 12/31/2012                           $10.79528        $11.80305          815,845
    01/01/2013 to 12/31/2013                           $11.80305        $12.76900          746,021
--------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                          $10.01914        $10.08316            3,780
    01/01/2012 to 12/31/2012                           $10.08316        $10.69844            5,005
    01/01/2013 to 12/31/2013                           $10.69844        $10.35256            5,036

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET
 PORTFOLIO
    09/04/2007 to 12/31/2007                                 $10.06865        $10.27465                0
    01/01/2008 to 12/31/2008                                 $10.27465         $6.03458          114,347
    01/01/2009 to 12/31/2009                                  $6.03458         $7.53045        2,494,087
    01/01/2010 to 12/31/2010                                  $7.53045         $8.87835        2,018,232
    01/01/2011 to 12/31/2011                                  $8.87835         $8.24842        1,329,752
    01/01/2012 to 12/31/2012                                  $8.24842         $9.22661        1,693,119
    01/01/2013 to 12/31/2013                                  $9.22661        $10.69592        1,813,695
--------------------------------------------------------------------------------------------------------------
AST QMA EMERGING MARKETS EQUITY PORTFOLIO
    02/25/2013* to 12/31/2013                                 $9.99922         $9.66154                0
--------------------------------------------------------------------------------------------------------------
AST QMA LARGE-CAP PORTFOLIO
    04/29/2013* to 12/31/2013                                 $9.99922        $11.73413                0
--------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007                                 $10.09013         $9.72652                0
    01/01/2008 to 12/31/2008                                  $9.72652         $5.90465            1,351
    01/01/2009 to 12/31/2009                                  $5.90465         $7.12555           23,271
    01/01/2010 to 12/31/2010                                  $7.12555         $8.12069           53,495
    01/01/2011 to 12/31/2011                                  $8.12069         $8.32239           31,614
    01/01/2012 to 12/31/2012                                  $8.32239         $9.79423           42,759
    01/01/2013 to 12/31/2013                                  $9.79423        $12.84825           35,629
--------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                 $9.99922         $8.94305                0
    01/01/2012 to 12/31/2012                                  $8.94305        $10.02443              779
    01/01/2013 to 12/31/2013                                 $10.02443        $12.15417              774
--------------------------------------------------------------------------------------------------------------
AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                                $10.08129         $7.38211            7,374
    01/01/2009 to 12/31/2009                                  $7.38211         $9.02287          331,768
    01/01/2010 to 12/31/2010                                  $9.02287        $10.00316          692,508
    01/01/2011 to 12/31/2011                                 $10.00316         $9.72904          575,599
    01/01/2012 to 12/31/2012                                  $9.72904        $10.62834          611,922
    01/01/2013 to 12/31/2013                                 $10.62834        $11.83800          612,750
--------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008                                $10.09947         $6.73005            3,845
    01/01/2009 to 12/31/2009                                  $6.73005         $8.45678          223,684
    01/01/2010 to 12/31/2010                                  $8.45678         $9.57880          628,417
    01/01/2011 to 12/31/2011                                  $9.57880         $9.26213          493,793
    01/01/2012 to 12/31/2012                                  $9.26213        $10.63394          652,378
    01/01/2013 to 12/31/2013                                 $10.63394        $12.43632          651,511
--------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007                                 $10.06858        $10.31471                0
    01/01/2008 to 12/31/2008                                 $10.31471         $7.13279           18,754
    01/01/2009 to 12/31/2009                                  $7.13279         $9.00260          400,541
    01/01/2010 to 12/31/2010                                  $9.00260         $9.97127          732,659
    01/01/2011 to 12/31/2011                                  $9.97127         $9.54361          571,765
    01/01/2012 to 12/31/2012                                  $9.54361        $10.50672          653,485
    01/01/2013 to 12/31/2013                                 $10.50672        $11.90655          710,045

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                        $10.09199         $9.98578                0
    01/01/2008 to 12/31/2008                         $9.98578         $6.42979              317
    01/01/2009 to 12/31/2009                         $6.42979         $8.52896            6,222
    01/01/2010 to 12/31/2010                         $8.52896        $11.52551           18,460
    01/01/2011 to 12/31/2011                        $11.52551        $11.30541           10,499
    01/01/2012 to 12/31/2012                        $11.30541        $12.56249           13,363
    01/01/2013 to 12/31/2013                        $12.56249        $16.82141           14,667
-----------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007                        $10.08602         $9.35483                0
    01/01/2008 to 12/31/2008                         $9.35483         $6.51294                0
    01/01/2009 to 12/31/2009                         $6.51294         $8.19364            2,834
    01/01/2010 to 12/31/2010                         $8.19364        $10.22630            3,458
    01/01/2011 to 12/31/2011                        $10.22630         $9.52482            2,413
    01/01/2012 to 12/31/2012                         $9.52482        $11.14864            2,706
    01/01/2013 to 12/31/2013                        $11.14864        $15.17414            3,042
-----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007                        $10.06400        $10.13341                0
    01/01/2008 to 12/31/2008                        $10.13341         $7.43372           44,146
    01/01/2009 to 12/31/2009                         $7.43372         $9.14121        1,627,204
    01/01/2010 to 12/31/2010                         $9.14121        $10.09973        2,122,673
    01/01/2011 to 12/31/2011                        $10.09973        $10.20317        1,821,475
    01/01/2012 to 12/31/2012                        $10.20317        $11.47121        1,914,966
    01/01/2013 to 12/31/2013                        $11.47121        $13.27602        1,864,365
-----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    09/04/2007 to 12/31/2007                        $10.09071         $9.46370                0
    01/01/2008 to 12/31/2008                         $9.46370         $5.44810                0
    01/01/2009 to 12/31/2009                         $5.44810         $6.68122           65,869
    01/01/2010 to 12/31/2010                         $6.68122         $7.49480          110,457
    01/01/2011 to 12/31/2011                         $7.49480         $7.30270           76,760
    01/01/2012 to 12/31/2012                         $7.30270         $8.48182           85,970
    01/01/2013 to 12/31/2013                         $8.48182        $10.89604           79,894
-----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007                        $10.14451        $10.03189                0
    01/01/2008 to 12/31/2008                        $10.03189         $5.90610                0
    01/01/2009 to 12/31/2009                         $5.90610         $8.97301           63,039
    01/01/2010 to 12/31/2010                         $8.97301        $10.29382          100,448
    01/01/2011 to 12/31/2011                        $10.29382        $10.02418           61,045
    01/01/2012 to 12/31/2012                        $10.02418        $11.67575           77,822
    01/01/2013 to 12/31/2013                        $11.67575        $16.65784           79,349
-----------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007                        $10.21239        $11.55622                0
    01/01/2008 to 12/31/2008                        $11.55622         $5.72528                0
    01/01/2009 to 12/31/2009                         $5.72528         $8.47028          101,887
    01/01/2010 to 12/31/2010                         $8.47028        $10.10665          195,900
    01/01/2011 to 12/31/2011                        $10.10665         $8.51814          124,134
    01/01/2012 to 12/31/2012                         $8.51814         $8.74319          179,841
    01/01/2013 to 12/31/2013                         $8.74319         $9.99306          188,961

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007                                 $9.98226        $10.56480                0
    01/01/2008 to 12/31/2008                                $10.56480        $10.21052                0
    01/01/2009 to 12/31/2009                                $10.21052        $11.33989           32,898
    01/01/2010 to 12/31/2010                                $11.33989        $11.87841           54,958
    01/01/2011 to 12/31/2011                                $11.87841        $12.25190           48,180
    01/01/2012 to 12/31/2012                                $12.25190        $12.77079           56,777
    01/01/2013 to 12/31/2013                                $12.77079        $12.17584           57,481
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007                                $10.10431        $10.24870                0
    01/01/2008 to 12/31/2008                                $10.24870         $5.85514           15,271
    01/01/2009 to 12/31/2009                                 $5.85514         $7.44914          129,057
    01/01/2010 to 12/31/2010                                 $7.44914         $8.45893          160,114
    01/01/2011 to 12/31/2011                                 $8.45893         $8.08980          326,350
    01/01/2012 to 12/31/2012                                 $8.08980         $8.89580          475,021
    01/01/2013 to 12/31/2013                                 $8.89580        $10.61887          529,047
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99922         $9.98834                0
    01/01/2008 to 12/31/2008                                 $9.98834         $9.37876            2,182
    01/01/2009 to 12/31/2009                                 $9.37876        $10.37104           62,843
    01/01/2010 to 12/31/2010                                $10.37104        $11.07461           95,717
    01/01/2011 to 12/31/2011                                $11.07461        $11.63134          195,174
    01/01/2012 to 12/31/2012                                $11.63134        $12.42664          216,907
    01/01/2013 to 12/31/2013                                $12.42664        $12.12603          223,674
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO
    08/20/2012* to 12/31/2012                                $9.99923        $10.41338                0
    01/01/2013 to 12/31/2013                                $10.41338         $9.47623                0
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07831         $6.67497           57,159
    01/01/2009 to 12/31/2009                                 $6.67497         $8.60007        1,125,817
    01/01/2010 to 12/31/2010                                 $8.60007         $9.39149        1,679,091
    01/01/2011 to 12/31/2011                                 $9.39149         $9.14780        1,059,201
    01/01/2012 to 09/21/2012                                 $9.14780        $10.30213                0



 *  Denotes the start date of these sub-accounts

                               PREMIER BB SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS (2.35%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                              $7.75834         $9.43986        4,252,347
    01/01/2010 to 12/31/2010                              $9.43986        $10.32669        4,627,984
    01/01/2011 to 12/31/2011                             $10.32669         $9.82155        4,134,047
    01/01/2012 to 12/31/2012                              $9.82155        $10.80162        4,142,341
    01/01/2013 to 12/31/2013                             $10.80162        $11.60621        3,797,166

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                          $7.76909         $9.59354        1,512,563
    01/01/2010 to 12/31/2010                          $9.59354        $10.65815        1,845,579
    01/01/2011 to 12/31/2011                         $10.65815        $10.42545        1,631,826
    01/01/2012 to 12/31/2012                         $10.42545        $11.57599        1,978,813
    01/01/2013 to 12/31/2013                         $11.57599        $13.18283        2,018,738
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                          $6.80294         $8.40065            9,247
    01/01/2010 to 12/31/2010                          $8.40065         $9.34431           11,631
    01/01/2011 to 12/31/2011                          $9.34431         $9.45612           18,869
    01/01/2012 to 05/04/2012                          $9.45612        $10.25131                0
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $8.07145         $9.68123        6,554,519
    01/01/2010 to 12/31/2010                          $9.68123        $10.62384        7,582,411
    01/01/2011 to 12/31/2011                         $10.62384        $10.25414        6,755,067
    01/01/2012 to 12/31/2012                         $10.25414        $11.26816        6,690,157
    01/01/2013 to 12/31/2013                         $11.26816        $12.95246        6,282,078
------------------------------------------------------------------------------------------------------
AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011                         $9.99745         $9.12583        2,850,644
    01/01/2012 to 12/31/2012                          $9.12583         $9.97661        2,504,221
    01/01/2013 to 12/31/2013                          $9.97661        $10.80546        2,282,040
------------------------------------------------------------------------------------------------------
AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013                         $9.99809        $10.45312                0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                          $9.66533         $9.33072                0
    01/01/2010 to 12/31/2010                          $9.33072        $10.08070                0
    01/01/2011 to 12/31/2011                         $10.08070        $10.79913                0
    01/01/2012 to 12/31/2012                         $10.79913        $10.99016                0
    01/01/2013 to 12/31/2013                         $10.99016        $10.66395                0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                         $11.29399        $10.99506          157,323
    01/01/2010 to 12/31/2010                         $10.99506        $11.94428           79,553
    01/01/2011 to 12/31/2011                         $11.94428        $13.25529           38,886
    01/01/2012 to 12/31/2012                         $13.25529        $13.69068           30,006
    01/01/2013 to 12/31/2013                         $13.69068        $12.95592            8,130
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                         $11.25511        $10.86376           55,243
    01/01/2010 to 12/31/2010                         $10.86376        $11.82023          117,733
    01/01/2011 to 12/31/2011                         $11.82023        $13.39413           94,375
    01/01/2012 to 12/31/2012                         $13.39413        $13.85289           69,766
    01/01/2013 to 12/31/2013                         $13.85289        $12.88083           30,534
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                          $9.35768         $8.74446                0
    01/01/2010 to 12/31/2010                          $8.74446         $9.55565           48,213
    01/01/2011 to 12/31/2011                          $9.55565        $11.08034           13,583
    01/01/2012 to 12/31/2012                         $11.08034        $11.50966            2,510
    01/01/2013 to 12/31/2013                         $11.50966        $10.51262                0
------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                         $9.99745        $10.95270           70,632
    01/01/2011 to 12/31/2011                         $10.95270        $12.87421           34,741
    01/01/2012 to 12/31/2012                         $12.87421        $13.43279            8,558
    01/01/2013 to 12/31/2013                         $13.43279        $12.20553                0

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011                                     $9.99809        $11.96009           78,715
    01/01/2012 to 12/31/2012                                     $11.96009        $12.36832           47,478
    01/01/2013 to 12/31/2013                                     $12.36832        $10.90661                0
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012                                     $9.99746        $10.34627           68,897
    01/01/2013 to 12/31/2013                                     $10.34627         $9.07766          207,444
------------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013                                     $9.99873         $8.70520           56,592
------------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.57101         $9.26952        5,034,909
    01/01/2010 to 12/31/2010                                      $9.26952        $10.26814        6,212,739
    01/01/2011 to 12/31/2011                                     $10.26814         $9.78927        5,138,561
    01/01/2012 to 12/31/2012                                      $9.78927        $10.87660        5,417,142
    01/01/2013 to 12/31/2013                                     $10.87660        $13.03710        5,557,153
------------------------------------------------------------------------------------------------------------------
AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013                                     $9.99809        $11.59758              849
------------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                      $6.77850        $10.21482           13,319
    01/01/2010 to 12/31/2010                                     $10.21482        $12.84404           26,665
    01/01/2011 to 12/31/2011                                     $12.84404        $13.37666           16,530
    01/01/2012 to 12/31/2012                                     $13.37666        $15.07483           28,389
    01/01/2013 to 12/31/2013                                     $15.07483        $15.19011           31,471
------------------------------------------------------------------------------------------------------------------
AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013                                     $9.99809         $9.64589            5,934
------------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.12056         $9.24860           13,291
    01/01/2010 to 12/31/2010                                      $9.24860        $11.97731           14,714
    01/01/2011 to 12/31/2011                                     $11.97731        $10.16820           12,507
    01/01/2012 to 12/31/2012                                     $10.16820        $11.92855           19,897
    01/01/2013 to 12/31/2013                                     $11.92855        $16.41123           23,106
------------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.42635         $8.85245          180,716
    01/01/2010 to 12/31/2010                                      $8.85245         $9.80162          264,585
    01/01/2011 to 12/31/2011                                      $9.80162         $9.34014          209,356
    01/01/2012 to 12/31/2012                                      $9.34014        $10.36964          354,184
    01/01/2013 to 12/31/2013                                     $10.36964        $12.07928          436,263
------------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.05134         $8.64605          963,011
    01/01/2010 to 12/31/2010                                      $8.64605         $9.66094        1,503,201
    01/01/2011 to 12/31/2011                                      $9.66094         $9.29742        1,212,660
    01/01/2012 to 12/31/2012                                      $9.29742        $10.04957        1,337,469
    01/01/2013 to 12/31/2013                                     $10.04957        $11.26814        1,394,472
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                     $9.99810        $10.70020          910,810
    01/01/2013 to 12/31/2013                                     $10.70020        $13.01302          964,020
------------------------------------------------------------------------------------------------------------------
AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013                                     $9.99809        $10.76816           71,113

                                                                                                   Number of
                                                               Accumulation     Accumulation      Accumulation
                                                               Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                                Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $5.70107         $8.04541           12,087
    01/01/2010 to 12/31/2010                                      $8.04541         $9.44866           17,206
    01/01/2011 to 12/31/2011                                      $9.44866         $8.76681           15,171
    01/01/2012 to 12/31/2012                                      $8.76681        $10.86107           13,808
    01/01/2013 to 12/31/2013                                     $10.86107        $11.07301           21,789
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $8.54908        $10.90871           50,148
    01/01/2010 to 12/31/2010                                     $10.90871        $11.75486           72,164
    01/01/2011 to 12/31/2011                                     $11.75486        $11.03082           45,755
    01/01/2012 to 12/31/2012                                     $11.03082        $12.90724           58,554
    01/01/2013 to 12/31/2013                                     $12.90724        $16.36123           61,946
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $6.73628         $8.10749           15,876
    01/01/2010 to 12/31/2010                                      $8.10749         $8.94216           17,185
    01/01/2011 to 12/31/2011                                      $8.94216         $8.25493           17,348
    01/01/2012 to 12/31/2012                                      $8.25493         $9.65125           32,736
    01/01/2013 to 12/31/2013                                      $9.65125        $12.59265           38,624
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                      $8.44980        $11.30917           47,164
    01/01/2010 to 12/31/2010                                     $11.30917        $13.24024           66,611
    01/01/2011 to 12/31/2011                                     $13.24024        $12.55147           39,720
    01/01/2012 to 12/31/2012                                     $12.55147        $14.66808           51,742
    01/01/2013 to 12/31/2013                                     $14.66808        $18.94493           53,019
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.73829         $9.14036          681,549
    01/01/2010 to 12/31/2010                                      $9.14036         $9.96633        1,076,636
    01/01/2011 to 12/31/2011                                      $9.96633         $9.68853          900,579
    01/01/2012 to 12/31/2012                                      $9.68853        $10.42454          918,297
    01/01/2013 to 12/31/2013                                     $10.42454        $11.18541          953,392
------------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.37520         $9.43976            9,418
    01/01/2010 to 12/31/2010                                      $9.43976        $11.69193           28,045
    01/01/2011 to 12/31/2011                                     $11.69193        $11.57271           23,172
    01/01/2012 to 12/31/2012                                     $11.57271        $13.08049           35,071
    01/01/2013 to 12/31/2013                                     $13.08049        $17.74064           48,948
------------------------------------------------------------------------------------------------------------------
AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                      $7.03025         $8.86726            8,484
    01/01/2010 to 12/31/2010                                      $8.86726         $9.74163            3,574
    01/01/2011 to 12/31/2011                                      $9.74163         $9.47142            5,605
    01/01/2012 to 12/31/2012                                      $9.47142        $10.49380           14,299
    01/01/2013 to 12/31/2013                                     $10.49380        $13.80352           13,124
------------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                      $8.17371        $10.19721           14,037
    01/01/2010 to 12/31/2010                                     $10.19721        $11.30809           29,013
    01/01/2011 to 12/31/2011                                     $11.30809        $11.39954           14,294
    01/01/2012 to 12/31/2012                                     $11.39954        $12.68259           30,841
    01/01/2013 to 12/31/2013                                     $12.68259        $13.28118           41,682

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.04238         $7.89352           29,416
    01/01/2010 to 12/31/2010                                  $7.89352         $8.83058           39,816
    01/01/2011 to 12/31/2011                                  $8.83058         $7.51292           18,018
    01/01/2012 to 12/31/2012                                  $7.51292         $8.83520           22,798
    01/01/2013 to 12/31/2013                                  $8.83520        $10.27745           24,575
--------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.71884         $8.68753           20,688
    01/01/2010 to 12/31/2010                                  $8.68753         $9.42890           35,676
    01/01/2011 to 12/31/2011                                  $9.42890         $8.05644           24,833
    01/01/2012 to 12/31/2012                                  $8.05644         $9.18375           25,172
    01/01/2013 to 12/31/2013                                  $9.18375        $10.71966           24,709
--------------------------------------------------------------------------------------------------------------
AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009* to 12/31/2009                                 $9.98123        $10.82907                0
    01/01/2010 to 12/31/2010                                 $10.82907        $11.72425              904
    01/01/2011 to 12/31/2011                                 $11.72425        $12.88118        4,385,023
    01/01/2012 to 12/31/2012                                 $12.88118        $13.76813        1,804,835
    01/01/2013 to 12/31/2013                                 $13.76813        $13.02394          332,249
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2009 to 12/31/2009                                  $7.22301         $8.79688          403,988
    01/01/2010 to 12/31/2010                                  $8.79688         $9.78253          516,166
    01/01/2011 to 12/31/2011                                  $9.78253         $9.50384          395,770
    01/01/2012 to 12/31/2012                                  $9.50384        $10.54658          490,907
    01/01/2013 to 12/31/2013                                 $10.54658        $11.98217          531,417
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                  $7.71329        $10.33368           40,215
    01/01/2010 to 12/31/2010                                 $10.33368        $10.82050           80,230
    01/01/2011 to 12/31/2011                                 $10.82050         $9.60488           59,517
    01/01/2012 to 12/31/2012                                  $9.60488        $11.43995           66,146
    01/01/2013 to 12/31/2013                                 $11.43995        $12.89430           71,291
--------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.48763        $10.96455          628,069
    01/01/2010 to 12/31/2010                                 $10.96455        $11.49692          724,178
    01/01/2011 to 12/31/2011                                 $11.49692        $11.25949          657,747
    01/01/2012 to 12/31/2012                                 $11.25949        $12.17972          825,471
    01/01/2013 to 12/31/2013                                 $12.17972        $13.21287          785,813
--------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                                $10.08348        $10.28169                0
    01/01/2010 to 12/31/2010                                 $10.28169        $11.18250            6,898
    01/01/2011 to 12/31/2011                                 $11.18250        $10.99851            3,991
    01/01/2012 to 12/31/2012                                 $10.99851        $12.37752           30,638
    01/01/2013 to 12/31/2013                                 $12.37752        $16.50679           32,675
--------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                                $10.14486        $10.29149            6,043
    01/01/2010 to 12/31/2010                                 $10.29149        $11.43520           41,637
    01/01/2011 to 12/31/2011                                 $11.43520        $10.51686           23,719
    01/01/2012 to 12/31/2012                                 $10.51686        $11.63480           26,385
    01/01/2013 to 12/31/2013                                 $11.63480        $14.94057           27,729

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.08065         $7.68247          13,686
    01/01/2010 to 12/31/2010                              $7.68247         $8.49390          33,680
    01/01/2011 to 12/31/2011                              $8.49390         $7.95195          30,546
    01/01/2012 to 12/31/2012                              $7.95195         $9.08092          31,862
    01/01/2013 to 12/31/2013                              $9.08092        $12.40905          68,723
----------------------------------------------------------------------------------------------------------
AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $7.01941         $8.90497          22,035
    01/01/2010 to 12/31/2010                              $8.90497        $10.41910          32,195
    01/01/2011 to 12/31/2011                             $10.41910        $10.08715          30,727
    01/01/2012 to 12/31/2012                             $10.08715        $11.06404          37,332
    01/01/2013 to 12/31/2013                             $11.06404        $14.76780          34,368
----------------------------------------------------------------------------------------------------------
AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                              $9.02285        $10.84970          10,596
    01/01/2010 to 12/31/2010                             $10.84970        $12.02269          13,060
    01/01/2011 to 12/31/2011                             $12.02269        $12.94190          16,402
    01/01/2012 to 12/31/2012                             $12.94190        $13.39400          29,380
    01/01/2013 to 12/31/2013                             $13.39400        $12.82466          37,028
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                              $8.45982        $11.20837           9,611
    01/01/2010 to 12/31/2010                             $11.20837        $12.27036          20,031
    01/01/2011 to 12/31/2011                             $12.27036        $11.61339          15,584
    01/01/2012 to 12/31/2012                             $11.61339        $13.96490          27,825
    01/01/2013 to 12/31/2013                             $13.96490        $17.41492          30,046
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                              $8.05444         $9.74490           4,945
    01/01/2010 to 12/31/2010                              $9.74490        $10.73856           9,079
    01/01/2011 to 12/31/2011                             $10.73856        $10.43001           7,440
    01/01/2012 to 12/31/2012                             $10.43001        $11.93110           5,887
    01/01/2013 to 12/31/2013                             $11.93110        $15.93617           6,081
----------------------------------------------------------------------------------------------------------
AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012                             $9.99810        $10.17185               0
    01/01/2013 to 12/31/2013                             $10.17185        $13.36759             712
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $7.15365         $9.46381           8,801
    01/01/2010 to 12/31/2010                              $9.46381        $11.42956          11,219
    01/01/2011 to 12/31/2011                             $11.42956        $10.78208           8,336
    01/01/2012 to 12/31/2012                             $10.78208        $12.47352          13,784
    01/01/2013 to 12/31/2013                             $12.47352        $16.13772          15,479
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.37182        $10.21844         118,897
    01/01/2010 to 12/31/2010                             $10.21844         $9.98629         116,542
    01/01/2011 to 12/31/2011                              $9.98629         $9.75943         113,130
    01/01/2012 to 12/31/2012                              $9.75943         $9.53559         126,339
    01/01/2013 to 12/31/2013                              $9.53559         $9.31663         111,479
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                              $6.77043         $9.15272          24,697
    01/01/2010 to 12/31/2010                              $9.15272        $11.03847          41,087
    01/01/2011 to 12/31/2011                             $11.03847        $10.51733          26,688
    01/01/2012 to 12/31/2012                             $10.51733        $12.03539          40,518
    01/01/2013 to 12/31/2013                             $12.03539        $16.69890          48,497

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                                $10.02800        $10.05929                0
    01/01/2012 to 12/31/2012                                 $10.05929        $10.30678           13,596
    01/01/2013 to 12/31/2013                                 $10.30678         $9.78486           14,294
--------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $8.53343        $10.55846            5,598
    01/01/2010 to 12/31/2010                                 $10.55846        $13.27452            7,620
    01/01/2011 to 12/31/2011                                 $13.27452        $13.18889           10,737
    01/01/2012 to 12/31/2012                                 $13.18889        $14.48113           16,867
    01/01/2013 to 12/31/2013                                 $14.48113        $18.76265           28,345
--------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.94180         $8.41842            2,705
    01/01/2010 to 12/31/2010                                  $8.41842         $9.89236            3,842
    01/01/2011 to 04/29/2011                                  $9.89236        $11.07199                0
--------------------------------------------------------------------------------------------------------------
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012                                 $9.99810        $10.27770           49,370
    01/01/2013 to 12/31/2013                                 $10.27770        $11.94105          101,613
--------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.15323         $9.04108           55,402
    01/01/2010 to 12/31/2010                                  $9.04108        $10.80079           76,512
    01/01/2011 to 12/31/2011                                 $10.80079         $8.41374           50,301
    01/01/2012 to 12/31/2012                                  $8.41374         $9.69414           54,593
    01/01/2013 to 12/31/2013                                  $9.69414         $9.49268           54,655
--------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.75053        $11.26320           17,914
    01/01/2010 to 12/31/2010                                 $11.26320        $11.43373           26,072
    01/01/2011 to 12/31/2011                                 $11.43373        $11.42279           31,043
    01/01/2012 to 12/31/2012                                 $11.42279        $11.68410           30,695
    01/01/2013 to 12/31/2013                                 $11.68410        $11.16763           37,201
--------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.67650        $11.80051          466,235
    01/01/2010 to 12/31/2010                                 $11.80051        $12.41950          657,967
    01/01/2011 to 12/31/2011                                 $12.41950        $12.52048          562,150
    01/01/2012 to 12/31/2012                                 $12.52048        $13.37279          636,413
    01/01/2013 to 12/31/2013                                 $13.37279        $12.82563          565,790
--------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                  $8.96659        $10.36969        3,494,528
    01/01/2010 to 12/31/2010                                 $10.36969        $11.20278        4,162,296
    01/01/2011 to 12/31/2011                                 $11.20278        $11.05498        3,947,323
    01/01/2012 to 12/31/2012                                 $11.05498        $11.92123        4,105,553
    01/01/2013 to 12/31/2013                                 $11.92123        $12.72044        3,667,513
--------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011                                $10.01801        $10.05918                0
    01/01/2012 to 12/31/2012                                 $10.05918        $10.52644           10,736
    01/01/2013 to 12/31/2013                                 $10.52644        $10.04686           12,575
--------------------------------------------------------------------------------------------------------------
AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET
 PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.65726         $8.09236        1,950,413
    01/01/2010 to 12/31/2010                                  $8.09236         $9.41046        2,836,532
    01/01/2011 to 12/31/2011                                  $9.41046         $8.62330        2,057,158
    01/01/2012 to 12/31/2012                                  $8.62330         $9.51355        2,579,148
    01/01/2013 to 12/31/2013                                  $9.51355        $10.87774        2,597,621

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.37411         $8.08794            2,415
    01/01/2010 to 12/31/2010                                  $8.08794         $9.09147           11,783
    01/01/2011 to 12/31/2011                                  $9.09147         $9.19011           10,286
    01/01/2012 to 12/31/2012                                  $9.19011        $10.66725           26,669
    01/01/2013 to 12/31/2013                                 $10.66725        $13.80222           27,143
--------------------------------------------------------------------------------------------------------------
AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011                                 $9.99809         $8.86065                0
    01/01/2012 to 12/31/2012                                  $8.86065         $9.79586                0
    01/01/2013 to 12/31/2013                                  $9.79586        $11.71463                0
--------------------------------------------------------------------------------------------------------------
AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                  $7.42746         $8.81771        1,331,992
    01/01/2010 to 12/31/2010                                  $8.81771         $9.64205        1,541,048
    01/01/2011 to 12/31/2011                                  $9.64205         $9.24995        1,328,344
    01/01/2012 to 12/31/2012                                  $9.24995         $9.96648        1,332,263
    01/01/2013 to 12/31/2013                                  $9.96648        $10.94893        1,233,948
--------------------------------------------------------------------------------------------------------------
AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.74103         $8.26425          543,791
    01/01/2010 to 12/31/2010                                  $8.26425         $9.23272          948,470
    01/01/2011 to 12/31/2011                                  $9.23272         $8.80549          703,756
    01/01/2012 to 12/31/2012                                  $8.80549         $9.97103          951,558
    01/01/2013 to 12/31/2013                                  $9.97103        $11.50154        1,137,541
--------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                                  $8.09705         $9.93257          736,844
    01/01/2010 to 12/31/2010                                  $9.93257        $10.85093        1,274,924
    01/01/2011 to 12/31/2011                                 $10.85093        $10.24382        1,044,460
    01/01/2012 to 12/31/2012                                 $10.24382        $11.12293        1,206,123
    01/01/2013 to 12/31/2013                                 $11.12293        $12.43257        1,267,606
--------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.55110         $8.58389            7,475
    01/01/2010 to 12/31/2010                                  $8.58389        $11.44129           13,593
    01/01/2011 to 12/31/2011                                 $11.44129        $11.06953           14,395
    01/01/2012 to 12/31/2012                                 $11.06953        $12.13176           22,429
    01/01/2013 to 12/31/2013                                 $12.13176        $16.02249           26,471
--------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                  $7.53328         $9.75803            8,423
    01/01/2010 to 12/31/2010                                  $9.75803        $12.01245           13,701
    01/01/2011 to 12/31/2011                                 $12.01245        $11.03554           11,981
    01/01/2012 to 12/31/2012                                 $11.03554        $12.73983           13,455
    01/01/2013 to 12/31/2013                                 $12.73983        $17.10295           14,519
--------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                  $8.54115        $10.31836          713,198
    01/01/2010 to 12/31/2010                                 $10.31836        $11.24440        1,121,419
    01/01/2011 to 12/31/2011                                 $11.24440        $11.20462          974,269
    01/01/2012 to 12/31/2012                                 $11.20462        $12.42437        1,249,134
    01/01/2013 to 12/31/2013                                 $12.42437        $14.18257        1,335,103
--------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                  $6.16691         $7.86669           41,306
    01/01/2010 to 12/31/2010                                  $7.86669         $8.70417           66,947
    01/01/2011 to 12/31/2011                                  $8.70417         $8.36524           46,033
    01/01/2012 to 12/31/2012                                  $8.36524         $9.58274           57,679
    01/01/2013 to 12/31/2013                                  $9.58274        $12.14221           50,271

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $7.28717         $9.58786           32,361
    01/01/2010 to 12/31/2010                                 $9.58786        $10.84896           54,510
    01/01/2011 to 12/31/2011                                $10.84896        $10.42050           32,934
    01/01/2012 to 12/31/2012                                $10.42050        $11.97100           51,939
    01/01/2013 to 12/31/2013                                $11.97100        $16.84560           50,813
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.70240        $12.93549           73,664
    01/01/2010 to 12/31/2010                                $12.93549        $15.22376          126,830
    01/01/2011 to 12/31/2011                                $15.22376        $12.65564           97,965
    01/01/2012 to 12/31/2012                                $12.65564        $12.81165          135,945
    01/01/2013 to 12/31/2013                                $12.81165        $14.44278          121,010
-------------------------------------------------------------------------------------------------------------
AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.86104        $10.91472           29,565
    01/01/2010 to 12/31/2010                                $10.91472        $11.27667           44,913
    01/01/2011 to 12/31/2011                                $11.27667        $11.47253           44,268
    01/01/2012 to 12/31/2012                                $11.47253        $11.79435           48,601
    01/01/2013 to 12/31/2013                                $11.79435        $11.09100           29,666
-------------------------------------------------------------------------------------------------------------
AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                 $6.74865         $8.54740          170,491
    01/01/2010 to 12/31/2010                                 $8.54740         $9.57358          155,762
    01/01/2011 to 12/31/2011                                 $9.57358         $9.03083          134,788
    01/01/2012 to 12/31/2012                                 $9.03083         $9.79434          174,625
    01/01/2013 to 12/31/2013                                 $9.79434        $11.53150          254,844
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.36719        $10.07192           80,753
    01/01/2010 to 12/31/2010                                $10.07192        $10.60805          137,974
    01/01/2011 to 12/31/2011                                $10.60805        $10.98935          114,585
    01/01/2012 to 12/31/2012                                $10.98935        $11.57971          143,134
    01/01/2013 to 12/31/2013                                $11.57971        $11.14492          161,646
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                 $6.60935         $8.40437          632,509
    01/01/2010 to 12/31/2010                                 $8.40437         $9.05230        1,162,191
    01/01/2011 to 12/31/2011                                 $9.05230         $8.69706          814,628
    01/01/2012 to 09/21/2012                                 $8.69706         $9.69699                0



 *  Denotes the start date of these sub-accounts

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                                   $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

     APPENDIX C - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T((greater than))0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account

 T    =    {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T((less than))0, Money moving from the Benefit Fixed Rate
                                                            Account to the Permitted Sub-accounts.

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R ((GREATER THAN)) C\\U\\ (BECAUSE 83.11% ((GREATER THAN)) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    {Min (V, [L - F - V * C\\t\\] / (1 - C\\t\\))}
      =    {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
      =    {Min (92,300.00, 14,351.40)}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation"
 section in this Appendix.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F / (V + F) (less than)= .90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).

       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                            Sub-accounts to Benefit Fixed Rate Account

 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),     Money is transferred from the Benefit Fixed Rate
                                                              Account to the Permitted Sub-accounts.

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

             APPENDIX D - FORMULA UNDER HIGHEST DAILY GRO BENEFIT

    FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity.

   . V is the current Account Value of the elected Sub-accounts of the Annuity.

   .   B is the total current value of the AST bond portfolio Sub-account.

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount.

   .   N\\i\\ is the number of days until the maturity date.

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

     L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + di)/^(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

            T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

        FORMULA FOR ANNUITIES WITH 90% CAP FEATURE - HIGHEST DAILY GRO

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION
 The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:

                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]

 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."

    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni/365)/

 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap feature"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap feature.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

    FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT
                              TO STATE APPROVAL.

 The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

   L    =    MAX (L\\i\\ ), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/^(Ni /365)/

 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C \\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\] / (1 - C\\t\\ ))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r(less than)C\\1\\ and B(greater than)0.

 The transfer amount is calculated by the following formula:

  T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\ ] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

    APPENDIX E - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
            AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 (including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the
                                                                                            elected Sub-accounts and Fixed
                                                                                            Rate Options to the Transfer
                                                                                            Account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}                 Money is transferred from the
                                                                                            Transfer Account to the elected
                                                                                            Sub-accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:


 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},     Money moving from the Permitted Sub-accounts to
                                                              the AST Investment Grade Bond Portfolio
                                                              Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money moving from the AST Investment Grade
                                                              Bond Portfolio Sub-account to the Permitted
                                                              Sub-accounts]


 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:

                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) (less than)= .90), the following asset transfer calculation is performed:

                      Target Ratio r    =    (L - B) / V

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account provided transfers are not suspended under the 90% Cap Feature described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + B)) - B),                 Money is transferred from the elected Sub-accounts
           [L - B - V * C\\t\\] / (1 - C\\t\\))                to AST Investment Grade Bond Portfolio
                                                               Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the elected
                                                               Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST

 Investment Grade Bond Portfolio Sub-account , any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account :

                  If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                  T         =         B - [(V\\V\\ + V\\F\\ + B) * .90]

 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B/(V\\V\\ + V\\F\\ +B) (less than)= .90), the following asset transfer calculation is performed

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\)

       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account , provided transfers are not suspended under the 90% Cap Feature described below.

       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected Sub-accounts
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to AST Investment Grade Bond Portfolio
                                                                               Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Portfolio Sub-account to the elected
                                                                               Sub-accounts.

 Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                  Money is transferred from the elected Sub-accounts
 [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to AST Investment Grade Bond Portfolio
                                                                     Sub-account.

 {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}   Money is transferred from the AST Investment
                                                                     Grade Bond Portfolio Sub-account to the elected
                                                                     Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.

 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

   APPENDIX F - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional Purchase Payments and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap feature described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min(MAX(0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B -     Money is transferred from the Permitted
           (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                  Sub-accounts and Fixed Rate Options to the AST
                                                                        Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 -        Money is transferred from the AST Investment
           C\\t\\))}                                                    Grade Bond Sub-account to the Permitted
                                                                        Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

       APPENDIX G - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN
                                CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.

Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
Connecticut    The Highest Daily Lifetime 6 Plus Income Benefit with Lifetime Income Accelerator is not available for election.
---------------------------------------------------------------------------------------------------------
Florida        The earliest Annuity Date is one year from the Issue Date.
---------------------------------------------------------------------------------------------------------
Illinois       The earliest Annuity Date is one year from the Issue Date.
---------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
               Medically-Related Surrenders are not available.
               Additional Purchase Payments not permitted on B, L, and X Share.
---------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
---------------------------------------------------------------------------------------------------------
Texas          Minimum Annuity Payments are $20. The Beneficiary Annuity is not available.
---------------------------------------------------------------------------------------------------------
Washington     If your Annuity was issued in Washington, and you have elected Highest Daily Lifetime
               Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus,
               the Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available.
               Additional Purchase Payments not permitted on B, L, and X Share.
               Minimum Annuity Payments are $20.
               The Highest Daily Lifetime Six Plus Income Benefit with Lifetime Income Accelerator is not available for election.
               The Combination 5% Roll-up and Highest Anniversary Value ("HAV") Death Benefit is not
               available for election.
---------------------------------------------------------------------------------------------------------

            APPENDIX H - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT

   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010

 The following are the terms and definitions referenced in the transfer calculation formula:

   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t \\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap feature"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap feature.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

 FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                STATE APPROVAL

 The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".

     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/

 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):

                    r    =    (L - B) / (V\\V\\ + V\\F\\ ).

 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\1\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

 T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

   APPENDIX I - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT
                 (INCLUDING HIGHEST DAILY LIFETIME 6 PLUS LIA)

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts and DCA Fixed Rate Options to the
                                                                               AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V
 \\F\\) - L + B) / (1 - C \\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN PROSPECTUS
                         PREMIER Bb-PROS (4/30/2014).
                                          ---------------------------------------
                                            (print your name)
                                          ---------------------------------------
                                                (address)
                                          ---------------------------------------
                                           (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:

  PRUCO LIFE                                             PRUDENTIAL ANNUITIES
  INSURANCE COMPANY                                        DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com

                               MAILING ADDRESSES:

   Please see the section of this prospectus entitled "How To Contact Us" for where to send your request for a Statement of Additional Information.

                 [LOGO] Prudential
                        Bring Your Challenges


                 The Prudential Insurance Company of America
                 751 Broad Street
                 Newark, NJ 07102-3777

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                                April 30, 2014


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS

The Prudential Premier Variable Annuity Bb Series/(SM)/ ("Bb Series"), annuity contract (the "Annuities" or the "Annuity") are individual variable annuity contract issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). The Annuity could be purchased by making an initial purchase payment of $1,000 or more. With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.


This Statement of Additional Information is not a prospectus and should be read in conjunction with the Bb Series prospectus dated April 30, 2014. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS

Company                                                                   2
Experts                                                                   2
Principal Underwriter                                                     2
Payments Made to Promote Sale of Our Products                             2
Determination of Accumulation Unit Values                                 4
Separate Account Financial Information                                   A1
Company Financial Information                                            B1

    Pruco Life Insurance Company                Prudential Annuity
        213 Washington Street                     Service Center
        Newark, NJ 07102-2992                      P.O. Box 7960
                                                   Philadelphia,
                                                Pennsylvania 19176
                                             Telephone: (888) PRU-2888

Prudential Premier Variable Annuity Bb Series/(SM)/ is a service mark of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2013 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER

Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance producers and agents, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.


With respect to all individual annuities issued by Pruco Life, PAD received commissions of $816,806,293, $1,125,057,236 and $1,075,327,764 in 2013, 2012,
and 2011, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to selling firms to pay to its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we and/or PAD may enter into marketing service agreements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We and/or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays to registered broker-dealers and firms which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm.

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm.

   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm.

Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2013) received payment with respect to annuity business during 2013 (or as to which a payment amount was accrued during 2013). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2013, the least amount paid, and greatest amount paid, were $6.09 and $8,190,573.05, respectively.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                               PREMIER BB SERIES
                         PRUCO LIFE INSURANCE COMPANY
                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.30%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.10439    $ 7.20298       42,369
    01/01/2009 to 12/31/2009.........  $ 7.20298    $ 8.84253       91,490
    01/01/2010 to 12/31/2010.........  $ 8.84253    $ 9.77347       42,393
    01/01/2011 to 12/31/2011.........  $ 9.77347    $ 9.39157       37,547
    01/01/2012 to 12/31/2012.........  $ 9.39157    $10.43599       30,682
    01/01/2013 to 12/31/2013.........  $10.43599    $11.32962        6,769
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08847    $ 7.30819       56,411
    01/01/2009 to 12/31/2009.........  $ 7.30819    $ 9.10472       32,785
    01/01/2010 to 12/31/2010.........  $ 9.10472    $10.21977       32,553
    01/01/2011 to 12/31/2011.........  $10.21977    $10.10008       37,226
    01/01/2012 to 12/31/2012.........  $10.10008    $11.33121       21,591
    01/01/2013 to 12/31/2013.........  $11.33121    $13.03783        5,208
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.14809    $ 7.04726        7,929
    01/01/2009 to 12/31/2009.........  $ 7.04726    $ 8.19333        6,526
    01/01/2010 to 12/31/2010.........  $ 8.19333    $ 9.20808        7,518
    01/01/2011 to 12/31/2011.........  $ 9.20808    $ 9.41467        6,264
    01/01/2012 to 05/04/2012.........  $ 9.41467    $10.24268            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08643    $ 7.42670       93,398
    01/01/2009 to 12/31/2009.........  $ 7.42670    $ 9.03939       90,979
    01/01/2010 to 12/31/2010.........  $ 9.03939    $10.02216       11,379
    01/01/2011 to 12/31/2011.........  $10.02216    $ 9.77339       10,863
    01/01/2012 to 12/31/2012.........  $ 9.77339    $10.85145       12,994
    01/01/2013 to 12/31/2013.........  $10.85145    $12.60267        6,128

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99894    $ 9.18990            0
    01/01/2012 to 12/31/2012.........  $ 9.18990    $10.15104            0
    01/01/2013 to 12/31/2013.........  $10.15104    $11.10824            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99894    $10.52684            0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99929    $ 9.42733            0
    01/01/2010 to 12/31/2010.........  $ 9.42733    $10.29055            0
    01/01/2011 to 12/31/2011.........  $10.29055    $11.13779            0
    01/01/2012 to 12/31/2012.........  $11.13779    $11.45262            0
    01/01/2013 to 12/31/2013.........  $11.45262    $11.22783            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99894    $12.09377      166,636
    01/01/2009 to 12/31/2009.........  $12.09377    $11.21615      193,423
    01/01/2010 to 12/31/2010.........  $11.21615    $12.31074      106,727
    01/01/2011 to 12/31/2011.........  $12.31074    $13.80307       56,605
    01/01/2012 to 12/31/2012.........  $13.80307    $14.40463       27,680
    01/01/2013 to 12/31/2013.........  $14.40463    $13.77289       18,044
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99894    $12.16291      221,272
    01/01/2009 to 12/31/2009.........  $12.16291    $11.08225      225,786
    01/01/2010 to 12/31/2010.........  $11.08225    $12.18296      154,755
    01/01/2011 to 12/31/2011.........  $12.18296    $13.94770       54,491
    01/01/2012 to 12/31/2012.........  $13.94770    $14.57520       11,994
    01/01/2013 to 12/31/2013.........  $14.57520    $13.69295       10,108
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99929    $ 8.83518        4,100
    01/01/2010 to 12/31/2010.........  $ 8.83518    $ 9.75485      207,599
    01/01/2011 to 12/31/2011.........  $ 9.75485    $11.42811       25,725
    01/01/2012 to 12/31/2012.........  $11.42811    $11.99415            0
    01/01/2013 to 12/31/2013.........  $11.99415    $11.06874            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99858    $11.06626      227,501
    01/01/2011 to 12/31/2011.........  $11.06626    $13.14210      143,792
    01/01/2012 to 12/31/2012.........  $13.14210    $13.85470       11,016
    01/01/2013 to 12/31/2013.........  $13.85470    $12.71942            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99894    $12.08351      238,101
    01/01/2012 to 12/31/2012.........  $12.08351    $12.62575      204,327
    01/01/2013 to 12/31/2013.........  $12.62575    $11.24906       43,080

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99859    $10.45376       62,418
    01/01/2013 to 12/31/2013.........  $10.45376    $ 9.26704      325,512
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99929    $ 8.79557       92,989
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12100    $ 6.97189       79,792
    01/01/2009 to 12/31/2009.........  $ 6.97189    $ 8.62574       96,982
    01/01/2010 to 12/31/2010.........  $ 8.62574    $ 9.65397       53,202
    01/01/2011 to 12/31/2011.........  $ 9.65397    $ 9.29898       55,767
    01/01/2012 to 12/31/2012.........  $ 9.29898    $10.43923       38,458
    01/01/2013 to 12/31/2013.........  $10.43923    $12.64262       17,040
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99894    $11.70015            0
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.37405    $ 6.63048            0
    01/01/2009 to 12/31/2009.........  $ 6.63048    $ 8.63524            0
    01/01/2010 to 12/31/2010.........  $ 8.63524    $10.97024          974
    01/01/2011 to 12/31/2011.........  $10.97024    $11.54327            0
    01/01/2012 to 12/31/2012.........  $11.54327    $13.14391            0
    01/01/2013 to 12/31/2013.........  $13.14391    $13.38165            0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $10.26336    $10.05061            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99894    $ 9.71401            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12639    $ 6.26046            0
    01/01/2009 to 12/31/2009.........  $ 6.26046    $ 8.19873        3,172
    01/01/2010 to 12/31/2010.........  $ 8.19873    $10.72760        4,850
    01/01/2011 to 12/31/2011.........  $10.72760    $ 9.20156        4,168
    01/01/2012 to 12/31/2012.........  $ 9.20156    $10.90673            0
    01/01/2013 to 12/31/2013.........  $10.90673    $15.16091            0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10371    $ 7.52556        7,197
    01/01/2009 to 12/31/2009.........  $ 7.52556    $ 9.00621       26,427
    01/01/2010 to 12/31/2010.........  $ 9.00621    $10.07518       15,713
    01/01/2011 to 12/31/2011.........  $10.07518    $ 9.70013       12,269
    01/01/2012 to 12/31/2012.........  $ 9.70013    $10.88116       12,464
    01/01/2013 to 12/31/2013.........  $10.88116    $12.80651        1,728

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.11777    $ 6.85749          379
    01/01/2009 to 12/31/2009.........  $ 6.85749    $ 8.38411          210
    01/01/2010 to 12/31/2010.........  $ 8.38411    $ 9.46532          218
    01/01/2011 to 12/31/2011.........  $ 9.46532    $ 9.20344          256
    01/01/2012 to 12/31/2012.........  $ 9.20344    $10.05149          255
    01/01/2013 to 12/31/2013.........  $10.05149    $11.38712            0
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99894    $ 7.48579          413
    01/01/2009 to 11/13/2009.........  $ 7.48579    $ 8.39963            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99894    $10.77544        9,045
    01/01/2013 to 12/31/2013.........  $10.77544    $13.24022        4,894
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99894    $10.84405            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17562    $ 6.12398            0
    01/01/2009 to 12/31/2009.........  $ 6.12398    $ 8.16733            0
    01/01/2010 to 12/31/2010.........  $ 8.16733    $ 9.69097            0
    01/01/2011 to 12/31/2011.........  $ 9.69097    $ 9.08469            0
    01/01/2012 to 12/31/2012.........  $ 9.08469    $11.37184            0
    01/01/2013 to 12/31/2013.........  $11.37184    $11.71397            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08794    $ 6.65118       10,333
    01/01/2009 to 12/31/2009.........  $ 6.65118    $ 9.80921        6,925
    01/01/2010 to 12/31/2010.........  $ 9.80921    $10.67947        9,638
    01/01/2011 to 12/31/2011.........  $10.67947    $10.12542        7,539
    01/01/2012 to 12/31/2012.........  $10.12542    $11.97092        3,591
    01/01/2013 to 12/31/2013.........  $11.97092    $15.33183        1,993
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.16584    $ 6.41698            0
    01/01/2009 to 12/31/2009.........  $ 6.41698    $ 7.55020        5,234
    01/01/2010 to 12/31/2010.........  $ 7.55020    $ 8.41375        3,282
    01/01/2011 to 12/31/2011.........  $ 8.41375    $ 7.84754        3,903
    01/01/2012 to 12/31/2012.........  $ 7.84754    $ 9.27032        1,389
    01/01/2013 to 12/31/2013.........  $ 9.27032    $12.22096          680

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.19125    $ 6.59238            0
    01/01/2009 to 12/31/2009.........  $ 6.59238    $10.22335        4,054
    01/01/2010 to 12/31/2010.........  $10.22335    $12.09301        5,020
    01/01/2011 to 12/31/2011.........  $12.09301    $11.58263        3,365
    01/01/2012 to 12/31/2012.........  $11.58263    $13.67656        1,036
    01/01/2013 to 12/31/2013.........  $13.67656    $17.84728        1,576
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08938    $ 7.63484       81,939
    01/01/2009 to 12/31/2009.........  $ 7.63484    $ 9.29920        1,901
    01/01/2010 to 12/31/2010.........  $ 9.29920    $10.24452        1,325
    01/01/2011 to 12/31/2011.........  $10.24452    $10.06197        2,859
    01/01/2012 to 12/31/2012.........  $10.06197    $10.93890        2,799
    01/01/2013 to 12/31/2013.........  $10.93890    $11.85897        1,224
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03382    $ 7.65252            0
    01/01/2009 to 12/31/2009.........  $ 7.65252    $ 9.58245        2,822
    01/01/2010 to 12/31/2010.........  $ 9.58245    $11.99146        4,401
    01/01/2011 to 12/31/2011.........  $11.99146    $11.99191        1,251
    01/01/2012 to 12/31/2012.........  $11.99191    $13.69521        1,423
    01/01/2013 to 12/31/2013.........  $13.69521    $18.76663        1,059
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.20727    $ 6.75418            0
    01/01/2009 to 12/31/2009.........  $ 6.75418    $ 7.88493            0
    01/01/2010 to 12/31/2010.........  $ 7.88493    $ 8.75220            0
    01/01/2011 to 12/31/2011.........  $ 8.75220    $ 8.59746            0
    01/01/2012 to 12/31/2012.........  $ 8.59746    $ 9.62444            0
    01/01/2013 to 12/31/2013.........  $ 9.62444    $12.79101            0
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.99894    $ 7.42367        2,642
    01/01/2009 to 12/31/2009.........  $ 7.42367    $ 9.93381        2,867
    01/01/2010 to 12/31/2010.........  $ 9.93381    $11.13015        1,392
    01/01/2011 to 12/31/2011.........  $11.13015    $11.33611        1,537
    01/01/2012 to 12/31/2012.........  $11.33611    $12.74319        1,459
    01/01/2013 to 12/31/2013.........  $12.74319    $13.48288          652
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.09807    $ 5.56317            0
    01/01/2009 to 12/31/2009.........  $ 5.56317    $ 7.42983       12,482
    01/01/2010 to 12/31/2010.........  $ 7.42983    $ 8.39779        7,591
    01/01/2011 to 12/31/2011.........  $ 8.39779    $ 7.21877        2,181
    01/01/2012 to 12/31/2012.........  $ 7.21877    $ 8.57742        2,824
    01/01/2013 to 12/31/2013.........  $ 8.57742    $10.08092        1,505

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.06551    $ 6.22962            0
    01/01/2009 to 12/31/2009.........  $ 6.22962    $ 8.02537       11,508
    01/01/2010 to 12/31/2010.........  $ 8.02537    $ 8.80034        6,995
    01/01/2011 to 12/31/2011.........  $ 8.80034    $ 7.59729        2,031
    01/01/2012 to 12/31/2012.........  $ 7.59729    $ 8.75042        2,630
    01/01/2013 to 12/31/2013.........  $ 8.75042    $10.31966        1,404
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99894    $10.76964      455,970
    01/01/2009 to 12/31/2009.........  $10.76964    $11.83321      129,907
    01/01/2010 to 12/31/2010.........  $11.83321    $12.94422       54,382
    01/01/2011 to 12/31/2011.........  $12.94422    $14.36852      180,107
    01/01/2012 to 12/31/2012.........  $14.36852    $15.51738       67,567
    01/01/2013 to 12/31/2013.........  $15.51738    $14.83081       26,516
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11189    $ 7.15757        1,938
    01/01/2009 to 12/31/2009.........  $ 7.15757    $ 8.94985        6,705
    01/01/2010 to 12/31/2010.........  $ 8.94985    $10.05574        5,987
    01/01/2011 to 12/31/2011.........  $10.05574    $ 9.87022        7,104
    01/01/2012 to 12/31/2012.........  $ 9.87022    $11.06691        7,989
    01/01/2013 to 12/31/2013.........  $11.06691    $12.70360        1,496
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08333    $ 6.42232        8,236
    01/01/2009 to 12/31/2009.........  $ 6.42232    $ 8.61481       10,496
    01/01/2010 to 12/31/2010.........  $ 8.61481    $ 9.11400        9,666
    01/01/2011 to 12/31/2011.........  $ 9.11400    $ 8.17393        8,268
    01/01/2012 to 12/31/2012.........  $ 8.17393    $ 9.83684        3,670
    01/01/2013 to 12/31/2013.........  $ 9.83684    $11.20224          944
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12816    $ 8.04051       14,529
    01/01/2009 to 12/31/2009.........  $ 8.04051    $ 9.68501       44,258
    01/01/2010 to 12/31/2010.........  $ 9.68501    $10.26045       42,572
    01/01/2011 to 12/31/2011.........  $10.26045    $10.15261       55,208
    01/01/2012 to 12/31/2012.........  $10.15261    $11.09649        9,955
    01/01/2013 to 12/31/2013.........  $11.09649    $12.16250        2,331
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08433    $10.29565            0
    01/01/2010 to 12/31/2010.........  $10.29565    $11.31363            0
    01/01/2011 to 12/31/2011.........  $11.31363    $11.24266            0
    01/01/2012 to 12/31/2012.........  $11.24266    $12.78372            0
    01/01/2013 to 12/31/2013.........  $12.78372    $17.22508            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14571    $10.30543            0
    01/01/2010 to 12/31/2010.........  $10.30543    $11.56937            0
    01/01/2011 to 12/31/2011.........  $11.56937    $10.75048            0
    01/01/2012 to 12/31/2012.........  $10.75048    $12.01682            0
    01/01/2013 to 12/31/2013.........  $12.01682    $15.59092            0
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.24678    $ 6.25411            0
    01/01/2009 to 12/31/2009.........  $ 6.25411    $ 7.37369       15,508
    01/01/2010 to 12/31/2010.........  $ 7.37369    $ 8.23695        9,367
    01/01/2011 to 12/31/2011.........  $ 8.23695    $ 7.79112        3,829
    01/01/2012 to 12/31/2012.........  $ 7.79112    $ 8.98982        4,409
    01/01/2013 to 12/31/2013.........  $ 8.98982    $12.41192        2,290
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.13317    $ 6.26305        3,560
    01/01/2009 to 12/31/2009.........  $ 6.26305    $ 8.02264       11,982
    01/01/2010 to 12/31/2010.........  $ 8.02264    $ 9.48403        7,090
    01/01/2011 to 12/31/2011.........  $ 9.48403    $ 9.27693        2,384
    01/01/2012 to 12/31/2012.........  $ 9.27693    $10.28104        2,960
    01/01/2013 to 12/31/2013.........  $10.28104    $13.86484        1,573
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.01659    $ 7.75694            0
    01/01/2009 to 12/31/2009.........  $ 7.75694    $10.30711        8,745
    01/01/2010 to 12/31/2010.........  $10.30711    $11.53974        2,680
    01/01/2011 to 12/31/2011.........  $11.53974    $12.55043        4,299
    01/01/2012 to 12/31/2012.........  $12.55043    $13.12389            0
    01/01/2013 to 12/31/2013.........  $13.12389    $12.69635            0
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.11112    $ 7.21708        9,076
    01/01/2009 to 12/31/2009.........  $ 7.21708    $ 9.36927       13,811
    01/01/2010 to 12/31/2010.........  $ 9.36927    $10.36325        8,688
    01/01/2011 to 12/31/2011.........  $10.36325    $ 9.90992        8,766
    01/01/2012 to 12/31/2012.........  $ 9.90992    $12.04032        5,013
    01/01/2013 to 12/31/2013.........  $12.04032    $15.17025        2,240
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.13173    $ 6.96848            0
    01/01/2009 to 12/31/2009.........  $ 6.96848    $ 8.55087        5,627
    01/01/2010 to 12/31/2010.........  $ 8.55087    $ 9.52023        3,283
    01/01/2011 to 12/31/2011.........  $ 9.52023    $ 9.34224        3,169
    01/01/2012 to 12/31/2012.........  $ 9.34224    $10.79785            0
    01/01/2013 to 12/31/2013.........  $10.79785    $14.57196            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99894    $10.21092            0
    01/01/2013 to 12/31/2013.........  $10.21092    $13.55792            0
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23704    $ 6.75166            0
    01/01/2009 to 12/31/2009.........  $ 6.75166    $ 9.25678       11,367
    01/01/2010 to 12/31/2010.........  $ 9.25678    $11.29533        6,840
    01/01/2011 to 12/31/2011.........  $11.29533    $10.76575        3,068
    01/01/2012 to 12/31/2012.........  $10.76575    $12.58399        2,685
    01/01/2013 to 12/31/2013.........  $12.58399    $16.44937        1,414
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.99999    $10.09598      101,102
    01/01/2009 to 12/31/2009.........  $10.09598    $ 9.99076       23,106
    01/01/2010 to 12/31/2010.........  $ 9.99076    $ 9.86491       32,689
    01/01/2011 to 12/31/2011.........  $ 9.86491    $ 9.74087       19,960
    01/01/2012 to 12/31/2012.........  $ 9.74087    $ 9.61632        2,224
    01/01/2013 to 12/31/2013.........  $ 9.61632    $ 9.49253          543
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18499    $ 6.39885        1,599
    01/01/2009 to 12/31/2009.........  $ 6.39885    $ 8.88414        2,159
    01/01/2010 to 12/31/2010.........  $ 8.88414    $10.82540        1,354
    01/01/2011 to 12/31/2011.........  $10.82540    $10.42108          974
    01/01/2012 to 12/31/2012.........  $10.42108    $12.04930        1,105
    01/01/2013 to 12/31/2013.........  $12.04930    $16.89141            0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02885    $10.07723            0
    01/01/2012 to 12/31/2012.........  $10.07723    $10.43244            0
    01/01/2013 to 12/31/2013.........  $10.43244    $10.00671            0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12623    $ 6.43407        1,803
    01/01/2009 to 12/31/2009.........  $ 6.43407    $ 8.24353        9,297
    01/01/2010 to 12/31/2010.........  $ 8.24353    $10.47140        8,524
    01/01/2011 to 12/31/2011.........  $10.47140    $10.51151        9,944
    01/01/2012 to 12/31/2012.........  $10.51151    $11.66136        4,357
    01/01/2013 to 12/31/2013.........  $11.66136    $15.26568        2,261
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.06374    $ 6.57251            0
    01/01/2009 to 12/31/2009.........  $ 6.57251    $ 7.95208            0
    01/01/2010 to 12/31/2010.........  $ 7.95208    $ 9.44104            0
    01/01/2011 to 04/29/2011.........  $ 9.44104    $10.60247            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99894    $10.34979        1,715
    01/01/2013 to 12/31/2013.........  $10.34979    $12.14939            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10168    $ 5.58342        1,985
    01/01/2009 to 12/31/2009.........  $ 5.58342    $ 9.17787        5,518
    01/01/2010 to 12/31/2010.........  $ 9.17787    $11.07776        5,107
    01/01/2011 to 12/31/2011.........  $11.07776    $ 8.71893        3,815
    01/01/2012 to 12/31/2012.........  $ 8.71893    $10.15007        2,902
    01/01/2013 to 12/31/2013.........  $10.15007    $10.04205          490
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.00750    $ 9.71676          199
    01/01/2009 to 12/31/2009.........  $ 9.71676    $10.57328        1,182
    01/01/2010 to 12/31/2010.........  $10.57328    $10.84447          633
    01/01/2011 to 12/31/2011.........  $10.84447    $10.94615       26,092
    01/01/2012 to 12/31/2012.........  $10.94615    $11.31268       14,938
    01/01/2013 to 12/31/2013.........  $11.31268    $10.92465          281
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.01506    $ 9.41587        8,284
    01/01/2009 to 12/31/2009.........  $ 9.41587    $10.83111       22,887
    01/01/2010 to 12/31/2010.........  $10.83111    $11.51730       12,005
    01/01/2011 to 12/31/2011.........  $11.51730    $11.73093       10,560
    01/01/2012 to 12/31/2012.........  $11.73093    $12.65976       19,536
    01/01/2013 to 12/31/2013.........  $12.65976    $12.26767        3,000
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.06002    $ 8.17030       31,043
    01/01/2009 to 12/31/2009.........  $ 8.17030    $ 9.68149       28,049
    01/01/2010 to 12/31/2010.........  $ 9.68149    $10.56759       12,741
    01/01/2011 to 12/31/2011.........  $10.56759    $10.53603       14,786
    01/01/2012 to 12/31/2012.........  $10.53603    $11.47969       12,317
    01/01/2013 to 12/31/2013.........  $11.47969    $12.37623        3,544
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01886    $10.07711            0
    01/01/2012 to 12/31/2012.........  $10.07711    $10.65490            0
    01/01/2013 to 12/31/2013.........  $10.65490    $10.27485            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.15577    $ 6.37685            0
    01/01/2009 to 12/31/2009.........  $ 6.37685    $ 7.93025       13,836
    01/01/2010 to 12/31/2010.........  $ 7.93025    $ 9.31741        6,813
    01/01/2011 to 12/31/2011.........  $ 9.31741    $ 8.62634        7,553
    01/01/2012 to 12/31/2012.........  $ 8.62634    $ 9.61580        7,496
    01/01/2013 to 12/31/2013.........  $ 9.61580    $11.10850        4,000

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.17636    $ 6.68980            0
    01/01/2009 to 12/31/2009.........  $ 6.68980    $ 8.04510            0
    01/01/2010 to 12/31/2010.........  $ 8.04510    $ 9.13702            0
    01/01/2011 to 12/31/2011.........  $ 9.13702    $ 9.33177            0
    01/01/2012 to 12/31/2012.........  $ 9.33177    $10.94418            0
    01/01/2013 to 12/31/2013.........  $10.94418    $14.30717            0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99894    $ 8.92217            0
    01/01/2012 to 12/31/2012.........  $ 8.92217    $ 9.96636            0
    01/01/2013 to 12/31/2013.........  $ 9.96636    $12.04203            0
 AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08120    $ 7.36495          621
    01/01/2009 to 12/31/2009.........  $ 7.36495    $ 8.97091        1,814
    01/01/2010 to 12/31/2010.........  $ 8.97091    $ 9.91122          940
    01/01/2011 to 12/31/2011.........  $ 9.91122    $ 9.60638        1,752
    01/01/2012 to 12/31/2012.........  $ 9.60638    $10.45801        2,109
    01/01/2013 to 12/31/2013.........  $10.45801    $11.60799        1,175
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09938    $ 6.71438       53,682
    01/01/2009 to 12/31/2009.........  $ 6.71438    $ 8.40792       72,175
    01/01/2010 to 12/31/2010.........  $ 8.40792    $ 9.49048       42,784
    01/01/2011 to 12/31/2011.........  $ 9.49048    $ 9.14505       47,121
    01/01/2012 to 12/31/2012.........  $ 9.14505    $10.46321       11,505
    01/01/2013 to 12/31/2013.........  $10.46321    $12.19441        5,053
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08245    $ 7.35331        5,986
    01/01/2009 to 12/31/2009.........  $ 7.35331    $ 9.24887        6,024
    01/01/2010 to 12/31/2010.........  $ 9.24887    $10.20869        2,280
    01/01/2011 to 12/31/2011.........  $10.20869    $ 9.73713        4,616
    01/01/2012 to 12/31/2012.........  $ 9.73713    $10.68267        4,988
    01/01/2013 to 12/31/2013.........  $10.68267    $12.06419        2,364
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18998    $ 7.28972            0
    01/01/2009 to 12/31/2009.........  $ 7.28972    $ 9.63618        6,860
    01/01/2010 to 12/31/2010.........  $ 9.63618    $12.97671        4,168
    01/01/2011 to 12/31/2011.........  $12.97671    $12.68487        1,221
    01/01/2012 to 12/31/2012.........  $12.68487    $14.04669        1,579
    01/01/2013 to 12/31/2013.........  $14.04669    $18.74373          846

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23240    $ 7.62509            0
    01/01/2009 to 12/31/2009.........  $ 7.62509    $ 9.55967        9,411
    01/01/2010 to 12/31/2010.........  $ 9.55967    $11.89013        5,677
    01/01/2011 to 12/31/2011.........  $11.89013    $11.03624        2,237
    01/01/2012 to 12/31/2012.........  $11.03624    $12.87293        1,886
    01/01/2013 to 12/31/2013.........  $12.87293    $17.46065        1,015
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.09859    $ 7.74163       24,033
    01/01/2009 to 12/31/2009.........  $ 7.74163    $ 9.48714       33,393
    01/01/2010 to 12/31/2010.........  $ 9.48714    $10.44562       24,297
    01/01/2011 to 12/31/2011.........  $10.44562    $10.51628       24,990
    01/01/2012 to 12/31/2012.........  $10.51628    $11.78230       24,950
    01/01/2013 to 12/31/2013.........  $11.78230    $13.58896        8,089
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.24327    $ 6.29814            0
    01/01/2009 to 12/31/2009.........  $ 6.29814    $ 7.69684       17,035
    01/01/2010 to 12/31/2010.........  $ 7.69684    $ 8.60439       10,422
    01/01/2011 to 12/31/2011.........  $ 8.60439    $ 8.35484        2,809
    01/01/2012 to 12/31/2012.........  $ 8.35484    $ 9.67022        3,724
    01/01/2013 to 12/31/2013.........  $ 9.67022    $12.37990        2,004
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.10491    $ 6.64158        3,438
    01/01/2009 to 12/31/2009.........  $ 6.64158    $10.05576       19,708
    01/01/2010 to 12/31/2010.........  $10.05576    $11.49618       13,334
    01/01/2011 to 12/31/2011.........  $11.49618    $11.15642        8,474
    01/01/2012 to 12/31/2012.........  $11.15642    $12.94950       11,475
    01/01/2013 to 12/31/2013.........  $12.94950    $18.41140        5,357
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18510    $ 5.58255            0
    01/01/2009 to 12/31/2009.........  $ 5.58255    $ 8.23044        4,005
    01/01/2010 to 12/31/2010.........  $ 8.23044    $ 9.78665        2,336
    01/01/2011 to 12/31/2011.........  $ 9.78665    $ 8.21992        2,255
    01/01/2012 to 12/31/2012.........  $ 8.21992    $ 8.40779            0
    01/01/2013 to 12/31/2013.........  $ 8.40779    $ 9.57650            0
 AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.03856    $ 9.44110        1,577
    01/01/2009 to 12/31/2009.........  $ 9.44110    $10.44910        1,711
    01/01/2010 to 12/31/2010.........  $10.44910    $10.90749          831
    01/01/2011 to 12/31/2011.........  $10.90749    $11.21175          918
    01/01/2012 to 12/31/2012.........  $11.21175    $11.64614          871
    01/01/2013 to 12/31/2013.........  $11.64614    $11.06508          389

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.14066    $ 6.35952       14,291
    01/01/2009 to 12/31/2009.........  $ 6.35952    $ 8.06289       10,268
    01/01/2010 to 12/31/2010.........  $ 8.06289    $ 9.12442        7,330
    01/01/2011 to 12/31/2011.........  $ 9.12442    $ 8.69622       11,451
    01/01/2012 to 12/31/2012.........  $ 8.69622    $ 9.52944       13,450
    01/01/2013 to 12/31/2013.........  $ 9.52944    $11.33589        6,916
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.00869    $ 9.12808        4,279
    01/01/2009 to 12/31/2009.........  $ 9.12808    $10.05881        4,644
    01/01/2010 to 12/31/2010.........  $10.05881    $10.70403        2,256
    01/01/2011 to 12/31/2011.........  $10.70403    $11.20336        2,490
    01/01/2012 to 12/31/2012.........  $11.20336    $11.92793        2,364
    01/01/2013 to 12/31/2013.........  $11.92793    $11.59912        1,056
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07821    $ 6.65948        6,169
    01/01/2009 to 12/31/2009.........  $ 6.65948    $ 8.55057       36,686
    01/01/2010 to 12/31/2010.........  $ 8.55057    $ 9.30519       12,554
    01/01/2011 to 12/31/2011.........  $ 9.30519    $ 9.03247       13,052
    01/01/2012 to 09/21/2012.........  $ 9.03247    $10.14668            0



* Denotes the start date of these sub-accounts

                               PREMIER BB SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
           (1.45%) OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (1.45%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06605    $10.29884            0
    01/01/2008 to 12/31/2008.........  $10.29884    $ 6.92031        7,345
    01/01/2009 to 12/31/2009.........  $ 6.92031    $ 8.48293       20,013
    01/01/2010 to 12/31/2010.........  $ 8.48293    $ 9.36209       19,532
    01/01/2011 to 12/31/2011.........  $ 9.36209    $ 8.98306       15,459
    01/01/2012 to 12/31/2012.........  $ 8.98306    $ 9.96722       17,005
    01/01/2013 to 12/31/2013.........  $ 9.96722    $10.80469       16,820
 AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.05143    $10.39752            0
    01/01/2008 to 12/31/2008.........  $10.39752    $ 7.19429        1,907
    01/01/2009 to 12/31/2009.........  $ 7.19429    $ 8.94949        3,791
    01/01/2010 to 12/31/2010.........  $ 8.94949    $10.03073        4,418
    01/01/2011 to 12/31/2011.........  $10.03073    $ 9.89859          265
    01/01/2012 to 12/31/2012.........  $ 9.89859    $11.08880        6,866
    01/01/2013 to 12/31/2013.........  $11.08880    $12.74008       12,958
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.12180    $ 9.63472            0
    01/01/2008 to 12/31/2008.........  $ 9.63472    $ 6.19723            0
    01/01/2009 to 12/31/2009.........  $ 6.19723    $ 7.19440            0
    01/01/2010 to 12/31/2010.........  $ 7.19440    $ 8.07352          375
    01/01/2011 to 12/31/2011.........  $ 8.07352    $ 8.24244          322
    01/01/2012 to 05/04/2012.........  $ 8.24244    $ 8.96281            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06697    $10.32504            0
    01/01/2008 to 12/31/2008.........  $10.32504    $ 7.25636            0
    01/01/2009 to 12/31/2009.........  $ 7.25636    $ 8.81895        6,533
    01/01/2010 to 12/31/2010.........  $ 8.81895    $ 9.76337        6,436
    01/01/2011 to 12/31/2011.........  $ 9.76337    $ 9.50706        4,808
    01/01/2012 to 12/31/2012.........  $ 9.50706    $10.54016        5,331
    01/01/2013 to 12/31/2013.........  $10.54016    $12.22301        6,011

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99882    $ 9.18077            0
    01/01/2012 to 12/31/2012.........  $ 9.18077    $10.12587            0
    01/01/2013 to 12/31/2013.........  $10.12587    $11.06443            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99882    $10.51619            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08941    $10.28805            0
    01/01/2008 to 12/31/2008.........  $10.28805    $ 6.59783        8,995
    01/01/2009 to 12/31/2009.........  $ 6.59783    $ 8.15083       13,557
    01/01/2010 to 12/31/2010.........  $ 8.15083    $ 9.10900       12,504
    01/01/2011 to 12/31/2011.........  $ 9.10900    $ 8.76109        8,534
    01/01/2012 to 12/31/2012.........  $ 8.76109    $ 9.82079       10,273
    01/01/2013 to 12/31/2013.........  $ 9.82079    $11.87593       10,842
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99882    $11.68540            0
 AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.13635    $ 8.82166            0
    01/01/2008 to 12/31/2008.........  $ 8.82166    $ 5.64758            0
    01/01/2009 to 12/31/2009.........  $ 5.64758    $ 7.34437            0
    01/01/2010 to 12/31/2010.........  $ 7.34437    $ 9.31659            0
    01/01/2011 to 12/31/2011.........  $ 9.31659    $ 9.78880            0
    01/01/2012 to 12/31/2012.........  $ 9.78880    $11.12971            0
    01/01/2013 to 12/31/2013.........  $11.12971    $11.31441            0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07130    $ 8.91274            0
    01/01/2008 to 07/18/2008.........  $ 8.91274    $ 8.17615            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99882    $ 9.70424            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08699    $10.23905            0
    01/01/2008 to 12/31/2008.........  $10.23905    $ 5.64256            0
    01/01/2009 to 12/31/2009.........  $ 5.64256    $ 7.37852            0
    01/01/2010 to 12/31/2010.........  $ 7.37852    $ 9.64021            0
    01/01/2011 to 12/31/2011.........  $ 9.64021    $ 8.25662          309
    01/01/2012 to 12/31/2012.........  $ 8.25662    $ 9.77213          315
    01/01/2013 to 12/31/2013.........  $ 9.77213    $13.56363          275

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10367    $ 7.51815            0
    01/01/2009 to 12/31/2009.........  $ 7.51815    $ 8.98396            0
    01/01/2010 to 12/31/2010.........  $ 8.98396    $10.03546            0
    01/01/2011 to 12/31/2011.........  $10.03546    $ 9.64768            0
    01/01/2012 to 12/31/2012.........  $ 9.64768    $10.80641            0
    01/01/2013 to 12/31/2013.........  $10.80641    $12.69962            0
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.05119    $10.18603            0
    01/01/2008 to 12/31/2008.........  $10.18603    $ 6.57782        4,559
    01/01/2009 to 12/31/2009.........  $ 6.57782    $ 8.03026       44,280
    01/01/2010 to 12/31/2010.........  $ 8.03026    $ 9.05242       37,967
    01/01/2011 to 12/31/2011.........  $ 9.05242    $ 8.78893       23,714
    01/01/2012 to 12/31/2012.........  $ 8.78893    $ 9.58449       24,781
    01/01/2013 to 12/31/2013.........  $ 9.58449    $10.84192       30,805
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99882    $ 7.48075            0
    01/01/2009 to 11/13/2009.........  $ 7.48075    $ 8.38324            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99882    $10.76447       14,583
    01/01/2013 to 12/31/2013.........  $10.76447    $13.20735       14,802
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99882    $10.83312            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17550    $ 6.11981            0
    01/01/2009 to 12/31/2009.........  $ 6.11981    $ 8.14959            0
    01/01/2010 to 12/31/2010.........  $ 8.14959    $ 9.65569          313
    01/01/2011 to 12/31/2011.........  $ 9.65569    $ 9.03826          284
    01/01/2012 to 12/31/2012.........  $ 9.03826    $11.29693          284
    01/01/2013 to 12/31/2013.........  $11.29693    $11.61955          281
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.14202    $10.20844            0
    01/01/2008 to 12/31/2008.........  $10.20844    $ 6.01030            0
    01/01/2009 to 12/31/2009.........  $ 6.01030    $ 8.85096            0
    01/01/2010 to 12/31/2010.........  $ 8.85096    $ 9.62211            0
    01/01/2011 to 12/31/2011.........  $ 9.62211    $ 9.10934            0
    01/01/2012 to 12/31/2012.........  $ 9.10934    $10.75359            0
    01/01/2013 to 12/31/2013.........  $10.75359    $13.75226            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09226    $10.01835           0
    01/01/2008 to 12/31/2008.........  $10.01835    $ 5.85686           0
    01/01/2009 to 12/31/2009.........  $ 5.85686    $ 6.88090           0
    01/01/2010 to 12/31/2010.........  $ 6.88090    $ 7.65653           0
    01/01/2011 to 12/31/2011.........  $ 7.65653    $ 7.13069           0
    01/01/2012 to 12/31/2012.........  $ 7.13069    $ 8.41103           0
    01/01/2013 to 12/31/2013.........  $ 8.41103    $11.07172           0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15604    $10.21339           0
    01/01/2008 to 12/31/2008.........  $10.21339    $ 5.96055           0
    01/01/2009 to 12/31/2009.........  $ 5.96055    $ 9.22992           0
    01/01/2010 to 12/31/2010.........  $ 9.22992    $10.90173           0
    01/01/2011 to 12/31/2011.........  $10.90173    $10.42623           0
    01/01/2012 to 12/31/2012.........  $10.42623    $12.29284           0
    01/01/2013 to 12/31/2013.........  $12.29284    $16.01791           0
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08934    $ 7.62724           0
    01/01/2009 to 12/31/2009.........  $ 7.62724    $ 9.27629           0
    01/01/2010 to 12/31/2010.........  $ 9.27629    $10.20417           0
    01/01/2011 to 12/31/2011.........  $10.20417    $10.00753           0
    01/01/2012 to 12/31/2012.........  $10.00753    $10.86353           0
    01/01/2013 to 12/31/2013.........  $10.86353    $11.75988       3,570
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03370    $ 7.64731           0
    01/01/2009 to 12/31/2009.........  $ 7.64731    $ 9.56186           0
    01/01/2010 to 12/31/2010.........  $ 9.56186    $11.94804           0
    01/01/2011 to 12/31/2011.........  $11.94804    $11.93074           0
    01/01/2012 to 12/31/2012.........  $11.93074    $13.60523           0
    01/01/2013 to 12/31/2013.........  $13.60523    $18.61576           0
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.11279    $ 9.75980           0
    01/01/2008 to 12/31/2008.........  $ 9.75980    $ 6.03180           0
    01/01/2009 to 12/31/2009.........  $ 6.03180    $ 7.03129           0
    01/01/2010 to 12/31/2010.........  $ 7.03129    $ 7.79321           0
    01/01/2011 to 12/31/2011.........  $ 7.79321    $ 7.64417           0
    01/01/2012 to 12/31/2012.........  $ 7.64417    $ 8.54453           0
    01/01/2013 to 12/31/2013.........  $ 8.54453    $11.33899           0
 AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.02220    $10.19891           0
    01/01/2008 to 12/31/2008.........  $10.19891    $ 7.48515           0
    01/01/2009 to 12/31/2009.........  $ 7.48515    $10.00131         288
    01/01/2010 to 12/31/2010.........  $10.00131    $11.18927           0
    01/01/2011 to 12/31/2011.........  $11.18927    $11.37958           0
    01/01/2012 to 12/31/2012.........  $11.37958    $12.77314           0
    01/01/2013 to 12/31/2013.........  $12.77314    $13.49458           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07616    $10.88763            0
    01/01/2008 to 12/31/2008.........  $10.88763    $ 5.34102            0
    01/01/2009 to 12/31/2009.........  $ 5.34102    $ 7.12250            0
    01/01/2010 to 12/31/2010.........  $ 7.12250    $ 8.03865            0
    01/01/2011 to 12/31/2011.........  $ 8.03865    $ 6.89985            0
    01/01/2012 to 12/31/2012.........  $ 6.89985    $ 8.18629            0
    01/01/2013 to 12/31/2013.........  $ 8.18629    $ 9.60703            0
 AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07757    $10.28292            0
    01/01/2008 to 12/31/2008.........  $10.28292    $ 5.67570            0
    01/01/2009 to 12/31/2009.........  $ 5.67570    $ 7.30087            0
    01/01/2010 to 12/31/2010.........  $ 7.30087    $ 7.99406            0
    01/01/2011 to 12/31/2011.........  $ 7.99406    $ 6.89106            0
    01/01/2012 to 12/31/2012.........  $ 6.89106    $ 7.92523            0
    01/01/2013 to 12/31/2013.........  $ 7.92523    $ 9.33267            0
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99882    $10.75490       62,309
    01/01/2009 to 12/31/2009.........  $10.75490    $11.79957        2,680
    01/01/2010 to 12/31/2010.........  $11.79957    $12.88832           16
    01/01/2011 to 12/31/2011.........  $12.88832    $14.28535       23,767
    01/01/2012 to 12/31/2012.........  $14.28535    $15.40481       15,868
    01/01/2013 to 12/31/2013.........  $15.40481    $14.70138        3,032
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11185    $ 7.15044            0
    01/01/2009 to 12/31/2009.........  $ 7.15044    $ 8.92777            0
    01/01/2010 to 12/31/2010.........  $ 8.92777    $10.01618            0
    01/01/2011 to 12/31/2011.........  $10.01618    $ 9.81691            0
    01/01/2012 to 12/31/2012.........  $ 9.81691    $10.99084            0
    01/01/2013 to 12/31/2013.........  $10.99084    $12.59764            0
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07209    $10.29605            0
    01/01/2008 to 12/31/2008.........  $10.29605    $ 5.94912            0
    01/01/2009 to 12/31/2009.........  $ 5.94912    $ 7.96823            0
    01/01/2010 to 12/31/2010.........  $ 7.96823    $ 8.41747            0
    01/01/2011 to 12/31/2011.........  $ 8.41747    $ 7.53806            0
    01/01/2012 to 12/31/2012.........  $ 7.53806    $ 9.05805            0
    01/01/2013 to 12/31/2013.........  $ 9.05805    $10.30009            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.04744    $ 9.66222          0
    01/01/2008 to 12/31/2008.........  $ 9.66222    $ 7.84633          0
    01/01/2009 to 12/31/2009.........  $ 7.84633    $ 9.43725          0
    01/01/2010 to 12/31/2010.........  $ 9.43725    $ 9.98324        303
    01/01/2011 to 12/31/2011.........  $ 9.98324    $ 9.86367        265
    01/01/2012 to 12/31/2012.........  $ 9.86367    $10.76475        290
    01/01/2013 to 12/31/2013.........  $10.76475    $11.78152        291
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08421    $10.29364          0
    01/01/2010 to 12/31/2010.........  $10.29364    $11.29477        268
    01/01/2011 to 12/31/2011.........  $11.29477    $11.20724        226
    01/01/2012 to 12/31/2012.........  $11.20724    $12.72450        246
    01/01/2013 to 12/31/2013.........  $12.72450    $17.12000        210
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14559    $10.30343          0
    01/01/2010 to 12/31/2010.........  $10.30343    $11.55004        262
    01/01/2011 to 12/31/2011.........  $11.55004    $10.71663        241
    01/01/2012 to 12/31/2012.........  $10.71663    $11.96121        263
    01/01/2013 to 12/31/2013.........  $11.96121    $15.49594        226
 AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09138    $ 9.52253          0
    01/01/2008 to 12/31/2008.........  $ 9.52253    $ 5.49196          0
    01/01/2009 to 12/31/2009.........  $ 5.49196    $ 6.46539          0
    01/01/2010 to 12/31/2010.........  $ 6.46539    $ 7.21162          0
    01/01/2011 to 12/31/2011.........  $ 7.21162    $ 6.81122          0
    01/01/2012 to 12/31/2012.........  $ 6.81122    $ 7.84749          0
    01/01/2013 to 12/31/2013.........  $ 7.84749    $10.81868          0
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.12109    $10.63036          0
    01/01/2008 to 12/31/2008.........  $10.63036    $ 5.90344          0
    01/01/2009 to 12/31/2009.........  $ 5.90344    $ 7.55074          0
    01/01/2010 to 12/31/2010.........  $ 7.55074    $ 8.91287          0
    01/01/2011 to 12/31/2011.........  $ 8.91287    $ 8.70535          0
    01/01/2012 to 12/31/2012.........  $ 8.70535    $ 9.63330          0
    01/01/2013 to 12/31/2013.........  $ 9.63330    $12.97216          0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.02324    $10.19109          0
    01/01/2008 to 12/31/2008.........  $10.19109    $ 7.70952          0
    01/01/2009 to 12/31/2009.........  $ 7.70952    $10.22891        564
    01/01/2010 to 12/31/2010.........  $10.22891    $11.43528        265
    01/01/2011 to 12/31/2011.........  $11.43528    $12.41847        214
    01/01/2012 to 12/31/2012.........  $12.41847    $12.96660        237
    01/01/2013 to 12/31/2013.........  $12.96660    $12.52564        268

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06315    $10.28869         0
    01/01/2008 to 12/31/2008.........  $10.28869    $ 6.69443         0
    01/01/2009 to 12/31/2009.........  $ 6.69443    $ 8.67775         0
    01/01/2010 to 12/31/2010.........  $ 8.67775    $ 9.58414         0
    01/01/2011 to 12/31/2011.........  $ 9.58414    $ 9.15137         0
    01/01/2012 to 12/31/2012.........  $ 9.15137    $11.10221         0
    01/01/2013 to 12/31/2013.........  $11.10221    $13.96776         0
 AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.11665    $10.63174         0
    01/01/2008 to 12/31/2008.........  $10.63174    $ 6.67526         0
    01/01/2009 to 12/31/2009.........  $ 6.67526    $ 8.17908         0
    01/01/2010 to 12/31/2010.........  $ 8.17908    $ 9.09295         0
    01/01/2011 to 12/31/2011.........  $ 9.09295    $ 8.90984         0
    01/01/2012 to 12/31/2012.........  $ 8.90984    $10.28282         0
    01/01/2013 to 12/31/2013.........  $10.28282    $13.85645         0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99882    $10.20527         0
    01/01/2013 to 12/31/2013.........  $10.20527    $13.53029         0
 AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.10883    $ 9.75817         0
    01/01/2008 to 12/31/2008.........  $ 9.75817    $ 5.95152         0
    01/01/2009 to 12/31/2009.........  $ 5.95152    $ 8.14768         0
    01/01/2010 to 12/31/2010.........  $ 8.14768    $ 9.92733         0
    01/01/2011 to 12/31/2011.........  $ 9.92733    $ 9.44800         0
    01/01/2012 to 12/31/2012.........  $ 9.44800    $11.02744         0
    01/01/2013 to 12/31/2013.........  $11.02744    $14.39334         0
 AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99978    $10.10576         0
    01/01/2008 to 12/31/2008.........  $10.10576    $10.21118         0
    01/01/2009 to 12/31/2009.........  $10.21118    $10.09012         0
    01/01/2010 to 12/31/2010.........  $10.09012    $ 9.94829         0
    01/01/2011 to 12/31/2011.........  $ 9.94829    $ 9.80857         0
    01/01/2012 to 12/31/2012.........  $ 9.80857    $ 9.66900         0
    01/01/2013 to 12/31/2013.........  $ 9.66900    $ 9.53055         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15094    $10.11092         0
    01/01/2008 to 12/31/2008.........  $10.11092    $ 5.75471         0
    01/01/2009 to 12/31/2009.........  $ 5.75471    $ 7.97806         0
    01/01/2010 to 12/31/2010.........  $ 7.97806    $ 9.70711         0
    01/01/2011 to 12/31/2011.........  $ 9.70711    $ 9.33083         0
    01/01/2012 to 12/31/2012.........  $ 9.33083    $10.77264         0
    01/01/2013 to 12/31/2013.........  $10.77264    $15.07934         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02873    $10.07465           0
    01/01/2012 to 12/31/2012.........  $10.07465    $10.41438           0
    01/01/2013 to 12/31/2013.........  $10.41438    $ 9.97470           0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15127    $10.37611           0
    01/01/2008 to 12/31/2008.........  $10.37611    $ 5.81109           0
    01/01/2009 to 12/31/2009.........  $ 5.81109    $ 7.43429           0
    01/01/2010 to 12/31/2010.........  $ 7.43429    $ 9.42952         321
    01/01/2011 to 12/31/2011.........  $ 9.42952    $ 9.45166         269
    01/01/2012 to 12/31/2012.........  $ 9.45166    $10.46998         298
    01/01/2013 to 12/31/2013.........  $10.46998    $13.68593         256
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15164    $10.89740           0
    01/01/2008 to 12/31/2008.........  $10.89740    $ 6.17218           0
    01/01/2009 to 12/31/2009.........  $ 6.17218    $ 7.45664           0
    01/01/2010 to 12/31/2010.........  $ 7.45664    $ 8.83969         342
    01/01/2011 to 04/29/2011.........  $ 8.83969    $ 9.92231           0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99882    $10.33938         303
    01/01/2013 to 12/31/2013.........  $10.33938    $12.11929         285
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10156    $ 5.57966           0
    01/01/2009 to 12/31/2009.........  $ 5.57966    $ 9.15819           0
    01/01/2010 to 12/31/2010.........  $ 9.15819    $11.03759         274
    01/01/2011 to 12/31/2011.........  $11.03759    $ 8.67448         285
    01/01/2012 to 12/31/2012.........  $ 8.67448    $10.08338         321
    01/01/2013 to 12/31/2013.........  $10.08338    $ 9.96140         335
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99842    $10.30605           0
    01/01/2008 to 12/31/2008.........  $10.30605    $10.27203           0
    01/01/2009 to 12/31/2009.........  $10.27203    $11.16104         499
    01/01/2010 to 12/31/2010.........  $11.16104    $11.43040          53
    01/01/2011 to 12/31/2011.........  $11.43040    $11.52052          46
    01/01/2012 to 12/31/2012.........  $11.52052    $11.88882          52
    01/01/2013 to 12/31/2013.........  $11.88882    $11.46399          58
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99842    $10.49431           0
    01/01/2008 to 12/31/2008.........  $10.49431    $10.11063           0
    01/01/2009 to 12/31/2009.........  $10.11063    $11.61306       1,440
    01/01/2010 to 12/31/2010.........  $11.61306    $12.33061         491
    01/01/2011 to 12/31/2011.........  $12.33061    $12.54083         422
    01/01/2012 to 12/31/2012.........  $12.54083    $13.51375         457
    01/01/2013 to 12/31/2013.........  $13.51375    $13.07592         511

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.03376    $10.37058            0
    01/01/2008 to 12/31/2008.........  $10.37058    $ 8.23042       11,895
    01/01/2009 to 12/31/2009.........  $ 8.23042    $ 9.73831       15,811
    01/01/2010 to 12/31/2010.........  $ 9.73831    $10.61391       17,350
    01/01/2011 to 12/31/2011.........  $10.61391    $10.56663       33,713
    01/01/2012 to 12/31/2012.........  $10.56663    $11.49601        8,621
    01/01/2013 to 12/31/2013.........  $11.49601    $12.37558        7,282
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01874    $10.07457            0
    01/01/2012 to 12/31/2012.........  $10.07457    $10.63642            0
    01/01/2013 to 12/31/2013.........  $10.63642    $10.24188            0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06811    $10.25767            0
    01/01/2008 to 12/31/2008.........  $10.25767    $ 5.99477        8,216
    01/01/2009 to 12/31/2009.........  $ 5.99477    $ 7.44399       76,659
    01/01/2010 to 12/31/2010.........  $ 7.44399    $ 8.73322       68,612
    01/01/2011 to 12/31/2011.........  $ 8.73322    $ 8.07355       49,606
    01/01/2012 to 12/31/2012.........  $ 8.07355    $ 8.98632       46,359
    01/01/2013 to 12/31/2013.........  $ 8.98632    $10.36603       53,377
 AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08959    $ 9.71045            0
    01/01/2008 to 12/31/2008.........  $ 9.71045    $ 5.86575            0
    01/01/2009 to 12/31/2009.........  $ 5.86575    $ 7.04364            0
    01/01/2010 to 12/31/2010.........  $ 7.04364    $ 7.98785          303
    01/01/2011 to 12/31/2011.........  $ 7.98785    $ 8.14600          259
    01/01/2012 to 12/31/2012.........  $ 8.14600    $ 9.53931          260
    01/01/2013 to 12/31/2013.........  $ 9.53931    $12.45219          229
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99882    $ 8.91334            0
    01/01/2012 to 12/31/2012.........  $ 8.91334    $ 9.94188            0
    01/01/2013 to 12/31/2013.........  $ 9.94188    $11.99479            0
 AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08116    $ 7.35764            0
    01/01/2009 to 12/31/2009.........  $ 7.35764    $ 8.94874            0
    01/01/2010 to 12/31/2010.........  $ 8.94874    $ 9.87209            0
    01/01/2011 to 12/31/2011.........  $ 9.87209    $ 9.55454            0
    01/01/2012 to 12/31/2012.........  $ 9.55454    $10.38610        3,421
    01/01/2013 to 12/31/2013.........  $10.38610    $11.51103        9,247

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09933    $ 6.70773            0
    01/01/2009 to 12/31/2009.........  $ 6.70773    $ 8.38714       16,224
    01/01/2010 to 12/31/2010.........  $ 8.38714    $ 9.45299       15,866
    01/01/2011 to 12/31/2011.........  $ 9.45299    $ 9.09547       11,427
    01/01/2012 to 12/31/2012.........  $ 9.09547    $10.39093       14,394
    01/01/2013 to 12/31/2013.........  $10.39093    $12.09213       13,942
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06804    $10.29769            0
    01/01/2008 to 12/31/2008.........  $10.29769    $ 7.08581            0
    01/01/2009 to 12/31/2009.........  $ 7.08581    $ 8.89921            0
    01/01/2010 to 12/31/2010.........  $ 8.89921    $ 9.80826          309
    01/01/2011 to 12/31/2011.........  $ 9.80826    $ 9.34142          277
    01/01/2012 to 12/31/2012.........  $ 9.34142    $10.23331          306
    01/01/2013 to 12/31/2013.........  $10.23331    $11.53955          298
 AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09145    $ 9.96928            0
    01/01/2008 to 12/31/2008.........  $ 9.96928    $ 6.38753            0
    01/01/2009 to 12/31/2009.........  $ 6.38753    $ 8.43118            0
    01/01/2010 to 12/31/2010.........  $ 8.43118    $11.33740            0
    01/01/2011 to 12/31/2011.........  $11.33740    $11.06613            0
    01/01/2012 to 12/31/2012.........  $11.06613    $12.23591            0
    01/01/2013 to 12/31/2013.........  $12.23591    $16.30330            0
 AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08548    $ 9.33937            0
    01/01/2008 to 12/31/2008.........  $ 9.33937    $ 6.47012            0
    01/01/2009 to 12/31/2009.........  $ 6.47012    $ 8.09962            0
    01/01/2010 to 12/31/2010.........  $ 8.09962    $10.05929            0
    01/01/2011 to 12/31/2011.........  $10.05929    $ 9.32310            0
    01/01/2012 to 12/31/2012.........  $ 9.32310    $10.85862            0
    01/01/2013 to 12/31/2013.........  $10.85862    $14.70665            0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06346    $10.11677            0
    01/01/2008 to 12/31/2008.........  $10.11677    $ 7.38495            0
    01/01/2009 to 12/31/2009.........  $ 7.38495    $ 9.03658        4,372
    01/01/2010 to 12/31/2010.........  $ 9.03658    $ 9.93489        3,642
    01/01/2011 to 12/31/2011.........  $ 9.93489    $ 9.98734        2,467
    01/01/2012 to 12/31/2012.........  $ 9.98734    $11.17302       12,662
    01/01/2013 to 12/31/2013.........  $11.17302    $12.86715       16,079
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09017    $ 9.44804            0
    01/01/2008 to 12/31/2008.........  $ 9.44804    $ 5.41221            0
    01/01/2009 to 12/31/2009.........  $ 5.41221    $ 6.60440            0
    01/01/2010 to 12/31/2010.........  $ 6.60440    $ 7.37219            0
    01/01/2011 to 12/31/2011.........  $ 7.37219    $ 7.14783            0
    01/01/2012 to 12/31/2012.........  $ 7.14783    $ 8.26106            0
    01/01/2013 to 12/31/2013.........  $ 8.26106    $10.56033            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.14397    $10.01532            0
    01/01/2008 to 12/31/2008.........  $10.01532    $ 5.86720            0
    01/01/2009 to 12/31/2009.........  $ 5.86720    $ 8.87009            0
    01/01/2010 to 12/31/2010.........  $ 8.87009    $10.12570            0
    01/01/2011 to 12/31/2011.........  $10.12570    $ 9.81196            0
    01/01/2012 to 12/31/2012.........  $ 9.81196    $11.37211            0
    01/01/2013 to 12/31/2013.........  $11.37211    $16.14477            0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.21185    $11.53717            0
    01/01/2008 to 12/31/2008.........  $11.53717    $ 5.68760            0
    01/01/2009 to 12/31/2009.........  $ 5.68760    $ 8.37294            0
    01/01/2010 to 12/31/2010.........  $ 8.37294    $ 9.94136          304
    01/01/2011 to 12/31/2011.........  $ 9.94136    $ 8.33750          296
    01/01/2012 to 12/31/2012.........  $ 8.33750    $ 8.51535          364
    01/01/2013 to 12/31/2013.........  $ 8.51535    $ 9.68461          349
 AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.98171    $10.54736            0
    01/01/2008 to 12/31/2008.........  $10.54736    $10.14348            0
    01/01/2009 to 12/31/2009.........  $10.14348    $11.20990          246
    01/01/2010 to 12/31/2010.........  $11.20990    $11.68438          259
    01/01/2011 to 12/31/2011.........  $11.68438    $11.99252          218
    01/01/2012 to 12/31/2012.........  $11.99252    $12.43863          247
    01/01/2013 to 12/31/2013.........  $12.43863    $11.80063          288
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.10377    $10.23177            0
    01/01/2008 to 12/31/2008.........  $10.23177    $ 5.81656            0
    01/01/2009 to 12/31/2009.........  $ 5.81656    $ 7.36359            0
    01/01/2010 to 12/31/2010.........  $ 7.36359    $ 8.32072            0
    01/01/2011 to 12/31/2011.........  $ 8.32072    $ 7.91853            0
    01/01/2012 to 12/31/2012.........  $ 7.91853    $ 8.66439            0
    01/01/2013 to 12/31/2013.........  $ 8.66439    $10.29164            0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99882    $ 9.98230            0
    01/01/2008 to 12/31/2008.........  $ 9.98230    $ 9.32688            0
    01/01/2009 to 12/31/2009.........  $ 9.32688    $10.26272        1,088
    01/01/2010 to 12/31/2010.........  $10.26272    $10.90493          555
    01/01/2011 to 12/31/2011.........  $10.90493    $11.39688          465
    01/01/2012 to 12/31/2012.........  $11.39688    $12.11602          508
    01/01/2013 to 12/31/2013.........  $12.11602    $11.76451          568
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07817    $ 6.65282       14,584
    01/01/2009 to 12/31/2009.........  $ 6.65282    $ 8.52928       16,902
    01/01/2010 to 12/31/2010.........  $ 8.52928    $ 9.26833       16,532
    01/01/2011 to 12/31/2011.........  $ 9.26833    $ 8.98335       15,020
    01/01/2012 to 09/21/2012.........  $ 8.98335    $10.08074            0



* Denotes the start date of these sub-accounts

                               PREMIER BB SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

      ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (1.55%)
  OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT ONLY (1.55%) OR HD GRO 60 BPS
                                    (1.55%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.09867    $11.35167      1,979,283
    01/01/2008 to 12/31/2008.........  $11.35167    $ 7.62021      5,470,612
    01/01/2009 to 12/31/2009.........  $ 7.62021    $ 9.33172     18,592,099
    01/01/2010 to 12/31/2010.........  $ 9.33172    $10.28882     23,265,499
    01/01/2011 to 12/31/2011.........  $10.28882    $ 9.86254     18,536,752
    01/01/2012 to 12/31/2012.........  $ 9.86254    $10.93232     20,846,410
    01/01/2013 to 12/31/2013.........  $10.93232    $11.83916     19,397,055
 AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.94853    $11.32196        547,245
    01/01/2008 to 12/31/2008.........  $11.32196    $ 7.82619      2,348,236
    01/01/2009 to 12/31/2009.........  $ 7.82619    $ 9.72595      9,678,004
    01/01/2010 to 12/31/2010.........  $ 9.72595    $10.89021     12,279,526
    01/01/2011 to 12/31/2011.........  $10.89021    $10.73628     10,386,653
    01/01/2012 to 12/31/2012.........  $10.73628    $12.01516     12,327,863
    01/01/2013 to 12/31/2013.........  $12.01516    $13.79063     12,426,679
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.40677    $10.85441         83,061
    01/01/2008 to 12/31/2008.........  $10.85441    $ 6.97484        118,976
    01/01/2009 to 12/31/2009.........  $ 6.97484    $ 8.08917        252,108
    01/01/2010 to 12/31/2010.........  $ 8.08917    $ 9.06867        284,726
    01/01/2011 to 12/31/2011.........  $ 9.06867    $ 9.24936        345,414
    01/01/2012 to 05/04/2012.........  $ 9.24936    $10.05431              0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.01236    $11.29102        882,633
    01/01/2008 to 12/31/2008.........  $11.29102    $ 7.92738      6,284,486
    01/01/2009 to 12/31/2009.........  $ 7.92738    $ 9.62505     27,228,736
    01/01/2010 to 12/31/2010.........  $ 9.62505    $10.64526     34,178,015
    01/01/2011 to 12/31/2011.........  $10.64526    $10.35559     28,852,563
    01/01/2012 to 12/31/2012.........  $10.35559    $11.46953     31,680,237
    01/01/2013 to 12/31/2013.........  $11.46953    $13.28773     30,626,128

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99874    $ 9.17470      199,690
    01/01/2012 to 12/31/2012.........  $ 9.17470    $10.10920      338,498
    01/01/2013 to 12/31/2013.........  $10.10920    $11.03529      496,197
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99874    $10.50915       59,042
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99916    $ 9.40418            0
    01/01/2010 to 12/31/2010.........  $ 9.40418    $10.24014            0
    01/01/2011 to 12/31/2011.........  $10.24014    $11.05603            0
    01/01/2012 to 12/31/2012.........  $11.05603    $11.34037            0
    01/01/2013 to 12/31/2013.........  $11.34037    $11.09031            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99874    $12.06604            0
    01/01/2009 to 12/31/2009.........  $12.06604    $11.16301            0
    01/01/2010 to 12/31/2010.........  $11.16301    $12.22219            0
    01/01/2011 to 12/31/2011.........  $12.22219    $13.67021            0
    01/01/2012 to 12/31/2012.........  $13.67021    $14.23076            0
    01/01/2013 to 12/31/2013.........  $14.23076    $13.57310            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99874    $12.13503            0
    01/01/2009 to 12/31/2009.........  $12.13503    $11.02965            0
    01/01/2010 to 12/31/2010.........  $11.02965    $12.09526            0
    01/01/2011 to 12/31/2011.........  $12.09526    $13.81329            0
    01/01/2012 to 12/31/2012.........  $13.81329    $14.39921            0
    01/01/2013 to 12/31/2013.........  $14.39921    $13.49432            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99916    $ 8.81338              0
    01/01/2010 to 12/31/2010.........  $ 8.81338    $ 9.70680          5,622
    01/01/2011 to 12/31/2011.........  $ 9.70680    $11.34394              0
    01/01/2012 to 12/31/2012.........  $11.34394    $11.87650              0
    01/01/2013 to 12/31/2013.........  $11.87650    $10.93320              0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99831    $11.03896          7,734
    01/01/2011 to 12/31/2011.........  $11.03896    $13.07738         40,426
    01/01/2012 to 12/31/2012.........  $13.07738    $13.75242         27,773
    01/01/2013 to 12/31/2013.........  $13.75242    $12.59444          7,103
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99874    $12.05391         64,540
    01/01/2012 to 12/31/2012.........  $12.05391    $12.56371         61,186
    01/01/2013 to 12/31/2013.........  $12.56371    $11.16626              0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99832    $10.42787         13,396
    01/01/2013 to 12/31/2013.........  $10.42787    $ 9.22138        128,495
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99916    $ 8.77386         46,817
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.25110    $11.46891      2,304,166
    01/01/2008 to 12/31/2008.........  $11.46891    $ 7.34781      5,994,725
    01/01/2009 to 12/31/2009.........  $ 7.34781    $ 9.06844     27,340,546
    01/01/2010 to 12/31/2010.........  $ 9.06844    $10.12452     33,752,087
    01/01/2011 to 12/31/2011.........  $10.12452    $ 9.72831     24,195,132
    01/01/2012 to 12/31/2012.........  $ 9.72831    $10.89425     29,535,991
    01/01/2013 to 12/31/2013.........  $10.89425    $13.16116     31,634,015
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99874    $11.67557         42,417
 AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.99032    $ 9.56185        129,875
    01/01/2008 to 12/31/2008.........  $ 9.56185    $ 6.11539        223,594
    01/01/2009 to 12/31/2009.........  $ 6.11539    $ 7.94483        402,409
    01/01/2010 to 12/31/2010.........  $ 7.94483    $10.06834        641,803
    01/01/2011 to 12/31/2011.........  $10.06834    $10.56835        520,567
    01/01/2012 to 12/31/2012.........  $10.56835    $12.00411        627,217
    01/01/2013 to 12/31/2013.........  $12.00411    $12.19121        699,910

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.57832    $ 8.47377         54,692
    01/01/2008 to 07/18/2008.........  $ 8.47377    $ 7.76928              0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99874    $ 9.69767          9,108
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.74584    $10.90438         57,968
    01/01/2008 to 12/31/2008.........  $10.90438    $ 6.00326         79,885
    01/01/2009 to 12/31/2009.........  $ 6.00326    $ 7.84248        315,327
    01/01/2010 to 12/31/2010.........  $ 7.84248    $10.23628        396,390
    01/01/2011 to 12/31/2011.........  $10.23628    $ 8.75847        436,732
    01/01/2012 to 12/31/2012.........  $ 8.75847    $10.35593        494,394
    01/01/2013 to 12/31/2013.........  $10.35593    $14.35979        476,575
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10364    $ 7.51323        188,606
    01/01/2009 to 12/31/2009.........  $ 7.51323    $ 8.96936      1,810,492
    01/01/2010 to 12/31/2010.........  $ 8.96936    $10.00929      2,473,569
    01/01/2011 to 12/31/2011.........  $10.00929    $ 9.61303      1,971,220
    01/01/2012 to 12/31/2012.........  $ 9.61303    $10.75680      2,668,996
    01/01/2013 to 12/31/2013.........  $10.75680    $12.62893      2,914,157
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.11671    $11.26222        283,687
    01/01/2008 to 12/31/2008.........  $11.26222    $ 7.26552      1,779,824
    01/01/2009 to 12/31/2009.........  $ 7.26552    $ 8.86111      8,593,359
    01/01/2010 to 12/31/2010.........  $ 8.86111    $ 9.97923     10,586,571
    01/01/2011 to 12/31/2011.........  $ 9.97923    $ 9.67928      8,705,424
    01/01/2012 to 12/31/2012.........  $ 9.67928    $10.54500      9,787,875
    01/01/2013 to 12/31/2013.........  $10.54500    $11.91681      9,855,183
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99874    $ 7.47746        150,004
    01/01/2009 to 11/13/2009.........  $ 7.47746    $ 8.37230              0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99874    $10.75732      7,709,723
    01/01/2013 to 12/31/2013.........  $10.75732    $13.18547      7,846,052
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99874    $10.82584        642,905

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17542    $ 6.11700         5,945
    01/01/2009 to 12/31/2009.........  $ 6.11700    $ 8.13797       106,511
    01/01/2010 to 12/31/2010.........  $ 8.13797    $ 9.63255       192,701
    01/01/2011 to 12/31/2011.........  $ 9.63255    $ 9.00776       131,779
    01/01/2012 to 12/31/2012.........  $ 9.00776    $11.24753       203,005
    01/01/2013 to 12/31/2013.........  $11.24753    $11.55735       249,784
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.44789    $11.51919       118,236
    01/01/2008 to 12/31/2008.........  $11.51919    $ 6.77534       202,174
    01/01/2009 to 12/31/2009.........  $ 6.77534    $ 9.96770       816,286
    01/01/2010 to 12/31/2010.........  $ 9.96770    $10.82533       781,848
    01/01/2011 to 12/31/2011.........  $10.82533    $10.23845       519,567
    01/01/2012 to 12/31/2012.........  $10.23845    $12.07463       654,675
    01/01/2013 to 12/31/2013.........  $12.07463    $15.42640       692,340
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.52186    $11.43381       133,709
    01/01/2008 to 12/31/2008.........  $11.43381    $ 6.67776       175,361
    01/01/2009 to 12/31/2009.........  $ 6.67776    $ 7.83769       376,536
    01/01/2010 to 12/31/2010.........  $ 7.83769    $ 8.71263       432,046
    01/01/2011 to 12/31/2011.........  $ 8.71263    $ 8.10638       372,233
    01/01/2012 to 12/31/2012.........  $ 8.10638    $ 9.55241       415,561
    01/01/2013 to 12/31/2013.........  $ 9.55241    $12.56185       692,869
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.54577    $11.60729        69,386
    01/01/2008 to 12/31/2008.........  $11.60729    $ 6.76729       106,877
    01/01/2009 to 12/31/2009.........  $ 6.76729    $10.46870       740,477
    01/01/2010 to 12/31/2010.........  $10.46870    $12.35275       763,649
    01/01/2011 to 12/31/2011.........  $12.35275    $11.80230       509,810
    01/01/2012 to 12/31/2012.........  $11.80230    $13.90165       650,563
    01/01/2013 to 12/31/2013.........  $13.90165    $18.09631       743,372
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08931    $ 7.62229       594,087
    01/01/2009 to 12/31/2009.........  $ 7.62229    $ 9.26113     5,204,694
    01/01/2010 to 12/31/2010.........  $ 9.26113    $10.17744     6,865,530
    01/01/2011 to 12/31/2011.........  $10.17744    $ 9.97148     6,333,151
    01/01/2012 to 12/31/2012.........  $ 9.97148    $10.81372     6,886,438
    01/01/2013 to 12/31/2013.........  $10.81372    $11.69444     6,206,864
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03362    $ 7.64384        28,596
    01/01/2009 to 12/31/2009.........  $ 7.64384    $ 9.54810       263,795
    01/01/2010 to 12/31/2010.........  $ 9.54810    $11.91907       399,917
    01/01/2011 to 12/31/2011.........  $11.91907    $11.89024       269,954
    01/01/2012 to 12/31/2012.........  $11.89024    $13.54566       414,297
    01/01/2013 to 12/31/2013.........  $13.54566    $18.51615       537,216

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.38749    $10.98653        109,965
    01/01/2008 to 12/31/2008.........  $10.98653    $ 6.78317        128,982
    01/01/2009 to 12/31/2009.........  $ 6.78317    $ 7.89930        289,901
    01/01/2010 to 12/31/2010.........  $ 7.89930    $ 8.74662        287,988
    01/01/2011 to 12/31/2011.........  $ 8.74662    $ 8.57090        432,406
    01/01/2012 to 12/31/2012.........  $ 8.57090    $ 9.57090        503,600
    01/01/2013 to 12/31/2013.........  $ 9.57090    $12.68859        616,249
 AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.49103    $10.67274         82,416
    01/01/2008 to 12/31/2008.........  $10.67274    $ 7.82524        107,722
    01/01/2009 to 12/31/2009.........  $ 7.82524    $10.44540        443,242
    01/01/2010 to 12/31/2010.........  $10.44540    $11.67447        621,288
    01/01/2011 to 12/31/2011.........  $11.67447    $11.86124        552,891
    01/01/2012 to 12/31/2012.........  $11.86124    $13.30052        666,213
    01/01/2013 to 12/31/2013.........  $13.30052    $14.03791        641,129
 AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.52056    $12.44440        160,902
    01/01/2008 to 12/31/2008.........  $12.44440    $ 6.09868        233,765
    01/01/2009 to 12/31/2009.........  $ 6.09868    $ 8.12488        394,964
    01/01/2010 to 12/31/2010.........  $ 8.12488    $ 9.16080        470,685
    01/01/2011 to 12/31/2011.........  $ 9.16080    $ 7.85528        350,301
    01/01/2012 to 12/31/2012.........  $ 7.85528    $ 9.31060        402,788
    01/01/2013 to 12/31/2013.........  $ 9.31060    $10.91573        412,020
 AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $12.37110    $12.61913        193,893
    01/01/2008 to 12/31/2008.........  $12.61913    $ 6.95843        217,704
    01/01/2009 to 12/31/2009.........  $ 6.95843    $ 8.94211        448,995
    01/01/2010 to 12/31/2010.........  $ 8.94211    $ 9.78154        522,920
    01/01/2011 to 12/31/2011.........  $ 9.78154    $ 8.42354        424,730
    01/01/2012 to 12/31/2012.........  $ 8.42354    $ 9.67819        505,967
    01/01/2013 to 12/31/2013.........  $ 9.67819    $11.38578        584,736
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99874    $10.74503     22,292,196
    01/01/2009 to 12/31/2009.........  $10.74503    $11.77700      8,071,944
    01/01/2010 to 12/31/2010.........  $11.77700    $12.85096      4,061,445
    01/01/2011 to 12/31/2011.........  $12.85096    $14.22998     35,214,108
    01/01/2012 to 12/31/2012.........  $14.22998    $15.32995     14,049,180
    01/01/2013 to 12/31/2013.........  $15.32995    $14.61557      5,664,638

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11182    $ 7.14571       252,249
    01/01/2009 to 12/31/2009.........  $ 7.14571    $ 8.91307     3,437,241
    01/01/2010 to 12/31/2010.........  $ 8.91307    $ 9.98987     4,626,865
    01/01/2011 to 12/31/2011.........  $ 9.98987    $ 9.78156     3,706,411
    01/01/2012 to 12/31/2012.........  $ 9.78156    $10.94038     4,483,021
    01/01/2013 to 12/31/2013.........  $10.94038    $12.52756     4,427,165
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.16975    $11.41442       141,891
    01/01/2008 to 12/31/2008.........  $11.41442    $ 6.58885       218,870
    01/01/2009 to 12/31/2009.........  $ 6.58885    $ 8.81640       648,708
    01/01/2010 to 12/31/2010.........  $ 8.81640    $ 9.30432       846,204
    01/01/2011 to 12/31/2011.........  $ 9.30432    $ 8.32407       668,977
    01/01/2012 to 12/31/2012.........  $ 8.32407    $ 9.99280       785,744
    01/01/2013 to 12/31/2013.........  $ 9.99280    $11.35179       914,979
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.01436    $10.58861        57,137
    01/01/2008 to 12/31/2008.........  $10.58861    $ 8.59008     2,495,791
    01/01/2009 to 12/31/2009.........  $ 8.59008    $10.32164     8,909,402
    01/01/2010 to 12/31/2010.........  $10.32164    $10.90809     9,450,984
    01/01/2011 to 12/31/2011.........  $10.90809    $10.76681     8,322,451
    01/01/2012 to 12/31/2012.........  $10.76681    $11.73884     9,071,204
    01/01/2013 to 12/31/2013.........  $11.73884    $12.83500     8,714,928
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08412    $10.29227         1,459
    01/01/2010 to 12/31/2010.........  $10.29227    $11.28218        54,941
    01/01/2011 to 12/31/2011.........  $11.28218    $11.18383        83,729
    01/01/2012 to 12/31/2012.........  $11.18383    $12.68552       161,930
    01/01/2013 to 12/31/2013.........  $12.68552    $17.05068       164,359
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14551    $10.30208         8,911
    01/01/2010 to 12/31/2010.........  $10.30208    $11.53709        70,990
    01/01/2011 to 12/31/2011.........  $11.53709    $10.69415        56,139
    01/01/2012 to 12/31/2012.........  $10.69415    $11.92429        72,835
    01/01/2013 to 12/31/2013.........  $11.92429    $15.43293       101,003
 AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.16313    $10.53044       127,887
    01/01/2008 to 12/31/2008.........  $10.53044    $ 6.06725       214,857
    01/01/2009 to 12/31/2009.........  $ 6.06725    $ 7.13569       385,899
    01/01/2010 to 12/31/2010.........  $ 7.13569    $ 7.95146       454,900
    01/01/2011 to 12/31/2011.........  $ 7.95146    $ 7.50265       399,727
    01/01/2012 to 12/31/2012.........  $ 7.50265    $ 8.63555       442,255
    01/01/2013 to 12/31/2013.........  $ 8.63555    $11.89344       545,331

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.02636    $11.57756       132,600
    01/01/2008 to 12/31/2008.........  $11.57756    $ 6.42308       210,852
    01/01/2009 to 12/31/2009.........  $ 6.42308    $ 8.20734       436,573
    01/01/2010 to 12/31/2010.........  $ 8.20734    $ 9.67845       566,960
    01/01/2011 to 12/31/2011.........  $ 9.67845    $ 9.44386       454,529
    01/01/2012 to 12/31/2012.........  $ 9.44386    $10.44016       527,054
    01/01/2013 to 12/31/2013.........  $10.44016    $14.04478       522,924
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.78155    $10.95860        38,378
    01/01/2008 to 12/31/2008.........  $10.95860    $ 8.28202        46,938
    01/01/2009 to 12/31/2009.........  $ 8.28202    $10.97774       253,610
    01/01/2010 to 12/31/2010.........  $10.97774    $12.26034       336,988
    01/01/2011 to 12/31/2011.........  $12.26034    $13.30142       963,892
    01/01/2012 to 12/31/2012.........  $13.30142    $13.87485     1,060,639
    01/01/2013 to 12/31/2013.........  $13.87485    $13.38979       828,258
 AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.71519    $11.97391       106,458
    01/01/2008 to 12/31/2008.........  $11.97391    $ 7.78320       172,126
    01/01/2009 to 12/31/2009.........  $ 7.78320    $10.07929       304,375
    01/01/2010 to 12/31/2010.........  $10.07929    $11.12120       379,744
    01/01/2011 to 12/31/2011.........  $11.12120    $10.60861       353,785
    01/01/2012 to 12/31/2012.........  $10.60861    $12.85735       428,605
    01/01/2013 to 12/31/2013.........  $12.85735    $16.15990       664,124
 AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.21343    $11.78062        57,864
    01/01/2008 to 12/31/2008.........  $11.78062    $ 7.38927        92,343
    01/01/2009 to 12/31/2009.........  $ 7.38927    $ 9.04493       149,026
    01/01/2010 to 12/31/2010.........  $ 9.04493    $10.04560       163,547
    01/01/2011 to 12/31/2011.........  $10.04560    $ 9.83366       169,713
    01/01/2012 to 12/31/2012.........  $ 9.83366    $11.33774       215,576
    01/01/2013 to 12/31/2013.........  $11.33774    $15.26288       239,227
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99874    $10.20155         7,668
    01/01/2013 to 12/31/2013.........  $10.20155    $13.51211        53,246
 AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.91824    $10.53613        68,861
    01/01/2008 to 12/31/2008.........  $10.53613    $ 6.41960        81,548
    01/01/2009 to 12/31/2009.........  $ 6.41960    $ 8.77984       212,717
    01/01/2010 to 12/31/2010.........  $ 8.77984    $10.68701       280,877
    01/01/2011 to 12/31/2011.........  $10.68701    $10.16087       207,670
    01/01/2012 to 12/31/2012.........  $10.16087    $11.84769       268,805
    01/01/2013 to 12/31/2013.........  $11.84769    $15.44877       291,476

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.44745    $10.55481       439,666
    01/01/2008 to 12/31/2008.........  $10.55481    $10.65447     2,759,260
    01/01/2009 to 12/31/2009.........  $10.65447    $10.51751     2,267,294
    01/01/2010 to 12/31/2010.........  $10.51751    $10.35969     1,594,489
    01/01/2011 to 12/31/2011.........  $10.35969    $10.20379     1,713,284
    01/01/2012 to 12/31/2012.........  $10.20379    $10.04893     2,009,285
    01/01/2013 to 12/31/2013.........  $10.04893    $ 9.89558     1,446,694
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.37574    $10.33156       108,936
    01/01/2008 to 12/31/2008.........  $10.33156    $ 5.87444       133,061
    01/01/2009 to 12/31/2009.........  $ 5.87444    $ 8.13599       582,751
    01/01/2010 to 12/31/2010.........  $ 8.13599    $ 9.88948       766,853
    01/01/2011 to 12/31/2011.........  $ 9.88948    $ 9.49682       526,809
    01/01/2012 to 12/31/2012.........  $ 9.49682    $10.95341       556,742
    01/01/2013 to 12/31/2013.........  $10.95341    $15.31735       793,701
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02865    $10.07295         2,905
    01/01/2012 to 12/31/2012.........  $10.07295    $10.40226        56,760
    01/01/2013 to 12/31/2013.........  $10.40226    $ 9.95324       149,965
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $12.02718    $12.28959        92,876
    01/01/2008 to 12/31/2008.........  $12.28959    $ 6.87585       136,526
    01/01/2009 to 12/31/2009.........  $ 6.87585    $ 8.78786       291,632
    01/01/2010 to 12/31/2010.........  $ 8.78786    $11.13543       421,493
    01/01/2011 to 12/31/2011.........  $11.13543    $11.15065       382,255
    01/01/2012 to 12/31/2012.........  $11.15065    $12.33993       416,975
    01/01/2013 to 12/31/2013.........  $12.33993    $16.11432       439,262
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.30178    $11.05501        48,803
    01/01/2008 to 12/31/2008.........  $11.05501    $ 6.25525        67,244
    01/01/2009 to 12/31/2009.........  $ 6.25525    $ 7.54954       189,275
    01/01/2010 to 12/31/2010.........  $ 7.54954    $ 8.94111       272,224
    01/01/2011 to 04/29/2011.........  $ 8.94111    $10.03294             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99874    $10.33248       406,988
    01/01/2013 to 12/31/2013.........  $10.33248    $12.09919       416,680

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10148    $ 5.57715          2,526
    01/01/2009 to 12/31/2009.........  $ 5.57715    $ 9.14495      1,041,944
    01/01/2010 to 12/31/2010.........  $ 9.14495    $11.01080      1,678,816
    01/01/2011 to 12/31/2011.........  $11.01080    $ 8.64490        876,131
    01/01/2012 to 12/31/2012.........  $ 8.64490    $10.03905      1,051,434
    01/01/2013 to 12/31/2013.........  $10.03905    $ 9.90790      1,064,600
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.38868    $10.70491         27,226
    01/01/2008 to 12/31/2008.........  $10.70491    $10.65895        273,679
    01/01/2009 to 12/31/2009.........  $10.65895    $11.56999        491,388
    01/01/2010 to 12/31/2010.........  $11.56999    $11.83776        692,562
    01/01/2011 to 12/31/2011.........  $11.83776    $11.91937        736,600
    01/01/2012 to 12/31/2012.........  $11.91937    $12.28836        791,103
    01/01/2013 to 12/31/2013.........  $12.28836    $11.83763        668,714
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.48149    $10.99780        175,563
    01/01/2008 to 12/31/2008.........  $10.99780    $10.58517        737,508
    01/01/2009 to 12/31/2009.........  $10.58517    $12.14622      4,497,611
    01/01/2010 to 12/31/2010.........  $12.14622    $12.88400      6,521,873
    01/01/2011 to 12/31/2011.........  $12.88400    $13.09095      5,367,829
    01/01/2012 to 12/31/2012.........  $13.09095    $14.09248      6,451,327
    01/01/2013 to 12/31/2013.........  $14.09248    $13.62239      6,361,855
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.80192    $11.16097        213,961
    01/01/2008 to 12/31/2008.........  $11.16097    $ 8.84892      4,320,625
    01/01/2009 to 12/31/2009.........  $ 8.84892    $10.45993     16,267,702
    01/01/2010 to 12/31/2010.........  $10.45993    $11.38917     20,251,502
    01/01/2011 to 12/31/2011.........  $11.38917    $11.32728     19,218,290
    01/01/2012 to 12/31/2012.........  $11.32728    $12.31131     20,048,396
    01/01/2013 to 12/31/2013.........  $12.31131    $13.24018     18,545,584
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01866    $10.07285          6,679
    01/01/2012 to 12/31/2012.........  $10.07285    $10.62414        160,252
    01/01/2013 to 12/31/2013.........  $10.62414    $10.21994        203,334
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.11078    $11.31636        374,786
    01/01/2008 to 12/31/2008.........  $11.31636    $ 6.60696      1,947,722
    01/01/2009 to 12/31/2009.........  $ 6.60696    $ 8.19609     12,858,817
    01/01/2010 to 12/31/2010.........  $ 8.19609    $ 9.60610     16,273,232
    01/01/2011 to 12/31/2011.........  $ 9.60610    $ 8.87180     11,140,097
    01/01/2012 to 12/31/2012.........  $ 8.87180    $ 9.86507     14,706,594
    01/01/2013 to 12/31/2013.........  $ 9.86507    $11.36842     15,036,493

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.22094    $10.79584       109,945
    01/01/2008 to 12/31/2008.........  $10.79584    $ 6.51497       137,469
    01/01/2009 to 12/31/2009.........  $ 6.51497    $ 7.81555       236,297
    01/01/2010 to 12/31/2010.........  $ 7.81555    $ 8.85453       252,083
    01/01/2011 to 12/31/2011.........  $ 8.85453    $ 9.02103       234,580
    01/01/2012 to 12/31/2012.........  $ 9.02103    $10.55351       307,625
    01/01/2013 to 12/31/2013.........  $10.55351    $13.76244       319,622
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99874    $ 8.90747             0
    01/01/2012 to 12/31/2012.........  $ 8.90747    $ 9.92541           138
    01/01/2013 to 12/31/2013.........  $ 9.92541    $11.96308         5,599
 AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08113    $ 7.35283       771,630
    01/01/2009 to 12/31/2009.........  $ 7.35283    $ 8.93400     6,054,382
    01/01/2010 to 12/31/2010.........  $ 8.93400    $ 9.84613     8,324,552
    01/01/2011 to 12/31/2011.........  $ 9.84613    $ 9.51998     7,450,224
    01/01/2012 to 12/31/2012.........  $ 9.51998    $10.33838     8,210,358
    01/01/2013 to 12/31/2013.........  $10.33838    $11.44699     7,740,553
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09931    $ 6.70326       384,017
    01/01/2009 to 12/31/2009.........  $ 6.70326    $ 8.37330     4,604,696
    01/01/2010 to 12/31/2010.........  $ 8.37330    $ 9.42811     6,724,473
    01/01/2011 to 12/31/2011.........  $ 9.42811    $ 9.06262     4,840,317
    01/01/2012 to 12/31/2012.........  $ 9.06262    $10.34330     6,553,917
    01/01/2013 to 12/31/2013.........  $10.34330    $12.02494     7,624,753
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.09854    $11.34807        50,902
    01/01/2008 to 12/31/2008.........  $11.34807    $ 7.80093       541,511
    01/01/2009 to 12/31/2009.........  $ 7.80093    $ 9.78770     5,527,106
    01/01/2010 to 12/31/2010.........  $ 9.78770    $10.77678     8,729,302
    01/01/2011 to 12/31/2011.........  $10.77678    $10.25384     6,982,765
    01/01/2012 to 12/31/2012.........  $10.25384    $11.22172     8,188,208
    01/01/2013 to 12/31/2013.........  $11.22172    $12.64168     7,978,456
 AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.59999    $10.46833        49,715
    01/01/2008 to 12/31/2008.........  $10.46833    $ 6.70061        81,727
    01/01/2009 to 12/31/2009.........  $ 6.70061    $ 8.83559       185,740
    01/01/2010 to 12/31/2010.........  $ 8.83559    $11.86932       315,242
    01/01/2011 to 12/31/2011.........  $11.86932    $11.57388       281,553
    01/01/2012 to 12/31/2012.........  $11.57388    $12.78458       341,947
    01/01/2013 to 12/31/2013.........  $12.78458    $17.01765       389,163

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.51386    $ 9.73292        127,547
    01/01/2008 to 12/31/2008.........  $ 9.73292    $ 6.73606        266,159
    01/01/2009 to 12/31/2009.........  $ 6.73606    $ 8.42432        409,674
    01/01/2010 to 12/31/2010.........  $ 8.42432    $10.45223        478,873
    01/01/2011 to 12/31/2011.........  $10.45223    $ 9.67773        389,214
    01/01/2012 to 12/31/2012.........  $ 9.67773    $11.26057        388,934
    01/01/2013 to 12/31/2013.........  $11.26057    $15.23609        407,998
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.08326    $11.13836        209,218
    01/01/2008 to 12/31/2008.........  $11.13836    $ 8.12262      1,854,755
    01/01/2009 to 12/31/2009.........  $ 8.12262    $ 9.92935      9,485,424
    01/01/2010 to 12/31/2010.........  $ 9.92935    $10.90571     12,526,458
    01/01/2011 to 12/31/2011.........  $10.90571    $10.95260     11,437,020
    01/01/2012 to 12/31/2012.........  $10.95260    $12.24090     13,385,369
    01/01/2013 to 12/31/2013.........  $12.24090    $14.08325     13,770,936
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.24033    $10.52167         90,758
    01/01/2008 to 12/31/2008.........  $10.52167    $ 6.02125         94,337
    01/01/2009 to 12/31/2009.........  $ 6.02125    $ 7.34030        423,253
    01/01/2010 to 12/31/2010.........  $ 7.34030    $ 8.18554        514,767
    01/01/2011 to 12/31/2011.........  $ 8.18554    $ 7.92860        365,775
    01/01/2012 to 12/31/2012.........  $ 7.92860    $ 9.15434        596,572
    01/01/2013 to 12/31/2013.........  $ 9.15434    $11.69068        667,212
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.31184    $11.16482        124,564
    01/01/2008 to 12/31/2008.........  $11.16482    $ 6.53413        187,362
    01/01/2009 to 12/31/2009.........  $ 6.53413    $ 9.86862        558,526
    01/01/2010 to 12/31/2010.........  $ 9.86862    $11.25440        802,365
    01/01/2011 to 12/31/2011.........  $11.25440    $10.89495        646,172
    01/01/2012 to 12/31/2012.........  $10.89495    $12.61485        861,455
    01/01/2013 to 12/31/2013.........  $12.61485    $17.89146      1,061,446
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $12.05033    $13.60991        492,266
    01/01/2008 to 12/31/2008.........  $13.60991    $ 6.70277        838,493
    01/01/2009 to 12/31/2009.........  $ 6.70277    $ 9.85783      2,292,411
    01/01/2010 to 12/31/2010.........  $ 9.85783    $11.69296      2,773,962
    01/01/2011 to 12/31/2011.........  $11.69296    $ 9.79692      1,987,127
    01/01/2012 to 12/31/2012.........  $ 9.79692    $ 9.99607      2,235,786
    01/01/2013 to 12/31/2013.........  $ 9.99607    $11.35752      2,023,123

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.53457    $11.12805        57,667
    01/01/2008 to 12/31/2008.........  $11.12805    $10.69133       156,631
    01/01/2009 to 12/31/2009.........  $10.69133    $11.80367       409,662
    01/01/2010 to 12/31/2010.........  $11.80367    $12.29119       466,177
    01/01/2011 to 12/31/2011.........  $12.29119    $12.60300       430,868
    01/01/2012 to 12/31/2012.........  $12.60300    $13.05891       488,280
    01/01/2013 to 12/31/2013.........  $13.05891    $12.37691       374,762
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.36107    $11.50135       828,348
    01/01/2008 to 12/31/2008.........  $11.50135    $ 6.53179       909,806
    01/01/2009 to 12/31/2009.........  $ 6.53179    $ 8.26091     1,274,354
    01/01/2010 to 12/31/2010.........  $ 8.26091    $ 9.32545     1,435,409
    01/01/2011 to 12/31/2011.........  $ 9.32545    $ 8.86601     1,575,912
    01/01/2012 to 12/31/2012.........  $ 8.86601    $ 9.69157     1,881,604
    01/01/2013 to 12/31/2013.........  $ 9.69157    $11.50036     2,377,900
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99874    $ 9.98107             0
    01/01/2008 to 12/31/2008.........  $ 9.98107    $ 9.31646       155,946
    01/01/2009 to 12/31/2009.........  $ 9.31646    $10.24119       940,945
    01/01/2010 to 12/31/2010.........  $10.24119    $10.87128     1,513,592
    01/01/2011 to 12/31/2011.........  $10.87128    $11.35046     1,420,753
    01/01/2012 to 12/31/2012.........  $11.35046    $12.05471     1,754,893
    01/01/2013 to 12/31/2013.........  $12.05471    $11.69345     1,571,750
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07814    $ 6.64843       792,320
    01/01/2009 to 12/31/2009.........  $ 6.64843    $ 8.51531     5,928,271
    01/01/2010 to 12/31/2010.........  $ 8.51531    $ 9.24408     8,882,311
    01/01/2011 to 12/31/2011.........  $ 9.24408    $ 8.95108     6,520,466
    01/01/2012 to 09/21/2012.........  $ 8.95108    $10.03722             0



* Denotes the start date of these sub-accounts

                               PREMIER BB SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (1.70%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06578    $10.29036         0
    01/01/2008 to 12/31/2008.........  $10.29036    $ 6.89756         0
    01/01/2009 to 12/31/2009.........  $ 6.89756    $ 8.43431         0
    01/01/2010 to 12/31/2010.........  $ 8.43431    $ 9.28559         0
    01/01/2011 to 12/31/2011.........  $ 9.28559    $ 8.88786         0
    01/01/2012 to 12/31/2012.........  $ 8.88786    $ 9.83730         0
    01/01/2013 to 12/31/2013.........  $ 9.83730    $10.63756         0
 AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.05116    $10.38897         0
    01/01/2008 to 12/31/2008.........  $10.38897    $ 7.17072         0
    01/01/2009 to 12/31/2009.........  $ 7.17072    $ 8.89825         0
    01/01/2010 to 12/31/2010.........  $ 8.89825    $ 9.94879         0
    01/01/2011 to 12/31/2011.........  $ 9.94879    $ 9.79374         0
    01/01/2012 to 12/31/2012.........  $ 9.79374    $10.94420         0
    01/01/2013 to 12/31/2013.........  $10.94420    $12.54317         0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.12153    $ 9.62685         0
    01/01/2008 to 12/31/2008.........  $ 9.62685    $ 6.17686         0
    01/01/2009 to 12/31/2009.........  $ 6.17686    $ 7.15315         0
    01/01/2010 to 12/31/2010.........  $ 7.15315    $ 8.00744         0
    01/01/2011 to 12/31/2011.........  $ 8.00744    $ 8.15490         0
    01/01/2012 to 05/04/2012.........  $ 8.15490    $ 8.86008         0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06670    $10.31656         0
    01/01/2008 to 12/31/2008.........  $10.31656    $ 7.23252         0
    01/01/2009 to 12/31/2009.........  $ 7.23252    $ 8.76833         0
    01/01/2010 to 12/31/2010.........  $ 8.76833    $ 9.68344         0
    01/01/2011 to 12/31/2011.........  $ 9.68344    $ 9.40606         0
    01/01/2012 to 12/31/2012.........  $ 9.40606    $10.40240         0
    01/01/2013 to 12/31/2013.........  $10.40240    $12.03359         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99861    $ 9.16560         0
    01/01/2012 to 12/31/2012.........  $ 9.16560    $10.08421         0
    01/01/2013 to 12/31/2013.........  $10.08421    $10.99181         0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99861    $10.49860         0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08914    $10.27957         0
    01/01/2008 to 12/31/2008.........  $10.27957    $ 6.57609         0
    01/01/2009 to 12/31/2009.........  $ 6.57609    $ 8.10403         0
    01/01/2010 to 12/31/2010.........  $ 8.10403    $ 9.03449         0
    01/01/2011 to 12/31/2011.........  $ 9.03449    $ 8.66809         0
    01/01/2012 to 12/31/2012.........  $ 8.66809    $ 9.69263         0
    01/01/2013 to 12/31/2013.........  $ 9.69263    $11.69214         0
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99861    $11.66079         0
 AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.13608    $ 8.81443         0
    01/01/2008 to 12/31/2008.........  $ 8.81443    $ 5.62898         0
    01/01/2009 to 12/31/2009.........  $ 5.62898    $ 7.30200         0
    01/01/2010 to 12/31/2010.........  $ 7.30200    $ 9.24005         0
    01/01/2011 to 12/31/2011.........  $ 9.24005    $ 9.68459         0
    01/01/2012 to 12/31/2012.........  $ 9.68459    $10.98399         0
    01/01/2013 to 12/31/2013.........  $10.98399    $11.13873         0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07103    $ 8.90547         0
    01/01/2008 to 07/18/2008.........  $ 8.90547    $ 8.15851         0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99861    $ 9.68793         0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08672    $10.23068         0
    01/01/2008 to 12/31/2008.........  $10.23068    $ 5.62413         0
    01/01/2009 to 12/31/2009.........  $ 5.62413    $ 7.33634         0
    01/01/2010 to 12/31/2010.........  $ 7.33634    $ 9.56141         0
    01/01/2011 to 12/31/2011.........  $ 9.56141    $ 8.16906         0
    01/01/2012 to 12/31/2012.........  $ 8.16906    $ 9.64471         0
    01/01/2013 to 12/31/2013.........  $ 9.64471    $13.35398         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10360    $ 7.50574         0
    01/01/2009 to 12/31/2009.........  $ 7.50574    $ 8.94713         0
    01/01/2010 to 12/31/2010.........  $ 8.94713    $ 9.96968         0
    01/01/2011 to 12/31/2011.........  $ 9.96968    $ 9.56090         0
    01/01/2012 to 12/31/2012.........  $ 9.56090    $10.68270         0
    01/01/2013 to 12/31/2013.........  $10.68270    $12.52337         0
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.05092    $10.17762         0
    01/01/2008 to 12/31/2008.........  $10.17762    $ 6.55614         0
    01/01/2009 to 12/31/2009.........  $ 6.55614    $ 7.98422         0
    01/01/2010 to 12/31/2010.........  $ 7.98422    $ 8.97842         0
    01/01/2011 to 12/31/2011.........  $ 8.97842    $ 8.69570         0
    01/01/2012 to 12/31/2012.........  $ 8.69570    $ 9.45949         0
    01/01/2013 to 12/31/2013.........  $ 9.45949    $10.67439         0
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99862    $ 7.47237         0
    01/01/2009 to 11/13/2009.........  $ 7.47237    $ 8.35589         0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99862    $10.74667         0
    01/01/2013 to 12/31/2013.........  $10.74667    $13.15305         0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99861    $10.81496         0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17530    $ 6.11293         0
    01/01/2009 to 12/31/2009.........  $ 6.11293    $ 8.12045         0
    01/01/2010 to 12/31/2010.........  $ 8.12045    $ 9.59760         0
    01/01/2011 to 12/31/2011.........  $ 9.59760    $ 8.96179         0
    01/01/2012 to 12/31/2012.........  $ 8.96179    $11.17374         0
    01/01/2013 to 12/31/2013.........  $11.17374    $11.46461         0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.14175    $10.20006         0
    01/01/2008 to 12/31/2008.........  $10.20006    $ 5.99060         0
    01/01/2009 to 12/31/2009.........  $ 5.99060    $ 8.80030         0
    01/01/2010 to 12/31/2010.........  $ 8.80030    $ 9.54348         0
    01/01/2011 to 12/31/2011.........  $ 9.54348    $ 9.01285         0
    01/01/2012 to 12/31/2012.........  $ 9.01285    $10.61341         0
    01/01/2013 to 12/31/2013.........  $10.61341    $13.53963         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09199    $10.01010         0
    01/01/2008 to 12/31/2008.........  $10.01010    $ 5.83767         0
    01/01/2009 to 12/31/2009.........  $ 5.83767    $ 6.84158         0
    01/01/2010 to 12/31/2010.........  $ 6.84158    $ 7.59413         0
    01/01/2011 to 12/31/2011.........  $ 7.59413    $ 7.05525         0
    01/01/2012 to 12/31/2012.........  $ 7.05525    $ 8.30148         0
    01/01/2013 to 12/31/2013.........  $ 8.30148    $10.90077         0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15577    $10.20504         0
    01/01/2008 to 12/31/2008.........  $10.20504    $ 5.94093         0
    01/01/2009 to 12/31/2009.........  $ 5.94093    $ 9.17698         0
    01/01/2010 to 12/31/2010.........  $ 9.17698    $10.81269         0
    01/01/2011 to 12/31/2011.........  $10.81269    $10.31558         0
    01/01/2012 to 12/31/2012.........  $10.31558    $12.13239         0
    01/01/2013 to 12/31/2013.........  $12.13239    $15.77000         0
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08927    $ 7.61467         0
    01/01/2009 to 12/31/2009.........  $ 7.61467    $ 9.23814         0
    01/01/2010 to 12/31/2010.........  $ 9.23814    $10.13722         0
    01/01/2011 to 12/31/2011.........  $10.13722    $ 9.91746         0
    01/01/2012 to 12/31/2012.........  $ 9.91746    $10.73925         0
    01/01/2013 to 12/31/2013.........  $10.73925    $11.59683         0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03350    $ 7.63876         0
    01/01/2009 to 12/31/2009.........  $ 7.63876    $ 9.52759         0
    01/01/2010 to 12/31/2010.........  $ 9.52759    $11.87597         0
    01/01/2011 to 12/31/2011.........  $11.87597    $11.82991         0
    01/01/2012 to 12/31/2012.........  $11.82991    $13.45707         0
    01/01/2013 to 12/31/2013.........  $13.45707    $18.36795         0
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.11252    $ 9.75180         0
    01/01/2008 to 12/31/2008.........  $ 9.75180    $ 6.01200         0
    01/01/2009 to 12/31/2009.........  $ 6.01200    $ 6.99095         0
    01/01/2010 to 12/31/2010.........  $ 6.99095    $ 7.72945         0
    01/01/2011 to 12/31/2011.........  $ 7.72945    $ 7.56305         0
    01/01/2012 to 12/31/2012.........  $ 7.56305    $ 8.43308         0
    01/01/2013 to 12/31/2013.........  $ 8.43308    $11.16367         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.02193    $10.19061           0
    01/01/2008 to 12/31/2008.........  $10.19061    $ 7.46065           0
    01/01/2009 to 12/31/2009.........  $ 7.46065    $ 9.94415           0
    01/01/2010 to 12/31/2010.........  $ 9.94415    $11.09791           0
    01/01/2011 to 12/31/2011.........  $11.09791    $11.25890           0
    01/01/2012 to 12/31/2012.........  $11.25890    $12.60640           0
    01/01/2013 to 12/31/2013.........  $12.60640    $13.28567           0
 AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07589    $10.87865           0
    01/01/2008 to 12/31/2008.........  $10.87865    $ 5.32347           0
    01/01/2009 to 12/31/2009.........  $ 5.32347    $ 7.08178           0
    01/01/2010 to 12/31/2010.........  $ 7.08178    $ 7.97297           0
    01/01/2011 to 12/31/2011.........  $ 7.97297    $ 6.82656           0
    01/01/2012 to 12/31/2012.........  $ 6.82656    $ 8.07933           0
    01/01/2013 to 12/31/2013.........  $ 8.07933    $ 9.45814           0
 AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07730    $10.27451           0
    01/01/2008 to 12/31/2008.........  $10.27451    $ 5.65719           0
    01/01/2009 to 12/31/2009.........  $ 5.65719    $ 7.25920           0
    01/01/2010 to 12/31/2010.........  $ 7.25920    $ 7.92905           0
    01/01/2011 to 12/31/2011.........  $ 7.92905    $ 6.81816           0
    01/01/2012 to 12/31/2012.........  $ 6.81816    $ 7.82202           0
    01/01/2013 to 12/31/2013.........  $ 7.82202    $ 9.18858           0
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11178    $ 7.13867           0
    01/01/2009 to 12/31/2009.........  $ 7.13867    $ 8.89120           0
    01/01/2010 to 12/31/2010.........  $ 8.89120    $ 9.95052           0
    01/01/2011 to 12/31/2011.........  $ 9.95052    $ 9.72872           0
    01/01/2012 to 12/31/2012.........  $ 9.72872    $10.86529           0
    01/01/2013 to 12/31/2013.........  $10.86529    $12.42323           0
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.07182    $10.28751           0
    01/01/2008 to 12/31/2008.........  $10.28751    $ 5.92957           0
    01/01/2009 to 12/31/2009.........  $ 5.92957    $ 7.92252           0
    01/01/2010 to 12/31/2010.........  $ 7.92252    $ 8.34866           0
    01/01/2011 to 12/31/2011.........  $ 8.34866    $ 7.45810           0
    01/01/2012 to 12/31/2012.........  $ 7.45810    $ 8.94008           0
    01/01/2013 to 12/31/2013.........  $ 8.94008    $10.14092           0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.04717    $ 9.65428           0
    01/01/2008 to 12/31/2008.........  $ 9.65428    $ 7.82060       1,319
    01/01/2009 to 12/31/2009.........  $ 7.82060    $ 9.38319       1,318
    01/01/2010 to 12/31/2010.........  $ 9.38319    $ 9.90157       1,318
    01/01/2011 to 12/31/2011.........  $ 9.90157    $ 9.75906       1,317
    01/01/2012 to 12/31/2012.........  $ 9.75906    $10.62428       1,316
    01/01/2013 to 12/31/2013.........  $10.62428    $11.59927       1,315

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08400    $10.29031         0
    01/01/2010 to 12/31/2010.........  $10.29031    $11.26343         0
    01/01/2011 to 12/31/2011.........  $11.26343    $11.14873         0
    01/01/2012 to 12/31/2012.........  $11.14873    $12.62690         0
    01/01/2013 to 12/31/2013.........  $12.62690    $16.94692         0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14539    $10.30010         0
    01/01/2010 to 12/31/2010.........  $10.30010    $11.51790         0
    01/01/2011 to 12/31/2011.........  $11.51790    $10.66059         0
    01/01/2012 to 12/31/2012.........  $10.66059    $11.86940         0
    01/01/2013 to 12/31/2013.........  $11.86940    $15.33933         0
 AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09111    $ 9.51468         0
    01/01/2008 to 12/31/2008.........  $ 9.51468    $ 5.47387         0
    01/01/2009 to 12/31/2009.........  $ 5.47387    $ 6.42843         0
    01/01/2010 to 12/31/2010.........  $ 6.42843    $ 7.15276         0
    01/01/2011 to 12/31/2011.........  $ 7.15276    $ 6.73906         0
    01/01/2012 to 12/31/2012.........  $ 6.73906    $ 7.74523         0
    01/01/2013 to 12/31/2013.........  $ 7.74523    $10.65154         0
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.12082    $10.62167         0
    01/01/2008 to 12/31/2008.........  $10.62167    $ 5.88400         0
    01/01/2009 to 12/31/2009.........  $ 5.88400    $ 7.50737         0
    01/01/2010 to 12/31/2010.........  $ 7.50737    $ 8.83994         0
    01/01/2011 to 12/31/2011.........  $ 8.83994    $ 8.61297         0
    01/01/2012 to 12/31/2012.........  $ 8.61297    $ 9.50769         0
    01/01/2013 to 12/31/2013.........  $ 9.50769    $12.77151         0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.02297    $10.18268         0
    01/01/2008 to 12/31/2008.........  $10.18268    $ 7.68422         0
    01/01/2009 to 12/31/2009.........  $ 7.68422    $10.17046         0
    01/01/2010 to 12/31/2010.........  $10.17046    $11.34198         0
    01/01/2011 to 12/31/2011.........  $11.34198    $12.28703         0
    01/01/2012 to 12/31/2012.........  $12.28703    $12.79772         0
    01/01/2013 to 12/31/2013.........  $12.79772    $12.33205         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06288    $10.28019         0
    01/01/2008 to 12/31/2008.........  $10.28019    $ 6.67246         0
    01/01/2009 to 12/31/2009.........  $ 6.67246    $ 8.62801         0
    01/01/2010 to 12/31/2010.........  $ 8.62801    $ 9.50583         0
    01/01/2011 to 12/31/2011.........  $ 9.50583    $ 9.05443         0
    01/01/2012 to 12/31/2012.........  $ 9.05443    $10.95749         0
    01/01/2013 to 12/31/2013.........  $10.95749    $13.75186         0
 AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.11638    $10.62305         0
    01/01/2008 to 12/31/2008.........  $10.62305    $ 6.65333         0
    01/01/2009 to 12/31/2009.........  $ 6.65333    $ 8.13214         0
    01/01/2010 to 12/31/2010.........  $ 8.13214    $ 9.01845         0
    01/01/2011 to 12/31/2011.........  $ 9.01845    $ 8.81514         0
    01/01/2012 to 12/31/2012.........  $ 8.81514    $10.14839         0
    01/01/2013 to 12/31/2013.........  $10.14839    $13.64166         0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99862    $10.19600         0
    01/01/2013 to 12/31/2013.........  $10.19600    $13.48485         0
 AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.10856    $ 9.75005         0
    01/01/2008 to 12/31/2008.........  $ 9.75005    $ 5.93190         0
    01/01/2009 to 12/31/2009.........  $ 5.93190    $ 8.10076         0
    01/01/2010 to 12/31/2010.........  $ 8.10076    $ 9.84588         0
    01/01/2011 to 12/31/2011.........  $ 9.84588    $ 9.34739         0
    01/01/2012 to 12/31/2012.........  $ 9.34739    $10.88306         0
    01/01/2013 to 12/31/2013.........  $10.88306    $14.16999         0
 AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99951    $10.09744         0
    01/01/2008 to 12/31/2008.........  $10.09744    $10.17767         0
    01/01/2009 to 12/31/2009.........  $10.17767    $10.03209         0
    01/01/2010 to 12/31/2010.........  $10.03209    $ 9.86698         0
    01/01/2011 to 12/31/2011.........  $ 9.86698    $ 9.70434         0
    01/01/2012 to 12/31/2012.........  $ 9.70434    $ 9.54272         0
    01/01/2013 to 12/31/2013.........  $ 9.54272    $ 9.38307         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15067    $10.10265         0
    01/01/2008 to 12/31/2008.........  $10.10265    $ 5.73576         0
    01/01/2009 to 12/31/2009.........  $ 5.73576    $ 7.93225         0
    01/01/2010 to 12/31/2010.........  $ 7.93225    $ 9.62757         0
    01/01/2011 to 12/31/2011.........  $ 9.62757    $ 9.23167         0
    01/01/2012 to 12/31/2012.........  $ 9.23167    $10.63186         0
    01/01/2013 to 12/31/2013.........  $10.63186    $14.84570         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15100    $10.36749         0
    01/01/2008 to 12/31/2008.........  $10.36749    $ 5.79188         0
    01/01/2009 to 12/31/2009.........  $ 5.79188    $ 7.39154         0
    01/01/2010 to 12/31/2010.........  $ 7.39154    $ 9.35229         0
    01/01/2011 to 12/31/2011.........  $ 9.35229    $ 9.35130         0
    01/01/2012 to 12/31/2012.........  $ 9.35130    $10.33333         0
    01/01/2013 to 12/31/2013.........  $10.33333    $13.47420         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.15137    $10.88844         0
    01/01/2008 to 12/31/2008.........  $10.88844    $ 6.15199         0
    01/01/2009 to 12/31/2009.........  $ 6.15199    $ 7.41410         0
    01/01/2010 to 12/31/2010.........  $ 7.41410    $ 8.76777         0
    01/01/2011 to 04/29/2011.........  $ 8.76777    $ 9.83375         0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99862    $10.32216         0
    01/01/2013 to 12/31/2013.........  $10.32216    $12.06936         0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10136    $ 5.57335         0
    01/01/2009 to 12/31/2009.........  $ 5.57335    $ 9.12527         0
    01/01/2010 to 12/31/2010.........  $ 9.12527    $10.97104         0
    01/01/2011 to 12/31/2011.........  $10.97104    $ 8.60101         0
    01/01/2012 to 12/31/2012.........  $ 8.60101    $ 9.97337         0
    01/01/2013 to 12/31/2013.........  $ 9.97337    $ 9.82853         0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99815    $10.29756         0
    01/01/2008 to 12/31/2008.........  $10.29756    $10.23824         0
    01/01/2009 to 12/31/2009.........  $10.23824    $11.09694         0
    01/01/2010 to 12/31/2010.........  $11.09694    $11.33686         0
    01/01/2011 to 12/31/2011.........  $11.33686    $11.39825         0
    01/01/2012 to 12/31/2012.........  $11.39825    $11.73361         0
    01/01/2013 to 12/31/2013.........  $11.73361    $11.28659         0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.99815    $10.48561         0
    01/01/2008 to 12/31/2008.........  $10.48561    $10.07735         0
    01/01/2009 to 12/31/2009.........  $10.07735    $11.54657         0
    01/01/2010 to 12/31/2010.........  $11.54657    $12.22988         0
    01/01/2011 to 12/31/2011.........  $12.22988    $12.40784         0
    01/01/2012 to 12/31/2012.........  $12.40784    $13.33751         0
    01/01/2013 to 12/31/2013.........  $13.33751    $12.87363         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.03349    $10.36204           0
    01/01/2008 to 12/31/2008.........  $10.36204    $ 8.20346           0
    01/01/2009 to 12/31/2009.........  $ 8.20346    $ 9.68266           0
    01/01/2010 to 12/31/2010.........  $ 9.68266    $10.52738           0
    01/01/2011 to 12/31/2011.........  $10.52738    $10.45482           0
    01/01/2012 to 12/31/2012.........  $10.45482    $11.34635           0
    01/01/2013 to 12/31/2013.........  $11.34635    $12.18450           0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06784    $10.24921           0
    01/01/2008 to 12/31/2008.........  $10.24921    $ 5.97509       5,571
    01/01/2009 to 12/31/2009.........  $ 5.97509    $ 7.40130       5,567
    01/01/2010 to 12/31/2010.........  $ 7.40130    $ 8.66171       5,564
    01/01/2011 to 12/31/2011.........  $ 8.66171    $ 7.98786       5,561
    01/01/2012 to 12/31/2012.........  $ 7.98786    $ 8.86900       5,558
    01/01/2013 to 12/31/2013.........  $ 8.86900    $10.20562       5,555
 AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08932    $ 9.70245           0
    01/01/2008 to 12/31/2008.........  $ 9.70245    $ 5.84646           0
    01/01/2009 to 12/31/2009.........  $ 5.84646    $ 7.00319           0
    01/01/2010 to 12/31/2010.........  $ 7.00319    $ 7.92253           0
    01/01/2011 to 12/31/2011.........  $ 7.92253    $ 8.05960           0
    01/01/2012 to 12/31/2012.........  $ 8.05960    $ 9.41497           0
    01/01/2013 to 12/31/2013.........  $ 9.41497    $12.25979           0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99861    $ 8.89866           0
    01/01/2012 to 12/31/2012.........  $ 8.89866    $ 9.90099           0
    01/01/2013 to 12/31/2013.........  $ 9.90099    $11.91604           0
 AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08109    $ 7.34558           0
    01/01/2009 to 12/31/2009.........  $ 7.34558    $ 8.91204           0
    01/01/2010 to 12/31/2010.........  $ 8.91204    $ 9.80747           0
    01/01/2011 to 12/31/2011.........  $ 9.80747    $ 9.46863           0
    01/01/2012 to 12/31/2012.........  $ 9.46863    $10.26743           0
    01/01/2013 to 12/31/2013.........  $10.26743    $11.35166           0
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09927    $ 6.69672           0
    01/01/2009 to 12/31/2009.........  $ 6.69672    $ 8.35282           0
    01/01/2010 to 12/31/2010.........  $ 8.35282    $ 9.39126           0
    01/01/2011 to 12/31/2011.........  $ 9.39126    $ 9.01392           0
    01/01/2012 to 12/31/2012.........  $ 9.01392    $10.27246           0
    01/01/2013 to 12/31/2013.........  $10.27246    $11.92498           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06777    $10.28928         0
    01/01/2008 to 12/31/2008.........  $10.28928    $ 7.06265         0
    01/01/2009 to 12/31/2009.........  $ 7.06265    $ 8.84835         0
    01/01/2010 to 12/31/2010.........  $ 8.84835    $ 9.72815         0
    01/01/2011 to 12/31/2011.........  $ 9.72815    $ 9.24234         0
    01/01/2012 to 12/31/2012.........  $ 9.24234    $10.09973         0
    01/01/2013 to 12/31/2013.........  $10.09973    $11.36092         0
 AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.09118    $ 9.96110         0
    01/01/2008 to 12/31/2008.........  $ 9.96110    $ 6.36649         0
    01/01/2009 to 12/31/2009.........  $ 6.36649    $ 8.38268         0
    01/01/2010 to 12/31/2010.........  $ 8.38268    $11.24433         0
    01/01/2011 to 12/31/2011.........  $11.24433    $10.94837         0
    01/01/2012 to 12/31/2012.........  $10.94837    $12.07585         0
    01/01/2013 to 12/31/2013.........  $12.07585    $16.05050         0
 AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08521    $ 9.33168         0
    01/01/2008 to 12/31/2008.........  $ 9.33168    $ 6.44885         0
    01/01/2009 to 12/31/2009.........  $ 6.44885    $ 8.05322         0
    01/01/2010 to 12/31/2010.........  $ 8.05322    $ 9.97697         0
    01/01/2011 to 12/31/2011.........  $ 9.97697    $ 9.22409         0
    01/01/2012 to 12/31/2012.........  $ 9.22409    $10.71679         0
    01/01/2013 to 12/31/2013.........  $10.71679    $14.47891         0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.06319    $10.10841         0
    01/01/2008 to 12/31/2008.........  $10.10841    $ 7.36066         0
    01/01/2009 to 12/31/2009.........  $ 7.36066    $ 8.98477         0
    01/01/2010 to 12/31/2010.........  $ 8.98477    $ 9.85367         0
    01/01/2011 to 12/31/2011.........  $ 9.85367    $ 9.88135         0
    01/01/2012 to 12/31/2012.........  $ 9.88135    $11.02726         0
    01/01/2013 to 12/31/2013.........  $11.02726    $12.66807         0
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.08990    $ 9.44027         0
    01/01/2008 to 12/31/2008.........  $ 9.44027    $ 5.39439         0
    01/01/2009 to 12/31/2009.........  $ 5.39439    $ 6.56645         0
    01/01/2010 to 12/31/2010.........  $ 6.56645    $ 7.31183         0
    01/01/2011 to 12/31/2011.........  $ 7.31183    $ 7.07190         0
    01/01/2012 to 12/31/2012.........  $ 7.07190    $ 8.15303         0
    01/01/2013 to 12/31/2013.........  $ 8.15303    $10.39660         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.14370    $10.00708         0
    01/01/2008 to 12/31/2008.........  $10.00708    $ 5.84797         0
    01/01/2009 to 12/31/2009.........  $ 5.84797    $ 8.81937         0
    01/01/2010 to 12/31/2010.........  $ 8.81937    $10.04316         0
    01/01/2011 to 12/31/2011.........  $10.04316    $ 9.70810         0
    01/01/2012 to 12/31/2012.........  $ 9.70810    $11.22400         0
    01/01/2013 to 12/31/2013.........  $11.22400    $15.89542         0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.21158    $11.52768         0
    01/01/2008 to 12/31/2008.........  $11.52768    $ 5.66891         0
    01/01/2009 to 12/31/2009.........  $ 5.66891    $ 8.32488         0
    01/01/2010 to 12/31/2010.........  $ 8.32488    $ 9.86005         0
    01/01/2011 to 12/31/2011.........  $ 9.86005    $ 8.24906         0
    01/01/2012 to 12/31/2012.........  $ 8.24906    $ 8.40435         0
    01/01/2013 to 12/31/2013.........  $ 8.40435    $ 9.53493         0
 AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.98144    $10.53870         0
    01/01/2008 to 12/31/2008.........  $10.53870    $10.11020         0
    01/01/2009 to 12/31/2009.........  $10.11020    $11.14552         0
    01/01/2010 to 12/31/2010.........  $11.14552    $11.58863         0
    01/01/2011 to 12/31/2011.........  $11.58863    $11.86517         0
    01/01/2012 to 12/31/2012.........  $11.86517    $12.27616         0
    01/01/2013 to 12/31/2013.........  $12.27616    $11.61787         0
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.10350    $10.22335         0
    01/01/2008 to 12/31/2008.........  $10.22335    $ 5.79748         0
    01/01/2009 to 12/31/2009.........  $ 5.79748    $ 7.32143         0
    01/01/2010 to 12/31/2010.........  $ 7.32143    $ 8.25276         0
    01/01/2011 to 12/31/2011.........  $ 8.25276    $ 7.83460         0
    01/01/2012 to 12/31/2012.........  $ 7.83460    $ 8.55140         0
    01/01/2013 to 12/31/2013.........  $ 8.55140    $10.13255         0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99861    $ 9.97925         0
    01/01/2008 to 12/31/2008.........  $ 9.97925    $ 9.30103         0
    01/01/2009 to 12/31/2009.........  $ 9.30103    $10.20914         0
    01/01/2010 to 12/31/2010.........  $10.20914    $10.82122         0
    01/01/2011 to 12/31/2011.........  $10.82122    $11.28166         0
    01/01/2012 to 12/31/2012.........  $11.28166    $11.96400         0
    01/01/2013 to 12/31/2013.........  $11.96400    $11.58840         0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07810    $ 6.64193         0
    01/01/2009 to 12/31/2009.........  $ 6.64193    $ 8.49448         0
    01/01/2010 to 12/31/2010.........  $ 8.49448    $ 9.20782         0
    01/01/2011 to 12/31/2011.........  $ 9.20782    $ 8.90286         0
    01/01/2012 to 09/21/2012.........  $ 8.90286    $ 9.97254         0



* Denotes the start date of these sub-accounts

                               PREMIER BB SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (1.75%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.58438    $ 9.26448     5,326,490
    01/01/2010 to 12/31/2010.........  $ 9.26448    $10.19462     5,089,366
    01/01/2011 to 12/31/2011.........  $10.19462    $ 9.75312     4,414,821
    01/01/2012 to 12/31/2012.........  $ 9.75312    $10.78971     4,205,446
    01/01/2013 to 12/31/2013.........  $10.78971    $11.66170     3,885,835
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.78881    $ 9.65571     1,546,021
    01/01/2010 to 12/31/2010.........  $ 9.65571    $10.79033     1,571,211
    01/01/2011 to 12/31/2011.........  $10.79033    $10.61693     1,431,282
    01/01/2012 to 12/31/2012.........  $10.61693    $11.85825     1,399,765
    01/01/2013 to 12/31/2013.........  $11.85825    $13.58391     1,405,413
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.47791    $ 8.03080         6,596
    01/01/2010 to 12/31/2010.........  $ 8.03080    $ 8.98555        11,755
    01/01/2011 to 12/31/2011.........  $ 8.98555    $ 9.14661         2,574
    01/01/2012 to 05/04/2012.........  $ 9.14661    $ 9.93586             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.93555    $ 9.55557     2,782,580
    01/01/2010 to 12/31/2010.........  $ 9.55557    $10.54773     2,691,285
    01/01/2011 to 12/31/2011.........  $10.54773    $10.24057     2,316,352
    01/01/2012 to 12/31/2012.........  $10.24057    $11.31975     2,212,535
    01/01/2013 to 12/31/2013.........  $11.31975    $13.08835     2,118,897
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99857    $ 9.16255        12,751
    01/01/2012 to 12/31/2012.........  $ 9.16255    $10.07596        22,426
    01/01/2013 to 12/31/2013.........  $10.07596    $10.97739        22,367

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99857    $10.49507        1,806
 AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009.........  $ 9.68422    $ 9.38572            0
    01/01/2010 to 12/31/2010.........  $ 9.38572    $10.19992            0
    01/01/2011 to 12/31/2011.........  $10.19992    $10.99092            0
    01/01/2012 to 12/31/2012.........  $10.99092    $11.25150            0
    01/01/2013 to 12/31/2013.........  $11.25150    $10.98198            0
 AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009.........  $11.37811    $11.12056            0
    01/01/2010 to 12/31/2010.........  $11.12056    $12.15179            0
    01/01/2011 to 12/31/2011.........  $12.15179    $13.56492            0
    01/01/2012 to 12/31/2012.........  $13.56492    $14.09333            0
    01/01/2013 to 12/31/2013.........  $14.09333    $13.41564            0
 AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009.........  $11.33898    $10.98780            0
    01/01/2010 to 12/31/2010.........  $10.98780    $12.02578          100
    01/01/2011 to 12/31/2011.........  $12.02578    $13.70693          506
    01/01/2012 to 12/31/2012.........  $13.70693    $14.26024            0
    01/01/2013 to 12/31/2013.........  $14.26024    $13.33784            0
 AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009.........  $ 9.37595    $ 8.79604            0
    01/01/2010 to 12/31/2010.........  $ 8.79604    $ 9.66876       58,389
    01/01/2011 to 12/31/2011.........  $ 9.66876    $11.27734           95
    01/01/2012 to 12/31/2012.........  $11.27734    $11.78346            0
    01/01/2013 to 12/31/2013.........  $11.78346    $10.82629            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99810    $11.01729       38,657
    01/01/2011 to 12/31/2011.........  $11.01729    $13.02623      638,952
    01/01/2012 to 12/31/2012.........  $13.02623    $13.67162      227,008
    01/01/2013 to 12/31/2013.........  $13.67162    $12.49582       26,076
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99857    $12.03025      286,401
    01/01/2012 to 12/31/2012.........  $12.03025    $12.51433      365,575
    01/01/2013 to 12/31/2013.........  $12.51433    $11.10044       18,376

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99810    $10.40740       255,326
    01/01/2013 to 12/31/2013.........  $10.40740    $ 9.18516       928,295
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99905    $ 8.75667       617,813
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.32460    $ 9.00313     5,643,870
    01/01/2010 to 12/31/2010.........  $ 9.00313    $10.03170     5,740,105
    01/01/2011 to 12/31/2011.........  $10.03170    $ 9.62010     5,142,553
    01/01/2012 to 12/31/2012.........  $ 9.62010    $10.75186     5,122,405
    01/01/2013 to 12/31/2013.........  $10.75186    $12.96360     5,014,287
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99857    $11.65594             0
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.21355    $ 7.88735         3,042
    01/01/2010 to 12/31/2010.........  $ 7.88735    $ 9.97588         3,002
    01/01/2011 to 12/31/2011.........  $ 9.97588    $10.45070         1,299
    01/01/2012 to 12/31/2012.........  $10.45070    $11.84713         2,109
    01/01/2013 to 12/31/2013.........  $11.84713    $12.00823           602
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99857    $ 9.68473         5,799
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.97110    $ 7.78612         2,497
    01/01/2010 to 12/31/2010.........  $ 7.78612    $10.14271         7,539
    01/01/2011 to 12/31/2011.........  $10.14271    $ 8.66144         4,659
    01/01/2012 to 12/31/2012.........  $ 8.66144    $10.22095         6,891
    01/01/2013 to 12/31/2013.........  $10.22095    $14.14486         4,877
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.47031    $ 8.93974        26,953
    01/01/2010 to 12/31/2010.........  $ 8.93974    $ 9.95667        62,320
    01/01/2011 to 12/31/2011.........  $ 9.95667    $ 9.54376        42,822
    01/01/2012 to 12/31/2012.........  $ 9.54376    $10.65837        53,623
    01/01/2013 to 12/31/2013.........  $10.65837    $12.48890        42,518

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.14653    $ 8.79712     1,202,613
    01/01/2010 to 12/31/2010.........  $ 8.79712    $ 9.88773     1,180,706
    01/01/2011 to 12/31/2011.........  $ 9.88773    $ 9.57167       945,215
    01/01/2012 to 12/31/2012.........  $ 9.57167    $10.40722       936,387
    01/01/2013 to 12/31/2013.........  $10.40722    $11.73797       880,780
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99858    $10.74305       220,133
    01/01/2013 to 12/31/2013.........  $10.74305    $13.14209       215,841
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99857    $10.81138        10,330
 AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.72759    $ 8.11460         4,642
    01/01/2010 to 12/31/2010.........  $ 8.11460    $ 9.58600         8,225
    01/01/2011 to 12/31/2011.........  $ 9.58600    $ 8.94656         4,220
    01/01/2012 to 12/31/2012.........  $ 8.94656    $11.14928         7,623
    01/01/2013 to 12/31/2013.........  $11.14928    $11.43388         7,791
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.72494    $ 9.89579         4,004
    01/01/2010 to 12/31/2010.........  $ 9.89579    $10.72625         4,220
    01/01/2011 to 12/31/2011.........  $10.72625    $10.12478         1,716
    01/01/2012 to 12/31/2012.........  $10.12478    $11.91711         2,091
    01/01/2013 to 12/31/2013.........  $11.91711    $15.19533           572
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.43986    $ 7.78118         4,897
    01/01/2010 to 12/31/2010.........  $ 7.78118    $ 8.63286         9,895
    01/01/2011 to 12/31/2011.........  $ 8.63286    $ 8.01634         5,256
    01/01/2012 to 12/31/2012.........  $ 8.01634    $ 9.42776         7,881
    01/01/2013 to 12/31/2013.........  $ 9.42776    $12.37349         4,325
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.73522    $10.39351         7,059
    01/01/2010 to 12/31/2010.........  $10.39351    $12.24001         9,473
    01/01/2011 to 12/31/2011.........  $12.24001    $11.67165         4,236
    01/01/2012 to 12/31/2012.........  $11.67165    $13.72046         5,315
    01/01/2013 to 12/31/2013.........  $13.72046    $17.82536         2,696
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.78411    $ 9.23061       196,954
    01/01/2010 to 12/31/2010.........  $ 9.23061    $10.12402       196,131
    01/01/2011 to 12/31/2011.........  $10.12402    $ 9.89972       158,625
    01/01/2012 to 12/31/2012.........  $ 9.89972    $10.71473       162,464
    01/01/2013 to 12/31/2013.........  $10.71473    $11.56473       115,142

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.40937    $ 9.52067            0
    01/01/2010 to 12/31/2010.........  $ 9.52067    $11.86158          678
    01/01/2011 to 12/31/2011.........  $11.86158    $11.80975          427
    01/01/2012 to 12/31/2012.........  $11.80975    $13.42742          693
    01/01/2013 to 12/31/2013.........  $13.42742    $18.31854          267
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.19335    $ 7.84238        2,315
    01/01/2010 to 12/31/2010.........  $ 7.84238    $ 8.66644        2,249
    01/01/2011 to 12/31/2011.........  $ 8.66644    $ 8.47561        1,076
    01/01/2012 to 12/31/2012.........  $ 8.47561    $ 9.44585        1,382
    01/01/2013 to 12/31/2013.........  $ 9.44585    $12.49812          481
 AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.27974    $10.37011        4,733
    01/01/2010 to 12/31/2010.........  $10.37011    $11.56763        6,252
    01/01/2011 to 12/31/2011.........  $11.56763    $11.72970        3,189
    01/01/2012 to 12/31/2012.........  $11.72970    $13.12705        4,253
    01/01/2013 to 12/31/2013.........  $13.12705    $13.82773        1,412
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.15048    $ 8.06631        4,243
    01/01/2010 to 12/31/2010.........  $ 8.06631    $ 9.07693        5,838
    01/01/2011 to 12/31/2011.........  $ 9.07693    $ 7.76802        3,046
    01/01/2012 to 12/31/2012.........  $ 7.76802    $ 9.18910        3,757
    01/01/2013 to 12/31/2013.........  $ 9.18910    $10.75208        1,470
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.83892    $ 8.87760        3,530
    01/01/2010 to 12/31/2010.........  $ 8.87760    $ 9.69193        7,861
    01/01/2011 to 12/31/2011.........  $ 9.69193    $ 8.33006        3,732
    01/01/2012 to 12/31/2012.........  $ 8.33006    $ 9.55185        4,899
    01/01/2013 to 12/31/2013.........  $ 9.55185    $11.21503        1,633
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.77146    $11.73237      128,909
    01/01/2010 to 12/31/2010.........  $11.73237    $12.77720       95,027
    01/01/2011 to 12/31/2011.........  $12.77720    $14.12060      187,387
    01/01/2012 to 12/31/2012.........  $14.12060    $15.18209       87,772
    01/01/2013 to 12/31/2013.........  $15.18209    $14.44607       53,556
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.26577    $ 8.88380       67,144
    01/01/2010 to 12/31/2010.........  $ 8.88380    $ 9.93736      119,181
    01/01/2011 to 12/31/2011.........  $ 9.93736    $ 9.71107       68,162
    01/01/2012 to 12/31/2012.........  $ 9.71107    $10.84004       76,152
    01/01/2013 to 12/31/2013.........  $10.84004    $12.38828       87,349

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.50773    $ 8.75281        5,437
    01/01/2010 to 12/31/2010.........  $ 8.75281    $ 9.21909       12,381
    01/01/2011 to 12/31/2011.........  $ 9.21909    $ 8.23160        7,644
    01/01/2012 to 12/31/2012.........  $ 8.23160    $ 9.86225        8,602
    01/01/2013 to 12/31/2013.........  $ 9.86225    $11.18153        5,562
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.83226    $10.24727      458,937
    01/01/2010 to 12/31/2010.........  $10.24727    $10.80817      460,917
    01/01/2011 to 12/31/2011.........  $10.80817    $10.64726      472,112
    01/01/2012 to 12/31/2012.........  $10.64726    $11.58557      484,380
    01/01/2013 to 12/31/2013.........  $11.58557    $12.64248      479,530
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08396    $10.28967          219
    01/01/2010 to 12/31/2010.........  $10.28967    $11.25705        2,266
    01/01/2011 to 12/31/2011.........  $11.25705    $11.13692        1,226
    01/01/2012 to 12/31/2012.........  $11.13692    $12.60745        1,644
    01/01/2013 to 12/31/2013.........  $12.60745    $16.91249        1,346
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14535    $10.29945            0
    01/01/2010 to 12/31/2010.........  $10.29945    $11.51148        3,884
    01/01/2011 to 12/31/2011.........  $11.51148    $10.64939        4,117
    01/01/2012 to 12/31/2012.........  $10.64939    $11.85108          107
    01/01/2013 to 12/31/2013.........  $11.85108    $15.30798           44
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.58515    $ 7.08407        1,262
    01/01/2010 to 12/31/2010.........  $ 7.08407    $ 7.87845        7,746
    01/01/2011 to 12/31/2011.........  $ 7.87845    $ 7.41911        3,072
    01/01/2012 to 12/31/2012.........  $ 7.41911    $ 8.52255        3,715
    01/01/2013 to 12/31/2013.........  $ 8.52255    $11.71491        1,734
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.39753    $ 8.14798        7,793
    01/01/2010 to 12/31/2010.........  $ 8.14798    $ 9.58964       14,449
    01/01/2011 to 12/31/2011.........  $ 9.58964    $ 9.33879        7,967
    01/01/2012 to 12/31/2012.........  $ 9.33879    $10.30371       11,859
    01/01/2013 to 12/31/2013.........  $10.30371    $13.83409        6,287

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.02771    $10.89824        2,313
    01/01/2010 to 12/31/2010.........  $10.89824    $12.14768        1,264
    01/01/2011 to 12/31/2011.........  $12.14768    $13.15337        1,206
    01/01/2012 to 12/31/2012.........  $13.15337    $13.69343        2,725
    01/01/2013 to 12/31/2013.........  $13.69343    $13.18866          793
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.52319    $10.00657        4,376
    01/01/2010 to 12/31/2010.........  $10.00657    $11.01926        2,936
    01/01/2011 to 12/31/2011.........  $11.01926    $10.49074        1,831
    01/01/2012 to 12/31/2012.........  $10.49074    $12.68948        2,419
    01/01/2013 to 12/31/2013.........  $12.68948    $15.91756          647
 AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.39300    $ 8.97986          604
    01/01/2010 to 12/31/2010.........  $ 8.97986    $ 9.95374        4,601
    01/01/2011 to 12/31/2011.........  $ 9.95374    $ 9.72471        1,801
    01/01/2012 to 12/31/2012.........  $ 9.72471    $11.19006        1,984
    01/01/2013 to 12/31/2013.........  $11.19006    $15.03451          522
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99858    $10.19406            0
    01/01/2013 to 12/31/2013.........  $10.19406    $13.47564            0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.56293    $ 8.71638        1,504
    01/01/2010 to 12/31/2010.........  $ 8.71638    $10.58897        1,510
    01/01/2011 to 12/31/2011.........  $10.58897    $10.04800          608
    01/01/2012 to 12/31/2012.........  $10.04800    $11.69310          766
    01/01/2013 to 12/31/2013.........  $11.69310    $15.21723          289
 AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.55669    $10.44180       27,394
    01/01/2010 to 12/31/2010.........  $10.44180    $10.26477       20,194
    01/01/2011 to 12/31/2011.........  $10.26477    $10.09057       14,484
    01/01/2012 to 12/31/2012.........  $10.09057    $ 9.91778       11,183
    01/01/2013 to 12/31/2013.........  $ 9.91778    $ 9.74711        4,286
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.95154    $ 8.07728        1,187
    01/01/2010 to 12/31/2010.........  $ 8.07728    $ 9.79886        3,335
    01/01/2011 to 12/31/2011.........  $ 9.79886    $ 9.39128        1,377
    01/01/2012 to 12/31/2012.........  $ 9.39128    $10.81040        1,972
    01/01/2013 to 12/31/2013.........  $10.81040    $15.08767          699

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02848    $10.06951             0
    01/01/2012 to 12/31/2012.........  $10.06951    $10.37829             0
    01/01/2013 to 12/31/2013.........  $10.37829    $ 9.91079             0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.02355    $ 8.72450         3,055
    01/01/2010 to 12/31/2010.........  $ 8.72450    $11.03351         8,033
    01/01/2011 to 12/31/2011.........  $11.03351    $11.02690         3,421
    01/01/2012 to 12/31/2012.........  $11.02690    $12.17892         5,513
    01/01/2013 to 12/31/2013.........  $12.17892    $15.87285         3,614
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.15630    $ 7.49518         2,765
    01/01/2010 to 12/31/2010.........  $ 7.49518    $ 8.85927         3,680
    01/01/2011 to 04/29/2011.........  $ 8.85927    $ 9.93478             0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99858    $10.31874         3,239
    01/01/2013 to 12/31/2013.........  $10.31874    $12.05951         1,357
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.18191    $ 9.11891         4,932
    01/01/2010 to 12/31/2010.........  $ 9.11891    $10.95795        14,211
    01/01/2011 to 12/31/2011.........  $10.95795    $ 8.58654         9,133
    01/01/2012 to 12/31/2012.........  $ 8.58654    $ 9.95162        11,260
    01/01/2013 to 12/31/2013.........  $ 9.95162    $ 9.80229        10,042
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.92079    $11.48658         3,251
    01/01/2010 to 12/31/2010.........  $11.48658    $11.72926        11,456
    01/01/2011 to 12/31/2011.........  $11.72926    $11.78694         9,762
    01/01/2012 to 12/31/2012.........  $11.78694    $12.12782        10,369
    01/01/2013 to 12/31/2013.........  $12.12782    $11.66008           509
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.86732    $12.05880        52,387
    01/01/2010 to 12/31/2010.........  $12.05880    $12.76610        80,428
    01/01/2011 to 12/31/2011.........  $12.76610    $12.94556        46,981
    01/01/2012 to 12/31/2012.........  $12.94556    $13.90862        46,392
    01/01/2013 to 12/31/2013.........  $13.90862    $13.41826        23,193
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.94421    $10.38444     1,417,628
    01/01/2010 to 12/31/2010.........  $10.38444    $11.28481     1,469,096
    01/01/2011 to 12/31/2011.........  $11.28481    $11.20146     1,377,189
    01/01/2012 to 12/31/2012.........  $11.20146    $12.15069     1,420,177
    01/01/2013 to 12/31/2013.........  $12.15069    $13.04183     1,252,164

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01849    $10.06939             0
    01/01/2012 to 12/31/2012.........  $10.06939    $10.59962             0
    01/01/2013 to 12/31/2013.........  $10.59962    $10.17640             0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.66755    $ 8.13678     1,588,708
    01/01/2010 to 12/31/2010.........  $ 8.13678    $ 9.51787     1,677,327
    01/01/2011 to 12/31/2011.........  $ 9.51787    $ 8.77313     1,401,227
    01/01/2012 to 12/31/2012.........  $ 8.77313    $ 9.73603     1,364,157
    01/01/2013 to 12/31/2013.........  $ 9.73603    $11.19768     1,276,895
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.09113    $ 7.75928           534
    01/01/2010 to 12/31/2010.........  $ 7.75928    $ 8.77355           588
    01/01/2011 to 12/31/2011.........  $ 8.77355    $ 8.92102         5,253
    01/01/2012 to 12/31/2012.........  $ 8.92102    $10.41605           393
    01/01/2013 to 12/31/2013.........  $10.41605    $13.55651           147
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99857    $ 8.89568         1,189
    01/01/2012 to 12/31/2012.........  $ 8.89568    $ 9.89278         1,189
    01/01/2013 to 12/31/2013.........  $ 9.89278    $11.90029         1,189
 AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.47141    $ 8.90471       167,537
    01/01/2010 to 12/31/2010.........  $ 8.90471    $ 9.79462       219,911
    01/01/2011 to 12/31/2011.........  $ 9.79462    $ 9.45152       190,109
    01/01/2012 to 12/31/2012.........  $ 9.45152    $10.24388       198,399
    01/01/2013 to 12/31/2013.........  $10.24388    $11.32005       177,996
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.78100    $ 8.34595       120,538
    01/01/2010 to 12/31/2010.........  $ 8.34595    $ 9.37899       168,807
    01/01/2011 to 12/31/2011.........  $ 9.37899    $ 8.99772       123,003
    01/01/2012 to 12/31/2012.........  $ 8.99772    $10.24908       139,301
    01/01/2013 to 12/31/2013.........  $10.24908    $11.89196       149,104
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.89047    $ 9.71715       170,482
    01/01/2010 to 12/31/2010.........  $ 9.71715    $10.67818       242,375
    01/01/2011 to 12/31/2011.........  $10.67818    $10.13994       193,517
    01/01/2012 to 12/31/2012.........  $10.13994    $11.07516       201,244
    01/01/2013 to 12/31/2013.........  $11.07516    $12.45205       189,789

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.66830    $ 8.77180         2,301
    01/01/2010 to 12/31/2010.........  $ 8.77180    $11.76047         3,732
    01/01/2011 to 12/31/2011.........  $11.76047    $11.44523         1,577
    01/01/2012 to 12/31/2012.........  $11.44523    $12.61772         2,245
    01/01/2013 to 12/31/2013.........  $12.61772    $16.76255         1,274
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.43141    $ 8.36348         4,832
    01/01/2010 to 12/31/2010.........  $ 8.36348    $10.35634         6,939
    01/01/2011 to 12/31/2011.........  $10.35634    $ 9.57011         3,019
    01/01/2012 to 12/31/2012.........  $ 9.57011    $11.11346         3,775
    01/01/2013 to 12/31/2013.........  $11.11346    $15.00753         1,365
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.12791    $ 9.85774     1,077,905
    01/01/2010 to 12/31/2010.........  $ 9.85774    $10.80580     1,134,743
    01/01/2011 to 12/31/2011.........  $10.80580    $10.83087     1,009,735
    01/01/2012 to 12/31/2012.........  $10.83087    $12.08098     1,106,077
    01/01/2013 to 12/31/2013.........  $12.08098    $13.87192     1,185,143
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.69039    $ 7.28736           229
    01/01/2010 to 12/31/2010.........  $ 7.28736    $ 8.11059         1,352
    01/01/2011 to 12/31/2011.........  $ 8.11059    $ 7.84060           530
    01/01/2012 to 12/31/2012.........  $ 7.84060    $ 9.03488           673
    01/01/2013 to 12/31/2013.........  $ 9.03488    $11.51542         2,478
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.41735    $ 9.79749         6,044
    01/01/2010 to 12/31/2010.........  $ 9.79749    $11.15143        28,201
    01/01/2011 to 12/31/2011.........  $11.15143    $10.77407         8,146
    01/01/2012 to 12/31/2012.........  $10.77407    $12.45032         5,640
    01/01/2013 to 12/31/2013.........  $12.45032    $17.62352         3,661
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.31185    $ 9.78660        18,507
    01/01/2010 to 12/31/2010.........  $ 9.78660    $11.58555        26,610
    01/01/2011 to 12/31/2011.........  $11.58555    $ 9.68778        13,221
    01/01/2012 to 12/31/2012.........  $ 9.68778    $ 9.86519        13,931
    01/01/2013 to 12/31/2013.........  $ 9.86519    $11.18669         6,992

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.54579    $11.71854        6,106
    01/01/2010 to 12/31/2010.........  $11.71854    $12.17856        5,121
    01/01/2011 to 12/31/2011.........  $12.17856    $12.46302        4,174
    01/01/2012 to 12/31/2012.........  $12.46302    $12.88847        4,788
    01/01/2013 to 12/31/2013.........  $12.88847    $12.19127        2,761
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.45011    $ 8.20138       38,652
    01/01/2010 to 12/31/2010.........  $ 8.20138    $ 9.24013       44,538
    01/01/2011 to 12/31/2011.........  $ 9.24013    $ 8.76758       26,079
    01/01/2012 to 12/31/2012.........  $ 8.76758    $ 9.56505       31,664
    01/01/2013 to 12/31/2013.........  $ 9.56505    $11.32796       28,295
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.44766    $10.19841        6,401
    01/01/2010 to 12/31/2010.........  $10.19841    $10.80459        9,567
    01/01/2011 to 12/31/2011.........  $10.80459    $11.25875        5,671
    01/01/2012 to 12/31/2012.........  $11.25875    $11.93381        7,388
    01/01/2013 to 12/31/2013.........  $11.93381    $11.55346        4,421
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009.........  $ 6.64845    $ 8.48729      115,986
    01/01/2010 to 12/31/2010.........  $ 8.48729    $ 9.19556      209,200
    01/01/2011 to 12/31/2011.........  $ 9.19556    $ 8.88658      196,297
    01/01/2012 to 09/21/2012.........  $ 8.88658    $ 9.95078            0



* Denotes the start date of these sub-accounts

                               PREMIER BB SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (1.80%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.66793    $ 7.57016         0
    01/01/2009 to 12/31/2009.........  $ 7.57016    $ 9.24767         0
    01/01/2010 to 12/31/2010.........  $ 9.24767    $10.17096         0
    01/01/2011 to 12/31/2011.........  $10.17096    $ 9.72567         0
    01/01/2012 to 12/31/2012.........  $ 9.72567    $10.75412         0
    01/01/2013 to 12/31/2013.........  $10.75412    $11.61760         0
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.78166    $ 7.77480         0
    01/01/2009 to 12/31/2009.........  $ 7.77480    $ 9.63835         0
    01/01/2010 to 12/31/2010.........  $ 9.63835    $10.76564         0
    01/01/2011 to 12/31/2011.........  $10.76564    $10.58741         0
    01/01/2012 to 12/31/2012.........  $10.58741    $11.81948         0
    01/01/2013 to 12/31/2013.........  $11.81948    $13.53287         0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.02331    $ 6.92900         0
    01/01/2009 to 12/31/2009.........  $ 6.92900    $ 8.01628         0
    01/01/2010 to 12/31/2010.........  $ 8.01628    $ 8.96487         0
    01/01/2011 to 12/31/2011.........  $ 8.96487    $ 9.12113         0
    01/01/2012 to 05/04/2012.........  $ 9.12113    $ 9.90651         0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.74461    $ 7.87536         0
    01/01/2009 to 12/31/2009.........  $ 7.87536    $ 9.53832         0
    01/01/2010 to 12/31/2010.........  $ 9.53832    $10.52351         0
    01/01/2011 to 12/31/2011.........  $10.52351    $10.21197         0
    01/01/2012 to 12/31/2012.........  $10.21197    $11.28257         0
    01/01/2013 to 12/31/2013.........  $11.28257    $13.03897         0
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99853    $ 9.15952         0
    01/01/2012 to 12/31/2012.........  $ 9.15952    $10.06765         0
    01/01/2013 to 12/31/2013.........  $10.06765    $10.96293         0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99853    $10.49166         0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99902    $ 9.38108         0
    01/01/2010 to 12/31/2010.........  $ 9.38108    $10.18982         0
    01/01/2011 to 12/31/2011.........  $10.18982    $10.97479         0
    01/01/2012 to 12/31/2012.........  $10.97479    $11.22934         0
    01/01/2013 to 12/31/2013.........  $11.22934    $10.95476         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99854    $12.03844            0
    01/01/2009 to 12/31/2009.........  $12.03844    $11.11003            0
    01/01/2010 to 12/31/2010.........  $11.11003    $12.13429            0
    01/01/2011 to 12/31/2011.........  $12.13429    $13.53876            0
    01/01/2012 to 12/31/2012.........  $13.53876    $14.05927            0
    01/01/2013 to 12/31/2013.........  $14.05927    $13.37660            0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99854    $12.10728            0
    01/01/2009 to 12/31/2009.........  $12.10728    $10.97728            0
    01/01/2010 to 12/31/2010.........  $10.97728    $12.00827            0
    01/01/2011 to 12/31/2011.........  $12.00827    $13.68041            0
    01/01/2012 to 12/31/2012.........  $13.68041    $14.22553            0
    01/01/2013 to 12/31/2013.........  $14.22553    $13.29886            0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99902    $ 8.79160            0
    01/01/2010 to 12/31/2010.........  $ 8.79160    $ 9.65901            0
    01/01/2011 to 12/31/2011.........  $ 9.65901    $11.26044            0
    01/01/2012 to 12/31/2012.........  $11.26044    $11.75998            0
    01/01/2013 to 12/31/2013.........  $11.75998    $10.79935            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99804    $11.01180        8,111
    01/01/2011 to 12/31/2011.........  $11.01180    $13.01321       15,068
    01/01/2012 to 12/31/2012.........  $13.01321    $13.65123            0
    01/01/2013 to 12/31/2013.........  $13.65123    $12.47105            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99853    $12.02437            0
    01/01/2012 to 12/31/2012.........  $12.02437    $12.50204       13,762
    01/01/2013 to 12/31/2013.........  $12.50204    $11.08404            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99805    $10.40239            0
    01/01/2013 to 12/31/2013.........  $10.40239    $ 9.17622       35,005
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99902    $ 8.75235            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.64512    $ 7.29960            0
    01/01/2009 to 12/31/2009.........  $ 7.29960    $ 8.98690            0
    01/01/2010 to 12/31/2010.........  $ 8.98690    $10.00882            0
    01/01/2011 to 12/31/2011.........  $10.00882    $ 9.59353            0
    01/01/2012 to 12/31/2012.........  $ 9.59353    $10.71694            0
    01/01/2013 to 12/31/2013.........  $10.71694    $12.91509            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99853    $11.65110         0
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.54882    $ 6.07516         0
    01/01/2009 to 12/31/2009.........  $ 6.07516    $ 7.87308         0
    01/01/2010 to 12/31/2010.........  $ 7.87308    $ 9.95295         0
    01/01/2011 to 12/31/2011.........  $ 9.95295    $10.42158         0
    01/01/2012 to 12/31/2012.........  $10.42158    $11.80828         0
    01/01/2013 to 12/31/2013.........  $11.80828    $11.96291         0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $ 7.90885    $ 7.72699         0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99853    $ 9.68148         0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.69091    $ 5.96393         0
    01/01/2009 to 12/31/2009.........  $ 5.96393    $ 7.77201         0
    01/01/2010 to 12/31/2010.........  $ 7.77201    $10.11934         0
    01/01/2011 to 12/31/2011.........  $10.11934    $ 8.63723         0
    01/01/2012 to 12/31/2012.........  $ 8.63723    $10.18740         0
    01/01/2013 to 12/31/2013.........  $10.18740    $14.09149         0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10357    $ 7.50079         0
    01/01/2009 to 12/31/2009.........  $ 7.50079    $ 8.93234         0
    01/01/2010 to 12/31/2010.........  $ 8.93234    $ 9.94340         0
    01/01/2011 to 12/31/2011.........  $ 9.94340    $ 9.52637         0
    01/01/2012 to 12/31/2012.........  $ 9.52637    $10.63368         0
    01/01/2013 to 12/31/2013.........  $10.63368    $12.45377         0
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.69808    $ 7.21784         0
    01/01/2009 to 12/31/2009.........  $ 7.21784    $ 8.78121         0
    01/01/2010 to 12/31/2010.........  $ 8.78121    $ 9.86497         0
    01/01/2011 to 12/31/2011.........  $ 9.86497    $ 9.54494         0
    01/01/2012 to 12/31/2012.........  $ 9.54494    $10.37311         0
    01/01/2013 to 12/31/2013.........  $10.37311    $11.69372         0
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99854    $ 7.46903         0
    01/01/2009 to 11/13/2009.........  $ 7.46903    $ 8.34495         0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99854    $10.73940         0
    01/01/2013 to 12/31/2013.........  $10.73940    $13.13128         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99853    $10.80775         0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17522    $ 6.11016         0
    01/01/2009 to 12/31/2009.........  $ 6.11016    $ 8.10892         0
    01/01/2010 to 12/31/2010.........  $ 8.10892    $ 9.57456         0
    01/01/2011 to 12/31/2011.........  $ 9.57456    $ 8.93153         0
    01/01/2012 to 12/31/2012.........  $ 8.93153    $11.12501         0
    01/01/2013 to 12/31/2013.........  $11.12501    $11.40338         0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.25527    $ 6.73082         0
    01/01/2009 to 12/31/2009.........  $ 6.73082    $ 9.87807         0
    01/01/2010 to 12/31/2010.........  $ 9.87807    $10.70162         0
    01/01/2011 to 12/31/2011.........  $10.70162    $10.09654         0
    01/01/2012 to 12/31/2012.........  $10.09654    $11.87793         0
    01/01/2013 to 12/31/2013.........  $11.87793    $15.13790         0
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.55757    $ 6.63384         0
    01/01/2009 to 12/31/2009.........  $ 6.63384    $ 7.76698         0
    01/01/2010 to 12/31/2010.........  $ 7.76698    $ 8.61281         0
    01/01/2011 to 12/31/2011.........  $ 8.61281    $ 7.99378         0
    01/01/2012 to 12/31/2012.........  $ 7.99378    $ 9.39651         0
    01/01/2013 to 12/31/2013.........  $ 9.39651    $12.32654         0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.44056    $ 6.72291         0
    01/01/2009 to 12/31/2009.........  $ 6.72291    $10.37465         0
    01/01/2010 to 12/31/2010.........  $10.37465    $12.21170         0
    01/01/2011 to 12/31/2011.........  $12.21170    $11.63890         0
    01/01/2012 to 12/31/2012.........  $11.63890    $13.67539         0
    01/01/2013 to 12/31/2013.........  $13.67539    $17.75814         0
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08924    $ 7.60965         0
    01/01/2009 to 12/31/2009.........  $ 7.60965    $ 9.22304         0
    01/01/2010 to 12/31/2010.........  $ 9.22304    $10.11078         0
    01/01/2011 to 12/31/2011.........  $10.11078    $ 9.88185         0
    01/01/2012 to 12/31/2012.........  $ 9.88185    $10.69020         0
    01/01/2013 to 12/31/2013.........  $10.69020    $11.53249         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03342    $ 7.63533         0
    01/01/2009 to 12/31/2009.........  $ 7.63533    $ 9.51399         0
    01/01/2010 to 12/31/2010.........  $ 9.51399    $11.84749         0
    01/01/2011 to 12/31/2011.........  $11.84749    $11.78974         0
    01/01/2012 to 12/31/2012.........  $11.78974    $13.39812         0
    01/01/2013 to 12/31/2013.........  $13.39812    $18.26950         0
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23053    $ 6.73868         0
    01/01/2009 to 12/31/2009.........  $ 6.73868    $ 7.82812         0
    01/01/2010 to 12/31/2010.........  $ 7.82812    $ 8.64657         0
    01/01/2011 to 12/31/2011.........  $ 8.64657    $ 8.45207         0
    01/01/2012 to 12/31/2012.........  $ 8.45207    $ 9.41504         0
    01/01/2013 to 12/31/2013.........  $ 9.41504    $12.45129         0
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.51829    $ 7.77374         0
    01/01/2009 to 12/31/2009.........  $ 7.77374    $10.35129         0
    01/01/2010 to 12/31/2010.........  $10.35129    $11.54100         0
    01/01/2011 to 12/31/2011.........  $11.54100    $11.69693         0
    01/01/2012 to 12/31/2012.........  $11.69693    $13.08397         0
    01/01/2013 to 12/31/2013.........  $13.08397    $13.77548         0
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.04774    $ 6.05863         0
    01/01/2009 to 12/31/2009.........  $ 6.05863    $ 8.05179         0
    01/01/2010 to 12/31/2010.........  $ 8.05179    $ 9.05613         0
    01/01/2011 to 12/31/2011.........  $ 9.05613    $ 7.74633         0
    01/01/2012 to 12/31/2012.........  $ 7.74633    $ 9.15895         0
    01/01/2013 to 12/31/2013.........  $ 9.15895    $10.71159         0
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.22025    $ 6.91270         0
    01/01/2009 to 12/31/2009.........  $ 6.91270    $ 8.86147         0
    01/01/2010 to 12/31/2010.........  $ 8.86147    $ 9.66951         0
    01/01/2011 to 12/31/2011.........  $ 9.66951    $ 8.30663         0
    01/01/2012 to 12/31/2012.........  $ 8.30663    $ 9.52022         0
    01/01/2013 to 12/31/2013.........  $ 9.52022    $11.17246         0
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99854    $10.72041         0
    01/01/2009 to 12/31/2009.........  $10.72041    $11.72128         0
    01/01/2010 to 12/31/2010.........  $11.72128    $12.75879         0
    01/01/2011 to 12/31/2011.........  $12.75879    $14.09332         0
    01/01/2012 to 12/31/2012.........  $14.09332    $15.14529         0
    01/01/2013 to 12/31/2013.........  $15.14529    $14.40397         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11176    $ 7.13394         0
    01/01/2009 to 12/31/2009.........  $ 7.13394    $ 8.87666         0
    01/01/2010 to 12/31/2010.........  $ 8.87666    $ 9.92453         0
    01/01/2011 to 12/31/2011.........  $ 9.92453    $ 9.69377         0
    01/01/2012 to 12/31/2012.........  $ 9.69377    $10.81565         0
    01/01/2013 to 12/31/2013.........  $10.81565    $12.35425         0
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.32384    $ 6.54565         0
    01/01/2009 to 12/31/2009.........  $ 6.54565    $ 8.73715         0
    01/01/2010 to 12/31/2010.........  $ 8.73715    $ 9.19808         0
    01/01/2011 to 12/31/2011.........  $ 9.19808    $ 8.20882         0
    01/01/2012 to 12/31/2012.........  $ 8.20882    $ 9.83010         0
    01/01/2013 to 12/31/2013.........  $ 9.83010    $11.13965         0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.79862    $ 8.53380         0
    01/01/2009 to 12/31/2009.........  $ 8.53380    $10.22881         0
    01/01/2010 to 12/31/2010.........  $10.22881    $10.78339         0
    01/01/2011 to 12/31/2011.........  $10.78339    $10.61771         0
    01/01/2012 to 12/31/2012.........  $10.61771    $11.54778         0
    01/01/2013 to 12/31/2013.........  $11.54778    $12.59508         0
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08392    $10.28893         0
    01/01/2010 to 12/31/2010.........  $10.28893    $11.25088         0
    01/01/2011 to 12/31/2011.........  $11.25088    $11.12535         0
    01/01/2012 to 12/31/2012.........  $11.12535    $12.58806         0
    01/01/2013 to 12/31/2013.........  $12.58806    $16.87831         0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14530    $10.29877         0
    01/01/2010 to 12/31/2010.........  $10.29877    $11.50507         0
    01/01/2011 to 12/31/2011.........  $11.50507    $10.63826         0
    01/01/2012 to 12/31/2012.........  $10.63826    $11.83282         0
    01/01/2013 to 12/31/2013.........  $11.83282    $15.27691         0
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.92036    $ 6.02732         0
    01/01/2009 to 12/31/2009.........  $ 6.02732    $ 7.07131         0
    01/01/2010 to 12/31/2010.........  $ 7.07131    $ 7.86044         0
    01/01/2011 to 12/31/2011.........  $ 7.86044    $ 7.39857         0
    01/01/2012 to 12/31/2012.........  $ 7.39857    $ 8.49487         0
    01/01/2013 to 12/31/2013.........  $ 8.49487    $11.67099         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.37106    $ 6.38093         0
    01/01/2009 to 12/31/2009.........  $ 6.38093    $ 8.13344         0
    01/01/2010 to 12/31/2010.........  $ 8.13344    $ 9.56772         0
    01/01/2011 to 12/31/2011.........  $ 9.56772    $ 9.31287         0
    01/01/2012 to 12/31/2012.........  $ 9.31287    $10.27009         0
    01/01/2013 to 12/31/2013.........  $10.27009    $13.78212         0
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.67274    $ 8.22753         0
    01/01/2009 to 12/31/2009.........  $ 8.22753    $10.87864         0
    01/01/2010 to 12/31/2010.........  $10.87864    $12.11990         0
    01/01/2011 to 12/31/2011.........  $12.11990    $13.11683         0
    01/01/2012 to 12/31/2012.........  $13.11683    $13.64862         0
    01/01/2013 to 12/31/2013.........  $13.64862    $13.13915         0
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.88205    $ 7.73203         0
    01/01/2009 to 12/31/2009.........  $ 7.73203    $ 9.98846         0
    01/01/2010 to 12/31/2010.........  $ 9.98846    $10.99392         0
    01/01/2011 to 12/31/2011.........  $10.99392    $10.46150         0
    01/01/2012 to 12/31/2012.........  $10.46150    $12.64794         0
    01/01/2013 to 12/31/2013.........  $12.64794    $15.85766         0
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.72178    $ 7.34079         0
    01/01/2009 to 12/31/2009.........  $ 7.34079    $ 8.96358         0
    01/01/2010 to 12/31/2010.........  $ 8.96358    $ 9.93078         0
    01/01/2011 to 12/31/2011.........  $ 9.93078    $ 9.69742         0
    01/01/2012 to 12/31/2012.........  $ 9.69742    $11.15310         0
    01/01/2013 to 12/31/2013.........  $11.15310    $14.97749         0
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99854    $10.19227         0
    01/01/2013 to 12/31/2013.........  $10.19227    $13.46663         0
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.71384    $ 6.37746         0
    01/01/2009 to 12/31/2009.........  $ 6.37746    $ 8.70075         0
    01/01/2010 to 12/31/2010.........  $ 8.70075    $10.56476         0
    01/01/2011 to 12/31/2011.........  $10.56476    $10.02005         0
    01/01/2012 to 12/31/2012.........  $10.02005    $11.65476         0
    01/01/2013 to 12/31/2013.........  $11.65476    $15.15987         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.53168    $10.58460         0
    01/01/2009 to 12/31/2009.........  $10.58460    $10.42287         0
    01/01/2010 to 12/31/2010.........  $10.42287    $10.24097         0
    01/01/2011 to 12/31/2011.........  $10.24097    $10.06247         0
    01/01/2012 to 12/31/2012.........  $10.06247    $ 9.88535         0
    01/01/2013 to 12/31/2013.........  $ 9.88535    $ 9.71038         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.33158    $ 5.83598         0
    01/01/2009 to 12/31/2009.........  $ 5.83598    $ 8.06289         0
    01/01/2010 to 12/31/2010.........  $ 8.06289    $ 9.77667         0
    01/01/2011 to 12/31/2011.........  $ 9.77667    $ 9.36543         0
    01/01/2012 to 12/31/2012.........  $ 9.36543    $10.77542         0
    01/01/2013 to 12/31/2013.........  $10.77542    $15.03136         0
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02844    $10.06864         0
    01/01/2012 to 12/31/2012.........  $10.06864    $10.37220         0
    01/01/2013 to 12/31/2013.........  $10.37220    $ 9.90006         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.79963    $ 6.83068         0
    01/01/2009 to 12/31/2009.........  $ 6.83068    $ 8.70875         0
    01/01/2010 to 12/31/2010.........  $ 8.70875    $11.00805         0
    01/01/2011 to 12/31/2011.........  $11.00805    $10.99594         0
    01/01/2012 to 12/31/2012.........  $10.99594    $12.13876         0
    01/01/2013 to 12/31/2013.........  $12.13876    $15.81268         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.55849    $ 6.21411         0
    01/01/2009 to 12/31/2009.........  $ 6.21411    $ 7.48169         0
    01/01/2010 to 12/31/2010.........  $ 7.48169    $ 8.83896         0
    01/01/2011 to 04/29/2011.........  $ 8.83896    $ 9.91034         0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99854    $10.31532         0
    01/01/2013 to 12/31/2013.........  $10.31532    $12.04952         0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10128    $ 5.57086         0
    01/01/2009 to 12/31/2009.........  $ 5.57086    $ 9.11223         0
    01/01/2010 to 12/31/2010.........  $ 9.11223    $10.94456         0
    01/01/2011 to 12/31/2011.........  $10.94456    $ 8.57180         0
    01/01/2012 to 12/31/2012.........  $ 8.57180    $ 9.92970         0
    01/01/2013 to 12/31/2013.........  $ 9.92970    $ 9.77583         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.95548    $10.58896         0
    01/01/2009 to 12/31/2009.........  $10.58896    $11.46586         0
    01/01/2010 to 12/31/2010.........  $11.46586    $11.70221         0
    01/01/2011 to 12/31/2011.........  $11.70221    $11.75406         0
    01/01/2012 to 12/31/2012.........  $11.75406    $12.08788         0
    01/01/2013 to 12/31/2013.........  $12.08788    $11.61602         0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.23573    $10.51549         0
    01/01/2009 to 12/31/2009.........  $10.51549    $12.03657         0
    01/01/2010 to 12/31/2010.........  $12.03657    $12.73627         0
    01/01/2011 to 12/31/2011.........  $12.73627    $12.90899         0
    01/01/2012 to 12/31/2012.........  $12.90899    $13.86253         0
    01/01/2013 to 12/31/2013.........  $13.86253    $13.36723         0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.87352    $ 8.79094         0
    01/01/2009 to 12/31/2009.........  $ 8.79094    $10.36581         0
    01/01/2010 to 12/31/2010.........  $10.36581    $11.25907         0
    01/01/2011 to 12/31/2011.........  $11.25907    $11.17037         0
    01/01/2012 to 12/31/2012.........  $11.17037    $12.11087         0
    01/01/2013 to 12/31/2013.........  $12.11087    $12.99269         0
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01845    $10.06852         0
    01/01/2012 to 12/31/2012.........  $10.06852    $10.59337         0
    01/01/2013 to 12/31/2013.........  $10.59337    $10.16535         0
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.50085    $ 6.56357         0
    01/01/2009 to 12/31/2009.........  $ 6.56357    $ 8.12237         0
    01/01/2010 to 12/31/2010.........  $ 8.12237    $ 9.49626         0
    01/01/2011 to 12/31/2011.........  $ 9.49626    $ 8.74891         0
    01/01/2012 to 12/31/2012.........  $ 8.74891    $ 9.70445         0
    01/01/2013 to 12/31/2013.........  $ 9.70445    $11.15591         0
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.89035    $ 6.47223         0
    01/01/2009 to 12/31/2009.........  $ 6.47223    $ 7.74505         0
    01/01/2010 to 12/31/2010.........  $ 7.74505    $ 8.75311         0
    01/01/2011 to 12/31/2011.........  $ 8.75311    $ 8.89581         0
    01/01/2012 to 12/31/2012.........  $ 8.89581    $10.38147         0
    01/01/2013 to 12/31/2013.........  $10.38147    $13.50491         0
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99853    $ 8.89271         0
    01/01/2012 to 12/31/2012.........  $ 8.89271    $ 9.88459         0
    01/01/2013 to 12/31/2013.........  $ 9.88459    $11.88454         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08106    $ 7.34068            0
    01/01/2009 to 12/31/2009.........  $ 7.34068    $ 8.89743            0
    01/01/2010 to 12/31/2010.........  $ 8.89743    $ 9.78180            0
    01/01/2011 to 12/31/2011.........  $ 9.78180    $ 9.43446            0
    01/01/2012 to 12/31/2012.........  $ 9.43446    $10.22030            0
    01/01/2013 to 12/31/2013.........  $10.22030    $11.28849            0
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09924    $ 6.69228            0
    01/01/2009 to 12/31/2009.........  $ 6.69228    $ 8.33899            0
    01/01/2010 to 12/31/2010.........  $ 8.33899    $ 9.36653            0
    01/01/2011 to 12/31/2011.........  $ 9.36653    $ 8.98138            0
    01/01/2012 to 12/31/2012.........  $ 8.98138    $10.22538            0
    01/01/2013 to 12/31/2013.........  $10.22538    $11.85863            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.67439    $ 7.74969            0
    01/01/2009 to 12/31/2009.........  $ 7.74969    $ 9.69959       20,237
    01/01/2010 to 12/31/2010.........  $ 9.69959    $10.65364       14,914
    01/01/2011 to 12/31/2011.........  $10.65364    $10.11172       10,650
    01/01/2012 to 12/31/2012.........  $10.11172    $11.03886       12,702
    01/01/2013 to 12/31/2013.........  $11.03886    $12.40523        2,020
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.34751    $ 6.65658            0
    01/01/2009 to 12/31/2009.........  $ 6.65658    $ 8.75597            0
    01/01/2010 to 12/31/2010.........  $ 8.75597    $11.73364            0
    01/01/2011 to 12/31/2011.........  $11.73364    $11.41357            0
    01/01/2012 to 12/31/2012.........  $11.41357    $12.57661            0
    01/01/2013 to 12/31/2013.........  $12.57661    $16.69967            0
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.02102    $ 6.69183            0
    01/01/2009 to 12/31/2009.........  $ 6.69183    $ 8.34836            0
    01/01/2010 to 12/31/2010.........  $ 8.34836    $10.33253            0
    01/01/2011 to 12/31/2011.........  $10.33253    $ 9.54341            0
    01/01/2012 to 12/31/2012.........  $ 9.54341    $11.07695            0
    01/01/2013 to 12/31/2013.........  $11.07695    $14.95088            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.57406    $ 8.06926            0
    01/01/2009 to 12/31/2009.........  $ 8.06926    $ 9.83995       13,198
    01/01/2010 to 12/31/2010.........  $ 9.83995    $10.78102        9,823
    01/01/2011 to 12/31/2011.........  $10.78102    $10.80085        6,761
    01/01/2012 to 12/31/2012.........  $10.80085    $12.04164        7,747
    01/01/2013 to 12/31/2013.........  $12.04164    $13.81992        1,207
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.77313    $ 5.98171            0
    01/01/2009 to 12/31/2009.........  $ 5.98171    $ 7.27422            0
    01/01/2010 to 12/31/2010.........  $ 7.27422    $ 8.09199            0
    01/01/2011 to 12/31/2011.........  $ 8.09199    $ 7.81876            0
    01/01/2012 to 12/31/2012.........  $ 7.81876    $ 9.00517            0
    01/01/2013 to 12/31/2013.........  $ 9.00517    $11.47191            0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.92140    $ 6.49123            0
    01/01/2009 to 12/31/2009.........  $ 6.49123    $ 9.77985            0
    01/01/2010 to 12/31/2010.........  $ 9.77985    $11.12583            0
    01/01/2011 to 12/31/2011.........  $11.12583    $10.74403            0
    01/01/2012 to 12/31/2012.........  $10.74403    $12.40948            0
    01/01/2013 to 12/31/2013.........  $12.40948    $17.55696            0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.20388    $ 6.65868            0
    01/01/2009 to 12/31/2009.........  $ 6.65868    $ 9.76890            0
    01/01/2010 to 12/31/2010.........  $ 9.76890    $11.55903            0
    01/01/2011 to 12/31/2011.........  $11.55903    $ 9.66094            0
    01/01/2012 to 12/31/2012.........  $ 9.66094    $ 9.83312            0
    01/01/2013 to 12/31/2013.........  $ 9.83312    $11.14493            0
 AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.34463    $10.62110            0
    01/01/2009 to 12/31/2009.........  $10.62110    $11.69736            0
    01/01/2010 to 12/31/2010.........  $11.69736    $12.15050            0
    01/01/2011 to 12/31/2011.........  $12.15050    $12.42820            0
    01/01/2012 to 12/31/2012.........  $12.42820    $12.84611            0
    01/01/2013 to 12/31/2013.........  $12.84611    $12.14534            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.39432    $ 6.48888         0
    01/01/2009 to 12/31/2009.........  $ 6.48888    $ 8.18645         0
    01/01/2010 to 12/31/2010.........  $ 8.18645    $ 9.21884         0
    01/01/2011 to 12/31/2011.........  $ 9.21884    $ 8.74318         0
    01/01/2012 to 12/31/2012.........  $ 8.74318    $ 9.53381         0
    01/01/2013 to 12/31/2013.........  $ 9.53381    $11.28536         0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23348    $ 9.29077         0
    01/01/2009 to 12/31/2009.........  $ 9.29077    $10.18779         0
    01/01/2010 to 12/31/2010.........  $10.18779    $10.78811         0
    01/01/2011 to 12/31/2011.........  $10.78811    $11.23601         0
    01/01/2012 to 12/31/2012.........  $11.23601    $11.90383         0
    01/01/2013 to 12/31/2013.........  $11.90383    $11.51876         0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07808    $ 6.63754         0
    01/01/2009 to 12/31/2009.........  $ 6.63754    $ 8.48048         0
    01/01/2010 to 12/31/2010.........  $ 8.48048    $ 9.18367         0
    01/01/2011 to 12/31/2011.........  $ 9.18367    $ 8.87079         0
    01/01/2012 to 09/21/2012.........  $ 8.87079    $ 9.92949         0



* Denotes the start date of these sub-accounts

                               PREMIER BB SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.05%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.05%) OR HD GRO 60 BPS AND COMBO DB (2.05%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.02518    $11.25870     2,543,454
    01/01/2008 to 12/31/2008.........  $11.25870    $ 7.52065     4,290,790
    01/01/2009 to 12/31/2009.........  $ 7.52065    $ 9.16461     6,403,388
    01/01/2010 to 12/31/2010.........  $ 9.16461    $10.05503     6,481,639
    01/01/2011 to 12/31/2011.........  $10.05503    $ 9.59133     5,215,981
    01/01/2012 to 12/31/2012.........  $ 9.59133    $10.57941     5,453,100
    01/01/2013 to 12/31/2013.........  $10.57941    $11.40088     5,272,579
 AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.87602    $11.22908       451,141
    01/01/2008 to 12/31/2008.........  $11.22908    $ 7.72388     1,193,763
    01/01/2009 to 12/31/2009.........  $ 7.72388    $ 9.55169     2,392,702
    01/01/2010 to 12/31/2010.........  $ 9.55169    $10.64273     2,509,896
    01/01/2011 to 12/31/2011.........  $10.64273    $10.44088     1,976,971
    01/01/2012 to 12/31/2012.........  $10.44088    $11.62737     2,134,048
    01/01/2013 to 12/31/2013.........  $11.62737    $13.28030     2,280,593
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.33105    $10.76521        50,360
    01/01/2008 to 12/31/2008.........  $10.76521    $ 6.88354        51,088
    01/01/2009 to 12/31/2009.........  $ 6.88354    $ 7.94405        56,131
    01/01/2010 to 12/31/2010.........  $ 7.94405    $ 8.86235        55,174
    01/01/2011 to 12/31/2011.........  $ 8.86235    $ 8.99478        72,443
    01/01/2012 to 05/04/2012.........  $ 8.99478    $ 9.76106             0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.93947    $11.19855     1,045,566
    01/01/2008 to 12/31/2008.........  $11.19855    $ 7.82382     3,006,296
    01/01/2009 to 12/31/2009.........  $ 7.82382    $ 9.45287     5,940,132
    01/01/2010 to 12/31/2010.........  $ 9.45287    $10.40364     6,021,508
    01/01/2011 to 12/31/2011.........  $10.40364    $10.07115     5,192,756
    01/01/2012 to 12/31/2012.........  $10.07115    $11.09968     5,454,823
    01/01/2013 to 12/31/2013.........  $11.09968    $12.79626     5,258,287
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99833    $ 9.14439        11,718
    01/01/2012 to 12/31/2012.........  $ 9.14439    $10.02630        44,567
    01/01/2013 to 12/31/2013.........  $10.02630    $10.89118        42,302

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99833    $10.47405       17,056
 AST BOND PORTFOLIO 2016
    05/01/2009* to 12/31/2009........  $ 9.93822    $ 9.61299            0
    01/01/2010 to 12/31/2010.........  $ 9.61299    $10.41615            0
    01/01/2011 to 12/31/2011.........  $10.41615    $11.19107            0
    01/01/2012 to 12/31/2012.........  $11.19107    $11.42266            0
    01/01/2013 to 12/31/2013.........  $11.42266    $11.11626            0
 AST BOND PORTFOLIO 2018
    05/01/2009* to 12/31/2009........  $ 9.92265    $ 9.67902            0
    01/01/2010 to 12/31/2010.........  $ 9.67902    $10.54551            0
    01/01/2011 to 12/31/2011.........  $10.54551    $11.73731            0
    01/01/2012 to 12/31/2012.........  $11.73731    $12.15857            0
    01/01/2013 to 12/31/2013.........  $12.15857    $11.53989            0
 AST BOND PORTFOLIO 2019
    05/01/2009* to 12/31/2009........  $ 9.90543    $ 9.57969            0
    01/01/2010 to 12/31/2010.........  $ 9.57969    $10.45380            0
    01/01/2011 to 12/31/2011.........  $10.45380    $11.88036            0
    01/01/2012 to 12/31/2012.........  $11.88036    $12.32352            0
    01/01/2013 to 12/31/2013.........  $12.32352    $11.49247            0
 AST BOND PORTFOLIO 2020
    05/01/2009* to 12/31/2009........  $ 9.88414    $ 9.25455            0
    01/01/2010 to 12/31/2010.........  $ 9.25455    $10.14278            0
    01/01/2011 to 12/31/2011.........  $10.14278    $11.79550            0
    01/01/2012 to 12/31/2012.........  $11.79550    $12.28859            0
    01/01/2013 to 12/31/2013.........  $12.28859    $11.25704            0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99778    $10.98498            0
    01/01/2011 to 12/31/2011.........  $10.98498    $12.94990            0
    01/01/2012 to 12/31/2012.........  $12.94990    $13.55154            0
    01/01/2013 to 12/31/2013.........  $13.55154    $12.34960            0
 AST BOND PORTFOLIO 2022
    01/03/2011* to 12/31/2011........  $ 9.99833    $11.99503            0
    01/01/2012 to 12/31/2012.........  $11.99503    $12.44101            0
    01/01/2013 to 12/31/2013.........  $12.44101    $11.00299            0
 AST BOND PORTFOLIO 2023
    01/03/2012* to 12/31/2012........  $ 9.99778    $10.37684            0
    01/01/2013 to 12/31/2013.........  $10.37684    $ 9.13129            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2024
    01/02/2013* to 12/31/2013........  $ 9.99889    $ 8.73091             0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.17672    $11.37500     2,558,602
    01/01/2008 to 12/31/2008.........  $11.37500    $ 7.25187     4,323,643
    01/01/2009 to 12/31/2009.........  $ 7.25187    $ 8.90621     7,701,858
    01/01/2010 to 12/31/2010.........  $ 8.90621    $ 9.89472     8,056,803
    01/01/2011 to 12/31/2011.........  $ 9.89472    $ 9.46090     6,257,591
    01/01/2012 to 12/31/2012.........  $ 9.46090    $10.54275     6,771,067
    01/01/2013 to 12/31/2013.........  $10.54275    $12.67414     7,132,679
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99833    $11.62670        20,165
 AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.91754    $ 9.48340        85,556
    01/01/2008 to 12/31/2008.........  $ 9.48340    $ 6.03531        98,068
    01/01/2009 to 12/31/2009.........  $ 6.03531    $ 7.80228        99,922
    01/01/2010 to 12/31/2010.........  $ 7.80228    $ 9.83932       115,670
    01/01/2011 to 12/31/2011.........  $ 9.83932    $10.27737        91,118
    01/01/2012 to 12/31/2012.........  $10.27737    $11.61618       116,779
    01/01/2013 to 12/31/2013.........  $11.61618    $11.73944       108,449
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.51485    $ 8.40420        40,522
    01/01/2008 to 07/18/2008.........  $ 8.40420    $ 7.68481             0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99833    $ 9.66522         3,380
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.67469    $10.81494        51,954
    01/01/2008 to 12/31/2008.........  $10.81494    $ 5.92475        40,190
    01/01/2009 to 12/31/2009.........  $ 5.92475    $ 7.70205        69,359
    01/01/2010 to 12/31/2010.........  $ 7.70205    $10.00370        82,880
    01/01/2011 to 12/31/2011.........  $10.00370    $ 8.51771        98,852
    01/01/2012 to 12/31/2012.........  $ 8.51771    $10.02169        92,752
    01/01/2013 to 12/31/2013.........  $10.02169    $13.82838        95,869

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10350    $ 7.48844       188,704
    01/01/2009 to 12/31/2009.........  $ 7.48844    $ 8.89587       378,474
    01/01/2010 to 12/31/2010.........  $ 8.89587    $ 9.87870       410,194
    01/01/2011 to 12/31/2011.........  $ 9.87870    $ 9.44116       359,039
    01/01/2012 to 12/31/2012.........  $ 9.44116    $10.51263       403,104
    01/01/2013 to 12/31/2013.........  $10.51263    $12.28195       437,099
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.04320    $11.16999       355,077
    01/01/2008 to 12/31/2008.........  $11.16999    $ 7.17065     1,052,064
    01/01/2009 to 12/31/2009.........  $ 7.17065    $ 8.70250     2,453,023
    01/01/2010 to 12/31/2010.........  $ 8.70250    $ 9.75259     2,624,502
    01/01/2011 to 12/31/2011.........  $ 9.75259    $ 9.41320     2,330,805
    01/01/2012 to 12/31/2012.........  $ 9.41320    $10.20477     2,449,342
    01/01/2013 to 12/31/2013.........  $10.20477    $11.47571     2,332,694
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99834    $ 7.46062        92,522
    01/01/2009 to 11/13/2009.........  $ 7.46062    $ 8.31782             0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99834    $10.72166       922,925
    01/01/2013 to 12/31/2013.........  $10.72166    $13.07753       980,919
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99833    $10.78968        23,483
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17501    $ 6.10332         2,015
    01/01/2009 to 12/31/2009.........  $ 6.10332    $ 8.07992         7,533
    01/01/2010 to 12/31/2010.........  $ 8.07992    $ 9.51698         8,974
    01/01/2011 to 12/31/2011.........  $ 9.51698    $ 8.85615        14,313
    01/01/2012 to 12/31/2012.........  $ 8.85615    $11.00403        28,763
    01/01/2013 to 12/31/2013.........  $11.00403    $11.25178        26,458
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.37188    $11.42452       117,879
    01/01/2008 to 12/31/2008.........  $11.42452    $ 6.68665       134,309
    01/01/2009 to 12/31/2009.........  $ 6.68665    $ 9.78901       210,444
    01/01/2010 to 12/31/2010.........  $ 9.78901    $10.57926       191,290
    01/01/2011 to 12/31/2011.........  $10.57926    $ 9.95673       183,045
    01/01/2012 to 12/31/2012.........  $ 9.95673    $11.68469       179,388
    01/01/2013 to 12/31/2013.........  $11.68469    $14.85522       146,160

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.44560    $11.34013       60,992
    01/01/2008 to 12/31/2008.........  $11.34013    $ 6.59044       59,215
    01/01/2009 to 12/31/2009.........  $ 6.59044    $ 7.69719      108,452
    01/01/2010 to 12/31/2010.........  $ 7.69719    $ 8.51452      108,896
    01/01/2011 to 12/31/2011.........  $ 8.51452    $ 7.88321      123,164
    01/01/2012 to 12/31/2012.........  $ 7.88321    $ 9.24382      147,553
    01/01/2013 to 12/31/2013.........  $ 9.24382    $12.09651      112,148
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.46925    $11.51201       70,051
    01/01/2008 to 12/31/2008.........  $11.51201    $ 6.67880       74,451
    01/01/2009 to 12/31/2009.........  $ 6.67880    $10.28128      146,279
    01/01/2010 to 12/31/2010.........  $10.28128    $12.07219      125,854
    01/01/2011 to 12/31/2011.........  $12.07219    $11.47775      107,922
    01/01/2012 to 12/31/2012.........  $11.47775    $13.45286      127,793
    01/01/2013 to 12/31/2013.........  $13.45286    $17.42637      121,703
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08918    $ 7.59716      111,892
    01/01/2009 to 12/31/2009.........  $ 7.59716    $ 9.18532      424,265
    01/01/2010 to 12/31/2010.........  $ 9.18532    $10.04474      457,592
    01/01/2011 to 12/31/2011.........  $10.04474    $ 9.79338      445,565
    01/01/2012 to 12/31/2012.........  $ 9.79338    $10.56843      461,766
    01/01/2013 to 12/31/2013.........  $10.56843    $11.37324      416,606
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03322    $ 7.62678       11,741
    01/01/2009 to 12/31/2009.........  $ 7.62678    $ 9.47993       27,806
    01/01/2010 to 12/31/2010.........  $ 9.47993    $11.77620       35,349
    01/01/2011 to 12/31/2011.........  $11.77620    $11.69023       46,437
    01/01/2012 to 12/31/2012.........  $11.69023    $13.25235       50,032
    01/01/2013 to 12/31/2013.........  $13.25235    $18.02652       46,071
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.31210    $10.89644      110,209
    01/01/2008 to 12/31/2008.........  $10.89644    $ 6.69452       69,103
    01/01/2009 to 12/31/2009.........  $ 6.69452    $ 7.75779       96,419
    01/01/2010 to 12/31/2010.........  $ 7.75779    $ 8.54781       76,351
    01/01/2011 to 12/31/2011.........  $ 8.54781    $ 8.33514       85,319
    01/01/2012 to 12/31/2012.........  $ 8.33514    $ 9.26205       94,670
    01/01/2013 to 12/31/2013.........  $ 9.26205    $12.21905       84,453

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.42138    $10.58506        67,232
    01/01/2008 to 12/31/2008.........  $10.58506    $ 7.72288        52,614
    01/01/2009 to 12/31/2009.........  $ 7.72288    $10.25837        98,174
    01/01/2010 to 12/31/2010.........  $10.25837    $11.40941       117,981
    01/01/2011 to 12/31/2011.........  $11.40941    $11.53541       101,852
    01/01/2012 to 12/31/2012.........  $11.53541    $12.87158       133,663
    01/01/2013 to 12/31/2013.........  $12.87158    $13.51865       119,485
 AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.44416    $12.34222       115,136
    01/01/2008 to 12/31/2008.........  $12.34222    $ 6.01888       132,206
    01/01/2009 to 12/31/2009.........  $ 6.01888    $ 7.97937       144,204
    01/01/2010 to 12/31/2010.........  $ 7.97937    $ 8.95266       142,115
    01/01/2011 to 12/31/2011.........  $ 8.95266    $ 7.63921       121,556
    01/01/2012 to 12/31/2012.........  $ 7.63921    $ 9.01008       128,199
    01/01/2013 to 12/31/2013.........  $ 9.01008    $10.51170       130,106
 AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $12.28926    $12.51580       161,390
    01/01/2008 to 12/31/2008.........  $12.51580    $ 6.86748       157,577
    01/01/2009 to 12/31/2009.........  $ 6.86748    $ 8.78189       161,271
    01/01/2010 to 12/31/2010.........  $ 8.78189    $ 9.55932       143,460
    01/01/2011 to 12/31/2011.........  $ 9.55932    $ 8.19186       116,484
    01/01/2012 to 12/31/2012.........  $ 8.19186    $ 9.36563       111,451
    01/01/2013 to 12/31/2013.........  $ 9.36563    $10.96415       111,252
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99834    $10.69598     9,882,729
    01/01/2009 to 12/31/2009.........  $10.69598    $11.66588     3,643,097
    01/01/2010 to 12/31/2010.........  $11.66588    $12.66748     1,688,626
    01/01/2011 to 12/31/2011.........  $12.66748    $13.95826     6,300,372
    01/01/2012 to 12/31/2012.........  $13.95826    $14.96335     3,411,133
    01/01/2013 to 12/31/2013.........  $14.96335    $14.19618     1,787,174

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11169    $ 7.12219        92,463
    01/01/2009 to 12/31/2009.........  $ 7.12219    $ 8.84025       303,986
    01/01/2010 to 12/31/2010.........  $ 8.84025    $ 9.85968       322,410
    01/01/2011 to 12/31/2011.........  $ 9.85968    $ 9.60684       288,926
    01/01/2012 to 12/31/2012.........  $ 9.60684    $10.69231       288,880
    01/01/2013 to 12/31/2013.........  $10.69231    $12.18347       277,424
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.09584    $11.32088       105,867
    01/01/2008 to 12/31/2008.........  $11.32088    $ 6.50272       129,416
    01/01/2009 to 12/31/2009.........  $ 6.50272    $ 8.65847       155,384
    01/01/2010 to 12/31/2010.........  $ 8.65847    $ 9.09287       151,899
    01/01/2011 to 12/31/2011.........  $ 9.09287    $ 8.09515       137,104
    01/01/2012 to 12/31/2012.........  $ 8.09515    $ 9.67028       134,987
    01/01/2013 to 12/31/2013.........  $ 9.67028    $10.93165       145,446
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.94133    $10.50173        92,521
    01/01/2008 to 12/31/2008.........  $10.50173    $ 8.47786       881,341
    01/01/2009 to 12/31/2009.........  $ 8.47786    $10.13685     1,938,181
    01/01/2010 to 12/31/2010.........  $10.13685    $10.66025     1,964,380
    01/01/2011 to 12/31/2011.........  $10.66025    $10.47082     1,595,962
    01/01/2012 to 12/31/2012.........  $10.47082    $11.35999     1,683,963
    01/01/2013 to 12/31/2013.........  $11.35999    $12.35987     1,692,987
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08372    $10.28564             0
    01/01/2010 to 12/31/2010.........  $10.28564    $11.21966         2,278
    01/01/2011 to 12/31/2011.........  $11.21966    $11.06744         6,036
    01/01/2012 to 12/31/2012.........  $11.06744    $12.49182        14,264
    01/01/2013 to 12/31/2013.........  $12.49182    $16.70815        11,100
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14510    $10.29546         3,105
    01/01/2010 to 12/31/2010.........  $10.29546    $11.47335        23,527
    01/01/2011 to 12/31/2011.........  $11.47335    $10.58293        19,439
    01/01/2012 to 12/31/2012.........  $10.58293    $11.74230        26,452
    01/01/2013 to 12/31/2013.........  $11.74230    $15.12299        16,877
 AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.08921    $10.44409       128,473
    01/01/2008 to 12/31/2008.........  $10.44409    $ 5.98792       156,705
    01/01/2009 to 12/31/2009.........  $ 5.98792    $ 7.00799       193,547
    01/01/2010 to 12/31/2010.........  $ 7.00799    $ 7.77093       189,197
    01/01/2011 to 12/31/2011.........  $ 7.77093    $ 7.29646       159,734
    01/01/2012 to 12/31/2012.........  $ 7.29646    $ 8.35699       156,160
    01/01/2013 to 12/31/2013.........  $ 8.35699    $11.45354       169,043

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.95322    $11.48245      121,725
    01/01/2008 to 12/31/2008.........  $11.48245    $ 6.33900      158,966
    01/01/2009 to 12/31/2009.........  $ 6.33900    $ 8.06019      162,034
    01/01/2010 to 12/31/2010.........  $ 8.06019    $ 9.45837      169,419
    01/01/2011 to 12/31/2011.........  $ 9.45837    $ 9.18401      142,218
    01/01/2012 to 12/31/2012.........  $ 9.18401    $10.10307      141,094
    01/01/2013 to 12/31/2013.........  $10.10307    $13.52485      134,367
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.70998    $10.86861       19,664
    01/01/2008 to 12/31/2008.........  $10.86861    $ 8.17364       32,923
    01/01/2009 to 12/31/2009.........  $ 8.17364    $10.78110       62,345
    01/01/2010 to 12/31/2010.........  $10.78110    $11.98174       71,336
    01/01/2011 to 12/31/2011.........  $11.98174    $12.93561      180,918
    01/01/2012 to 12/31/2012.........  $12.93561    $13.42690      185,611
    01/01/2013 to 12/31/2013.........  $13.42690    $12.89394      152,353
 AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.63760    $11.87567       27,105
    01/01/2008 to 12/31/2008.........  $11.87567    $ 7.68143       39,719
    01/01/2009 to 12/31/2009.........  $ 7.68143    $ 9.89869       46,304
    01/01/2010 to 12/31/2010.........  $ 9.89869    $10.86845       43,950
    01/01/2011 to 12/31/2011.........  $10.86845    $10.31678       63,362
    01/01/2012 to 12/31/2012.........  $10.31678    $12.44219       74,593
    01/01/2013 to 12/31/2013.........  $12.44219    $15.56154       81,250
 AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.13911    $11.68399       22,402
    01/01/2008 to 12/31/2008.........  $11.68399    $ 7.29262       35,994
    01/01/2009 to 12/31/2009.........  $ 7.29262    $ 8.88300       44,333
    01/01/2010 to 12/31/2010.........  $ 8.88300    $ 9.81745       73,010
    01/01/2011 to 12/31/2011.........  $ 9.81745    $ 9.56339       55,757
    01/01/2012 to 12/31/2012.........  $ 9.56339    $10.97198       53,228
    01/01/2013 to 12/31/2013.........  $10.97198    $14.69811       61,461
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99834    $10.18297            0
    01/01/2013 to 12/31/2013.........  $10.18297    $13.42139          680

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.84580    $10.44960       50,093
    01/01/2008 to 12/31/2008.........  $10.44960    $ 6.33563       46,590
    01/01/2009 to 12/31/2009.........  $ 6.33563    $ 8.62254       68,287
    01/01/2010 to 12/31/2010.........  $ 8.62254    $10.44421       75,740
    01/01/2011 to 12/31/2011.........  $10.44421    $ 9.88148       80,974
    01/01/2012 to 12/31/2012.........  $ 9.88148    $11.46534       84,044
    01/01/2013 to 12/31/2013.........  $11.46534    $14.87695       55,495
 AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.37810    $10.46814      175,527
    01/01/2008 to 12/31/2008.........  $10.46814    $10.51516      724,864
    01/01/2009 to 12/31/2009.........  $10.51516    $10.32932      319,983
    01/01/2010 to 12/31/2010.........  $10.32932    $10.12431      206,149
    01/01/2011 to 12/31/2011.........  $10.12431    $ 9.92340      219,016
    01/01/2012 to 12/31/2012.........  $ 9.92340    $ 9.72484      239,664
    01/01/2013 to 12/31/2013.........  $ 9.72484    $ 9.52949      141,037
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.30703    $10.24685       61,947
    01/01/2008 to 12/31/2008.........  $10.24685    $ 5.79762       71,201
    01/01/2009 to 12/31/2009.........  $ 5.79762    $ 7.99019      124,978
    01/01/2010 to 12/31/2010.........  $ 7.99019    $ 9.66466      149,323
    01/01/2011 to 12/31/2011.........  $ 9.66466    $ 9.23545      113,194
    01/01/2012 to 12/31/2012.........  $ 9.23545    $10.59983      114,457
    01/01/2013 to 12/31/2013.........  $10.59983    $14.75031      126,604
 AST NEUBERGER BERMAN CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.02824    $10.06439            0
    01/01/2012 to 12/31/2012.........  $10.06439    $10.34241            0
    01/01/2013 to 12/31/2013.........  $10.34241    $ 9.84758        1,527
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.94753    $12.18878       86,925
    01/01/2008 to 12/31/2008.........  $12.18878    $ 6.78592       79,919
    01/01/2009 to 12/31/2009.........  $ 6.78592    $ 8.63048       83,258
    01/01/2010 to 12/31/2010.........  $ 8.63048    $10.88248       98,518
    01/01/2011 to 12/31/2011.........  $10.88248    $10.84403       84,077
    01/01/2012 to 12/31/2012.........  $10.84403    $11.94166       79,425
    01/01/2013 to 12/31/2013.........  $11.94166    $15.51786       76,611
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.23347    $10.96429       51,379
    01/01/2008 to 12/31/2008.........  $10.96429    $ 6.17342       59,718
    01/01/2009 to 12/31/2009.........  $ 6.17342    $ 7.41439       56,938
    01/01/2010 to 12/31/2010.........  $ 7.41439    $ 8.73801       57,476
    01/01/2011 to 04/29/2011.........  $ 8.73801    $ 9.78938            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99834    $10.29816        78,731
    01/01/2013 to 12/31/2013.........  $10.29816    $12.00014        81,320
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10108    $ 5.56466           868
    01/01/2009 to 12/31/2009.........  $ 5.56466    $ 9.07977        76,455
    01/01/2010 to 12/31/2010.........  $ 9.07977    $10.87894       147,559
    01/01/2011 to 12/31/2011.........  $10.87894    $ 8.49952       116,033
    01/01/2012 to 12/31/2012.........  $ 8.49952    $ 9.82181        81,185
    01/01/2013 to 12/31/2013.........  $ 9.82181    $ 9.64592        74,537
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.31981    $10.61705        38,117
    01/01/2008 to 12/31/2008.........  $10.61705    $10.51970       171,215
    01/01/2009 to 12/31/2009.........  $10.51970    $11.36291       155,535
    01/01/2010 to 12/31/2010.........  $11.36291    $11.56869       218,728
    01/01/2011 to 12/31/2011.........  $11.56869    $11.59154       151,373
    01/01/2012 to 12/31/2012.........  $11.59154    $11.89152       145,930
    01/01/2013 to 12/31/2013.........  $11.89152    $11.39925       109,039
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.41205    $10.90759       232,812
    01/01/2008 to 12/31/2008.........  $10.90759    $10.44693       477,777
    01/01/2009 to 12/31/2009.........  $10.44693    $11.92891       789,347
    01/01/2010 to 12/31/2010.........  $11.92891    $12.59155       951,902
    01/01/2011 to 12/31/2011.........  $12.59155    $12.73127       781,155
    01/01/2012 to 12/31/2012.........  $12.73127    $13.63808       817,374
    01/01/2013 to 12/31/2013.........  $13.63808    $13.11863       777,758
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.73032    $11.06941       280,016
    01/01/2008 to 12/31/2008.........  $11.06941    $ 8.73325     1,646,436
    01/01/2009 to 12/31/2009.........  $ 8.73325    $10.27253     4,619,314
    01/01/2010 to 12/31/2010.........  $10.27253    $11.13028     4,613,315
    01/01/2011 to 12/31/2011.........  $11.13028    $11.01569     4,303,458
    01/01/2012 to 12/31/2012.........  $11.01569    $11.91379     4,600,016
    01/01/2013 to 12/31/2013.........  $11.91379    $12.74983     4,434,401
 AST PRUDENTIAL CORE BOND PORTFOLIO
    10/31/2011* to 12/31/2011........  $10.01825    $10.06428             0
    01/01/2012 to 12/31/2012.........  $10.06428    $10.56292         8,064
    01/01/2013 to 12/31/2013.........  $10.56292    $10.11124        14,380
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.03705    $11.22337       428,297
    01/01/2008 to 12/31/2008.........  $11.22337    $ 6.52045       992,417
    01/01/2009 to 12/31/2009.........  $ 6.52045    $ 8.04911     2,930,136
    01/01/2010 to 12/31/2010.........  $ 8.04911    $ 9.38759     2,993,576
    01/01/2011 to 12/31/2011.........  $ 9.38759    $ 8.62754     2,121,795
    01/01/2012 to 12/31/2012.........  $ 8.62754    $ 9.54626     2,317,792
    01/01/2013 to 12/31/2013.........  $ 9.54626    $10.94724     2,290,164

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.14673    $10.70742      102,748
    01/01/2008 to 12/31/2008.........  $10.70742    $ 6.42985      105,318
    01/01/2009 to 12/31/2009.........  $ 6.42985    $ 7.67574      107,762
    01/01/2010 to 12/31/2010.........  $ 7.67574    $ 8.65355       99,843
    01/01/2011 to 12/31/2011.........  $ 8.65355    $ 8.77316       81,735
    01/01/2012 to 12/31/2012.........  $ 8.77316    $10.21323       62,108
    01/01/2013 to 12/31/2013.........  $10.21323    $13.25360       61,591
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99833    $ 8.87815          147
    01/01/2012 to 12/31/2012.........  $ 8.87815    $ 9.84419            0
    01/01/2013 to 12/31/2013.........  $ 9.84419    $11.80699        1,482
 AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08099    $ 7.32858      218,544
    01/01/2009 to 12/31/2009.........  $ 7.32858    $ 8.86096      858,467
    01/01/2010 to 12/31/2010.........  $ 8.86096    $ 9.71786      897,851
    01/01/2011 to 12/31/2011.........  $ 9.71786    $ 9.34997      818,528
    01/01/2012 to 12/31/2012.........  $ 9.34997    $10.10392      874,880
    01/01/2013 to 12/31/2013.........  $10.10392    $11.13261      775,302
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09917    $ 6.68122      138,308
    01/01/2009 to 12/31/2009.........  $ 6.68122    $ 8.30477      532,687
    01/01/2010 to 12/31/2010.........  $ 8.30477    $ 9.30511      678,275
    01/01/2011 to 12/31/2011.........  $ 9.30511    $ 8.90067      508,100
    01/01/2012 to 12/31/2012.........  $ 8.90067    $10.10866      577,953
    01/01/2013 to 12/31/2013.........  $10.10866    $11.69463      665,029
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.02495    $11.25493       52,850
    01/01/2008 to 12/31/2008.........  $11.25493    $ 7.69891      252,783
    01/01/2009 to 12/31/2009.........  $ 7.69891    $ 9.61241      564,588
    01/01/2010 to 12/31/2010.........  $ 9.61241    $10.53198      666,716
    01/01/2011 to 12/31/2011.........  $10.53198    $ 9.97185      558,660
    01/01/2012 to 12/31/2012.........  $ 9.97185    $10.85949      626,779
    01/01/2013 to 12/31/2013.........  $10.85949    $12.17376      635,324

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.52962    $10.38230        43,610
    01/01/2008 to 12/31/2008.........  $10.38230    $ 6.61289        53,553
    01/01/2009 to 12/31/2009.........  $ 6.61289    $ 8.67722        60,460
    01/01/2010 to 12/31/2010.........  $ 8.67722    $11.59956        63,825
    01/01/2011 to 12/31/2011.........  $11.59956    $11.25555        63,905
    01/01/2012 to 12/31/2012.........  $11.25555    $12.37201        71,913
    01/01/2013 to 12/31/2013.........  $12.37201    $16.38777        71,701
 AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.44420    $ 9.65301        77,915
    01/01/2008 to 12/31/2008.........  $ 9.65301    $ 6.64799       124,833
    01/01/2009 to 12/31/2009.........  $ 6.64799    $ 8.27329       134,882
    01/01/2010 to 12/31/2010.........  $ 8.27329    $10.21456       134,234
    01/01/2011 to 12/31/2011.........  $10.21456    $ 9.41140       133,500
    01/01/2012 to 12/31/2012.........  $ 9.41140    $10.89686       129,605
    01/01/2013 to 12/31/2013.........  $10.89686    $14.67173       116,657
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.00971    $11.04690       151,827
    01/01/2008 to 12/31/2008.........  $11.04690    $ 8.01637       729,439
    01/01/2009 to 12/31/2009.........  $ 8.01637    $ 9.75142     1,560,710
    01/01/2010 to 12/31/2010.........  $ 9.75142    $10.65781     1,608,768
    01/01/2011 to 12/31/2011.........  $10.65781    $10.65113     1,421,578
    01/01/2012 to 12/31/2012.........  $10.65113    $11.84541     1,699,927
    01/01/2013 to 12/31/2013.........  $11.84541    $13.56133     1,808,404
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.16594    $10.43535        59,523
    01/01/2008 to 12/31/2008.........  $10.43535    $ 5.94250        66,453
    01/01/2009 to 12/31/2009.........  $ 5.94250    $ 7.20882       114,365
    01/01/2010 to 12/31/2010.........  $ 7.20882    $ 7.99959       111,640
    01/01/2011 to 12/31/2011.........  $ 7.99959    $ 7.71059       128,242
    01/01/2012 to 12/31/2012.........  $ 7.71059    $ 8.85891       133,062
    01/01/2013 to 12/31/2013.........  $ 8.85891    $11.25798       128,704
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.23701    $11.07338       105,160
    01/01/2008 to 12/31/2008.........  $11.07338    $ 6.44882       143,903
    01/01/2009 to 12/31/2009.........  $ 6.44882    $ 9.69200       172,730
    01/01/2010 to 12/31/2010.........  $ 9.69200    $10.99898       189,286
    01/01/2011 to 12/31/2011.........  $10.99898    $10.59556       190,812
    01/01/2012 to 12/31/2012.........  $10.59556    $12.20797       201,854
    01/01/2013 to 12/31/2013.........  $12.20797    $17.22958       233,992
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.97036    $13.49811       280,545
    01/01/2008 to 12/31/2008.........  $13.49811    $ 6.61501       448,501
    01/01/2009 to 12/31/2009.........  $ 6.61501    $ 9.68103       570,448
    01/01/2010 to 12/31/2010.........  $ 9.68103    $11.42701       540,982
    01/01/2011 to 12/31/2011.........  $11.42701    $ 9.52728       430,042
    01/01/2012 to 12/31/2012.........  $ 9.52728    $ 9.67331       417,371
    01/01/2013 to 12/31/2013.........  $ 9.67331    $10.93697       412,034

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.46475    $11.03673        70,825
    01/01/2008 to 12/31/2008.........  $11.03673    $10.55165       155,019
    01/01/2009 to 12/31/2009.........  $10.55165    $11.59239       154,889
    01/01/2010 to 12/31/2010.........  $11.59239    $12.01191       102,119
    01/01/2011 to 12/31/2011.........  $12.01191    $12.25648        87,685
    01/01/2012 to 12/31/2012.........  $12.25648    $12.63750        82,912
    01/01/2013 to 12/31/2013.........  $12.63750    $11.91883        77,586
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.28590    $11.40714       614,520
    01/01/2008 to 12/31/2008.........  $11.40714    $ 6.44647       727,095
    01/01/2009 to 12/31/2009.........  $ 6.44647    $ 8.11299       709,214
    01/01/2010 to 12/31/2010.........  $ 8.11299    $ 9.11364       665,490
    01/01/2011 to 12/31/2011.........  $ 9.11364    $ 8.62227       578,409
    01/01/2012 to 12/31/2012.........  $ 8.62227    $ 9.37869       533,811
    01/01/2013 to 12/31/2013.........  $ 9.37869    $11.07462       607,157
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99833    $ 9.97497             0
    01/01/2008 to 12/31/2008.........  $ 9.97497    $ 9.26513        36,160
    01/01/2009 to 12/31/2009.........  $ 9.26513    $10.13485       183,941
    01/01/2010 to 12/31/2010.........  $10.13485    $10.70573       218,069
    01/01/2011 to 12/31/2011.........  $10.70573    $11.12302       217,013
    01/01/2012 to 12/31/2012.........  $11.12302    $11.75517       265,418
    01/01/2013 to 12/31/2013.........  $11.75517    $11.34702       213,265
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07801    $ 6.62657       292,960
    01/01/2009 to 12/31/2009.........  $ 6.62657    $ 8.44560       890,452
    01/01/2010 to 12/31/2010.........  $ 8.44560    $ 9.12346     1,223,525
    01/01/2011 to 12/31/2011.........  $ 9.12346    $ 8.79101       917,708
    01/01/2012 to 09/21/2012.........  $ 8.79101    $ 9.82277             0



* Denotes the start date of these sub-accounts

                               PREMIER BB SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.65084    $10.91282      129,445
    01/01/2008 to 12/31/2008.........  $10.91282    $ 7.36563      142,405
    01/01/2009 to 12/31/2009.........  $ 7.36563    $ 9.06905       85,377
    01/01/2010 to 12/31/2010.........  $ 9.06905    $10.05357       99,862
    01/01/2011 to 12/31/2011.........  $10.05357    $ 9.68945      172,922
    01/01/2012 to 12/31/2012.........  $ 9.68945    $10.79903      187,764
    01/01/2013 to 12/31/2013.........  $10.79903    $11.75851      169,163
 AST ADVANCED STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.45878    $10.83452            0
    01/01/2008 to 12/31/2008.........  $10.83452    $ 7.53017            0
    01/01/2009 to 12/31/2009.........  $ 7.53017    $ 9.40896            0
    01/01/2010 to 12/31/2010.........  $ 9.40896    $10.59254            0
    01/01/2011 to 12/31/2011.........  $10.59254    $10.49952       36,272
    01/01/2012 to 12/31/2012.........  $10.49952    $11.81435       79,091
    01/01/2013 to 12/31/2013.........  $11.81435    $13.63409      158,790
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.68238    $10.18301            0
    01/01/2008 to 12/31/2008.........  $10.18301    $ 6.57914            0
    01/01/2009 to 12/31/2009.........  $ 6.57914    $ 7.67177        3,699
    01/01/2010 to 12/31/2010.........  $ 7.67177    $ 8.64764        4,096
    01/01/2011 to 12/31/2011.........  $ 8.64764    $ 8.86776        4,581
    01/01/2012 to 05/04/2012.........  $ 8.86776    $ 9.65752            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.57427    $10.86097        3,120
    01/01/2008 to 12/31/2008.........  $10.86097    $ 7.66698      166,425
    01/01/2009 to 12/31/2009.........  $ 7.66698    $ 9.35958      160,708
    01/01/2010 to 12/31/2010.........  $ 9.35958    $10.40804      226,307
    01/01/2011 to 12/31/2011.........  $10.40804    $10.17985      366,569
    01/01/2012 to 12/31/2012.........  $10.17985    $11.33645      524,542
    01/01/2013 to 12/31/2013.........  $11.33645    $13.20498      566,259

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99918    $ 9.20827            0
    01/01/2012 to 12/31/2012.........  $ 9.20827    $10.20156            0
    01/01/2013 to 12/31/2013.........  $10.20156    $11.19672            0
 AST BLACKROCK ISHARES ETF PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $10.54820            0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.78415    $11.01224       40,327
    01/01/2008 to 12/31/2008.........  $11.01224    $ 7.09376       47,327
    01/01/2009 to 12/31/2009.........  $ 7.09376    $ 8.80257       75,060
    01/01/2010 to 12/31/2010.........  $ 8.80257    $ 9.88109       85,112
    01/01/2011 to 12/31/2011.........  $ 9.88109    $ 9.54594      115,629
    01/01/2012 to 12/31/2012.........  $ 9.54594    $10.74833       85,759
    01/01/2013 to 12/31/2013.........  $10.74833    $13.05551      147,135
 AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
 FORMERLY, AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO
    02/25/2013* to 12/31/2013........  $ 9.99918    $11.72984            0
 AST COHEN & STEERS REALTY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 8.96352    $ 7.81223        2,528
    01/01/2008 to 12/31/2008.........  $ 7.81223    $ 5.02371        2,463
    01/01/2009 to 12/31/2009.........  $ 5.02371    $ 6.56219        2,370
    01/01/2010 to 12/31/2010.........  $ 6.56219    $ 8.36127        3,255
    01/01/2011 to 12/31/2011.........  $ 8.36127    $ 8.82419        4,845
    01/01/2012 to 12/31/2012.........  $ 8.82419    $10.07765       33,808
    01/01/2013 to 12/31/2013.........  $10.07765    $10.29050       28,693
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.40150    $ 8.33201            0
    01/01/2008 to 07/18/2008.........  $ 8.33201    $ 7.66199            0
 AST DEFENSIVE ASSET ALLOCATION PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $ 9.73366            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.74191    $10.91958            0
    01/01/2008 to 12/31/2008.........  $10.91958    $ 6.04442            0
    01/01/2009 to 12/31/2009.........  $ 6.04442    $ 7.93932        3,166
    01/01/2010 to 12/31/2010.........  $ 7.93932    $10.41905        2,949
    01/01/2011 to 12/31/2011.........  $10.41905    $ 8.96343        2,264
    01/01/2012 to 12/31/2012.........  $ 8.96343    $10.65604        9,161
    01/01/2013 to 12/31/2013.........  $10.65604    $14.85632       15,705

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10379    $ 7.54057            0
    01/01/2009 to 12/31/2009.........  $ 7.54057    $ 9.05097            0
    01/01/2010 to 12/31/2010.........  $ 9.05097    $10.15522            0
    01/01/2011 to 12/31/2011.........  $10.15522    $ 9.80622       17,951
    01/01/2012 to 12/31/2012.........  $ 9.80622    $11.03284       39,447
    01/01/2013 to 12/31/2013.........  $11.03284    $13.02361       48,832
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.61251    $10.77036        7,255
    01/01/2008 to 12/31/2008.........  $10.77036    $ 6.98618       42,388
    01/01/2009 to 12/31/2009.........  $ 6.98618    $ 8.56682       35,985
    01/01/2010 to 12/31/2010.........  $ 8.56682    $ 9.70021       34,782
    01/01/2011 to 12/31/2011.........  $ 9.70021    $ 9.45972       70,843
    01/01/2012 to 12/31/2012.........  $ 9.45972    $10.36217      125,844
    01/01/2013 to 12/31/2013.........  $10.36217    $11.77393      141,532
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99918    $ 7.49594        5,059
    01/01/2009 to 11/13/2009.........  $ 7.49594    $ 8.43273            0
 AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99918    $10.79695       47,791
    01/01/2013 to 12/31/2013.........  $10.79695    $13.30615       44,057
 AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO
    04/29/2013* to 12/31/2013........  $ 9.99918    $10.86599            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17586    $ 6.13224            0
    01/01/2009 to 12/31/2009.........  $ 6.13224    $ 8.20276          146
    01/01/2010 to 12/31/2010.........  $ 8.20276    $ 9.76197          137
    01/01/2011 to 12/31/2011.........  $ 9.76197    $ 9.17833          541
    01/01/2012 to 12/31/2012.........  $ 9.17833    $11.52315        1,910
    01/01/2013 to 12/31/2013.........  $11.52315    $11.90508        5,835
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.44473    $11.53628        4,723
    01/01/2008 to 12/31/2008.........  $11.53628    $ 6.82244        4,600
    01/01/2009 to 12/31/2009.........  $ 6.82244    $10.09167        4,428
    01/01/2010 to 12/31/2010.........  $10.09167    $11.01965        5,277
    01/01/2011 to 12/31/2011.........  $11.01965    $10.47885        6,194
    01/01/2012 to 12/31/2012.........  $10.47885    $12.42563       13,645
    01/01/2013 to 12/31/2013.........  $12.42563    $15.96125       24,620

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.68301    $10.62005            0
    01/01/2008 to 12/31/2008.........  $10.62005    $ 6.23634            0
    01/01/2009 to 12/31/2009.........  $ 6.23634    $ 7.35950        6,458
    01/01/2010 to 12/31/2010.........  $ 7.35950    $ 8.22556        5,948
    01/01/2011 to 12/31/2011.........  $ 8.22556    $ 7.69478        7,670
    01/01/2012 to 12/31/2012.........  $ 7.69478    $ 9.11684       17,500
    01/01/2013 to 12/31/2013.........  $ 9.11684    $12.05440       27,352
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.40892    $11.48986        1,492
    01/01/2008 to 12/31/2008.........  $11.48986    $ 6.73541            0
    01/01/2009 to 12/31/2009.........  $ 6.73541    $10.47635          231
    01/01/2010 to 12/31/2010.........  $10.47635    $12.42903          782
    01/01/2011 to 12/31/2011.........  $12.42903    $11.93976        1,490
    01/01/2012 to 12/31/2012.........  $11.93976    $14.14015       10,307
    01/01/2013 to 12/31/2013.........  $14.14015    $18.50694       16,778
 AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
 FORMERLY, AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08946    $ 7.64998          744
    01/01/2009 to 12/31/2009.........  $ 7.64998    $ 9.34543        2,369
    01/01/2010 to 12/31/2010.........  $ 9.34543    $10.32606        7,551
    01/01/2011 to 12/31/2011.........  $10.32606    $10.17206       13,151
    01/01/2012 to 12/31/2012.........  $10.17206    $11.09154       67,208
    01/01/2013 to 12/31/2013.........  $11.09154    $12.06017       27,028
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03407    $ 7.66279          431
    01/01/2009 to 12/31/2009.........  $ 7.66279    $ 9.62383          517
    01/01/2010 to 12/31/2010.........  $ 9.62383    $12.07909        1,114
    01/01/2011 to 12/31/2011.........  $12.07909    $12.11532        1,906
    01/01/2012 to 12/31/2012.........  $12.11532    $13.87726        4,328
    01/01/2013 to 12/31/2013.........  $13.87726    $19.07270       10,593
 AST HERNDON LARGE-CAP VALUE PORTFOLIO
 FORMERLY, AST BLACKROCK VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.54973    $10.19617        2,976
    01/01/2008 to 12/31/2008.........  $10.19617    $ 6.32963            0
    01/01/2009 to 12/31/2009.........  $ 6.32963    $ 7.41124            0
    01/01/2010 to 12/31/2010.........  $ 7.41124    $ 8.25078            0
    01/01/2011 to 12/31/2011.........  $ 8.25078    $ 8.12903        4,250
    01/01/2012 to 12/31/2012.........  $ 8.12903    $ 9.12709       14,114
    01/01/2013 to 12/31/2013.........  $ 9.12709    $12.16608       25,451
 AST HIGH YIELD PORTFOLIO
    09/04/2007 to 12/31/2007.........  $ 9.77923    $ 9.96607            0
    01/01/2008 to 12/31/2008.........  $ 9.96607    $ 7.34697            0
    01/01/2009 to 12/31/2009.........  $ 7.34697    $ 9.86035        3,032
    01/01/2010 to 12/31/2010.........  $ 9.86035    $11.08074       18,004
    01/01/2011 to 12/31/2011.........  $11.08074    $11.31919       24,364
    01/01/2012 to 12/31/2012.........  $11.31919    $12.76194       53,227
    01/01/2013 to 12/31/2013.........  $12.76194    $13.54280       47,007

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.13767    $12.05201            0
    01/01/2008 to 12/31/2008.........  $12.05201    $ 5.93863            0
    01/01/2009 to 12/31/2009.........  $ 5.93863    $ 7.95483          448
    01/01/2010 to 12/31/2010.........  $ 7.95483    $ 9.01789          458
    01/01/2011 to 12/31/2011.........  $ 9.01789    $ 7.77483          437
    01/01/2012 to 12/31/2012.........  $ 7.77483    $ 9.26557        8,321
    01/01/2013 to 12/31/2013.........  $ 9.26557    $10.92201       15,690
 AST INTERNATIONAL VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.40158    $11.65068            0
    01/01/2008 to 12/31/2008.........  $11.65068    $ 6.45950            0
    01/01/2009 to 12/31/2009.........  $ 6.45950    $ 8.34615            0
    01/01/2010 to 12/31/2010.........  $ 8.34615    $ 9.17929          607
    01/01/2011 to 12/31/2011.........  $ 9.17929    $ 7.94794        1,773
    01/01/2012 to 12/31/2012.........  $ 7.94794    $ 9.18156        3,131
    01/01/2013 to 12/31/2013.........  $ 9.18156    $10.86035        7,431
 AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11197    $ 7.17178            0
    01/01/2009 to 12/31/2009.........  $ 7.17178    $ 8.99427            0
    01/01/2010 to 12/31/2010.........  $ 8.99427    $10.13569            0
    01/01/2011 to 12/31/2011.........  $10.13569    $ 9.97825        1,208
    01/01/2012 to 12/31/2012.........  $ 9.97825    $11.22134       27,647
    01/01/2013 to 12/31/2013.........  $11.22134    $12.91910       27,963
 AST J.P. MORGAN INTERNATIONAL EQUITY PORTFOLIO
 FORMERLY, AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.72520    $10.97941        2,000
    01/01/2008 to 12/31/2008.........  $10.97941    $ 6.37232        7,415
    01/01/2009 to 12/31/2009.........  $ 6.37232    $ 8.57302       10,158
    01/01/2010 to 12/31/2010.........  $ 8.57302    $ 9.09678       10,379
    01/01/2011 to 12/31/2011.........  $ 9.09678    $ 8.18270       11,011
    01/01/2012 to 12/31/2012.........  $ 8.18270    $ 9.87658       14,182
    01/01/2013 to 12/31/2013.........  $ 9.87658    $11.28094       28,745
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.56432    $10.17383            0
    01/01/2008 to 12/31/2008.........  $10.17383    $ 8.29858       10,258
    01/01/2009 to 12/31/2009.........  $ 8.29858    $10.02568       41,174
    01/01/2010 to 12/31/2010.........  $10.02568    $10.65289       41,076
    01/01/2011 to 12/31/2011.........  $10.65289    $10.57215       44,156
    01/01/2012 to 12/31/2012.........  $10.57215    $11.58947       68,595
    01/01/2013 to 12/31/2013.........  $11.58947    $12.74066       67,156

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08457    $10.29963            0
    01/01/2010 to 12/31/2010.........  $10.29963    $11.35164            0
    01/01/2011 to 12/31/2011.........  $11.35164    $11.31377            0
    01/01/2012 to 12/31/2012.........  $11.31377    $12.90295          518
    01/01/2013 to 12/31/2013.........  $12.90295    $17.43738        5,435
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14595    $10.30944            0
    01/01/2010 to 12/31/2010.........  $10.30944    $11.60815          678
    01/01/2011 to 12/31/2011.........  $11.60815    $10.81845        1,493
    01/01/2012 to 12/31/2012.........  $10.81845    $12.12874        1,675
    01/01/2013 to 12/31/2013.........  $12.12874    $15.78294        5,326
 AST LARGE-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.41786    $ 9.84473            0
    01/01/2008 to 12/31/2008.........  $ 9.84473    $ 5.70314            0
    01/01/2009 to 12/31/2009.........  $ 5.70314    $ 6.74404            0
    01/01/2010 to 12/31/2010.........  $ 6.74404    $ 7.55590          197
    01/01/2011 to 12/31/2011.........  $ 7.55590    $ 7.16817        1,094
    01/01/2012 to 12/31/2012.........  $ 7.16817    $ 8.29561       14,852
    01/01/2013 to 12/31/2013.........  $ 8.29561    $11.48738       31,898
 AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
 FORMERLY, AST MARSICO CAPITAL GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.90804    $11.47337        2,345
    01/01/2008 to 12/31/2008.........  $11.47337    $ 6.40005            0
    01/01/2009 to 12/31/2009.........  $ 6.40005    $ 8.22241        6,687
    01/01/2010 to 12/31/2010.........  $ 8.22241    $ 9.74903        6,413
    01/01/2011 to 12/31/2011.........  $ 9.74903    $ 9.56442        5,154
    01/01/2012 to 12/31/2012.........  $ 9.56442    $10.63120       48,310
    01/01/2013 to 12/31/2013.........  $10.63120    $14.37959       35,153
 AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.13724    $10.32185            0
    01/01/2008 to 12/31/2008.........  $10.32185    $ 7.84324            0
    01/01/2009 to 12/31/2009.........  $ 7.84324    $10.45274        5,287
    01/01/2010 to 12/31/2010.........  $10.45274    $11.73757        4,794
    01/01/2011 to 12/31/2011.........  $11.73757    $12.80336        8,496
    01/01/2012 to 12/31/2012.........  $12.80336    $13.42818       77,961
    01/01/2013 to 12/31/2013.........  $13.42818    $13.02931       83,091

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.69618    $10.95164            0
    01/01/2008 to 12/31/2008.........  $10.95164    $ 7.15759        1,243
    01/01/2009 to 12/31/2009.........  $ 7.15759    $ 9.31966       15,605
    01/01/2010 to 12/31/2010.........  $ 9.31966    $10.33903       12,339
    01/01/2011 to 12/31/2011.........  $10.33903    $ 9.91614       18,473
    01/01/2012 to 12/31/2012.........  $ 9.91614    $12.08368       28,565
    01/01/2013 to 12/31/2013.........  $12.08368    $15.27018       35,474
 AST MFS GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.01515    $11.59267            0
    01/01/2008 to 12/31/2008.........  $11.59267    $ 7.31108          440
    01/01/2009 to 12/31/2009.........  $ 7.31108    $ 8.99798        3,010
    01/01/2010 to 12/31/2010.........  $ 8.99798    $10.04775        2,559
    01/01/2011 to 12/31/2011.........  $10.04775    $ 9.88927        3,386
    01/01/2012 to 12/31/2012.........  $ 9.88927    $11.46400        5,224
    01/01/2013 to 12/31/2013.........  $11.46400    $15.51686       16,702
 AST MFS LARGE-CAP VALUE PORTFOLIO
    08/20/2012* to 12/31/2012........  $ 9.99918    $10.22213            0
    01/01/2013 to 12/31/2013.........  $10.22213    $13.61300            0
 AST MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.45914    $10.11084            0
    01/01/2008 to 12/31/2008.........  $10.11084    $ 6.19415            0
    01/01/2009 to 12/31/2009.........  $ 6.19415    $ 8.51751            0
    01/01/2010 to 12/31/2010.........  $ 8.51751    $10.42410            0
    01/01/2011 to 12/31/2011.........  $10.42410    $ 9.96483          972
    01/01/2012 to 12/31/2012.........  $ 9.96483    $11.68256        7,983
    01/01/2013 to 12/31/2013.........  $11.68256    $15.31633        5,233
 AST MONEY MARKET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.17709    $10.29973            0
    01/01/2008 to 12/31/2008.........  $10.29973    $10.45357       10,390
    01/01/2009 to 12/31/2009.........  $10.45357    $10.37528        8,118
    01/01/2010 to 12/31/2010.........  $10.37528    $10.27485       23,603
    01/01/2011 to 12/31/2011.........  $10.27485    $10.17598       28,226
    01/01/2012 to 12/31/2012.........  $10.17598    $10.07626      137,020
    01/01/2013 to 12/31/2013.........  $10.07626    $ 9.97714      122,291
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.28279    $10.25701        2,202
    01/01/2008 to 12/31/2008.........  $10.25701    $ 5.86395        1,930
    01/01/2009 to 12/31/2009.........  $ 5.86395    $ 8.16575       10,813
    01/01/2010 to 12/31/2010.........  $ 8.16575    $ 9.97960       10,171
    01/01/2011 to 12/31/2011.........  $ 9.97960    $ 9.63540       10,393
    01/01/2012 to 12/31/2012.........  $ 9.63540    $11.17393       15,841
    01/01/2013 to 12/31/2013.........  $11.17393    $15.71072       36,628

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.54987    $11.82260            0
    01/01/2008 to 12/31/2008.........  $11.82260    $ 6.65075            0
    01/01/2009 to 12/31/2009.........  $ 6.65075    $ 8.54648            0
    01/01/2010 to 12/31/2010.........  $ 8.54648    $10.88845            0
    01/01/2011 to 12/31/2011.........  $10.88845    $10.96268          424
    01/01/2012 to 12/31/2012.........  $10.96268    $12.19821       16,652
    01/01/2013 to 12/31/2013.........  $12.19821    $16.01598       17,613
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.93215    $11.75209            0
    01/01/2008 to 12/31/2008.........  $11.75209    $ 6.68601            0
    01/01/2009 to 12/31/2009.........  $ 6.68601    $ 8.11354          149
    01/01/2010 to 12/31/2010.........  $ 8.11354    $ 9.66127          139
    01/01/2011 to 04/29/2011.........  $ 9.66127    $10.86028            0
 AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO
    04/30/2012* to 12/31/2012........  $ 9.99918    $10.37057       16,117
    01/01/2013 to 12/31/2013.........  $10.37057    $12.20998        8,126
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10192    $ 5.59093            0
    01/01/2009 to 12/31/2009.........  $ 5.59093    $ 9.21761          129
    01/01/2010 to 12/31/2010.........  $ 9.21761    $11.15868          125
    01/01/2011 to 12/31/2011.........  $11.15868    $ 8.80869        2,616
    01/01/2012 to 12/31/2012.........  $ 8.80869    $10.28504        3,295
    01/01/2013 to 12/31/2013.........  $10.28504    $10.20593       18,822
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.14687    $10.47408        6,233
    01/01/2008 to 12/31/2008.........  $10.47408    $10.48603        6,071
    01/01/2009 to 12/31/2009.........  $10.48603    $11.44430       46,373
    01/01/2010 to 12/31/2010.........  $11.44430    $11.77276       96,945
    01/01/2011 to 12/31/2011.........  $11.77276    $11.91843      101,716
    01/01/2012 to 12/31/2012.........  $11.91843    $12.35443       57,567
    01/01/2013 to 12/31/2013.........  $12.35443    $11.96593       61,513
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.04735    $10.56075            0
    01/01/2008 to 12/31/2008.........  $10.56075    $10.21988        1,836
    01/01/2009 to 12/31/2009.........  $10.21988    $11.79093       23,401
    01/01/2010 to 12/31/2010.........  $11.79093    $12.57524       35,839
    01/01/2011 to 12/31/2011.........  $12.57524    $12.84647       42,310
    01/01/2012 to 12/31/2012.........  $12.84647    $13.90489      141,041
    01/01/2013 to 12/31/2013.........  $13.90489    $13.51422      157,940

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.39240    $10.75670            0
    01/01/2008 to 12/31/2008.........  $10.75670    $ 8.57497       34,793
    01/01/2009 to 12/31/2009.........  $ 8.57497    $10.19125       87,454
    01/01/2010 to 12/31/2010.........  $10.19125    $11.15697      108,923
    01/01/2011 to 12/31/2011.........  $11.15697    $11.15675      207,615
    01/01/2012 to 12/31/2012.........  $11.15675    $12.19226      449,309
    01/01/2013 to 12/31/2013.........  $12.19226    $13.18351      433,397
 AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
 FORMERLY, AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.96857    $11.19117          469
    01/01/2008 to 12/31/2008.........  $11.19117    $ 6.56949          393
    01/01/2009 to 12/31/2009.........  $ 6.56949    $ 8.19394       29,491
    01/01/2010 to 12/31/2010.........  $ 8.19394    $ 9.65573       34,201
    01/01/2011 to 12/31/2011.........  $ 9.65573    $ 8.96603       49,820
    01/01/2012 to 12/31/2012.........  $ 8.96603    $10.02421       61,112
    01/01/2013 to 12/31/2013.........  $10.02421    $11.61472       94,352
 AST QMA US EQUITY ALPHA PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.76093    $10.37151            0
    01/01/2008 to 12/31/2008.........  $10.37151    $ 6.29304            0
    01/01/2009 to 12/31/2009.........  $ 6.29304    $ 7.59041            0
    01/01/2010 to 12/31/2010.........  $ 7.59041    $ 8.64622            0
    01/01/2011 to 12/31/2011.........  $ 8.64622    $ 8.85664          491
    01/01/2012 to 12/31/2012.........  $ 8.85664    $10.41779        1,912
    01/01/2013 to 12/31/2013.........  $10.41779    $13.65949        8,717
 AST QUANTITATIVE MODELING PORTFOLIO
    05/02/2011* to 12/31/2011........  $ 9.99918    $ 8.93992            0
    01/01/2012 to 12/31/2012.........  $ 8.93992    $10.01604       21,087
    01/01/2013 to 12/31/2013.........  $10.01604    $12.13798       25,309
 AST RCM WORLD TRENDS PORTFOLIO
 FORMERLY, AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08128    $ 7.37971            0
    01/01/2009 to 12/31/2009.........  $ 7.37971    $ 9.01552            0
    01/01/2010 to 12/31/2010.........  $ 9.01552    $ 9.99007            0
    01/01/2011 to 12/31/2011.........  $ 9.99007    $ 9.71160        5,942
    01/01/2012 to 12/31/2012.........  $ 9.71160    $10.60403       50,477
    01/01/2013 to 12/31/2013.........  $10.60403    $11.80510       62,149
 AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09946    $ 6.72784            0
    01/01/2009 to 12/31/2009.........  $ 6.72784    $ 8.44981            0
    01/01/2010 to 12/31/2010.........  $ 8.44981    $ 9.56609            0
    01/01/2011 to 12/31/2011.........  $ 9.56609    $ 9.24529       24,558
    01/01/2012 to 12/31/2012.........  $ 9.24529    $10.60940       48,336
    01/01/2013 to 12/31/2013.........  $10.60940    $12.40140       76,556

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.61370    $10.87140        1,400
    01/01/2008 to 12/31/2008.........  $10.87140    $ 7.51399        1,359
    01/01/2009 to 12/31/2009.........  $ 7.51399    $ 9.47895        9,547
    01/01/2010 to 12/31/2010.........  $ 9.47895    $10.49368       18,919
    01/01/2011 to 12/31/2011.........  $10.49368    $10.03860       22,204
    01/01/2012 to 12/31/2012.........  $10.03860    $11.04609       46,234
    01/01/2013 to 12/31/2013.........  $11.04609    $12.51162       60,754
 AST SMALL-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.58104    $10.46802            0
    01/01/2008 to 12/31/2008.........  $10.46802    $ 6.73693            0
    01/01/2009 to 12/31/2009.........  $ 6.73693    $ 8.93194            0
    01/01/2010 to 12/31/2010.........  $ 8.93194    $12.06406            0
    01/01/2011 to 12/31/2011.........  $12.06406    $11.82778          819
    01/01/2012 to 12/31/2012.........  $11.82778    $13.13644        5,376
    01/01/2013 to 12/31/2013.........  $13.13644    $17.58113       12,287
 AST SMALL-CAP VALUE PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.17574    $ 9.43656        1,552
    01/01/2008 to 12/31/2008.........  $ 9.43656    $ 6.56669            0
    01/01/2009 to 12/31/2009.........  $ 6.56669    $ 8.25723            0
    01/01/2010 to 12/31/2010.........  $ 8.25723    $10.30053            0
    01/01/2011 to 12/31/2011.........  $10.30053    $ 9.58913          680
    01/01/2012 to 12/31/2012.........  $ 9.58913    $11.21832        7,416
    01/01/2013 to 12/31/2013.........  $11.21832    $15.26149       17,249
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.50779    $10.57860          492
    01/01/2008 to 12/31/2008.........  $10.57860    $ 7.75653       39,334
    01/01/2009 to 12/31/2009.........  $ 7.75653    $ 9.53361       42,393
    01/01/2010 to 12/31/2010.........  $ 9.53361    $10.52807       33,991
    01/01/2011 to 12/31/2011.........  $10.52807    $10.63067       60,944
    01/01/2012 to 12/31/2012.........  $10.63067    $11.94592      170,982
    01/01/2013 to 12/31/2013.........  $11.94592    $13.81861      463,674
 AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.48097    $ 9.82815        5,487
    01/01/2008 to 12/31/2008.........  $ 9.82815    $ 5.65507        5,921
    01/01/2009 to 12/31/2009.........  $ 5.65507    $ 6.93144        5,658
    01/01/2010 to 12/31/2010.........  $ 6.93144    $ 7.77169        5,028
    01/01/2011 to 12/31/2011.........  $ 7.77169    $ 7.56873        6,045
    01/01/2012 to 12/31/2012.........  $ 7.56873    $ 8.78643       21,212
    01/01/2013 to 12/31/2013.........  $ 8.78643    $11.28190       43,112

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    09/04/2007 to 12/31/2007.........  $11.06436    $10.93976            0
    01/01/2008 to 12/31/2008.........  $10.93976    $ 6.43744        1,333
    01/01/2009 to 12/31/2009.........  $ 6.43744    $ 9.77555        3,241
    01/01/2010 to 12/31/2010.........  $ 9.77555    $11.20897        3,920
    01/01/2011 to 12/31/2011.........  $11.20897    $10.91000        4,699
    01/01/2012 to 12/31/2012.........  $10.91000    $12.70117       19,767
    01/01/2013 to 12/31/2013.........  $12.70117    $18.11188       40,364
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    09/04/2007 to 12/31/2007.........  $12.32146    $13.94064            0
    01/01/2008 to 12/31/2008.........  $13.94064    $ 6.90317        6,773
    01/01/2009 to 12/31/2009.........  $ 6.90317    $10.20784       15,445
    01/01/2010 to 12/31/2010.........  $10.20784    $12.17409       13,337
    01/01/2011 to 12/31/2011.........  $12.17409    $10.25550       19,083
    01/01/2012 to 12/31/2012.........  $10.25550    $10.52125       16,869
    01/01/2013 to 12/31/2013.........  $10.52125    $12.01930       30,337
 AST TEMPLETON GLOBAL BOND PORTFOLIO
 FORMERLY, AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.13991    $10.73003            0
    01/01/2008 to 12/31/2008.........  $10.73003    $10.36499        3,077
    01/01/2009 to 12/31/2009.........  $10.36499    $11.50569       10,277
    01/01/2010 to 12/31/2010.........  $11.50569    $12.04612       11,386
    01/01/2011 to 12/31/2011.........  $12.04612    $12.41886       12,041
    01/01/2012 to 12/31/2012.........  $12.41886    $12.93840       11,281
    01/01/2013 to 12/31/2013.........  $12.93840    $12.32953       16,494
 AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
    09/04/2007 to 12/31/2007.........  $10.89704    $11.05096        1,576
    01/01/2008 to 12/31/2008.........  $11.05096    $ 6.31035        3,962
    01/01/2009 to 12/31/2009.........  $ 6.31035    $ 8.02421       13,667
    01/01/2010 to 12/31/2010.........  $ 8.02421    $ 9.10752       13,459
    01/01/2011 to 12/31/2011.........  $ 9.10752    $ 8.70580       20,325
    01/01/2012 to 12/31/2012.........  $ 8.70580    $ 9.56832       21,025
    01/01/2013 to 12/31/2013.........  $ 9.56832    $11.41596       32,813
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99918    $ 9.98774            0
    01/01/2008 to 12/31/2008.........  $ 9.98774    $ 9.37351            0
    01/01/2009 to 12/31/2009.........  $ 9.37351    $10.35999        3,687
    01/01/2010 to 12/31/2010.........  $10.35999    $11.05727        3,593
    01/01/2011 to 12/31/2011.........  $11.05727    $11.60740        6,542
    01/01/2012 to 12/31/2012.........  $11.60740    $12.39484       37,608
    01/01/2013 to 12/31/2013.........  $12.39484    $12.08896       36,684
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07829    $ 6.67267        5,683
    01/01/2009 to 12/31/2009.........  $ 6.67267    $ 8.59292        9,582
    01/01/2010 to 12/31/2010.........  $ 8.59292    $ 9.37902        8,610
    01/01/2011 to 12/31/2011.........  $ 9.37902    $ 9.13111       22,166
    01/01/2012 to 09/21/2012.........  $ 9.13111    $10.27970            0



* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                              SUBACCOUNTS
                                               -------------------------------------------------------------------------
                                                                                                 PRUDENTIAL   PRUDENTIAL
                                                PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                               MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                                PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ------------  ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at fair value. $150,930,061    $194,198,610     $214,130,494    $14,279,727  $19,635,619
                                               ------------    ------------     ------------    -----------  -----------
  Net Assets.................................. $150,930,061    $194,198,610     $214,130,494    $14,279,727  $19,635,619
                                               ============    ============     ============    ===========  ===========

NET ASSETS, representing:
  Accumulation units.......................... $150,930,061    $194,198,610     $214,130,494    $14,279,727  $19,635,619
                                               ------------    ------------     ------------    -----------  -----------
                                               $150,930,061    $194,198,610     $214,130,494    $14,279,727  $19,635,619
                                               ============    ============     ============    ===========  ===========

  Units outstanding...........................  127,982,851      81,006,929       79,925,071      5,641,597    8,177,079
                                               ============    ============     ============    ===========  ===========

  Portfolio shares held.......................   15,093,006      17,638,384        5,979,628        668,840      951,799
  Portfolio net asset value per share......... $      10.00    $      11.01     $      35.81    $     21.35  $     20.63
  Investment in portfolio shares, at cost..... $150,930,061    $196,259,279     $160,110,685    $11,444,838  $14,679,958

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                              SUBACCOUNTS
                                               -------------------------------------------------------------------------
                                                                                                 PRUDENTIAL   PRUDENTIAL
                                                PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                               MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                                PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               ------------  ---------------- ----------------- -----------  ------------
                                                01/01/2013      01/01/2013       01/01/2013      01/01/2013   01/01/2013
                                                    TO              TO               TO              TO           TO
                                                12/31/2013      12/31/2013       12/31/2013      12/31/2013   12/31/2013
                                               ------------  ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income............................. $      2,648    $  8,333,116     $          0    $         0  $         0
                                               ------------    ------------     ------------    -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    2,379,606       2,951,619        2,880,909        192,424      275,704

NET EXPENSES..................................    2,379,606       2,951,619        2,880,909        192,424      275,704
                                               ------------    ------------     ------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)..................   (2,376,958)      5,381,497       (2,880,909)      (192,424)    (275,704)
                                               ------------    ------------     ------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0       6,013,507                0              0            0
  Realized gain (loss) on shares redeemed.....            0         888,726        4,260,364        284,777      705,139
  Net change in unrealized gain (loss) on
   investments................................            0     (16,832,553)      53,383,902      2,251,002    2,261,008
                                               ------------    ------------     ------------    -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................            0      (9,930,320)      57,644,266      2,535,779    2,966,147
                                               ------------    ------------     ------------    -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $ (2,376,958)   $ (4,548,823)    $ 54,763,357    $ 2,343,355  $ 2,690,443
                                               ============    ============     ============    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH  NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND    RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO    PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- ----------  ---------------- ---------------- ------------  --------------- ---------------
$316,368,012     $201,311,229   $7,849,508    $316,543,431     $67,255,997    $317,172,024    $67,442,401     $22,371,031
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------
$316,368,012     $201,311,229   $7,849,508    $316,543,431     $67,255,997    $317,172,024    $67,442,401     $22,371,031
============     ============   ==========    ============     ===========    ============    ===========     ===========

$316,368,012     $201,311,229   $7,849,508    $316,543,431     $67,255,997    $317,172,024    $67,442,401     $22,371,031
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------
$316,368,012     $201,311,229   $7,849,508    $316,543,431     $67,255,997    $317,172,024    $67,442,401     $22,371,031
============     ============   ==========    ============     ===========    ============    ===========     ===========

 116,025,662       47,472,568    1,009,186     130,864,169      30,874,301     120,569,230     15,356,388      13,481,283
============     ============   ==========    ============     ===========    ============    ===========     ===========

  13,154,595       38,055,053      210,499       6,732,102       2,699,960       8,537,605      2,578,073       1,423,094
$      24.05     $       5.29   $    37.29    $      47.02     $     24.91    $      37.15    $     26.16     $     15.72
$248,113,243     $201,756,166   $7,250,491    $216,749,085     $51,930,845    $192,953,658    $42,201,634     $18,627,400


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                PRUDENTIAL                                                    PRUDENTIAL
 PRUDENTIAL     PRUDENTIAL HIGH  NATURAL                                       PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          YIELD BOND    RESOURCES   PRUDENTIAL STOCK    PRUDENTIAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO         PORTFOLIO    PORTFOLIO   INDEX PORTFOLIO  GLOBAL PORTFOLIO  PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    --------------- ----------  ---------------- ---------------- ------------  --------------- ---------------
 01/01/2013       01/01/2013    01/01/2013     01/01/2013       01/01/2013     01/01/2013     01/01/2013      01/01/2013
     TO               TO            TO             TO               TO             TO             TO              TO
 12/31/2013       12/31/2013    12/31/2013     12/31/2013       12/31/2013     12/31/2013     12/31/2013      12/31/2013
------------    --------------- ----------  ---------------- ---------------- ------------  --------------- ---------------
$          0     $ 13,190,880   $        0    $          0     $         0    $          0    $         0     $   184,824
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------

   4,585,437        3,144,935      110,093       4,451,754         938,349       4,155,356        842,357         301,501

   4,585,437        3,144,935      110,093       4,451,754         938,349       4,155,356        842,357         301,501
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------

  (4,585,437)      10,045,945     (110,093)     (4,451,754)       (938,349)     (4,155,356)      (842,357)       (116,677)
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------

           0                0            0               0               0               0              0               0
   6,006,421          317,096       29,161      11,316,689       1,201,406      12,469,452      2,231,806         324,802

  79,525,938        1,111,064      738,728      71,205,071      14,066,398      79,606,087     18,446,122       2,345,874
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------

  85,532,359        1,428,160      767,889      82,521,760      15,267,804      92,075,539     20,677,928       2,670,676
------------     ------------   ----------    ------------     -----------    ------------    -----------     -----------

$ 80,946,922     $ 11,474,105   $  657,796    $ 78,070,006     $14,329,455    $ 87,920,183    $19,835,571     $ 2,553,999
============     ============   ==========    ============     ===========    ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                  JANUS ASPEN
                                                                                  JANUS ASPEN      OVERSEAS
                                               T. ROWE PRICE                   JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                               EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                                 PORTFOLIO      EQUITY FUND         SHARES          SHARES          CLASS
                                               ------------- ----------------- ----------------- ------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.  $79,490,475     $97,179,814       $63,509,198     $96,032,116    $21,699,752
                                                -----------     -----------       -----------     -----------    -----------
  Net Assets..................................  $79,490,475     $97,179,814       $63,509,198     $96,032,116    $21,699,752
                                                ===========     ===========       ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units..........................  $79,490,475     $97,179,814       $63,509,198     $96,032,116    $21,699,752
                                                -----------     -----------       -----------     -----------    -----------
                                                $79,490,475     $97,179,814       $63,509,198     $96,032,116    $21,699,752
                                                ===========     ===========       ===========     ===========    ===========

  Units outstanding...........................   25,950,012      38,676,716        28,310,079      25,330,800      8,883,436
                                                ===========     ===========       ===========     ===========    ===========

  Portfolio shares held.......................    2,794,041       2,528,749         1,856,994       2,285,391        755,037
  Portfolio net asset value per share.........  $     28.45     $     38.43       $     34.20     $     42.02    $     28.74
  Investment in portfolio shares, at cost.....  $55,121,178     $61,912,201       $48,274,723     $73,002,749    $13,313,459

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                  JANUS ASPEN
                                                                                  JANUS ASPEN      OVERSEAS
                                               T. ROWE PRICE                   JANUS PORTFOLIO -  PORTFOLIO -  MFS(R) RESEARCH
                                               EQUITY INCOME INVESCO V.I. CORE   INSTITUTIONAL   INSTITUTIONAL SERIES - INITIAL
                                                 PORTFOLIO      EQUITY FUND         SHARES          SHARES          CLASS
                                               ------------- ----------------- ----------------- ------------- ----------------
                                                01/01/2013                        01/01/2013      01/01/2013      01/01/2013
                                                    TO          01/01/2013            TO              TO              TO
                                                12/31/2013     TO 12/31/2013      12/31/2013      12/31/2013      12/31/2013
                                               ------------- ----------------- ----------------- ------------- ----------------
INVESTMENT INCOME
  Dividend income.............................  $ 1,144,861     $ 1,276,592       $   462,189     $ 2,923,453    $    66,321
                                                -----------     -----------       -----------     -----------    -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................    1,037,310       1,291,235           822,862       1,305,372        279,368

NET EXPENSES..................................    1,037,310       1,291,235           822,862       1,305,372        279,368
                                                -----------     -----------       -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)..................      107,551         (14,643)         (360,673)      1,618,081       (213,047)
                                                -----------     -----------       -----------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........            0               0                 0               0         49,421
  Realized gain (loss) on shares redeemed.....    1,965,147       3,530,675         1,050,226       2,422,841        762,844
  Net change in unrealized gain (loss) on
   investments................................   16,029,353      18,753,602        14,195,837       7,412,332      4,680,625
                                                -----------     -----------       -----------     -----------    -----------

NET GAIN (LOSS) ON INVESTMENTS................   17,994,500      22,284,277        15,246,063       9,835,173      5,492,890
                                                -----------     -----------       -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $18,102,051     $22,269,634       $14,885,390     $11,453,254    $ 5,279,843
                                                ===========     ===========       ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                              FTVIP FRANKLIN
                               SMALL-MID CAP                                ALLIANCEBERNSTEIN
 MFS(R) GROWTH                    GROWTH         PRUDENTIAL                     LARGE CAP      PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL  VP VALUE   SECURITIES FUND - JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO  SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS          FUND          CLASS 2      FOCUS PORTFOLIO  PORTFOLIO        CLASS B         PORTFOLIO     SERVICE SHARES
---------------- ----------- ----------------- --------------- -----------  ----------------- --------------- -----------------
  $64,474,846    $30,803,351    $30,316,921      $52,712,164   $30,760,095     $7,205,255      $116,216,364      $12,064,745
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------
  $64,474,846    $30,803,351    $30,316,921      $52,712,164   $30,760,095     $7,205,255      $116,216,364      $12,064,745
  ===========    ===========    ===========      ===========   ===========     ==========      ============      ===========

  $64,474,846    $30,803,351    $30,316,921      $52,712,164   $30,760,095     $7,205,255      $116,216,364      $12,064,745
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------
  $64,474,846    $30,803,351    $30,316,921      $52,712,164   $30,760,095     $7,205,255      $116,216,364      $12,064,745
  ===========    ===========    ===========      ===========   ===========     ==========      ============      ===========

   25,117,592     10,636,411     11,730,730       22,694,156    20,231,593      7,839,359        45,198,887        8,224,606
  ===========    ===========    ===========      ===========   ===========     ==========      ============      ===========

    1,650,239      3,645,367      1,116,234        2,547,712     2,281,906        173,120         6,171,873          357,580
  $     39.07    $      8.45    $     27.16      $     20.69   $     13.48     $    41.62      $      18.83      $     33.74
  $38,489,026    $24,387,707    $24,263,641      $32,669,800   $25,045,846     $4,796,807      $ 74,499,243      $ 7,323,621


                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                              FTVIP FRANKLIN
                               SMALL-MID CAP                                ALLIANCEBERNSTEIN
 MFS(R) GROWTH                    GROWTH         PRUDENTIAL                     LARGE CAP      PRUDENTIAL SP     JANUS ASPEN
SERIES - INITIAL  VP VALUE   SECURITIES FUND - JENNISON 20/20  DAVIS VALUE  GROWTH PORTFOLIO  SMALL CAP VALUE JANUS PORTFOLIO -
     CLASS          FUND          CLASS 2      FOCUS PORTFOLIO  PORTFOLIO        CLASS B         PORTFOLIO     SERVICE SHARES
---------------- ----------- ----------------- --------------- -----------  ----------------- --------------- -----------------
   01/01/2013    01/01/2013     01/01/2013       01/01/2013    01/01/2013      01/01/2013       01/01/2013       01/01/2013
       TO            TO             TO               TO            TO              TO               TO               TO
   12/31/2013    12/31/2013     12/31/2013       12/31/2013    12/31/2013      12/31/2013       12/31/2013       12/31/2013
---------------- ----------- ----------------- --------------- -----------  ----------------- --------------- -----------------
  $   134,490    $   458,371    $         0      $         0   $   244,871     $        0      $          0      $    75,462
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------



      802,817        388,328        384,966          699,245       407,758         84,944         1,746,279          190,248

      802,817        388,328        384,966          699,245       407,758         84,944         1,746,279          190,248
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------

     (668,327)        70,043       (384,966)        (699,245)     (162,887)       (84,944)       (1,746,279)        (114,786)
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------

      426,007              0      1,773,937                0     2,070,853              0                 0                0
    2,131,378        565,316        440,543        2,458,494       736,206        328,966         5,557,886          670,788

   15,474,041      6,520,687      6,680,735       10,614,467     5,303,737      1,603,892        29,068,408        2,282,114
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------

   18,031,426      7,086,003      8,895,215       13,072,961     8,110,796      1,932,858        34,626,294        2,952,902
  -----------    -----------    -----------      -----------   -----------     ----------      ------------      -----------



  $17,363,099    $ 7,156,046    $ 8,510,249      $12,373,716   $ 7,947,909     $1,847,914      $ 32,880,015      $ 2,838,116
  ===========    ===========    ===========      ===========   ===========     ==========      ============      ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                PRUDENTIAL SP                                          AST        AST SCHRODERS
                                                  PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    MULTI-ASSET
                                                U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    WORLD STRATEGIES
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO    PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
ASSETS
  Investment in the portfolios, at fair value.   $137,597,753     $43,540,982      $41,162,674    $221,800,922    $2,636,511,509
                                                 ------------     -----------      -----------    ------------    --------------
  Net Assets..................................   $137,597,753     $43,540,982      $41,162,674    $221,800,922    $2,636,511,509
                                                 ============     ===========      ===========    ============    ==============

NET ASSETS, representing:
  Accumulation units..........................   $137,597,753     $43,540,982      $41,162,674    $221,800,922    $2,636,511,509
                                                 ------------     -----------      -----------    ------------    --------------
                                                 $137,597,753     $43,540,982      $41,162,674    $221,800,922    $2,636,511,509
                                                 ============     ===========      ===========    ============    ==============

  Units outstanding...........................     51,863,775      26,351,907       22,680,253      15,310,832       209,605,294
                                                 ============     ===========      ===========    ============    ==============

  Portfolio shares held.......................     12,705,240       6,911,267        5,177,695       9,426,304       166,762,271
  Portfolio net asset value per share.........   $      10.83     $      6.30      $      7.95    $      23.53    $        15.81
  Investment in portfolio shares, at cost.....   $ 90,436,460     $42,614,608      $41,370,808    $161,536,922    $2,222,553,569

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                  SUBACCOUNTS
                                               ---------------------------------------------------------------------------------
                                                PRUDENTIAL SP                                          AST        AST SCHRODERS
                                                  PRUDENTIAL     PRUDENTIAL SP    PRUDENTIAL SP   GOLDMAN SACHS    MULTI-ASSET
                                                U.S. EMERGING    INTERNATIONAL    INTERNATIONAL     LARGE-CAP    WORLD STRATEGIES
                                               GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO    PORTFOLIO
                                               ---------------- ---------------- --------------- --------------- ----------------
                                                  01/01/2013       01/01/2013      01/01/2013      01/01/2013       01/01/2013
                                                      TO               TO              TO              TO               TO
                                                  12/31/2013       12/31/2013      12/31/2013      12/31/2013       12/31/2013
                                               ---------------- ---------------- --------------- --------------- ----------------
INVESTMENT INCOME
  Dividend income.............................   $          0     $         0      $         0    $          0    $            0
                                                 ------------     -----------      -----------    ------------    --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      2,108,151         685,902          658,034       2,879,282        41,652,143

NET EXPENSES..................................      2,108,151         685,902          658,034       2,879,282        41,652,143
                                                 ------------     -----------      -----------    ------------    --------------

NET INVESTMENT INCOME (LOSS)..................     (2,108,151)       (685,902)        (658,034)     (2,879,282)      (41,652,143)
                                                 ------------     -----------      -----------    ------------    --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0               0                0               0                 0
  Realized gain (loss) on shares redeemed.....      5,814,409        (692,729)        (785,748)      7,376,679        34,206,705
  Net change in unrealized gain (loss) on
   investments................................     27,105,354       8,050,153        8,113,623      44,836,791       292,586,283
                                                 ------------     -----------      -----------    ------------    --------------

NET GAIN (LOSS) ON INVESTMENTS................     32,919,763       7,357,424        7,327,875      52,213,470       326,792,988
                                                 ------------     -----------      -----------    ------------    --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 30,811,612     $ 6,671,522      $ 6,669,841    $ 49,334,188    $  285,140,845
                                                 ============     ===========      ===========    ============    ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                AST J.P. MORGAN  AST HERNDON                                                                    AST GOLDMAN
 AST COHEN &       STRATEGIC      LARGE-CAP                   AST FEDERATED                                        SACHS
STEERS REALTY    OPPORTUNITIES      VALUE     AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
-------------   --------------- ------------  -------------- ---------------- --------------- --------------- ----------------
$186,234,548    $1,639,216,534  $156,740,923   $216,591,340    $165,527,400    $104,910,530    $116,350,334     $158,293,914
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------
$186,234,548    $1,639,216,534  $156,740,923   $216,591,340    $165,527,400    $104,910,530    $116,350,334     $158,293,914
============    ==============  ============   ============    ============    ============    ============     ============

$186,234,548    $1,639,216,534  $156,740,923   $216,591,340    $165,527,400    $104,910,530    $116,350,334     $158,293,914
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------
$186,234,548    $1,639,216,534  $156,740,923   $216,591,340    $165,527,400    $104,910,530    $116,350,334     $158,293,914
============    ==============  ============   ============    ============    ============    ============     ============

  13,244,438       131,616,515    10,554,251     16,564,062      10,131,377       6,398,667       7,037,534       10,275,322
============    ==============  ============   ============    ============    ============    ============     ============

  24,601,658       105,077,983    12,216,752     26,381,406      12,207,035       5,903,800       5,675,626        3,893,112
$       7.57    $        15.60  $      12.83   $       8.21    $      13.56    $      17.77    $      20.50     $      40.66
$174,187,693    $1,395,233,081  $114,163,535   $197,518,302    $118,150,509    $ 76,989,498    $ 84,003,317     $117,218,733


                                                  SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------
                AST J.P. MORGAN  AST HERNDON                                                                    AST GOLDMAN
 AST COHEN &       STRATEGIC      LARGE-CAP                   AST FEDERATED                                        SACHS
STEERS REALTY    OPPORTUNITIES      VALUE     AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP    CONCENTRATED
  PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO GROWTH PORTFOLIO
-------------   --------------- ------------  -------------- ---------------- --------------- --------------- ----------------
 01/01/2013       01/01/2013     01/01/2013     01/01/2013      01/01/2013      01/01/2013      01/01/2013       01/01/2013
     TO               TO             TO             TO              TO              TO              TO               TO
 12/31/2013       12/31/2013     12/31/2013     12/31/2013      12/31/2013      12/31/2013      12/31/2013       12/31/2013
-------------   --------------- ------------  -------------- ---------------- --------------- --------------- ----------------
$          0    $            0  $          0   $          0    $          0    $          0    $          0     $          0
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------

   3,272,162        25,875,892     2,332,094      3,514,494       2,278,495       1,606,358       1,654,239        2,363,887

   3,272,162        25,875,892     2,332,094      3,514,494       2,278,495       1,606,358       1,654,239        2,363,887
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------

  (3,272,162)      (25,875,892)   (2,332,094)    (3,514,494)     (2,278,495)     (1,606,358)     (1,654,239)      (2,363,887)
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------

           0                 0             0              0               0               0               0                0
   5,322,439        18,307,779     5,859,440      5,057,901       6,712,556       5,136,019       5,667,353        6,599,021

  (1,404,001)      141,188,880    35,292,752      9,395,508      40,557,338      20,238,075      24,022,796       29,022,123
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------

   3,918,438       159,496,659    41,152,192     14,453,409      47,269,894      25,374,094      29,690,149       35,621,144
------------    --------------  ------------   ------------    ------------    ------------    ------------     ------------

$    646,276    $  133,620,767  $ 38,820,098   $ 10,938,915    $ 44,991,399    $ 23,767,736    $ 28,035,910     $ 33,257,257
============    ==============  ============   ============    ============    ============    ============     ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                    AST LOOMIS
                                                 AST GOLDMAN                    AST LORD ABBETT       SAYLES          AST
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED       LARGE-CAP      MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO
                                               ---------------- --------------- ---------------- ---------------- ------------
ASSETS
  Investment in the portfolios, at fair value.   $261,949,491    $365,288,606     $533,925,206     $255,014,042   $113,750,049
                                                 ------------    ------------     ------------     ------------   ------------
  Net Assets..................................   $261,949,491    $365,288,606     $533,925,206     $255,014,042   $113,750,049
                                                 ============    ============     ============     ============   ============

NET ASSETS, representing:
  Accumulation units..........................   $261,949,491    $365,288,606     $533,925,206     $255,014,042   $113,750,049
                                                 ------------    ------------     ------------     ------------   ------------
                                                 $261,949,491    $365,288,606     $533,925,206     $255,014,042   $113,750,049
                                                 ============    ============     ============     ============   ============

  Units outstanding...........................     15,464,440      25,383,341       46,780,133       16,363,267      7,176,134
                                                 ============    ============     ============     ============   ============

  Portfolio shares held.......................     37,744,883      18,393,183       47,375,795        8,739,343      7,449,250
  Portfolio net asset value per share.........   $       6.94    $      19.86     $      11.27     $      29.18   $      15.27
  Investment in portfolio shares, at cost.....   $201,044,760    $266,207,203     $534,353,736     $181,471,243   $ 82,358,999

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                 SUBACCOUNTS
                                               -------------------------------------------------------------------------------
                                                                                                    AST LOOMIS
                                                 AST GOLDMAN                    AST LORD ABBETT       SAYLES          AST
                                                SACHS MID-CAP    AST LARGE-CAP     CORE FIXED       LARGE-CAP      MFS GROWTH
                                               GROWTH PORTFOLIO VALUE PORTFOLIO INCOME PORTFOLIO GROWTH PORTFOLIO  PORTFOLIO
                                               ---------------- --------------- ---------------- ---------------- ------------
                                                  01/01/2013      01/01/2013       01/01/2013       01/01/2013     01/01/2013
                                                      TO              TO               TO               TO             TO
                                                  12/31/2013      12/31/2013       12/31/2013       12/31/2013     12/31/2013
                                               ---------------- --------------- ---------------- ---------------- ------------
INVESTMENT INCOME
  Dividend income.............................   $          0    $          0     $          0     $          0   $          0
                                                 ------------    ------------     ------------     ------------   ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      3,809,777       3,661,534        7,286,099        3,586,711      1,428,777

NET EXPENSES..................................      3,809,777       3,661,534        7,286,099        3,586,711      1,428,777
                                                 ------------    ------------     ------------     ------------   ------------

NET INVESTMENT INCOME (LOSS)..................     (3,809,777)     (3,661,534)      (7,286,099)      (3,586,711)    (1,428,777)
                                                 ------------    ------------     ------------     ------------   ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0               0                0                0              0
  Realized gain (loss) on shares redeemed.....      6,322,862       9,369,298        1,123,229        9,832,848      4,446,624
  Net change in unrealized gain (loss) on
   investments................................     54,767,800      90,428,486      (11,911,336)      61,003,852     25,018,462
                                                 ------------    ------------     ------------     ------------   ------------

NET GAIN (LOSS) ON INVESTMENTS................     61,090,662      99,797,784      (10,788,107)      70,836,700     29,465,086
                                                 ------------    ------------     ------------     ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 57,280,885    $ 96,136,250     $(18,074,206)    $ 67,249,989   $ 28,036,309
                                                 ============    ============     ============     ============   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7


                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                       AST                           AST              AST
AST NEUBERGER    BERMAN / LSV     AST PIMCO     T. ROWE PRICE  AST QMA US     T. ROWE PRICE    T. ROWE PRICE
BERMAN MID-CAP   MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA  NATURAL RESOURCES ASSET ALLOCATION  AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
  $273,973,887   $259,477,265    $185,800,284   $306,640,049  $103,101,788    $333,568,421     $7,295,773,746    $320,306,026
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------
  $273,973,887   $259,477,265    $185,800,284   $306,640,049  $103,101,788    $333,568,421     $7,295,773,746    $320,306,026
  ============   ============    ============   ============  ============    ============     ==============    ============

  $273,973,887   $259,477,265    $185,800,284   $306,640,049  $103,101,788    $333,568,421     $7,295,773,746    $320,306,026
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------
  $273,973,887   $259,477,265    $185,800,284   $306,640,049  $103,101,788    $333,568,421     $7,295,773,746    $320,306,026
  ============   ============    ============   ============  ============    ============     ==============    ============

    16,795,002     15,233,966      17,793,464     21,980,538     6,346,657      29,033,620        535,636,451      20,596,304
  ============   ============    ============   ============  ============    ============     ==============    ============

     8,463,821     10,780,111      17,951,718     24,889,614     5,724,697      14,675,249        327,458,427      21,142,312
  $      32.37   $      24.07    $      10.35   $      12.32  $      18.01    $      22.73     $        22.28    $      15.15
  $202,952,903   $186,909,532    $189,429,767   $230,505,565  $ 77,177,920    $299,544,679     $5,948,718,682    $243,792,320


                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                 AST NEUBERGER                       AST                           AST              AST
AST NEUBERGER    BERMAN / LSV     AST PIMCO     T. ROWE PRICE  AST QMA US     T. ROWE PRICE    T. ROWE PRICE
BERMAN MID-CAP   MID-CAP VALUE LIMITED MATURITY EQUITY INCOME EQUITY ALPHA  NATURAL RESOURCES ASSET ALLOCATION  AST MFS GLOBAL
GROWTH PORTFOLIO   PORTFOLIO    BOND PORTFOLIO    PORTFOLIO    PORTFOLIO        PORTFOLIO        PORTFOLIO     EQUITY PORTFOLIO
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
   01/01/2013     01/01/2013      01/01/2013     01/01/2013    01/01/2013      01/01/2013        01/01/2013       01/01/2013
       TO             TO              TO             TO            TO              TO                TO               TO
   12/31/2013     12/31/2013      12/31/2013     12/31/2013    12/31/2013      12/31/2013        12/31/2013       12/31/2013
---------------- ------------- ---------------- ------------- ------------  ----------------- ---------------- ----------------
  $          0   $          0    $          0   $          0  $          0    $          0     $            0    $          0
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

     3,561,884      3,344,071       3,289,358      3,590,819     1,490,144       5,536,439        103,215,691       4,037,356

     3,561,884      3,344,071       3,289,358      3,590,819     1,490,144       5,536,439        103,215,691       4,037,356
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

    (3,561,884)    (3,344,071)     (3,289,358)    (3,590,819)   (1,490,144)     (5,536,439)      (103,215,691)     (4,037,356)
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

             0              0               0              0             0               0                  0               0
     7,815,474      8,607,072        (897,198)     7,388,337     3,897,350       1,916,800         47,950,511       7,382,484
    56,991,025     57,827,143      (3,686,135)    59,177,431    20,138,150      42,300,106        935,275,273      54,371,515
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

    64,806,499     66,434,215      (4,583,333)    66,565,768    24,035,500      44,216,906        983,225,784      61,753,999
  ------------   ------------    ------------   ------------  ------------    ------------     --------------    ------------

  $ 61,244,615   $ 63,090,144    $ (7,872,691)  $ 62,974,949  $ 22,545,356    $ 38,680,467     $  880,010,093    $ 57,716,643
  ============   ============    ============   ============  ============    ============     ==============    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                                    AST                        AST ACADEMIC
                                                                     AST        WELLINGTON     AST CAPITAL      STRATEGIES
                                               AST J.P. MORGAN    TEMPLETON     MANAGEMENT     GROWTH ASSET       ASSET
                                                INTERNATIONAL    GLOBAL BOND   HEDGED EQUITY    ALLOCATION      ALLOCATION
                                               EQUITY PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ---------------- ------------  --------------  --------------  --------------
ASSETS
  Investment in the portfolios, at fair value.   $207,308,532   $197,497,290  $1,219,180,055  $6,496,922,673  $4,268,987,509
                                                 ------------   ------------  --------------  --------------  --------------
  Net Assets..................................   $207,308,532   $197,497,290  $1,219,180,055  $6,496,922,673  $4,268,987,509
                                                 ============   ============  ==============  ==============  ==============

NET ASSETS, representing:
  Accumulation units..........................   $207,308,532   $197,497,290  $1,219,180,055  $6,496,922,673  $4,268,987,509
                                                 ------------   ------------  --------------  --------------  --------------
                                                 $207,308,532   $197,497,290  $1,219,180,055  $6,496,922,673  $4,268,987,509
                                                 ============   ============  ==============  ==============  ==============

  Units outstanding...........................     16,428,334     19,027,712     106,042,703     477,773,399     351,118,214
                                                 ============   ============  ==============  ==============  ==============

  Portfolio shares held.......................      8,094,827     18,337,724     101,683,074     463,734,666     339,617,145
  Portfolio net asset value per share.........   $      25.61   $      10.77  $        11.99  $        14.01  $        12.57
  Investment in portfolio shares, at cost.....   $169,223,540   $202,793,010  $1,029,085,744  $5,071,084,661  $3,635,815,787

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                SUBACCOUNTS
                                               -----------------------------------------------------------------------------
                                                                                    AST                        AST ACADEMIC
                                                                     AST        WELLINGTON     AST CAPITAL      STRATEGIES
                                               AST J.P. MORGAN    TEMPLETON     MANAGEMENT     GROWTH ASSET       ASSET
                                                INTERNATIONAL    GLOBAL BOND   HEDGED EQUITY    ALLOCATION      ALLOCATION
                                               EQUITY PORTFOLIO   PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                               ---------------- ------------  --------------  --------------  --------------
                                                  01/01/2013     01/01/2013     01/01/2013      01/01/2013      01/01/2013
                                                      TO             TO             TO              TO              TO
                                                  12/31/2013     12/31/2013     12/31/2013      12/31/2013      12/31/2013
                                               ---------------- ------------  --------------  --------------  --------------
INVESTMENT INCOME
  Dividend income.............................   $          0   $          0  $            0  $            0  $            0
                                                 ------------   ------------  --------------  --------------  --------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................      3,010,429      2,865,066      14,211,647      95,236,042      72,491,342

NET EXPENSES..................................      3,010,429      2,865,066      14,211,647      95,236,042      72,491,342
                                                 ------------   ------------  --------------  --------------  --------------

NET INVESTMENT INCOME (LOSS)..................     (3,010,429)    (2,865,066)    (14,211,647)    (95,236,042)    (72,491,342)
                                                 ------------   ------------  --------------  --------------  --------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0              0               0               0               0
  Realized gain (loss) on shares redeemed.....      4,512,739     (1,865,637)      9,008,494      59,835,011      68,552,302
  Net change in unrealized gain (loss) on
   investments................................     20,942,640     (6,319,612)    152,255,220   1,064,403,514     314,173,931
                                                 ------------   ------------  --------------  --------------  --------------

NET GAIN (LOSS) ON INVESTMENTS................     25,455,379     (8,185,249)    161,263,714   1,124,238,525     382,726,233
                                                 ------------   ------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 22,444,950   $(11,050,315) $  147,052,067  $1,029,002,483  $  310,234,891
                                                 ============   ============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                       AST                                                             AST
 AST BALANCED      PRESERVATION                   AST PRUDENTIAL                  T. ROWE PRICE                   AST
    ASSET             ASSET       AST FI PYRAMIS      GROWTH       AST ADVANCED     LARGE-CAP       AST        SMALL-CAP
  ALLOCATION        ALLOCATION     QUANTITATIVE     ALLOCATION      STRATEGIES       GROWTH     MONEY MARKET     GROWTH
  PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
$6,621,022,037    $4,626,397,788  $3,164,359,014  $3,842,655,603  $5,785,627,771  $533,489,977  $213,351,383  $209,243,993
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------
$6,621,022,037    $4,626,397,788  $3,164,359,014  $3,842,655,603  $5,785,627,771  $533,489,977  $213,351,383  $209,243,993
==============    ==============  ==============  ==============  ==============  ============  ============  ============

$6,621,022,037    $4,626,397,788  $3,164,359,014  $3,842,655,603  $5,785,627,771  $533,489,977  $213,351,383  $209,243,993
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------
$6,621,022,037    $4,626,397,788  $3,164,359,014  $3,842,655,603  $5,785,627,771  $533,489,977  $213,351,383  $209,243,993
==============    ==============  ==============  ==============  ==============  ============  ============  ============

   500,114,203       372,081,247     248,285,247     296,876,303     426,587,465    30,310,526    22,470,117    11,797,325
==============    ==============  ==============  ==============  ==============  ============  ============  ============

   479,784,206       351,549,984     269,536,543     321,292,274     410,911,063    25,885,006   213,351,383     6,831,342
$        13.80    $        13.16  $        11.74  $        11.96  $        14.08  $      20.61  $       1.00  $      30.63
$5,295,335,574    $4,059,690,000  $2,648,475,123  $3,202,291,296  $4,718,732,162  $362,700,520  $213,351,383  $154,463,851


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                       AST                                                             AST
 AST BALANCED      PRESERVATION                   AST PRUDENTIAL                  T. ROWE PRICE                   AST
    ASSET             ASSET       AST FI PYRAMIS      GROWTH       AST ADVANCED     LARGE-CAP       AST        SMALL-CAP
  ALLOCATION        ALLOCATION     QUANTITATIVE     ALLOCATION      STRATEGIES       GROWTH     MONEY MARKET     GROWTH
  PORTFOLIO         PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO    PORTFOLIO     PORTFOLIO
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
  01/01/2013        01/01/2013      01/01/2013      01/01/2013      01/01/2013     01/01/2013    01/01/2013    01/01/2013
      TO                TO              TO              TO              TO             TO            TO            TO
  12/31/2013        12/31/2013      12/31/2013      12/31/2013      12/31/2013     12/31/2013    12/31/2013    12/31/2013
--------------    --------------  --------------  --------------  --------------  ------------- ------------  ------------
$            0    $            0  $            0  $            0  $            0  $          0  $          0  $          0
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

    99,031,672        77,511,909      46,384,766      55,749,541      83,973,577     7,166,270     3,881,312     2,938,361

    99,031,672        77,511,909      46,384,766      55,749,541      83,973,577     7,166,270     3,881,312     2,938,361
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

   (99,031,672)      (77,511,909)    (46,384,766)    (55,749,541)    (83,973,577)   (7,166,270)   (3,881,312)   (2,938,361)
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

             0                 0               0               0               0             0             0             0
    70,953,758        63,429,301      24,356,472      46,043,311      40,148,567    19,155,374             0     8,559,959
   896,673,451       334,261,391     365,241,460     475,568,287     729,496,156   137,633,132             0    41,010,364
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

   967,627,209       397,690,692     389,597,932     521,611,598     769,644,723   156,788,506             0    49,570,323
--------------    --------------  --------------  --------------  --------------  ------------  ------------  ------------

$  868,595,537    $  320,178,783  $  343,213,166  $  465,862,057  $  685,671,146  $149,622,236  $ (3,881,312) $ 46,631,962
==============    ==============  ==============  ==============  ==============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                     AST            AST           AST          NVIT         AST
                                                 PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING   INVESTMENT
                                                 RETURN BOND       VALUE        GROWTH       MARKETS     GRADE BOND
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND      PORTFOLIO
                                               --------------  ------------- ------------- -----------  ------------
ASSETS
  Investment in the portfolios, at fair value. $2,248,671,453   $92,461,154  $206,639,394  $10,904,677  $621,532,307
                                               --------------   -----------  ------------  -----------  ------------
  Net Assets.................................. $2,248,671,453   $92,461,154  $206,639,394  $10,904,677  $621,532,307
                                               ==============   ===========  ============  ===========  ============

NET ASSETS, representing:
  Accumulation units.......................... $2,248,671,453   $92,461,154  $206,639,394  $10,904,677  $621,532,307
                                               --------------   -----------  ------------  -----------  ------------
                                               $2,248,671,453   $92,461,154  $206,639,394  $10,904,677  $621,532,307
                                               ==============   ===========  ============  ===========  ============

  Units outstanding...........................    201,354,458     7,524,472    17,172,146      742,948    48,729,870
                                               ==============   ===========  ============  ===========  ============

  Portfolio shares held.......................    182,967,571     5,038,755    14,634,518    1,747,544    97,266,402
  Portfolio net asset value per share......... $        12.29   $     18.35  $      14.12  $      6.24  $       6.39
  Investment in portfolio shares, at cost..... $2,217,777,553   $75,634,047  $161,080,440  $13,167,318  $617,611,369

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                            SUBACCOUNTS
                                               ---------------------------------------------------------------------
                                                     AST            AST           AST          NVIT         AST
                                                 PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING   INVESTMENT
                                                 RETURN BOND       VALUE        GROWTH       MARKETS     GRADE BOND
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND      PORTFOLIO
                                               --------------  ------------- ------------- -----------  ------------
                                                 01/01/2013     01/01/2013    01/01/2013    01/01/2013   01/01/2013
                                                     TO             TO            TO            TO           TO
                                                 12/31/2013     12/31/2013    12/31/2013    12/31/2013   12/31/2013
                                               --------------  ------------- ------------- -----------  ------------
INVESTMENT INCOME
  Dividend income............................. $            0   $         0  $          0  $   111,980  $          0
                                               --------------   -----------  ------------  -----------  ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     38,927,585     1,351,139     2,208,975      196,960    20,405,294

NET EXPENSES..................................     38,927,585     1,351,139     2,208,975      196,960    20,405,294
                                               --------------   -----------  ------------  -----------  ------------

NET INVESTMENT INCOME (LOSS)..................    (38,927,585)   (1,351,139)   (2,208,975)     (84,980)  (20,405,294)
                                               --------------   -----------  ------------  -----------  ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0             0             0            0             0
  Realized gain (loss) on shares redeemed.....      6,281,303     1,828,020     3,011,448     (700,866)   45,474,885
  Net change in unrealized gain (loss) on
   investments................................    (54,331,412)   12,326,023    29,413,294      518,672   (55,708,223)
                                               --------------   -----------  ------------  -----------  ------------

NET GAIN (LOSS) ON INVESTMENTS................    (48,050,109)   14,154,043    32,424,742     (182,194)  (10,233,338)
                                               --------------   -----------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  (86,977,694)  $12,802,904  $ 30,215,767  $  (267,174) $(30,638,632)
                                               ==============   ===========  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                           AST PARAMETRIC
  AST WESTERN                                 AST GLOBAL      EMERGING      AST GOLDMAN    AST SCHRODERS     AST RCM
ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY SACHS SMALL-CAP GLOBAL TACTICAL  WORLD TRENDS
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
 $433,900,626    $103,179,417   $20,191,487   $82,370,919   $237,959,556   $301,627,095   $3,115,314,824  $3,225,998,690
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------
 $433,900,626    $103,179,417   $20,191,487   $82,370,919   $237,959,556   $301,627,095   $3,115,314,824  $3,225,998,690
 ============    ============   ===========   ===========   ============   ============   ==============  ==============

 $433,900,626    $103,179,417   $20,191,487   $82,370,919   $237,959,556   $301,627,095   $3,115,314,824  $3,225,998,690
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------
 $433,900,626    $103,179,417   $20,191,487   $82,370,919   $237,959,556   $301,627,095   $3,115,314,824  $3,225,998,690
 ============    ============   ===========   ===========   ============   ============   ==============  ==============

   38,646,845       8,868,288     1,691,166     6,106,874     22,889,863     17,117,415      229,670,371     262,920,377
 ============    ============   ===========   ===========   ============   ============   ==============  ==============

   41,089,074       8,583,978     2,049,897     8,371,028     26,528,379     17,943,313      222,522,487     280,765,769
 $      10.56    $      12.02   $      9.85   $      9.84   $       8.97   $      16.81   $        14.00  $        11.49
 $435,131,503    $101,215,374   $21,264,179   $74,204,778   $227,191,039   $212,170,538   $2,523,648,724  $2,793,938,114


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                                                           AST PARAMETRIC
  AST WESTERN                                 AST GLOBAL      EMERGING      AST GOLDMAN    AST SCHRODERS     AST RCM
ASSET CORE PLUS    AST BOND       AST BOND    REAL ESTATE  MARKETS EQUITY SACHS SMALL-CAP GLOBAL TACTICAL  WORLD TRENDS
BOND PORTFOLIO  PORTFOLIO 2018 PORTFOLIO 2019  PORTFOLIO     PORTFOLIO    VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
  01/01/2013      01/01/2013     01/01/2013   01/01/2013     01/01/2013     01/01/2013      01/01/2013      01/01/2013
      TO              TO             TO           TO             TO             TO              TO              TO
  12/31/2013      12/31/2013     12/31/2013   12/31/2013     12/31/2013     12/31/2013      12/31/2013      12/31/2013
--------------- -------------- -------------- -----------  -------------- --------------- --------------- --------------
 $          0    $          0   $         0   $         0   $          0   $          0   $            0  $            0
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------



    7,158,648       3,055,944       532,899     1,401,476      3,873,173      4,041,940       43,827,707      46,536,325

    7,158,648       3,055,944       532,899     1,401,476      3,873,173      4,041,940       43,827,707      46,536,325
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------

   (7,158,648)     (3,055,944)     (532,899)   (1,401,476)    (3,873,173)    (4,041,940)     (43,827,707)    (46,536,325)
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------

            0               0             0             0              0              0                0               0
     (123,284)      3,945,623      (922,958)    2,848,012       (521,022)    10,406,854       22,736,138      19,871,313

   (6,396,206)     (7,897,543)     (120,716)     (469,758)    (1,225,925)    68,757,326      416,617,246     318,894,049
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------

   (6,519,490)     (3,951,920)   (1,043,674)    2,378,254     (1,746,947)    79,164,180      439,353,384     338,765,362
 ------------    ------------   -----------   -----------   ------------   ------------   --------------  --------------


 $(13,678,138)   $ (7,007,864)  $(1,576,573)  $   976,778   $ (5,620,120)  $ 75,122,240   $  395,525,677  $  292,229,037
 ============    ============   ===========   ===========   ============   ============   ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                               AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS
                                                  PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO      SERVICES    PORTFOLIO
                                               --------------- --------------- ----------------- ---------- --------------
ASSETS
  Investment in the portfolios, at fair value. $2,077,440,086  $1,929,095,433   $2,122,569,187    $518,459     $404,042
                                               --------------  --------------   --------------    --------     --------
  Net Assets.................................. $2,077,440,086  $1,929,095,433   $2,122,569,187    $518,459     $404,042
                                               ==============  ==============   ==============    ========     ========

NET ASSETS, representing:
  Accumulation units.......................... $2,077,440,086  $1,929,095,433   $2,122,569,187    $518,459     $404,042
                                               --------------  --------------   --------------    --------     --------
                                               $2,077,440,086  $1,929,095,433   $2,122,569,187    $518,459     $404,042
                                               ==============  ==============   ==============    ========     ========

  Units outstanding...........................    155,830,286     160,349,399      157,736,679      27,168       25,017
                                               ==============  ==============   ==============    ========     ========

  Portfolio shares held.......................    165,269,697     165,872,350      168,591,675       9,080        7,898
  Portfolio net asset value per share......... $        12.57  $        11.63   $        12.59    $  57.10     $  51.16
  Investment in portfolio shares, at cost..... $1,707,503,945  $1,709,416,185   $1,735,228,822    $401,835     $323,180

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                               SUBACCOUNTS
                                               --------------------------------------------------------------------------
                                               AST J.P. MORGAN   AST GOLDMAN   AST FI PYRAMIS(R) PROFUND VP   PROFUND VP
                                               GLOBAL THEMATIC  SACHS MULTI-   ASSET ALLOCATION   CONSUMER  CONSUMER GOODS
                                                  PORTFOLIO    ASSET PORTFOLIO     PORTFOLIO      SERVICES    PORTFOLIO
                                               --------------- --------------- ----------------- ---------- --------------
                                                 01/01/2013      01/01/2013       01/01/2013     01/01/2013   01/01/2013
                                                     TO              TO               TO             TO           TO
                                                 12/31/2013      12/31/2013       12/31/2013     12/31/2013   12/31/2013
                                               --------------- --------------- ----------------- ---------- --------------
INVESTMENT INCOME
  Dividend income............................. $            0  $            0   $            0    $    795     $  2,502
                                               --------------  --------------   --------------    --------     --------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     29,684,371      29,032,146       28,885,572       4,300        4,050

NET EXPENSES..................................     29,684,371      29,032,146       28,885,572       4,300        4,050
                                               --------------  --------------   --------------    --------     --------

NET INVESTMENT INCOME (LOSS)..................    (29,684,371)    (29,032,146)     (28,885,572)     (3,505)      (1,548)
                                               --------------  --------------   --------------    --------     --------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........              0               0                0         901            0
  Realized gain (loss) on shares redeemed.....     18,941,609      17,424,373       12,009,448      15,030       53,145
  Net change in unrealized gain (loss) on
   investments................................    255,564,038     146,478,565      293,557,493      96,045       42,117
                                               --------------  --------------   --------------    --------     --------

NET GAIN (LOSS) ON INVESTMENTS................    274,505,647     163,902,938      305,566,941     111,976       95,262
                                               --------------  --------------   --------------    --------     --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS................................. $  244,821,276  $  134,870,792   $  276,681,369    $108,471     $ 93,714
                                               ==============  ==============   ==============    ========     ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP  PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP   SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH      VALUE
----------  ----------- ----------- ---------- ---------- ----------- ----------  ----------
 $863,069   $1,795,350   $421,843    $628,203   $759,404   $446,378   $1,183,248   $448,176
 --------   ----------   --------    --------   --------   --------   ----------   --------
 $863,069   $1,795,350   $421,843    $628,203   $759,404   $446,378   $1,183,248   $448,176
 ========   ==========   ========    ========   ========   ========   ==========   ========

 $863,069   $1,795,350   $421,843    $628,203   $759,404   $446,378   $1,183,248   $448,176
 --------   ----------   --------    --------   --------   --------   ----------   --------
 $863,069   $1,795,350   $421,843    $628,203   $759,404   $446,378   $1,183,248   $448,176
 ========   ==========   ========    ========   ========   ========   ==========   ========

   95,105      103,938     29,286      41,666     50,948     43,744       67,635     28,475
 ========   ==========   ========    ========   ========   ========   ==========   ========

   30,846       34,720      7,367      12,557     19,849      8,747       27,505     10,727
 $  27.98   $    51.71   $  57.26    $  50.03   $  38.26   $  51.03   $    43.02   $  41.78
 $660,313   $1,366,089   $295,253    $480,002   $573,346   $412,682   $  974,648   $325,176


                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
                                    PROFUND VP PROFUND VP             PROFUND VP  PROFUND VP
PROFUND VP  PROFUND VP  PROFUND VP   MID-CAP    MID-CAP   PROFUND VP  SMALL-CAP   SMALL-CAP
FINANCIALS  HEALTH CARE INDUSTRIALS   GROWTH     VALUE    REAL ESTATE   GROWTH      VALUE
----------  ----------- ----------- ---------- ---------- ----------- ----------  ----------
01/01/2013  01/01/2013  01/01/2013  01/01/2013 01/01/2013 01/01/2013  01/01/2013  01/01/2013
    TO          TO          TO          TO         TO         TO          TO          TO
12/31/2013  12/31/2013  12/31/2013  12/31/2013 12/31/2013 12/31/2013  12/31/2013  12/31/2013
----------  ----------- ----------- ---------- ---------- ----------- ----------  ----------
 $  4,125   $    4,513   $  1,930    $      0   $  2,689   $  6,517   $        0   $    992
 --------   ----------   --------    --------   --------   --------   ----------   --------

   13,754       19,316      4,540       7,999      8,334      8,618        7,898      4,783

   13,754       19,316      4,540       7,999      8,334      8,618        7,898      4,783
 --------   ----------   --------    --------   --------   --------   ----------   --------

   (9,629)     (14,803)    (2,610)     (7,999)    (5,645)    (2,101)      (7,898)    (3,791)
 --------   ----------   --------    --------   --------   --------   ----------   --------

        0            0          0           0          0          0       35,356          0
  150,133      218,079     27,513      25,303     98,924     24,618       37,662     50,523
  100,720      254,121     87,024     116,934     96,996    (32,908)     171,210     84,218
 --------   ----------   --------    --------   --------   --------   ----------   --------

  250,853      472,200    114,537     142,237    195,920     (8,290)     244,228    134,741
 --------   ----------   --------    --------   --------   --------   ----------   --------

 $241,224   $  457,397   $111,927    $134,238   $190,275   $(10,391)  $  236,330   $130,950
 ========   ==========   ========    ========   ========   ========   ==========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                                                         AST
                                                                                                       JENNISON
                                                                             PROFUND VP  PROFUND VP   LARGE-CAP
                                                   PROFUND VP     PROFUND VP LARGE-CAP   LARGE-CAP      VALUE
                                               TELECOMMUNICATIONS UTILITIES    GROWTH      VALUE      PORTFOLIO
                                               ------------------ ---------- ----------  ----------  -----------
ASSETS
  Investment in the portfolios, at fair value.      $161,079       $559,971  $1,188,375  $1,312,378  $84,817,368
                                                    --------       --------  ----------  ----------  -----------
  Net Assets..................................      $161,079       $559,971  $1,188,375  $1,312,378  $84,817,368
                                                    ========       ========  ==========  ==========  ===========

NET ASSETS, representing:
  Accumulation units..........................      $161,079       $559,971  $1,188,375  $1,312,378  $84,817,368
                                                    --------       --------  ----------  ----------  -----------
                                                    $161,079       $559,971  $1,188,375  $1,312,378  $84,817,368
                                                    ========       ========  ==========  ==========  ===========

  Units outstanding...........................        14,233         49,162      83,825     104,670    5,993,027
                                                    ========       ========  ==========  ==========  ===========

  Portfolio shares held.......................        18,367         15,963      23,416      37,358    5,121,822
  Portfolio net asset value per share.........      $   8.77       $  35.08  $    50.75  $    35.13  $     16.56
  Investment in portfolio shares, at cost.....      $148,584       $498,186  $  850,245  $1,006,325  $63,902,404

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                          SUBACCOUNTS
                                               -----------------------------------------------------------------
                                                                                                         AST
                                                                                                       JENNISON
                                                                             PROFUND VP  PROFUND VP   LARGE-CAP
                                                   PROFUND VP     PROFUND VP LARGE-CAP   LARGE-CAP      VALUE
                                               TELECOMMUNICATIONS UTILITIES    GROWTH      VALUE      PORTFOLIO
                                               ------------------ ---------- ----------  ----------  -----------
                                                   01/01/2013     01/01/2013 01/01/2013  01/01/2013   01/01/2013
                                                       TO             TO         TO          TO           TO
                                                   12/31/2013     12/31/2013 12/31/2013  12/31/2013   12/31/2013
                                               ------------------ ---------- ----------  ----------  -----------
INVESTMENT INCOME
  Dividend income.............................      $  3,827       $ 17,109  $    3,312  $   10,958  $         0
                                                    --------       --------  ----------  ----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................         2,616          8,407      14,493      15,527    1,255,493

NET EXPENSES..................................         2,616          8,407      14,493      15,527    1,255,493
                                                    --------       --------  ----------  ----------  -----------

NET INVESTMENT INCOME (LOSS)..................         1,211          8,702     (11,181)     (4,569)  (1,255,493)
                                                    --------       --------  ----------  ----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........         5,794              0           0           0            0
  Realized gain (loss) on shares redeemed.....        13,104         41,411      24,831      52,887    3,213,462
  Net change in unrealized gain (loss) on
   investments................................        (4,089)        29,987     235,938     209,553   16,406,066
                                                    --------       --------  ----------  ----------  -----------

NET GAIN (LOSS) ON INVESTMENTS................        14,809         71,398     260,769     262,440   19,619,528
                                                    --------       --------  ----------  ----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................      $ 16,020       $ 80,100  $  249,588  $  257,871  $18,364,035
                                                    ========       ========  ==========  ==========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                              WELLS FARGO  WELLS FARGO  WELLS FARGO    WELLS FARGO
AST JENNISON                                                 ADVANTAGE VT  ADVANTAGE VT ADVANTAGE VT  ADVANTAGE VT
 LARGE-CAP                                                   INTERNATIONAL OMEGA GROWTH  SMALL CAP   SMALL CAP VALUE
   GROWTH          AST BOND       AST BOND       AST BOND     EQUITY FUND      FUND     GROWTH FUND       FUND
 PORTFOLIO      PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021    CLASS 1      CLASS 1      CLASS 1        CLASS 1
------------    -------------- -------------- -------------- ------------- ------------ ------------ ---------------
$114,261,076     $30,751,032    $98,017,645    $ 81,707,172    $596,605     $1,416,984    $602,307     $1,184,928
------------     -----------    -----------    ------------    --------     ----------    --------     ----------
$114,261,076     $30,751,032    $98,017,645    $ 81,707,172    $596,605     $1,416,984    $602,307     $1,184,928
============     ===========    ===========    ============    ========     ==========    ========     ==========

$114,261,076     $30,751,032    $98,017,645    $ 81,707,172    $596,605     $1,416,984    $602,307     $1,184,928
------------     -----------    -----------    ------------    --------     ----------    --------     ----------
$114,261,076     $30,751,032    $98,017,645    $ 81,707,172    $596,605     $1,416,984    $602,307     $1,184,928
============     ===========    ===========    ============    ========     ==========    ========     ==========

   7,114,061       2,612,664      8,654,724       6,858,333      36,614        472,750      33,271         86,455
============     ===========    ===========    ============    ========     ==========    ========     ==========

   5,966,636       4,983,960      8,236,777       6,280,336     108,870         43,227      53,207        110,534
$      19.15     $      6.17    $     11.90    $      13.01    $   5.48     $    32.78    $  11.32     $    10.72
$ 83,211,525     $31,280,633    $96,103,411    $ 82,338,705    $516,175     $  905,295    $368,946     $  853,392


                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                                              WELLS FARGO  WELLS FARGO  WELLS FARGO    WELLS FARGO
AST JENNISON                                                 ADVANTAGE VT  ADVANTAGE VT ADVANTAGE VT  ADVANTAGE VT
 LARGE-CAP                                                   INTERNATIONAL OMEGA GROWTH  SMALL CAP   SMALL CAP VALUE
   GROWTH          AST BOND       AST BOND       AST BOND     EQUITY FUND      FUND     GROWTH FUND       FUND
 PORTFOLIO      PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021    CLASS 1      CLASS 1      CLASS 1        CLASS 1
------------    -------------- -------------- -------------- ------------- ------------ ------------ ---------------
 01/01/2013       01/01/2013     01/01/2013     01/01/2013    01/01/2013    01/01/2013   01/01/2013    01/01/2013
     TO               TO             TO             TO            TO            TO           TO            TO
 12/31/2013       12/31/2013     12/31/2013     12/31/2013    12/31/2013    12/31/2013   12/31/2013    12/31/2013
------------    -------------- -------------- -------------- ------------- ------------ ------------ ---------------
$          0     $         0    $         0    $          0    $ 14,176     $    4,717    $      0     $   12,383
------------     -----------    -----------    ------------    --------     ----------    --------     ----------



   1,579,698         366,945      2,925,127       3,004,419      10,140         20,263       9,575         21,446

   1,579,698         366,945      2,925,127       3,004,419      10,140         20,263       9,575         21,446
------------     -----------    -----------    ------------    --------     ----------    --------     ----------

  (1,579,698)       (366,945)    (2,925,127)     (3,004,419)      4,036        (15,546)     (9,575)        (9,063)
------------     -----------    -----------    ------------    --------     ----------    --------     ----------

           0               0              0               0      29,408         97,279      28,660              0
   3,962,247        (384,439)     3,497,445       5,859,599      11,757         49,467      41,053         85,453

  26,382,795        (379,617)    (5,775,085)    (13,894,899)     54,187        260,420     156,675         84,685
------------     -----------    -----------    ------------    --------     ----------    --------     ----------

  30,345,042        (764,056)    (2,277,640)     (8,035,300)     95,352        407,166     226,388        170,138
------------     -----------    -----------    ------------    --------     ----------    --------     ----------

$ 28,765,344     $(1,131,001)   $(5,202,767)   $(11,039,719)   $ 99,388     $  391,620    $216,813     $  161,075
============     ===========    ===========    ============    ========     ==========    ========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                                                                  WELLS FARGO
                                                              AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL
                                                  AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND
                                               PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO
                                               -------------- ---------------- ----------------- -------------- --------------
ASSETS
  Investment in the portfolios, at fair value.  $ 64,898,510    $358,116,971    $1,757,752,503     $1,674,483    $151,662,516
                                                ------------    ------------    --------------     ----------    ------------
  Net Assets..................................  $ 64,898,510    $358,116,971    $1,757,752,503     $1,674,483    $151,662,516
                                                ============    ============    ==============     ==========    ============

NET ASSETS, representing:
  Accumulation units..........................  $ 64,898,510    $358,116,971    $1,757,752,503     $1,674,483    $151,662,516
                                                ------------    ------------    --------------     ----------    ------------
                                                $ 64,898,510    $358,116,971    $1,757,752,503     $1,674,483    $151,662,516
                                                ============    ============    ==============     ==========    ============

  Units outstanding...........................     5,949,622      30,084,374       159,964,208        106,769      14,766,580
                                                ============    ============    ==============     ==========    ============

  Portfolio shares held.......................     5,561,141      28,741,330       153,515,502         64,132      14,361,981
  Portfolio net asset value per share.........  $      11.67    $      12.46    $        11.45     $    26.11    $      10.56
  Investment in portfolio shares, at cost.....  $ 68,313,167    $291,176,059    $1,534,650,657     $1,093,697    $152,699,914

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                                 SUBACCOUNTS
                                               ------------------------------------------------------------------------------

                                                                                                  WELLS FARGO
                                                              AST QUANTITATIVE   AST BLACKROCK    ADVANTAGE VT  AST PRUDENTIAL
                                                  AST BOND        MODELING     GLOBAL STRATEGIES  OPPORTUNITY     CORE BOND
                                               PORTFOLIO 2022    PORTFOLIO         PORTFOLIO     FUND - CLASS 1   PORTFOLIO
                                               -------------- ---------------- ----------------- -------------- --------------
                                                 01/01/2013      01/01/2013       01/01/2013       01/01/2013     01/01/2013
                                                     TO              TO               TO               TO             TO
                                                 12/31/2013      12/31/2013       12/31/2013       12/31/2013     12/31/2013
                                               -------------- ---------------- ----------------- -------------- --------------
INVESTMENT INCOME
  Dividend income.............................  $          0    $          0    $            0     $    7,397    $          0
                                                ------------    ------------    --------------     ----------    ------------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................     2,173,071       4,476,124        26,630,610         28,531       1,926,260

NET EXPENSES..................................     2,173,071       4,476,124        26,630,610         28,531       1,926,260
                                                ------------    ------------    --------------     ----------    ------------

NET INVESTMENT INCOME (LOSS)..................    (2,173,071)     (4,476,124)      (26,630,610)       (21,134)     (1,926,260)
                                                ------------    ------------    --------------     ----------    ------------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             0               0                 0              0               0
  Realized gain (loss) on shares redeemed.....     1,702,554       1,213,091        10,847,253         82,825         261,046
  Net change in unrealized gain (loss) on
   investments................................   (10,867,728)     53,364,593       153,604,948        349,719      (3,882,280)
                                                ------------    ------------    --------------     ----------    ------------

NET GAIN (LOSS) ON INVESTMENTS................    (9,165,174)     54,577,684       164,452,201        432,544      (3,621,234)
                                                ------------    ------------    --------------     ----------    ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................  $(11,338,245)   $ 50,101,560    $  137,821,591     $  411,410    $ (5,547,494)
                                                ============    ============    ==============     ==========    ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                               AST FRANKLIN
                                TEMPLETON         AST NEW      AST WESTERN     AST MFS                       AST AQR
AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP                  EMERGING MARKETS
 BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE        AST BOND         EQUITY
BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO 2024    PORTFOLIO
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
 $38,272,267    $199,986,371  $3,294,489,549   $383,555,152     $1,403,999   $15,935,520   $63,243,893      $1,183,784
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------
 $38,272,267    $199,986,371  $3,294,489,549   $383,555,152     $1,403,999   $15,935,520   $63,243,893      $1,183,784
 ===========    ============  ==============   ============     ==========   ===========   ===========      ==========

 $38,272,267    $199,986,371  $3,294,489,549   $383,555,152     $1,403,999   $15,935,520   $63,243,893      $1,183,784
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------
 $38,272,267    $199,986,371  $3,294,489,549   $383,555,152     $1,403,999   $15,935,520   $63,243,893      $1,183,784
 ===========    ============  ==============   ============     ==========   ===========   ===========      ==========

   3,858,589      21,962,329     250,382,552     31,972,895        149,931     1,182,619     7,249,026         116,897
 ===========    ============  ==============   ============     ==========   ===========   ===========      ==========

   3,719,365      21,029,061     243,495,163     31,285,086        146,250     1,154,748     7,098,080         115,604
 $     10.29    $       9.51  $        13.53   $      12.26     $     9.60   $     13.80   $      8.91      $    10.24
 $38,588,386    $205,992,791  $2,633,462,488   $332,408,418     $1,463,638   $14,051,580   $65,152,479      $1,160,482


                                                 SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------
                               AST FRANKLIN
                                TEMPLETON         AST NEW      AST WESTERN     AST MFS                       AST AQR
AST NEUBERGER                 FOUNDING FUNDS  DISCOVERY ASSET ASSET EMERGING  LARGE-CAP                  EMERGING MARKETS
 BERMAN CORE      AST BOND      ALLOCATION      ALLOCATION     MARKETS DEBT     VALUE        AST BOND         EQUITY
BOND PORTFOLIO PORTFOLIO 2023   PORTFOLIO        PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO 2024    PORTFOLIO
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
  01/01/2013     01/01/2013     01/01/2013      01/01/2013      01/01/2013    01/01/2013   01/02/2013*     02/25/2013*
      TO             TO             TO              TO              TO            TO            TO              TO
  12/31/2013     12/31/2013     12/31/2013      12/31/2013      12/31/2013    12/31/2013    12/31/2013      12/31/2013
-------------- -------------- --------------  --------------- -------------- -----------  -------------- ----------------
 $         0    $          0  $            0   $          0     $        0   $         0   $         0      $        0
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------

     649,415       2,950,258      49,114,991      4,481,318         16,548       120,298       798,583           4,605

     649,415       2,950,258      49,114,991      4,481,318         16,548       120,298       798,583           4,605
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------

    (649,415)     (2,950,258)    (49,114,991)    (4,481,318)       (16,548)     (120,298)     (798,583)         (4,605)
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------

           0               0               0              0              0             0             0               0
     (22,660)     (5,518,193)     29,019,151      3,247,233        (50,609)      179,277    (1,642,041)         (1,248)

  (1,082,156)     (6,190,709)    616,326,369     44,858,695        (66,215)    1,869,803    (1,908,586)         23,302
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------

  (1,104,816)    (11,708,902)    645,345,520     48,105,928       (116,824)    2,049,080    (3,550,627)         22,054
 -----------    ------------  --------------   ------------     ----------   -----------   -----------      ----------

 $(1,754,231)   $(14,659,160) $  596,230,529   $ 43,624,610     $ (133,372)  $ 1,928,782   $(4,349,210)     $   17,449
 ===========    ============  ==============   ============     ==========   ===========   ===========      ==========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2013

                                                                      SUBACCOUNTS
                                               --------------------------------------------------------
                                                     AST            AST           AST           AST
                                                 CLEARBRIDGE    QMA EMERGING  MULTI-SECTOR   BLACKROCK
                                               DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME  ISHARES ETF
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               --------------- -------------- ------------  -----------
ASSETS
  Investment in the portfolios, at fair value.   $17,800,424      $466,762    $695,653,918  $86,639,115
                                                 -----------      --------    ------------  -----------
  Net Assets..................................   $17,800,424      $466,762    $695,653,918  $86,639,115
                                                 ===========      ========    ============  ===========

NET ASSETS, representing:
  Accumulation units..........................   $17,800,424      $466,762    $695,653,918  $86,639,115
                                                 -----------      --------    ------------  -----------
                                                 $17,800,424      $466,762    $695,653,918  $86,639,115
                                                 ===========      ========    ============  ===========

  Units outstanding...........................     1,526,307        48,486      73,129,351    8,247,457
                                                 ===========      ========    ============  ===========

  Portfolio shares held.......................     1,504,685        47,922      71,939,392    8,158,109
  Portfolio net asset value per share.........   $     11.83      $   9.74    $       9.67  $     10.62
  Investment in portfolio shares, at cost.....   $16,641,989      $460,192    $691,771,540  $82,814,057

STATEMENTS OF OPERATIONS
For the year ended December 31, 2013
                                                                      SUBACCOUNTS
                                               --------------------------------------------------------
                                                     AST            AST           AST           AST
                                                 CLEARBRIDGE    QMA EMERGING  MULTI-SECTOR   BLACKROCK
                                               DIVIDEND GROWTH MARKETS EQUITY FIXED INCOME  ISHARES ETF
                                                  PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               --------------- -------------- ------------  -----------
                                                 02/25/2013*    02/25/2013*   02/25/2013*   04/29/2013*
                                                     TO              TO            TO           TO
                                                 12/31/2013      12/31/2013    12/31/2013   12/31/2013
                                               --------------- -------------- ------------  -----------
INVESTMENT INCOME
  Dividend income.............................   $         0      $      0    $          0  $         0
                                                 -----------      --------    ------------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration.............................        96,396         2,023       3,378,731      475,341

NET EXPENSES..................................        96,396         2,023       3,378,731      475,341
                                                 -----------      --------    ------------  -----------

NET INVESTMENT INCOME (LOSS)..................       (96,396)       (2,023)     (3,378,731)    (475,341)
                                                 -----------      --------    ------------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received........             0             0               0            0
  Realized gain (loss) on shares redeemed.....        54,692        (1,053)        (31,378)      51,320
  Net change in unrealized gain (loss) on
   investments................................     1,158,435         6,570       3,882,378    3,825,057
                                                 -----------      --------    ------------  -----------

NET GAIN (LOSS) ON INVESTMENTS................     1,213,127         5,517       3,851,000    3,876,377
                                                 -----------      --------    ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.................................   $ 1,116,731      $  3,494    $    472,269  $ 3,401,036
                                                 ===========      ========    ============  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                            SUBACCOUNTS (CONTINUED)
           ---------------------------------------------------------
                  AST               AST           AST         AST
           FRANKLIN TEMPLETON DEFENSIVE ASSET     AQR         QMA
             FOUNDING FUNDS     ALLOCATION     LARGE-CAP   LARGE-CAP
             PLUS PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO
           ------------------ --------------- ----------- -----------
              $349,717,516      $80,066,451    $765,666    $135,655
              ------------      -----------    --------    --------
              $349,717,516      $80,066,451    $765,666    $135,655
              ============      ===========    ========    ========

              $349,717,516      $80,066,451    $765,666    $135,655
              ------------      -----------    --------    --------
              $349,717,516      $80,066,451    $765,666    $135,655
              ============      ===========    ========    ========

                32,310,421        8,260,335      65,727      11,602
              ============      ===========    ========    ========

                31,966,866        8,170,046      65,052      11,486
              $      10.94      $      9.80    $  11.77    $  11.81
              $330,297,288      $78,805,110    $716,186    $127,392


                            SUBACCOUNTS (CONTINUED)
           ---------------------------------------------------------
                  AST               AST           AST         AST
           FRANKLIN TEMPLETON DEFENSIVE ASSET     AQR         QMA
             FOUNDING FUNDS     ALLOCATION     LARGE-CAP   LARGE-CAP
             PLUS PORTFOLIO      PORTFOLIO     PORTFOLIO   PORTFOLIO
           ------------------ --------------- ----------- -----------
              04/29/2013*       04/29/2013*   04/29/2013* 04/29/2013*
                   TO               TO            TO          TO
               12/31/2013       12/31/2013    12/31/2013  12/31/2013
           ------------------ --------------- ----------- -----------
              $          0      $         0    $      0    $      0
              ------------      -----------    --------    --------



                 1,755,379          459,862       3,614         410

                 1,755,379          459,862       3,614         410
              ------------      -----------    --------    --------

                (1,755,379)        (459,862)     (3,614)       (410)
              ------------      -----------    --------    --------

                         0                0           0           0
                   119,709          121,572      10,275         131

                19,420,228        1,261,341      49,479       8,263
              ------------      -----------    --------    --------

                19,539,937        1,382,913      59,754       8,394
              ------------      -----------    --------    --------

              $ 17,784,558      $   923,051    $ 56,140    $  7,984
              ============      ===========    ========    ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                    SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                  PRUDENTIAL MONEY MARKET   PRUDENTIAL DIVERSIFIED BOND      PRUDENTIAL EQUITY
                                         PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                --------------------------  --------------------------  --------------------------
                                 01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (2,376,958) $ (2,762,929) $  5,381,497  $  6,955,203  $ (2,880,909) $ (1,635,441)
  Capital gains distributions
   received....................            0             0     6,013,507    10,125,578             0             0
  Realized gain (loss) on
   shares redeemed.............            0             0       888,726     1,751,422     4,260,364      (450,871)
  Net change in unrealized
   gain (loss) on
   investments.................            0             0   (16,832,553)    1,506,248    53,383,902    24,037,300
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   (2,376,958)   (2,762,929)   (4,548,823)   20,338,451    54,763,357    21,950,988
                                ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    1,793,401     2,041,766       790,150       765,574       932,130       672,100
  Annuity Payments.............   (1,741,326)   (1,291,176)   (2,192,738)   (1,262,016)     (830,733)     (494,792)
  Surrenders, withdrawals
   and death benefits..........  (36,447,614)  (43,665,352)  (23,753,121)  (23,423,231)  (21,703,775)  (22,131,787)
  Net transfers between
   other subaccounts or
   fixed rate option...........   12,374,173    15,665,164    (5,337,284)    2,594,883    (3,796,469)   (3,201,071)
  Other charges................     (214,921)     (244,169)      (73,966)      (79,436)     (191,592)     (210,685)
                                ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (24,236,287)  (27,493,767)  (30,566,959)  (21,404,226)  (25,590,439)  (25,366,235)
                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (26,613,245)  (30,256,696)  (35,115,782)   (1,065,775)   29,172,918    (3,415,247)

NET ASSETS
  Beginning of period..........  177,543,306   207,800,002   229,314,392   230,380,167   184,957,576   188,372,823
                                ------------  ------------  ------------  ------------  ------------  ------------
  End of period................ $150,930,061  $177,543,306  $194,198,610  $229,314,392  $214,130,494  $184,957,576
                                ============  ============  ============  ============  ============  ============

  Beginning units..............  149,308,419   171,806,696    93,666,356   102,709,902    90,862,124   103,849,001
                                ------------  ------------  ------------  ------------  ------------  ------------
  Units issued.................   45,284,597    44,658,576     5,597,971     4,963,162     2,064,252     2,382,008
  Units redeemed...............  (66,610,165)  (67,156,853)  (18,257,398)  (14,006,708)  (13,001,305)  (15,368,885)
                                ------------  ------------  ------------  ------------  ------------  ------------
  Ending units.................  127,982,851   149,308,419    81,006,929    93,666,356    79,925,071    90,862,124
                                ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED    PRUDENTIAL CONSERVATIVE       PRUDENTIAL VALUE       PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO                BALANCED PORTFOLIO              PORTFOLIO                   PORTFOLIO
--------------------------    ------------------------  --------------------------  --------------------------
 01/01/2013     01/01/2012     01/01/2013   01/01/2012   01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO             TO             TO           TO           TO            TO            TO            TO
 12/31/2013     12/31/2012     12/31/2013   12/31/2012   12/31/2013    12/31/2012    12/31/2013    12/31/2012
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------
$  (192,424)   $    72,846    $  (275,704) $   140,790  $ (4,585,437) $ (1,541,613) $ 10,045,945  $ 11,872,548

          0              0              0            0             0             0             0             0

    284,777         21,651        705,139      323,377     6,006,421    (4,043,300)      317,096         1,052

  2,251,002      1,448,626      2,261,008    1,415,793    79,525,938    40,060,312     1,111,064    14,429,761
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------

  2,343,355      1,543,123      2,690,443    1,879,960    80,946,922    34,475,399    11,474,105    26,303,361
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------

     91,754         26,229         84,148       35,297     1,674,116     1,009,063       729,034       689,985
   (177,995)       (52,595)      (216,442)     (60,218)   (1,055,903)   (1,126,016)     (698,237)     (976,907)

 (1,892,627)    (1,289,182)    (2,913,919)  (2,392,411)  (33,748,891)  (32,813,037)  (26,835,282)  (27,089,263)

    428,306       (299,371)       393,363      (92,652)   (7,917,441)   (7,203,784)    1,114,721    (2,110,172)
          0           (136)             0         (138)     (457,771)     (475,238)     (287,507)     (333,500)
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------

 (1,550,562)    (1,615,055)    (2,652,850)  (2,510,122)  (41,505,890)  (40,609,012)  (25,977,271)  (29,819,857)
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------

    792,793        (71,932)        37,593     (630,162)   39,441,032    (6,133,613)  (14,503,166)   (3,516,496)

 13,486,934     13,558,866     19,598,026   20,228,188   276,926,980   283,060,593   215,814,395   219,330,891
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------
$14,279,727    $13,486,934    $19,635,619  $19,598,026  $316,368,012  $276,926,980  $201,311,229  $215,814,395
===========    ===========    ===========  ===========  ============  ============  ============  ============

  6,313,280      7,096,022      9,348,598   10,584,191   133,539,907   154,554,980    53,646,031    59,815,434
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------
    343,765         98,925        410,318       86,362     3,308,104     3,910,043     3,032,114     3,528,656
 (1,015,448)      (881,667)    (1,581,837)  (1,321,955)  (20,822,349)  (24,925,116)   (9,205,577)   (9,698,059)
-----------    -----------    -----------  -----------  ------------  ------------  ------------  ------------
  5,641,597      6,313,280      8,177,079    9,348,598   116,025,662   133,539,907    47,472,568    53,646,031
===========    ===========    ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------------
                                 PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX        PRUDENTIAL GLOBAL
                                       PORTFOLIO                       PORTFOLIO                  PORTFOLIO
                                ----------------------------  --------------------------  ------------------------
                                01/01/2013      01/01/2012     01/01/2013    01/01/2012    01/01/2013   01/01/2012
                                    TO              TO             TO            TO            TO           TO
                                12/31/2013      12/31/2012     12/31/2013    12/31/2012    12/31/2013   12/31/2012
                                ----------      -----------   ------------  ------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (110,093)    $   (83,954)   $ (4,451,754) $    611,058  $  (938,349) $    75,233
  Capital gains distributions
   received....................          0         722,713               0       856,145            0            0
  Realized gain (loss) on
   shares redeemed.............     29,161          96,612      11,316,689     3,585,959    1,201,406     (305,871)
  Net change in unrealized
   gain (loss) on
   investments.................    738,728      (1,055,659)     71,205,071    32,077,092   14,066,398    9,095,692
                                 ----------     -----------   ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    657,796        (320,288)     78,070,006    37,130,254   14,329,455    8,865,054
                                 ----------     -----------   ------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      9,037           6,449       1,452,457       742,400      384,803      238,839
  Annuity Payments.............       (121)              0      (1,127,568)     (962,327)    (137,794)    (620,738)
  Surrenders, withdrawals
   and death benefits..........   (703,833)     (1,195,795)    (33,388,568)  (29,442,098)  (6,403,990)  (6,595,180)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (187,949)       (420,850)     (4,257,028)   (7,134,414)    (454,451)  (1,249,033)
  Other charges................          0               0        (416,022)     (444,171)     (83,842)     (89,468)
                                 ----------     -----------   ------------  ------------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (882,866)     (1,610,196)    (37,736,729)  (37,240,610)  (6,695,274)  (8,315,580)
                                 ----------     -----------   ------------  ------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (225,070)     (1,930,484)     40,333,277      (110,356)   7,634,181      549,474

NET ASSETS
  Beginning of period..........  8,074,578      10,005,062     276,210,154   276,320,510   59,621,816   59,072,342
                                 ----------     -----------   ------------  ------------  -----------  -----------
  End of period................ $7,849,508     $ 8,074,578    $316,543,431  $276,210,154  $67,255,997  $59,621,816
                                 ==========     ===========   ============  ============  ===========  ===========

  Beginning units..............  1,128,485       1,344,833     148,556,457   169,900,405   34,277,423   39,339,355
                                 ----------     -----------   ------------  ------------  -----------  -----------
  Units issued.................     36,020          52,257       5,997,803     4,146,405    1,420,601    1,380,884
  Units redeemed...............   (155,319)       (268,605)    (23,690,091)  (25,490,353)  (4,823,723)  (6,442,816)
                                 ----------     -----------   ------------  ------------  -----------  -----------
  Ending units.................  1,009,186       1,128,485     130,864,169   148,556,457   30,874,301   34,277,423
                                 ==========     ===========   ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                         SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON       PRUDENTIAL SMALL CAPITALIZATION T. ROWE PRICE INTERNATIONAL T. ROWE PRICE EQUITY INCOME
         PORTFOLIO                 STOCK PORTFOLIO                 STOCK PORTFOLIO                PORTFOLIO
--------------------------    ------------------------------  --------------------------  --------------------------
 01/01/2013    01/01/2012      01/01/2013      01/01/2012      01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO            TO              TO              TO              TO            TO            TO            TO
 12/31/2013    12/31/2012      12/31/2013      12/31/2012      12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------
$ (4,155,356) $ (3,626,357)   $  (842,357)    $  (426,023)    $  (116,677)  $   (37,128)  $   107,551   $   497,392
           0             0              0       2,745,086               0             0             0             0
  12,469,452     7,556,683      2,231,806         799,734         324,802         6,086     1,965,147       767,223
  79,606,087    33,680,382     18,446,122       4,159,755       2,345,874     3,323,946    16,029,353     8,390,902
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------

  87,920,183    37,610,708     19,835,571       7,278,552       2,553,999     3,292,904    18,102,051     9,655,517
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------

   1,108,901       923,634        219,177         174,245          53,237        52,784       233,499       158,323
    (850,157)     (510,673)       (82,503)       (136,539)       (131,088)      (94,026)     (385,577)     (644,282)
 (28,486,834)  (29,292,040)    (6,212,793)     (5,218,916)     (1,942,515)   (1,931,089)   (5,922,199)   (6,988,633)
  (7,097,283)   (7,324,523)       199,926      (1,611,541)        315,178      (443,774)      303,991       293,941
    (300,537)     (334,231)       (15,878)        (17,468)         (7,190)       (7,269)      (23,190)      (26,784)
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------

 (35,625,910)  (36,537,833)    (5,892,071)     (6,810,219)     (1,712,378)   (2,423,374)   (5,793,476)   (7,207,435)
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------

  52,294,273     1,072,875     13,943,500         468,333         841,621       869,530    12,308,575     2,448,082

 264,877,751   263,804,876     53,498,901      53,030,568      21,529,410    20,659,880    67,181,900    64,733,818
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------
$317,172,024  $264,877,751    $67,442,401     $53,498,901     $22,371,031   $21,529,410   $79,490,475   $67,181,900
============  ============     ===========     ===========    ===========   ===========   ===========   ===========

 136,588,442   156,398,185     16,924,329      19,186,425      14,598,599    16,365,412    28,066,857    31,233,374
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------
   3,814,990     4,260,537      1,062,623         594,842       1,083,433       749,073     1,582,316     1,450,299
 (19,834,202)  (24,070,280)    (2,630,564)     (2,856,938)     (2,200,749)   (2,515,886)   (3,699,161)   (4,616,816)
------------  ------------     -----------     -----------    -----------   -----------   -----------   -----------
 120,569,230   136,588,442     15,356,388      16,924,329      13,481,283    14,598,599    25,950,012    28,066,857
============  ============     ===========     ===========    ===========   ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                   SUBACCOUNTS
                                --------------------------------------------------------------------------------
                                                                JANUS ASPEN JANUS        JANUS ASPEN OVERSEAS
                                 INVESCO V.I. CORE EQUITY   PORTFOLIO - INSTITUTIONAL  PORTFOLIO - INSTITUTIONAL
                                           FUND                      SHARES                     SHARES
                                --------------------------  ------------------------  --------------------------
                                 01/01/2013    01/01/2012    01/01/2013   01/01/2012   01/01/2013    01/01/2012
                                     TO            TO            TO           TO           TO            TO
                                 12/31/2013    12/31/2012    12/31/2013   12/31/2012   12/31/2013    12/31/2012
                                ------------  ------------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $    (14,643) $   (388,614) $  (360,673) $  (477,879) $  1,618,081  $   (685,385)
  Capital gains distributions
   received....................            0             0            0      952,992             0    10,208,322
  Realized gain (loss) on
   shares redeemed.............    3,530,675     2,083,135    1,050,226     (125,204)    2,422,841     2,554,356
  Net change in unrealized
   gain (loss) on
   investments.................   18,753,602     8,487,449   14,195,837    8,371,136     7,412,332      (984,268)
                                ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   22,269,634    10,181,970   14,885,390    8,721,045    11,453,254    11,093,025
                                ------------  ------------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................      135,341       205,417      227,389      112,347       530,726       107,990
  Annuity Payments.............     (417,804)     (848,154)    (184,438)    (211,997)     (414,520)     (465,716)
  Surrenders, withdrawals
   and death benefits..........   (8,651,618)   (8,356,993)  (5,469,357)  (4,580,337)   (8,188,754)   (8,877,824)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (1,298,321)   (2,453,515)  (1,542,262)  (1,154,384)   (3,104,228)   (2,802,381)
  Other charges................      (37,396)      (43,083)     (27,367)     (31,455)      (34,179)      (41,612)
                                ------------  ------------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (10,269,798)  (11,496,328)  (6,996,035)  (5,865,826)  (11,210,955)  (12,079,543)
                                ------------  ------------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   11,999,836    (1,314,358)   7,889,355    2,855,219       242,299      (986,518)

NET ASSETS
  Beginning of period..........   85,179,978    86,494,336   55,619,843   52,764,624    95,789,817    96,776,335
                                ------------  ------------  -----------  -----------  ------------  ------------
  End of period................ $ 97,179,814  $ 85,179,978  $63,509,198  $55,619,843  $ 96,032,116  $ 95,789,817
                                ============  ============  ===========  ===========  ============  ============

  Beginning units..............   43,197,523    49,252,234   31,862,550   35,341,455    28,534,247    32,274,129
                                ------------  ------------  -----------  -----------  ------------  ------------
  Units issued.................      821,168       614,775      494,754      835,941       847,811     1,544,531
  Units redeemed...............   (5,341,975)   (6,669,486)  (4,047,225)  (4,314,846)   (4,051,258)   (5,284,413)
                                ------------  ------------  -----------  -----------  ------------  ------------
  Ending units.................   38,676,716    43,197,523   28,310,079   31,862,550    25,330,800    28,534,247
                                ============  ============  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
                                                                                  FTVIP FRANKLIN SMALL-MID CAP
MFS(R) RESEARCH SERIES -       MFS(R) GROWTH SERIES -                                 GROWTH SECURITIES
      INITIAL CLASS                 INITIAL CLASS             VP VALUE FUND            FUND - CLASS 2
------------------------      ------------------------  ------------------------  ---------------------------
 01/01/2013     01/01/2012     01/01/2013   01/01/2012   01/01/2013   01/01/2012   01/01/2013     01/01/2012
     TO             TO             TO           TO           TO           TO           TO             TO
 12/31/2013     12/31/2012     12/31/2013   12/31/2012   12/31/2013   12/31/2012   12/31/2013     12/31/2012
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------
$  (213,047)   $  (106,012)   $  (668,327) $  (741,216) $    70,043  $   126,728  $  (384,966)   $  (365,809)
     49,421              0        426,007            0            0            0    1,773,937      1,860,334
    762,844        528,217      2,131,378    1,200,185      565,316     (194,655)     440,543        (34,897)
  4,680,625      2,135,192     15,474,041    7,264,166    6,520,687    3,099,988    6,680,735        903,010
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------

  5,279,843      2,557,397     17,363,099    7,723,135    7,156,046    3,032,061    8,510,249      2,362,638
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------

     98,274         55,055        269,211      147,991       72,918       53,967       50,200         29,542
    (86,734)      (122,162)      (216,130)    (160,001)     (59,358)     (22,022)    (131,235)       (36,293)
 (1,461,249)    (1,934,430)    (4,881,050)  (4,622,031)  (2,419,308)  (2,412,062)  (2,681,040)    (2,271,681)
    236,546        165,341       (241,212)  (1,450,121)   1,575,688     (838,635)    (499,298)      (725,055)
     (7,004)        (8,721)       (24,611)     (28,134)      (7,921)      (8,915)     (10,870)       (11,714)
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------

 (1,220,167)    (1,844,917)    (5,093,792)  (6,112,296)    (837,981)  (3,227,667)  (3,272,243)    (3,015,201)
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------

  4,059,676        712,480     12,269,307    1,610,839    6,318,065     (195,606)   5,238,006       (652,563)

 17,640,076     16,927,596     52,205,539   50,594,700   24,485,286   24,680,892   25,078,915     25,731,478
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------
$21,699,752    $17,640,076    $64,474,846  $52,205,539  $30,803,351  $24,485,286   30,316,921    $25,078,915
===========    ===========    ===========  ===========  ===========  ===========   ===========   ===========

  9,422,324     10,468,369     27,447,081   30,886,054   10,985,367   12,508,696   13,253,331     14,859,811
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------
    803,697        722,311      1,178,387      870,028    1,371,823      325,335      651,842        439,834
 (1,342,585)    (1,768,356)    (3,507,876)  (4,309,001)  (1,720,779)  (1,848,664)  (2,174,443)    (2,046,314)
-----------    -----------    -----------  -----------  -----------  -----------   -----------   -----------
  8,883,436      9,422,324     25,117,592   27,447,081   10,636,411   10,985,367   11,730,730     13,253,331
===========    ===========    ===========  ===========  ===========  ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                 SUBACCOUNTS
                                ----------------------------------------------------------------------------
                                                                                        ALLIANCEBERNSTEIN
                                PRUDENTIAL JENNISON 20/20                               LARGE CAP GROWTH
                                     FOCUS PORTFOLIO        DAVIS VALUE PORTFOLIO       PORTFOLIO CLASS B
                                ------------------------  ------------------------  ------------------------
                                 01/01/2013   01/01/2012   01/01/2013   01/01/2012   01/01/2013   01/01/2012
                                     TO           TO           TO           TO           TO           TO
                                 12/31/2013   12/31/2012   12/31/2013   12/31/2012   12/31/2013   12/31/2012
                                -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $  (699,245) $  (688,370) $  (162,887) $    46,519  $   (84,944) $   (73,713)
  Capital gains distributions
   received....................           0    1,728,644    2,070,853    1,617,612            0            0
  Realized gain (loss) on
   shares redeemed.............   2,458,494    1,526,303      736,206      252,071      328,966      128,319
  Net change in unrealized
   gain (loss) on
   investments.................  10,614,467    1,869,147    5,303,737    1,176,954    1,603,892      628,159
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  12,373,716    4,435,724    7,947,909    3,093,156    1,847,914      682,765
                                -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     403,621       54,833      106,459       11,012       42,144        4,303
  Annuity Payments.............    (246,693)    (136,013)    (151,310)    (135,994)     (18,489)     (83,828)
  Surrenders, withdrawals
   and death benefits..........  (5,063,369)  (4,933,771)  (2,561,381)  (2,943,158)    (772,625)    (560,500)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (1,721,611)    (578,337)  (1,450,881)  (1,404,128)     833,807      701,563
  Other charges................     (16,408)     (19,127)      (8,218)      (9,461)      (1,550)      (1,973)
                                -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (6,644,460)  (5,612,415)  (4,065,331)  (4,481,729)      83,287       59,565
                                -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   5,729,256   (1,176,691)   3,882,578   (1,388,573)   1,931,201      742,330

NET ASSETS
  Beginning of period..........  46,982,908   48,159,599   26,877,517   28,266,090    5,274,054    4,531,724
                                -----------  -----------  -----------  -----------  -----------  -----------
  End of period................ $52,712,164  $46,982,908  $30,760,095  $26,877,517  $ 7,205,255  $ 5,274,054
                                ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units..............  25,911,417   29,075,628   23,262,060   27,280,316    7,752,620    7,628,132
                                -----------  -----------  -----------  -----------  -----------  -----------
  Units issued.................   1,191,999    1,936,029      383,690      476,324    1,811,129    1,898,769
  Units redeemed...............  (4,409,260)  (5,100,240)  (3,414,157)  (4,494,580)  (1,724,390)  (1,774,281)
                                -----------  -----------  -----------  -----------  -----------  -----------
  Ending units.................  22,694,156   25,911,417   20,231,593   23,262,060    7,839,359    7,752,620
                                ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                          SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                                                                 PRUDENTIAL SP
PRUDENTIAL SP SMALL CAP VALUE      JANUS ASPEN JANUS       PRUDENTIAL U.S. EMERGING   PRUDENTIAL SP INTERNATIONAL
         PORTFOLIO             PORTFOLIO - SERVICE SHARES      GROWTH PORTFOLIO           GROWTH PORTFOLIO
----------------------------   ------------------------   --------------------------  --------------------------
 01/01/2013     01/01/2012      01/01/2013    01/01/2012   01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO             TO              TO            TO           TO            TO            TO            TO
 12/31/2013     12/31/2012      12/31/2013    12/31/2012   12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------
$ (1,746,279)  $ (1,185,286)   $  (114,786)  $  (136,725) $ (2,108,151) $ (1,564,440) $  (685,902)  $  (416,940)

           0              0              0       192,952             0     9,152,392            0             0

   5,557,886      1,336,669        670,788       475,134     5,814,409     4,243,995     (692,729)   (2,365,372)

  29,068,408     13,588,234      2,282,114     1,181,907    27,105,354     6,602,451    8,050,153    10,740,720
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------

  32,880,015     13,739,617      2,838,116     1,713,268    30,811,612    18,434,398    6,671,522     7,958,408
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------

     643,597        276,918         52,720        39,915       796,751       305,857      273,773       248,843
    (195,503)      (216,837)             0        (4,387)     (330,383)     (280,692)     (25,976)      (81,845)

 (13,454,148)   (12,584,478)    (1,634,448)   (1,519,079)  (15,203,068)  (15,884,843)  (5,874,094)   (4,861,333)

  (3,789,269)    (3,881,605)       (25,913)     (165,119)   (2,883,687)   (5,432,697)    (175,850)   (1,953,836)
    (286,549)      (296,384)       (33,858)      (35,750)     (354,566)     (384,133)    (109,996)     (120,213)
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------

 (17,081,872)   (16,702,386)    (1,641,499)   (1,684,420)  (17,974,953)  (21,676,508)  (5,912,143)   (6,768,384)
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------

  15,798,143     (2,962,769)     1,196,617        28,848    12,836,659    (3,242,110)     759,379     1,190,024

 100,418,221    103,380,990     10,868,128    10,839,280   124,761,094   128,003,204   42,781,603    41,591,579
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------
$116,216,364   $100,418,221    $12,064,745   $10,868,128  $137,597,753  $124,761,094  $43,540,982   $42,781,603
============   ============    ===========   ===========  ============  ============  ===========   ===========

  52,822,318     62,060,033      9,525,693    11,018,784    59,367,402    69,627,130   30,107,489    35,231,858
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------
   1,699,969      1,465,632        262,326       427,897     1,988,776     2,419,226    1,559,455     1,519,705
  (9,323,400)   (10,703,347)    (1,563,413)   (1,920,988)   (9,492,403)  (12,678,954)  (5,315,037)   (6,644,074)
------------   ------------    -----------   -----------  ------------  ------------  -----------   -----------
  45,198,887     52,822,318      8,224,606     9,525,693    51,863,775    59,367,402   26,351,907    30,107,489
============   ============    ===========   ===========  ============  ============  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                     SUBACCOUNTS
                                --------------------------------------------------------------------------------------
                                PRUDENTIAL SP INTERNATIONAL      AST GOLDMAN SACHS      AST SCHRODERS MULTI-ASSET WORLD
                                     VALUE PORTFOLIO         LARGE-CAP VALUE PORTFOLIO       STRATEGIES PORTFOLIO
                                --------------------------  --------------------------  ------------------------------
                                 01/01/2013    01/01/2012    01/01/2013    01/01/2012     01/01/2013      01/01/2012
                                     TO            TO            TO            TO             TO              TO
                                 12/31/2013    12/31/2012    12/31/2013    12/31/2012     12/31/2013      12/31/2012
                                -----------   -----------   ------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (658,034)  $   405,637   $ (2,879,282) $   (570,419) $  (41,652,143) $    4,622,176
  Capital gains distributions
   received....................           0             0              0             0               0               0
  Realized gain (loss) on
   shares redeemed.............    (785,748)   (2,445,150)     7,376,679     1,638,560      34,206,705       9,326,359
  Net change in unrealized
   gain (loss) on
   investments.................   8,113,623     7,610,922     44,836,791    16,754,686     292,586,283     135,323,195
                                -----------   -----------   ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   6,669,841     5,571,409     49,334,188    17,822,827     285,140,845     149,271,730
                                -----------   -----------   ------------  ------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     191,671       176,105      4,589,401    22,671,697     180,943,129     446,233,827
  Annuity Payments.............     (27,728)      (76,361)       (41,008)       (1,393)        (71,653)        (49,995)
  Surrenders, withdrawals
   and death benefits..........  (4,637,901)   (5,190,690)    (4,573,969)   (2,716,505)    (53,648,527)    (30,013,549)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (541,063)     (627,137)    27,736,209    23,511,035      16,208,206     231,177,619
  Other charges................    (119,826)     (126,180)    (1,707,011)   (1,156,125)    (23,805,876)    (18,103,327)
                                -----------   -----------   ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (5,134,847)   (5,844,263)    26,003,622    42,308,709     119,625,279     629,244,575
                                -----------   -----------   ------------  ------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   1,534,994      (272,854)    75,337,810    60,131,536     404,766,124     778,516,305

NET ASSETS
  Beginning of period..........  39,627,680    39,900,534    146,463,112    86,331,576   2,231,745,385   1,453,229,080
                                -----------   -----------   ------------  ------------  --------------  --------------
  End of period................ $41,162,674   $39,627,680   $221,800,922  $146,463,112  $2,636,511,509  $2,231,745,385
                                ===========   ===========   ============  ============  ==============  ==============

  Beginning units..............  25,837,223    29,946,196     13,354,606     9,454,926     199,001,809     141,598,371
                                -----------   -----------   ------------  ------------  --------------  --------------
  Units issued.................     853,216     1,674,051      6,371,939     9,759,391      65,104,797     140,544,222
  Units redeemed...............  (4,010,186)   (5,783,024)    (4,415,713)   (5,859,711)    (54,501,312)    (83,140,784)
                                -----------   -----------   ------------  ------------  --------------  --------------
  Ending units.................  22,680,253    25,837,223     15,310,832    13,354,606     209,605,294     199,001,809
                                ===========   ===========   ============  ============  ==============  ==============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
 AST COHEN & STEERS REALTY       AST J.P. MORGAN STRATEGIC    AST HERNDON LARGE-CAP VALUE
         PORTFOLIO                OPPORTUNITIES PORTFOLIO              PORTFOLIO
--------------------------    ------------------------------  --------------------------
 01/01/2013      01/01/2012     01/01/2013      01/01/2012     01/01/2013    01/01/2012
     TO              TO             TO              TO             TO            TO
 12/31/2013      12/31/2012     12/31/2013      12/31/2012     12/31/2013    12/31/2012
------------    ------------  --------------  --------------  ------------  ------------
$ (3,272,162)   $   (589,396) $  (25,875,892) $   (3,010,743) $ (2,332,094) $   (573,038)
           0               0               0               0             0             0
   5,322,439       2,735,354      18,307,779       8,666,923     5,859,440        97,410
  (1,404,001)     11,625,507     141,188,880      79,861,286    35,292,752     8,663,040
------------    ------------  --------------  --------------  ------------  ------------

     646,276      13,771,465     133,620,767      85,517,466    38,820,098     8,187,412
------------    ------------  --------------  --------------  ------------  ------------

   6,120,437      41,776,618     202,205,626     368,191,313     5,565,495    36,297,024
      (5,120)         (1,245)       (138,843)       (134,342)       (7,579)       (1,377)
  (6,254,243)     (3,500,451)    (42,488,868)    (27,722,532)   (3,476,737)   (2,238,367)
  14,282,922      34,966,944      (4,745,981)    139,177,140     1,930,072    19,509,004
  (1,647,695)     (1,164,036)    (13,794,032)     (9,170,655)   (1,212,025)     (771,000)
------------    ------------  --------------  --------------  ------------  ------------

  12,496,301      72,077,830     141,037,902     470,340,924     2,799,226    52,795,284
------------    ------------  --------------  --------------  ------------  ------------

  13,142,577      85,849,295     274,658,669     555,858,390    41,619,324    60,982,696

 173,091,971      87,242,676   1,364,557,865     808,699,475   115,121,599    54,138,903
------------    ------------  --------------  --------------  ------------  ------------
$186,234,548    $173,091,971  $1,639,216,534  $1,364,557,865  $156,740,923  $115,121,599
============    ============  ==============  ==============  ============  ============

  12,446,035       7,109,028     118,656,687      76,238,767    10,222,825     5,453,622
------------    ------------  --------------  --------------  ------------  ------------
   7,309,970      11,885,680      35,160,290      68,738,678     4,124,093     9,860,163
  (6,511,567)     (6,548,673)    (22,200,462)    (26,320,758)   (3,792,667)   (5,090,960)
------------    ------------  --------------  --------------  ------------  ------------
  13,244,438      12,446,035     131,616,515     118,656,687    10,554,251    10,222,825
============    ============  ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                   SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                                             AST FEDERATED AGGRESSIVE       AST MID-CAP VALUE
                                 AST HIGH YIELD PORTFOLIO        GROWTH PORTFOLIO               PORTFOLIO
                                --------------------------  --------------------------  -------------------------
                                 01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                ------------  ------------  ------------  ------------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (3,514,494) $  6,723,376  $ (2,278,495) $ (1,627,921) $ (1,606,358) $  (793,350)
  Capital gains distributions
   received....................            0             0             0             0             0      238,963
  Realized gain (loss) on
   shares redeemed.............    5,057,901     1,554,007     6,712,556     1,721,094     5,136,019    1,209,385
  Net change in unrealized
   gain (loss) on
   investments.................    9,395,508     9,279,155    40,557,338    10,774,462    20,238,075    7,019,423
                                ------------  ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   10,938,915    17,556,538    44,991,399    10,867,635    23,767,736    7,674,421
                                ------------  ------------  ------------  ------------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    8,600,585    51,745,641     4,892,146    26,943,664     3,457,931   16,576,879
  Annuity Payments.............     (131,503)            0        (2,506)      (61,238)            0            0
  Surrenders, withdrawals
   and death benefits..........   (7,356,136)   (5,660,107)   (3,813,990)   (2,801,087)   (2,499,535)  (1,237,130)
  Net transfers between
   other subaccounts or
   fixed rate option...........   (5,718,648)   42,436,081     4,436,311    22,380,781     7,102,821   11,759,726
  Other charges................   (1,657,509)   (1,257,863)   (1,265,609)     (816,913)     (842,411)    (528,842)
                                ------------  ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (6,263,211)   87,263,752     4,246,352    45,645,207     7,218,806   26,570,633
                                ------------  ------------  ------------  ------------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    4,675,704   104,820,290    49,237,751    56,512,842    30,986,542   34,245,054

NET ASSETS
  Beginning of period..........  211,915,636   107,095,346   116,289,649    59,776,807    73,923,988   39,678,934
                                ------------  ------------  ------------  ------------  ------------  -----------
  End of period................ $216,591,340  $211,915,636  $165,527,400  $116,289,649  $104,910,530  $73,923,988
                                ============  ============  ============  ============  ============  ===========

  Beginning units..............   17,068,933     9,601,679     9,818,251     5,924,650     5,850,124    3,654,808
                                ------------  ------------  ------------  ------------  ------------  -----------
  Units issued.................    8,628,440    15,569,297     5,142,536    10,501,234     3,405,259    5,648,002
  Units redeemed...............   (9,133,311)   (8,102,043)   (4,829,410)   (6,607,633)   (2,856,716)  (3,452,686)
                                ------------  ------------  ------------  ------------  ------------  -----------
  Ending units.................   16,564,062    17,068,933    10,131,377     9,818,251     6,398,667    5,850,124
                                ============  ============  ============  ============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31

                                           SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
   AST SMALL-CAP VALUE          AST GOLDMAN SACHS         AST GOLDMAN SACHS MID-CAP      AST LARGE-CAP VALUE
        PORTFOLIO          CONCENTRATED GROWTH PORTFOLIO      GROWTH PORTFOLIO                PORTFOLIO
-------------------------  ----------------------------  --------------------------  --------------------------
 01/01/2013    01/01/2012   01/01/2013     01/01/2012     01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO            TO           TO             TO             TO            TO            TO            TO
 12/31/2013    12/31/2012   12/31/2013     12/31/2012     12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

$ (1,654,239) $  (826,541) $ (2,363,887)  $ (1,339,810)  $ (3,809,777) $ (2,577,001) $ (3,661,534) $  3,318,026

           0            0             0              0              0    15,280,871             0             0

   5,667,353    1,187,975     6,599,021      2,905,946      6,322,862     2,013,782     9,369,298      (909,662)

  24,022,796    7,590,191    29,022,123     10,352,150     54,767,800     4,227,579    90,428,486    19,816,265
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

  28,035,910    7,951,625    33,257,257     11,918,286     57,280,885    18,945,231    96,136,250    22,224,629
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------


   4,036,826   15,048,235     4,366,874     24,233,558      7,123,224    41,474,771    16,540,997    84,374,698
     (16,124)     (22,199)      (29,097)             0              0             0      (155,410)      (80,874)

  (3,517,235)  (1,843,920)   (4,008,662)    (2,439,819)    (5,922,143)   (3,267,659)   (8,897,351)   (6,356,249)

  14,965,909    7,586,863    11,080,409     23,312,412     23,004,182    33,566,731    28,407,974    32,993,785
    (795,593)    (485,200)   (1,184,604)      (760,936)    (1,984,922)   (1,291,227)   (3,421,722)   (1,683,654)
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

  14,673,783   20,283,779    10,224,920     44,345,215     22,220,341    70,482,616    32,474,488   109,247,706
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------

  42,709,693   28,235,404    43,482,177     56,263,501     79,501,226    89,427,847   128,610,738   131,472,335

  73,640,641   45,405,237   114,811,737     58,548,236    182,448,265    93,020,418   236,677,868   105,205,533
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
$116,350,334  $73,640,641  $158,293,914   $114,811,737   $261,949,491  $182,448,265  $365,288,606  $236,677,868
============  ===========  ============   ============   ============  ============  ============  ============

   6,003,052    4,291,191     9,485,632      5,660,773     13,956,345     8,275,740    22,984,462    12,016,442
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
   4,087,391    5,354,328     4,832,513      8,792,110      6,962,102    13,657,951     8,993,897    16,457,698
  (3,052,909)  (3,642,467)   (4,042,823)    (4,967,251)    (5,454,007)   (7,977,346)   (6,595,018)   (5,489,678)
------------  -----------  ------------   ------------   ------------  ------------  ------------  ------------
   7,037,534    6,003,052    10,275,322      9,485,632     15,464,440    13,956,345    25,383,341    22,984,462
============  ===========  ============   ============   ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                   SUBACCOUNTS
                                ---------------------------------------------------------------------------------
                                AST LORD ABBETT CORE FIXED  AST LOOMIS SAYLES LARGE-CAP       AST MFS GROWTH
                                     INCOME PORTFOLIO            GROWTH PORTFOLIO               PORTFOLIO
                                --------------------------  --------------------------  -------------------------
                                 01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                     TO            TO            TO            TO            TO            TO
                                 12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                ------------  ------------  ------------  ------------  ------------  -----------
OPERATIONS
  Net investment income
   (loss)...................... $ (7,286,099) $ (1,460,928) $ (3,586,711) $ (2,077,255) $ (1,428,777) $  (896,568)
  Capital gains distributions
   received....................            0    10,589,180             0             0             0            0
  Realized gain (loss) on
   shares redeemed.............    1,123,229     2,648,826     9,832,848     3,364,048     4,446,624    1,714,991
  Net change in unrealized
   gain (loss) on
   investments.................  (11,911,336)    4,134,588    61,003,852    11,097,099    25,018,462    5,500,044
                                ------------  ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (18,074,206)   15,911,666    67,249,989    12,383,892    28,036,309    6,318,467
                                ------------  ------------  ------------  ------------  ------------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   23,332,883   189,409,377     5,003,450    47,728,849     4,682,978   21,851,049
  Annuity Payments.............     (172,797)      (13,368)      (52,544)      (26,189)      (25,317)           0
  Surrenders, withdrawals
   and death benefits..........  (13,891,000)  (14,215,554)   (8,316,195)   (5,739,551)   (2,164,846)  (1,593,214)
  Net transfers between
   other subaccounts or
   fixed rate option...........   34,773,058    80,450,313    (2,595,089)   24,974,052    10,019,993   14,749,034
  Other charges................   (5,578,879)   (3,861,151)   (2,040,670)   (1,396,777)     (906,475)    (518,477)
                                ------------  ------------  ------------  ------------  ------------  -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   38,463,265   251,769,617    (8,001,048)   65,540,384    11,606,333   34,488,392
                                ------------  ------------  ------------  ------------  ------------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   20,389,059   267,681,283    59,248,941    77,924,276    39,642,642   40,806,859

NET ASSETS
  Beginning of period..........  513,536,147   245,854,864   195,765,101   117,840,825    74,107,407   33,300,548
                                ------------  ------------  ------------  ------------  ------------  -----------
  End of period................ $533,925,206  $513,536,147  $255,014,042  $195,765,101  $113,750,049  $74,107,407
                                ============  ============  ============  ============  ============  ===========

  Beginning units..............   43,059,995    20,912,041    16,938,867    11,182,192     6,309,389    3,218,197
                                ------------  ------------  ------------  ------------  ------------  -----------
  Units issued.................   17,579,118    40,437,578     5,256,093    13,170,771     3,416,383    6,379,468
  Units redeemed...............  (13,858,980)  (18,289,624)   (5,831,693)   (7,414,096)   (2,549,638)  (3,288,276)
                                ------------  ------------  ------------  ------------  ------------  -----------
  Ending units.................   46,780,133    43,059,995    16,363,267    16,938,867     7,176,134    6,309,389
                                ============  ============  ============  ============  ============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
   AST NEUBERGER BERMAN        AST NEUBERGER BERMAN/LSV   AST PIMCO LIMITED MATURITY   AST T. ROWE PRICE EQUITY
 MID-CAP GROWTH PORTFOLIO       MID-CAP VALUE PORTFOLIO         BOND PORTFOLIO             INCOME PORTFOLIO
--------------------------    --------------------------  --------------------------  --------------------------
 01/01/2013    01/01/2012      01/01/2013    01/01/2012    01/01/2013    01/01/2012    01/01/2013    01/01/2012
     TO            TO              TO            TO            TO            TO            TO            TO
 12/31/2013    12/31/2012      12/31/2013    12/31/2012    12/31/2013    12/31/2012    12/31/2013    12/31/2012
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$ (3,561,884) $ (2,509,306)   $ (3,344,071) $   (926,985) $ (3,289,358) $   (996,527) $ (3,590,819) $ (1,645,896)
           0             0               0             0             0     5,802,893             0             0
   7,815,474     3,329,132       8,607,072     2,292,364      (897,198)       12,510     7,388,337     1,249,475
  56,991,025    10,508,566      57,827,143    13,563,227    (3,686,135)      766,456    59,177,431    16,518,203
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  61,244,615    11,328,392      63,090,144    14,928,606    (7,872,691)    5,585,332    62,974,949    16,121,782
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

   9,120,079    59,476,491       6,558,096    28,596,931     7,160,809    47,482,300    14,701,703    86,246,241
     (40,925)            0         (92,672)      (10,914)      (94,602)     (136,765)      (78,730)       (7,586)
  (5,103,021)   (3,741,138)     (6,389,574)   (3,493,059)  (10,559,547)  (11,552,219)   (5,286,974)   (2,294,138)
  18,276,470    26,528,030      55,965,577    16,267,689   (20,279,948)   14,682,186    30,523,319    54,089,540
  (2,296,920)   (1,462,916)     (1,720,946)   (1,032,643)   (1,390,393)   (1,366,776)   (2,887,419)   (1,396,127)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  19,955,683    80,800,467      54,320,481    40,328,004   (25,163,681)   49,108,726    36,971,899   136,637,930
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------

  81,200,298    92,128,859     117,410,625    55,256,610   (33,036,372)   54,694,058    99,946,848   152,759,712

 192,773,589   100,644,730     142,066,640    86,810,030   218,836,656   164,142,598   206,693,201    53,933,489
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
$273,973,887  $192,773,589    $259,477,265  $142,066,640  $185,800,284  $218,836,656  $306,640,049  $206,693,201
============  ============    ============  ============  ============  ============  ============  ============

  15,458,233     8,614,440      11,617,746     8,186,522    20,118,049    15,356,638    19,042,134     5,793,434
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
   6,769,517    14,009,027       9,074,009    10,271,837     7,801,775    14,355,651     8,329,657    18,697,987
  (5,432,748)   (7,165,234)     (5,457,789)   (6,840,613)  (10,126,360)   (9,594,240)   (5,391,253)   (5,449,287)
------------  ------------    ------------  ------------  ------------  ------------  ------------  ------------
  16,795,002    15,458,233      15,233,966    11,617,746    17,793,464    20,118,049    21,980,538    19,042,134
============  ============    ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                     SUBACCOUNTS
                                -------------------------------------------------------------------------------------
                                 AST QMA US EQUITY ALPHA    AST T. ROWE PRICE NATURAL      AST T. ROWE PRICE ASSET
                                        PORTFOLIO              RESOURCES PORTFOLIO          ALLOCATION PORTFOLIO
                                -------------------------  --------------------------  ------------------------------
                                 01/01/2013    01/01/2012   01/01/2013    01/01/2012     01/01/2013      01/01/2012
                                     TO            TO           TO            TO             TO              TO
                                 12/31/2013    12/31/2012   12/31/2013    12/31/2012     12/31/2013      12/31/2012
                                ------------  -----------  ------------  ------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,490,144) $  (491,911) $ (5,536,439) $ (3,729,343) $ (103,215,691) $  (17,712,541)
  Capital gains distributions
   received....................            0            0             0             0               0      29,797,616
  Realized gain (loss) on
   shares redeemed.............    3,897,350    1,271,664     1,916,800   (10,768,110)     47,950,511      32,392,553
  Net change in unrealized
   gain (loss) on
   investments.................   20,138,150    5,136,374    42,300,106    14,469,280     935,275,273     321,836,198
                                ------------  -----------  ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   22,545,356    5,916,127    38,680,467       (28,173)    880,010,093     366,313,826
                                ------------  -----------  ------------  ------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    2,890,074   15,357,182     8,279,808    57,180,805   1,135,822,901   1,777,561,525
  Annuity Payments.............            0            0       (29,820)     (129,540)       (104,149)        (83,189)
  Surrenders, withdrawals
   and death benefits..........   (2,152,050)  (1,099,739)  (10,997,046)  (10,171,768)   (165,467,184)    (71,972,651)
  Net transfers between
   other subaccounts or
   fixed rate option...........   12,895,246   19,949,983   (13,404,234)   48,533,851     374,677,686     621,085,384
  Other charges................     (768,727)    (424,029)   (2,775,319)   (2,319,813)    (61,082,677)    (34,633,206)
                                ------------  -----------  ------------  ------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   12,864,543   33,783,397   (18,926,611)   93,093,535   1,283,846,577   2,291,957,863
                                ------------  -----------  ------------  ------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   35,409,899   39,699,524    19,753,856    93,065,362   2,163,856,670   2,658,271,689

NET ASSETS
  Beginning of period..........   67,691,889   27,992,365   313,814,565   220,749,203   5,131,917,076   2,473,645,387
                                ------------  -----------  ------------  ------------  --------------  --------------
  End of period................ $103,101,788  $67,691,889  $333,568,421  $313,814,565  $7,295,773,746  $5,131,917,076
                                ============  ===========  ============  ============  ==============  ==============

  Beginning units..............    5,426,681    2,688,164    30,858,079    21,580,986     427,079,323     229,101,436
                                ------------  -----------  ------------  ------------  --------------  --------------
  Units issued.................    3,193,896    5,569,338    12,620,264    28,578,387     166,602,274     296,621,019
  Units redeemed...............   (2,273,920)  (2,830,821)  (14,444,723)  (19,301,294)    (58,045,146)    (98,643,132)
                                ------------  -----------  ------------  ------------  --------------  --------------
  Ending units.................    6,346,657    5,426,681    29,033,620    30,858,079     535,636,451     427,079,323
                                ============  ===========  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
   AST MFS GLOBAL EQUITY      AST JPMORGAN INTERNATIONAL   AST TEMPLETON GLOBAL BOND    AST WELLINGTON MANAGEMENT
         PORTFOLIO                 EQUITY PORTFOLIO                PORTFOLIO             HEDGED EQUITY PORTFOLIO
--------------------------    --------------------------  --------------------------  ----------------------------
 01/01/2013    01/01/2012      01/01/2013    01/01/2012    01/01/2013    01/01/2012     01/01/2013     01/01/2012
     TO            TO              TO            TO            TO            TO             TO             TO
 12/31/2013    12/31/2012      12/31/2013    12/31/2012    12/31/2013    12/31/2012     12/31/2013     12/31/2012
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------

$ (4,037,356) $   (872,995)   $ (3,010,429) $     24,430  $ (2,865,066) $  1,302,556  $  (14,211,647) $ (6,505,327)

           0             0               0             0             0     2,660,446               0             0

   7,382,484     2,229,602       4,512,739       (12,503)   (1,865,637)       63,533       9,008,494     2,933,534

  54,371,515    22,990,310      20,942,640    21,686,262    (6,319,612)    1,446,493     152,255,220    35,274,370
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------

  57,716,643    24,346,917      22,444,950    21,698,189   (11,050,315)    5,473,028     147,052,067    31,702,577
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------


  17,008,912    49,351,008       4,799,756    27,471,508     8,648,846    55,300,879     242,994,177   242,436,880
      (7,488)            0         (44,221)            0             0       (72,805)              0       (73,481)
  (4,676,573)   (3,302,440)     (5,095,578)   (2,755,289)   (5,192,547)   (5,063,628)    (22,293,774)  (16,395,153)

  64,160,036    31,806,750      27,244,684    23,600,443    10,833,345    28,434,448     254,737,269    84,396,476
  (2,474,388)   (1,204,454)     (1,548,127)   (1,105,284)   (1,936,482)   (1,416,264)     (7,830,683)   (3,501,831)
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------

  74,010,499    76,650,864      25,356,514    47,211,378    12,353,162    77,182,630     467,606,989   306,862,891
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------

 131,727,142   100,997,781      47,801,464    68,909,567     1,302,847    82,655,658     614,659,056   338,565,468

 188,578,884    87,581,103     159,507,068    90,597,501   196,194,443   113,538,785     604,520,999   265,955,531
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------
$320,306,026  $188,578,884    $207,308,532  $159,507,068  $197,497,290  $196,194,443  $1,219,180,055  $604,520,999
============  ============    ============  ============  ============  ============  ==============  ============

  15,071,995     8,288,403      14,336,993     9,784,710    17,787,754    10,425,673      62,039,064    29,415,891
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------
  11,300,369    14,071,540       7,201,703    12,479,300     7,128,897    13,275,011      58,654,687    46,283,187
  (5,776,060)   (7,287,948)     (5,110,362)   (7,927,017)   (5,888,939)   (5,912,930)    (14,651,048)  (13,660,014)
------------  ------------    ------------  ------------  ------------  ------------  --------------  ------------
  20,596,304    15,071,995      16,428,334    14,336,993    19,027,712    17,787,754     106,042,703    62,039,064
============  ============    ============  ============  ============  ============  ==============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                          SUBACCOUNTS
                                ----------------------------------------------------------------------------------------------

                                   AST CAPITAL GROWTH ASSET      AST ACADEMIC STRATEGIES ASSET   AST BALANCED ASSET ALLOCATION
                                     ALLOCATION PORTFOLIO            ALLOCATION PORTFOLIO                  PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
                                  01/01/2013      01/01/2012      01/01/2013      01/01/2012      01/01/2013      01/01/2012
                                      TO              TO              TO              TO              TO              TO
                                  12/31/2013      12/31/2012      12/31/2013      12/31/2012      12/31/2013      12/31/2012
                                --------------  --------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $  (95,236,042) $  (37,516,710) $  (72,491,342) $  (27,378,689) $  (99,031,672) $  (35,236,378)
  Capital gains distributions
   received....................              0               0               0               0               0     136,031,447
  Realized gain (loss) on
   shares redeemed.............     59,835,011      60,264,387      68,552,302      37,841,906      70,953,758      55,991,008
  Net change in unrealized
   gain (loss) on
   investments.................  1,064,403,514     339,364,006     314,173,931     303,989,656     896,673,451     253,561,113
                                --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  1,029,002,483     362,111,683     310,234,891     314,452,873     868,595,537     410,347,190
                                --------------  --------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    560,289,238     828,375,922     255,874,853     675,643,842     590,440,826   1,002,789,495
  Annuity Payments.............     (1,167,874)       (468,592)       (168,290)       (275,104)     (1,302,655)     (2,160,650)
  Surrenders, withdrawals
   and death benefits..........   (142,053,637)    (88,686,255)   (129,497,366)    (93,816,331)   (220,964,555)   (182,897,887)
  Net transfers between
   other subaccounts or
   fixed rate option...........    643,234,234     486,054,303     (42,413,028)    313,897,555     229,359,873     462,396,752
  Other charges................    (44,944,634)    (28,719,416)    (34,253,747)    (26,452,852)    (48,833,380)    (34,821,752)
                                --------------  --------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  1,015,357,327   1,196,555,962      49,542,422     868,997,110     548,700,109   1,245,305,958
                                --------------  --------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  2,044,359,810   1,558,667,645     359,777,313   1,183,449,983   1,417,295,646   1,655,653,148

NET ASSETS
  Beginning of period..........  4,452,562,863   2,893,895,218   3,909,210,196   2,725,760,213   5,203,726,391   3,548,073,243
                                --------------  --------------  --------------  --------------  --------------  --------------
  End of period................ $6,496,922,673  $4,452,562,863  $4,268,987,509  $3,909,210,196  $6,621,022,037  $5,203,726,391
                                ==============  ==============  ==============  ==============  ==============  ==============

  Beginning units..............    393,993,551     287,988,840     347,097,295     269,021,934     451,333,466     339,582,149
                                --------------  --------------  --------------  --------------  --------------  --------------
  Units issued.................    141,512,912     262,554,827      91,436,570     198,864,851     107,133,582     230,571,768
  Units redeemed...............    (57,733,064)   (156,550,116)    (87,415,651)   (120,789,490)    (58,352,845)   (118,820,451)
                                --------------  --------------  --------------  --------------  --------------  --------------
  Ending units.................    477,773,399     393,993,551     351,118,214     347,097,295     500,114,203     451,333,466
                                ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
    AST PRESERVATION ASSET          AST FI PYRAMIS QUANTITATIVE        AST PRUDENTIAL GROWTH          AST ADVANCED STRATEGIES
     ALLOCATION PORTFOLIO                    PORTFOLIO                 ALLOCATION PORTFOLIO                  PORTFOLIO
------------------------------    ------------------------------  ------------------------------  ------------------------------
  01/01/2013      01/01/2012        01/01/2013      01/01/2012      01/01/2013      01/01/2012      01/01/2013      01/01/2012
      TO              TO                TO              TO              TO              TO              TO              TO
  12/31/2013      12/31/2012        12/31/2013      12/31/2012      12/31/2013      12/31/2012      12/31/2013      12/31/2012
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------
$  (77,511,909) $  (23,432,317)   $  (46,384,766) $    3,887,725  $  (55,749,541) $   (9,203,030) $  (83,973,577) $  (13,406,843)
             0     202,805,107                 0               0               0               0               0      10,698,188
    63,429,301      22,398,416        24,356,472      10,191,212      46,043,311      16,761,219      40,148,567      31,428,121
   334,261,391      73,823,567       365,241,460     127,264,222     475,568,287     174,991,851     729,496,156     278,376,605
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------

   320,178,783     275,594,773       343,213,166     141,343,159     465,862,057     182,550,040     685,671,146     307,096,071
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------

   533,326,229   1,048,759,017       423,649,841     728,600,453     490,879,666     805,337,507     872,367,545   1,337,159,721
    (1,449,062)     (2,491,241)         (105,809)        (65,646)        (30,505)        (85,451)       (202,461)       (118,803)
  (206,055,789)   (162,776,429)      (70,558,540)    (41,951,630)    (69,621,152)    (39,492,279)   (102,039,897)    (57,398,994)
  (273,355,205)    288,557,708        88,538,266     248,262,069     183,162,131     390,158,671     256,799,959     486,760,388
   (36,877,576)    (26,186,113)      (26,492,996)    (16,912,928)    (31,952,284)    (19,991,505)    (48,252,611)    (27,733,930)
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------

    15,588,597   1,145,862,942       415,030,762     917,932,318     572,437,856   1,135,926,943     978,672,535   1,738,668,382
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------

   335,767,380   1,421,457,715       758,243,928   1,059,275,477   1,038,299,913   1,318,476,983   1,664,343,681   2,045,764,453

 4,290,630,408   2,869,172,693     2,406,115,086   1,346,839,609   2,804,355,690   1,485,878,707   4,121,284,090   2,075,519,637
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------
$4,626,397,788  $4,290,630,408    $3,164,359,014  $2,406,115,086  $3,842,655,603  $2,804,355,690  $5,785,627,771  $4,121,284,090
==============  ==============    ==============  ==============  ==============  ==============  ==============  ==============

   367,593,732     264,390,353       211,694,110     130,049,406     248,629,701     148,843,360     343,975,841     193,663,052
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------
    92,474,155     166,398,878        75,474,768     144,416,799     117,253,080     202,559,826     132,340,734     243,758,752
   (87,986,640)    (63,195,499)      (38,883,631)    (62,772,095)    (69,006,478)   (102,773,485)    (49,729,110)    (93,445,963)
--------------  --------------    --------------  --------------  --------------  --------------  --------------  --------------
   372,081,247     367,593,732       248,285,247     211,694,110     296,876,303     248,629,701     426,587,465     343,975,841
==============  ==============    ==============  ==============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                     SUBACCOUNTS
                                ------------------------------------------------------------------------------------
                                AST T. ROWE PRICE LARGE-CAP       AST MONEY MARKET           AST SMALL-CAP GROWTH
                                     GROWTH PORTFOLIO                 PORTFOLIO                    PORTFOLIO
                                --------------------------  ----------------------------  --------------------------
                                 01/01/2013    01/01/2012     01/01/2013     01/01/2012    01/01/2013    01/01/2012
                                     TO            TO             TO             TO            TO            TO
                                 12/31/2013    12/31/2012     12/31/2013     12/31/2012    12/31/2013    12/31/2012
                                ------------  ------------  -------------  -------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (7,166,270) $ (4,749,523) $  (3,881,312) $  (3,824,914) $ (2,938,361) $ (2,103,651)
  Capital gains distributions
   received....................            0             0              0              0             0             0
  Realized gain (loss) on
   shares redeemed.............   19,155,374     7,268,215              0              0     8,559,959     2,508,100
  Net change in unrealized
   gain (loss) on
   investments.................  137,633,132    27,292,214              0              0    41,010,364     8,049,866
                                ------------  ------------  -------------  -------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  149,622,236    29,810,906     (3,881,312)    (3,824,914)   46,631,962     8,454,315
                                ------------  ------------  -------------  -------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................   12,879,318    79,210,524     22,103,019     88,497,121     5,898,112    29,324,616
  Annuity Payments.............     (390,375)      (52,662)      (208,515)             0       (33,619)      (23,139)
  Surrenders, withdrawals
   and death benefits..........  (12,915,331)   (8,644,280)  (402,713,712)  (297,122,226)   (5,510,271)   (4,295,589)
  Net transfers between
   other subaccounts or
   fixed rate option...........   53,104,968    63,305,292    359,461,678    218,075,662    30,508,550     9,393,836
  Other charges................   (3,630,699)   (2,306,459)    (1,633,554)    (1,548,790)   (1,399,774)     (939,109)
                                ------------  ------------  -------------  -------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   49,047,881   131,512,415    (22,991,084)     7,901,767    29,462,998    33,460,615
                                ------------  ------------  -------------  -------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  198,670,117   161,323,321    (26,872,396)     4,076,853    76,094,960    41,914,930

NET ASSETS
  Beginning of period..........  334,819,860   173,496,539    240,223,779    236,146,926   133,149,033    91,234,103
                                ------------  ------------  -------------  -------------  ------------  ------------
  End of period................ $533,489,977  $334,819,860  $ 213,351,383  $ 240,223,779  $209,243,993  $133,149,033
                                ============  ============  =============  =============  ============  ============

  Beginning units..............   26,918,480    16,189,549     24,862,519     24,015,202     9,973,084     7,585,608
                                ------------  ------------  -------------  -------------  ------------  ------------
  Units issued.................   14,370,434    24,719,510     79,679,312     64,046,095     6,402,174     9,356,968
  Units redeemed...............  (10,978,388)  (13,990,579)   (82,071,714)   (63,198,778)   (4,577,933)   (6,969,492)
                                ------------  ------------  -------------  -------------  ------------  ------------
  Ending units.................   30,310,526    26,918,480     22,470,117     24,862,519    11,797,325     9,973,084
                                ============  ============  =============  =============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
    AST PIMCO TOTAL RETURN           AST INTERNATIONAL VALUE    AST INTERNATIONAL GROWTH    NVIT DEVELOPING MARKETS
        BOND PORTFOLIO                      PORTFOLIO                   PORTFOLIO                    FUND
------------------------------      -------------------------  --------------------------  ------------------------
  01/01/2013        01/01/2012                     01/01/2012   01/01/2013    01/01/2012    01/01/2013   01/01/2012
      TO                TO          01/01/2013 TO      TO           TO            TO            TO           TO
  12/31/2013        12/31/2012       12/31/2013    12/31/2012   12/31/2013    12/31/2012    12/31/2013   12/31/2012
--------------    --------------    ------------- -----------  ------------  ------------  -----------  -----------

$  (38,927,585)   $   17,738,505     $(1,351,139) $   276,831  $ (2,208,975) $   (267,131) $   (84,980) $  (215,215)
             0        20,653,708               0            0             0             0            0            0

     6,281,303        11,411,190       1,828,020     (832,761)    3,011,448       107,009     (700,866)  (1,053,696)

   (54,331,412)       89,383,140      12,326,023    8,015,700    29,413,294    19,507,288      518,672    3,139,075
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------

   (86,977,694)      139,186,543      12,802,904    7,459,770    30,215,767    19,347,166     (267,174)   1,870,164
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------


    54,056,842       453,070,089       2,080,339   11,752,993     5,811,896    59,557,410       69,556       59,056
      (482,437)         (923,816)              0            0             0             0       (9,671)     (23,563)

   (99,940,501)      (80,849,766)     (1,591,422)  (1,075,394)   (3,240,685)   (1,420,110)  (1,404,435)  (1,363,950)

    19,141,887       369,973,319       9,640,410    9,443,618     8,780,202    27,932,281     (618,588)  (1,185,451)
   (19,476,356)      (16,107,181)       (722,156)    (525,771)   (2,213,068)   (1,363,537)     (35,451)     (42,181)
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------

   (46,700,565)      725,162,645       9,407,171   19,595,446     9,138,345    84,706,044   (1,998,589)  (2,556,089)
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------

  (133,678,259)      864,349,188      22,210,075   27,055,216    39,354,112   104,053,210   (2,265,763)    (685,925)

 2,382,349,712     1,518,000,524      70,251,079   43,195,863   167,285,282    63,232,072   13,170,440   13,856,365
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------
$2,248,671,453    $2,382,349,712     $92,461,154  $70,251,079  $206,639,394  $167,285,282  $10,904,677  $13,170,440
==============    ==============     ===========  ===========  ============  ============  ===========  ===========

   205,774,079       139,943,096       6,716,213    4,762,994    16,432,762     7,248,430      882,429    1,065,619
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------
    68,223,104       137,401,558       3,428,385    5,789,490     4,313,807    14,668,163       73,088       99,979
   (72,642,725)      (71,570,575)     (2,620,126)  (3,836,271)   (3,574,423)   (5,483,831)    (212,569)    (283,169)
--------------    --------------     -----------  -----------  ------------  ------------  -----------  -----------
   201,354,458       205,774,079       7,524,472    6,716,213    17,172,146    16,432,762      742,948      882,429
==============    ==============     ===========  ===========  ============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                       SUBACCOUNTS
                                ----------------------------------------------------------------------------------------
                                    AST INVESTMENT GRADE BOND     AST WESTERN ASSET CORE PLUS
                                            PORTFOLIO                   BOND PORTFOLIO          AST BOND PORTFOLIO 2018
                                --------------------------------  --------------------------  --------------------------
                                   01/01/2013       01/01/2012     01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                       TO               TO             TO            TO            TO            TO
                                   12/31/2013       12/31/2012     12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                ---------------  ---------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (20,405,294) $   (15,007,632) $ (7,158,648) $  5,633,899  $ (3,055,944) $ (2,939,398)
  Capital gains distributions
   received....................               0       63,330,220             0    12,073,221             0       905,416
  Realized gain (loss) on
   shares redeemed.............      45,474,885      391,554,490      (123,284)    2,419,429     3,945,623     3,547,152
  Net change in unrealized
   gain (loss) on
   investments.................     (55,708,223)     (94,205,140)   (6,396,206)      (24,688)   (7,897,543)    4,469,013
                                ---------------  ---------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................     (30,638,632)     345,671,938   (13,678,138)   20,101,861    (7,007,864)    5,982,183
                                ---------------  ---------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................           1,086               (1)    9,159,292    88,018,345         1,408         2,662
  Annuity Payments.............         (61,413)        (272,303)         (480)      (51,480)      (66,384)            0
  Surrenders, withdrawals
   and death benefits..........     (42,190,435)     (86,983,291)  (12,772,463)   (9,637,334)   (7,927,132)   (7,610,640)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (2,436,220,844)  (4,674,418,091)   32,365,434    64,087,358   (50,377,482)   (4,308,790)
  Other charges................     (13,275,629)     (47,021,685)   (3,781,787)   (3,206,933)      (79,870)      (85,637)
                                ---------------  ---------------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (2,491,747,235)  (4,808,695,371)   24,969,996   139,209,956   (58,449,460)  (12,002,405)
                                ---------------  ---------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  (2,522,385,867)  (4,463,023,433)   11,291,858   159,311,817   (65,457,324)   (6,020,222)

NET ASSETS
  Beginning of period..........   3,143,918,174    7,606,941,607   422,608,768   263,296,951   168,636,741   174,656,963
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  End of period................ $   621,532,307  $ 3,143,918,174  $433,900,626  $422,608,768  $103,179,417  $168,636,741
                                ===============  ===============  ============  ============  ============  ============

  Beginning units..............     240,121,532      624,194,989    36,399,377    23,998,953    13,760,511    14,702,403
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  Units issued.................     254,716,574      891,936,076    18,732,940    30,072,880     5,918,190     5,623,872
  Units redeemed...............    (446,108,236)  (1,276,009,533)  (16,485,472)  (17,672,456)  (10,810,413)   (6,565,764)
                                ---------------  ---------------  ------------  ------------  ------------  ------------
  Ending units.................      48,729,870      240,121,532    38,646,845    36,399,377     8,868,288    13,760,511
                                ===============  ===============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                            SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------
                               AST GLOBAL REAL ESTATE     AST PARAMETRIC EMERGING
 AST BOND PORTFOLIO 2019              PORTFOLIO          MARKETS EQUITY PORTFOLIO
------------------------      ------------------------  --------------------------
 01/01/2013     01/01/2012     01/01/2013   01/01/2012   01/01/2013    01/01/2012
     TO             TO             TO           TO           TO            TO
 12/31/2013     12/31/2012     12/31/2013   12/31/2012   12/31/2013    12/31/2012
-----------    -----------    -----------  -----------  ------------  ------------
$  (532,899)   $  (216,729)   $(1,401,476) $  (170,900) $ (3,873,173) $ (1,169,779)
          0      1,837,892              0            0             0     2,819,500
   (922,958)      (302,431)     2,848,012      928,253      (521,022)   (2,928,625)
   (120,716)      (807,520)      (469,758)   9,128,406    (1,225,925)   24,696,336
-----------    -----------    -----------  -----------  ------------  ------------

 (1,576,573)       511,212        976,778    9,885,759    (5,620,120)   23,417,432
-----------    -----------    -----------  -----------  ------------  ------------

          1              2      3,303,671   15,286,953     4,710,033    43,371,384
          0              0              0            0          (998)            0
 (1,350,009)      (723,284)    (1,790,600)    (928,338)   (4,640,032)   (2,502,308)
 (6,706,267)    19,025,531      8,400,753   20,026,859    25,223,113    33,959,424
    (10,058)        (6,226)      (748,144)    (454,180)   (2,170,077)   (1,781,116)
-----------    -----------    -----------  -----------  ------------  ------------

 (8,066,333)    18,296,023      9,165,680   33,931,294    23,122,039    73,047,384
-----------    -----------    -----------  -----------  ------------  ------------

 (9,642,906)    18,807,235     10,142,458   43,817,053    17,501,919    96,464,816

 29,834,393     11,027,158     72,228,461   28,411,408   220,457,637   123,992,821
-----------    -----------    -----------  -----------  ------------  ------------
$20,191,487    $29,834,393    $82,370,919  $72,228,461  $237,959,556  $220,457,637
===========    ===========    ===========  ===========  ============  ============

  2,326,700        809,058      5,471,216    2,702,253    20,908,701    13,670,484
-----------    -----------    -----------  -----------  ------------  ------------
  1,530,852      2,250,306      3,840,124    5,318,135    12,781,560    21,085,687
 (2,166,386)      (732,664)    (3,204,466)  (2,549,172)  (10,800,398)  (13,847,470)
-----------    -----------    -----------  -----------  ------------  ------------
  1,691,166      2,326,700      6,106,874    5,471,216    22,889,863    20,908,701
===========    ===========    ===========  ===========  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                        SUBACCOUNTS
                                ------------------------------------------------------------------------------------------
                                     AST GOLDMAN SACHS           AST SCHRODERS GLOBAL            AST RCM WORLD TRENDS
                                 SMALL-CAP VALUE PORTFOLIO        TACTICAL PORTFOLIO                   PORTFOLIO
                                --------------------------  ------------------------------  ------------------------------
                                 01/01/2013    01/01/2012     01/01/2013      01/01/2012      01/01/2013      01/01/2012
                                     TO            TO             TO              TO              TO              TO
                                 12/31/2013    12/31/2012     12/31/2013      12/31/2012      12/31/2013      12/31/2012
                                ------------  ------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)...................... $ (4,041,940) $ (1,826,709) $  (43,827,707) $  (19,489,507) $  (46,536,325) $  (21,632,247)
  Capital gains distributions
   received....................            0             0               0       7,348,892               0      47,180,985
  Realized gain (loss) on
   shares redeemed.............   10,406,854     3,259,583      22,736,138      25,928,614      19,871,313      11,951,175
  Net change in unrealized
   gain (loss) on
   investments.................   68,757,326    15,124,203     416,617,246     162,686,608     318,894,049      94,007,529
                                ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   75,122,240    16,557,077     395,525,677     176,474,607     292,229,037     131,507,442
                                ------------  ------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    7,717,819    47,862,216     429,604,430     606,760,429     520,676,293     841,149,058
  Annuity Payments.............            0             0               0               0         (22,758)              0
  Surrenders, withdrawals
   and death benefits..........   (5,307,498)   (2,603,433)    (45,127,749)    (22,012,131)    (59,475,556)    (33,684,069)
  Net transfers between
   other subaccounts or
   fixed rate option...........   33,690,552    33,234,357     261,516,399     322,716,972      30,609,352     257,259,152
  Other charges................   (2,351,544)   (1,507,338)    (26,616,356)    (15,473,557)    (28,829,882)    (17,914,475)
                                ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   33,749,329    76,985,802     619,376,724     891,991,713     462,957,449   1,046,809,666
                                ------------  ------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  108,871,569    93,542,879   1,014,902,401   1,068,466,320     755,186,486   1,178,317,108

NET ASSETS
  Beginning of period..........  192,755,526    99,212,647   2,100,412,423   1,031,946,103   2,470,812,204   1,292,495,096
                                ------------  ------------  --------------  --------------  --------------  --------------
  End of period................ $301,627,095  $192,755,526  $3,115,314,824  $2,100,412,423  $3,225,998,690  $2,470,812,204
                                ============  ============  ==============  ==============  ==============  ==============

  Beginning units..............   14,958,208     8,706,892     178,381,363     100,743,415     221,185,811     126,312,909
                                ------------  ------------  --------------  --------------  --------------  --------------
  Units issued.................    8,396,309    14,524,734      79,752,768     142,677,796      81,627,590     155,125,113
  Units redeemed...............   (6,237,102)   (8,273,418)    (28,463,760)    (65,039,848)    (39,893,024)    (60,252,211)
                                ------------  ------------  --------------  --------------  --------------  --------------
  Ending units.................   17,117,415    14,958,208     229,670,371     178,381,363     262,920,377     221,185,811
                                ============  ============  ==============  ==============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                               SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
    AST J.P. MORGAN GLOBAL         AST GOLDMAN SACHS MULTI-ASSET  AST FI PYRAMIS(R) ASSET ALLOCATION  PROFUND VP CONSUMER
      THEMATIC PORTFOLIO                     PORTFOLIO                       PORTFOLIO                     SERVICES
------------------------------    ------------------------------  ---------------------------------  --------------------
  01/01/2013      01/01/2012        01/01/2013      01/01/2012      01/01/2013        01/01/2012     01/01/2013 01/01/2012
      TO              TO                TO              TO              TO                TO             TO         TO
  12/31/2013      12/31/2012        12/31/2013      12/31/2012      12/31/2013        12/31/2012     12/31/2013 12/31/2012
--------------  --------------    --------------  --------------   --------------   --------------   ---------- ----------
$  (29,684,371) $  (14,491,771)   $  (29,032,146) $  (14,540,564) $  (28,885,572)   $  (11,921,076)   $ (3,505)  $ (1,388)
             0       7,129,301                 0      33,135,636               0                 0         901        722
    18,941,609      11,266,736        17,424,373       5,983,487      12,009,448         7,412,566      15,030      9,985
   255,564,038     108,250,741       146,478,565      67,217,603     293,557,493        96,031,943      96,045     16,693
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------

   244,821,276     112,155,007       134,870,792      91,796,162     276,681,369        91,523,433     108,471     26,012
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------

   274,199,756     504,371,029       275,028,090     429,761,581     341,155,813       458,847,982      10,321        734
       (43,373)        (33,876)          (82,836)              0         (80,911)          (17,091)          0          0
   (30,466,339)    (14,433,907)      (41,066,460)    (23,903,056)    (29,493,160)      (14,788,392)    (10,187)    (1,261)
    85,616,365     152,436,185       (30,327,942)    156,164,552     227,811,447       194,401,619     236,106     30,301
   (18,187,900)    (11,464,410)      (17,705,119)    (12,686,096)    (17,244,709)       (9,382,634)     (3,227)    (1,415)
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------

   311,118,509     630,875,021       185,845,733     549,336,981     522,148,480       629,061,484     233,013     28,359
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------

   555,939,785     743,030,028       320,716,525     641,133,143     798,829,849       720,584,917     341,484     54,371

 1,521,500,301     778,470,273     1,608,378,908     967,245,765   1,323,739,338       603,154,421     176,975    122,604
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------
$2,077,440,086  $1,521,500,301    $1,929,095,433  $1,608,378,908  $2,122,569,187    $1,323,739,338    $518,459   $176,975
==============  ==============    ==============  ==============   ==============   ==============    ========   ========

   129,515,188      74,331,284       142,916,661      93,246,254     113,954,635        58,250,777      12,519     10,467
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------
    49,333,229     104,534,684        50,524,847      89,167,572      61,576,994        93,416,287      22,563     13,725
   (23,018,131)    (49,350,780)      (33,092,109)    (39,497,165)    (17,794,950)      (37,712,429)     (7,914)   (11,673)
--------------  --------------    --------------  --------------   --------------   --------------    --------   --------
   155,830,286     129,515,188       160,349,399     142,916,661     157,736,679       113,954,635      27,168     12,519
==============  ==============    ==============  ==============   ==============   ==============    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                            SUBACCOUNTS
                                ------------------------------------------------------------------
                                 PROFUND VP CONSUMER       PROFUND VP             PROFUND VP
                                   GOODS PORTFOLIO         FINANCIALS             HEALTH CARE
                                --------------------  --------------------  ----------------------
                                01/01/2013 01/01/2012 01/01/2013 01/01/2012 01/01/2013  01/01/2012
                                    TO         TO         TO         TO         TO          TO
                                12/31/2013 12/31/2012 12/31/2013 12/31/2012 12/31/2013  12/31/2012
                                ---------- ---------- ---------- ---------- ----------  ----------
OPERATIONS
  Net investment income
   (loss)...................... $  (1,548)  $ (1,686) $  (9,629)  $(10,016) $  (14,803) $  (10,706)
  Capital gains distributions
   received....................         0          0          0          0           0           0
  Realized gain (loss) on
   shares redeemed.............    53,145     19,629    150,133     28,843     218,079      58,898
  Net change in unrealized
   gain (loss) on
   investments.................    42,117     23,390    100,720    105,690     254,121     104,936
                                ---------   --------  ---------   --------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    93,714     41,333    241,224    124,517     457,397     153,128
                                ---------   --------  ---------   --------  ----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    12,369      8,622     11,756     18,646      28,155      43,377
  Annuity Payments.............         0          0          0          0           0           0
  Surrenders, withdrawals
   and death benefits..........   (11,121)   (19,851)  (172,709)   (55,794)   (273,558)    (70,604)
  Net transfers between
   other subaccounts or
   fixed rate option...........  (111,610)    39,621   (104,845)   383,745     366,260     416,552
  Other charges................    (3,274)    (4,008)    (7,599)    (5,358)    (11,207)     (7,411)
                                ---------   --------  ---------   --------  ----------  ----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  (113,636)    24,384   (273,397)   341,239     109,650     381,914
                                ---------   --------  ---------   --------  ----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (19,922)    65,717    (32,173)   465,756     567,047     535,042

NET ASSETS
  Beginning of period..........   423,964    358,247    895,242    429,486   1,228,303     693,261
                                ---------   --------  ---------   --------  ----------  ----------
  End of period................ $ 404,042   $423,964  $ 863,069   $895,242  $1,795,350  $1,228,303
                                =========   ========  =========   ========  ==========  ==========

  Beginning units..............    33,923     31,509    114,536     78,037      98,053      64,437
                                ---------   --------  ---------   --------  ----------  ----------
  Units issued.................    15,627     29,748     66,574    122,950      81,413      91,091
  Units redeemed...............   (24,533)   (27,334)   (86,005)   (86,451)    (75,528)    (57,475)
                                ---------   --------  ---------   --------  ----------  ----------
  Ending units.................    25,017     33,923     95,105    114,536     103,938      98,053
                                =========   ========  =========   ========  ==========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
     PROFUND VP         PROFUND VP MID-CAP    PROFUND VP MID-CAP      PROFUND VP REAL
     INDUSTRIALS              GROWTH                 VALUE                ESTATE
--------------------   --------------------  --------------------  --------------------
01/01/2013 01/01/2012  01/01/2013 01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012
    TO         TO          TO         TO         TO         TO         TO         TO
12/31/2013 12/31/2012  12/31/2013 12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012
---------- ----------  ---------- ---------- ---------- ---------- ---------- ----------
 $ (2,610)  $ (2,564)   $ (7,999)  $ (6,297) $  (5,645) $  (6,651)  $ (2,101)  $  4,674
        0          0           0          0          0          0          0          0
   27,513      5,503      25,303     24,804     98,924     40,061     24,618     35,801

   87,024     23,649     116,934     27,071     96,996     52,309    (32,908)    19,133
 --------   --------    --------   --------  ---------  ---------   --------   --------

  111,927     26,588     134,238     45,578    190,275     85,719    (10,391)    59,608
 --------   --------    --------   --------  ---------  ---------   --------   --------

   20,063     20,149       3,971     21,650      4,265     23,608      1,559      6,034
        0          0           0          0          0          0          0          0
  (16,095)    (7,464)     (2,487)   (38,843)  (180,444)   (19,287)   (41,469)   (12,482)

   40,182     60,583     124,085     21,766    103,871   (106,833)     4,492     60,232
   (2,856)    (2,068)     (4,564)    (2,978)    (3,913)    (2,950)    (3,626)    (3,725)
 --------   --------    --------   --------  ---------  ---------   --------   --------

   41,294     71,200     121,005      1,595    (76,221)  (105,462)   (39,044)    50,059
 --------   --------    --------   --------  ---------  ---------   --------   --------

  153,221     97,788     255,243     47,173    114,054    (19,743)   (49,435)   109,667

  268,622    170,834     372,960    325,787    645,350    665,093    495,813    386,146
 --------   --------    --------   --------  ---------  ---------   --------   --------
 $421,843   $268,622    $628,203   $372,960  $ 759,404  $ 645,350   $446,378   $495,813
 ========   ========    ========   ========  =========  =========   ========   ========

   25,372     19,305      31,893     31,644     56,486     66,431     47,844     42,775
 --------   --------    --------   --------  ---------  ---------   --------   --------
   15,159     17,647      29,309     62,476     46,665     65,545     20,211     47,041
  (11,245)   (11,580)    (19,536)   (62,227)   (52,203)   (75,490)   (24,311)   (41,972)
 --------   --------    --------   --------  ---------  ---------   --------   --------
   29,286     25,372      41,666     31,893     50,948     56,486     43,744     47,844
 ========   ========    ========   ========  =========  =========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                           SUBACCOUNTS
                                -----------------------------------------------------------------
                                 PROFUND VP SMALL-CAP  PROFUND VP SMALL-CAP       PROFUND VP
                                        GROWTH                 VALUE          TELECOMMUNICATIONS
                                ---------------------  --------------------  --------------------
                                01/01/2013  01/01/2012 01/01/2013 01/01/2012 01/01/2013 01/01/2012
                                    TO          TO         TO         TO         TO         TO
                                12/31/2013  12/31/2012 12/31/2013 12/31/2012 12/31/2013 12/31/2012
                                ----------  ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income
   (loss)...................... $   (7,898)  $ (5,495)  $ (3,791) $  (3,874)  $  1,211   $  3,269
  Capital gains distributions
   received....................     35,356          0          0          0      5,794          0
  Realized gain (loss) on
   shares redeemed.............     37,662     22,494     50,523     23,917     13,104      6,075
  Net change in unrealized
   gain (loss) on
   investments.................    171,210     16,201     84,218     16,643     (4,089)     9,172
                                ----------   --------   --------  ---------   --------   --------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    236,330     33,200    130,950     36,686     16,020     18,516
                                ----------   --------   --------  ---------   --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................     13,559     11,498      4,616     20,523          1      4,525
  Annuity Payments.............          0          0          0          0          0          0
  Surrenders, withdrawals
   and death benefits..........    (15,398)   (41,605)    (9,631)    (8,927)    (2,219)   (20,824)
  Net transfers between
   other subaccounts or
   fixed rate option...........    542,075      6,942     11,002   (137,183)   (64,467)    79,344
  Other charges................     (3,947)    (2,453)    (2,376)    (1,396)    (1,206)    (1,208)
                                ----------   --------   --------  ---------   --------   --------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    536,289    (25,618)     3,611   (126,983)   (67,891)    61,837
                                ----------   --------   --------  ---------   --------   --------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    772,619      7,582    134,561    (90,297)   (51,871)    80,353

NET ASSETS
  Beginning of period..........    410,629    403,047    313,615    403,912    212,950    132,597
                                ----------   --------   --------  ---------   --------   --------
  End of period................ $1,183,248   $410,629   $448,176  $ 313,615   $161,079   $212,950
                                ==========   ========   ========  =========   ========   ========

  Beginning units..............     33,858     36,951     27,156     39,460     18,418     14,600
                                ----------   --------   --------  ---------   --------   --------
  Units issued.................     57,363     36,721     35,299     40,787     11,450     20,808
  Units redeemed...............    (23,586)   (39,814)   (33,980)   (53,091)   (15,635)   (16,990)
                                ----------   --------   --------  ---------   --------   --------
  Ending units.................     67,635     33,858     28,475     27,156     14,233     18,418
                                ==========   ========   ========  =========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                   SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------
                        PROFUND VP LARGE-CAP   PROFUND VP LARGE-CAP   AST JENNISON LARGE-CAP
PROFUND VP UTILITIES           GROWTH                 VALUE               VALUE PORTFOLIO
--------------------   ---------------------  ---------------------  ------------------------
01/01/2013 01/01/2012  01/01/2013  01/01/2012 01/01/2013  01/01/2012  01/01/2013   01/01/2012
    TO         TO          TO          TO         TO          TO          TO           TO
12/31/2013 12/31/2012  12/31/2013  12/31/2012 12/31/2013  12/31/2012  12/31/2013   12/31/2012
---------- ----------  ----------  ---------- ----------  ---------- -----------  -----------
$   8,702   $  6,046   $  (11,181)  $(11,019) $   (4,569) $  (4,455) $(1,255,493) $  (650,683)
        0          0            0          0           0          0            0            0
   41,411     19,002       24,831     61,711      52,887     38,996    3,213,462      212,339
   29,987    (34,975)     235,938     26,211     209,553     64,426   16,406,066    4,865,798
---------   --------   ----------   --------  ----------  ---------  -----------  -----------

   80,100     (9,927)     249,588     76,903     257,871     98,967   18,364,035    4,427,454
---------   --------   ----------   --------  ----------  ---------  -----------  -----------

   22,344     82,939       14,864     28,955       9,054     37,324    2,857,291   14,175,878
        0          0            0          0           0          0            0            0
 (144,342)    (5,495)     (24,712)   (39,620)    (24,708)   (28,238)  (1,862,136)  (1,077,403)
  (45,149)      (844)     188,860     16,455     199,454    (75,895)   4,753,163   10,430,652
   (4,271)    (4,028)      (7,580)    (6,252)     (7,006)    (5,231)    (640,911)    (447,908)
---------   --------   ----------   --------  ----------  ---------  -----------  -----------

 (171,418)    72,572      171,432       (462)    176,794    (72,040)   5,107,407   23,081,219
---------   --------   ----------   --------  ----------  ---------  -----------  -----------

  (91,318)    62,645      421,020     76,441     434,665     26,927   23,471,442   27,508,673

  651,289    588,644      767,355    690,914     877,713    850,786   61,345,926   33,837,253
---------   --------   ----------   --------  ----------  ---------  -----------  -----------
$ 559,971   $651,289   $1,188,375   $767,355  $1,312,378  $ 877,713  $84,817,368  $61,345,926
=========   ========   ==========   ========  ==========  =========  ===========  ===========

   63,480     54,664       69,532     69,496      91,816     97,281    5,590,456    3,424,716
---------   --------   ----------   --------  ----------  ---------  -----------  -----------
   15,205     53,934       24,735     68,467      55,366    105,343    2,699,791    5,721,657
  (29,523)   (45,118)     (10,442)   (68,431)    (42,512)  (110,808)  (2,297,220)  (3,555,917)
---------   --------   ----------   --------  ----------  ---------  -----------  -----------
   49,162     63,480       83,825     69,532     104,670     91,816    5,993,027    5,590,456
=========   ========   ==========   ========  ==========  =========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                  SUBACCOUNTS
                                -------------------------------------------------------------------------------
                                  AST JENNISON LARGE-CAP
                                     GROWTH PORTFOLIO       AST BOND PORTFOLIO 2020    AST BOND PORTFOLIO 2017
                                -------------------------  ------------------------  --------------------------
                                 01/01/2013    01/01/2012   01/01/2013   01/01/2012   01/01/2013    01/01/2012
                                     TO            TO           TO           TO           TO            TO
                                 12/31/2013    12/31/2012   12/31/2013   12/31/2012   12/31/2013    12/31/2012
                                ------------  -----------  -----------  -----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (1,579,698) $(1,063,799) $  (366,945) $     7,958  $ (2,925,127) $ (2,760,219)
  Capital gains distributions
   received....................            0            0            0      428,656             0             0
  Realized gain (loss) on
   shares redeemed.............    3,962,247    1,269,498     (384,439)     (88,333)    3,497,445     3,216,570
  Net change in unrealized
   gain (loss) on
   investments.................   26,382,795    4,649,763     (379,617)    (288,446)   (5,775,085)    4,303,808
                                ------------  -----------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................   28,765,344    4,855,462   (1,131,001)      59,835    (5,202,767)    4,760,159
                                ------------  -----------  -----------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    6,040,460   26,737,608            0           (1)        1,347        23,526
  Annuity Payments.............            0            0            0            0             0             0
  Surrenders, withdrawals
   and death benefits..........   (1,876,753)    (801,365)    (571,342)     (82,356)   (7,989,415)   (5,976,374)
  Net transfers between
   other subaccounts or
   fixed rate option...........    3,904,369   15,723,428   31,867,193   (2,990,366)  (49,547,409)  (11,511,305)
  Other charges................     (923,143)    (548,269)      (2,857)        (621)      (62,108)      (86,258)
                                ------------  -----------  -----------  -----------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    7,144,933   41,111,402   31,292,994   (3,073,344)  (57,597,585)  (17,550,411)
                                ------------  -----------  -----------  -----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   35,910,277   45,966,864   30,161,993   (3,013,509)  (62,800,352)  (12,790,252)

NET ASSETS
  Beginning of period..........   78,350,799   32,383,935      589,039    3,602,548   160,817,997   173,608,249
                                ------------  -----------  -----------  -----------  ------------  ------------
  End of period................ $114,261,076  $78,350,799  $30,751,032  $   589,039  $ 98,017,645  $160,817,997
                                ============  ===========  ===========  ===========  ============  ============

  Beginning units..............    6,499,133    3,023,508       48,358      313,789    13,596,428    15,086,505
                                ------------  -----------  -----------  -----------  ------------  ------------
  Units issued.................    3,345,822    7,344,333    4,775,543       57,546     5,601,397     6,264,253
  Units redeemed...............   (2,730,894)  (3,868,708)  (2,211,237)    (322,977)  (10,543,101)   (7,754,330)
                                ------------  -----------  -----------  -----------  ------------  ------------
  Ending units.................    7,114,061    6,499,133    2,612,664       48,358     8,654,724    13,596,428
                                ============  ===========  ===========  ===========  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                    SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------
                               WELLS FARGO ADVANTAGE    WELLS FARGO ADVANTAGE  WELLS FARGO ADVANTAGE
                               VT INTERNATIONAL EQUITY     VT OMEGA GROWTH      VT SMALL CAP GROWTH
  AST BOND PORTFOLIO 2021          FUND CLASS 1             FUND CLASS 1           FUND CLASS 1
---------------------------    ----------------------  ----------------------  --------------------
  01/01/2013    01/01/2012     01/01/2013  01/01/2012  01/01/2013  01/01/2012  01/01/2013 01/01/2012
      TO            TO             TO          TO          TO          TO          TO         TO
  12/31/2013    12/31/2012     12/31/2013  12/31/2012  12/31/2013  12/31/2012  12/31/2013 12/31/2012
-------------  ------------    ----------  ----------  ----------  ----------  ---------- ----------
$  (3,004,419) $ (3,133,398)   $   4,036   $    (566)  $  (15,546) $  (20,604) $  (9,575) $  (9,054)
            0     4,227,158       29,408      39,041       97,279      83,856     28,660     24,017
    5,859,599     9,895,521       11,757       6,191       49,467      92,943     41,053     32,450
  (13,894,899)     (991,896)      54,187      25,671      260,420      61,665    156,675    (13,846)
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------

  (11,039,719)    9,997,385       99,388      70,337      391,620     217,860    216,813     33,567
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------

        2,442             1           20          12       20,820         144          0     53,123
            0             0            0           0            0           0          0          0
   (5,733,375)   (8,023,886)     (91,839)   (112,697)     (95,674)   (291,415)   (65,595)  (118,516)
  (92,713,029)  (43,323,461)     (12,623)     (1,843)      13,107     (80,999)   (48,882)   (10,190)
      (70,829)     (122,420)      (1,368)     (1,452)      (3,403)     (4,376)    (1,134)    (1,393)
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------

  (98,514,791)  (51,469,766)    (105,810)   (115,980)     (65,150)   (376,646)  (115,611)   (76,976)
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------

 (109,554,510)  (41,472,381)      (6,422)    (45,643)     326,470    (158,786)   101,202    (43,409)

  191,261,682   232,734,063      603,027     648,670    1,090,514   1,249,300    501,105    544,514
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------
$  81,707,172  $191,261,682    $ 596,605   $ 603,027   $1,416,984  $1,090,514  $ 602,307  $ 501,105
=============  ============    =========   =========   ==========  ==========  =========  =========

   14,511,763    18,356,147       43,646      52,493      502,082     682,604     40,950     47,275
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------
    5,632,733     7,917,603          151       1,931       28,287       4,477      1,095      5,623
  (13,286,163)  (11,761,987)      (7,183)    (10,778)     (57,619)   (184,999)    (8,774)   (11,948)
-------------  ------------    ---------   ---------   ----------  ----------  ---------  ---------
    6,858,333    14,511,763       36,614      43,646      472,750     502,082     33,271     40,950
=============  ============    =========   =========   ==========  ==========  =========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                  SUBACCOUNTS
                                ------------------------------------------------------------------------------
                                 WELLS FARGO ADVANTAGE
                                  VT SMALL CAP VALUE                                 AST QUANTITATIVE MODELING
                                     FUND CLASS 1         AST BOND PORTFOLIO 2022            PORTFOLIO
                                ----------------------  --------------------------  --------------------------
                                01/01/2013  01/01/2012   01/01/2013    01/01/2012    01/01/2013    01/01/2012
                                    TO          TO           TO            TO            TO            TO
                                12/31/2013  12/31/2012   12/31/2013    12/31/2012    12/31/2013    12/31/2012
                                ----------  ----------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)...................... $   (9,063) $   (7,793) $ (2,173,071) $ (2,368,341) $ (4,476,124) $ (2,265,686)
  Capital gains distributions
   received....................          0           0             0       228,894             0             0
  Realized gain (loss) on
   shares redeemed.............     85,453      63,495     1,702,554     3,120,591     1,213,091       166,379
  Net change in unrealized
   gain (loss) on
   investments.................     84,685      97,639   (10,867,728)    4,139,526    53,364,593    15,077,655
                                ----------  ----------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................    161,075     153,341   (11,338,245)    5,120,670    50,101,560    12,978,348
                                ----------  ----------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................          0      54,403             0             0    88,100,355    99,661,732
  Annuity Payments.............     (7,567)          0             0             0             0             0
  Surrenders, withdrawals
   and death benefits..........   (186,376)   (268,311)   (4,674,532)   (4,193,611)   (9,989,932)   (3,915,339)
  Net transfers between
   other subaccounts or
   fixed rate option...........    (77,047)    (45,859)  (50,904,840)   46,513,222    37,182,891     3,048,006
  Other charges................     (3,772)     (4,198)      (61,113)      (59,308)     (119,679)      (55,266)
                                ----------  ----------  ------------  ------------  ------------  ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................   (274,762)   (263,965)  (55,640,485)   42,260,303   115,173,635    98,739,133
                                ----------  ----------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................   (113,687)   (110,624)  (66,978,730)   47,380,973   165,275,195   111,717,481

NET ASSETS
  Beginning of period..........  1,298,615   1,409,239   131,877,240    84,496,267   192,841,776    81,124,295
                                ----------  ----------  ------------  ------------  ------------  ------------
  End of period................ $1,184,928  $1,298,615  $ 64,898,510  $131,877,240  $358,116,971  $192,841,776
                                ==========  ==========  ============  ============  ============  ============

  Beginning units..............    107,072     130,611    10,633,328     7,050,755    19,469,297     9,115,978
                                ----------  ----------  ------------  ------------  ------------  ------------
  Units issued.................      2,848       8,818     4,817,294     9,133,198    12,298,113    11,547,212
  Units redeemed...............    (23,465)    (32,357)   (9,501,000)   (5,550,625)   (1,683,036)   (1,193,893)
                                ----------  ----------  ------------  ------------  ------------  ------------
  Ending units.................     86,455     107,072     5,949,622    10,633,328    30,084,374    19,469,297
                                ==========  ==========  ============  ============  ============  ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                           SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
                                   WELLS FARGO ADVANTAGE
AST BLACKROCK GLOBAL STRATEGIES       VT OPPORTUNITY       AST PRUDENTIAL CORE BOND     AST NEUBERGER BERMAN
           PORTFOLIO                  FUND - CLASS 1               PORTFOLIO             CORE BOND PORTFOLIO
------------------------------    ----------------------  --------------------------  ------------------------
  01/01/2013      01/01/2012      01/01/2013  01/01/2012   01/01/2013    01/01/2012    01/01/2013   01/01/2012
      TO              TO              TO          TO           TO            TO            TO           TO
  12/31/2013      12/31/2012      12/31/2013  12/31/2012   12/31/2013    12/31/2012    12/31/2013   12/31/2012
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------
$  (26,630,610) $  (14,288,942)   $  (21,134) $  (15,925) $ (1,926,260) $   (821,712) $  (649,415) $  (379,726)

             0               0             0         447             0       101,685            0       15,374

    10,847,253        (335,717)       82,825      37,100       261,046       483,478      (22,660)     209,269

   153,604,948     113,425,282       349,719     162,898    (3,882,280)    2,754,490   (1,082,156)     733,850
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------

   137,821,591      98,800,623       411,410     184,520    (5,547,494)    2,517,941   (1,754,231)     578,767
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------

   248,708,654     445,948,201             0     183,836    12,673,997    74,144,865    1,243,981   18,671,882
    (1,073,364)       (790,834)            0           0             0             0            0            0

   (65,572,039)    (63,151,067)     (183,528)   (208,627)   (3,760,888)   (1,111,769)  (1,758,911)    (465,278)

    62,469,275      98,331,863       (52,820)      4,533    17,483,188    46,409,263    3,346,645   14,656,618
   (12,660,326)     (7,109,048)       (2,734)     (2,699)   (1,671,903)     (513,939)    (342,765)    (210,176)
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------

   231,872,200     473,229,115      (239,082)    (22,957)   24,724,394   118,928,420    2,488,950   32,653,046
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------

   369,693,791     572,029,738       172,328     161,563    19,176,900   121,446,361      734,719   33,231,813

 1,388,058,712     816,028,974     1,502,155   1,340,592   132,485,616    11,039,255   37,537,548    4,305,735
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------
$1,757,752,503  $1,388,058,712    $1,674,483  $1,502,155  $151,662,516  $132,485,616  $38,272,267  $37,537,548
==============  ==============    ==========  ==========  ============  ============  ===========  ===========

   137,665,311      89,095,942       123,329     125,255    12,450,744     1,096,258    3,617,299      427,636
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------
    41,524,380      69,600,719         1,189      17,914     8,852,454    15,235,030    2,811,371    5,446,881
   (19,225,483)    (21,031,350)      (17,749)    (19,840)   (6,536,618)   (3,880,544)  (2,570,081)  (2,257,218)
--------------  --------------    ----------  ----------  ------------  ------------  -----------  -----------
   159,964,208     137,665,311       106,769     123,329    14,766,580    12,450,744    3,858,589    3,617,299
==============  ==============    ==========  ==========  ============  ============  ===========  ===========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                                     SUBACCOUNTS
                                -------------------------------------------------------------------------------------

                                                           AST FRANKLIN TEMPLETON FOUNDING   AST NEW DISCOVERY ASSET
                                 AST BOND PORTFOLIO 2023     FUNDS ALLOCATION PORTFOLIO       ALLOCATION PORTFOLIO
                                -------------------------  ------------------------------  --------------------------
                                 01/01/2013   01/03/2012*    01/01/2013      04/30/2012*    01/01/2013      04/30/2012*
                                     TO           TO             TO              TO             TO              TO
                                 12/31/2013   12/31/2012     12/31/2013      12/31/2012     12/31/2013      12/31/2012
                                ------------  -----------  --------------  --------------  ------------    ------------
OPERATIONS
  Net investment income
   (loss)...................... $ (2,950,258) $  (186,387) $  (49,114,991) $  (11,309,836) $ (4,481,318)   $   (287,083)
  Capital gains distributions
   received....................            0            0               0               0             0               0
  Realized gain (loss) on
   shares redeemed.............   (5,518,193)      71,311      29,019,151      (5,507,083)    3,247,233        (880,410)
  Net change in unrealized
   gain (loss) on
   investments.................   (6,190,709)     184,290     616,326,369      44,700,693    44,858,695       6,288,038
                                ------------  -----------  --------------  --------------  ------------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................  (14,659,160)      69,214     596,230,529      27,883,774    43,624,610       5,120,545
                                ------------  -----------  --------------  --------------  ------------    ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................            0          280     192,841,777     285,762,385   104,121,005      67,693,779
  Annuity Payments.............            0            0        (124,861)              0       (13,612)              0
  Surrenders, withdrawals
   and death benefits..........  (10,243,561)    (656,092)    (64,204,348)    (11,663,365)   (5,576,766)     (1,857,561)
  Net transfers between
   other subaccounts or
   fixed rate option...........  192,799,117   32,759,286     162,671,889   2,141,109,665    55,615,942     118,319,829
  Other charges................      (82,612)        (101)    (29,500,909)     (6,516,987)   (2,719,659)       (772,960)
                                ------------  -----------  --------------  --------------  ------------    ------------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................  182,472,944   32,103,373     261,683,548   2,408,691,698   151,426,910     183,383,087
                                ------------  -----------  --------------  --------------  ------------    ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................  167,813,784   32,172,587     857,914,077   2,436,575,472   195,051,520     188,503,632

NET ASSETS
  Beginning of period..........   32,172,587            0   2,436,575,472               0   188,503,632               0
                                ------------  -----------  --------------  --------------  ------------    ------------
  End of period................ $199,986,371  $32,172,587  $3,294,489,549  $2,436,575,472  $383,555,152    $188,503,632
                                ============  ===========  ==============  ==============  ============    ============

  Beginning units..............    3,101,105            0     226,666,618               0    18,255,505               0
                                ------------  -----------  --------------  --------------  ------------    ------------
  Units issued.................   44,646,062    3,453,763      61,116,971     257,603,675    19,355,294      24,024,640
  Units redeemed...............  (25,784,838)    (352,658)    (37,401,037)    (30,937,057)   (5,637,904)     (5,769,135)
                                ------------  -----------  --------------  --------------  ------------    ------------
  Ending units.................   21,962,329    3,101,105     250,382,552     226,666,618    31,972,895      18,255,505
                                ============  ===========  ==============  ==============  ============    ============

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
   AST WESTERN ASSET                                    AST       AST AQR EMERGING AST CLEARBRIDGE  AST QMA EMERGING
 EMERGING MARKETS DEBT       AST MFS LARGE-CAP     BOND PORTFOLIO  MARKETS EQUITY      DIVIDEND      MARKETS EQUITY
       PORTFOLIO              VALUE PORTFOLIO           2024         PORTFOLIO     GROWTH PORTFOLIO    PORTFOLIO
----------------------    -----------------------  -------------- ---------------- ---------------- ----------------
01/01/2013    08/20/2012*  01/01/2013  08/20/2012*  01/02/2013*     02/25/2013*      02/25/2013*      02/25/2013*
    TO            TO           TO          TO            TO              TO               TO               TO
12/31/2013    12/31/2012   12/31/2013  12/31/2012    12/31/2013      12/31/2013       12/31/2013       12/31/2013
----------    ----------- -----------  ----------- -------------- ---------------- ---------------- ----------------

$  (16,548)    $   (779)  $  (120,298) $   (2,712)  $  (798,583)     $   (4,605)     $   (96,396)       $ (2,023)

         0            0             0           0             0               0                0               0
   (50,609)         180       179,277       2,247    (1,642,041)         (1,248)          54,692          (1,053)
   (66,215)       6,575     1,869,803      14,137    (1,908,586)         23,302        1,158,435           6,570
----------     --------   -----------  ----------   -----------      ----------      -----------        --------

  (133,372)       5,976     1,928,782      13,672    (4,349,210)         17,449        1,116,731           3,494
----------     --------   -----------  ----------   -----------      ----------      -----------        --------


 1,061,079      301,785       892,564     227,272         5,286         481,494          657,686         279,976
         0            0             0           0             0               0                0               0

   (36,709)      (2,958)     (194,854)       (316)   (2,355,345)        (18,452)        (151,814)           (227)

    99,767      108,867    12,323,038     809,196    69,943,854         703,457       16,226,085         183,563
      (436)           0       (62,622)     (1,212)         (692)           (164)         (48,264)            (44)
----------     --------   -----------  ----------   -----------      ----------      -----------        --------

 1,123,701      407,694    12,958,126   1,034,940    67,593,103       1,166,335       16,683,693         463,268
----------     --------   -----------  ----------   -----------      ----------      -----------        --------

   990,329      413,670    14,886,908   1,048,612    63,243,893       1,183,784       17,800,424         466,762

   413,670            0     1,048,612           0             0               0                0               0
----------     --------   -----------  ----------   -----------      ----------      -----------        --------
$1,403,999     $413,670   $15,935,520  $1,048,612   $63,243,893      $1,183,784      $17,800,424        $466,762
==========     ========   ===========  ==========   ===========      ==========      ===========        ========

    39,790            0       102,774           0             0               0                0               0
----------     --------   -----------  ----------   -----------      ----------      -----------        --------
   283,141       42,159     1,406,904     140,382    15,011,644         159,464        1,861,795          53,752
  (173,000)      (2,369)     (327,059)    (37,608)   (7,762,618)        (42,567)        (335,488)         (5,266)
----------     --------   -----------  ----------   -----------      ----------      -----------        --------
   149,931       39,790     1,182,619     102,774     7,249,026         116,897        1,526,307          48,486
==========     ========   ===========  ==========   ===========      ==========      ===========        ========

*  Date subaccount became available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2013 and 2012

                                                               SUBACCOUNTS
                                -------------------------------------------------------------------------
                                AST MULTI-SECTOR AST BLACKROCK AST FRANKLIN TEMPLETON
                                  FIXED INCOME    ISHARES ETF   FOUNDING FUNDS PLUS   AST DEFENSIVE ASSET
                                   PORTFOLIO       PORTFOLIO         PORTFOLIO        ALLOCATION PORTFOLIO
                                ---------------- ------------- ---------------------- --------------------
                                  02/25/2013*     04/29/2013*       04/29/2013*           04/29/2013*
                                       TO             TO                 TO                    TO
                                   12/31/2013     12/31/2013         12/31/2013            12/31/2013
                                ---------------- ------------- ---------------------- --------------------
OPERATIONS
  Net investment income
   (loss)......................   $ (3,378,731)   $  (475,341)      $ (1,755,379)         $  (459,862)
  Capital gains distributions
   received....................              0              0                  0                    0
  Realized gain (loss) on
   shares redeemed.............        (31,378)        51,320            119,709              121,572
  Net change in unrealized
   gain (loss) on
   investments.................      3,882,378      3,825,057         19,420,228            1,261,341
                                  ------------    -----------       ------------          -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM
   OPERATIONS..................        472,269      3,401,036         17,784,558              923,051
                                  ------------    -----------       ------------          -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments....................    699,529,215     54,750,116        150,243,590           38,098,449
  Annuity Payments.............              0              0                  0                    0
  Surrenders, withdrawals
   and death benefits..........     (5,610,348)      (555,125)        (2,096,780)            (934,571)
  Net transfers between
   other subaccounts or
   fixed rate option...........      1,262,782     29,294,747        184,801,006           42,249,852
  Other charges................              0       (251,659)        (1,014,858)            (270,330)
                                  ------------    -----------       ------------          -----------

NET INCREASE
   (DECREASE) IN NET
   ASSETS RESULTING
   FROM CONTRACT
   OWNER
   TRANSACTIONS................    695,181,649     83,238,079        331,932,958           79,143,400
                                  ------------    -----------       ------------          -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS......................    695,653,918     86,639,115        349,717,516           80,066,451

NET ASSETS
  Beginning of period..........              0              0                  0                    0
                                  ------------    -----------       ------------          -----------
  End of period................   $695,653,918    $86,639,115       $349,717,516          $80,066,451
                                  ============    ===========       ============          ===========

  Beginning units..............              0              0                  0                    0
                                  ------------    -----------       ------------          -----------
  Units issued.................     77,347,847      9,433,133         34,505,227           10,995,003
  Units redeemed...............     (4,218,496)    (1,185,676)        (2,194,806)          (2,734,668)
                                  ------------    -----------       ------------          -----------
  Ending units.................     73,129,351      8,247,457         32,310,421            8,260,335
                                  ============    ===========       ============          ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A55

                            SUBACCOUNTS (CONTINUED)
                         ----------------------------

                         AST AQR LARGE- AST QMA LARGE-
                         CAP PORTFOLIO  CAP PORTFOLIO
                         -------------- --------------
                          04/29/2013*    04/29/2013*
                               TO             TO
                           12/31/2013     12/31/2013
                         -------------- --------------
                           $  (3,614)      $   (410)
                                   0              0
                              10,275            131
                              49,479          8,263
                           ---------       --------

                              56,140          7,984
                           ---------       --------

                             545,118         58,785
                                   0              0
                            (101,746)        (1,279)
                             266,182         70,203
                                 (28)           (38)
                           ---------       --------

                             709,526        127,671
                           ---------       --------

                             765,666        135,655

                                   0              0
                           ---------       --------
                           $ 765,666       $135,655
                           =========       ========

                                   0              0
                           ---------       --------
                             127,930         11,821
                             (62,203)          (219)
                           ---------       --------
                              65,727         11,602
                           =========       ========

*  Date subaccount became available for investment

                                      A56

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2013

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), which is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from purchases of the following contracts are invested in the Account:

        Strategic Partners Variable Annuity One
        Strategic Partners Variable Annuity One 3
        Strategic Partners Select
        Strategic Partners Advisor
        Strategic Partners Plus
        Strategic Partners FlexElite
        Discovery Preferred
        Discovery Select
        Discovery Choice
        Prudential Premier B, L, X Series
        Prudential Premier Bb Series
        Prudential Premier Retirement X, B, L, C Series
        Prudential Premier Advisor
        Prudential Premier Retirement Variable Annuity
        Prudential Defined Income Annuity

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred twenty six subaccounts within the Account, of which one hundred twenty five had activity during 2013. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (collectively, the "Portfolios"). Investment options vary by contract.

        The name of each Portfolio and the corresponding subaccount name are as follows:
AllianceBernstein Large Cap Growth Portfolio Class B
VP Value Fund
AST Academic Strategies Asset Allocation Portfolio
AST Advanced Strategies Portfolio
AST AQR Emerging Markets Equity Portfolio
AST AQR Large-Cap Portfolio
AST Balanced Asset Allocation Portfolio
AST BlackRock Global Strategies Portfolio
AST BlackRock iShares ETF Portfolio
AST Bond Portfolio 2016*
AST Bond Portfolio 2017
AST Bond Portfolio 2018
AST Bond Portfolio 2019
AST Bond Portfolio 2020
AST Bond Portfolio 2021
AST Bond Portfolio 2022
AST Bond Portfolio 2023
AST Bond Portfolio 2024
AST Capital Growth Asset Allocation Portfolio
AST ClearBridge Dividend Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST Defensive Asset Allocation Portfolio
AST Federated Aggressive Growth Portfolio
AST FI Pyramis(R) Asset Allocation Portfolio
AST First Trust Balanced Target Portfolio
AST Franklin Templeton Founding Funds Allocation Portfolio
AST Franklin Templeton Founding Funds Plus Portfolio
AST Global Real Estate Portfolio
AST Goldman Sachs Concentrated Growth Portfolio
AST Goldman Sachs Large-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Goldman Sachs Multi-Asset Portfolio
AST Goldman Sachs Small-Cap Value Portfolio
AST Herndon Large-Cap Value Portfolio
AST High Yield Portfolio
AST International Growth Portfolio
AST International Value Portfolio
AST Investment Grade Bond Portfolio
AST J.P. Morgan Global Thematic Portfolio
AST J.P. Morgan International Equity Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Jennison Large-Cap Growth Portfolio
AST Jennison Large-Cap Value Portfolio
AST Large-Cap Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST Lord Abbett Core Fixed Income Portfolio
AST MFS Global Equity Portfolio
AST MFS Growth Portfolio

                                      A57

AST MFS Large-Cap Value Portfolio
AST Mid-Cap Value Portfolio
AST Money Market Portfolio
AST Multi-Sector Fixed Income Portfolio
AST Neuberger Berman / LSV Mid-Cap Value Portfolio
AST Neuberger Berman Core Bond Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST New Discovery Asset Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST PIMCO Total Return Bond Portfolio
AST Preservation Asset Allocation Portfolio
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio
AST QMA Emerging Markets Equity Portfolio
AST QMA Large-Cap Portfolio
AST QMA US Equity Alpha Portfolio
AST Quantitative Modeling Portfolio
AST RCM World Trends Portfolio
AST Schroders Global Tactical Portfolio
AST Schroders Multi-Asset World Strategies Portfolio
AST Small-Cap Growth Portfolio
AST Small-Cap Value Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST T. Rowe Price Equity Income Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST Templeton Global Bond Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Western Asset Core Plus Bond Portfolio
AST Western Asset Emerging Markets Debt Portfolio
Davis Value Portfolio
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2
Invesco V.I. Core Equity Fund
Janus Aspen Janus Portfolio - Institutional Shares
Janus Aspen Janus Portfolio - Service Shares
Janus Aspen Overseas Portfolio - Institutional Shares
MFS(R) Growth Series - Initial Class
MFS(R) Research Series - Initial Class
NVIT Developing Markets Fund
ProFund VP Consumer Goods Portfolio
ProFund VP Consumer Services
ProFund VP Financials
ProFund VP Health Care
ProFund VP Industrials
ProFund VP Large-Cap Growth
ProFund VP Large-Cap Value
ProFund VP Mid-Cap Growth
ProFund VP Mid-Cap Value
ProFund VP Real Estate
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value
ProFund VP Telecommunications
ProFund VP Utilities
Prudential Conservative Balanced Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Global Portfolio
Prudential High Yield Bond Portfolio
Prudential Jennison 20/20 Focus Portfolio
Prudential Jennison Portfolio
Prudential Money Market Portfolio
Prudential Natural Resources Portfolio
Prudential Small Capitalization Stock Portfolio
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
Prudential SP Prudential U.S. Emerging Growth Portfolio
Prudential SP Small Cap Value Portfolio
Prudential Stock Index Portfolio
Prudential Value Portfolio
T. Rowe Price Equity Income Portfolio
T. Rowe Price International Stock Portfolio
Wells Fargo Advantage VT International Equity Fund Class 1
Wells Fargo Advantage VT Omega Growth Fund Class 1
Wells Fargo Advantage VT Opportunity Fund - Class 1
Wells Fargo Advantage VT Small Cap Growth Fund Class 1
Wells Fargo Advantage VT Small Cap Value Fund Class 1
        --------
        * Subaccount available for investment but had no assets as of December 31, 2013

        The Portfolios are diversified open-end management investment companies, and each portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these mutual funds is available upon request to the appropriate companies.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the

                                      A58
        financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

        Investments--The investments in shares of the Portfolios are stated at the net asset value of the respective Portfolios, which is obtained from the custodian and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost of the investment sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend Income and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

        NEW ACCOUNTING PRONOUNCEMENTS

        In June 2013, the Financial Accounting Standards Board issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. Under the guidance, all entities regulated under the Investment Company Act of 1940 automatically qualify as investment companies, while all other entities need to consider both the fundamental and typical characteristics of an investment company in determining whether they qualify as investment companies. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively. This guidance does not have an effect on the Account's net assets or results of operations.

NOTE 3: FAIR VALUE

        Fair Value Measurement--Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on unadjusted quoted prices in active markets that are accessible to the Account for identical investments. These generally provide the most reliable evidence and are used to measure fair value whenever available. Investments which have a net asset value which is readily available to the public are classified as Level 1.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar securities, quoted market prices in markets that are not active for identical or similar securities, and other market observable inputs. Investments which have a net asset value which is only available to institutional clients are classified as Level 2.

        Level 3--Fair value is based on at least one or more significant unobservable inputs for the investment. As of December 31, 2013, the Account did not have any Level 3 investments.

                                      A59

        As of December 31, 2013, all investments have been classified as Level 1 with the exception of proprietary funds, consisting of The Prudential Series Fund, the Advanced Series Trust and any non-proprietary funds where the net asset value is not readily observable by the public, which are classified as Level 2. The Level 2 investments as of December 31, 2013, are presented below.

Proprietary Funds (The Prudential Series Fund and the Advanced Series Trust). $80,665,389,952
Wells Fargo Advantage VT Opportunity Fund - Class 1.......................... $     1,674,483

        TRANSFERS BETWEEN LEVEL 1 AND LEVEL 2

        Periodically there are transfers between Level 1 and Level 2 for assets held in the Account. The classification of the Account investments may vary dependent on the availability of information to the public. Should an investment's net asset value become publicly observable, the investment would be transferred from Level 2 to Level 1, and conversely transferred out of Level 1 and into Level 2 when a net asset value is no longer readily available to the public. During 2013, there were no transfers from Level 1 to Level 2. There were transfers from Level 2 to Level 1 as presented below. The transfers are based on values as of December 31, 2012.

   AllianceBernstein Large Cap Growth Portfolio Class B......... $ 5,274,054
   Davis Value Portfolio........................................ $26,877,517
   Janus Aspen Janus Portfolio - Service Shares................. $10,868,128
   Janus Aspen Janus Portfolio - Institutional Shares........... $55,619,843
   Janus Aspen Overseas Portfolio - Institutional Shares........ $95,789,817
   NVIT Developing Market Fund.................................. $13,170,440
   ProFund VP Consumer Services................................. $   176,975
   ProFund VP Consumer Goods Portfolio.......................... $   423,964
   ProFund VP Financials........................................ $   895,242
   ProFund VP Health Care....................................... $ 1,228,303
   ProFund VP Industrials....................................... $   268,622
   ProFund VP Mid-Cap Growth.................................... $   372,960
   ProFund VP Mid-Cap Value..................................... $   645,350
   ProFund VP Real Estate....................................... $   495,813
   ProFund VP Small-Cap Growth.................................. $   410,629
   ProFund VP Small-Cap Value................................... $   313,615
   ProFund VP Telecommunications................................ $   212,950
   ProFund VP Utilities......................................... $   651,289
   ProFund VP Large-Cap Growth.................................. $   767,355
   ProFund VP Large-Cap Value................................... $   877,713
   Wells Fargo Advantage VT International Equity Fund - Class 1. $   603,027
   Wells Fargo Advantage VT Omega Growth Fund - Class 1......... $ 1,090,514
   Wells Fargo Advantage VT Small Cap Growth Fund - Class 1..... $   501,105
   Wells Fargo Advantage VT Small Cap Value Fund - Class 1...... $ 1,298,615

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

                                      A60

NOTE 5: PURCHASES AND SALES OF INVESTMENTS


        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2013 were as follows:

                                                                 PURCHASES       SALES
                                                               -------------- ------------
Prudential Money Market Portfolio............................. $   36,551,073 $ 63,166,966
Prudential Diversified Bond Portfolio......................... $    1,414,110 $ 34,932,687
Prudential Equity Portfolio................................... $    1,327,633 $ 29,798,982
Prudential Flexible Managed Portfolio......................... $      577,500 $  2,320,486
Prudential Conservative Balanced Portfolio.................... $      556,179 $  3,484,734
Prudential Value Portfolio.................................... $    3,204,781 $ 49,296,107
Prudential High Yield Bond Portfolio.......................... $    5,616,392 $ 34,738,597
Prudential Natural Resources Portfolio........................ $      151,739 $  1,144,699
Prudential Stock Index Portfolio.............................. $    5,960,368 $ 48,148,850
Prudential Global Portfolio................................... $    1,384,391 $  9,018,014
Prudential Jennison Portfolio................................. $    3,392,339 $ 43,173,605
Prudential Small Capitalization Stock Portfolio............... $    1,590,355 $  8,324,783
T. Rowe Price International Stock Portfolio................... $      827,707 $  2,841,587
T. Rowe Price Equity Income Portfolio......................... $    1,519,609 $  8,350,395
Invesco V.I. Core Equity Fund................................. $      281,201 $ 11,842,235
Janus Aspen Janus Portfolio - Institutional Shares............ $      213,721 $  8,032,617
Janus Aspen Overseas Portfolio - Institutional Shares......... $      504,845 $ 13,021,171
MFS(R) Research Series - Initial Class........................ $      912,636 $  2,412,170
MFS(R) Growth Series - Initial Class.......................... $    1,049,310 $  6,945,919
VP Value Fund................................................. $    2,700,130 $  3,926,439
FTVIP Franklin Small-Mid Cap Growth Securities Fund - Class 2. $      867,519 $  4,524,729
Prudential Jennison 20/20 Focus Portfolio..................... $      934,489 $  8,278,195
Davis Value Portfolio......................................... $      168,979 $  4,642,069
AllianceBernstein Large Cap Growth Portfolio Class B.......... $    1,284,797 $  1,286,453
Prudential SP Small Cap Value Portfolio....................... $    2,376,923 $ 21,205,074
Janus Aspen Janus Portfolio - Service Shares.................. $      296,490 $  2,128,238
Prudential SP Prudential U.S. Emerging Growth Portfolio....... $    2,433,527 $ 22,516,632
Prudential SP International Growth Portfolio.................. $    1,646,827 $  8,244,871
Prudential SP International Value Portfolio................... $    1,009,878 $  6,802,760
AST Goldman Sachs Large-Cap Value Portfolio................... $   60,872,163 $ 37,747,822
AST Schroders Multi-Asset World Strategies Portfolio.......... $  469,402,055 $391,428,919
AST Cohen & Steers Realty Portfolio........................... $   67,136,143 $ 57,912,004
AST J.P. Morgan Strategic Opportunities Portfolio............. $  278,815,168 $163,653,158
AST Herndon Large-Cap Value Portfolio......................... $   33,898,852 $ 33,431,720
AST High Yield Portfolio...................................... $   78,552,742 $ 88,330,447
AST Federated Aggressive Growth Portfolio..................... $   45,709,163 $ 43,741,306
AST Mid-Cap Value Portfolio................................... $   32,733,995 $ 27,121,548
AST Small-Cap Value Portfolio................................. $   41,152,977 $ 28,133,432
AST Goldman Sachs Concentrated Growth Portfolio............... $   46,689,230 $ 38,828,197
AST Goldman Sachs Mid-Cap Growth Portfolio.................... $   66,305,128 $ 47,894,563
AST Large-Cap Value Portfolio................................. $   81,190,691 $ 52,377,738
AST Lord Abbett Core Fixed Income Portfolio................... $  127,522,993 $ 96,345,826
AST Loomis Sayles Large-Cap Growth Portfolio.................. $   44,452,364 $ 56,040,122
AST MFS Growth Portfolio...................................... $   35,125,181 $ 24,947,626
AST Neuberger Berman Mid-Cap Growth Portfolio................. $   62,236,352 $ 45,842,554
AST Neuberger Berman / LSV Mid-Cap Value Portfolio............ $   91,748,494 $ 40,772,084
AST PIMCO Limited Maturity Bond Portfolio..................... $   55,557,416 $ 84,010,455
AST T. Rowe Price Equity Income Portfolio..................... $   72,778,239 $ 39,397,159
AST QMA US Equity Alpha Portfolio............................. $   34,227,487 $ 22,853,088
AST T. Rowe Price Natural Resources Portfolio................. $   78,440,333 $102,903,384
AST T. Rowe Price Asset Allocation Portfolio.................. $1,511,470,234 $330,839,349
AST MFS Global Equity Portfolio............................... $  110,855,314 $ 40,882,171
AST J.P. Morgan International Equity Portfolio................ $   61,751,048 $ 39,404,964
AST Templeton Global Bond Portfolio........................... $   49,013,486 $ 39,525,389
AST Wellington Management Hedged Equity Portfolio............. $  530,042,714 $ 76,647,372
AST Capital Growth Asset Allocation Portfolio................. $1,330,132,811 $410,011,526

                                      A61

                                                                PURCHASES        SALES
                                                              -------------- --------------
AST Academic Strategies Asset Allocation Portfolio........... $  665,867,245 $  688,816,165
AST Balanced Asset Allocation Portfolio...................... $  899,790,712 $  450,122,275
AST Preservation Asset Allocation Portfolio.................. $  635,451,970 $  697,375,282
AST First Trust Balanced Target Portfolio.................... $  615,822,921 $  247,176,925
AST Prudential Growth Allocation Portfolio................... $1,016,119,971 $  499,431,657
AST Advanced Strategies Portfolio............................ $1,186,713,180 $  292,014,221
AST T. Rowe Price Large-Cap Growth Portfolio................. $  130,980,461 $   89,098,849
AST Money Market Portfolio................................... $  366,015,109 $  392,887,505
AST Small-Cap Growth Portfolio............................... $   71,883,391 $   45,358,753
AST PIMCO Total Return Bond Portfolio........................ $  380,249,594 $  465,877,744
AST International Value Portfolio............................ $   27,418,470 $   19,362,437
AST International Growth Portfolio........................... $   32,494,411 $   25,565,041
NVIT Developing Markets Fund................................. $      930,390 $    3,125,939
AST Investment Grade Bond Portfolio.......................... $2,681,175,427 $5,193,327,955
AST Western Asset Core Plus Bond Portfolio................... $  130,660,628 $  112,849,280
AST Bond Portfolio 2018...................................... $   55,480,328 $  116,985,732
AST Bond Portfolio 2019...................................... $   16,729,888 $   25,329,120
AST Global Real Estate Portfolio............................. $   35,766,122 $   28,001,918
AST Parametric Emerging Markets Equity Portfolio............. $   87,177,179 $   67,928,313
AST Goldman Sachs Small-Cap Value Portfolio.................. $   79,246,681 $   49,539,293
AST Schroders Global Tactical Portfolio...................... $  752,646,877 $  177,097,860
AST RCM World Trends Portfolio............................... $  672,073,632 $  255,652,508
AST J.P. Morgan Global Thematic Portfolio.................... $  442,005,425 $  160,571,288
AST Goldman Sachs Multi-Asset Portfolio...................... $  403,048,153 $  246,234,566
AST FI Pyramis(R) Asset Allocation Portfolio................. $  596,653,920 $  103,391,011
ProFund VP Consumer Services................................. $      354,585 $      125,871
ProFund VP Consumer Goods Portfolio.......................... $      206,276 $      323,962
ProFund VP Financials........................................ $      481,570 $      768,721
ProFund VP Health Care....................................... $    1,160,975 $    1,070,641
ProFund VP Industrials....................................... $      171,876 $      135,121
ProFund VP Mid-Cap Growth.................................... $      382,378 $      269,372
ProFund VP Mid-Cap Value..................................... $      620,178 $      704,733
ProFund VP Real Estate....................................... $      177,595 $      225,258
ProFund VP Small-Cap Growth.................................. $      877,310 $      348,919
ProFund VP Small-Cap Value................................... $      470,325 $      471,497
ProFund VP Telecommunications................................ $      125,035 $      195,543
ProFund VP Utilities......................................... $      160,559 $      340,384
ProFund VP Large-Cap Growth.................................. $      296,539 $      139,599
ProFund VP Large-Cap Value................................... $      717,379 $      556,112
AST Jennison Large-Cap Value Portfolio....................... $   22,974,122 $   19,122,206
AST Jennison Large-Cap Growth Portfolio...................... $   30,887,604 $   25,322,368
AST Bond Portfolio 2020...................................... $   52,632,114 $   21,706,065
AST Bond Portfolio 2017...................................... $   55,916,861 $  116,439,572
AST Bond Portfolio 2021...................................... $   50,879,841 $  152,399,050
Wells Fargo Advantage VT International Equity Fund - Class 1. $        2,041 $      117,990
Wells Fargo Advantage VT Omega Growth Fund - Class 1......... $       77,882 $      163,294
Wells Fargo Advantage VT Small Cap Growth Fund - Class 1..... $       15,222 $      140,408
Wells Fargo Advantage VT Small Cap Value Fund - Class 1...... $       32,338 $      328,546
AST Bond Portfolio 2022...................................... $   39,387,189 $   97,200,744
AST Quantitative Modeling Portfolio.......................... $  119,009,673 $    8,312,163
AST BlackRock Global Strategies Portfolio.................... $  337,393,241 $  132,151,652
Wells Fargo Advantage VT Opportunity Fund - Class 1.......... $       16,196 $      283,809
AST Prudential Core Bond Portfolio........................... $   72,293,491 $   49,495,357
AST Neuberger Berman Core Bond Portfolio..................... $   21,741,651 $   19,902,117
AST Bond Portfolio 2023...................................... $  394,645,463 $  215,122,776
AST Franklin Templeton Founding Funds Allocation Portfolio... $  478,206,558 $  265,638,000
AST New Discovery Asset Allocation Portfolio................. $  183,443,766 $   36,498,174
AST Western Asset Emerging Markets Debt Portfolio............ $    2,822,521 $    1,715,368
AST MFS Large-Cap Value Portfolio............................ $   15,808,818 $    2,970,991
AST Bond Portfolio 2024...................................... $  134,768,644 $   67,974,124
AST AQR Emerging Markets Equity Portfolio.................... $    1,562,935 $      401,206

                                      A62

                                                        PURCHASES      SALES
                                                       ------------ -----------
 AST ClearBridge Dividend Growth Portfolio............ $ 19,107,620 $ 2,520,323
 AST QMA Emerging Markets Equity Portfolio............ $    513,906 $    52,661
 AST Multi-Sector Fixed Income Portfolio.............. $695,717,351 $ 3,914,433
 AST BlackRock iShares ETF Portfolio.................. $ 91,759,503 $ 8,996,765
 AST Franklin Templeton Founding Funds Plus Portfolio. $339,565,883 $ 9,388,304
 AST Defensive Asset Allocation Portfolio............. $ 99,443,699 $20,760,160
 AST AQR Large-Cap Portfolio.......................... $  1,283,832 $   577,920
 AST QMA Large-Cap Portfolio.......................... $    130,024 $     2,763

NOTE 6: RELATED PARTY TRANSACTIONS

        The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

        PFI and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC ("PI") and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers' performance of such services with respect to each portfolio. The Investment Managers have entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of each portfolio. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the portfolios. However, service fees are paid to PIMS as distributor of the Class II shares of the portfolios. The Account invests only in Class I shares of The Prudential Series Fund, not Class II shares.

        The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors Inc. ("PAD"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the shares of each portfolio. Each portfolio of the Advanced Series Trust (except for AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Franklin Templeton Founding Funds Plus Portfolio, AST Preservation Asset Allocation Portfolio, and AST Quantitative Modeling Portfolio, and the assets of AST Academic Strategies Asset Allocation Portfolio that are invested in other portfolios of the Advanced Series Trust) pays a distribution and service fee to PAD of 0.10% of the average daily net assets of each portfolio.

        The Investment Managers have contractually agreed to reimburse certain portfolios of The Prudential Series Fund and the Advanced Series Trust the portion of the management fee for that portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.


                                      A63

        PI has voluntarily agreed to waive a portion of its management fee equal to an annual rate of 0.05% of the average daily net assets of the Prudential Stock Index Portfolio. In order to support the income yield, PI has also voluntarily agreed to limit the management fees of the Prudential Money Market Portfolio such that the 1-day annualized yield (excluding capital gain or loss) does not fall below 0.00%. The waiver is voluntary and may be modified or terminated by PI at any time without notice.

        PI has voluntarily agreed to reimburse expenses and/or waive its management fees so that the indirect fees and expenses the Academic Strategies Portfolio incurs from its investment in underlying funds does not exceed an annual rate of 0.685% of the Academic Strategies Portfolio average daily net assets.

        The Advanced Series Trust has voluntarily agreed to waive two-thirds of the incremental increase in the net management fee received by the Advanced Series Trust as a result of the underlying voluntary subadviser fee discount of the AST T. Rowe Price Large-Cap Growth Portfolio and AST QMA Large-Cap Portfolio. This expense limitation is voluntary and may be modified or terminated by the Advanced Series Trust at any time without notice.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                               AT YEAR ENDED                             FOR YEAR ENDED
                   --------------------------------------  ---------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ----------------
                                         PRUDENTIAL MONEY MARKET PORTFOLIO****
                   ------------------------------------------------------------------------------------
December 31, 2013  127,983 $0.96168 to  $10.02367 $150,930   0.00%    1.00%  to   2.10%  -2.05% to  -0.99%
December 31, 2012  149,308 $0.98047 to  $10.12341 $177,543   0.01%    1.00%  to   2.10%  -2.05% to  -0.98%
December 31, 2011  171,807 $0.99939 to  $10.22387 $207,800   0.02%    1.00%  to   2.10%  -2.03% to  -0.96%
December 31, 2010  198,480 $1.01802 to  $10.32322 $242,080   0.03%    1.00%  to   2.45%  -2.36% to  -0.96%
December 31, 2009  193,139 $1.03827 to  $10.51904 $228,214   0.44%    1.00%  to   2.10%  -1.91% to  -0.60%

                                         PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   81,007 $1.97826 to  $ 2.40199 $194,199   3.94%    1.35%  to   1.65%  -2.33% to  -2.05%
December 31, 2012   93,666 $2.02539 to  $ 2.45301 $229,314   4.39%    1.35%  to   1.65%   8.88% to   9.20%
December 31, 2011  102,710 $1.86014 to  $ 2.24741 $230,380   4.29%    1.35%  to   1.65%   5.78% to   6.08%
December 31, 2010  114,526 $1.75857 to  $ 2.11964 $242,277   4.20%    1.35%  to   1.65%   8.78% to   9.10%
December 31, 2009  127,376 $1.61669 to  $ 1.94392 $247,133   4.69%    1.35%  to   1.65%  18.56% to  18.91%

                                              PRUDENTIAL EQUITY PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013   79,925 $1.69020 to  $ 2.89713 $214,130   0.00%    1.35%  to   2.00%  30.92% to  31.75%
December 31, 2012   90,862 $1.28661 to  $ 2.19998 $184,958   0.60%    1.35%  to   2.00%  11.45% to  12.17%
December 31, 2011  103,849 $1.15047 to  $ 1.96226 $188,373   0.68%    1.35%  to   2.00%  -5.36% to  -4.75%
December 31, 2010  120,853 $1.21137 to  $ 2.06117 $229,570   0.79%    1.35%  to   2.00%   9.71% to  10.41%
December 31, 2009  137,058 $1.10036 to  $ 1.86775 $236,025   1.60%    1.35%  to   2.00%  35.47% to  36.32%

                                      A64

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013    5,642 $2.53115 to  $ 2.53115 $ 14,280   0.00%    1.40%  to   1.40%   18.48% to   18.48%
December 31, 2012    6,313 $2.13628 to  $ 2.13628 $ 13,487   1.92%    1.40%  to   1.40%   11.80% to   11.80%
December 31, 2011    7,096 $1.91077 to  $ 1.91077 $ 13,559   1.97%    1.40%  to   1.40%    2.90% to    2.90%
December 31, 2010    7,982 $1.85698 to  $ 1.85698 $ 14,822   2.24%    1.40%  to   1.40%   10.48% to   10.48%
December 31, 2009    9,162 $1.68077 to  $ 1.68077 $ 15,399   3.51%    1.40%  to   1.40%   18.30% to   18.30%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013    8,177 $2.40130 to  $ 2.40130 $ 19,636   0.00%    1.40%  to   1.40%   14.55% to   14.55%
December 31, 2012    9,349 $2.09636 to  $ 2.09636 $ 19,598   2.09%    1.40%  to   1.40%    9.69% to    9.69%
December 31, 2011   10,584 $1.91117 to  $ 1.91117 $ 20,228   2.28%    1.40%  to   1.40%    3.16% to    3.16%
December 31, 2010   12,140 $1.85264 to  $ 1.85264 $ 22,491   2.45%    1.40%  to   1.40%   10.20% to   10.20%
December 31, 2009   14,098 $1.68120 to  $ 1.68120 $ 23,701   3.77%    1.40%  to   1.40%   18.36% to   18.36%

                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  116,026 $1.86670 to  $ 3.72763 $316,368   0.00%    1.35%  to   2.00%   30.49% to   31.32%
December 31, 2012  133,540 $1.42920 to  $ 2.83999 $276,927   0.98%    1.35%  to   2.00%   12.37% to   13.09%
December 31, 2011  154,555 $1.27064 to  $ 2.51241 $283,061   1.02%    1.35%  to   2.00%   -7.43% to   -6.83%
December 31, 2010  180,228 $1.37128 to  $ 2.69800 $353,298   0.99%    1.35%  to   2.00%   11.63% to   12.34%
December 31, 2009  112,546 $1.22726 to  $10.34659 $228,866   2.07%    1.35%  to   2.00%   38.67% to   40.04%

                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   47,473 $2.06706 to  $14.41969 $201,311   6.32%    1.35%  to   2.00%    5.15% to    5.81%
December 31, 2012   53,646 $1.95903 to  $13.63244 $215,814   6.92%    1.35%  to   2.00%   12.18% to   12.90%
December 31, 2011   59,815 $1.74036 to  $12.08103 $219,331   7.45%    1.35%  to   2.50%    2.54% to    3.69%
December 31, 2010   67,908 $1.68340 to  $11.65524 $244,422   8.32%    1.35%  to   2.60%   11.16% to   12.53%
December 31, 2009   77,867 $1.50037 to  $10.36252 $250,477   5.55%    1.35%  to   2.00%    3.33% to   45.21%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013    1,009 $7.77806 to  $ 7.77806 $  7,850   0.00%    1.40%  to   1.40%    8.70% to    8.70%
December 31, 2012    1,128 $7.15524 to  $ 7.15524 $  8,075   0.47%    1.40%  to   1.40%   -3.82% to   -3.82%
December 31, 2011    1,345 $7.43963 to  $ 7.43963 $ 10,005   0.19%    1.40%  to   1.40%  -20.15% to  -20.15%
December 31, 2010    1,685 $9.31742 to  $ 9.31742 $ 15,700   0.43%    1.40%  to   1.40%   26.22% to   26.22%
December 31, 2009    1,900 $7.38206 to  $ 7.38206 $ 14,027   0.72%    1.40%  to   1.40%   74.66% to   74.66%

                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  130,864 $1.27465 to  $ 2.92538 $316,543   0.00%    1.35%  to   2.00%   29.31% to   30.14%
December 31, 2012  148,556 $0.98286 to  $ 2.24908 $276,210   1.71%    1.35%  to   2.00%   13.40% to   14.14%
December 31, 2011  169,900 $0.86409 to  $ 1.97156 $276,321   1.62%    1.35%  to   2.00%   -0.05% to    0.60%
December 31, 2010  197,334 $0.86195 to  $ 1.96089 $318,094   1.77%    1.35%  to   2.00%   12.34% to   13.06%
December 31, 2009  224,226 $0.76501 to  $ 1.73514 $319,014   2.82%    1.35%  to   2.00%   23.61% to   24.41%

                                               PRUDENTIAL GLOBAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   30,874 $1.15067 to  $ 2.51978 $ 67,256   0.00%    1.35%  to   2.00%   24.79% to   25.59%
December 31, 2012   34,277 $0.91935 to  $ 2.00744 $ 59,622   1.61%    1.35%  to   2.00%   15.21% to   15.95%
December 31, 2011   39,339 $0.79560 to  $ 1.73216 $ 59,072   1.57%    1.35%  to   2.00%   -8.80% to   -8.21%
December 31, 2010   45,509 $0.86969 to  $ 1.88807 $ 74,473   1.58%    1.35%  to   2.00%   10.53% to   11.24%
December 31, 2009   51,131 $0.78450 to  $ 1.69810 $ 74,998   2.91%    1.35%  to   2.00%   28.83% to   29.64%

                                              PRUDENTIAL JENNISON PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  120,569 $1.10982 to  $ 3.24547 $317,172   0.00%    1.35%  to   2.00%   34.96% to   35.83%
December 31, 2012  136,588 $0.81992 to  $ 2.39067 $264,878   0.16%    1.35%  to   2.00%   13.89% to   14.63%
December 31, 2011  156,398 $0.71775 to  $ 2.08665 $263,805   0.30%    1.35%  to   2.00%   -1.67% to   -1.03%
December 31, 2010  182,468 $0.72779 to  $ 2.10942 $309,345   0.44%    1.35%  to   2.00%    9.76% to   10.46%
December 31, 2009  193,983 $0.66114 to  $ 1.91072 $302,738   0.68%    1.35%  to   2.00%   40.23% to   41.12%

                                     PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   15,356 $3.33520 to  $ 5.06760 $ 67,442   0.00%    1.35%  to   1.65%   38.67% to   39.08%
December 31, 2012   16,924 $2.40521 to  $ 3.64564 $ 53,499   0.61%    1.35%  to   1.65%   14.14% to   14.48%
December 31, 2011   19,186 $2.10724 to  $ 3.18624 $ 53,031   0.81%    1.35%  to   1.65%   -1.07% to   -0.78%
December 31, 2010   22,234 $2.13000 to  $ 3.21282 $ 62,028   0.82%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   24,533 $1.71932 to  $ 2.58701 $ 55,161   1.86%    1.35%  to   1.65%   23.16% to   23.51%

                                       T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   13,481 $1.21548 to  $ 1.66761 $ 22,371   0.85%    1.35%  to   1.65%   12.20% to   12.54%
December 31, 2012   14,599 $1.08327 to  $ 1.48263 $ 21,529   1.22%    1.35%  to   1.65%   16.51% to   16.86%
December 31, 2011   16,365 $0.92976 to  $ 1.26936 $ 20,660   1.48%    1.35%  to   1.65%  -14.25% to  -14.00%
December 31, 2010   18,469 $1.08424 to  $ 1.47671 $ 27,104   0.93%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   19,690 $0.96293 to  $ 1.30828 $ 25,610   2.73%    1.35%  to   1.65%   49.91% to   50.37%

                                      A65

                              AT YEAR ENDED                             FOR YEAR ENDED
                   ------------------------------------  -----------------------------------------------
                                                  NET    INVESTMENT
                   UNITS       UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)  LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ --------------------  -------- ---------- -----------------  ------------------
                                         T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013  25,950 $1.97830 to  $3.08233 $ 79,490   1.54%    1.35%  to   1.65%   27.62% to   27.99%
December 31, 2012  28,067 $1.55020 to  $2.40943 $ 67,182   2.14%    1.35%  to   1.65%   15.24% to   15.58%
December 31, 2011  31,233 $1.34518 to  $2.08566 $ 64,734   1.73%    1.35%  to   1.65%   -2.32% to   -2.03%
December 31, 2010  34,755 $1.37716 to  $2.13003 $ 73,513   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009  38,561 $1.21705 to  $1.87780 $ 71,894   2.00%    1.35%  to   1.65%   23.56% to   23.93%

                                             INVESCO V.I. CORE EQUITY FUND
                   ------------------------------------------------------------------------------------
December 31, 2013  38,677 $1.33567 to  $2.55624 $ 97,180   1.38%    1.35%  to   1.65%   27.15% to   27.53%
December 31, 2012  43,198 $1.05048 to  $2.00552 $ 85,180   0.96%    1.35%  to   1.65%   12.02% to   12.36%
December 31, 2011  49,252 $0.93773 to  $1.78573 $ 86,494   0.94%    1.35%  to   1.65%   -1.68% to   -1.40%
December 31, 2010  56,457 $0.95379 to  $1.81190 $100,796   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009  64,231 $0.88500 to  $1.67706 $106,158   1.83%    1.35%  to   1.65%   26.20% to   26.61%

                                  JANUS ASPEN JANUS PORTFOLIO -- INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2013  28,310 $1.09299 to  $2.28537 $ 63,509   0.78%    1.35%  to   1.65%   28.22% to   28.60%
December 31, 2012  31,863 $0.85244 to  $1.77801 $ 55,620   0.55%    1.35%  to   1.65%   16.66% to   17.01%
December 31, 2011  35,341 $0.73068 to  $1.52032 $ 52,765   0.58%    1.35%  to   1.65%   -6.83% to   -6.57%
December 31, 2010  40,445 $0.78421 to  $1.62786 $ 64,687   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009  45,286 $0.69604 to  $1.44140 $ 64,093   0.53%    1.35%  to   1.65%   34.14% to   34.54%

                                JANUS ASPEN OVERSEAS PORTFOLIO -- INSTITUTIONAL SHARES
                   ------------------------------------------------------------------------------------
December 31, 2013  25,331 $2.12113 to  $3.84746 $ 96,032   3.13%    1.35%  to   1.65%   12.70% to   13.04%
December 31, 2012  28,534 $1.88205 to  $3.40535 $ 95,790   0.69%    1.35%  to   1.65%   11.62% to   11.96%
December 31, 2011  32,274 $1.68615 to  $3.04341 $ 96,776   0.47%    1.35%  to   1.65%  -33.27% to  -33.07%
December 31, 2010  37,127 $2.52677 to  $4.54962 $166,661   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009  42,555 $2.04970 to  $3.68158 $154,549   0.56%    1.35%  to   1.65%   76.64% to   77.17%

                                        MFS(R) RESEARCH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2013   8,883 $1.50408 to  $2.45201 $ 21,700   0.33%    1.35%  to   1.65%   30.13% to   30.52%
December 31, 2012   9,422 $1.15583 to  $1.87950 $ 17,640   0.80%    1.35%  to   1.65%   15.36% to   15.72%
December 31, 2011  10,468 $1.00196 to  $1.62522 $ 16,928   0.85%    1.35%  to   1.65%   -2.07% to   -1.78%
December 31, 2010  11,770 $1.02309 to  $1.65543 $ 19,367   0.94%    1.35%  to   1.65%   14.02% to   14.36%
December 31, 2009  13,511 $0.89726 to  $1.44843 $ 19,464   1.49%    1.35%  to   1.65%   28.43% to   28.80%

                                         MFS(R) GROWTH SERIES -- INITIAL CLASS
                   ------------------------------------------------------------------------------------
December 31, 2013  25,118 $1.37938 to  $2.58719 $ 64,475   0.23%    1.35%  to   1.65%   34.63% to   35.03%
December 31, 2012  27,447 $1.02455 to  $1.91698 $ 52,206   0.00%    1.35%  to   1.65%   15.47% to   15.81%
December 31, 2011  30,886 $0.88728 to  $1.65595 $ 50,595   0.19%    1.35%  to   1.65%   -1.95% to   -1.65%
December 31, 2010  35,471 $0.90488 to  $1.68460 $ 59,323   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009  40,132 $0.79756 to  $1.48114 $ 59,016   0.32%    1.35%  to   1.65%   35.43% to   35.83%

                                                     VP VALUE FUND
                   ------------------------------------------------------------------------------------
December 31, 2013  10,636 $2.38831 to  $2.90895 $ 30,803   1.65%    1.35%  to   1.65%   29.59% to   29.97%
December 31, 2012  10,985 $1.84301 to  $2.23925 $ 24,485   1.91%    1.35%  to   1.65%   12.71% to   13.05%
December 31, 2011  12,509 $1.63512 to  $1.98177 $ 24,681   2.03%    1.35%  to   1.65%   -0.62% to   -0.33%
December 31, 2010  13,742 $1.64535 to  $1.98934 $ 27,219   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009  15,043 $1.47454 to  $1.77852 $ 26,635   5.79%    1.35%  to   1.65%   17.92% to   18.27%

                            FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND -- CLASS 2
                   ------------------------------------------------------------------------------------
December 31, 2013  11,731 $1.51967 to  $2.64465 $ 30,317   0.00%    1.35%  to   1.65%   35.92% to   36.31%
December 31, 2012  13,253 $1.11808 to  $1.94109 $ 25,079   0.00%    1.35%  to   1.65%    9.04% to    9.37%
December 31, 2011  14,860 $1.02535 to  $1.77574 $ 25,731   0.00%    1.35%  to   1.65%   -6.37% to   -6.09%
December 31, 2010  16,566 $1.09508 to  $1.89197 $ 30,563   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009  17,918 $0.87224 to  $1.50320 $ 26,268   0.00%    1.35%  to   1.65%   41.25% to   41.68%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013  22,694 $2.17940 to  $2.32560 $ 52,712   0.00%    1.35%  to   1.65%   27.77% to   28.15%
December 31, 2012  25,911 $1.70567 to  $1.81563 $ 46,983   0.00%    1.35%  to   1.65%    9.23% to    9.55%
December 31, 2011  29,076 $1.56151 to  $1.65810 $ 48,160   0.08%    1.35%  to   1.65%   -5.72% to   -5.44%
December 31, 2010  32,078 $1.65622 to  $1.75443 $ 56,225   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009  35,692 $1.56131 to  $1.64969 $ 58,835   0.48%    1.35%  to   1.65%   55.28% to   55.73%

                                                 DAVIS VALUE PORTFOLIO
                   ------------------------------------------------------------------------------------
December 31, 2013  20,232 $1.47145 to  $1.53200 $ 30,760   0.84%    1.35%  to   1.65%   31.26% to   31.65%
December 31, 2012  23,262 $1.12101 to  $1.16370 $ 26,878   1.57%    1.35%  to   1.65%   11.23% to   11.57%
December 31, 2011  27,280 $1.00779 to  $1.04304 $ 28,266   0.81%    1.35%  to   1.65%   -5.73% to   -5.45%
December 31, 2010  31,083 $1.06904 to  $1.10314 $ 34,079   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009  34,701 $0.96368 to  $0.99157 $ 34,218   0.88%    1.35%  to   1.65%   29.03% to   29.41%

                                      A66

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                              INVESTMENT
                   UNITS         UNIT VALUE        NET ASSETS   INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                    ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO CLASS B
                   -----------------------------------------------------------------------------------------
December 31, 2013    7,839 $ 0.88970 to  $ 0.92729 $    7,205   0.00%    1.35%  to   1.65%   34.78% to   35.18%
December 31, 2012    7,753 $ 0.66012 to  $ 0.68598 $    5,274   0.03%    1.35%  to   1.65%   14.23% to   14.58%
December 31, 2011    7,628 $ 0.57787 to  $ 0.59869 $    4,532   0.09%    1.35%  to   1.65%   -4.83% to   -4.56%
December 31, 2010    8,341 $ 0.60717 to  $ 0.62731 $    5,196   0.28%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009    9,659 $ 0.56193 to  $ 0.57885 $    5,555   0.00%    1.35%  to   1.65%   34.88% to   35.31%

                                          PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   45,199 $ 2.08949 to  $ 2.78722 $  116,216   0.00%    1.35%  to   2.00%   34.76% to   35.61%
December 31, 2012   52,822 $ 1.54910 to  $ 2.05619 $  100,418   0.45%    1.35%  to   2.00%   13.78% to   14.51%
December 31, 2011   62,060 $ 1.36006 to  $ 1.79660 $  103,381   0.68%    1.35%  to   2.00%   -4.67% to   -4.06%
December 31, 2010   72,892 $ 1.42540 to  $ 1.87355 $  127,033   0.65%    1.35%  to   2.00%   23.80% to   24.59%
December 31, 2009   84,747 $ 1.15021 to  $ 1.50448 $  119,017   1.52%    1.35%  to   2.00%   28.23% to   29.05%

                                       JANUS ASPEN JANUS PORTFOLIO -- SERVICE SHARES
                   -----------------------------------------------------------------------------------------
December 31, 2013    8,225 $ 0.90515 to  $ 2.03533 $   12,065   0.66%    1.40%  to   2.00%   27.44% to   28.20%
December 31, 2012    9,526 $ 0.70809 to  $ 1.58757 $   10,868   0.43%    1.40%  to   2.00%   15.96% to   16.65%
December 31, 2011   11,019 $ 0.60888 to  $ 1.36100 $   10,839   0.43%    1.40%  to   2.00%   -7.39% to   -6.84%
December 31, 2010   13,323 $ 0.65560 to  $ 1.46090 $   13,998   0.36%    1.40%  to   2.00%   12.02% to   12.68%
December 31, 2009   16,117 $ 0.58350 to  $ 1.29652 $   14,998   0.39%    1.40%  to   2.00%   33.34% to   34.14%

                                  PRUDENTIAL SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   51,864 $ 1.62968 to  $ 3.63925 $  137,598   0.00%    1.35%  to   2.00%   25.95% to   26.76%
December 31, 2012   59,367 $ 1.29003 to  $ 2.87251 $  124,761   0.41%    1.35%  to   2.00%   14.58% to   15.32%
December 31, 2011   69,627 $ 1.12252 to  $ 2.49218 $  128,003   0.59%    1.35%  to   2.00%    0.22% to    0.86%
December 31, 2010   84,602 $ 1.11678 to  $ 2.47225 $  155,289   0.41%    1.35%  to   2.00%   18.08% to   18.82%
December 31, 2009   63,068 $ 0.94298 to  $ 2.08159 $   96,283   0.74%    1.35%  to   2.00%   39.10% to   40.00%

                                        PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   26,352 $ 0.89246 to  $ 2.22017 $   43,541   0.00%    1.35%  to   2.00%   16.54% to   17.29%
December 31, 2012   30,107 $ 0.76353 to  $ 1.89389 $   42,782   0.64%    1.35%  to   2.00%   19.99% to   20.77%
December 31, 2011   35,232 $ 0.63438 to  $ 1.56912 $   41,592   1.32%    1.35%  to   2.00%  -16.58% to  -16.04%
December 31, 2010   41,904 $ 0.75821 to  $ 1.86993 $   58,478   1.53%    1.35%  to   2.00%   11.78% to   12.49%
December 31, 2009   48,242 $ 0.67634 to  $ 1.66303 $   59,612   2.20%    1.35%  to   2.00%   34.47% to   35.33%

                                        PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   22,680 $ 1.25263 to  $ 2.18500 $   41,163   0.00%    1.40%  to   2.00%   17.73% to   18.43%
December 31, 2012   25,837 $ 1.06080 to  $ 1.84942 $   39,628   2.67%    1.40%  to   2.00%   14.62% to   15.31%
December 31, 2011   29,946 $ 0.92278 to  $ 1.60798 $   39,901   2.49%    1.40%  to   2.00%  -14.80% to  -14.29%
December 31, 2010   35,175 $ 1.07986 to  $ 1.88082 $   54,613   2.19%    1.40%  to   2.00%    8.64% to    9.28%
December 31, 2009   41,016 $ 0.99108 to  $ 1.72527 $   57,944   3.14%    1.40%  to   2.00%   29.75% to   30.52%

                                        AST GOLDMAN SACHS LARGE-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   15,311 $11.42443 to  $19.27594 $  221,801   0.00%    0.55%  to   3.25%   25.90% to   32.81%
December 31, 2012   13,355 $ 8.63614 to  $14.71569 $  146,463   1.04%    0.55%  to   3.25%   15.77% to   19.01%
December 31, 2011    9,455 $ 7.28539 to  $12.53734 $   86,332   1.05%    0.55%  to   3.25%  -15.50% to   -6.04%
December 31, 2010    6,153 $ 7.59413 to  $13.52811 $   60,572   1.29%    0.55%  to   3.25%    6.61% to   11.82%
December 31, 2009    2,660 $ 6.96102 to  $12.21751 $   21,591   3.03%    0.95%  to   2.95%   16.39% to   20.67%

                                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  209,605 $11.05013 to  $15.76382 $2,636,512   0.00%    0.55%  to   3.25%   10.68% to   13.77%
December 31, 2012  199,002 $ 9.92265 to  $14.04822 $2,231,745   1.93%    0.55%  to   3.25%    7.52% to   10.53%
December 31, 2011  141,598 $ 9.34142 to  $12.88722 $1,453,229   1.58%    0.55%  to   3.25%   -6.51% to   -3.91%
December 31, 2010  107,550 $ 9.72815 to  $13.59785 $1,162,964   0.55%    0.55%  to   3.25%    6.71% to   10.76%
December 31, 2009   22,057 $ 9.00260 to  $12.39836 $  217,747   0.99%    0.95%  to   2.95%   22.19% to   26.21%

                                            AST COHEN & STEERS REALTY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   13,244 $ 9.68396 to  $21.94358 $  186,235   0.00%    0.55%  to   3.25%   -1.36% to    2.57%
December 31, 2012   12,446 $10.07765 to  $21.69183 $  173,092   1.29%    0.55%  to   3.25%   11.59% to   14.71%
December 31, 2011    7,109 $ 8.82419 to  $19.17281 $   87,243   0.74%    0.55%  to   3.25%   -6.17% to    6.00%
December 31, 2010    5,413 $ 8.36127 to  $18.33755 $   62,985   1.27%    0.55%  to   3.25%   17.09% to   27.48%
December 31, 2009    1,873 $ 6.56219 to  $14.52687 $   17,283   2.75%    0.95%  to   2.95%   28.83% to   51.09%

                                     AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  131,617 $10.76626 to  $14.34386 $1,639,217   0.00%    0.55%  to   3.25%    7.42% to   10.42%
December 31, 2012  118,657 $10.48017 to  $13.12718 $1,364,558   1.44%    0.55%  to   3.25%    7.11% to   10.11%
December 31, 2011   76,239 $ 9.75906 to  $12.08786 $  808,699   0.90%    0.55%  to   3.25%   -3.02% to   -0.32%
December 31, 2010   56,172 $ 9.90157 to  $12.29454 $  609,347   0.37%    0.55%  to   3.25%    4.24% to    7.11%
December 31, 2009   26,845 $ 9.38319 to  $11.67943 $  282,556   0.82%    0.95%  to   2.95%   15.12% to   20.87%

                                      A67

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                          AST HERNDON LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  10,554 $11.69942 to  $20.19327 $156,741   0.00%    0.55%  to   3.25%   25.84% to   33.89%
December 31, 2012  10,223 $ 8.77264 to  $15.29152 $115,122   1.05%    0.55%  to   3.25%    9.71% to   12.78%
December 31, 2011   5,454 $ 7.80945 to  $13.74775 $ 54,139   0.80%    0.55%  to   3.25%  -10.70% to   -1.04%
December 31, 2010   2,189 $ 7.92255 to  $14.08474 $ 21,392   1.38%    0.55%  to   3.25%    5.71% to   11.38%
December 31, 2009   1,483 $ 7.11289 to  $12.77034 $ 12,662   0.86%    0.95%  to   2.95%   15.49% to   26.46%

                                                AST HIGH YIELD PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  16,564 $10.42183 to  $16.57675 $216,591   0.00%    0.55%  to   3.25%    3.70% to    6.59%
December 31, 2012  17,069 $11.01858 to  $15.76773 $211,916   5.75%    0.55%  to   3.25%   10.17% to   13.25%
December 31, 2011   9,602 $ 9.75907 to  $14.11698 $107,095   6.86%    0.55%  to   3.25%   -2.53% to    2.61%
December 31, 2010   6,243 $10.64904 to  $13.94919 $ 69,557   3.61%    0.55%  to   3.25%    6.67% to   12.43%
December 31, 2009   1,858 $ 9.86035 to  $12.52966 $ 19,507   3.94%    0.95%  to   2.90%   24.31% to   34.28%

                                        AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  10,131 $12.91409 to  $23.42720 $165,527   0.00%    0.55%  to   3.25%   33.40% to   40.04%
December 31, 2012   9,818 $ 9.51449 to  $16.96161 $116,290   0.00%    0.55%  to   3.25%   16.17% to   19.41%
December 31, 2011   5,925 $ 7.99180 to  $14.40189 $ 59,777   0.45%    0.55%  to   3.25%  -19.59% to  -13.59%
December 31, 2010   3,503 $ 9.80048 to  $16.89809 $ 40,832   0.04%    0.55%  to   3.25%   20.64% to   31.30%
December 31, 2009   1,490 $ 7.46424 to  $12.99734 $ 12,797   0.20%    0.95%  to   2.55%   29.38% to   31.41%

                                               AST MID-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   6,399 $12.06993 to  $22.94256 $104,911   0.00%    0.55%  to   3.25%   23.34% to   31.69%
December 31, 2012   5,850 $10.19368 to  $17.66406 $ 73,924   0.44%    0.55%  to   3.25%   14.56% to   17.76%
December 31, 2011   3,655 $ 8.68256 to  $15.20886 $ 39,679   0.70%    0.55%  to   3.25%  -12.84% to   -3.98%
December 31, 2010   2,712 $ 9.84588 to  $16.05923 $ 30,901   0.46%    0.55%  to   3.25%   13.94% to   22.45%
December 31, 2009     919 $ 8.24232 to  $13.24524 $  8,484   1.75%    0.95%  to   2.95%   31.78% to   37.58%

                                              AST SMALL-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013   7,038 $12.47438 to  $23.06551 $116,350   0.00%    0.55%  to   3.25%   27.51% to   36.64%
December 31, 2012   6,003 $10.03524 to  $17.11423 $ 73,641   0.41%    0.55%  to   3.25%   14.31% to   17.51%
December 31, 2011   4,291 $ 8.56576 to  $14.76666 $ 45,405   0.60%    0.55%  to   3.25%  -13.58% to   -6.49%
December 31, 2010   3,661 $10.21456 to  $16.01106 $ 41,903   0.41%    0.55%  to   3.25%   13.88% to   24.81%
December 31, 2009   1,917 $ 8.19364 to  $12.95541 $ 17,742   1.67%    0.95%  to   2.95%   24.02% to   29.87%

                                     AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  10,275 $12.10233 to  $19.58170 $158,294   0.00%    0.55%  to   3.25%   22.97% to   29.03%
December 31, 2012   9,486 $10.63210 to  $15.38733 $114,812   0.22%    0.55%  to   3.25%   15.87% to   19.11%
December 31, 2011   5,661 $ 8.95362 to  $13.09897 $ 58,548   0.16%    0.55%  to   3.25%  -10.43% to   -4.48%
December 31, 2010   5,727 $ 9.78196 to  $13.90429 $ 63,050   0.07%    0.55%  to   3.25%    6.48% to    9.25%
December 31, 2009   3,085 $ 8.95378 to  $12.85313 $ 32,211   0.00%    0.95%  to   2.95%   27.10% to   47.99%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  15,464 $12.28300 to  $22.97023 $261,949   0.00%    0.55%  to   3.25%   25.09% to   31.46%
December 31, 2012  13,956 $10.46013 to  $17.71525 $182,448   0.00%    0.55%  to   3.25%   15.72% to   18.96%
December 31, 2011   8,276 $ 8.81982 to  $15.09953 $ 93,020   0.00%    0.55%  to   3.25%  -11.35% to   -3.51%
December 31, 2010   7,400 $10.81269 to  $15.86600 $ 88,581   0.00%    0.55%  to   3.25%   12.74% to   18.70%
December 31, 2009   2,818 $ 9.33692 to  $13.49906 $ 30,759   0.00%    0.95%  to   2.95%   33.32% to   55.61%

                                              AST LARGE-CAP VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  25,383 $11.16325 to  $20.91410 $365,289   0.00%    0.55%  to   3.25%   31.12% to   39.09%
December 31, 2012  22,984 $ 8.05750 to  $15.24503 $236,678   3.18%    0.55%  to   3.25%   13.08% to   16.24%
December 31, 2011  12,016 $ 6.95898 to  $13.29726 $105,206   1.21%    0.55%  to   3.25%  -10.31% to   -4.71%
December 31, 2010   8,210 $ 7.33176 to  $14.14819 $ 73,771   0.98%    0.95%  to   3.25%    5.18% to   12.09%
December 31, 2009   7,331 $ 6.54070 to  $12.74667 $ 56,990   2.87%    0.95%  to   2.95%   16.63% to   26.67%

                                       AST LORD ABBETT CORE FIXED INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2013  46,780 $ 9.71214 to  $14.52525 $533,925   0.00%    0.55%  to   3.25%   -5.19% to   -2.54%
December 31, 2012  43,060 $10.94845 to  $15.11073 $513,536   1.11%    0.55%  to   3.25%    2.48% to    5.35%
December 31, 2011  20,912 $10.42419 to  $14.54337 $245,855   1.20%    0.55%  to   3.25%    4.25% to    9.56%
December 31, 2010   4,379 $10.70748 to  $13.45763 $ 50,715   5.46%    0.55%  to   3.25%    7.21% to   12.35%
December 31, 2009   1,958 $10.22891 to  $12.09710 $ 21,733   7.38%    0.95%  to   2.90%   19.82% to   33.34%

                                      A68

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                        AST LOOMIS SAYLES LARGE-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   16,363 $12.76835 to  $21.44225 $  255,014   0.00%    0.55%  to   3.25%   30.12% to   35.86%
December 31, 2012   16,939 $ 9.89077 to  $16.00178 $  195,765   0.38%    0.55%  to   3.25%    8.61% to   11.65%
December 31, 2011   11,182 $ 8.89389 to  $14.53184 $  117,841   0.30%    0.55%  to   3.25%   -8.96% to   -1.46%
December 31, 2010    9,228 $ 9.06112 to  $14.95140 $   99,289   0.61%    0.55%  to   3.25%   11.96% to   18.63%
December 31, 2009    5,649 $ 7.63844 to  $12.72864 $   50,094   0.84%    0.95%  to   2.95%   26.37% to   28.54%

                                                  AST MFS GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013    7,176 $12.75859 to  $20.20752 $  113,750   0.00%    0.55%  to   3.25%   29.91% to   35.95%
December 31, 2012    6,309 $10.55752 to  $15.06982 $   74,107   0.00%    0.55%  to   3.25%   13.27% to   16.44%
December 31, 2011    3,218 $ 9.10275 to  $13.12223 $   33,301   0.36%    0.55%  to   3.25%   -7.50% to   -1.14%
December 31, 2010    2,603 $ 9.24407 to  $13.45761 $   27,605   0.10%    0.55%  to   3.25%    7.59% to   11.72%
December 31, 2009      986 $ 8.27409 to  $12.16473 $    9,338   0.16%    0.95%  to   2.95%   20.52% to   23.13%

                                       AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   16,795 $12.35736 to  $22.34107 $  273,974   0.00%    0.55%  to   3.25%   25.73% to   31.88%
December 31, 2012   15,458 $10.25722 to  $17.17555 $  192,774   0.00%    0.55%  to   3.25%    8.72% to   11.77%
December 31, 2011    8,614 $ 9.20532 to  $15.58152 $  100,645   0.00%    0.55%  to   3.25%   -7.23% to    1.13%
December 31, 2010    5,335 $ 9.35229 to  $15.62143 $   64,482   0.00%    0.55%  to   3.25%   18.48% to   27.47%
December 31, 2009    2,096 $ 7.52062 to  $12.37664 $   20,645   0.00%    0.95%  to   2.95%   23.25% to   28.57%

                                     AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   15,234 $12.86338 to  $25.44872 $  259,477   0.00%    0.55%  to   3.25%   31.13% to   41.23%
December 31, 2012   11,618 $10.11103 to  $18.27003 $  142,067   0.94%    0.55%  to   3.25%   13.32% to   16.48%
December 31, 2011    8,187 $ 8.70651 to  $15.90297 $   86,810   0.99%    0.55%  to   3.25%  -12.72% to   -3.02%
December 31, 2010    7,174 $ 9.62757 to  $16.62562 $   78,392   1.02%    0.55%  to   3.25%   11.27% to   22.27%
December 31, 2009    3,024 $ 7.99019 to  $13.73161 $   26,629   1.77%    0.95%  to   2.90%   34.71% to   39.32%

                                         AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   17,793 $ 9.45965 to  $12.20183 $  185,800   0.00%    0.55%  to   3.25%   -5.35% to   -2.71%
December 31, 2012   20,118 $ 9.99469 to  $12.61643 $  218,837   1.17%    0.55%  to   3.25%    1.29% to    4.12%
December 31, 2011   15,357 $ 9.86766 to  $12.18917 $  164,143   0.86%    0.55%  to   3.25%   -1.07% to    1.68%
December 31, 2010    9,358 $ 9.97411 to  $12.07057 $  102,959   2.31%    0.55%  to   3.25%   -0.33% to    2.92%
December 31, 2009    4,168 $10.42590 to  $11.78015 $   48,312   5.30%    0.95%  to   2.95%    4.36% to    9.19%

                                         AST T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   21,981 $10.76256 to  $20.25283 $  306,640   0.00%    0.55%  to   3.25%   22.05% to   28.97%
December 31, 2012   19,042 $ 8.48182 to  $15.92130 $  206,693   0.18%    0.55%  to   3.25%   13.43% to   16.61%
December 31, 2011    5,793 $ 7.30270 to  $13.84402 $   53,933   1.15%    0.55%  to   3.25%  -10.17% to   -2.18%
December 31, 2010    4,615 $ 7.31183 to  $14.34884 $   43,678   1.20%    0.95%  to   3.25%    4.43% to   12.18%
December 31, 2009    2,161 $ 6.68122 to  $12.91774 $   16,542   3.44%    0.95%  to   2.95%   20.89% to   27.90%

                                             AST QMA US EQUITY ALPHA PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013    6,347 $12.26676 to  $22.22337 $  103,102   0.00%    0.55%  to   2.95%   24.92% to   31.70%
December 31, 2012    5,427 $ 9.53931 to  $17.10866 $   67,692   0.71%    0.55%  to   2.95%   15.39% to   18.15%
December 31, 2011    2,688 $ 8.14600 to  $14.68191 $   27,992   0.73%    0.55%  to   2.95%    0.50% to    2.89%
December 31, 2010    1,934 $ 7.98785 to  $14.46757 $   19,154   0.58%    0.55%  to   2.95%    8.14% to   13.97%
December 31, 2009      983 $ 7.12555 to  $12.82018 $    7,830   1.73%    0.95%  to   2.95%   18.97% to   27.22%

                                       AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   29,034 $ 9.02327 to  $15.67993 $  333,568   0.00%    0.55%  to   3.25%   11.63% to   14.75%
December 31, 2012   30,858 $ 7.88745 to  $13.79902 $  313,815   0.41%    0.55%  to   3.25%    0.24% to    3.05%
December 31, 2011   21,581 $ 7.67745 to  $13.57744 $  220,749   0.61%    0.55%  to   3.25%  -22.38% to  -15.39%
December 31, 2010   18,820 $ 9.78665 to  $16.26883 $  237,118   0.41%    0.55%  to   3.25%   15.18% to   19.32%
December 31, 2009    9,564 $ 8.23044 to  $13.76951 $  111,200   1.38%    0.95%  to   2.95%   32.80% to   47.95%

                                        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  535,636 $11.16935 to  $16.97618 $7,295,774   0.00%    0.55%  to   3.25%   12.85% to   16.19%
December 31, 2012  427,079 $10.69535 to  $14.81356 $5,131,917   1.21%    0.55%  to   3.25%    9.80% to   12.87%
December 31, 2011  229,101 $ 9.50439 to  $13.30691 $2,473,645   1.10%    0.55%  to   3.25%   -4.90% to    1.42%
December 31, 2010  146,126 $ 9.85367 to  $13.30202 $1,581,659   0.78%    0.55%  to   3.25%    5.89% to   10.49%
December 31, 2009   42,023 $ 9.03658 to  $12.15888 $  421,914   2.06%    0.95%  to   2.95%   20.34% to   22.97%

                                      A69

                                 AT YEAR ENDED                              FOR YEAR ENDED
                   -----------------------------------------  ----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  -----------------
                                              AST MFS GLOBAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013   20,596 $11.84660 to  $21.11684 $  320,306   0.00%    0.55%  to   3.25%   20.29% to  26.93%
December 31, 2012   15,072 $10.68753 to  $16.86736 $  188,579   1.03%    0.55%  to   3.25%   19.07% to  22.40%
December 31, 2011    8,288 $ 8.75800 to  $13.97222 $   87,581   0.51%    0.55%  to   3.25%  -12.73% to  -3.66%
December 31, 2010    6,015 $ 9.74368 to  $14.70491 $   67,368   0.40%    0.55%  to   3.25%    7.95% to  10.99%
December 31, 2009    1,713 $ 8.77866 to  $13.37974 $   18,281   1.77%    0.95%  to   2.95%   28.43% to  32.84%

                                        AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013   16,428 $10.62785 to  $17.24255 $  207,309   0.00%    0.55%  to   3.25%   11.61% to  14.73%
December 31, 2012   14,337 $ 9.30017 to  $15.23803 $  159,507   1.68%    0.55%  to   3.25%   17.94% to  21.24%
December 31, 2011    9,785 $ 7.70131 to  $12.74350 $   90,598   1.40%    0.55%  to   3.25%  -18.08% to  -9.65%
December 31, 2010    8,842 $ 8.34866 to  $14.30022 $   90,495   0.97%    0.55%  to   3.25%    4.10% to   7.63%
December 31, 2009    3,788 $ 8.06067 to  $13.60349 $   36,077   3.65%    0.95%  to   2.95%   32.70% to  34.60%

                                            AST TEMPLETON GLOBAL BOND PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013   19,028 $ 9.69586 to  $12.75701 $  197,497   0.00%    0.55%  to   3.25%   -6.88% to  -3.21%
December 31, 2012   17,788 $10.32374 to  $13.40697 $  196,194   2.36%    0.55%  to   3.25%    1.80% to   4.65%
December 31, 2011   10,426 $ 9.89515 to  $12.88781 $  113,539   2.50%    0.55%  to   3.25%   -1.04% to   3.55%
December 31, 2010    6,415 $10.20242 to  $12.51967 $   70,483   2.41%    0.55%  to   3.25%    2.24% to   4.75%
December 31, 2009    2,631 $10.44910 to  $11.97584 $   30,156   7.16%    0.95%  to   2.55%    9.49% to  11.06%

                                     AST WELLINGTON MANAGEMENT HEDGED EQUITY PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  106,043 $10.58693 to  $17.50990 $1,219,180   0.00%    0.55%  to   3.25%   14.98% to  19.84%
December 31, 2012   62,039 $ 8.89580 to  $14.81394 $  604,521   0.26%    0.55%  to   3.25%    7.39% to  10.40%
December 31, 2011   29,416 $ 8.08980 to  $13.60557 $  265,956   0.27%    0.55%  to   3.25%  -12.57% to  -4.36%
December 31, 2010   15,551 $ 8.45893 to  $14.36696 $  151,898   0.49%    0.95%  to   2.95%   11.35% to  13.56%
December 31, 2009   16,369 $ 7.44914 to  $12.77693 $  141,974   1.06%    0.95%  to   2.95%    1.10% to  27.22%

                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  477,773 $11.61737 to  $17.60529 $6,496,923   0.00%    0.55%  to   3.25%   17.67% to  22.00%
December 31, 2012  393,994 $ 9.82079 to  $14.63036 $4,452,563   0.79%    0.55%  to   3.25%   10.02% to  13.10%
December 31, 2011  287,989 $ 8.76109 to  $13.11625 $2,893,895   0.51%    0.55%  to   3.25%   -9.16% to  -2.96%
December 31, 2010  297,589 $ 9.03449 to  $13.70422 $3,101,702   1.02%    0.55%  to   3.25%    7.43% to  12.31%
December 31, 2009  182,179 $ 8.15083 to  $12.32315 $1,672,572   1.87%    0.95%  to   2.95%   21.96% to  24.15%

                                    AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  351,118 $10.61030 to  $15.27338 $4,268,988   0.00%    0.55%  to   3.25%    6.40% to   9.37%
December 31, 2012  347,097 $ 9.96722 to  $14.15903 $3,909,210   0.97%    0.55%  to   3.25%    8.90% to  11.95%
December 31, 2011  269,022 $ 8.98306 to  $12.82397 $2,725,760   0.62%    0.55%  to   3.25%   -5.82% to  -3.20%
December 31, 2010  241,208 $ 9.28559 to  $13.43083 $2,538,982   0.83%    0.55%  to   3.25%    7.15% to  10.91%
December 31, 2009  135,488 $ 8.48293 to  $12.22943 $1,275,037   2.33%    0.95%  to   2.95%   21.03% to  23.19%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  500,114 $11.23550 to  $16.38146 $6,621,022   0.00%    0.55%  to   3.25%   13.49% to  17.00%
December 31, 2012  451,333 $10.33901 to  $14.19558 $5,203,726   0.92%    0.55%  to   3.25%    8.81% to  11.86%
December 31, 2011  339,582 $ 9.27105 to  $12.86748 $3,548,073   0.63%    0.55%  to   3.25%   -7.28% to  -1.76%
December 31, 2010  308,411 $ 9.68344 to  $13.27946 $3,322,650   0.78%    0.55%  to   3.25%    6.51% to  11.26%
December 31, 2009  196,484 $ 8.76833 to  $12.05401 $1,919,182   1.22%    0.95%  to   2.95%    0.42% to  22.14%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  372,081 $10.58368 to  $14.47848 $4,626,398   0.00%    0.55%  to   3.25%    5.66% to   8.61%
December 31, 2012  367,594 $10.51490 to  $13.51575 $4,290,630   1.09%    0.55%  to   3.25%    6.78% to   9.77%
December 31, 2011  264,390 $ 9.60825 to  $12.48452 $2,869,173   0.90%    0.55%  to   3.25%   -3.91% to   0.44%
December 31, 2010  199,628 $10.40137 to  $12.60207 $2,211,567   1.26%    0.55%  to   3.25%    4.97% to   9.53%
December 31, 2009  115,717 $ 9.58079 to  $11.61945 $1,210,537   0.92%    0.95%  to   2.95%   -0.03% to  18.91%

                                           AST FI PYRAMIS QUANTITATIVE PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2013  248,285 $10.84192 to  $16.29666 $3,164,359   0.00%    0.55%  to   3.25%   11.03% to  14.13%
December 31, 2012  211,694 $ 9.58449 to  $14.47747 $2,406,115   1.88%    0.55%  to   3.25%    7.03% to  10.03%
December 31, 2011  130,049 $ 8.78893 to  $13.34133 $1,346,840   1.74%    0.55%  to   3.25%   -6.65% to  -2.05%
December 31, 2010   95,851 $ 8.97842 to  $13.80890 $1,008,799   1.36%    0.55%  to   3.25%    9.25% to  13.29%
December 31, 2009   37,024 $ 8.03026 to  $12.30994 $  325,778   3.84%    0.95%  to   2.95%   20.65% to  23.42%

                                      A70

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST PRUDENTIAL GROWTH ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  296,876 $10.20562 to  $16.61628 $3,842,656   0.00%    0.55%  to   3.25%   13.22% to   16.38%
December 31, 2012  248,630 $ 8.86900 to  $14.47559 $2,804,356   1.30%    0.55%  to   3.25%    9.25% to   12.30%
December 31, 2011  148,843 $ 7.98786 to  $13.06962 $1,485,879   1.18%    0.55%  to   3.25%  -11.82% to   -6.73%
December 31, 2010  131,381 $ 8.66171 to  $14.20708 $1,380,684   0.85%    0.55%  to   3.25%   14.30% to   17.90%
December 31, 2009   58,998 $ 7.40130 to  $12.16947 $  483,351   2.18%    0.95%  to   2.95%    0.09% to   24.79%

                                             AST ADVANCED STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  426,587 $11.12429 to  $17.34521 $5,785,628   0.00%    0.55%  to   3.25%   12.52% to   15.92%
December 31, 2012  343,976 $10.48694 to  $15.17148 $4,121,284   1.27%    0.55%  to   3.25%    9.95% to   13.02%
December 31, 2011  193,663 $ 9.30664 to  $13.61010 $2,075,520   1.03%    0.55%  to   3.25%   -6.93% to   -0.44%
December 31, 2010  137,362 $ 9.94879 to  $13.85960 $1,496,355   0.91%    0.55%  to   3.25%    8.08% to   12.64%
December 31, 2009   51,794 $ 8.94949 to  $12.42655 $  502,645   2.84%    0.95%  to   2.95%   22.94% to   25.01%

                                        AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   30,311 $13.54255 to  $23.51273 $  533,490   0.00%    0.55%  to   3.25%   37.92% to   43.23%
December 31, 2012   26,918 $10.57497 to  $16.64347 $  334,820   0.00%    0.55%  to   3.25%   13.76% to   16.94%
December 31, 2011   16,190 $ 9.07073 to  $14.43104 $  173,497   0.00%    0.55%  to   3.25%   -9.08% to   -2.24%
December 31, 2010   13,777 $10.04316 to  $14.96577 $  152,422   0.00%    0.55%  to   3.25%   10.53% to   14.72%
December 31, 2009    6,994 $ 8.97301 to  $13.17447 $   67,092   0.00%    0.95%  to   2.95%   31.06% to   51.93%

                                                 AST MONEY MARKET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   22,470 $ 8.74050 to  $10.20011 $  213,351   0.00%    0.55%  to   3.25%   -3.25% to   -0.55%
December 31, 2012   24,863 $ 8.99838 to  $10.31714 $  240,224   0.01%    0.55%  to   3.25%   -3.25% to   -0.54%
December 31, 2011   24,015 $ 9.26367 to  $10.43487 $  236,147   0.02%    0.55%  to   3.25%   -3.22% to   -0.52%
December 31, 2010   12,763 $ 9.53428 to  $10.55197 $  128,581   0.02%    0.55%  to   3.25%   -2.84% to   -0.43%
December 31, 2009    6,856 $ 9.80318 to  $10.67105 $   71,974   0.24%    0.95%  to   2.95%   -2.34% to   -0.70%

                                               AST SMALL-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   11,797 $12.40268 to  $24.92978 $  209,244   0.00%    0.55%  to   3.25%   26.69% to   34.43%
December 31, 2012    9,973 $ 9.69125 to  $18.80226 $  133,149   0.00%    0.55%  to   3.25%    8.52% to   11.56%
December 31, 2011    7,586 $ 8.71343 to  $17.08879 $   91,234   0.00%    0.55%  to   3.25%  -12.02% to   -1.52%
December 31, 2010    5,749 $11.41543 to  $17.59375 $   70,222   0.21%    0.55%  to   3.25%   25.34% to   35.13%
December 31, 2009    3,575 $ 8.52896 to  $13.14833 $   31,797   0.05%    0.95%  to   2.95%   30.52% to   32.65%

                                           AST PIMCO TOTAL RETURN BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  201,354 $ 9.69455 to  $14.04141 $2,248,671   0.00%    0.55%  to   3.25%   -5.03% to   -2.38%
December 31, 2012  205,774 $10.81598 to  $14.46865 $2,382,350   2.53%    0.55%  to   3.25%    5.76% to    8.72%
December 31, 2011  139,943 $ 9.99564 to  $13.38718 $1,518,001   1.84%    0.55%  to   3.25%   -0.17% to    2.61%
December 31, 2010  113,266 $10.24378 to  $13.12390 $1,231,961   1.52%    0.55%  to   3.25%    2.38% to    6.70%
December 31, 2009   51,426 $ 9.92546 to  $12.32370 $  540,684   0.63%    0.95%  to   2.95%   -0.60% to   15.43%

                                             AST INTERNATIONAL VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013    7,524 $ 9.62974 to  $16.44049 $   92,461   0.00%    0.55%  to   3.25%   15.59% to   18.81%
December 31, 2012    6,716 $ 8.13719 to  $14.02985 $   70,251   2.14%    0.55%  to   3.25%   12.88% to   16.03%
December 31, 2011    4,763 $ 7.04041 to  $12.25942 $   43,196   1.53%    0.55%  to   3.25%  -21.55% to  -13.03%
December 31, 2010    3,757 $ 7.92905 to  $14.29181 $   39,039   0.70%    0.55%  to   3.25%    7.59% to   10.04%
December 31, 2009    1,307 $ 7.38580 to  $13.11671 $   11,673   2.16%    0.95%  to   2.95%   27.44% to   29.64%

                                             AST INTERNATIONAL GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   17,172 $ 9.91250 to  $17.57026 $  206,639   0.00%    0.55%  to   3.25%   15.19% to   18.40%
December 31, 2012   16,433 $ 8.40498 to  $15.04565 $  167,285   1.04%    0.55%  to   3.25%   16.45% to   19.70%
December 31, 2011    7,248 $ 7.04917 to  $12.74401 $   63,232   0.64%    0.55%  to   3.25%  -18.51% to  -13.40%
December 31, 2010    3,921 $ 7.97297 to  $14.92060 $   40,509   0.29%    0.55%  to   3.25%   11.22% to   14.67%
December 31, 2009    1,455 $ 7.20534 to  $13.28533 $   11,795   1.59%    0.95%  to   2.95%   30.13% to   34.02%

                                                NVIT DEVELOPING MARKETS FUND
                   -----------------------------------------------------------------------------------------
December 31, 2013      743 $14.26831 to  $15.02994 $   10,905   0.94%    1.40%  to   2.00%   -1.93% to   -1.35%
December 31, 2012      882 $14.54907 to  $15.23556 $   13,170   0.09%    1.40%  to   2.00%   14.49% to   15.17%
December 31, 2011    1,066 $12.70790 to  $13.22905 $   13,856   0.27%    1.40%  to   2.00%  -23.92% to  -23.48%
December 31, 2010    1,496 $16.70438 to  $17.28741 $   25,524   0.00%    1.40%  to   2.00%   13.86% to   14.54%
December 31, 2009    1,437 $14.67036 to  $15.09299 $   21,453   1.15%    1.40%  to   2.00%   59.05% to   59.99%

                                      A71

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                            AST INVESTMENT GRADE BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   48,730 $ 9.57812 to  $15.13806 $  621,532   0.00%    0.55%  to   2.65%   -5.75% to   -3.72%
December 31, 2012  240,122 $11.79750 to  $15.78403 $3,143,918   1.35%    0.55%  to   2.65%    6.50% to    8.80%
December 31, 2011  624,195 $10.87605 to  $14.56477 $7,606,942   0.43%    0.55%  to   2.65%    8.68% to   11.82%
December 31, 2010   11,978 $10.54049 to  $13.07585 $  153,555   6.62%    0.55%  to   2.65%    5.34% to    9.77%
December 31, 2009   23,600 $10.83253 to  $11.91239 $  277,671   1.31%    0.95%  to   2.30%    8.49% to   10.26%

                                         AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   38,647 $ 9.72854 to  $12.12603 $  433,901   0.00%    0.55%  to   3.25%   -4.69% to   -2.03%
December 31, 2012   36,399 $11.01502 to  $12.52719 $  422,609   3.25%    0.55%  to   3.25%    4.34% to    7.26%
December 31, 2011   23,999 $10.31578 to  $11.84188 $  263,297   2.74%    0.55%  to   3.25%    2.59% to    5.44%
December 31, 2010   15,299 $10.29052 to  $11.38650 $  161,902   1.28%    0.55%  to   3.25%    2.93% to    6.78%
December 31, 2009    3,801 $10.05881 to  $10.76877 $   38,962   3.37%    0.95%  to   2.95%    7.10% to   10.58%

                                                  AST BOND PORTFOLIO 2018
                   -----------------------------------------------------------------------------------------
December 31, 2013    8,868 $11.07563 to  $13.77289 $  103,179   0.00%    1.15%  to   3.25%   -6.29% to   -4.26%
December 31, 2012   13,761 $11.81915 to  $14.40463 $  168,637   0.49%    1.15%  to   3.25%    2.27% to    4.50%
December 31, 2011   14,702 $11.55635 to  $13.80307 $  174,657   0.19%    1.15%  to   3.25%    9.90% to   12.27%
December 31, 2010    1,423 $11.92705 to  $12.31074 $   17,224   0.93%    1.30%  to   2.40%    8.58% to    9.76%
December 31, 2009    2,189 $10.98462 to  $11.21615 $   24,289   0.29%    1.30%  to   2.40%   -8.25% to   -7.26%

                                                  AST BOND PORTFOLIO 2019
                   -----------------------------------------------------------------------------------------
December 31, 2013    1,691 $11.03065 to  $13.69295 $   20,191   0.00%    1.15%  to   3.25%   -7.93% to   -5.93%
December 31, 2012    2,327 $11.93263 to  $14.57520 $   29,834   0.83%    1.15%  to   3.25%    2.41% to    4.64%
December 31, 2011      809 $13.36844 to  $13.94770 $   11,027   0.95%    1.30%  to   2.40%   13.26% to   14.49%
December 31, 2010    1,229 $11.80330 to  $12.18296 $   14,732   0.74%    1.30%  to   2.40%    8.75% to    9.93%
December 31, 2009    1,467 $10.85345 to  $11.08225 $   16,102   0.28%    1.30%  to   2.40%   -9.86% to   -8.88%

                                              AST GLOBAL REAL ESTATE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013    6,107 $10.08073 to  $19.50272 $   82,371   0.00%    0.55%  to   3.25%    0.96% to    3.77%
December 31, 2012    5,471 $10.83725 to  $19.05468 $   72,228   1.37%    0.55%  to   3.25%   22.68% to   26.11%
December 31, 2011    2,702 $ 8.75182 to  $15.32029 $   28,411   2.36%    0.55%  to   3.25%  -12.17% to   -5.56%
December 31, 2010    2,120 $ 9.43708 to  $16.44739 $   23,406   1.16%    0.55%  to   3.25%   14.58% to   19.07%
December 31, 2009      355 $ 8.03953 to  $13.95016 $    2,911   1.02%    0.95%  to   2.95%   31.93% to   41.49%

                                      AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   22,890 $ 8.85375 to  $15.79714 $  237,960   0.00%    0.55%  to   3.25%   -3.03% to   -0.33%
December 31, 2012   20,909 $ 8.90982 to  $16.06935 $  220,458   1.08%    0.55%  to   3.25%   14.09% to   17.28%
December 31, 2011   13,670 $ 7.61998 to  $13.89229 $  123,993   0.93%    0.55%  to   3.25%  -23.87% to  -20.71%
December 31, 2010   12,640 $10.78803 to  $17.76396 $  144,882   0.30%    0.55%  to   3.25%   16.24% to   21.12%
December 31, 2009    2,787 $ 9.03476 to  $14.81166 $   25,629   0.28%    0.95%  to   2.95%   46.36% to   64.95%

                                        AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013   17,117 $12.69230 to  $24.38308 $  301,627   0.00%    0.55%  to   3.25%   29.72% to   38.05%
December 31, 2012   14,958 $10.52515 to  $17.90792 $  192,756   0.48%    0.55%  to   3.25%   11.92% to   15.05%
December 31, 2011    8,707 $ 9.17568 to  $15.78149 $   99,213   0.50%    0.55%  to   3.25%   -7.35% to    0.75%
December 31, 2010    6,209 $11.36904 to  $15.88201 $   72,334   0.34%    0.55%  to   3.25%   14.10% to   25.57%
December 31, 2009    1,010 $ 9.43289 to  $12.77276 $    9,809   0.89%    0.95%  to   2.95%   23.87% to   28.33%

                                          AST SCHRODERS GLOBAL TACTICAL PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  229,670 $11.25123 to  $17.46806 $3,115,315   0.00%    0.55%  to   3.25%   13.73% to   17.41%
December 31, 2012  178,381 $ 9.83583 to  $15.08440 $2,100,412   0.45%    0.55%  to   3.25%   12.13% to   15.27%
December 31, 2011  100,743 $ 8.71154 to  $13.26883 $1,031,946   0.29%    0.55%  to   3.25%   -8.49% to   -2.93%
December 31, 2010   78,031 $ 9.16080 to  $13.85815 $  815,840   0.26%    0.55%  to   3.25%    8.82% to   13.27%
December 31, 2009   19,248 $ 8.22388 to  $12.35611 $  162,373   0.37%    0.95%  to   2.95%   22.12% to   25.66%

                                               AST RCM WORLD TRENDS PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  262,920 $10.76855 to  $15.07275 $3,225,999   0.00%    0.55%  to   3.25%    8.79% to   11.82%
December 31, 2012  221,186 $ 9.83094 to  $13.66670 $2,470,812   0.52%    0.55%  to   3.25%    6.69% to    9.68%
December 31, 2011  126,313 $ 9.15103 to  $12.63456 $1,292,495   0.40%    0.55%  to   3.25%   -6.86% to   -2.36%
December 31, 2010   87,541 $ 9.56692 to  $13.11882 $  917,592   0.43%    0.55%  to   3.25%    6.86% to   10.86%
December 31, 2009   22,971 $ 8.77459 to  $11.95029 $  206,515   0.28%    0.95%  to   2.95%   18.25% to   22.23%

                                      A72

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST J.P. MORGAN GLOBAL THEMATIC PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  155,830 $11.18390 to  $16.96442 $2,077,440   0.00%    0.55%  to   3.25%   12.50% to   15.64%
December 31, 2012  129,515 $10.40314 to  $14.87346 $1,521,500   0.44%    0.55%  to   3.25%    9.89% to   12.96%
December 31, 2011   74,331 $ 9.31537 to  $13.35045 $  778,470   0.34%    0.55%  to   3.25%   -6.67% to   -1.12%
December 31, 2010   53,201 $ 9.70638 to  $13.68833 $  564,005   0.23%    0.55%  to   3.25%    7.84% to   12.75%
December 31, 2009   13,284 $ 8.75409 to  $12.26108 $  118,947   0.26%    0.95%  to   2.95%   21.32% to   25.48%

                                          AST GOLDMAN SACHS MULTI-ASSET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  160,349 $10.52772 to  $14.75766 $1,929,095   0.00%    0.55%  to   3.25%    6.25% to    9.22%
December 31, 2012  142,917 $10.28303 to  $13.69989 $1,608,379   0.57%    0.55%  to   3.25%    6.54% to    9.52%
December 31, 2011   93,246 $ 9.41906 to  $12.68275 $  967,246   0.48%    0.55%  to   3.25%   -5.72% to   -1.05%
December 31, 2010   65,121 $ 9.88878 to  $12.99556 $  686,924   0.37%    0.55%  to   3.25%    6.02% to   10.55%
December 31, 2009   17,717 $ 9.09584 to  $11.87199 $  164,854   0.20%    0.95%  to   2.95%   17.66% to   22.22%

                                        AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013  157,737 $11.38633 to  $16.60998 $2,122,569   0.00%    0.55%  to   3.25%   15.35% to   18.57%
December 31, 2012  113,955 $10.22856 to  $14.20334 $1,323,739   0.49%    0.55%  to   3.25%    9.94% to   13.01%
December 31, 2011   58,251 $ 9.24016 to  $12.74316 $  603,154   0.22%    0.55%  to   3.25%   -5.64% to   -3.01%
December 31, 2010   36,638 $ 9.72512 to  $13.32052 $  391,883   0.27%    0.55%  to   3.25%    7.69% to   12.26%
December 31, 2009    6,536 $ 8.80911 to  $11.98361 $   58,908   0.32%    0.95%  to   2.95%   18.10% to   20.09%

                                                PROFUND VP CONSUMER SERVICES
                   -----------------------------------------------------------------------------------------
December 31, 2013       27 $17.90731 to  $20.07642 $      518   0.21%    0.55%  to   2.30%   36.73% to   39.10%
December 31, 2012       13 $13.27826 to  $14.43316 $      177   0.00%    0.55%  to   2.00%   19.70% to   21.43%
December 31, 2011       10 $11.09282 to  $11.88626 $      123   0.00%    0.55%  to   2.00%    3.43% to    4.92%
December 31, 2010        7 $10.64073 to  $11.32891 $       80   0.00%    0.55%  to   2.30%   12.97% to   19.60%
December 31, 2009        2 $ 8.95999 to  $ 9.08577 $       16   0.00%    1.50%  to   2.00%   27.80% to   28.87%

                                            PROFUND VP CONSUMER GOODS PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2013       25 $14.81554 to  $16.66911 $      404   0.65%    0.55%  to   2.30%   25.57% to   27.75%
December 31, 2012       34 $11.79908 to  $13.04871 $      424   0.80%    0.55%  to   2.30%    8.36% to   10.25%
December 31, 2011       32 $10.88855 to  $11.83570 $      358   0.90%    0.55%  to   2.30%    4.55% to    6.36%
December 31, 2010       12 $10.41504 to  $11.12815 $      125   0.00%    0.55%  to   2.30%   10.84% to   15.85%
December 31, 2009        8 $ 9.07106 to  $ 9.22877 $       74   1.22%    1.30%  to   2.00%   18.77% to   20.01%

                                                   PROFUND VP FINANCIALS
                   -----------------------------------------------------------------------------------------
December 31, 2013       95 $ 8.48563 to  $14.36857 $      863   0.43%    0.55%  to   2.30%   29.11% to   31.35%
December 31, 2012      115 $ 6.57243 to  $10.93910 $      895   0.12%    0.55%  to   2.30%   21.92% to   24.04%
December 31, 2011       78 $ 5.39074 to  $ 8.81882 $      429   0.00%    0.55%  to   2.30%  -15.77% to  -14.31%
December 31, 2010      152 $ 6.39982 to  $10.29102 $      987   0.32%    0.55%  to   2.30%    3.05% to    9.29%
December 31, 2009      121 $ 5.90194 to  $ 5.98047 $      722   2.96%    1.50%  to   2.30%   12.42% to   13.31%

                                                   PROFUND VP HEALTH CARE
                   -----------------------------------------------------------------------------------------
December 31, 2013      104 $16.46022 to  $17.66879 $    1,795   0.29%    0.55%  to   2.30%   36.62% to   38.99%
December 31, 2012       98 $12.04846 to  $12.71236 $    1,228   0.38%    0.55%  to   2.30%   14.76% to   16.76%
December 31, 2011       64 $10.49885 to  $10.88771 $      693   0.29%    0.55%  to   2.30%    7.64% to    9.51%
December 31, 2010       87 $ 9.75359 to  $10.01278 $      864   0.23%    0.55%  to   2.30%   -1.37% to    1.52%
December 31, 2009       41 $ 9.70197 to  $ 9.86247 $      401   0.76%    1.30%  to   2.30%   16.81% to   18.02%

                                                   PROFUND VP INDUSTRIALS
                   -----------------------------------------------------------------------------------------
December 31, 2013       29 $13.04318 to  $17.78615 $      422   0.53%    0.55%  to   2.35%   35.02% to   37.43%
December 31, 2012       25 $ 9.66036 to  $12.94217 $      269   0.28%    0.55%  to   2.35%   13.13% to   15.16%
December 31, 2011       19 $ 8.53881 to  $11.23828 $      171   0.35%    0.55%  to   2.35%   -4.04% to   -2.32%
December 31, 2010       24 $ 8.89801 to  $11.41249 $      214   0.20%    1.50%  to   2.35%   14.03% to   21.92%
December 31, 2009       11 $ 7.35928 to  $ 7.46270 $       85   0.53%    1.50%  to   2.35%   21.25% to   22.27%

                                                 PROFUND VP MID-CAP GROWTH
                   -----------------------------------------------------------------------------------------
December 31, 2013       42 $14.31437 to  $16.98714 $      628   0.00%    0.55%  to   2.30%   27.59% to   29.81%
December 31, 2012       32 $11.21885 to  $13.08646 $      373   0.00%    0.55%  to   2.30%   12.78% to   14.75%
December 31, 2011       32 $ 9.94731 to  $11.40463 $      326   0.00%    0.55%  to   2.30%   -5.07% to   -3.43%
December 31, 2010       52 $10.47890 to  $11.80941 $      579   0.00%    0.55%  to   2.30%   18.01% to   26.77%
December 31, 2009       17 $ 8.34760 to  $ 8.48599 $      145   0.00%    1.30%  to   2.30%   35.21% to   36.54%

                                      A73

                               AT YEAR ENDED                            FOR YEAR ENDED
                   -------------------------------------  ----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  -----------------
                                               PROFUND VP MID-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2013     51  $13.40458 to  $16.27030 $   759    0.34%   0.55%  to   2.30%   29.19% to  31.43%
December 31, 2012     56  $10.37597 to  $12.37923 $   645    0.16%   0.55%  to   2.30%   13.94% to  15.92%
December 31, 2011     66  $ 9.10660 to  $10.67879 $   665    0.15%   0.55%  to   2.30%   -6.08% to  -4.45%
December 31, 2010     46  $ 9.69632 to  $11.17632 $   456    0.26%   0.55%  to   2.30%   11.96% to  18.91%
December 31, 2009     26  $ 8.23508 to  $ 8.37151 $   215    1.47%   1.30%  to   2.30%   27.93% to  29.19%

                                                PROFUND VP REAL ESTATE
                   ------------------------------------------------------------------------------------
December 31, 2013     44  $ 9.60879 to  $14.06912 $   446    1.29%   0.55%  to   2.30%   -2.16% to  -0.46%
December 31, 2012     48  $ 9.82085 to  $14.13382 $   496    2.52%   0.55%  to   2.30%   14.53% to  16.53%
December 31, 2011     43  $ 8.57465 to  $12.12925 $   386    0.00%   0.55%  to   2.30%    2.40% to   4.17%
December 31, 2010     83  $ 8.37375 to  $11.60561 $   707    3.90%   0.95%  to   2.30%   15.86% to  22.85%
December 31, 2009     67  $ 6.86993 to  $ 6.96107 $   467    4.03%   1.50%  to   2.30%   25.02% to  26.01%

                                              PROFUND VP SMALL-CAP GROWTH
                   ------------------------------------------------------------------------------------
December 31, 2013     68  $15.35942 to  $22.46084 $ 1,183    0.00%   0.55%  to   2.90%   36.47% to  39.65%
December 31, 2012     34  $11.18920 to  $16.45836 $   411    0.00%   0.55%  to   2.90%    9.31% to  11.86%
December 31, 2011     37  $10.17680 to  $15.05725 $   403    0.00%   0.55%  to   2.90%   -1.57% to   0.72%
December 31, 2010     51  $10.27873 to  $15.29722 $   550    0.00%   0.55%  to   2.90%   17.66% to  24.11%
December 31, 2009     20  $ 8.36346 to  $ 8.50207 $   171    0.00%   1.30%  to   2.30%   23.27% to  24.55%

                                              PROFUND VP SMALL-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2013     28  $14.62787 to  $16.79752 $   448    0.21%   0.55%  to   2.00%   34.98% to  36.92%
December 31, 2012     27  $10.68964 to  $12.26837 $   314    0.00%   0.55%  to   2.30%   13.54% to  15.52%
December 31, 2011     39  $ 9.41484 to  $10.62040 $   404    0.00%   0.55%  to   2.30%   -6.26% to  -4.63%
December 31, 2010     25  $10.04307 to  $11.09991 $   259    0.07%   0.95%  to   2.30%   11.22% to  20.54%
December 31, 2009     22  $ 8.41420 to  $ 8.55355 $   187    0.48%   1.30%  to   2.30%   17.69% to  18.86%

                                             PROFUND VP TELECOMMUNICATIONS
                   ------------------------------------------------------------------------------------
December 31, 2013     14  $10.64000 to  $16.04617 $   161    2.27%   0.55%  to   2.35%    9.50% to  11.45%
December 31, 2012     18  $ 9.71718 to  $14.39725 $   213    3.22%   0.55%  to   2.35%   13.84% to  15.88%
December 31, 2011     15  $ 8.53611 to  $12.42479 $   133    3.63%   0.55%  to   2.35%   -0.47% to   1.31%
December 31, 2010     25  $ 8.57621 to  $12.26438 $   246    2.48%   0.55%  to   2.35%   13.03% to  22.07%
December 31, 2009     16  $ 7.58749 to  $ 7.69379 $   121   10.90%   1.50%  to   2.35%    4.86% to   5.73%

                                                 PROFUND VP UTILITIES
                   ------------------------------------------------------------------------------------
December 31, 2013     49  $10.03284 to  $14.24930 $   560    2.54%   0.55%  to   2.30%   10.77% to  12.69%
December 31, 2012     63  $ 9.05776 to  $12.64461 $   651    2.12%   0.55%  to   2.30%   -2.12% to  -0.41%
December 31, 2011     55  $ 9.25352 to  $12.69674 $   589    1.69%   0.55%  to   2.30%   14.87% to  16.86%
December 31, 2010     36  $ 8.05537 to  $10.86454 $   295    2.48%   0.55%  to   2.30%    3.57% to   8.26%
December 31, 2009     38  $ 7.77777 to  $ 7.88054 $   297    5.44%   1.50%  to   2.30%    8.25% to   9.10%

                                              PROFUND VP LARGE-CAP GROWTH
                   ------------------------------------------------------------------------------------
December 31, 2013     84  $13.31507 to  $16.49009 $ 1,188    0.33%   0.55%  to   2.30%   27.73% to  29.95%
December 31, 2012     70  $10.42444 to  $12.68990 $   767    0.08%   0.55%  to   2.30%   10.18% to  12.10%
December 31, 2011     69  $ 9.46136 to  $11.32042 $   691    0.00%   0.55%  to   2.30%    0.82% to   2.56%
December 31, 2010     71  $ 9.38481 to  $11.03756 $   677    0.06%   0.55%  to   2.30%   10.49% to  11.73%
December 31, 2009     67  $ 8.48227 to  $ 8.59420 $   574    0.00%   1.50%  to   2.30%   26.82% to  27.82%

                                              PROFUND VP LARGE-CAP VALUE
                   ------------------------------------------------------------------------------------
December 31, 2013    105  $11.12739 to  $15.66968 $ 1,312    0.94%   0.55%  to   2.30%   26.97% to  29.18%
December 31, 2012     92  $ 8.76356 to  $12.13040 $   878    0.86%   0.55%  to   2.30%   12.82% to  14.79%
December 31, 2011     97  $ 7.76766 to  $10.56792 $   851    0.69%   0.55%  to   2.30%   -3.49% to  -1.82%
December 31, 2010     89  $ 8.04896 to  $10.76394 $   733    0.89%   0.55%  to   2.30%    7.47% to  11.78%
December 31, 2009     45  $ 7.29354 to  $ 7.45124 $   330    3.70%   1.00%  to   2.30%   16.78% to  18.28%

                         AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   ------------------------------------------------------------------------------------
December 31, 2013  5,993  $12.19594 to  $15.81555 $84,817    0.00%   0.55%  to   3.25%   24.20% to  30.71%
December 31, 2012  5,590  $ 9.54913 to  $12.14782 $61,346    0.45%   0.55%  to   3.25%    9.55% to  12.61%
December 31, 2011  3,425  $ 8.50545 to  $10.83000 $33,837    0.33%   0.55%  to   3.25%  -14.75% to  -6.39%
December 31, 2010  2,319  $10.44965 to  $11.61473 $24,809    0.02%   0.55%  to   3.25%    4.81% to  12.65%
December 31, 2009     47  $10.29149 to  $10.30741 $   487    0.00%   1.15%  to   2.35%    1.45% to   1.59%

                                      A74

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                           AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -----------------------------------------------------------------------------------------
December 31, 2013    7,114 $13.00723 to  $17.47295 $  114,261   0.00%    0.55%  to   3.25%   32.06% to   35.74%
December 31, 2012    6,499 $10.54999 to  $12.92284 $   78,351   0.00%    0.55%  to   3.25%   11.44% to   14.55%
December 31, 2011    3,024 $ 9.23751 to  $11.32571 $   32,384   0.00%    0.55%  to   3.25%   -7.55% to    0.11%
December 31, 2010    1,478 $10.66273 to  $11.35800 $   16,039   0.00%    0.95%  to   3.25%    6.95% to   10.27%
December 31, 2009       24 $10.27380 to  $10.30032 $      249   0.00%    0.95%  to   2.95%    1.89% to    2.14%

                                    AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   -----------------------------------------------------------------------------------------
December 31, 2013    2,613 $10.48701 to  $12.22814 $   30,751   0.00%    1.15%  to   3.25%   -9.55% to   -7.59%
December 31, 2012       48 $11.48725 to  $12.95314 $      589   2.69%    1.30%  to   3.25%    2.86% to    4.95%
December 31, 2011      314 $11.06416 to  $12.41953 $    3,603   1.15%    1.30%  to   2.95%   15.28% to   17.15%
December 31, 2010    1,771 $ 9.54633 to  $10.66744 $   17,133   0.00%    1.30%  to   3.25%    5.41% to   10.41%
December 31, 2009      114 $ 8.74021 to  $ 8.83518 $      996   0.00%    1.30%  to   2.40%  -12.60% to  -11.65%

                                    AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013    8,655 $10.87944 to  $11.80555 $   98,018   0.00%    1.15%  to   3.25%   -5.24% to   -3.18%
December 31, 2012   13,596 $11.48120 to  $12.19387 $  160,818   0.52%    1.15%  to   3.25%    1.70% to    3.91%
December 31, 2011   15,087 $11.28966 to  $11.73508 $  173,608   0.08%    1.15%  to   3.25%    7.80% to   10.13%
December 31, 2010      450 $10.47326 to  $10.59081 $    4,746   0.00%    1.90%  to   3.25%    4.76% to    5.92%

                                    AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013    6,858 $11.52353 to  $12.71942 $   81,707   0.00%    1.15%  to   3.25%  -10.02% to   -8.07%
December 31, 2012   14,512 $12.80734 to  $13.85470 $  191,262   0.78%    1.15%  to   3.25%    3.32% to    5.57%
December 31, 2011   18,356 $12.39610 to  $13.14210 $  232,734   0.06%    1.15%  to   3.25%   16.40% to   18.92%
December 31, 2010    2,261 $10.64953 to  $11.06626 $   24,883   0.00%    1.30%  to   3.25%    6.42% to   10.66%

                   WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013       37 $16.05615 to  $16.78881 $      597   2.36%    1.40%  to   1.85%   17.76% to   18.28%
December 31, 2012       44 $13.63464 to  $14.19378 $      603   1.60%    1.40%  to   1.85%   11.61% to   12.11%
December 31, 2011       52 $12.21604 to  $12.66075 $      649   0.64%    1.40%  to   1.85%  -14.37% to  -13.99%
December 31, 2010       68 $14.26638 to  $14.72045 $      984   0.00%    1.40%  to   1.85%   20.82% to   21.07%

                       WELLS FARGO ADVANTAGE VT OMEGA GROWTH FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013      473 $ 2.14418 to  $ 3.09314 $    1,417   0.39%    1.40%  to   1.85%   37.67% to   38.29%
December 31, 2012      502 $ 1.55055 to  $ 2.23677 $    1,091   0.00%    1.40%  to   1.85%   18.56% to   19.09%
December 31, 2011      683 $ 1.30203 to  $ 1.87829 $    1,249   0.00%    1.40%  to   1.85%   -7.08% to   -6.66%
December 31, 2010      961 $ 1.39498 to  $ 2.01236 $    1,889   0.00%    1.40%  to   1.85%   26.02% to   26.28%

                     WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013       33 $18.03604 to  $18.31500 $      602   0.00%    1.40%  to   1.85%   47.82% to   48.48%
December 31, 2012       41 $12.20120 to  $12.33511 $      501   0.00%    1.40%  to   1.85%    6.14% to    6.62%
December 31, 2011       47 $11.49507 to  $11.56958 $      545   0.00%    1.40%  to   1.85%   -6.08% to   -5.66%
December 31, 2010       66 $12.23884 to  $12.26392 $      804   0.00%    1.40%  to   1.85%   27.58% to   27.84%

                     WELLS FARGO ADVANTAGE VT SMALL CAP VALUE FUND - CLASS 1 (AVAILABLE JULY 16, 2010)
                   -----------------------------------------------------------------------------------------
December 31, 2013       86 $13.64565 to  $13.85629 $    1,185   0.98%    1.40%  to   1.85%   12.94% to   13.44%
December 31, 2012      107 $12.08206 to  $12.21442 $    1,299   1.09%    1.40%  to   1.85%   12.25% to   12.75%
December 31, 2011      131 $10.76329 to  $10.83306 $    1,409   0.86%    1.40%  to   1.85%   -8.74% to   -8.34%
December 31, 2010      183 $11.79431 to  $11.81846 $    2,156   0.00%    1.40%  to   1.85%   21.79% to   22.03%

                                    AST BOND PORTFOLIO 2022 (AVAILABLE JANUARY 3, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013    5,950 $10.59034 to  $11.29472 $   64,899   0.00%    1.15%  to   3.25%  -12.68% to  -10.78%
December 31, 2012   10,633 $12.12814 to  $12.65985 $  131,877   0.03%    1.15%  to   3.25%    2.40% to    4.63%
December 31, 2011    7,051 $11.84372 to  $12.09978 $   84,496   0.00%    1.15%  to   3.25%   18.44% to   21.00%

                               AST QUANTITATIVE MODELING PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013   30,084 $11.59795 to  $12.28290 $  358,117   0.00%    0.55%  to   2.25%   17.54% to   21.72%
December 31, 2012   19,469 $ 9.82808 to  $10.09074 $  192,842   0.04%    0.55%  to   2.15%   10.77% to   12.54%
December 31, 2011    9,116 $ 8.87815 to  $ 8.96673 $   81,124   0.00%    0.55%  to   2.05%  -11.20% to  -10.33%

                            AST BLACKROCK GLOBAL STRATEGIES PORTFOLIO (AVAILABLE APRIL 29, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013  159,964 $10.52625 to  $11.33041 $1,757,753   0.00%    0.55%  to   3.25%    7.25% to   10.24%
December 31, 2012  137,665 $ 9.81460 to  $10.27765 $1,388,059   0.47%    0.55%  to   3.25%    8.25% to   11.28%
December 31, 2011   89,096 $ 9.06646 to  $ 9.23573 $  816,029   0.00%    0.55%  to   3.25%   -9.31% to   -7.64%

                                      A75

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                       WELLS FARGO ADVANTAGE VT OPPORTUNITY FUND-CLASS 1 (AVAILABLE AUGUST 26, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013      107 $15.64456 to  $15.80815 $    1,674   0.45%    1.40%  to   1.85%   28.61% to   29.18%
December 31, 2012      123 $12.16401 to  $12.23691 $    1,502   0.58%    1.40%  to   1.85%   13.69% to   14.20%
December 31, 2011      125 $10.69886 to  $10.71531 $    1,341   0.00%    1.40%  to   1.85%    4.66% to    4.81%

                              AST PRUDENTIAL CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013   14,767 $ 9.68326 to  $10.44169 $  151,663   0.00%    0.55%  to   2.85%   -5.10% to   -2.85%
December 31, 2012   12,451 $10.46916 to  $10.74805 $  132,486   0.17%    0.55%  to   2.75%    4.16% to    6.52%
December 31, 2011    1,096 $10.05117 to  $10.08473 $   11,039   0.00%    0.85%  to   2.75%    0.33% to    0.65%

                           AST NEUBERGER BERMAN CORE BOND PORTFOLIO (AVAILABLE OCTOBER 31, 2011)
                   -----------------------------------------------------------------------------------------
December 31, 2013    3,859 $ 9.57823 to  $10.16927 $   38,272   0.00%    0.55%  to   3.25%   -5.99% to   -3.37%
December 31, 2012    3,617 $10.25066 to  $10.52360 $   37,538   0.23%    0.55%  to   2.75%    1.98% to    4.30%
December 31, 2011      428 $10.05125 to  $10.08481 $    4,306   0.00%    0.85%  to   2.75%    0.24% to    0.55%

                                    AST BOND PORTFOLIO 2023 (AVAILABLE JANUARY 3, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2013   21,962 $ 8.90118 to  $ 9.29219 $  199,986   0.00%    1.15%  to   3.25%  -13.12% to  -11.23%
December 31, 2012    3,101 $10.24517 to  $10.45376 $   32,173   0.00%    1.30%  to   3.25%    2.45% to    4.54%

                   AST FRANKLIN TEMPLETON FOUNDING FUNDS ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2013  250,383 $11.73153 to  $13.40539 $3,294,490   0.00%    0.55%  to   3.25%   19.00% to   23.79%
December 31, 2012  226,667 $10.62945 to  $10.82950 $2,436,575   0.00%    0.55%  to   3.25%    6.32% to    8.30%

                          AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 30, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2013   31,973 $11.30516 to  $12.30125 $  383,555   0.00%    0.55%  to   3.15%   14.35% to   18.26%
December 31, 2012   18,256 $10.21676 to  $10.40185 $  188,504   0.92%    0.55%  to   3.15%    2.19% to    4.02%

                       AST WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2013      150 $ 9.16475 to  $ 9.52764 $    1,404   0.00%    0.55%  to   1.95%   -9.83% to   -8.03%
December 31, 2012       40 $10.38171 to  $10.42862 $      414   0.00%    0.55%  to   1.75%    3.83% to    4.29%

                               AST MFS LARGE-CAP VALUE PORTFOLIO (AVAILABLE AUGUST 20, 2012)
                   -----------------------------------------------------------------------------------------
December 31, 2013    1,183 $12.28936 to  $13.69602 $   15,936   0.00%    0.55%  to   2.70%   25.05% to   33.76%
December 31, 2012      103 $10.15815 to  $10.23902 $    1,049   0.00%    0.55%  to   2.65%    1.60% to    2.39%

                                    AST BOND PORTFOLIO 2024 (AVAILABLE JANUARY 02, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013    7,249 $ 8.62024 to  $ 8.80746 $   63,244   0.00%    1.15%  to   3.25%  -13.80% to  -11.93%

                          AST AQR EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013      117 $10.06910 to  $10.19183 $    1,184   0.00%    0.55%  to   1.95%    0.71% to    1.92%

                          AST CLEARBRIDGE DIVIDEND GROWTH PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013    1,526 $11.56161 to  $11.77434 $   17,800   0.00%    0.55%  to   2.65%   15.64% to   17.75%

                          AST QMA EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013       48 $ 9.58150 to  $ 9.69426 $      467   0.00%    0.55%  to   1.90%   -4.17% to   -3.05%

                           AST MULTI-SECTOR FIXED INCOME PORTFOLIO (AVAILABLE FEBRUARY 25, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013   73,129 $ 9.51265 to  $ 9.57903 $  695,654   0.00%    1.10%  to   1.90%   -4.86% to   -4.20%

                               AST BLACKROCK ISHARES ETF PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013    8,247 $10.39072 to  $10.58015 $   86,639   0.00%    0.55%  to   3.15%    3.93% to    5.81%

                      AST FRANKLIN TEMPLETON FOUNDING FUNDS PLUS PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013   32,310 $10.72647 to  $10.89883 $  349,718   0.00%    0.55%  to   2.85%    7.29% to    8.99%

                            AST DEFENSIVE ASSET ALLOCATION PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013    8,260 $ 9.58831 to  $ 9.76317 $   80,066   0.00%    0.55%  to   3.15%   -4.09% to   -2.36%

                                   AST AQR LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   -----------------------------------------------------------------------------------------
December 31, 2013       66 $11.61220 to  $11.72588 $      766   0.00%    0.55%  to   2.00%   16.14% to   17.26%

                                      A76

                              AT YEAR ENDED                            FOR YEAR ENDED
                   ------------------------------------  ---------------------------------------------
                                                   NET   INVESTMENT
                   UNITS        UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------ ---------- -----------------  ----------------
                               AST QMA LARGE-CAP PORTFOLIO (AVAILABLE APRIL 29, 2013)
                   ----------------------------------------------------------------------------------
December 31, 2013    12   $11.64780 to  $11.76574  $136    0.00%    0.55%  to   2.05%  16.50% to  17.66%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        *** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended
            December 31, 2013 or from the effective date of the subaccount through the end of the reporting period.

        ****Investment Income Ratio for the Prudential Money Market Portfolio is less than 0.01%.

        CHARGES AND EXPENSES

        A. MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is the risk that annuitants may live longer than estimated and expense risk is the risk that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The daily mortality risk and expense risk charges are assessed through the reduction in unit values.

                                      A77

        B. ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the reduction in unit values.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.85%     Premier Retirement Variable Annuity - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.10%     Prudential Defined Income- No Optional Benefits
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Retirement Advisor - With Combo 5% and HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity
               Discovery Preferred Variable Annuity
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
             Premier Retirement B Share- No Optional Benefits
             Premier Retirement C- No Optional Benefits, after 9th anniversary ("Cliff" year)
             Premier Retirement L- No Optional Benefits, after 9th anniversary ("Cliff" year)
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
               Premier Bb Series with LT5 or HD5
               Premier Bb Series - with HD GRO
               Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
               Discovery Choice Enhanced
               Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with GMDB with Step Up and Roll Up
               Premier B Series with HDV
               Premier B Series with Roll-up & HAV

                                      A78

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Premier Bb Series with SLT5
               Premier Retirement B - With HAV
               Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier B Series with HD GRO
               Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and Step Up
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with HD GRO
               Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             With HDV
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
               Premier X Series with HD GRO
               Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HD GRO II OR GRO Plus II
             Premier Retirement L - No Optional Benefits
             Prudential Defined Income - With Defined Income Benefit
   1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
               GRO Plus II
             Premier Retirement C Share - No Optional Benefits
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
               Premier L Series with HDV
               Premier L Series with Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV

                                      A79

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ------------------------------------------------------------------------------------------
   2.05%     Premier X Series with HDV
               Premier X Series with Roll-up & HAV
               Premier Bb Series with LT5
               Premier Bb Series with LT5 and HDV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier L Series with HD GRO
               Premier Retirement B - With Combo 5% and HAV
               Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier X Series with LT5 or HD5
               Premier X Series with HD GRO
               Premier Retirement C - With HAV
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
               Premier B Series with LT5
               Premier B Series with LT5 and HDV
               Premier B Series with LT5 or HD5 and Roll-up & HAV
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
               Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step
                Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
               Premier Retirement L - With HD GRO II OR GRO Plus II

                                      A80

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -----------------------------------------------------------------------------------------------
   2.35%     Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
              Roll Up
               Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Enhanced FlexElite with SLT5
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
               Premier Retirement L - With Combo 5% and HAV
   2.55%     Premier Retirement C - With Combo 5% and HAV
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or
              Step Up
             With LT5 or HD5 and with HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Premier L Series with LT5
               Premier L Series with LT5 and HDV
               Premier L Series with LT5 or HD5 and Roll-up & HAV
               Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
               Premier X Series with LT5 and HDV
               Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
               Premier X Series with LT5 or HD5 and Roll-up & HAV
               Premier Retirement X - With Combo 5% and HAV
   2.70%     Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
               Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
               Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   3.10%     Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.15%     Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II
   3.25%     Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and
              GRO Plus II

        C. WITHDRAWAL CHARGES

        A deferred sales charge may be assessed upon full or partial contract owner redemptions. The charge compensates Pruco Life for paying the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-9%. The charge is assessed through the redemption of units.

                                      A81

        D. OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the Optional Benefit Fee is a percentage of the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Income v2.1, Spousal Highest Daily Lifetime Income v2.1, Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income v2.1 with Highest Daily Death Benefit, Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income 2.0, Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Spousal Highest Daily Lifetime Income 2.0 with Highest Daily Death Benefit, Highest Daily Lifetime Income, Highest Daily Lifetime Income with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Income, Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the Optional Benefit Fee is assessed against the greater of the unadjusted account value or the Protected Withdrawal Value and is deducted pro rata from the Subaccounts on a quarterly basis.

        An annual Maintenance Fee is charged if purchase payments or account value is less than a stated amount (varies by product and may vary by State).

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Contracts reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the contract.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or Fixed Rate Option--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Other charges--are various contract level charges as described in contract charges and features section located above.

                                      A82

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 09, 2014

                                      A83

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2013 and 2012

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                            Page #
                                                                            ------
Financial Statements
Management's Annual Report on Internal Control Over Financial Reporting       B-2

Consolidated Financial Statements:

Consolidated Statements of Financial Position - December 31, 2013 and 2012    B-3

Consolidated Statements of Operations and Comprehensive Income (Loss)
Years ended December 31, 2013, 2012 and 2011                                  B-4

Consolidated Statements of Equity
Years ended December 31, 2013, 2012 and 2011                                  B-5

Consolidated Statements of Cash Flows
Years ended December 31, 2013, 2012 and 2011                                  B-6

Notes to Consolidated Financial Statements                                    B-8

Report of Independent Registered Public Accounting Firm                      B-60

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2013, of the Company's internal control over financial reporting, based on the framework established in Internal Control--Integrated Framework
(1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2013.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 10, 2014

                         Part I--Financial Information

Item 1. Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                 Consolidated Statements of Financial Position
   As of December 31, 2013 and December 31, 2012 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                  December 31,    December 31,
                                                                                      2013            2012
                                                                                 --------------- ---------------
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2013 -
 $5,538,933; 2012 - $5,662,255)                                                  $     5,651,401 $     6,135,765
Equity securities, available-for-sale, at fair value (cost: 2013 - $567; 2012 -
 $3,119)                                                                                     771           4,327
Trading account assets, at fair value                                                     18,892          11,376
Policy loans                                                                           1,086,772       1,079,714
Short-term investments                                                                    16,002         112,337
Commercial mortgage and other loans                                                    1,532,165       1,463,977
Other long-term investments                                                              226,704         284,489
                                                                                 --------------- ---------------
   Total investments                                                                   8,532,707       9,091,985
Cash and cash equivalents                                                                307,243         412,109
Deferred policy acquisition costs                                                      5,034,299       3,679,061
Accrued investment income                                                                 89,465          90,653
Reinsurance recoverables                                                              13,657,859       7,032,175
Receivables from parents and affiliates                                                  262,362         183,044
Deferred sales inducements                                                               989,889         787,891
Income taxes                                                                                   -           9,910
Other assets                                                                              45,983          47,453
Separate account assets                                                              100,402,349      80,887,276
                                                                                 --------------- ---------------
   TOTAL ASSETS                                                                  $   129,322,156 $   102,221,557
                                                                                 =============== ===============
LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                                  $    14,303,330 $     8,557,077
Future policy benefits and other policyholder liabilities                              6,916,669       6,696,813
Cash collateral for loaned securities                                                     84,867          48,068
Income taxes                                                                             186,015               -
Short-term debt to affiliates                                                            274,900         272,000
Long-term debt to affiliates                                                           1,592,000       1,511,000
Payables to parent and affiliates                                                        191,065           6,694
Other liabilities                                                                        964,740         726,737
Separate account liabilities                                                         100,402,349      80,887,276
                                                                                 --------------- ---------------
   TOTAL LIABILITIES                                                                 124,915,935      98,705,665
                                                                                 --------------- ---------------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value; 1,000,000 shares, authorized; 250,000 shares,
 issued and outstanding)                                                                   2,500           2,500
Additional paid-in capital                                                               804,237         818,303
Retained earnings                                                                      3,542,838       2,427,628
Accumulated other comprehensive income                                                    56,646         267,461
                                                                                 --------------- ---------------
   TOTAL EQUITY                                                                        4,406,221       3,515,892
                                                                                 --------------- ---------------
TOTAL LIABILITIES AND EQUITY                                                     $   129,322,156 $   102,221,557
                                                                                 =============== ===============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

     Consolidated Statements of Operations and Comprehensive Income (Loss)
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                              -------------- -------------- --------------
                                                                                   2013           2012           2011
                                                                              -------------- -------------- --------------
REVENUES
Premiums                                                                      $       56,851 $       68,136 $       72,787
Policy charges and fee income                                                      1,880,925      1,534,763      1,109,495
Net investment income                                                                419,011        417,510        439,950
Asset administration fees                                                            332,288        286,302        203,508
Other income                                                                          20,149         74,013         43,861
Realized investment gains (losses), net:
  Other-than-temporary impairments on fixed maturity securities                     (12,268)       (34,926)       (71,348)
  Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income                                           7,827         28,692         62,379
  Other realized investment gains (losses), net                                      (9,009)      (150,213)        271,052
                                                                              -------------- -------------- --------------
       Total realized investment gains (losses), net                                (13,450)      (156,447)        262,083
                                                                              -------------- -------------- --------------
 TOTAL REVENUES                                                                    2,695,774      2,224,277      2,131,684
                                                                              -------------- -------------- --------------

BENEFITS AND EXPENSES
Policyholders' benefits                                                              178,924        353,494        312,211
Interest credited to policyholders' account balances                                  45,737        165,992        502,585
Amortization of deferred policy acquisition costs                                  (524,311)       (38,969)        973,203
General, administrative and other expenses                                           890,794        878,383        697,884
                                                                              -------------- -------------- --------------
 TOTAL BENEFITS AND EXPENSES                                                         591,144      1,358,900      2,485,883
                                                                              -------------- -------------- --------------

INCOME (LOSS) FROM OPERATIONS BEFORE INCOME TAXES                                  2,104,630        865,377      (354,199)
                                                                              -------------- -------------- --------------

 Income taxes:
  Current                                                                            250,601        216,654         42,474
  Deferred                                                                           315,819       (35,614)      (263,930)
                                                                              -------------- -------------- --------------
 Total Income tax expense (benefit)                                                  566,420        181,040      (221,456)
                                                                              -------------- -------------- --------------
NET INCOME (LOSS)                                                             $    1,538,210 $      684,337 $     (132,743)
                                                                              -------------- -------------- --------------

Other comprehensive income (loss), before tax:
  Foreign currency translation adjustments                                               224            192          (178)
  Net unrealized investment gains (losses):
    Unrealized investment gains (losses) for the period                            (290,636)        105,543        122,946
    Reclassification adjustment for (gains) losses included in net income           (33,920)       (22,644)       (75,822)
                                                                              -------------- -------------- --------------
  Net unrealized investment gains (losses)                                         (324,556)         82,899         47,124
                                                                              -------------- -------------- --------------
Other comprehensive income (loss), before tax                                      (324,332)         83,091         46,946
                                                                              -------------- -------------- --------------
  Less: Income tax expense (benefit) related to:
    Foreign currency translation adjustments                                              78             67           (62)
    Net unrealized investment gains (losses)                                       (113,595)         29,191         16,479
                                                                              -------------- -------------- --------------
     Total                                                                         (113,517)         29,258         16,417
Other comprehensive income (loss), net of tax:                                     (210,815)         53,833         30,529
                                                                              -------------- -------------- --------------
COMPREHENSIVE INCOME (LOSS)                                                   $    1,327,395 $      738,170 $    (102,214)
                                                                              ============== ============== ==============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                       Consolidated Statements of Equity
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                                             Accumulated
                                                                                                Other
                                                                Additional                   Comprehensive
                                                     Common      Paid-in      Retained          Income
                                                     Stock       Capital       Earnings         (Loss)        Total Equity
                                                    --------   -----------   ------------   --------------   -------------

Balance, December 31, 2010                          $  2,500   $  792,226    $  1,902,185    $    183,099    $  2,880,010
Contributed Capital-Parent/Child Asset Transfers           -        3,543               -               -           3,543
Affiliated asset transfers                                 -       40,252        (26,151)               -          14,101
Comprehensive income (loss):
  Net income (loss)                                        -            -       (132,743)               -       (132,743)
  Other comprehensive income (loss), net of tax            -            -               -          30,529          30,529
                                                                                                             ------------
Total comprehensive income (loss)                                                                               (102,214)
                                                    --------   ----------    ------------    ------------    ------------

Balance, December 31, 2011                          $  2,500   $  836,021    $  1,743,291    $    213,628    $  2,795,440
Contributed Capital-Parent/Child Asset Transfers           -     (17,718)               -               -        (17,718)
Affiliated asset transfers                                 -            -               -               -               -
Comprehensive income (loss):
  Net income (loss)                                        -            -         684,337               -         684,337
  Other comprehensive income (loss), net of tax            -            -               -          53,833          53,833
                                                                                                             ------------
Total comprehensive income (loss)                                                                                 738,170
                                                    --------   ----------    ------------    ------------    ------------

Balance, December 31, 2012                          $  2,500   $  818,303    $  2,427,628    $    267,461    $  3,515,892
Dividend to Parent                                         -            -       (423,000)               -       (423,000)
Capital-Asset Transfer Activity (Parent-Child)             -     (14,066)               -               -        (14,066)
Comprehensive income (loss):

  Net income (loss)                                        -            -       1,538,210               -       1,538,210
  Other comprehensive income (loss), net of tax            -            -               -       (210,815)       (210,815)
                                                                                                             ------------
Total comprehensive income (loss)                                                                               1,327,395
                                                    --------   ----------    ------------    ------------    ------------

Balance, December 31, 2013                          $  2,500   $  804,237    $  3,542,838    $     56,646    $  4,406,221
                                                    ========   ==========    ============    ============    ============

                See Notes to Consolidated Financial Statements

                         PRUCO LIFE INSURANCE COMPANY

                     Consolidated Statements of Cash Flows
          Years Ended December 31, 2013, 2012 and 2011 (in thousands)
--------------------------------------------------------------------------------

                                                                            2013           2012           2011
                                                                       -------------- -------------- --------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income                                                              $   1,538,210  $     684,337  $   (132,743)
Adjustments to reconcile net income to net cash provided by operating activities:
 Policy charges and fee income                                              (113,831)      (163,640)      (127,683)
 Interest credited to policyholders' account balances                          45,737        165,992        502,585
 Realized investment (gains) losses, net                                       13,450        156,447      (262,083)
 Amortization and other non-cash items                                       (43,677)       (56,322)       (68,098)
 Change in:
   Future policy benefits and other insurance liabilities                   1,185,681      1,337,078        870,582
   Reinsurance recoverables                                               (1,211,151)    (1,117,361)      (798,474)
   Accrued investment income                                                  (4,286)        (6,372)          6,785
   Receivables from parent and affiliates                                    (88,490)          5,571         46,595
   Payables to parent and affiliates                                           23,110            855       (48,064)
   Deferred policy acquisition costs                                      (1,346,386)    (1,210,728)      (123,100)
   Income taxes payable                                                       341,965         81,763      (412,217)
   Deferred sales inducements                                                (20,871)      (199,005)      (289,642)
   Other, net                                                                 (1,855)          7,961        156,698
                                                                       -------------- -------------- --------------
Cash flows from (used in) operating activities                          $     317,606  $   (313,424)  $   (678,859)
                                                                       -------------- -------------- --------------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
 Fixed maturities, available for sale                                   $   1,570,701  $   1,019,890  $   1,069,922
 Short-term investments                                                       662,351      1,424,173      1,167,039
 Policy loans                                                                 130,655        131,511        122,721
 Ceded policy loans                                                           (9,156)        (7,951)        (1,861)
 Commercial mortgage and other loans                                          207,340        149,621         82,098
 Other long-term investments                                                   12,933         11,557         10,612
 Equity securities, available for sale                                         13,596          9,862         10,355
 Trading account assets, at fair value                                          7,524         14,325          5,174
Payments for the purchase/origination of:
 Fixed maturities, available for sale                                     (1,934,430)    (1,646,619)    (1,135,456)
 Short-term investments                                                     (566,100)    (1,253,361)    (1,203,342)
 Policy loans                                                               (101,357)      (129,521)      (102,230)
 Ceded policy loans                                                             9,687         16,320          5,538
 Commercial mortgage and other loans                                        (367,857)      (239,086)      (204,951)
 Other long-term investments                                                 (84,859)       (75,664)       (70,641)
 Equity securities, available for sale                                       (10,574)        (5,024)        (8,528)
 Trading account assets, at fair value                                        (9,478)              -              -
 Notes receivable from parent and affiliates, net                               4,641          5,714          6,842
 Other, net                                                                       160        (1,885)          2,757
                                                                       -------------- -------------- --------------
Cash flows from (used in) investing activities                          $   (464,223)  $   (576,138)  $   (243,951)
                                                                       -------------- -------------- --------------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
 Policyholders' account deposits                                        $   3,091,818  $   4,154,752  $   3,044,607
 Ceded policyholders' account deposits                                      (413,181)      (312,528)      (117,916)

 Policyholders' account withdrawals                                       (2,399,425)    (3,178,207)    (2,555,035)
 Ceded policyholders' account withdrawals                                      47,114         31,419          8,824
 Net change in securities sold under agreement to repurchase and cash
 collateral for loaned securities                                              36,799      (146,074)        114,612
 Dividend to parent                                                         (423,000)              -              -
 Contributed/Distributed capital - parent/child asset transfers               (3,374)       (20,900)          3,543
 Net change in financing arrangements (maturities 90 days or less)          (155,100)         29,000        129,000
 Net change in long-term borrowing                                             21,100          3,786       (59,401)
 Drafts outstanding                                                           239,000        453,000        277,000

                                                       ------------ -------------- ------------
Cash flows from (used in) financing activities          $    41,751  $   1,014,248  $   845,234
                                                       ------------ -------------- ------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS      (104,866)        124,686     (77,576)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                412,109        287,423      364,999
                                                       ------------ -------------- ------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                $   307,243  $     412,109  $   287,423
                                                       ============ ============== ============
SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes paid, net of refunds                     $ (250,087)  $     134,603  $   166,606
  Interest paid                                         $    40,209  $      43,717  $    33,104

                See Notes to Consolidated Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $56 million of increases in fixed maturities, available for sale and $132 million of decreases in fixed maturities, available for sale related to the amendments of the reinsurance agreements between the Company and UPARC, an affiliate, and the Company, and PAR U, an affiliate in the first quarter of 2013. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $192 million of increases in fixed maturities, available for sale, and commercial mortgages and $704 million of decreases in fixed maturities, available for sale, and commercial mortgages related to the amendments of the reinsurance agreements between the Company and UPARC, an affiliate, and the Company, and PAR U, an affiliate, in the third quarter of 2013. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $4,951 million of increases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the coinsurance of Guaranteed Universal Life ("GUL") business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business. Cash Flows from Investing Activities for the twelve months ended December 31, 2013 excludes $4,952 million of decreases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the subsequent retrocession of this GUL business assumed from Prudential Insurance to PAR U, an affiliate. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Financing Activities for the twelve months ended December 31, 2013 excludes $12 million of decreases in Contributed/Distributed capital-parent/child asset transfers related to the coinsurance of GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business.

Cash Flows from Investing Activities for the twelve months ended December 31, 2012 excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company's wholly owned subsidiary PLNJ and PAR U, in the third quarter of 2012. See Note 13 to the Consolidated Financial Statements for more information on related party transactions.

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows excludes $313 million of increases in fixed maturities, available for sale related to a non-cash transfer of assets to the Company. These assets were received as consideration of premium due to the Company for the recapture of policies issued prior to January 1, 2011 previously reinsured by Universal Prudential Arizona Reinsurance Company, or "UPARC," an affiliate (See Note 13).

Cash Flows from Investing Activities in the 2011 Consolidated Statement of Cash Flows also excludes $1,054 million of decreases in fixed maturities available for sale related to the coinsurance transaction with PAR U, an affiliate (See
Note 13). The assets transferred included $1,009 million of consideration for the initial premium due under the coinsurance agreement with this affiliate and $45 million to Prudential Insurance, the Company's parent company, to settle tax expenses arising from this coinsurance transaction.

                         Pruco Life Insurance Company

                  Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities, primarily through affiliated and unaffiliated distributors, in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ," and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.

Acquisition of The Hartford's Individual Life Insurance Business

On January 2, 2013, Prudential Insurance acquired the individual life insurance business of The Hartford Financial Services Group, Inc. ("The Hartford") through a reinsurance transaction. Under the agreement, Prudential Insurance paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. This acquisition increases our scale in the U.S. individual life insurance market, particularly universal life products, and provides complimentary distribution opportunities through expanded wirehouse and bank distribution channels.

In connection with this transaction, Prudential Insurance retroceded to the Company, the portion of the assumed business that is classified as guaranteed universal life insurance ("GUL") with account values of approximately $4 billion as of January 2, 2013. The Company has reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $30 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on equity, as determined in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"), or the statutory capital and surplus of the Company.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. GAAP. Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2.  SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company's principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available-for-sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are carried at amortized cost and classified as "held-to-maturity." The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as the related amortization of premium and

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as "available-for-sale," net of tax, and the effect on deferred policy acquisition costs ("DAC"), deferred sales inducements ("DSI"), future policy benefits, and policyholder account balances that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)" ("AOCI").

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in "Asset administration fees and other income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available-for-sale, at fair value, are comprised of common stock, and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, DSI, future policy benefits, and policyholder account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned. Policy loans are fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, or as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as "Net investment income;" however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in "General and administrative expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company's income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company's investment in operating joint ventures, is included in "Net investment income." The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See "Derivative Financial Instruments" below for additional information regarding the accounting for derivatives.

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)" ("OCI"). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including deferred policy acquisition costs, DSI, certain future policy benefits, policyholder account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value." The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Deferred Policy Acquisition Costs

Costs that vary with and that are directly related to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily include commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. See below under "Adoption of New Accounting Pronouncements" for a discussion of the authoritative guidance adopted effective January 1, 2012, regarding which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. In each reporting period, capitalized DAC is amortized to "Amortization of deferred policy acquisition costs," net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

Deferred policy acquisition costs related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts (at least 30 years) in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive the future equity return assumptions.

However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. In addition to the gross profit components previously mentioned, the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities are also included in actual gross profits used as the basis for calculating current period amortization and, in certain instances, in management's estimate of total gross profits used for setting the amortization rate, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 13. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in "Amortization of deferred policy acquisition costs" in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred Sales Inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances." Deferred sales inducements, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 7 for additional information regarding sales inducements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders' account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company's consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13.

Future Policy Benefits

The Company's liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Note 10.

The Company's liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on the Company's experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 7 for additional information regarding future policy benefits.

Policyholders' Account Balances

The Company's liability for policyholders' account balances primarily represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the general accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the general account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contractholder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contractholder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by contract year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities." Assumed interest rates ranged from 0.00% to 14.75% at December 31, 2013, and from 1.00% to 14.75% at December 31, 2012.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products also include amortization of DAC. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities."

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are considered embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to "Policyholders' account balances" and/or "Separate account liabilities." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income from contractholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note
13). In addition, the Company receives fees from contractholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter ("OTC") market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 11, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within "Other trading account assets, at fair value" or "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in "Realized investment gains (losses), net." Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within "Trading account assets, at fair value."

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverables" or "Other liabilities," respectively. Changes in the fair value are determined using valuation models as described in Note 10, and are recorded in "Realized investment gains (losses), net."

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in "Reinsurance recoverables," and changes in "Realized investment gains (losses), net." In the third quarter of 2011, the Company amended its reinsurance agreement resulting in a recapture of a portion of this business (See Note 13) effective July 1, 2011. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company entered into a new coinsurance agreement with an affiliate, PAR U effective July 1, 2011. The settlement of the initial coinsurance premium also occurred subsequent to the effective date of the coinsurance agreement and contains a settlement provision similar to the recapture premium, discussed above. The adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

In the third quarter of 2012, the Company's wholly owned subsidiary, PLNJ, entered a new coinsurance agreement with an affiliate, PAR U effective July 1, 2012. The settlement of the initial coinsurance premium occurred subsequent to the effective date of the coinsurance agreement. As a result, the settlement was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment to the initial coinsurance premium was equal to the earned interest and changes in market values from the effective date through settlement date related to fixed maturity securities from an asset portfolio within PLNJ. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


In the third quarter of 2013, the Company further amended its reinsurance agreement with UPARC resulting in the recapture of a portion of this business (See Note 13 for additional information about this agreement) effective July 1, 2013. Pursuant to the recapture amendment, the settlement of the recapture premium occurred subsequent to the effective date of the recapture. As a result, the recapture premium was treated as if settled on the effective date and adjusted for the time elapsed between the effective date and the settlement date. This adjustment was equal to the interest earned from the effective date through the settlement date related to fixed maturity securities and commercial mortgages held by UPARC. This settlement feature was accounted for as a derivative.

Concurrent with the recapture discussed above, the Company, excluding its subsidiaries, amended its coinsurance agreement with PAR U effective July 1, 2013. The settlement of the initial coinsurance premium also occurred subsequent to the effective date and the amendment contains a settlement provision similar to the recapture premium discussed above. The adjustment to the coinsurance premium was equal to the interest earned from the effective date through the settlement date related to fixed maturity securities and commercial mortgages from both an asset portfolio within the Company, as well as an asset portfolio within UPARC. The settlement feature of this agreement was accounted for as a derivative (See Note 13 for additional information about this agreement).

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 13 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company's tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company's income statement. Deferred tax liabilities generally represent tax expense recognized in the Company's financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company's tax return but have not yet been recognized in the Company's financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company's deferred tax assets and establish a valuation allowance if necessary to reduce the Company's deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.

See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board ("FASB") issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company's consolidated financial position, results of operations, or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate ("LIBOR"). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013 and should be applied prospectively. Adoption of the guidance did not have a significant effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance is effective for the first interim or annual reporting period beginning after December 15, 2012 and should be applied prospectively. The disclosures required by this guidance are included in Note 3.

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance is effective for interim or annual reporting periods beginning on or after January 1, 2013, and should be applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 11.

Effective January 1, 2012, the Company adopted retrospectively new authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Prior period financial information presented in these financial statements has been adjusted to reflect the retrospective adoption of the amended guidance. The impact of the retrospective adoption of this guidance on previously reported December 31, 2011 and December 31, 2010 balances was a reduction in "Deferred policy acquisition costs" of $672 million and $684 million, an increase in "Policyholders' Account Balances" of $3 million and $3 million, and a reduction in "Total equity" of $469 million and $446 million, respectively. As of December 31, 2011, "Other Liabilities" increased $48 million and "Reinsurance Recoverables" increased $2 million related to the impact of this guidance on the 2011 coinsurance agreement with PAR U (see Note 13), The impact of the retrospective adoption of this guidance on previously reported income from continuing operations before income taxes for the years ended December 31, 2011, 2010 and 2009 was a decrease of $34 million, $125 million and $53 million, respectively. The lower level of costs now qualifying for deferral will be only partially offset by a lower level of amortization of "Deferred policy acquisition costs," and, as such, will initially result in lower earnings in future periods primarily reflecting lower deferrals of wholesaler costs. While the adoption of this amended guidance changes the timing of when certain costs are reflected in the Company's results of operations, it has no effect on the total acquisition costs to be recognized over time and has no impact on the Company's cash flows.

In June 2011, the FASB issued updated guidance regarding the presentation of comprehensive income. The updated guidance eliminates the option to present components of other comprehensive income as part of the statement of changes in stockholders' equity. Under the updated guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The updated guidance does not change the items that are reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income. The Company opted to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in two separate but consecutive statements. The Consolidated Financial Statements included herein reflect the adoption of this updated guidance.

In May 2011, the FASB issued updated guidance regarding the fair value measurements and disclosure requirements. The updated guidance clarifies existing guidance related to the application of fair value measurement methods and requires expanded disclosures. This new guidance is effective for

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

the first interim or annual reporting period beginning after December 15, 2011, and should be applied prospectively. The expanded disclosures required by this guidance are included in Note 10. Adoption of this guidance did not have a significant effect on the Company's consolidated financial position or results of operations.

In April 2011, the FASB issued updated guidance regarding the assessment of effective control for repurchase agreements. This new guidance is effective for the first interim or annual reporting period beginning on or after December 15, 2011, and should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. The Company's adoption of this guidance did not have a significant effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In April 2011, the FASB issued updated guidance clarifying which restructurings constitute troubled debt restructurings. It is intended to assist creditors in their evaluation of whether conditions exist that constitute a troubled debt restructuring. This new guidance is effective for the first interim or annual reporting period beginning on or after June 15, 2011, and should be applied retrospectively to the beginning of the annual reporting period of adoption. The Company's adoption of this guidance in the third quarter of 2011 did not have a significant effect on the Company's consolidated financial position, results of operations, or financial statement disclosures.

Future Adoption of New Accounting Pronouncements

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance is effective for interim or annual reporting periods that begin after December 15, 2013, and should be applied prospectively, with early application permitted. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company's consolidated financial position, results of operations, or financial statement disclosures.

3.  INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                             December 31, 2013
                                             ---------------------------------------------------------------------------------
                                                                                                                  Other-than-
                                                                  Gross           Gross                            temporary
                                                Amortized       Unrealized      Unrealized          Fair          Impairments
                                                  Cost            Gains           Losses            Value         in AOCI (3)
                                             ---------------   -------------   -------------   ---------------   -------------
                                                                              (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                    $        89,497   $       5,910   $       1,882   $        93,525   $           -
Obligations of U.S. states and their
 political subdivisions                               83,807           1,518           6,374            78,951               -
Foreign government bonds                              20,357           3,640               -            23,997               -
Public utilities                                     796,747          32,303          29,281           799,769               -
Redeemable preferred stock                               681             126               -               807               -
All other corporate securities                     3,661,419         168,717          89,343         3,740,793           (252)
Asset-backed securities (1)                          216,081           8,687           2,677           222,091         (7,783)
Commercial mortgage-backed securities                510,255          20,316           8,563           522,008               -
Residential mortgage-backed
 securities (2)                                      160,089          10,870           1,499           169,460           (973)
                                             ---------------   -------------   -------------   ---------------   -------------
     Total fixed maturities,
       available-for-sale                    $     5,538,933   $     252,087   $     139,619   $     5,651,401   $     (9,008)
                                             ===============   =============   =============   ===============   =============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                          $           131   $          29   $           -   $           160
   Industrial, miscellaneous & other                       4              12               -                16
   Mutual funds                                           91               3               3                91
Non-redeemable preferred stocks                          341             163               -               504
                                             ---------------   -------------   -------------   ---------------
     Total equity securities,
       available-for-sale                    $           567   $         207   $           3   $           771
                                             ===============   =============   =============   ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $14 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                                                                           December 31, 2012
                                           ---------------------------------------------------------------------------------
                                                                                                                Other-than-
                                                                Gross           Gross                            temporary
                                              Amortized       Unrealized      Unrealized         Fair           Impairments
                                                Cost            Gains           Losses           Value          in AOCI (3)
                                           ---------------   -------------   ------------   ---------------   --------------
                                                                             (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                  $       172,541   $      15,088   $         10   $       187,619   $            -
Obligations of U.S. states and their
 political subdivisions                             79,166           6,516            485            85,197                -
Foreign government bonds                            21,709           5,802              -            27,511                -
Public utilities                                   620,654          68,512          1,334           687,832                -
Redeemable preferred stock                           6,400             360              -             6,760                -
Corporate securities                             3,601,052         309,470          6,480         3,904,042             (344)
Asset-backed securities (1)                        360,258          19,362          6,146           373,474          (21,330)
Commercial mortgage-backed securities              446,558          42,932             69           489,421                -
Residential mortgage-backed
 securities (2)                                    353,917          20,228            236           373,909           (1,095)
                                           ---------------   -------------   ------------   ---------------   --------------
     Total fixed maturities,
       available-for-sale                  $     5,662,255   $     488,270   $     14,760   $     6,135,765   $     (22,769)
                                           ===============   =============   ============   ===============   ==============

Equity securities, available-for-sale
Common Stocks:
   Public utilities                        $             -   $           -   $          -   $             -
   Industrial, miscellaneous & other (4)             1,566           1,118              -             2,684
   Mutual funds (4)                                    157               6              9               154
Non-redeemable preferred stocks                      1,396              93              -             1,489
                                           ---------------   -------------   ------------   ---------------
     Total equity securities,
       available-for-sale                  $         3,119   $       1,217   $          9   $         4,327
                                           ===============   =============   ============   ===============

(1)Includes credit-tranched securities collateralized by sub-prime mortgages, credit cards, education loans, and other asset types.
(2)Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.
(3)Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $22 million of net unrealized gains or losses on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(4)Prior period has been reclassified to conform to the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2013, are as follows:

                                              Available-for-Sale
                                        -------------------------------
                                        Amortized Cost    Fair Value
                                        --------------- ---------------
                                                (in thousands)
Due in one year or less                 $       264,190 $       268,309
Due after one year through five years         1,110,508       1,200,139
Due after five years through ten years        1,422,256       1,463,339
Due after ten years                           1,855,554       1,806,055
Asset-backed securities                         216,081         222,091
Commercial mortgage-backed securities           510,255         522,008
Residential mortgage-backed securities          160,089         169,460
                                        --------------- ---------------
  Total                                 $     5,538,933 $     5,651,401
                                        =============== ===============

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                              2013           2012           2011
                                         -------------  -------------  -------------
                                                        (in thousands)
Fixed maturities, available-for-sale
 Proceeds from sales                     $     816,125  $     116,493  $     218,200
 Proceeds from maturities/repayments           760,433        903,272        836,724
 Gross investment gains from sales,
   prepayments and maturities                   60,261         31,720         83,600
 Gross investment losses from sales and
   maturities                                  (22,380)        (1,171)          (411)

Equity securities, available-for-sale
 Proceeds from sales                     $      13,603  $       9,862  $       6,397
 Proceeds from maturities/repayments                 3              -          3,958
 Gross investment gains from sales               1,337          1,027          3,857
 Gross investment losses from sales               (791)          (529)             0

Fixed maturity and equity security
 impairments
 Net writedowns for
   other-than-temporary impairment
   losses on fixed maturities
   recognized in earnings (1)            $      (4,441) $      (6,236) $      (8,969)
 Writedowns for impairments on equity
   securities                                      (67)        (2,168)        (2,255)

(1)Excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). For these securities, the net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

Credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the OTTI loss was recognized in OCI

                                                              Year Ended      Year Ended
                                                             December 31,    December 31,
                                                                 2013            2012
                                                             -----------------------------
                                                                    (in thousands)
Balance, beginning of period                                     $ 27,702     $    31,507
Credit loss impairments previously recognized on securities
 which matured, paid down, prepaid or were sold during the
 period                                                           (14,330)         (4,126)
Credit loss impairments previously recognized on securities
 impaired to fair value during the period                               -          (3,240)
Credit loss impairment recognized in the current period on
 securities not previously impaired                                    31              15
Additional credit loss impairments recognized in the
 current period on securities previously impaired                     798           2,266
Increases due to the passage of time on previously recorded
 credit losses                                                        915           2,430
Accretion of credit loss impairments previously recognized
 due to an increase in cash flows expected to be collected           (456)         (1,150)
                                                             ------------    ------------
Balance, end of period                                           $ 14,660     $    27,702
                                                             ============    ============

Trading Account Assets

The following table sets forth the composition of "Trading account assets" as of the dates indicated:

                                   December 31, 2013           December 31, 2012
                              --------------------------- ---------------------------
                                Amortized       Fair        Amortized       Fair
                                  Cost          Value         Cost          Value
                              ------------- ------------- ------------- -------------
                                                  (in thousands)
Fixed maturities              $      14,118 $      16,162 $       7,647 $       8,099
Equity securities (1)                 1,388         2,730         3,083         3,277
                              ------------- ------------- ------------- -------------
Total trading account assets  $      15,506 $      18,892 $      10,730 $      11,376
                              ============= ============= ============= =============

(1)Included in equity securities are perpetual preferred stock securities that have characteristics of both debt and equity securities.

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Other income" was $2.7 million, ($0.5) million and ($0.5) million during the years ended December 31, 2013, 2012, and 2011, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Commercial Mortgage and Other Loans

The Company's commercial mortgage and other loans are comprised as follows, as of the dates indicated:

                                                 December 31, 2013                 December 31, 2012
                                         --------------------------------- --------------------------------
                                              Amount           % of             Amount                % of
                                          (in thousands)       Total        (in thousands)            Total
                                         ----------------   -----------    ----------------        -----------
Commercial mortgage and other loans by
 property type:
Retail                                   $        467,059          30.5%   $        461,939               31.4%
Apartments/Multi-Family                           298,365          19.5             239,623               16.3
Industrial                                        272,239          17.7             273,900               18.6
Office                                            195,499          12.8             237,566               16.2
Other                                             102,294           6.6              89,548                6.1
Hospitality                                        90,085           5.9              50,052                3.4
                                         ----------------   -----------    ----------------        -----------
Total commercial mortgage loans                 1,425,541          93.0           1,352,628               92.0
Agricultural property loans                       107,118           7.0             117,377                8.0
                                         ----------------   -----------    ----------------        -----------
Total commercial and agricultural
 mortgage loans by property type                1,532,659         100.0%          1,470,005              100.0%
                                                            ===========                            ===========
Valuation allowance                               (8,904)                           (6,028)
                                         ----------------                  ----------------
Total net commercial and agricultural
 mortgage loans by property type                1,523,755                         1,463,977
                                         ----------------                  ----------------
Other Loans
Uncollateralized loans                              8,410                                 -
                                         ----------------                  ----------------
Total other loans                                   8,410                                 -
                                         ----------------                  ----------------
Total commercial mortgage and other
 loans                                   $      1,532,165                  $      1,463,977
                                         ================                  ================

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in California (20%), New Jersey (11%), and Texas (10%) at December 31, 2013.

Activity in the allowance for losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

                                                December 31, 2013       December 31, 2012       December 31, 2011
                                                ------------------     ------------------      -------------------
                                                                          (in thousands)
Allowance for losses, beginning of year         $            6,028     $           12,813      $            21,428
Addition to / (release of) allowance of losses               2,876                 (1,551)                  (8,615)
Charge-offs, net of recoveries                                   -                 (5,234)                       -
                                                ------------------     ------------------      -------------------
Allowance for losses, end of year (1)           $            8,904     $            6,028      $            12,813
                                                ==================     ==================      ===================

(1)Agricultural loans represent $0.3 million, $0.4 million and $0.4 million of the ending allowance at December 31, 2013, 2012 and 2011, respectively.

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

                                                                              December 31, 2013    December 31, 2012
                                                                             ---------------------------------------
                                                                                         (in thousands)
Allowance for Credit Losses:
Ending balance: individually evaluated for impairment (1)                    $             3,084   $             372
Ending balance: collectively evaluated for impairment (2)                                  5,820               5,656
                                                                             -------------------   -----------------
Total ending balance                                                         $             8,904   $           6,028
                                                                             ===================   =================

Recorded Investment: (3)
Ending balance gross of reserves: individually evaluated for impairment (1)  $             6,392   $           6,415
Ending balance gross of reserves: collectively evaluated for impairment (2)            1,534,677           1,463,590
                                                                             -------------------   -----------------
Total ending balance, gross of reserves                                      $         1,541,069   $       1,470,005
                                                                             ===================   =================

(1)There were no agricultural or uncollateralized loans individually evaluated for impairments at December 31, 2013 and 2012.
(2)Agricultural loans collectively evaluated for impairment had a recorded investment of $107 million and $117 million and a related allowance of $0.3 million and $0.4 million at December 31, 2013 and 2012, respectively. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8 million and $0 million at December 31, 2013 and 2012, respectively, and no related allowance for both periods.
(3)Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses, as of both December 31, 2013 and 2012, had a recorded investment and unpaid principal balance of $6.4 million and related

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

allowance of $3.1 million and $0.4 million, respectively, primarily related to other property types. At both December 31, 2013 and 2012, the Company held no impaired agricultural or uncollateralized loans. Net investment income recognized on these loans totaled $0 million and $0.5 million for the years ended December 31, 2013 and 2012, respectively.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at December 31, 2013 and 2012. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

As described in Note 2 loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage and other loans. As of December 31, 2013 and 2012, 97% of the $1.5 billion recorded investment and 96% of the $1.5 billion recorded investment, respectively, had a loan-to-value ratio of less than 80%. As of both December 31, 2013 and 2012, 96% of the recorded investment had a debt service coverage ratio of 1.0X or greater. As of December 31, 2013 and 2012, approximately 4% or $61 million and 4% or $59 million, respectively, of the recorded investment had a loan-to-value ratio greater than 100% or debt service coverage ratio less than 1.0X, reflecting loans where the mortgage amount exceeds the collateral value or where current debt payments are greater than income from property operations; none of which related to agricultural or uncollateralized loans.

As of both December 31, 2013 and 2012, $1.4 billion of commercial mortgage and other loans were in current status and $6.4 million were classified as past due, primarily related to other property types. As of both December 31, 2013 and 2012, $6.4 million of commercial mortgage and other loans, were in non-accrual status based upon the recorded investment gross of allowance for credit losses, primarily related to other property types. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans. The Company defines current in its aging of past due commercial mortgage and agricultural loans as less than 30 days past due.

For the periods ended December 31, 2013 and 2012, there were no commercial mortgage and other loans sold or acquired.

The Company's commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2013 and 2012, the Company had no significant commitments to fund to borrowers that have been involved in troubled debt restructuring. For the years ended December 31, 2013 and 2012, there were no adjusted pre-modification outstanding recorded investments or post-modification outstanding recorded investments. No payment defaults on commercial mortgage and other loans were modified as a troubled debt restructuring within the 12 months preceding the respective period. See
Note 2 for additional information related to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of "Other long-term investments" at December 31 for the years indicated:

                                                  2013               2012
                                           ------------------ ------------------
                                                      (in thousands)
Company's investment in Separate accounts  $           29,739 $           28,584
Joint ventures and limited partnerships               196,538            136,977
Derivatives                                               427            118,928
                                           ------------------ ------------------
Total other long-term investments          $          226,704 $          284,489
                                           ================== ==================

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                 2013          2012          2011
                                             ------------- ------------- -------------
                                                          (in thousands)
Fixed maturities, available-for-sale         $     278,747 $     270,790 $     300,850
Equity securities, available-for-sale                    1            52           227
Trading account assets                                 657           981         1,582
Commercial mortgage and other loans                 84,006        84,232        81,282
Policy loans                                        59,287        58,007        56,716
Short-term investments and cash equivalents            654         1,003         1,052
Other long-term investments                         15,023        21,224        16,421
                                             ------------- ------------- -------------
Gross investment income                            438,375       436,289       458,130
Less: investment expenses                         (19,364)      (18,779)      (18,180)
                                             ------------- ------------- -------------
  Net investment income                      $     419,011 $     417,510 $     439,950
                                             ============= ============= =============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


There were no non-income producing assets included in fixed maturities as of December 31, 2013. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                2013           2012           2011
                                            -------------------------------------------
                                                          (in thousands)
Fixed maturities                            $      33,440 $       24,314 $       74,220
Equity securities                                     480        (1,670)          1,602
Commercial mortgage and other loans                 5,494          7,307          8,615
Joint ventures and limited partnerships              (83)              -          (265)
Derivatives                                      (52,799)      (186,425)        177,855
Other                                                  18             27             56
                                            ------------- -------------- --------------
  Realized investment gains (losses), net   $    (13,450) $    (156,447) $      262,083
                                            ============= ============== ==============

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of "Accumulated other comprehensive income (loss)" for the years ended December 31, are as follows:

                                                                  Accumulated Other Comprehensive Income (Loss)
                                                               ---------------------------------------------------
                                                                                                 Total Accumulated
                                                               Foreign Currency  Net Unrealized        Other
                                                                 Translation    Investment Gains   Comprehensive
                                                                  Adjustment      (Losses) (1)     Income (Loss)
                                                               ---------------- ---------------- -----------------
                                                                                 (in thousands)
Balance, December 31, 2010                                      $          249    $    182,850     $    183,099
Change in component during period (2)                                    (116)          30,645           30,529
                                                                --------------    ------------     ------------
Balance, December 31, 2011                                      $          133    $    213,495     $    213,628
Change in component during period (2)                                      124          53,709           53,833
                                                                --------------    ------------     ------------
Balance, December 31, 2012                                      $          257    $    267,204     $    267,461
Change in other comprehensive income before reclassifications              224       (290,636)        (290,412)
Amounts reclassified from AOCI                                               -        (33,920)         (33,920)
Income tax benefit (expense)                                              (78)         113,595          113,517
                                                                --------------    ------------     ------------
Balance, December 31, 2013                                      $          403    $     56,243     $     56,646
                                                                ==============    ============     ============

(1)Includes cash flow hedges of ($5) million, $0 million and $3 million as of December 31, 2013, 2012 and 2011, respectively.
(2)Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

                                                                  Year Ended        Year Ended        Year Ended
                                                               December 31, 2013 December 31, 2012 December 31, 2011
                                                               ----------------- ----------------- -----------------
                                                                                  (in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
 Cash flow hedges--Currency/Interest rate (3)                    $        329      $      1,754      $      (108)
                                                                 ------------      ------------      ------------
 Net unrealized investment gains (losses) on
   available-for-sale securities (4)                                   33,591            20,890            75,930
                                                                 ------------      ------------      ------------
   Total net unrealized investment gains (losses)                      33,920            22,644            75,822
                                                                 ------------      ------------      ------------
    Total reclassifications for the period                       $     33,920      $     22,644      $     75,822
                                                                 ============      ============      ============

(1)All amounts are shown before tax.
(2)Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(3)See Note 11 for additional information on cash flow hedges.
(4)See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders' account balances.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available-for-sale" and certain other long-term investments and other assets are included in the Company's Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income (loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                           Accumulated
                                                                                                              Other
                                                                                                          Comprehensive
                                                             Deferred     Future Policy                   Income (Loss)
                                                              Policy      Benefits and      Deferred      Related To Net
                                           Net Unrealized   Acquisition   Policy Holder    Income Tax       Unrealized
                                           Gains (Losses)    Costs and       Account       (Liability)      Investment
                                           on Investments   Other Costs    Balances(2)       Benefit      Gains (Losses)
                                           --------------   -----------   -------------   ------------    --------------
                                                                           (in thousands)
Balance, December 31, 2010                 $     (24,704)   $   13,813    $     (7,103)   $      6,271      $    (11,723)
Net investment gains (losses) on
 investments arising during the period            (3,779)            -               -           1,322            (2,457)
Reclassification adjustment for (gains)
 losses included in net income                     9,623             -               -          (3,369)            6,254
Reclassification adjustment for OTTI
 losses excluded from net income(1)                  212             -               -             (75)              137
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                     -        (3,626)              -           1,268            (2,358)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -             -           4,167          (1,459)            2,708
                                           --------------   -----------   -------------   ------------    --------------
Balance, December 31, 2011                 $     (18,648)   $   10,187    $     (2,936)   $      3,958      $     (7,439)
                                           --------------   -----------   -------------   ------------    --------------
Net investment gains (losses) on
 investments arising during the period            11,444             -               -          (4,005)            7,439
Reclassification adjustment for (gains)
 losses included in net income                     6,755             -               -          (2,364)            4,391
Reclassification adjustment for OTTI
 losses excluded from net income(1)                 (169)            -               -              59              (110)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                     -        (9,892)              -           3,462            (6,430)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -             -           3,499          (1,225)            2,274
                                           --------------   -----------   -------------   ------------    --------------
Balance, December 31, 2012                 $        (618)   $      295    $        563    $       (115)     $        125
                                           --------------   -----------   -------------   ------------    --------------
Net investment gains (losses) on
 investments arising during the period             1,053             -               -            (369)              684
Reclassification adjustment for (gains)
 losses included in net income                     4,114             -               -          (1,440)            2,674
Reclassification adjustment for OTTI
 losses excluded from net income(1)                  (51)            -               -              18               (33)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                     -        (3,619)              -           1,266            (2,353)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                              -             -           1,256            (439)              817
                                           --------------   -----------   -------------   ------------    --------------
Balance, December 31, 2013                 $       4,498    $   (3,324)   $      1,819    $     (1,079)     $      1,914
                                           ==============   ===========   =============   ============    ==============

(1)Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(2)Balances are net of reinsurance.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                                   Accumulated
                                                                                                                      Other
                                                                                                                  Comprehensive
                                                                Deferred       Future Policy                      Income (Loss)
                                           Net Unrealized        Policy        Benefits and       Deferred        Related To Net
                                           Gains (Losses)      Acquisition     Policy Holder     Income Tax         Unrealized
                                                 on             Costs and         Account        (Liability)        Investment
                                           Investments(1)      Other Costs      Balances(3)        Benefit        Gains (Losses)
                                           --------------    --------------    -------------    -------------    ---------------
                                                                               (in thousands)
Balance, December 31, 2010                 $      400,404    $     (194,158)   $      92,690    $    (104,367)   $       194,569
Net investment gains (losses) on
 investments arising during the period            128,890                 -                -          (45,090)            83,800
Reclassification adjustment for (gains)
 losses included in net income                    (85,445)                -                -           29,905            (55,540)
Reclassification adjustment for OTTI
 losses excluded from net income(2)                  (212)                -                -               73               (139)
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -            14,638                -           (5,124)             9,514
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                               -                 -          (17,345)           6,070            (11,275)
                                           --------------    --------------    -------------    -------------    ---------------
Balance, December 31, 2011                 $      443,637    $     (179,520)   $      75,345    $    (118,533)   $       220,929
                                           --------------    --------------    -------------    -------------    ---------------
Net investment gains (losses) on
 investments arising during the period             90,693                 -                -          (31,738)            58,955
Reclassification adjustment for (gains)
 losses included in net income                    (29,399)                -                -           10,290            (19,109)
Reclassification adjustment for OTTI
 losses excluded from net income(2)                   169                 -                -              (59)               110
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -           (40,688)               -           14,065            (26,623)
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                               -                 -           50,488          (17,671)            32,817
                                           --------------    --------------    -------------    -------------    ---------------
Balance, December 31, 2012                 $      505,100    $     (220,208)   $     125,833    $    (143,646)   $       267,079
                                           --------------    --------------    -------------    -------------    ---------------
Net investment gains (losses) on
 investments arising during the period           (343,964)                -                -          120,388           (223,576)
Reclassification adjustment for (gains)
 losses included in net income                    (38,034)                -                -           13,312            (24,722)
Reclassification adjustment for OTTI
 losses excluded from net income(2)                    51                 -                -              (18)                33
Impact of net unrealized investment
 (gains) losses on deferred policy
 acquisition costs                                      -           177,178                -          (62,012)           115,166
Impact of net unrealized investment
 (gains) losses on future policy
 benefits and policyholders' account
 balances                                               -                 -         (122,540)          42,889            (79,651)
                                           --------------    --------------    -------------    -------------    ---------------
Balance, December 31, 2013                 $      123,153    $      (43,030)   $       3,293    $     (29,087)   $        54,329
                                           ==============    ==============    =============    =============    ===============

(1)Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2)Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.
(3)Balances are net of reinsurance.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                                          2013           2012           2011
                                                                     -------------- -------------- --------------

                                                                                    (in thousands)
Fixed maturity securities on which an OTTI loss has been recognized  $        4,498 $        (618) $     (18,648)
Fixed maturity securities, available-for-sale--all other                    107,970        474,128        411,366
Equity securities, available-for-sale                                           204          1,208        (1,359)
Derivatives designated as cash flow hedges(1)                               (4,701)            147          2,523
Other investments                                                            19,680         29,617         31,107
                                                                     -------------- -------------- --------------
Net unrealized gains (losses) on investments                         $      127,651 $      504,482 $      424,989
                                                                     ============== ============== ==============

(1)See Note 11 for more information on cash flow hedges.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                     December 31, 2013
                                          -----------------------------------------------------------------------
                                          Less than twelve months  Twelve months or more           Total
                                          ----------------------- ----------------------- -----------------------
                                                         Gross                   Gross                   Gross
                                                       Unrealized              Unrealized              Unrealized
                                           Fair Value   Losses     Fair Value   Losses     Fair Value   Losses
                                          ----------- ----------- ----------- ----------- ----------- -----------
                                                                      (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of
 U.S. government authorities and
   agencies                               $    24,123 $    1,882  $        -  $        -  $    24,123 $    1,882
Obligations of U.S. states and their
 political subdivisions                        51,216      5,904       2,496         470       53,712      6,374
Foreign government bonds                            -          -           -           -            -          -
Corporate securities                        1,596,468    101,780      97,731      16,844    1,694,199    118,624
Asset-backed securities                        93,021      1,418      11,782       1,259      104,803      2,677
Commercial mortgage-backed securities         116,371      6,706      19,605       1,857      135,976      8,563
Residential mortgage-backed securities         42,121      1,472       3,225          27       45,346      1,499
                                          ----------- ----------  ----------  ----------  ----------- ----------
   Total                                  $ 1,923,320 $  119,162  $  134,839  $   20,457  $ 2,058,159 $  139,619
                                          =========== ==========  ==========  ==========  =========== ==========

Equity securities, available-for-sale     $        44 $        3  $        -  $        -  $        44 $        3
                                          =========== ==========  ==========  ==========  =========== ==========

                                                                     December 31, 2012
                                          -----------------------------------------------------------------------
                                          Less than twelve months  Twelve months or more           Total
                                          ----------------------- ----------------------- -----------------------
                                                         Gross                   Gross                   Gross
                                                      Unrealized              Unrealized              Unrealized
                                          Fair Value    Losses    Fair Value    Losses    Fair Value    Losses
                                          ----------- ----------- ----------- ----------- ----------- -----------
                                                                      (in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and
 obligations of
 U.S. government authorities and
   agencies                               $     4,338 $       10  $        -  $        -  $     4,338 $       10
Obligations of U.S. states and their
 political subdivisions                        21,128        485           -           -       21,128        485
Foreign government bonds                            -          -           -           -            -          -
Corporate securities                          290,127      7,070      18,221         744      308,348      7,814
Asset-backed securities                        44,821         76      24,997       6,070       69,818      6,146
Commercial mortgage-backed securities          12,549         60         521           9       13,070         69
Residential mortgage-backed securities         20,276        164       4,347          72       24,623        236
                                          ----------- ----------  ----------  ----------  ----------- ----------
   Total                                  $   393,239 $    7,865  $   48,086  $    6,895  $   441,325 $   14,760
                                          =========== ==========  ==========  ==========  =========== ==========

Equity securities, available-for-sale     $        54 $        9  $        -  $        -  $        54 $        9
                                          =========== ==========  ==========  ==========  =========== ==========

The gross unrealized losses, related to fixed maturities at December 31, 2013 and 2012 are composed of $136 million and $9 million, respectively, related to high or highest quality securities based on NAIC or equivalent rating and $4 million and $6 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2013, $5 million of the gross unrealized losses represented declines in value of greater than 20%, all of which had been in that position for less than six months, as compared to $6 million at December 31, 2012 that represented declines in value of greater than 20%, $0 million of which had been in that position for less than six months. At December 31, 2013, the $20 million of gross unrealized losses of twelve months or more were concentrated in commercial mortgage-backed securities and the consumer non-cyclical, utility, and basic industry sectors of the Company's corporate securities. At December 31, 2012, the $7 million of gross unrealized losses of twelve months or more were concentrated in asset-backed securities and the consumer cyclical and consumer non-cyclical sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2013 and 2012. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2013, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

At December 31, 2013, none of the gross unrealized losses, related to equity securities, represented declines in value of greater than 20%. At December 31, 2012, less than $1 million of the gross unrealized losses, related to equity securities, represented declines in value of greater than 20%, none of which have been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2013 or 2012.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                   2013          2012
                                               ------------- -------------
                                                     (in thousands)
Fixed maturity securities, available for sale  $      81,849 $      46,115
Trading account assets                                     -           187
Equity Securities                                          -             9
                                               ------------- -------------
Total securities pledged                       $      81,849 $      46,311
                                               ============= =============

As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $85 million. Of this amount, $85 million was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase." As of December 31, 2012, the carrying amount of the associated liabilities supported by the pledged collateral was $48 million. Of this amount, $48 million was "Cash collateral for loaned securities." There were no "Securities sold under agreements to repurchase."

Fixed maturities of $4 million at both December 31, 2013 and 2012 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.   DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                                                2013              2012              2011
                                                                          ----------------  ----------------  ----------------
                                                                                             (in thousands)
Balance, beginning of year                                                $      3,679,061  $      2,545,600  $      2,693,689
Capitalization of commissions, sales and issue expenses                            822,075         1,171,759         1,096,301
Amortization- Impact of assumption and experience unlocking and true-ups            (9,167)           60,313           (25,242)
Amortization- All other                                                            533,478           (21,345)         (947,961)
Change in unrealized investment gains and losses                                   167,880           (53,651)            9,973
Ceded DAC upon Coinsurance Treaty with PAR U and PURC (See Note 13)               (159,028)          (23,616)         (281,160)
                                                                          ----------------  ----------------  ----------------
Balance, end of year                                                      $      5,034,299  $      3,679,061  $      2,545,600
                                                                          ================  ================  ================

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR TERM, PAR U and PURC, reductions for the initial balance transferred to PAR U and PURC at inception of the coinsurance agreements and the pass through of the GUL business related to the acquisition of The Hartford Life company assumed from Prudential Insurance and subsequently retroceded to PAR U as discussed in Note 13.

Capitalization balances related to reinsurance amounted to $285 million, $249 million, and $208 million in 2013, 2012, and 2011, respectively. Amortization balances related to reinsurance amounted to $89 million, $180 million and $70 million in 2013, 2012, and 2011, respectively. Reinsurance impacts to the change in unrealized gains/(losses) resulted in a decrease in the deferred acquisition cost asset of $161 million in 2013 and increased the deferred acquisition cost asset $44 million and $147 million in 2012 and 2011, respectively.

5.  POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                      2013                 2012
                                              -------------------- --------------------

                                                           (in thousands)
Life insurance - domestic                     $          5,768,262 $          3,804,994
Life insurance - Taiwan                                  1,151,503            1,109,723
Individual and group annuities                             320,451              338,505
Policy claims and other contract liabilities             (323,547)            1,443,591
                                              -------------------- --------------------
Total future policy benefits                  $          6,916,669 $          6,696,813
                                              ==================== ====================

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities that are in payout status.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of present values range from 0.00% to 14.75%, with approximately 1.78% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 0.39% to 5.01%.

The Company's liability for future policy benefits is also inclusive of liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts. Liabilities for guaranteed benefits accounted for as embedded derivatives are primarily in other contract liabilities. The remaining liabilities for guaranteed benefits are primarily reflected with the underlying contract. See Note 7 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                               2013                  2012
                                       --------------------- --------------------

                                                     (in thousands)
Interest-sensitive life contracts      $          11,456,129 $          5,327,169
Individual annuities                               1,624,523            1,736,810
Guaranteed interest accounts                         450,738              820,502
Other                                                771,941              672,596
                                       --------------------- --------------------
Total policyholders' account balances  $          14,303,330 $          8,557,077
                                       ===================== ====================

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders' account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.42% to 4.60% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 0.00% to 9.00% with 0.00% of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00% to 6.00%. Interest crediting rates range from 0.50% to 8.00% for other. Included in interest-sensitive life contracts at December 31, 2013, are $4.7 billion GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford life business.

6.  REINSURANCE

The Company participates in reinsurance with its affiliates Prudential of Taiwan, PARCC, UPARC, Pruco Re, PAR TERM, PURC, and PAR U, and its parent company, Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely. The affiliated reinsurance agreements are described further in Note 13.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Reinsurance amounts included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) for the three years ended December 31, 2013, 2012 and 2011 are as follows:

                                                                      2013         2012         2011
                                                                  ------------ ------------ ------------

                                                                              (in thousands)
Premiums direct and assumed                                       $  1,319,390 $  1,221,990 $  1,127,239
Premiums ceded                                                     (1,262,539)  (1,153,854)  (1,054,452)
                                                                  ------------ ------------ ------------
  Premiums                                                        $     56,851 $     68,136 $     72,787
                                                                  ============ ============ ============

Policy charges and fees direct and assumed                        $  2,401,216 $  2,048,167 $  1,438,273
Policy charges and fees ceded                                        (520,291)    (513,404)    (328,778)
                                                                  ------------ ------------ ------------
  Policy charges and fees                                         $  1,880,925 $  1,534,763 $  1,109,495
                                                                  ============ ============ ============

Policyholders' benefits direct and assumed                        $  1,260,166 $  1,666,650 $  1,445,993
Policyholders' benefits ceded                                      (1,081,242)  (1,313,157)  (1,133,782)
                                                                  ------------ ------------ ------------
  Policyholders' benefits                                         $    178,924 $    353,494 $    312,211
                                                                  ============ ============ ============

Realized capital gains (losses) net, associated with derivatives  $(2,058,885) $   (53,842) $  1,185,096

    Assumed balances are subsequently 100% retroceded to PAR U.

Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains (losses)." The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. See Note 13 for additional information on reinsurance agreements with affiliates. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 11 for additional information related to the accounting for embedded derivatives.

Reinsurance recoverables included in the Company's Consolidated Statements of Financial Position as of December 31, were as follows:

                                               December 31, 2013  December 31, 2012
                                              ------------------- ------------------

                                                          (in thousands)
Domestic life insurance-affiliated            $        12,494,746 $        4,619,282
Domestic individual annuities-affiliated (1)                  642          1,287,660
Domestic life insurance-unaffiliated                        4,832              9,673
Taiwan life insurance-affiliated                        1,157,639          1,115,560
                                              ------------------- ------------------
                                              $        13,657,859 $        7,032,175
                                              =================== ==================

(1)December 31, 2013 excludes $388 million reclassed to other liabilities due to the mark-to-market impact discussed above.

Substantially all reinsurance contracts are with affiliates as of December 31, 2013, 2012 and 2011. These contracts are described further in Note 13.

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

                                                          2013                2012                2011
                                                   ------------------- ------------------- -------------------

                                                                         (in thousands)
Direct gross life insurance face amount in force   $       661,834,408 $       612,238,145 $       569,684,855
Assumed gross life insurance face amount in force           44,691,950                   -                   -
Reinsurance ceded                                        (650,340,432)       (557,559,303)       (517,857,797)
                                                   ------------------- ------------------- -------------------
Net life insurance face amount in force            $        56,185,926 $        54,678,842 $        51,827,058
                                                   =================== =================== ===================

7.  CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), and/or
(2) the highest contract value on a specified date adjusted for any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits."

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2013 and 2012, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                         December 31, 2013                    December 31, 2012
                                 ----------------------------------   ----------------------------------

                                 In the Event of  At Annuitization/   In the Event of  At Annuitization/
                                      Death       Accumulation (1)         Death       Accumulation (1)
                                 ----------------------------------   ----------------------------------
Variable Annuity Contracts                                   (in thousands)

Return of Net Deposits
Account value                    $     70,025,044       $       N/A   $     55,348,881  $            N/A
Net amount at risk                         46,013               N/A   $        144,758               N/A
Average attained age of
 contractholders                               62               N/A                 61               N/A
Minimum return or contract value
Account value                    $     20,498,033       $81,142,995   $     17,627,105  $     64,710,758
Net amount at risk               $      1,274,286       $ 1,085,030   $      1,937,955  $      2,177,244
Average attained age of
 contractholders                               67                62                 66                61
Average period remaining until
 earliest expected annuitization              N/A        0.09 years                N/A        0.23 years

(1)Includes income and withdrawal benefits as described herein

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                              December 31, 2013    December 31, 2012
                                            ------------------- ---------------------

                                                      In the Event of Death
                                            -----------------------------------------
                                                         (in thousands)
Variable Life, Variable Universal Life and
Universal Life Contracts
No Lapse Guarantees
Separate account value                      $         2,958,551 $           2,686,820
General account value                       $         3,922,205 $           2,922,481
Net amount at risk                          $        80,432,427 $          66,004,950
Average attained age of contractholders                53 years              52 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                       December 31, 2013    December 31, 2012
                    -------------------- --------------------

                                 (in thousands)
Equity funds                 $55,455,438          $42,765,421
Bond funds                    29,937,112           24,280,753
Money market funds             3,301,910            3,618,360
                    -------------------- --------------------
Total                        $88,694,460          $70,664,534
                    ==================== ====================

In addition to the above mentioned amounts invested in separate account investment options, $1.829 billion and $2.311 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2013 and 2012, respectively. For the years ended December 31, 2013, 2012 and 2011 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB"), and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are accounted for as bifurcated embedded derivatives and are recorded at fair value within "Future policy benefits". Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

                                                                                    GMWB/GMIWB/
                                                   GMDB                     GMIB       GMAB         Total
                                    -----------------------------------   ---------------------- ------------
                                    Variable Annuity   Variable Life,        Variable Annuity
                                                     Variable Universal
                                                      Life & Universal
                                                            Life

                                                                 (in thousands)
Balance as of December 31, 2010            $  48,829         $  161,107   $  26,718 $  (452,823) $  (216,169)
Incurred guarantee benefits (1)               87,111             66,082       7,120    1,365,810    1,526,123
Paid guarantee benefits                     (38,305)            (2,280)       (828)            -     (41,413)
                                    ---------------- ------------------   --------- ------------ ------------

Balance as of December 31, 2011            $  97,635         $  224,909   $  33,010 $    912,987 $  1,268,541
Incurred guarantee benefits (1)              145,022             94,007      21,916      504,903      765,849
Paid guarantee benefits                     (40,590)           (13,929)       (540)            -     (55,059)
                                    ---------------- ------------------   --------- ------------ ------------

Balance as of December 31, 2012            $ 202,067         $  304,987   $  54,386 $  1,417,890 $  1,979,330
Incurred guarantee benefits (1)(2)            28,033            101,484    (30,882)  (1,766,290)  (1,667,655)
Paid guarantee benefits                     (26,306)            (3,090)     (1,148)            -     (30,544)
Other (2)(3)                                   4,060          1,340,869          98            -    1,345,027
                                    ---------------- ------------------   --------- ------------ ------------

Balance as of December 31, 2013            $ 207,854         $1,744,250   $  22,454 $  (348,400) $  1,626,158
                                    ================ ==================   ========= ============ ============

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.
(2) Incurred benefits include GMDB liabilities assumed related to the Hartford GUL business, which was subsequently 100% retroceded to PAR Universal.
(3) Includes $1.5 billion related to the initial GMDB liability assumed related to the Hartford business, which was subsequently 100% retroceded to PAR Universal.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is calculated at each valuation date such that, the present value of excess benefits and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which was available under only one of the GMIWBs the Company no longer offers) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                                      2013                   2012                   2011
                                                             --------------------------------------------------------------------

                                                                                        (in thousands)

Balance, beginning of year                                   $              787,891 $              542,742 $              537,943
Capitalization                                                               20,871                198,955                289,642
Amortization-Impact of assumption and experience unlocking
 and true-ups                                                                14,613                 53,108               (24,919)
Amortization-All other                                                      160,835                (9,985)              (260,964)
Change in unrealized investment gains (losses)                                5,679                  3,071                  1,040
                                                             ---------------------- ---------------------- ----------------------
Balance, end of year                                         $              989,889 $              787,891 $              542,742
                                                             ====================== ====================== ======================

8.  STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $553 million, $591 million, and ($589) million for the years ended December 31, 2013, 2012, and 2011 respectively. Statutory surplus of the Company amounted to $2,387 million and $2,211 million at December 31, 2013 and 2012, respectively.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the greater of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $656 million in 2014 without prior approval. The Company paid dividends of $423 million in 2013. In 2011 and 2012, there were no dividends nor any returns of capital paid by the Company to the parent company.

9.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                          2013               2012              2011
                                                                   ------------------ ------------------ -----------------

                                                                                       (in thousands)
Current tax expense (benefit):
U.S.                                                                $         250,601  $         216,654  $         42,474
                                                                   ------------------ ------------------ -----------------
Total                                                                         250,601            216,654            42,474
                                                                   ------------------ ------------------ -----------------

Deferred tax expense (benefit):
U.S.                                                                          315,819           (35,614)         (263,930)
                                                                   ------------------ ------------------ -----------------
Total                                                                         315,819           (35,614)         (263,930)
                                                                   ------------------ ------------------ -----------------

Total income tax expense on continuing operations                             566,420            181,040         (221,456)
Total income tax expense (benefit) reported in equity related to:
  Other comprehensive income (loss)                                         (113,517)             29,258            16,417
  Additional paid-in capital                                                  (7,574)            (9,540)             1,908
                                                                   ------------------ ------------------ -----------------
Total income tax expense (benefit)                                  $         445,329  $         200,758  $      (203,131)
                                                                   ================== ================== =================

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                   2013              2012               2011
                                                             -------------------------------------------------------

                                                                                 (in thousands)

Expected federal income tax expense                           $        736,621  $        302,882  $        (123,964)
Non-taxable investment income                                        (149,933)         (108,463)            (81,031)
Tax credits                                                           (20,935)          (14,460)            (15,977)
Other                                                                      667             1,081               (484)
                                                             ----------------- ----------------- -------------------
Total income tax expense (benefit) on continuing operations   $        566,420  $        181,040  $        (221,456)
                                                             ================= ================= ===================

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2012 and current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive ("IDD") confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration's budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2011, 2012 or 2013 results.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                               2013                  2012
                                       -------------------------------------------
                                                     (in thousands)
Deferred tax assets
  Insurance reserves                    $          1,551,346  $          1,436,802
  Investments                                         82,821                     -
  Other                                                    -                   824
                                       --------------------- ---------------------
  Deferred tax assets                   $          1,634,167  $          1,437,626
                                       --------------------- ---------------------

Deferred tax liabilities
  Deferred policy acquisition costs     $          1,412,944  $            960,414
  Deferred sales inducements                         346,461               275,762
  Net unrealized gains on securities                  46,247               176,441
  Investments                                              -                 2,315
  Other                                                1,232                     -
                                       --------------------- ---------------------
  Deferred tax liabilities                         1,806,884             1,414,932
                                       --------------------- ---------------------
Net deferred tax asset (liability)      $          (172,717)  $             22,694
                                       ===================== =====================

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2013, and 2012.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $2,104.6 million, $865.4 million and ($354.2) million, and no income from foreign operations for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company's unrecognized tax benefits for the years ended December 31 are as follows:

                                                                                               2013      2012        2011
                                                                                              ------- ---------- ------------
                                                                                                      (in thousands)

Balance at January 1,                                                                     $         - $      113 $      1,620
Increases in unrecognized tax benefits-prior years                                                  -        464            -
(Decreases) in unrecognized tax benefits-prior years                                                -          -      (1,507)
Increases in unrecognized tax benefits-current year                                                 -          -            -
(Decreases) in unrecognized tax benefits-current year                                               -          -            -
Settlements with taxing authorities                                                                 -      (577)            -
                                                                                              -------------------------------
Balance at December 31,                                                                   $         - $        - $        113
                                                                                              ===============================

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate            -          -            -
                                                                                              ===============================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2013 and 2012, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

 Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2013:

                     Major Tax Jurisdiction   Open Tax Years
                    -----------------------  ---------------
                        United States          2004 - 2013

During 2004 through 2006, the Company's parent, Prudential Financial, Inc., entered into two transactions that involved, among other things, the payment of foreign income taxes that were credited against the Company's U.S. tax liability. On May 23, 2011, the IRS issued notices of proposed adjustments disallowing the foreign tax credits claimed and related transaction expenses. The total amount of the proposed adjustments for the transactions was approximately $200 million of tax and penalties. During the fourth quarter of 2011, the Company reached agreement with the IRS on the resolution of the proposed foreign tax credits disallowance. The impact to the 2011 results attributable to the settlement was an increase to tax expense of approximately $93 million. The settlement of the foreign tax credit transactions for 2004 through 2006 marked the conclusion of the IRS audits for those years. As a result, all unrecognized tax positions plus interest relating to tax years prior to 2007 were recognized in 2011. As such, 2011 benefited from a reduction to the liability for unrecognized tax benefits of $70 million, including the impact from the foreign tax credit disallowance.

For tax years 2007 through 2013, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10.  FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company's Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                        As of December 31, 2013
                                          -----------------------------------------------------------------------------------

                                              Level 1          Level 2         Level 3        Netting (1)         Total
                                          ---------------- --------------- --------------- ----------------- ----------------

                                                                            (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                 $              - $        93,525 $             - $               - $         93,525
Obligations of U.S. states and their
 political subdivisions                                  -          78,951               -                 -           78,951
Foreign government bonds                                 -          23,997               -                 -           23,997
Corporate securities                                     -       4,523,076          18,293                 -        4,541,369
Asset-backed securities                                  -         141,157          80,934                 -          222,091
Commercial mortgage-backed securities                    -         522,008               -                 -          522,008
Residential mortgage-backed securities                   -         169,460               -                 -          169,460
                                          ---------------- --------------- --------------- ----------------- ----------------
 Sub-total                                               -       5,552,174          99,227                 -        5,651,401
Trading account assets:
Corporate securities                                     -          14,183               -                 -           14,183
Asset-backed securities                                  -           1,978               -                 -            1,978
Commercial mortgage-backed securities                    -               -               -                 -                -
Equity securities                                        -               -           2,731                 -            2,731
                                          ---------------- --------------- --------------- ----------------- ----------------
 Sub-total                                               -          16,161           2,731                 -           18,892
Equity securities, available for sale                  112              90             569                 -              771
Short-term investments                               9,216           6,768              18                 -           16,002
Cash equivalents                                     5,962         199,825               -                 -          205,787
Other long-term investments                              -          73,647           1,168          (73,219)            1,596
Reinsurance recoverables                                 -               -          11,400                 -           11,400
Receivables from parents and affiliates                  -         170,761           4,121                 -          174,882
                                          ---------------- --------------- --------------- ----------------- ----------------
 Sub-total excluding separate account
   assets                                           15,290       6,019,426         119,234          (73,219)        6,080,731

Separate account assets (2)                        973,192      99,149,315         279,842                 -      100,402,349
                                          ---------------- --------------- --------------- ----------------- ----------------
   Total assets                           $        988,482 $   105,168,741 $       399,076 $        (73,219) $    106,483,080
                                          ================ =============== =============== ================= ================
Future policy benefits (4)                $              - $             - $     (348,399) $               - $      (348,399)
Other liabilities (3)                                    -         218,467         388,268          (73,051)          533,684
                                          ---------------- --------------- --------------- ----------------- ----------------
   Total liabilities                      $              - $       218,467 $        39,869 $        (73,051) $        185,285
                                          ================ =============== =============== ================= ================

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                     As of December 31, 2012
                                          ------------------------------------------------------------------------------
                                             Level 1        Level 2        Level 3       Netting (1)         Total
                                          -------------- -------------- -------------- --------------- -----------------
                                                                          (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and
 obligations of U.S. government
 authorities and agencies                 $            - $      187,619 $            - $             - $         187,619
Obligations of U.S. states and their
 political subdivisions                                -         85,197              -               -            85,197
Foreign government bonds                               -         27,511              -               -            27,511
Corporate securities                                   -      4,561,653         36,981               -         4,598,634
Asset-backed securities                                -        264,747        108,727               -           373,474
Commercial mortgage-backed securities                  -        489,421              -               -           489,421
Residential mortgage-backed securities                 -        373,909              -               -           373,909
                                          -------------- -------------- -------------- --------------- -----------------
   Sub-total                                           -      5,990,057        145,708               -         6,135,765
Trading account assets:
Asset-backed securities                                -          4,008              -               -             4,008
Commercial mortgage-backed securities                  -          4,091              -               -             4,091
Equity securities                                      -              -          3,277               -             3,277
                                          -------------- -------------- -------------- --------------- -----------------
   Sub-total                                           -          8,099          3,277               -            11,376

Equity securities, available for sale              2,683            155          1,489               -             4,327
Short-term investments                            81,308         31,029              -               -           112,337
Cash equivalents                                  10,305        307,394              -               -           317,699
Other long term investments                            -        187,384            988        (68,689)           119,683
Reinsurance recoverables                               -              -      1,287,157               -         1,287,157
Receivables from parents and affiliates                -        184,128          1,995               -           186,123
                                          -------------- -------------- -------------- --------------- -----------------
   Sub-total excluding separate account
    assets                                        94,296      6,708,246      1,440,614        (68,689)         8,174,467

Separate account assets (2)                      345,437     80,293,584        248,255               -        80,887,276
                                          -------------- -------------- -------------- --------------- -----------------
   Total assets                           $      439,733 $   87,001,830 $    1,688,869 $      (68,689) $      89,061,743
                                          ============== ============== ============== =============== =================
Future policy benefits (4)                $            - $            - $    1,417,891 $             - $       1,417,891
Other liabilities                                      -         68,689              -        (68,689)                 -
                                          -------------- -------------- -------------- --------------- -----------------
   Total liabilities                      $            - $       68,689 $    1,417,891 $      (68,689) $       1,417,891
                                          ============== ============== ============== =============== =================

(1) "Netting" amounts represents swap variation margin of $0.2 million and $0 million as of December 31, 2013 and December 30, 2012, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.
(2) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statements of Financial Position.
(3) Reinsurance of variable annuity living benefit features classified as "Reinsurance Recoverables" at December 31, 2012 were reclassified to "Other Liabilities" - at December 31, 2013 as they were in a net liability position.
(4) For the year ended December 31, 2013, the net embedded derivative asset position of $348 million includes $1,228 million of embedded derivatives in an asset position and $880 million of embedded derivatives in a liability position. For the year ended December 31, 2012, the net embedded derivative liability position of $1,418 million includes $431 million of embedded derivatives in an asset position and $1,849 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information with an internally-developed valuation. As of December 31, 2013 and December 31, 2012, over-rides on a net basis were not material. Pricing service over-rides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. If the fair value is determined using pricing inputs that are observable in the market, the securities have been reflected within Level 2; otherwise a Level 3 classification is used.

Trading Account Assets - Trading account assets consist primarily of asset-backed securities, perpetual preferred stock and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities" and below under "Equity Securities."

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk ("NPR"), liquidity and other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company's derivative positions are traded in the over-the-counter ("OTC") derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company's policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black Scholes option pricing models. These models' key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk, volatility and other factors.

The Company's cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including overnight indexed swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company's fair values to external broker-dealer values. As of December 31, 2013 and December 31, 2012, there were derivatives with the fair value of $0.0 million and $0.2 million, respectively, classified within Level 3, and all other derivatives were classified within Level 2. See Note 11 for more details on the fair value of derivative instruments by primary underlying.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate Account Assets include fixed maturity securities, treasuries, equity securities and real estate investments for which values are determined consistent with similar instruments described above under "Fixed Maturity Securities," "Equity Securities" and "Other Long-Term Investments."

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within our legal entity whose fair value are determined consistent with similar securities described above under "Fixed Maturity Securities" managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are accounted for as embedded derivatives and are recorded in "Reinsurance Recoverables" or "Other Liabilities" when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in "Future Policy Benefits." The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (See Note 13). Under this agreement, the Company pays a premium to

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in "Reinsurance recoverables". The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated non-performance risk of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates. This embedded derivative had a value of $11.4 million and zero at December 31, 2013 and December 31, 2012, respectively, primarily due to NPR. The increase is primarily driven by assumption updates including mortality improvement and a lower lapse risk factor as well as the net impact of changes in interest rates and NPR.

Future Policy Benefits - The liability for future policy benefits primarily includes general account liabilities for the optional living benefit features of the Company's variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company's market-perceived risk of its own non-performance, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders' account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders' account values. The Company's discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies or market transactions such as acquisitions and reinsurance transactions. These assumptions are generally updated in the third quarter of each year unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - Periodically there are transfers between Level 1 and Level 2 for assets held in the Company's Separate Account. The classification of Separate Account funds may vary dependent on the availability of information to the public. Should a fund's net asset value become publicly observable, the fund would be transferred from Level 2 to Level 1. During the year ended December 31, 2013, $463 million was transferred from Level 2 to Level 1. During the year ended December 31, 2012, $1.9 million was transferred from Level 1 to Level 2. Transfers between levels are generally reported at the values as of the beginning of the period in which the transfers occur. There were no transfers between Level 1 and 2 for the year ended December 31, 2011.

Level 3 Assets and Liabilities by Price Source - The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

                                                             As of December 31, 2013
                                               --------------------------------------------------
                                                Internal (1)       External (2)         Total
                                               --------------    ---------------   --------------
                                                                 (in thousands)
Corporate securities                           $       15,100    $         3,193   $       18,293
Asset-backed securities                                   355             80,579           80,934
Short-term investments                                     18                  -               18
Equity securities                                         569              2,731            3,300
Other long-term investments                                 -              1,168            1,168
Reinsurance recoverables                               11,400                  -           11,400
Receivables from parents and affiliates                     -              4,121            4,121
                                               --------------    ---------------   --------------
  Subtotal excluding separate account assets           27,442             91,792          119,234

Separate account assets                                81,795            198,047          279,842
                                               --------------    ---------------   --------------
  Total assets                                 $      109,237    $       289,839   $      399,076
                                               ==============    ===============   ==============
Future policy benefits                         $     (348,399)   $             -   $     (348,399)
Other liabilities                                     388,268                  -          388,268
                                               --------------    ---------------   --------------
  Total liabilities                            $       39,869    $             -   $       39,869
                                               ==============    ===============   ==============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                             As of December 31, 2012
                                               ---------------------------------------------------
                                                Internal (1)       External (2)         Total
                                               ---------------   ---------------   ---------------
                                                                 (in thousands)
Corporate securities                           $        31,356   $         5,625   $        36,981
Asset-backed securities                                  5,929           102,798           108,727
Equity securities                                        1,489             3,277             4,766
Other long-term investments                                232               756               988
Reinsurance recoverables                             1,287,157                 -         1,287,157
Receivables from parents and affiliates                      -             1,995             1,995
                                               ---------------   ---------------   ---------------
  Subtotal excluding separate account assets         1,326,163           114,451         1,440,614

Separate account assets                                 77,286           170,969           248,255
                                               ---------------   ---------------   ---------------
  Total assets                                 $     1,403,449   $       285,420   $     1,688,869
                                               ===============   ===============   ===============
Future policy benefits                         $     1,417,891   $             -   $     1,417,891
                                               ---------------   ---------------   ---------------
  Total liabilities                            $     1,417,891   $             -   $     1,417,891
                                               ===============   ===============   ===============

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally Priced Level 3 Assets and Liabilities - The table below presents quantitative information on significant internally-priced Level 3 assets and liabilities.


                            --------------


                              Fair Value
                            --------------
                            (in thousands)
Assets:

Corporate securities        $       15,100


-------------------------------------------
Reinsurance recoverables    $       11,400
-------------------------------------------
Liabilities:

Future policy benefits (3)  $    (348,399)






-------------------------------------------
Other Liabilities
                                   388,268
-------------------------------------------

                                                          As of December 31, 2013
                            -------------------------------------------------------------------------------------------------
                                                                                                           Impact of Increase in
                                                                                               Weighted   Input on Fair Value
                              Valuation Techniques     Unobservable Inputs   Minimum  Maximum  Average            (1)
                            ----------------------  ------------------------ -------  -------  --------  -----------------------

Assets:

Corporate securities        Discounted cash flow    Discount rate             8.28%   15.00%   10.61%           Decrease
                            Market Comparables      EBITDA Multiples (2)       5.0X     7.0X    5.91X           Increase
                            Liquidation             Liquidation value        11.61%   38.49%   31.83%           Increase
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables    See the Reinsurance Recoverable section above for an explanation of the fair value determination.
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (3)  Discounted cash flow    Lapse rate (4)               0%      11%                    Decrease

                                                    NPR spread (5)            0.08%    1.09%                    Decrease
                                                    Utilization rate (6)        70%      94%                    Increase
                                                    Withdrawal rate (7)         86%     100%                    Increase
                                                    Mortality rate (8)           0%      13%                    Decrease
                                                    Equity Volatility curve     15%      28%                    Increase
---------------------------------------------------------------------------------------------------------------------------------
Other Liabilities           Represents reinsurance of variable annuity living benefits in a liability position.
                            Fair values are determined in the same manner as future policy benefits
---------------------------------------------------------------------------------------------------------------------------------

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                        As of December 31, 2012
                            ----------------------------------------------------------------------------------------------------

                                                                                                                       Weighted
                              Fair Value     Valuation Techniques        Unobservable Inputs     Minimum    Maximum    Average
                            -------------- ----------------------      ------------------------  -------    -------    --------
                            (in thousands)
Assets:

Corporate securities          $   31,356   Discounted cash flow       Discount rate              8.90%      17.50%     10.60%
                                           Cap at call price          Call price                  100%        100%
                                           Liquidation                Liquidation value            98%         98%
---------------------------------------------------------------------------------------------------------------------------------
Reinsurance recoverables      $1,287,157   Fair values are determined in the same manner as future policy benefits
---------------------------------------------------------------------------------------------------------------------------------
Liabilities:

Future policy benefits (3)    $1,417,891   Discounted cash flow       Lapse rate (4)                0%         14%

                                                                      NPR spread (5)             0.20%       1.60%
                                                                      Utilization rate (6)         70%         94%
                                                                      Withdrawal rate (7)          85%        100%
                                                                      Mortality rate (8)            0%         13%
                                                                      Equity Volatility curve      19%         34%
---------------------------------------------------------------------------------------------------------------------------------

                            --------------------
                              Impact of Increase in
                             Input on Fair Value
                                     (1)
                            -----------------------

Assets:

Corporate securities               Decrease
                                   Increase
                                   Increase
----------------------------------------------------
Reinsurance recoverables
----------------------------------------------------
Liabilities:

Future policy benefits (3)         Decrease

                                   Decrease
                                   Increase
                                   Increase
                                   Decrease
                                   Increase
----------------------------------------------------

(1)Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.
(2)EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(3)Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company's variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.
(4)Base lapse rates are adjusted at the contract level based on a comparison of the benefit amount and the policyholder account value and reflect other factors, such as the applicability of any surrender charges. A dynamic lapse adjustment reduces the base lapse rate when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.
(5)To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of individual living benefit contracts in a liability position and generally not to those in a contra-liability position. In determining the NPR spread, the Company reflects the financial strength ratings of the Company and its affiliates as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.
(6)The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. These assumptions vary based on the product type, the age of the contractholder and the age of the contract. The impact of changes in these assumptions is highly dependent on the contract type and age of the contractholder at the time of the sale and the timing of the first lifetime income withdrawal.
(7)The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.
(8)Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs - In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities - The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits - The unobservable contractholder behavior inputs related to the liability for the optional living benefit features of the Company's variable annuity contracts included in future policy benefits are generally based on emerging experience, future expectations and other data. While experience for these products is still emerging, the Company expects benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. The dynamic lapse adjustment assumes lower lapses when the benefit amount is greater than the account value, as in-the-money contracts are less likely to lapse. Therefore, to the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, the dynamic lapse function will reduce lapse rates for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, the dynamic lapse function will lower overall lapse rates as contracts become more in-the-money.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Separate Account Assets - In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company's Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company's Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets - Separate account assets include $81.8 million and $77.3 million of investments in real estate as of December 31, 2013 and December 31, 2012, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company's equity in net assets of the entities. Fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and 5.50% to 9.50% (7.30% weighted average) as of December 31, 2012 and discount rates which ranged from 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013 and 7.00% to 11.50% (8.30% weighted average) as of December 31, 2012.

Valuation Process for Fair Value Measurements Categorized within Level 3 - The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company's investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company's variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company's variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data, such as available industry studies. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Changes in Level 3 assets and liabilities - The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

                                                                      Year Ended December 31, 2013
                                       -------------------------------------------------------------------------------
                                              Fixed Maturities Available For Sale
                                       -------------------------------------------------

                                                                                           Trading
                                                                          Commercial       Account        Equity
                                                            Asset-        Mortgage-         Assets      Securities,
                                         Corporate          Backed          Backed         - Equity      Available
                                         Securities       Securities      Securities      Securities     for Sale
                                       --------------------------------------------------------------------------------
                                                                             (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                  $      36,981    $     108,727    $          -    $     3,277    $     1,489
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                            (1,177)               -               -              -            427
    Asset management fees and other
     income                                        -                -               -            953              -
   Included in other comprehensive
    income (loss)                             (1,641)            (294)             (3)             -             71
 Net investment income                            90              257               -              -              -
 Purchases                                    14,996           33,078          12,524            380             65
 Sales                                        (2,329)              (1)              -         (1,499)        (1,483)
 Issuances                                         -                -               -              -              -
 Settlements                                 (22,446)         (23,098)         (3,434)          (380)             -
 Transfers into Level 3 (2)                      112                -               -              -              -
 Transfers out of Level 3 (2)                 (6,293)         (35,239)         (9,087)             -              -
 Other (4)                                         -           (2,496)              -              -              -
                                       -------------    -------------    ------------    -----------    -----------
Fair Value, end of period
 assets/(liabilities)                  $      18,293    $      80,934    $          -    $     2,731    $       569
                                       =============    =============    ============    ===========    ===========
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                     $      (1,648)   $           -    $          -    $         -    $         -
    Asset management fees and other
     income                            $           -    $           -    $          -    $       869    $         -

                                       ------------






                                       Short Term
                                       Investments
                                       -------------

Fair Value, beginning of period
 assets/(liabilities)                  $        -
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                              -
    Asset management fees and other
     income                                     -
   Included in other comprehensive
    income (loss)                               -
 Net investment income                          -
 Purchases                                      -
 Sales                                          -
 Issuances                                      -
 Settlements                                    -
 Transfers into Level 3 (2)                    18
 Transfers out of Level 3 (2)                   -
 Other (4)                                      -
                                       ----------
Fair Value, end of period
 assets/(liabilities)                  $       18
                                       ==========
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                     $        -
    Asset management fees and other
     income                            $        -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                            Year Ended December 31, 2013
                                      --------------------------------------------------------------------------------------

                                       Other Long-       Receivables         Separate
                                          term         from Parents and   Account Assets   Reinsurance     Future Policy
                                       Investments        Affiliates           (1)         Recoverable       Benefits
                                      -------------    ----------------   --------------   ------------   ---------------
                                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                 $         988     $       1,995     $     248,255    $          -   $    (1,417,891)
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                             (232)                -             1,966          11,400         2,342,621
    Asset management fees and
     other income                               144                 -                 -               -                 -
    Interest credited to
     policyholders' account
     balances                                     -                 -            18,978               -                 -
   Included in other comprehensive
    income (loss)                                 -               (25)                -               -                 -
 Net investment income                            -                 -                 -               -                 -
 Purchases                                      268             5,147            80,302               -                 -
 Sales                                            -            (3,495)          (69,659)              -                 -
 Issuances                                        -                 -                 -               -          (576,331)
 Settlements                                      -                 -                 -               -                 -
 Transfers into Level 3 (2)                       -                 -                 -               -                 -
 Transfers out of Level 3 (2)                     -            (1,997)                -               -                 -
 Other (4)                                        -             2,496                 -               -                 -
                                      -------------    ----------------   --------------   ------------   ---------------
Fair Value, end of period
 assets/(liabilities)                 $       1,168     $       4,121     $     279,842    $     11,400   $       348,399
                                      =============    ================   ==============   ============   ===============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $           -     $           -     $           -    $     11,400   $     2,318,266
    Asset management fees and
     other income                     $         122     $           -     $           -    $          -   $             -
    Interest credited to
     policyholders' account
     balances                         $           -     $           -     $      18,978    $          -   $             -

                                      -----------------


                                      Other Liabilities
                                             (5)
                                      -----------------

Fair Value, beginning of period
 assets/(liabilities)                  $    1,287,157
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                         (2,210,096)
    Asset management fees and
     other income                                   -
    Interest credited to
     policyholders' account
     balances                                       -
   Included in other comprehensive
    income (loss)                                   -
 Net investment income                              -
 Purchases                                    534,671
 Sales                                              -
 Issuances                                          -
 Settlements                                        -
 Transfers into Level 3 (2)                         -
 Transfers out of Level 3 (2)                       -
 Other (4)                                          -
                                      -----------------
Fair Value, end of period
 assets/(liabilities)                  $    (388,268)
                                      =================
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                     $   (2,188,291)
    Asset management fees and
     other income                      $            -
    Interest credited to
     policyholders' account
     balances                          $            -

                                                                    Year Ended December 31, 2012
                                           -------------------------------------------------------------------------------
                                                 Fixed Maturities, Available for Sale
                                           -------------------------------------------------

                                                                                  Commercial  Other Trading     Equity
                                                                                  Mortgage-  Account Assets-  Securities,
                                           U.S. Treasury Corporate   Asset-Backed   Backed       Equity      Available for
                                            Securities   Securities   Securities  Securities   Securities        Sale
                                           ------------- ----------- ------------ ---------- --------------- -------------
                                                                           (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                      $      4,696  $    23,720 $     62,429 $        -  $      3,362   $      2,652
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses),
     net                                              -      (3,454)          687          -             -        (1,423)
    Asset management fees and other
     income                                           -            -            -          -          (35)              -
   Included in other comprehensive
    income (loss)                                     4        4,070        2,840       (65)             -            264
 Net investment income                                -          101          364          3             -              -
 Purchases                                            -        8,714       62,524          -             -              -
 Sales                                                -         (89)            -          -             -              -
 Issuances                                            -            -            -          -             -              -
 Settlements                                          -      (8,656)     (14,566)    (2,496)          (50)              -
 Transfers into Level 3 (2)                           -       23,995        5,702      5,246             -              -
 Transfers out of Level 3 (2)                         -     (16,120)     (11,253)    (2,688)             -            (4)
 Other (4)                                      (4,700)        4,700            -          -             -              -
                                           ------------  ----------- ------------ ----------  ------------   ------------
Fair Value, end of period
 assets/(liabilities)                      $          -  $    36,981 $    108,727 $        -  $      3,277   $      1,489
                                           ============  =========== ============ ==========  ============   ============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still held at
   the end of the period (3):
   Included in earnings:
    Realized investment gains (losses),
     net                                   $          -  $         - $          - $        -  $          -   $          -
    Asset management fees and other
     income                                $          -  $         - $          - $        -  $       (35)   $          -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                                   Year Ended December 31, 2012
                                      -------------------------------------------------------------------------------------

                                      Other Long-                        Receivables         Separate
                                         term          Reinsurance       from Parents     Account Assets     Future Policy
                                      Investments      Recoverables     and Affiliates         (1)             Benefits
                                      -----------    ----------------   --------------   ---------------    ---------------
                                                                          (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                 $       686    $        868,824    $         -     $       222,323           (912,986)
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                         (4,659)              2,937              -              (1,476)           (61,390)
    Asset management fees and
     other income                              (7)                  -              -                   -                  -
    Interest credited to
     policyholders' account
     balances                                   -                   -              -              12,377                  -
   Included in other comprehensive
    income (loss)                               -                   -             (5)                  -                  -
 Net investment income                          -                   -              -                   -                  -
 Purchases                                  4,966             415,396          2,000              94,515                  -
 Sales                                          -                   -              -             (79,484)                 -
 Issuances                                      -                   -              -                   -           (443,515)
 Settlements                                    2                   -              -                   -                  -
 Transfers into Level 3 (2)                     -                   -              -                   -                  -
 Transfers out of Level 3 (2)                   -                   -              -                   -                  -
                                      -----------    ----------------   --------------   ---------------    ---------------
Fair Value, end of period
 assets/(liabilities)                 $       988           1,287,157    $     1,995     $       248,255        (1,417,891)
                                      ===========    ================   ==============   ===============    ===============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $    (4,549)             17,516    $         -     $             -            (76,581)
    Asset management fees and
     other income                     $        (7)                  -    $         -     $             -                  -
    Interest credited to
     policyholders' account
     balances                         $         -                   -    $         -     $        12,377                  -

                                                                Year Ended December 31, 2011
                                      --------------------------------------------------------------------------------
                                             Fixed Maturities, Available for Sale
                                      --------------------------------------------------

                                                                              Commercial  Other Trading     Equity
                                                                    Asset-    Mortgage-  Account Assets-  Securities,
                                      U.S. Treasury  Corporate      Backed      Backed       Equity      Available for
                                       Securities    Securities   Securities  Securities   Securities        Sale
                                      ------------- ------------- ----------- ---------- --------------- -------------
                                                                       (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                 $          -  $      49,050 $    59,770 $       -  $            -  $      1,792
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains
     (losses), net                               -        (3,311)         803         -               -       (3,315)
    Asset management fees and
     other income                                -              -           -         -           (595)             -
   Included in other comprehensive
    income (loss)                              (4)        (1,126)       (694)         -               -         2,840
 Net investment income                           -            219         768         -               -             -
 Purchases                                   4,700          7,534      23,001     5,019               -         1,696
 Sales                                           -          (678)     (8,160)         -               -             -
 Issuances                                       -            883           -         -               -             -
 Settlements                                     -       (20,679)     (9,094)         -         (5,000)          (99)
 Transfers into Level 3 (2)                      -         10,444           -         -               -         8,695
 Transfers out of Level 3 (2)                    -       (18,616)     (3,965)   (5,019)               -             -
 Other (4)                                       -              -           -         -           8,957       (8,957)
                                      ------------  ------------- ----------- ---------  --------------  ------------
Fair Value, end of period
 assets/(liabilities)                 $      4,696  $      23,720 $    62,429 $       -  $        3,362  $      2,652
                                      ============  ============= =========== =========  ==============  ============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still
   held at the end of the period
   (3):
   Included in earnings:
    Realized investment gains
     (losses), net                    $          -  $     (4,319) $      (10) $       -  $            -  $    (2,918)
    Asset management fees and
     other income                     $          -  $           - $         - $       -  $        (876)  $          -
    Interest credited to
     policyholders' account
     balances                         $          -  $           - $         - $       -  $            -  $          -

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                                            Year Ended December 31, 2011
                                           ---------------------------------------------------------------

                                           Other Long-  Receivables                Separate
                                              term      from Parents  Reinsurance  Account   Future Policy
                                           investments and Affiliates Recoverable Assets (1)   Benefits
-                                          ----------- -------------- ----------- ---------- -------------
                                                                   (in thousands)
Fair Value, beginning of period
 assets/(liabilities)                            $   -      $  24,278  $(373,000)  $ 198,451  $    452,822
 Total gains (losses)
   (realized/unrealized):
   Included in earnings:
    Realized investment gains (losses),
     net                                           102              -     934,112        388   (1,091,846)
    Asset management fees and other
     income                                       (46)              -           -          -             -
    Interest credited to policyholders'
     account balances                                -              -           -      1,815             -
   Included in other comprehensive
    income (loss)                                    -           (55)           -          -             -
 Net investment income                               -              -           -          -             -
 Purchases                                         630            431     307,712     86,744             -
 Sales                                               -              -           -   (65,075)             -
 Issuances                                           -              -           -          -     (273,962)
 Settlements                                         -            (3)           -          -             -
 Transfers into Level 3 (2)                          -              -           -          -             -
 Transfers out of Level 3 (2)                        -       (24,651)           -          -             -
                                           ----------- -------------- ----------- ---------- -------------
Fair Value, end of period
 assets/(liabilities)                            $ 686      $       -  $  868,824  $ 222,323  $  (912,986)
                                           =========== ============== =========== ========== =============
Unrealized gains (losses) for the
 period relating to those
 Level 3 assets that were still held at
   the end of the period (3):
   Included in earnings:
    Realized investment gains (losses),
     net                                         $  75      $       -  $  973,717  $       -  $(1,085,926)
    Asset management fees and other
     income                                      $(46)      $       -  $        -  $       -  $          -
    Interest credited to policyholders'
     account balances                            $   -      $       -  $        -  $   1,815  $          -

(1)Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2)Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3)Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.
(4)Other primarily represents reclasses of certain assets between reporting categories.
(5)Reinsurance of variable annuity living benefit features classified as "Reinsurance Recoverables" at December 31, 2012, were reclassified to "Other Liabilities" - at December 31, 2013 as they were in a net liability position.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company is able to validate.

For the year ended December 31, 2011 the majority of the Equity Securities Available for Sale transfers into Level 3 were due to the determination that the pricing inputs for perpetual preferred stocks provided by third party pricing services were primarily based on indicative broker quotes which could not always be verified against directly observable market information. Perpetual preferred stocks were included in Equity Securities Available for Sale and subsequently transferred to Trading Account Assets. During the same period, the pricing and valuation methodology related to an affiliated bond reported in Other Assets totaled $24.7 million was re-evaluated and subsequently updated to utilize observable inputs and transferred out of Level 3.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. However, in some cases, as described below, the carrying amount equals or approximates fair value.

                                                                  December 31, 2013                     December 31, 2012
                                                 --------------------------------------------------- ----------------------

                                                                                           Carrying               Carrying
                                                                Fair Value                Amount (1) Fair Value    Amount
-                                                ---------------------------------------- ---------- ----------  ----------

                                                 Level 1  Level 2    Level 3     Total      Total      Total       Total
                                                 ------- ---------- ---------- ---------- ---------- ----------  ----------
                                                                   (in thousands)
Assets:
  Commercial mortgage and other loans            $     - $    7,827 $1,604,247 $1,612,074 $1,532,165 $1,616,804  $1,463,977
  Policy loans                                         -          -  1,086,772  1,086,772  1,086,772  1,455,412   1,079,714
  Other long term investments                          -          -      4,751      4,751      4,268      2,491       2,119
  Cash and cash equivalents                       45,317     56,139          -    101,456    101,456     94,410      94,410
  Accrued investment income                            -     89,465          -     89,465     89,465     90,653      90,653
  Receivables from parents and affiliates              -     87,849          -     87,849     87,481     (3,146)     (3,751)
  Other assets                                         -     34,060          -     34,060     34,060     32,782      32,176
                                                 ------- ---------- ---------- ---------- ---------- ----------  ----------
   Total assets                                  $45,317 $  275,340 $2,695,770 $3,016,427 $2,935,667 $3,289,406  $2,759,298
                                                 ======= ========== ========== ========== ========== ==========  ==========
Liabilities:
  Policyholders' Account Balances - Investment
   Contracts                                     $     - $  851,607 $   40,451 $  892,058 $  901,860 $  793,280  $  796,816
  Cash collateral for loaned securities                -     84,867          -     84,867     84,867     48,068      48,068
  Short-term debt                                      -    275,268          -    275,268    274,900    272,981     272,000
  Long-term debt                                       -  1,644,827          -  1,644,827  1,592,000  1,563,185   1,511,000
  Payables to parent and affiliates                    -     45,649          -     45,649     45,649      6,694       6,694
  Other liabilities                                    -    270,339          -    270,339    270,339    224,751     224,751
                                                 ------- ---------- ---------- ---------- ---------- ----------  ----------
   Total liabilities                             $     - $3,172,557 $   40,451 $3,213,008 $3,169,615 $2,908,959  $2,859,329
                                                 ======= ========== ========== ========== ========== ==========  ==========

(1)Carrying values presented herein differ from those in the Company's Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the period ended December 31, 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for the year ended December 31, 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company's share of the net asset value ("NAV") as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. For the year end December 31, 2013 and 2012, no such adjustments were made.

Cash, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under "Short-Term and Long-Term Debt".

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Policyholders' Account Balances - Investment Contracts

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's financial strength ratings, and hence reflect the Company's own non-performance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Cash Collateral for Loaned Securities

This represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase below. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received/paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company's own non-performance risk. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

11.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receive a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name's public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives written section for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Re. The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value. These embedded derivatives are marked to market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 10.

The fair value of the living benefit feature embedded derivatives included in "Future policy benefits" was an asset of $348 million and a liability of $1,418 million as of December 31, 2013 and December 31, 2012, respectively. The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re included in "Reinsurance recoverables" was a liability of $388 million and an asset of $1,287 million as of December 31, 2013 and December 31, 2012, respectively.

The Company has invested in fixed maturities in the past that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through "Realized investment gains (losses), net," based upon the change in value of the underlying portfolio.

Some of the Company's universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Fluctuations in interest rates can result in mark-to-market changes in the value of the underlying contractual guarantees and impact the amount of premiums and benefits paid between the Company and UPARC. See Note 8 for additional information on the agreement with UPARC.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts used in a non-broker-dealer capacity, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                                        December 31, 2013                     December 31, 2012
                                                ----------------------------------   -----------------------------------
                                                                  Gross Fair Value                     Gross Fair Value
                                                     Notional   --------------------      Notional   ---------------------
              Primary Underlying                      Amount     Assets  Liabilities       Amount     Assets   Liabilities
------------------------------------------------    ----------------------------------------------------------------------

                                                                               (in thousands)
Derivatives Designated as Hedge Accounting
 Instruments:
Currency/Interest Rate
Currency Swaps                                      $   249,601 $  6,304 $  (11,583)     $   145,174 $   4,152  $  (3,904)
                                                    ----------- -------- -----------     ----------- --------- -----------
Total Qualifying Hedges                             $   249,601 $  6,304 $  (11,583)     $   145,174 $   4,152  $  (3,904)
                                                    =========== ======== ===========     =========== ========= ===========
Derivatives Not Qualifying as Hedge Accounting
 Instruments:
Interest Rate
Interest Rate Swaps                                 $ 2,434,400 $ 47,475 $ (185,222)     $ 1,729,400 $ 109,855  $ (22,930)

Currency
Forwards                                                    507        2           -           5,424        48           -
Credit
Credit Default Swaps                                     14,275       15       (862)          14,275       614       (894)
Currency/Interest Rate
Currency Swaps                                           69,450      211     (3,325)          62,468     1,516     (2,064)
Equity
Total Return Swaps                                      332,000        -     (8,057)         320,377       762     (6,073)
Equity Options                                       40,739,168   19,639     (9,418)      24,243,020    70,669    (32,824)
                                                    ----------- -------- -----------     ----------- --------- -----------
Total Non-Qualifying Hedges                          43,589,800   67,342   (206,884)      26,374,964   183,464    (64,785)
                                                    =========== ======== ===========     =========== ========= ===========
Total Derivatives (1)                               $43,839,401 $ 73,646 $ (218,467)     $26,520,138 $ 187,616  $ (68,689)
                                                    =========== ======== ===========     =========== ========= ===========

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


  (1)Excludes embedded derivatives which contain multiple underlyings. The fair value of these embedded derivatives was an asset of $348 million and a liability of $1,441 million as of December 31, 2013 and December 31, 2012, respectively, included in "Future policy benefits" and "Fixed maturities, available-for-sale."

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

                                                                           December 31, 2013
                                                ------------------------------------------------------------------------
                                                                    Gross           Net
                                                    Gross          Amounts        Amounts
                                                 Amounts of     Offset in the  Presented in
                                                 Recognized     Statement of   the Statement   Financial
                                                  Financial       Financial    of Financial   Instruments/
                                                 Instruments      Position       Position      Collateral    Net Amount
                                                -------------- --------------  ------------- -------------  ------------
                                                                             (in thousands)
Offsetting of Financial Assets:
Derivatives                                     $       73,219 $      (73,219) $          -  $           -  $          -
Securities purchased under agreement to resell          56,139              -        56,139        (56,139)            -
                                                -------------- --------------  ------------  -------------  ------------
Total Assets                                    $      129,358 $      (73,219) $     56,139  $     (56,139) $          -
                                                ============== ==============  ============  =============  ============
Offsetting of Financial Liabilities:
Derivatives                                     $      218,467 $      (73,051) $    145,416  $    (136,593) $      8,823
Securities sold under agreement to repurchase                -              -             -              -             -
                                                -------------- --------------  ------------  -------------  ------------
Total Liabilities                               $      218,467 $      (73,051) $    145,416  $    (136,593) $      8,823
                                                ============== ==============  ============  =============  ============

                                                                           December 31, 2012
                                                ------------------------------------------------------------------------
                                                                    Gross           Net
                                                    Gross          Amounts        Amounts
                                                 Amounts of     Offset in the  Presented in
                                                 Recognized     Statement of   the Statement   Financial
                                                  Financial       Financial    of Financial   Instruments/
                                                 Instruments      Position       Position      Collateral    Net Amount
                                                -------------- --------------  ------------- -------------  ------------
                                                                             (in thousands)
Offsetting of Financial Assets:
Derivatives                                     $      187,372 $      (68,689) $    118,683  $           -  $    118,683
Securities purchased under agreement to resell         203,437              -       203,437       (203,437)            -
                                                -------------- --------------  ------------  -------------  ------------
Total Assets                                    $      390,809 $      (68,689) $    322,120  $    (203,437) $    118,683
                                                ============== ==============  ============  =============  ============
Offsetting of Financial Liabilities:
Derivatives                                     $       68,689 $      (68,689) $          -  $           -  $          -
Securities sold under agreement to repurchase                -              -             -              -             -
                                                -------------- --------------  ------------  -------------  ------------
Total Liabilities                               $       68,689 $      (68,689) $          -  $           -  $          -
                                                ============== ==============  ============  =============  ============

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see "Credit Risk" below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company's accounting policy for securities repurchase and resale agreements, see Note 2 to the Company's Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                     Year Ended December 31, 2013
-                                        -----------------------------------------------------
                                                                                       Accumulated
                                            Realized           Net                        Other
                                           Investment       Investment     Other      Comprehensive
                                         Gains/(Losses)       Income       Income       Income(1)
                                         ----------------------------------------------------------
                                                            (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate                     $        -         $1,029     $(794) $         (4,848)
                                         --------------     ----------     ------     -------------
  Total cash flow hedges                              -          1,029      (794)           (4,848)
                                         --------------     ----------     ------     -------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                               (191,954)              -          -                 -
  Currency                                           51              -          -                 -
  Currency/Interest Rate                        (3,450)              -       (17)                 -
  Credit                                        (1,106)              -          -                 -
  Equity                                      (130,714)              -          -                 -
  Embedded Derivatives                          274,374              -          -                 -
                                         --------------     ----------     ------     -------------
  Total non-qualifying hedges                  (52,799)              -       (17)                 -
                                         --------------     ----------     ------     -------------
  Total                                      $ (52,799)         $1,029     $(811)          $(4,848)
                                         ==============     ==========     ======     =============

                                                     Year Ended December 31, 2012
-                                        -----------------------------------------------------
                                                                                       Accumulated
                                            Realized           Net                        Other
                                           Investment       Investment     Other      Comprehensive
                                         Gains/(Losses)       Income       Income       Income(1)
                                         ----------------------------------------------------------
                                                            (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate                     $        -           $707 $       46          $(2,376)
                                         --------------     ---------- --  ------     -------------
  Total cash flow hedges                              -            707         46           (2,376)
                                         --------------     ---------- --  ------     -------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                   1,309              -          -                 -
  Currency                                        (147)              -          -                 -
  Currency/Interest Rate                          (866)              -        (6)                 -
  Credit                                          (763)              -          -                 -
  Equity                                       (69,527)              -          -                 -
  Embedded Derivatives                        (116,431)              -          -                 -
                                         --------------     ---------- --  ------     -------------
  Total non-qualifying hedges                 (186,425)              -        (6)                 -
                                         --------------     ---------- --  ------     -------------
  Total                                      $(186,425)           $707       $ 40          $(2,376)
                                         ==============     ========== ==  ======     =============

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


                                              Year Ended December 31, 2011
                                       ------------------------------------------------------
                                                                                 Accumulated
                                            Realized         Net                    Other
                                           Investment     Investment   Other    Comprehensive
                                         Gains/(Losses)     Income     Income     Income(1)
                                       ------------------------------------------------------
                                                            (in thousands)
Derivatives Designated as Hedging
Instruments:
Cash flow hedges
  Currency/Interest Rate                       $  (337)         $233      $49          $1,715
                                         --------------   ----------   ------   -------------
  Total cash flow hedges                          (337)          233       49           1,715
                                         --------------   ----------   ------   -------------
Derivatives Not Qualifying as Hedging
Instruments:
  Interest Rate                                  90,706            -        -               -
  Currency                                          175            -        -               -
  Currency/Interest Rate                          1,102            -        -               -
  Credit                                            733            -        -               -
  Equity                                        (3,264)            -        -               -
  Embedded Derivatives                           88,740            -        -               -
                                         --------------   ----------   ------   -------------
  Total non-qualifying hedges                   178,192            -        -               -
                                         --------------   ----------   ------   -------------
  Total                                        $177,855         $233      $49          $1,715
                                         ==============   ==========   ======   =============

  (1)Amounts deferred in "Accumulated other comprehensive income (loss)."

For the years ended December 31, 2013, 2012 and 2011, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                                       (in thousands)
                                                                                     ----------------
Balance, December 31, 2010                                                                   $    808
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2011             1,607
Amount reclassified into current period earnings                                                  108
                                                                                     ----------------
Balance, December 31, 2011                                                                      2,523
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012             (622)
Amount reclassified into current period earnings                                              (1,754)
                                                                                     ----------------
Balance, December 31, 2012                                                                        147
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013           (4,519)
Amount reclassified into current period earnings                                                (329)
                                                                                     ----------------
Balance, December 31, 2013                                                                   $(4,701)
                                                                                     ================

As of December 31, 2013 and 2012, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 20 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2013 and December 31, 2012.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2013 and December 31, 2012, the Company had $14 million of outstanding notional amounts, reported at fair value as a liability of less than $1 million for both periods.

Prior to disposal in the fourth quarter of 2013, the Company held certain externally-managed investments in the European market which contained embedded derivatives. Their fair values were primarily driven by changes in credit spreads. These investments were medium-term notes that were collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes had a stated coupon and provided a return based on the performance of the underlying portfolios and the level of leverage. The Company invested in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes were accounted for under U.S. GAAP as available-for-sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities were reported in Equity under the heading "Accumulated Other Comprehensive Income (Loss)" and changes in the market value of the embedded total return swaps are

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these investments was $64 million on December 31, 2012. The fair value of the embedded derivatives included in "Fixed maturities, available-for-sale" was a liability of $23 million on December 31, 2012.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC ("PGF"), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate, see Note 13. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Under fair value measurements, the Company incorporates the market's perception of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $24.9 million of commercial loans as of December 31, 2013. The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $116 million as of December 31, 2013.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see "Litigation and Regulatory Matters" below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company's pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2013,

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------

the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys' fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida's Circuit Court of the Second Judicial Circuit in Leon County.

In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, the Company filed a motion to dismiss the complaint. In December 2013, the Court granted the Company's motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The Company is one of several companies subpoenaed by the New York Attorney General regarding its unclaimed property procedures. Additionally, the New York State Department of Financial Services ("NYDFS") has requested that 172 life insurers (including the Company) provide data to the NYDFS regarding use of the SSMDF. The New York Office of Unclaimed Funds is conducting an audit of the Company's compliance with New York's unclaimed property laws. In February 2012, the Massachusetts Office of the Attorney General requested information regarding the Company's unclaimed property procedures. In December 2013, this matter was closed without prejudice. In May 2013, the Company entered into a settlement agreement with the Minnesota Department of Commerce, Insurance Division, which requires the Company to take additional steps to identify deceased insureds and contract holders where a valid claim has not been made.

In December 2010, a purported state-wide class action complaint, Phillips v. Prudential Financial, Inc, was filed in state court and removed to the United States District Court for the Southern District of Illinois. The complaint makes allegations under Illinois law, on behalf of a class of Illinois residents whose death benefit claims were settled by retained assets accounts. In March 2011, the complaint was amended to drop Prudential Financial as a defendant and add the Company and The Prudential Insurance Company of America as a defendant. The matter is now captioned Phillips v. Prudential Insurance and Pruco Life Insurance Company. In November 2011, the complaint was dismissed. In December 2011, plaintiff appealed the dismissal. In May 2013, the United States Court of Appeals for the Seventh Circuit affirmed the dismissal of plaintiff's putative class action complaint. In August 2013, plaintiff's time to appeal the dismissal expired.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for years ended December 31, 2013 and 2012 and less than $1 million for the year ended December 31, 2011. The expense charged to the Company for the deferred compensation program was $7 million, $6 million and $7 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company's share of net expense for the pension plans was $22 million, $18 million and $18 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Prudential Insurance sponsors voluntary savings plans for its employee's 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $8 million for years ended December 31, 2013, 2012 and 2011.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated ("PAD") in consideration for PAD's marketing and underwriting of the Company's products. Commissions and fees are paid by PAD to broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD were $877 million, $1,222 million and $1,144 million during the years ended December 31, 2013, 2012 and 2011, respectively.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,595 million at December 31, 2013 and $2,390 million at December 31, 2012. Fees related to these COLI policies were $42 million, $35 million and $33 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company retains the majority of the mortality risk associated with these COLI policies. In October 2013, the Company increased the maximum amount of mortality risk on any life to $3.5 million for certain COLI policies.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential of Taiwan, PARCC, UPARC, Pruco Re, PAR TERM, PURC and PAR U, and its parent company, Prudential Insurance, in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements.

Reinsurance amounts included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                              December 31,      December 31,
                                                                  2013              2012
                                                           -----------------  ----------------
                                                                      (in thousands)

Reinsurance recoverable                                    $      13,657,859  $      7,032,175
Policy loans                                                         (64,720)          (52,767)
Deferred policy acquisition costs                                 (1,627,838)       (1,112,195)
Policyholders' account balances                                    4,681,356                 -
Future policy benefits and other policyholder liabilities          1,359,340                 -
Other liabilities (reinsurance payables)                             618,781           309,478

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


The reinsurance recoverables by counterparty is broken out below.

                                  December 31,      December 31,
                                      2013              2012
                                ----------------- ----------------
                                          (in thousands)
UPARC                           $          44,835 $         28,655
PAR U                                   8,091,712        1,633,026
PURC                                      940,218                -
PARCC                                   2,411,157        2,299,391
PAR TERM                                  816,787          486,012
Prudential Insurance                      190,035          172,198
Pruco Re (1)                                  642        1,287,660
Prudential of Taiwan                    1,157,639        1,115,560
Unaffiliated                                4,832            9,673
                                ----------------- ----------------
Total Reinsurance Recoverables  $      13,657,859 $      7,032,175
                                ================= ================

(1)December 31, 2013 excludes $388 million reclassed to other liabilities due to the mark-to-market impact discussed above.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company's Consolidated Statements of Operations and Comprehensive Income (Loss) at December 31, were as follows:

                                                                  2013               2012               2011
                                                           -----------------  -----------------  -----------------
                                                                                (in thousands)
Premiums                                                   $      (1,262,539) $      (1,153,853) $      (1,054,452)
Policy charges and fee income                                       (475,692)          (513,404)          (328,778)
Net investment income                                                 (2,096)            (1,500)              (808)
Other income                                                         (31,119)            30,303              3,183
Interest credited to policyholders' account balance                  (72,977)           (51,990)           (23,998)
Policyholders' benefits                                           (1,325,428)        (1,313,157)        (1,133,782)
Reinsurance expense allowances, net of capitalization and
 amortization                                                       (181,440)          (249,008)          (132,961)
Realized investment gains (losses) net                            (2,058,885)           (53,842)         1,185,096

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its Universal Protector policies having no-lapse guarantees with UPARC, an affiliated company. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. During the first quarter of 2013, the agreement between the Company and UPARC was further amended to revise language relating to the consideration due to the Company.

Effective July 1, 2013 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2011 through December 31, 2012. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. Policies with effective dates January 1, 2013 through December 31, 2013 are reinsured with UPARC under the terms of the initial reinsurance agreement described above.

PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011. During the first quarter of 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended to revise language relating to the consideration due to PAR U.

Effective July 1, 2012, the Company's wholly owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U, an affiliated company, to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


On January 2, 2013 the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of the GUL business does not have a material impact on the equity of the Company.

Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended for policies with effective dates from January 1, 2011 through December 31, 2012. Under the amended agreement, PAR U reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 in addition to policies covered by the initial reinsurance agreement discussed above.

Effective October 1, 2013, the Company entered into an Assumption and Novation Agreement with PAR U and PURC. Under this agreement, PAR U novates, assigns, and transfers to PURC all of its rights, title, interests, duties, obligations, and liabilities under the aforementioned amendment entered into on July 1, 2013. PURC will succeed PAR U and become the counterparty to the Company with respect to the novated business. There is no financial impact to the Company as a result of this transaction.

PURC

The Company, excluding its subsidiaries, reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR TERM.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Taiwan Branch Reinsurance Agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business to Prudential of Taiwan, an affiliated company.

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Affiliated Asset Administration Fee Income

The Company participates in a revenue sharing agreement with AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $311 million, $227 million and $153 million for the years ended December 31, 2013, 2012 and 2011, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement was $11 million for the years ended December 31, 2013, 2012 and 2011. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. ("PIMI"), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $14.6 million, $14.1 million and $13.9 million for the years ended December 31, 2013, 2012 and 2011, respectively. These expenses are recorded as "Net Investment Income" in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital ("APIC") and Realized investment gain(loss), respectively.

                                                                                                              Additional
                                                                                                               Paid-in
                                                                                                             Capital, Net
                                                                                                                of Tax
                                                                                         Fair       Book      Increase/
Affiliate              Date   Transaction                 Security Type                  Value      Value     (Decrease)
--------------------- ------- ------------- ------------------------------------------ ---------- ---------- ------------
                                                                                                            (in millions)
UPARC                 Oct-11  Transfer In   Fixed Maturities                           $      350 $        -  $       -
PAR U                 Oct-11  Transfer Out  Fixed Maturities                                1,006        943          -
PAR U                 Oct-11  Sale          Fixed Maturities                                   92         84          -
Prudential Financial  Nov-11  Sale          Fixed Maturities                                   45         41          3
Prudential Insurance  Dec-11  Sale          Commercial Loans                                   21         19          1
PARCC                 Dec-11  Sale          Fixed Maturities                                   38         36          -
Prudential Insurance  Apr-12  Purchased     Fixed Maturities                                    3          2        (1)
Prudential Financial  Apr-12  Purchased     Fixed Maturities                                   28         25        (2)
Prudential Insurance  Jun-12  Purchased     Fixed Maturities                                   91         74       (11)
PAR U                 Sep-12  Sale          Fixed Maturities & Commercial Mortgages           156        142          -
Prudential Financial  Sep-12  Transfer Out  Fixed Maturities                                   46         41          3
Prudential Insurance  Nov-12  Purchased     Fixed Maturities                                  110        102        (5)
Prudential Financial  Nov-12  Purchased     Fixed Maturities                                   12         12        (1)
Prudential Insurance  Dec-12  Purchased     Fixed Maturities                                   59         56        (2)
Prudential Insurance  Jan-13  Transfer In   Fixed Maturities                                  126        108       (12)
PAR U                 Jan-13  Transfer Out  Fixed Maturities                                  126        108          -
Prudential Insurance  Jan-13  Transfer In   Fixed Maturities, Commercial Mortgages,
                                            Short-term Investments, & Trading Account
                                            Assets                                          4,825      4,825        (1)
PAR U                 Jan-13  Transfer Out  Fixed Maturities, Commercial Mortgages,
                                            Short-term Investments, & Trading Account
                                            Assets                                          4,826      4,821          -
UPARC                 Feb-13  Transfer In   Fixed Maturities                                   56         52          -
PAR U                 Feb-13  Transfer Out  Fixed Maturities                                  132        122          -
Prudential Insurance  Mar-13  Purchased     Fixed Maturities                                   47         44        (2)
Prudential Insurance  Sep-13  Sale          Commercial Mortgages                                2          2          1
Prudential Financial  Sep-13  Transfer Out  Fixed Maturities                                   25         25        (1)
UPARC                 Sep-13  Transfer In   Fixed Maturities & Private Equity                 192        189          -
PARU                  Sep-13  Transfer Out  Fixed Maturities, Commercial Mortgages, &
                                            Private Equity                                    704        694          -


                                            Realized
                                           Investment Derivative
                                             Gain/      Gain/
              Security Type                  (Loss)     (Loss)
------------------------------------------ ---------- ----------

Fixed Maturities                            $     -   $      37
Fixed Maturities                                 63        (61)
Fixed Maturities                                  8           -
Fixed Maturities                                  -           -
Commercial Loans                                  -           -
Fixed Maturities                                  2           -
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities & Commercial Mortgages          14         (5)
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities                                  -           -
Fixed Maturities                                 18           -
Fixed Maturities, Commercial Mortgages,
Short-term Investments, & Trading Account
Assets                                            -           -
Fixed Maturities, Commercial Mortgages,
Short-term Investments, & Trading Account
Assets                                            5           -
Fixed Maturities                                  -           -
Fixed Maturities                                 10           -
Fixed Maturities                                  -           -
Commercial Mortgages                              -           -
Fixed Maturities                                  -           -
Fixed Maturities & Private Equity                 -           3
Fixed Maturities, Commercial Mortgages, &
Private Equity                                   10        (15)

                         Pruco Life Insurance Company

--------------------------------------------------------------------------------


Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company's short-term and long-term debt with affiliates:

                                               Amount of Notes - Amount of Notes -
Affiliate                          Date Issued December 31, 2013 December 31, 2012 Interest Rate Date of Maturity
---------                          ----------- ----------------- ----------------- ------------- -----------------
                                                (in thousands)
PFI                                11/15/2010   $       66,000    $       66,000           3.01%        11/13/2015
PFI                                 6/20/2011          150,000           200,000   1.64% - 3.17%   6/2013 - 6/2016
PFI                                12/15/2011          159,000           212,000   2.65% - 3.61% 12/2013 - 12/2016
PFI                                12/16/2011           33,000            44,000   2.65% - 3.61% 12/2013 - 12/2016
PFI                                12/20/2012           88,000           267,000           1.37%        12/15/2015
Prudential Insurance               12/20/2010          204,000           204,000           3.47%        12/21/2015
Washington Street Investment        6/20/2012          316,000           395,000   1.15% - 3.02%   6/2013 - 6/2017
Washington Street Investment       12/17/2012          264,000           330,000   0.95% - 1.87% 12/2013 - 12/2017
Washington Street Investment       12/17/2012           52,000            65,000   0.95% - 1.87% 12/2013 - 12/2017
PFI                                11/15/2013            9,000                 -           2.24%        12/15/2018
PFI                                11/15/2013           23,000                 -           3.19%        12/15/2020
Prudential Insurance                12/6/2013          120,000                 -           2.60%        12/15/2018
Prudential Insurance                12/6/2013          130,000                 -           4.39%        12/15/2023
Prudential Insurance                12/6/2013          250,000                 -           3.64%        12/15/2020
Pru Funding, LLC                   12/31/2013            2,900                 -           0.23%          1/7/2014
                                                --------------    --------------
Total Loans Payable to Affiliates               $    1,866,900    $    1,783,000
                                                ==============    ==============

The total interest expense to the Company related to loans payable to affiliates was $40.2 million, $43.7 million, and $33.1 million for the twelve months ended December 31, 2013, 2012, and 2011, respectively.

Contributed Capital and Dividends

In July and December of 2013 the Company paid dividends in the amounts of $155 million and $268 million respectively to Prudential Insurance.

14. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2013 and 2012 are summarized in the table below:

                                                     March 31       June 30    September 30  December 31
                                                   ------------------------------------------------------
                                                                       (in thousands)

2013
Total revenues                                     $    690,333  $    656,314  $    681,086  $    668,041
Total benefits and expenses                             235,444       229,901      (178,013)      303,812
Income (loss) from operations before income taxes       454,889       426,413       859,099       364,229
Net income (loss)                                  $    347,055  $    311,997  $    577,646  $    301,512
                                                   ============  ============  ============  ============

2012
Total revenues                                     $    498,074  $    561,203  $    540,685  $    624,315
Total benefits and expenses                            (140,737)    1,054,097       181,818       263,722
Income (loss) from operations before income taxes       638,811      (492,894)      358,867       360,593
Net income (loss)                                  $    461,304  $   (353,363) $    315,599  $    260,797
                                                   ============  ============  ============  ============

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2013 and December 31, 2012, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 13 of the consolidated financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 10, 2014

                                    PART C

ITEM 24.FINANCIAL STATEMENTS AND EXHIBITS

(a) FINANCIAL STATEMENTS

(1) Financial Statements of the Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2013; the Statement of Operations for the period ended December 31, 2013; the Statements of Changes in Net Assets for the periods ended December 31, 2013 and December 31, 2012; and the Notes relating thereto appear in the statement of additional information. (Part B of the Registration Statement).

(2) Consolidated Financial Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2013 and 2012; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2013, 2012, and 2011; and the Notes to the Consolidated Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

    (1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. (Note 2)

    (2) Agreements for custody of securities and similar investments--Not Applicable.

(3) (a) Specimen Selected Broker Agreement used by PIMS. (Note 3)

    (b) Distribution and Principal Underwriting agreement between Pruco Life Insurance Company and Prudential Annuities Distributors, Inc. (Note 18)

(4) (a) The Prudential Premier Variable Annuity B Series, L Series and X Series certificate issued under group annuity contract (including schedule pages for each Series). (Note 1)

    (b) The Prudential Premier Variable Annuity B Series, L Series and X Series individual annuity contract (including schedule pages for each Series). (Note 1)

    (c) Guaranteed Minimum Income Benefit Rider. (Note 1)

    (d) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 1)

    (e) Periodic Value Death Benefit Rider. (Note 1)

    (f) Periodic Value Death Benefit Schedule Supplement. (Note 1)

    (g) Combination Roll-up Value and Periodic Value Death Benefit Rider. (Note
        1)

    (h) Combination Roll-up Value Death Benefit Schedule Supplement. (Note 1)

    (i) Guaranteed Minimum Payments Benefit Rider. (Note 1)

    (j) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 1)

    (k) Enhanced Dollar Cost Averaging Rider. (Note 1)

    (l) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 1)

    (m) Longevity Credit Rider. (Note 1)

    (n) Individual Retirement Annuity Endorsement. (Note 1)

    (o) Roth Individual Retirement Annuity Endorsement. (Note 1)

    (p) 403(b) Annuity Endorsement. (Note 1)

    (q) Medically Related Surrender Provision Endorsement. (Note 1)

    (r) Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments Benefit (Spousal Lifetime Five) (Note 12)

    (s) Endorsement Supplement: Joint and Survivor Guaranteed Minimum Payments Benefit Schedule (Spousal Lifetime Five) (Note 12)

    (t) Highest Daily Lifetime Five Benefit Rider (Enhanced) (Note 14)

    (u) (Highest Daily Lifetime Five Schedule Supplement) (Note 15)

    (v) Schedule pages for the Premier Variable Annuity Bb Series. (Note 17)

    (w) Highest Daily Lifetime Guaranteed Return Option (Note 18)

    (x) Highest Daily Lifetime Seven Benefit Rider (Enhanced) (Note 18)

    (y) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option (Note 20)

    (z) Rider for Highest Daily Lifetime Seven with Lifetime Income Accelerator (Note 20)

   (aa) Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary Income Option (Note 20)

   (ab) Schedule supplement for Highest Daily Lifetime Seven with Lifetime Income Accelerator (Note 20)

   (ac) Highest Daily Lifetime Seven Benefit Schedule Supplement
        (P-SCH-HD7(1/09)) (Note 21)

   (ad) Highest Daily Lifetime Five Benefit Schedule Supplement
        (P-SCH-HDLT(1/09)) (Note 21)

   (ae) Beneficiary Annuity Endorsement (P-END-BENE(2/09)) (Note 21)

   (af) Beneficiary Individual Retirement Annuity Endorsement
        (P-END-IRABEN(2/09)) (Note 21)

   (ag) Beneficiary Roth Individual Retirement Annuity Endorsement (P-END-ROTHBEN(2/09)) (Note 21)

   (ah) Highest Daily Lifetime 7 Plus Benefit Rider (P-RID-HD7(2/09)) (Note 21)

   (ai) Highest Daily Lifetime 7 Plus Schedule Supplement (P-SCH-HD7(2/09)) (Note 21)

   (aj) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit Rider (P-RID-HD7-DB(2/09)) (Note 21)

   (ak) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule Supplement (P-SCH-HD7-DB(2/09)) (Note 21)

   (al) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit Rider (P-RID-HD7-LIA(2/09)) (Note 21)

   (am) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Schedule Supplement (P-SCH-HD7-LIA(2/09)) (Note 21)

   (an) Highest Daily Lifetime 6 Plus Rider (P-RID-HD6-8/09) (Note 22)

   (ao) Highest Daily Lifetime 6 Plus schedule (P-SCH-HD6-8/09) (Note 22)

   (ap) Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (P-RID-HD6-LIA-8/09) (Note 22)

   (aq) Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule
        (P-SCH-HD6-LIA-8/09) (Note 22)

   (ar) Highest Daily GRO II Benefit rider (P-RID-HD GRO-1l/09) (Note 23)

   (as) Highest Daily GRO II Benefit SCHEDULE (P-SCH-HD GRO-ll/09) (Note 23)

   (at) Highest Daily GRO CAP Benefit SCHEDULE (P-SCH-HDGROCAP-l1/09) (Note 23)

   (au) Form of Highest Daily GRO II Benefit Schedule Supplement
        (P-SCH-HDGRO(11/09)((8/10)) (Note 26)

   (av) Form of Highest Daily GRO Benefit Schedule Supplement
        (P-SCH-HDGROCAP(11-09)(8/10)) (Note 26)

   (aw) Amendatory Tax Endorsement. (Note 29)

(5) (a) Application form for the Contract. (Note 13)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

    (b) By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. (Note 5)

(7) Contract of reinsurance in connection with variable annuity contract:

    (a) Coinsurance Agreement for LT5WB. (Note 1)

    (b) Coinsurance Agreement for SLT5. (Note 13)

    (c) Coinsurance Agreement for HDLT5. (Note 15)

    (d) Amendment 1 to Coinsurance Agreement for LT5WB. (Note 24)

    (e) Amendment 1 to Coinsurance Agreement for HDLT5. (Note 24)

    (f) Amendment 2 to Coinsurance Agreement for HDLT5. (Note 24)

    (g) Coinsurance Agreement for HD6+. (Note 24)

    (h) Coinsurance Agreement for HD7+. (Note 24)

    (i) Coinsurance Agreement for HD7. (Note 24)

    (j) Coinsurance Agreement for HD GRO. (Note 24)

    (k) Amendment 1 to Coinsurance Agreement for HD GRO. (Note 24)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

    (a) Copy of Fund Participation Agreement. (Note 6)

    (b) Copy of Rule 22C-2 Agreement. (Note 16)

    (c) Amendment to Fund Participation Agreement. (Note 29)

(9) Opinion of Counsel. (Note 13)

(10)Written Consent of Independent Registered Public Accounting Firm. (Note 30)

(11)All financial statements omitted from Item 23, Financial Statements--Not Applicable.

(12)Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)Powers of Attorney.

     (a)   Bernard J. Jacob (Note 30)

     (b)   Robert F. O'Donnell (Note 27)

     (c)   Kent D. Sluyter (Note 28)

     (d)   Richard F. Lambert (Note 28)

     (e)   Yanela C. Frias (Note 28)

     (f)   John Chieffo and Kenneth Y. Tanji (Note 29)

     (g)   Stephen Pelletier (Note 30)

 (Note 1). Incorporated by reference to Form N-4, Registration No.333-130989, filed January 12, 2006 on behalf of the Prucolife Flexible Premium
           Variable Annuity Account.

 (Note 2). Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco LifeFlexible Premium
           Variable Annuity Account.

 (Note 3). Incorporated by reference to Post-Effective Amendment No. 6 to Form
           N-4, Registration No.333-06701, filed April 5, 1999 on behalf of the
           Pruco Life Flexible Premium Variable Annuity Account.

 (Note 4). Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the
           Pruco Life Variable Appreciable Account.

 (Note 5). Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

 (Note 6). Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium
           Variable Annuity Account.

 (Note 7). Incorporated by reference to the initial registration on Form N-4, Registration No. 333-37728, filed May 24, 2000 on behalf of the
           Pruco Life Flexible Premium Variable Annuity Account.

 (Note 8). Incorporated by reference to Post-Effective Amendment No. 2 to Form
           S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the Pruco Life Variable Appreciable Account.

 (Note 9). Incorporated by reference to Form S-6, Registration No. 333-49332, filed November 3, 2000 on behalf of the Pruco Life Variable
           Universal Account.

(Note 10). Incorporated by reference to Post-Effective Amendment No. 39, Form
           N-4 to Registration No. 333-37728, filed November 14, 2003 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11). Incorporated by reference to Post-Effective Amendment No. 14, Form
           N-4, Registration No.: 333-37728, filed November 15, 2004 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12). Incorporated by reference to Post-Effective Amendment No. 9, Form
           N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 13). Incorporated by reference to Pre-Effective Amendment No. 1, Form
           N-4, Registration No. 333-130989, filed April 14, 2006 on behalf of
           Pruco Life Flexible Premium Variable Annuity Account.

(Note 14). Incorporated by reference to Post-Effective Amendment No. 1, Form
           N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of
           Pruco Life Flexible Premium Variable Annuity Account.

(Note 15). Incorporated by reference to Post-Effective Amendment No. 18 to Form
           N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible
           Premium Variable Annuity Account.

(Note 16). Incorporated by reference to Post-Effective Amendment No. 3, Form
           N-4, Registration No. 333-130989, filed April 19, 2007 on behalf of
           Pruco Life Flexible Premium Variable Annuity Account.

(Note 17). Incorporated by reference to the initial registration on Form N-4,
           Registration No. 333-144639, filed July 17, 2007 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 18). Incorporated by reference to Post-Effective Amendment No. 9, Form
           N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 19). Incorporated by reference to Post-Effective Amendment No. 14, Form
           N-4, Registration No. 333-130989, filed October 31, 2008 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 20). Incorporated by reference to Post-Effective Amendment No. 17, to
           Registration No. 333-130989, filed January 28 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 21). Incorporated by reference to Post-Effective Amendment No. 21 to Form
           N-4 Registration 333-130989, filed June 1, 2009 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 22). Incorporated by reference to Post-Effective No. 23 to Form N-4
           Registration Statement No. 333-130989, filed August 27, 2009 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 23). Incorporated by reference to Post-Effective No. 25, Form N-4,
           Registration No. 333-130989, filed April 16, 2010 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 24). Incorporated by reference to Post-Effective No. 22, Form N-4,
           Registration No. 333-144639, filed April 16, 2010 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 25). Incorporated by reference to Post-Effective No. 23, Form N-4,
           Registration No. 333-144639, filed July 1, 2010 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 26). Incorporated by reference to Post-Effective No. 8, Form N-4,
           Registration No. 333-162673, filed December 8, 2011 on behalf of
           Pruco Life Flexible Premium Variable Annuity Account.

(Note 27). Incorporated by reference to Post-Effective No. 29, Form N-4,
           Registration No. 333-144639, filed July 24, 2012 on behalf of Pruco
           Life Flexible Premium Variable Annuity Account.

(Note 28). Incorporated by reference to Post-Effective No. 32, Form N-4,
           Registration No. 333-144639, filed February 13, 2013 on behalf of
           Pruco Life Flexible Premium Variable Annuity Account.

(Note 29). Incorporated by reference to Post-Effective No. 33 to Registration
           No. 333-144639, filed April 12, 2013 on behalf of Pruco Life
           Flexible Premium Variable Annuity Account.

(Note 30). Filed herewith

ITEM 25.DIRECTORS AND OFFICERS OF THE DEPOSITOR (ENGAGED DIRECTLY OR INDIRECTLY IN REGISTRANT'S VARIABLE ANNUITY BUSINESS):

The directors and major officers of Pruco Life are listed below:

      NAME AND PRINCIPAL                POSITION AND OFFICES
       BUSINESS ADDRESS                 WITH DEPOSITOR
       ------------------               --------------------

John Chieffo                            Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2917

Joseph D. Emanuel                       Vice President, Chief Legal Officer,
One Corporate Drive                     and Secretary
Shelton, Connecticut 06484-6208

Yanela C. Frias                         Vice President, Director,
213 Washington Street                   Chief Accounting Officer, and
Newark, New Jersey 07102-2917           Chief Financial Officer

Sarah J. Hamid                          Senior Vice President, Chief Actuary,
751 Broad Street                        and Appointed Actuary
Newark, New Jersey 07102-3714

Bernard J. Jacob                        Director
751 Broad Street
Newark, New Jersey 07102-3714

Richard F. Lambert                      Director
751 Broad Street
Newark, New Jersey 07102-3714

James M. O'Connor                       Senior Vice President and Actuary
751 Broad Street
Newark, New Jersey 07102-3714

Robert F. O'Donnell                     Director, Chief Executive Officer, and
One Corporate Drive                     President
Shelton, Connecticut 06484-6208

Kent D. Sluyter                         Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2992

Kenneth Y. Tanji                        Director and Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

Stephen Pelletier                       Senior Vice President
751 Broad Street
Newark, New Jersey 07102-3714

ITEM 26.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 27, 2014, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27.NUMBER OF CONTRACT OWNERS

As of February 28, 2014, there were 1,228 Qualified contract owners and 513 Non-Qualified contract owners.

ITEM 28.INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies through which the bulk of the variable annuities are issued are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the Directors and Officers of PAD is set forth below:

                                            POSITIONS AND OFFICES
NAME                                          WITH UNDERWRITER
----                              ------------------------------------------
Timothy S. Cronin                 Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Bruce Ferris                      President and Chief Executive Officer and
One Corporate Drive               Director
Shelton, Connecticut 06484-6208

Yanela C. Frias                   Senior Vice President and Director
213 Washington Street
Newark, New Jersey 07102-2917

Jacob M. Herschler                Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Patricia L. Kelley                Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Steven P. Marenakos               Senior Vice President and Director
One Corporate Drive
Shelton, Connecticut 06484-6208

Yvonne Rocco                      Senior Vice President
751 Broad Street
Newark, New Jersey 07102-3714

Mark Livesay                      Vice President and Chief Operating
One Corporate Drive               Officer
Shelton, Connecticut 06484-6208

Adam Scaramella                   Vice President, Secretary and Chief Legal
2101 Welsh Road                   Officer
Dresher, Pennsylvania 19025-5001

Mark E. Sieb                      Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

Steven Weinreb                    Chief Financial Officer and Controller
3 Gateway Center
Newark, New Jersey 07102-4061

Michael B. McCauley               Vice President and Chief Compliance
One Corporate Drive               Officer
Shelton, Connecticut 06484-6208

Robert R. Costello                Vice President
2101 Welsh Road
Dresher, Pennsylvania 19025-5000

Andrew A. Morawiec                Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

(c) Commissions received by PAD during 2013 with respect to all individual annuities issued by Pruco Life.

                                               NET
                                          UNDERWRITING
                                          DISCOUNTS AND COMPENSATION ON  BROKERAGE
NAME OF PRINCIPAL UNDERWRITER              COMMISSIONS    REDEMPTION    COMMISSIONS COMPENSATION
-----------------------------             ------------- --------------- ----------- ------------

Prudential Annuities Distributors, Inc.*  $816,806,293       $-0-          $-0-         $-0-

* PAD did not retain any of these commissions.

ITEM 30.LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31
(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31.MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32.UNDERTAKINGS

(a)Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c)Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e)Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 9th day of April 2014.

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                                  REGISTRANT

                       BY: PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR

Stephen Pelletier*
--------------------------------
Stephen Pelletier
Senior Vice President,
  Performing the functions of
  the principal executive
  officer as of the date of this
  Registration Statement on
  Form N-4

                         PRUCO LIFE INSURANCE COMPANY
                                   DEPOSITOR

By:  Stephen Pelletier*
     --------------------------------
     Stephen Pelletier
     Senior Vice President,
       Performing the functions of
       the principal executive
       officer as of the date of this
       Registration Statement on
       Form N-4

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE                                                            TITLE                           DATE
---------                                          ------------------------------------------ -------------------
-------------------------------                    Chief Executive Officer, President and
Robert F. O'Donnell                                Director                                   April 9, 2014

Yanela C. Frias*
-------------------------------                    Chief Financial Officer, Chief Accounting
Yanela C. Frias                                    Officer, Vice President and Director       April 9, 2014

Kent D. Sluyter*
-------------------------------
Kent D. Sluyter                                    Director                                   April 9, 2014

Kenneth Y. Tanji*
-------------------------------
Kenneth Y. Tanji                                   Director                                   April 9, 2014

John Chieffo*
-------------------------------
John Chieffo                                       Director                                   April 9, 2014

Bernard J. Jacob*
-------------------------------
Bernard J. Jacob                                   Director                                   April 9, 2014

Richard F. Lambert*
-------------------------------
Richard F. Lambert                                 Director                                   April 9, 2014

By:  /s/ William J. Evers
     -------------------------
     William J. Evers

* Executed by William J. Evers on behalf of those indicated pursuant to Power of Attorney.

                                    EXHIBITS

(b)(10)  Written Consent of Independent Registered Public Accounting Firm
(13)(a) Bernard J. Jacob
(13)(g) Stephen Pelletier